UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1.	Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Semiannual Report

Unaudited  |  June 30, 2013

Message from the President

The first half of 2013 was a positive period for many equity investors. Overall, U.S. stocks, as represented by the S&P 500® Index, experienced solid double-digit returns. International stocks also generally advanced during the first half of 2013. In contrast, bonds tended to be weak throughout the first half of the year, and markets remain uncertain regarding the potential for rising interest rates in the future.

The year began with a figurative sigh of relief, as Congress finally agreed on a resolution to the so-called fiscal cliff. Stocks rose in response, but dipped slightly toward the end of February on concerns about the euro zone. The stock market ended the first quarter in positive territory, and the positive sentiment continued into the second quarter, until the Federal Reserve indicated in mid-June that it might slow or stop direct asset purchases by the Federal Open Market Committee—known as quantitative easing—in the months ahead. Despite the setback, the stock market generally recorded positive returns for the second quarter.

Within the U.S. equity market, mid- and small-cap stocks generally outperformed large-capitalization stocks during the period. Value stocks generally outperformed growth stocks among large-cap and mid-cap issues. However, in the small- and micro-cap segments of the market, growth stocks outperformed value stocks. Of course, past performance is no guarantee of future results.

Overseas, Japanese stocks were particularly strong, buoyed by the recent election of a new prime minister and the accommodative policies of the Bank of Japan. European stocks revived as the pace of economic decline moderated. Even so, the euro zone continued to face major fiscal hurdles, high unemployment and widespread dissatisfaction with austerity measures. On the whole, emerging markets tended to provide negative returns because of local economic issues, price concerns about metals and other commodities, and uncertainty about the pace of growth in China.

The U.S. fixed-income market experienced headwinds during the period, as suggestions that quantitative easing might taper off in the foreseeable future led to a rise in U.S. Treasury yields. As a result, high-quality bonds generally ended the first half of 2013 with negative total returns. High-yield corporate bonds fared more positively, providing low single-digit returns. Convertible bonds were considerably stronger because their return potential is tied to equity prices, which rose during the six months ended June 30, 2013.

Wide variations in the performance of various asset classes reinforce the importance of maintaining both a diversified portfolio and a long-term perspective. Since no one can predict where the market will move next, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, revisiting it periodically and making adjustments only as long-term needs change.

At MainStay VP Funds Trust, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Portfolios. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay VP Portfolio(s) during the six months ended June 30, 2013. We encourage you to read the reports carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P 500® Index is an unmanaged index and is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

Not part of the Semiannual Report

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Investors should refer to each Portfolio’s Summary Prospectus and/or the MainStay VP Funds Trust Prospectus and consider each Portfolio’s investment objectives, strategies and risks. The Summary Prospectus and/or the Prospectus contain this and other information about each Portfolio. You may obtain copies of each Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholderServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments.

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Index Definitions

The information below is an explanation of the various indices and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-453. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index is an unmanaged index that consists of the Russell Midcap® Value Index (60% weighted) and the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds.

Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity.

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred-interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays U.S. Government Bond Index is an unmanaged index that consists of publicly issued debt of the U.S. Treasury and government agencies.

Barclays U.S. Government/Credit Bond Index includes investment-grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of at least one year.

Barclays U.S. TIPS Index includes all publicly issued, U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and are rated investment grade.

Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S.

Aggregate Bond Index weighted 35%, 5% and 60%, respectively.

Credit Suisse High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Dow Jones Global Utilities Index is a free float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets.

Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.

Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively.

Janus Balanced Composite Index is an unmanaged index that consists of the S&P 500® Index (55% weighted) and the Barclays U.S. Aggregate Bond Index (45% weighted).

LIBOR—London InterBank Offered Rate is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively.

Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively.

Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years.

M-2

Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

MSCI ACWI® Ex U.S. is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI EAFE® Index is an unmanaged index that consists of international stocks representing the developed world outside of North America.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index is an unmanaged Index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index is an unmanaged index that measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P  500® Index is an unmanaged index and is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded natural resource-related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies.

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MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[2]
Initial Class Shares	10.00%	16.71%	7.28%	5.98%	0.79%
Service Class Shares	9.87	16.42	7.01	5.70	1.04

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (5/2/05)
Russell Midcap® Value Index[3]	16.10%	27.65%	8.87%	8.19%
Balanced Composite Index[3]	8.76	16.04	7.79	7.19
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	–1.65	0.27	4.55	4.52
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	6.60	13.77	5.01	5.77

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-4	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,100.00	$4.01	$1,021.00	$3.86

Service Class Shares	$1,000.00	$1,098.70	$5.31	$1,019.70	$5.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

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Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2013 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.25%–2.25%, due 5/15/15–5/15/23

2.	Federal National Mortgage Association, 0.375%–2.75%, due 3/13/14–2/15/18

3.	Federal Home Loan Mortgage Corporation, 0.50%–1.75%, due 11/25/14–5/30/19

4.	Bank of America Corp.

5.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1
6.	S&P 500 Index—SPDR Trust Series 1

7.	JPMorgan Chase & Co.

8.	Goldman Sachs Group, Inc. (The)

9.	Citigroup, Inc.

10.	Hewlett-Packard Co.

M-6	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of New York Life Investments,1 the Portfolio’s Manager, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Balanced Portfolio returned 10.00% for Initial Class shares and 9.87% for Service Class shares. Over the same period, both share classes underperformed the 16.10% return of the Russell Midcap® Value Index,2 which is the Portfolio’s broad-based securities-market index. For the six months ended June 30, 2013, both share classes outperformed the 8.76% return of the Balanced Composite Index,2 which is a secondary benchmark of the Portfolio, and the –1.65% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index,2 which is an additional benchmark of the Portfolio. Both share classes outperformed the 6.60% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Portfolio’s Subadvisor, changed its name to Cornerstone Capital Management Holdings LLC. Effective February 28, 2013, the Portfolio’s Principal Investment Strategies changed and Andrew Ver Planck replaced Harvey J. Fram as a portfolio manager of the Portfolio.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio outperformed the Russell Midcap® Value Index during the reporting period. The underlying quantitative model worked well, with valuation factors related to cash flow and revenue making strong contributions to the model’s performance. The model was successful in identifying both winners and losers, but it was particularly effective at identifying stocks that would provide strong performance in relation to the Russell Midcap® Value Index. This helped translate the model’s performance to the long-only performance of the Portfolio.

Which sectors in the equity portion of the Portfolio were the strongest positive contributors to relative performance, and which sectors were particularly weak?

In the equity portion of the Portfolio, health care, information technology and industrials were the strongest contributors to relative performance. (Contributions take weightings and total returns into account.) In health care, our model correctly identified several hospital management companies whose share price appreciated, as their utilization rates went up with an improving economy and a favorable legisla-tive environment. The Portfolio also made some successful stock selections in the information technology sector, where turnaround stocks such as those of semiconductor device manufacturer Micron Technology and computer hardware company Hewlett-Packard were rewarded. Within the industrials sector, the Portfolio benefited from favoring airline stocks such as Delta Air Lines and Copa Holdings.

The weakest sector contributions to relative performance in the equity portion of the Portfolio came from consumer discretionary, telecommunication services and utilities. Unfavorable stock selection in the consumer discretionary sector, particularly among specialty retailers, had a negative impact on performance. Overweight positions in certain telecommunication stocks, such as AT&T and Centurylink, also detracted from performance. In general, the equity portion of the Portfolio typically has a lower-than-benchmark exposure to the utilities sector, but some overweight positions within the sector, such as Consolidated Edison and FirstEnergy, hurt relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?

Semiconductor device manufacturer Micron Technology, cardiovascular device maker Boston Scientific, and health care—services company Health Management Associates made the strongest contributions to absolute performance in the equity portion of the Portfolio. We held overweight positions in each of these stocks, and all of them had stellar share price performance during the reporting period. Micron delivered strong financial results that exceeded

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

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analysts’ estimates, citing increased shipments and margins. Boston Scientific was helped by the prospect that its S-ICD unit would be a strong revenue driver. Health Management Associates, which operates 70 hospitals in 15 states, saw its shares plunge in early April after the company reduced its 2013 earnings forecast, blaming a decline in hospital admissions. At the end of May, however, reports surfaced that the company was a potential buyout target by hospital company Community Health Systems. Largely as a result of this news, Health Management Associates returned 57% during the reporting period.

Metals & mining companies Freeport-McMoRan Copper & Gold and Newmont Mining and coal miner Peabody Energy were the weakest contributors to absolute performance in the equity portion of the Portfolio. Freeport-McMoRan and Newmont Mining both struggled as inventories rose and metals prices fell. Freeport-McMoRan’s recent acquisitions of McMoRan Exploration and Plains Exploration & Production leveraged the company’s balance sheet at the peak of the copper cycle, which may pose a handicap for the stock going forward. Peabody Energy suffered from low coal and natural gas prices and weak demand.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio purchased medical equipment company CareFusion and commercial finance company CIT Group during the reporting period. CareFusion was a new purchase for the Portfolio, made on the basis of strong sales and sentiment scores in February 2013. More shares were later purchased as the stock’s momentum score held up and valuation remained reasonable. CareFusion was a major beneficiary of the U.S. Food and Drug Administration’s expanded ban on imports of infusion pumps from certain countries. Shares of CIT Group were mainly purchased during the first quarter of 2013 because our model found the company’s valuation attractive and identified a positive credit-quality trend. The stock’s momentum score also improved, as the company reported that the regulatory curbs imposed during the 2009 financial crisis were lifted. The CIT board also approved a $200 million share buyback.

During the reporting period, the equity portion of the Portfolio sold shares of fertilizer company CF Industries and home appliance maker Whirlpool. CF Indus tries delivered strong fourth-quarter financial results in February 2013, but the company’s share price remained under pressure through much of the first half because of concerns about the company’s capital-allocation policy and the general low-growth outlook for the chemicals industry. Our model still regarded the stock as inexpensive from a valuation perspective, but the return expectation was reduced because of a poor credit-quality score and a deteriorating price trend. The equity portion of the Portfolio had been reducing its positions in CF Industries since February and maintained an underweight position in the company throughout the second quarter. The equity portion of the Portfolio also sold shares of Whirlpool, starting in January 2013, because of a deteriorating share issuance score and a poor earning quality score. The equity portion of the Portfolio continued to trim its holdings until May, as the stock’s momentum and sentiment readings slipped.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, the biggest increase in sector exposure was in energy, which went from a neutral to a modestly overweight position, as the Portfolio bought some refiners and oil & gas exploration & production companies. The equity portion of the Portfolio also bought stocks in information technology through purchases in computer hardware and semiconductors, which caused the equity portion of the Portfolio to move from an underweight position in the sector to a slightly overweight position.

On the other hand, the utilities sector saw the great- est decrease—from an underweight position to one that was more significantly underweight relative to the Russell Midcap® Value Index. In the equity portion of the Portfolio an underweight position in financials also became more significantly underweight as positions in some REITs and regional bank stocks were sold.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the equity portion of the Portfolio was most substantially overweight relative to the Russell Midcap® Value Index in the consumer staples sector, followed by consumer discretionary. As of the same date, the equity portion of the Portfolio held its most significantly underweight position in the financials sector, followed by utilities.

M-8	MainStay VP Balanced Portfolio

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio held overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. During the first half of the reporting period, the fixed-income portion of the Portfolio reduced its exposure to mortgage-backed securities. During the second half of the reporting period, we added back to the mortgage-backed securities sector, a move that detracted from performance, as the sector underperformed the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. Our allocation to corporate bonds benefited performance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. Security selection within corporate bonds detracted slightly from the Portfolio’s performance because of an underweight position in low-quality emerging-market debt. Allocations to commercial mortgage-backed securities and mortgage-backed securities detracted from relative performance, as both sectors underperformed the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index for the reporting period. Throughout the reporting period, the fixed-income portion of the Portfolio steadily increased its allocation to asset-backed securities and corporate bonds, which resulted in a decreased allocation to U.S. Treasury securities.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

In general, the duration was close to that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. There was, however, one instance during the latter half of the reporting period when the duration of the fixed-income portion of the Portfolio was modestly shorter than that of the Index. Overall, duration positioning had a positive impact on the Portfolio’s performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

There were several periods when specific factors, risks and market forces prompted asset-allocation decisions for the fixed-income portion of the Portfolio. We maintained an overweight position in spread4 assets throughout the reporting period. Our favorable outlook for spread assets was driven by the strong credit profile across the investment-grade universe and by our favorable outlook for market technicals. Toward the middle of the first quarter of 2013, we reduced our position in mortgage-backed securities to neutral because of rising prepayments and potential policy risks in Washington. The performance of the fixed-income portion of the Portfolio during this part of the reporting period was slightly negative relative to the benchmark. In the beginning of the second quarter of 2013, we increased our mortgage-backed securities allocation in an effort to capitalize on the incremental yield advantage gained by owning the sector over U.S. Treasury securities. Toward the end of the second quarter of 2013, we reduced this overweight back to a neutral position as the market began to anticipate an earlier-than-expected tapering of asset purchases by the Federal Reserve, which could leave the sector vulnerable to spread widening. During this part of the reporting period, the fixed-income portion of the Portfolio underperformed the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

During the reporting period, which market segments were the strongest contributors to performance in the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, our sector allocation relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in asset-backed securities was a strong contributor to fixed-income performance. Duration positioning also had a positive impact on the overall performance of the fixed-income portion of the Portfolio.

Our sector allocation in relation to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in mortgage-backed securities was

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. Spread assets are assets that typically trade at a spread to U.S. Treasury securities.

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the most substantial detractor from relative performance. As mentioned earlier, security selection within corporate bonds also detracted from performance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

Most purchases and sales made by the Portfolio during the reporting period were related to day-to-day management functions to keep the Portfolio within Prospectus limitations, keep duration in line with the portfolio managers’ strategy, manage cash inflows and outflows, and rebalance the Portfolio periodically to keep it in line with the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. Aside from these items, the fixed-income portion of the Portfolio did make one significant purchase. Toward the end of the reporting period, we purchased shares in the iShares Intermediate Credit Bond Exchange Traded Fund (CIU). We purchased the ETF to help better manage liquidity in the fixed-income portion of the Portfolio.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

As previously noted, we modified exposure to spread assets throughout the period in response to risk factors and perceived reward potential. We funded overweight positions in spread assets by lowering allocations to U.S. Treasury securities.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the fixed-income portion of the Portfolio held overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in spread assets. The largest overweight was in U.S. corporate bonds, followed by asset-backed securities. In addition, the fixed-income portion of the Portfolio held overweight positions relative to this Index in commercial mortgage-backed securities and U.S. agencies. As of the same date, the fixed-income portion of the Portfolio held an underweight position relative to this Index in U.S. Treasury securities. As of June 30, 2013, the duration of the fixed-income portion of the Portfolio was shorter than that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-10	MainStay VP Balanced Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 35.7%† Asset-Backed Securities 2.6%
Auto Floor Plan ABS 0.1%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A2 0.743%, due 6/15/20 (a)	$150,000	$150,030

Automobile 0.6%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	90,000	90,216
Chesapeake Funding LLC Series 2013-1A, Class A 0.643%, due 1/7/25 (a)(b)	200,000	199,780
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	146,751	146,991
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	200,000	199,034
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	154,095	154,346
Mercedes-Benz Auto Receivables Trust Series 2012-1, Class A3 0.47%, due 10/17/16	300,000	299,161
USAA Auto Owner Trust Series 2012-1, Class A3 0.43%, due 8/15/16	100,000	99,701
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	150,000	150,343
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, due 11/16/15	100,000	99,991

		1,439,563

Credit Cards 0.0%‡
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	86,000	86,151

Other ABS 1.9%
Apidos CDO Series 2013-14A, Class A 1.415%, due 4/15/25 (a)(b)(c)	475,000	471,200

	Principal Amount	Value
Other ABS (continued)
Ares CLO, Ltd. 2013-2A A1 1.524%, due 7/28/25 (a)	$450,000	$450,000
Babson CLO, Ltd. Series 2013-IA, Class A 1.312%, due 4/20/25 (a)(b)(c)	450,000	450,000
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.45%, due 5/20/25 (a)(b)(c)	350,000	347,375
Carlyle Global Market Strategies
Series 2013-3A, Class A1A 1.39%, due 7/15/25 (a)(b)(c)	250,000	249,475
Series 2013-2A, Class A1 1.464%, due 4/18/25 (a)(b)(c)	250,000	249,237
Cent CLO, L.P. Series 2013-18A, Class A 1.395%, due 7/23/25 (a)(b)(c)	375,000	371,250
CNH Equipment Trust Series 2012-C, Class A3 0.57%, due 12/15/17	200,000	198,846
Dryden Senior Loan Fund Series 2013-26A, Class A 1.425%, due 7/15/25 (a)(b)(c)	280,000	278,443
John Deere Owner Trust
Series 2012-B, Class A3 0.53%, due 7/15/16	200,000	199,399
Series 2012-A, Class A3 0.75%, due 3/15/16	200,000	200,109
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.48%, due 1/15/25 (a)(b)(c)	275,000	274,838
OHA Loan Funding, Ltd. Series 2013-1A, Class A 1.726%, due 7/16/25 (a)(b)(c)	450,000	450,000
Race Point CLO, Ltd. Series 2013-8A, Class A 1.524%, due 2/20/25 (a)(b)(c)	270,000	270,467
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.447%, due 4/15/25 (a)(b)(c)	275,000	274,785

		4,735,424

Total Asset-Backed Securities (Cost $6,422,425)		6,411,168

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-11

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds 17.2%
Aerospace & Defense 0.3%
BAE Systems PLC 3.50%, due 10/11/16 (b)	$100,000	$104,615
General Dynamics Corp. 2.25%, due 7/15/16	50,000	51,583
Northrop Grumman Corp. 3.25%, due 8/1/23	400,000	378,524
United Technologies Corp. 1.80%, due 6/1/17	300,000	301,099

		835,821

Auto Manufacturers 0.1%
Daimler Finance North America LLC 3.875%, due 9/15/21 (b)	200,000	204,178
Volkswagen International Finance N.V. 1.625%, due 3/22/15 (b)	100,000	101,167

		305,345

Banks 5.4%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	400,000	422,649
♦Bank of America Corp.
2.00%, due 1/11/18	375,000	363,230
3.30%, due 1/11/23	750,000	708,860
5.65%, due 5/1/18	375,000	416,618
Bank of Montreal 1.95%, due 1/30/18 (b)	325,000	332,215
BB&T Corp.
1.133%, due 6/15/18 (a)	275,000	275,262
1.45%, due 1/12/18	100,000	96,607
BNP Paribas S.A. 3.25%, due 3/3/23	375,000	344,719
Capital One Financial Corp.
1.00%, due 11/6/15	250,000	246,610
2.15%, due 3/23/15	150,000	152,364
♦Citigroup, Inc.
3.375%, due 3/1/23	75,000	71,746
3.50%, due 5/15/23	250,000	224,533
4.587%, due 12/15/15	160,000	170,869
5.375%, due 8/9/20	250,000	276,450
6.00%, due 8/15/17	100,000	112,678
6.01%, due 1/15/15	25,000	26,698
Commonwealth Bank of Australia 1.95%, due 3/16/15	250,000	254,501
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, due 1/19/17	200,000	210,046
3.875%, due 2/8/22	100,000	100,702
3.95%, due 11/9/22	500,000	478,136
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	250,000	248,090

	Principal Amount	Value
Banks (continued)
♦Goldman Sachs Group, Inc. (The)
2.375%, due 1/22/18	$400,000	$392,733
3.625%, due 2/7/16	75,000	78,290
3.625%, due 1/22/23	300,000	287,032
5.375%, due 3/15/20	125,000	135,632
6.00%, due 6/15/20	100,000	112,362
HSBC Bank PLC
1.50%, due 5/15/18 (b)	400,000	385,475
4.125%, due 8/12/20 (b)	550,000	576,101
Intesa Sanpaolo S.p.A. 3.875%, due 1/16/18	200,000	192,042
♦JPMorgan Chase & Co.
3.375%, due 5/1/23	650,000	605,254
4.50%, due 1/24/22	250,000	261,780
KeyBank N.A. 1.65%, due 2/1/18	250,000	244,014
Korea Development Bank (The) 3.875%, due 5/4/17	200,000	205,467
Morgan Stanley
4.10%, due 5/22/23	400,000	369,568
4.875%, due 11/1/22	300,000	296,370
5.50%, due 1/26/20	200,000	214,677
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	550,000	559,217
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	400,000	389,000
Societe Generale S.A. 2.75%, due 10/12/17	250,000	250,635
State Street Corp. 3.10%, due 5/15/23	150,000	140,501
Svenska Handelsbanken AB 2.875%, due 4/4/17	250,000	258,080
Swedbank AB 1.75%, due 3/12/18 (b)	600,000	582,960
Wachovia Bank N.A. 4.80%, due 11/1/14	440,000	463,121
Wells Fargo & Co. 3.45%, due 2/13/23	325,000	310,386
Westpac Banking Corp. 1.125%, due 9/25/15	100,000	100,424

		12,944,704

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
1.375%, due 7/15/17	250,000	246,050
4.375%, due 2/15/21	75,000	81,663
Diageo Capital PLC 1.50%, due 5/11/17	100,000	99,098
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (b)	250,000	253,967

		680,778

M-12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	$100,000	$105,187

Chemicals 0.2%
Dow Chemical Co. (The) 5.70%, due 5/15/18	150,000	171,030
Ecolab, Inc.
1.45%, due 12/8/17	125,000	121,410
4.35%, due 12/8/21	275,000	290,322

		582,762

Computers 0.3%
♦Hewlett-Packard Co.
2.35%, due 3/15/15	425,000	431,093
4.65%, due 12/9/21	375,000	375,035

		806,128

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	50,000	50,620

Distribution & Wholesale 0.1%
Glencore Funding LLC 2.50%, due 1/15/19 (b)	200,000	180,942

Diversified Financial Services 0.5%
General Electric Capital Corp.
1.625%, due 4/2/18	200,000	194,818
2.30%, due 4/27/17	350,000	354,834
3.10%, due 1/9/23	50,000	47,233
5.50%, due 1/8/20	225,000	253,684
6.00%, due 8/7/19	225,000	261,210
National Rural Utilities Cooperative Finance Corp. 2.35%, due 6/15/20	175,000	169,535

		1,281,314

Electric 1.4%
American Electric Power Co., Inc. 1.65%, due 12/15/17	200,000	194,425
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	102,243
Duke Energy Corp. 2.10%, due 6/15/18	250,000	248,452
Entergy Louisiana LLC
1.875%, due 12/15/14	25,000	25,331
3.30%, due 12/1/22	50,000	48,390
Entergy Mississippi, Inc. 3.10%, due 7/1/23	50,000	47,479
FirstEnergy Corp. 4.25%, due 3/15/23	275,000	255,507

	Principal Amount	Value
Electric (continued)
GDF Suez 1.625%, due 10/10/17 (b)	$150,000	$147,723
Great Plains Energy, Inc.
2.75%, due 8/15/13	250,000	250,531
4.85%, due 6/1/21	55,000	58,417
5.292%, due 6/15/22 (d)	45,000	48,709
Hydro-Quebec 2.00%, due 6/30/16	150,000	154,305
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	305,647
NextEra Energy Capital Holdings, Inc. 1.20%, due 6/1/15	100,000	100,506
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	100,000	93,663
NiSource Finance Corp. 4.45%, due 12/1/21	100,000	103,261
Northeast Utilities 1.45%, due 5/1/18	275,000	266,924
NSTAR Electric Co. 2.375%, due 10/15/22	150,000	138,317
Pepco Holdings, Inc. 2.70%, due 10/1/15	100,000	102,879
PPL Capital Funding, Inc.
3.50%, due 12/1/22	100,000	95,667
4.20%, due 6/15/22	100,000	100,531
Progress Energy, Inc. 6.05%, due 3/15/14	250,000	259,271
Westar Energy, Inc. 6.00%, due 7/1/14	300,000	315,187

		3,463,365

Finance—Auto Loans 0.4%
Ford Motor Credit Co. LLC
3.00%, due 6/12/17	400,000	400,843
4.25%, due 9/20/22	575,000	565,148

		965,991

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	225,000	230,182

Finance—Consumer Loans 0.2%
John Deere Capital Corp.
1.70%, due 1/15/20	250,000	236,441
2.80%, due 9/18/17	50,000	52,032
5.75%, due 9/10/18	75,000	87,528

		376,001

Finance—Credit Card 0.1%
American Express Co. 5.50%, due 9/12/16	250,000	279,184

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-13

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (b)	$175,000	$179,480

Finance—Leasing Companies 0.0%‡
Boeing Capital Corp. 2.90%, due 8/15/18	50,000	52,065

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp.
1.90%, due 11/1/15	100,000	102,433
3.05%, due 2/15/22	100,000	98,666

		201,099

Food 0.6%
General Mills, Inc. 3.15%, due 12/15/21	200,000	199,729
Ingredion, Inc.
1.80%, due 9/25/17	75,000	73,548
4.625%, due 11/1/20	250,000	264,413
Kellogg Co. 1.75%, due 5/17/17	75,000	74,435
Mondelez International, Inc. 4.125%, due 2/9/16	450,000	481,027
Safeway, Inc. 3.40%, due 12/1/16	250,000	260,605
Unilever Capital Corp. 0.85%, due 8/2/17	100,000	96,922

		1,450,679

Forest Products & Paper 0.2%
Georgia-Pacific LLC 3.734%, due 7/15/23 (b)	375,000	364,744
International Paper Co. 4.75%, due 2/15/22	200,000	210,458

		575,202

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	75,000	75,962

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	50,000	49,178

Health Care—Products 0.2%
Baxter International, Inc. 3.20%, due 6/15/23	225,000	220,698
Becton Dickinson and Co. 3.125%, due 11/8/21	200,000	197,053

	Principal Amount	Value
Health Care—Products (continued)
CR Bard, Inc. 1.375%, due 1/15/18	$75,000	$72,874
Zimmer Holdings, Inc. 1.40%, due 11/30/14	100,000	100,667

		591,292

Health Care—Services 0.1%
Aetna, Inc. 1.75%, due 5/15/17	50,000	49,293
WellPoint, Inc. 1.875%, due 1/15/18	200,000	195,829

		245,122

Insurance 1.0%
AON Corp. 3.125%, due 5/27/16	75,000	78,240
Assurant, Inc. 2.50%, due 3/15/18	300,000	293,173
ING U.S., Inc. 2.90%, due 2/15/18 (b)	315,000	316,585
Loews Corp. 2.625%, due 5/15/23	310,000	281,972
Markel Corp. 3.625%, due 3/30/23	275,000	261,847
MetLife, Inc. 1.756%, due 12/15/17	150,000	147,670
Metropolitan Life Global Funding I
1.50%, due 1/10/18 (b)	175,000	169,664
5.125%, due 6/10/14 (b)	225,000	234,693
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	100,000	108,861
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	116,487
Prudential Financial, Inc. 4.50%, due 11/16/21	100,000	105,354
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	200,000	196,068

		2,310,614

Iron & Steel 0.2%
ArcelorMittal 4.25%, due 2/25/15	100,000	100,750
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	121,847
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	200,000	189,675

		412,272

Lodging 0.1%
Wyndham Worldwide Corp. 3.90%, due 3/1/23	225,000	214,365

Machinery—Diversified 0.1%
Roper Industries, Inc. 6.625%, due 8/15/13	150,000	150,991

M-14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media 0.1%
COX Communications, Inc. 5.45%, due 12/15/14	$64,000	$68,289
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	75,000	78,789
Reed Elsevier Capital, Inc. 7.75%, due 1/15/14	100,000	103,629
Viacom, Inc. 1.25%, due 2/27/15	100,000	100,290

		350,997

Mining 0.9%
Barrick Gold Corp.
2.50%, due 5/1/18 (b)	300,000	269,215
4.10%, due 5/1/23 (b)	175,000	146,205
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	150,000	152,175
Freeport-McMoRan Copper & Gold, Inc.
2.375%, due 3/15/18 (b)	350,000	332,876
3.875%, due 3/15/23 (b)	150,000	135,764
Goldcorp, Inc. 2.125%, due 3/15/18	250,000	239,383
Rio Tinto Finance USA PLC 1.113%, due 6/17/16 (a)	250,000	249,925
Rio Tinto Finance USA, Ltd. 2.25%, due 9/20/16	275,000	280,720
Teck Resources, Ltd. 3.75%, due 2/1/23	350,000	321,574

		2,127,837

Miscellaneous—Manufacturing 0.0%‡
Tyco Electronics Group S.A. 1.60%, due 2/3/15	50,000	50,358

Oil & Gas 0.8%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	275,000	308,460
Apache Corp. 3.625%, due 2/1/21	150,000	153,970
BP Capital Markets PLC 1.846%, due 5/5/17	75,000	75,092
Petrobras Global Finance B.V. 4.375%, due 5/20/23	325,000	298,136
Petrobras International Finance Co. 2.875%, due 2/6/15	200,000	201,803
Petroleos Mexicanos 3.50%, due 1/30/23 (b)	100,000	92,250
Phillips 66 2.95%, due 5/1/17	125,000	128,827
Shell International Finance B.V.
1.125%, due 8/21/17	150,000	146,732
2.25%, due 1/6/23	150,000	137,603

	Principal Amount	Value
Oil & Gas (continued)
Statoil ASA, Sponsored ADR 2.45%, due 1/17/23	$100,000	$92,638
Total Capital International S.A.
1.55%, due 6/28/17	100,000	99,109
2.875%, due 2/17/22	125,000	120,144

		1,854,764

Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	50,000	50,349

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	215,000	225,160

Pharmaceuticals 0.7%
AbbVie, Inc. 1.75%, due 11/6/17 (b)	300,000	293,915
Express Scripts Holding Co. 2.10%, due 2/12/15	400,000	406,794
Mylan, Inc. 2.60%, due 6/24/18 (b)	125,000	123,202
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	125,000	143,868
Sanofi
1.25%, due 4/10/18	175,000	169,502
4.00%, due 3/29/21	125,000	133,320
Teva Pharmaceutical Finance Co. B.V. 2.40%, due 11/10/16	175,000	180,163
Teva Pharmaceutical Finance IV B.V. 3.65%, due 11/10/21	200,000	200,018

		1,650,782

Pipelines 0.4%
Energy Transfer Partners, L.P. 5.20%, due 2/1/22	225,000	238,112
Enterprise Products Operating LLC 1.25%, due 8/13/15	100,000	100,328
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	200,000	260,648
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	175,000	162,738
Williams Cos., Inc. (The) 3.70%, due 1/15/23	250,000	232,271

		994,097

Real Estate 0.0%‡
WEA Finance LLC / WT Finance Aust Pty, Ltd. 5.75%, due 9/2/15 (b)	100,000	109,255

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-15

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts 0.8%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	$500,000	$545,375
DDR Corp. 4.75%, due 4/15/18	200,000	214,901
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	184,858
National Retail Properties, Inc. 6.25%, due 6/15/14	200,000	209,292
ProLogis, L.P. 6.625%, due 5/15/18	575,000	661,825

		1,816,251

Retail 0.2%
Dollar General Corp. 1.875%, due 4/15/18	250,000	241,207
Home Depot, Inc. (The) 4.40%, due 4/1/21	125,000	137,206

		378,413

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	200,000	198,100

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	200,000	208,488

Telecommunications 0.8%
AT&T, Inc.
1.70%, due 6/1/17	100,000	99,015
2.40%, due 8/15/16	200,000	206,112
2.625%, due 12/1/22	400,000	366,134
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, due 2/1/14	300,000	307,988
France Telecom S.A. 2.75%, due 9/14/16	200,000	204,969
Telefonica Emisiones SAU 5.134%, due 4/27/20	475,000	486,922
Verizon Communications, Inc. 2.00%, due 11/1/16	100,000	101,897
Vivendi S.A. 2.40%, due 4/10/15 (b)	100,000	101,760
Vodafone Group PLC 1.25%, due 9/26/17	100,000	95,623

		1,970,420

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	100,000	95,969

	Principal Amount	Value
Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	$125,000	$138,797

Total Corporate Bonds (Cost $42,273,293)		41,816,682

Foreign Government Bonds 0.5%
Regional (State & Province) 0.2%
Province of Ontario 1.10%, due 10/25/17	425,000	414,630
Province of Quebec 3.50%, due 7/29/20	200,000	210,420

		625,050

Sovereign 0.3%
Brazilian Government International Bond 2.625%, due 1/5/23	200,000	174,000
Italy Government International Bond 4.75%, due 1/25/16	175,000	184,642
Poland Government International Bond 5.00%, due 3/23/22	50,000	53,750
Romanian Government International Bond 4.375%, due 8/22/23 (b)	250,000	237,505

		649,897

Total Foreign Government Bonds (Cost $1,323,189)		1,274,947

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
Commercial Mortgage Pass Through Certificates Series 2013-THL, Class A2 1.243%, due 6/10/30 (a)(b)(c)	300,000	300,000
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/17/45	100,000	101,734
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	150,000	164,741
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	200,000	221,188
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	200,000	222,655

		1,010,318

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
Fosse Master Issuer PLC Series 2011-1A, Class A5 1.777%, due 10/19/54 (a)(b)	200,000	205,222

M-16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan Collateral (Collateralized Mortgage Obligations) (continued)
Holmes Master Issuer PLC Series Reg S 1.927%, due 10/15/54 (a)(b)	$175,000	$178,038

		383,260

Total Mortgage-Backed Securities (Cost $1,392,801)		1,393,578

U.S. Government & Federal Agencies 14.7%
Federal Home Loan Bank 0.3%
0.80%, due 6/24/16	175,000	174,062
1.30%, due 6/5/18	200,000	195,074
1.375%, due 5/28/14	300,000	303,142

		672,278

♦Federal Home Loan Mortgage Corporation 1.0%
0.50%, due 4/17/15	550,000	551,313
0.50%, due 9/25/15	100,000	99,827
0.75%, due 11/25/14	480,000	483,124
0.75%, due 1/12/18	200,000	193,642
0.875%, due 3/7/18	250,000	241,920
1.00%, due 9/27/17	75,000	73,684
1.125%, due 5/25/18	225,000	219,178
1.75%, due 9/10/15	300,000	308,213
1.75%, due 5/30/19	325,000	319,949

		2,490,850

♦Federal National Mortgage Association 1.2%
0.375%, due 3/16/15	400,000	400,044
0.60%, due 3/4/16	100,000	99,505
0.70%, due 9/6/16	175,000	173,664
0.75%, due 12/19/14	50,000	50,304
0.875%, due 10/26/17	400,000	391,028
0.875%, due 12/20/17	200,000	194,835
1.00%, due 12/28/17	100,000	97,568
1.00%, due 2/15/18	275,000	267,052
1.25%, due 1/30/17	230,000	231,408
1.375%, due 11/15/16	850,000	861,684
2.75%, due 3/13/14	100,000	101,776

		2,868,868

♦United States Treasury Notes 12.2%
0.25%, due 5/15/15	1,460,000	1,457,604
0.25%, due 12/15/15	870,000	864,766
0.25%, due 4/15/16	1,395,000	1,381,596
0.25%, due 5/15/16	2,945,000	2,913,709
0.375%, due 6/30/15	285,000	285,078
0.375%, due 11/15/15	1,520,000	1,516,674
0.375%, due 1/15/16	325,000	323,832
0.375%, due 2/15/16	2,800,000	2,787,532
0.375%, due 3/15/16	1,050,000	1,044,422

	Principal Amount	Value
United States Treasury Notes (continued)
0.50%, due 6/15/16	$4,700,000	$4,680,171
0.50%, due 7/31/17	200,000	195,203
0.75%, due 12/31/17	1,950,000	1,907,800
0.875%, due 1/31/18	1,945,000	1,910,356
1.00%, due 5/31/18	835,000	820,648
1.00%, due 8/31/19	200,000	191,500
1.375%, due 6/30/18	600,000	599,672
1.375%, due 9/30/18	840,000	836,325
1.50%, due 8/31/18	2,600,000	2,607,311
1.75%, due 5/15/23	75,000	70,242
2.25%, due 7/31/18	3,000,000	3,124,686

		29,519,127

Total U.S. Government & Federal Agencies (Cost $35,635,528)		35,551,123

Yankee Bond 0.1% (e)
Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	125,000	126,035

Total Yankee Bond (Cost $124,342)		126,035

Total Long-Term Bonds (Cost $87,171,578)		86,573,533

	Shares
Common Stocks 62.1%
Aerospace & Defense 1.3%
Exelis, Inc.	27,424	378,177
General Dynamics Corp.	7,557	591,940
Northrop Grumman Corp.	7,057	584,319
Raytheon Co.	7,774	514,017
Spirit AeroSystems Holdings, Inc. Class A (f)	22,982	493,653
United Technologies Corp.	5,522	513,215

		3,075,321

Agriculture 0.4%
Archer-Daniels-Midland Co.	13,667	463,448
Reynolds American, Inc.	10,922	528,297

		991,745

Airlines 0.5%
Alaska Air Group, Inc. (f)	2,917	151,684
Copa Holdings S.A. Class A	1,708	223,953
Delta Air Lines, Inc. (f)	12,136	227,064
Southwest Airlines Co.	46,792	603,149

		1,205,850

Apparel 0.2%
Deckers Outdoor Corp. (f)	10,001	505,150

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-17

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Auto Manufacturers 0.5%
Ford Motor Co.	33,950	$525,206
General Motors Co. (f)	17,399	579,561
PACCAR, Inc.	1,133	60,797

		1,165,564

Auto Parts & Equipment 0.2%
Johnson Controls, Inc.	14,176	507,359

Banks 4.2%
♦Bank of America Corp.	34,464	443,207
Bank of New York Mellon Corp.	19,752	554,044
BB&T Corp.	15,766	534,152
Capital One Financial Corp.	9,475	595,125
CIT Group, Inc. (f)	16,637	775,783
♦Citigroup, Inc.	10,501	503,733
Comerica, Inc.	7,180	285,979
Fifth Third Bancorp	41,612	751,097
First Republic Bank	12,907	496,661
♦Goldman Sachs Group, Inc. (The)	2,813	425,466
Huntington Bancshares, Inc.	76,758	604,853
♦JPMorgan Chase & Co.	10,936	577,312
KeyCorp	39,735	438,674
M&T Bank Corp.	143	15,980
Morgan Stanley	17,410	425,326
Northern Trust Corp.	287	16,617
PNC Financial Services Group, Inc.	8,262	602,465
Regions Financial Corp.	100	953
State Street Corp.	8,783	572,740
SunTrust Banks, Inc.	19,786	624,644
U.S. Bancorp	12,918	466,986
Wells Fargo & Co.	11,180	461,399

		10,173,196

Beverages 0.6%
Coca-Cola Enterprises, Inc.	7,772	273,264
Constellation Brands, Inc. Class A (f)	10,299	536,784
Green Mountain Coffee Roasters, Inc. (f)	3,022	226,831
Molson Coors Brewing Co. Class B	6,842	327,458

		1,364,337

Biotechnology 0.0%‡
Charles River Laboratories International, Inc. (f)	1,520	62,366

Chemicals 0.9%
Air Products & Chemicals, Inc.	4,727	432,852
CF Industries Holdings, Inc.	130	22,295
Dow Chemical Co. (The)	15,253	490,689
Mosaic Co. (The)	7,804	419,933
PPG Industries, Inc.	3,798	556,065
W.R. Grace & Co. (f)	1,039	87,318

	Shares	Value
Chemicals (continued)
Westlake Chemical Corp.	1,920	$185,107

		2,194,259

Coal 0.1%
Peabody Energy Corp.	12,566	183,966

Commercial Services 1.4%
ADT Corp. (The)	4,290	170,956
Booz Allen Hamilton Holding Corp.	26,620	462,656
CoreLogic, Inc. (f)	22,506	521,464
DeVry, Inc.	17,904	555,382
Hertz Global Holdings, Inc. (f)	2,361	58,553
ManpowerGroup, Inc.	11,084	607,403
R.R. Donnelley & Sons Co.	40,251	563,917
SAIC, Inc.	1,789	24,921
Service Corp. International	18,071	325,820
Towers Watson & Co. Class A	1,576	129,137

		3,420,209

Computers 2.1%
Apple, Inc.	1,384	548,175
Brocade Communications Systems, Inc. (f)	84,749	488,154
Computer Sciences Corp.	15,886	695,330
Dell, Inc.	43,674	583,048
EMC Corp.	23,558	556,440
♦Hewlett-Packard Co.	23,030	571,144
Lexmark International, Inc. Class A	17,514	535,403
NetApp, Inc. (f)	3,617	136,650
Western Digital Corp.	13,976	867,770

		4,982,114

Cosmetics & Personal Care 0.3%
Avon Products, Inc.	10,428	219,301
Procter & Gamble Co. (The)	5,857	450,930

		670,231

Diversified Financial Services 0.1%
Artisan Partners Asset Management, Inc. (f)	2,469	123,228

Electric 3.7%
AES Corp. (The)	60,211	721,930
Ameren Corp.	17,695	609,416
American Electric Power Co., Inc.	11,612	519,985
CMS Energy Corp.	9,159	248,850
Consolidated Edison, Inc.	5,024	292,950
Dominion Resources, Inc.	8,155	463,367
DTE Energy Co.	12,793	857,259
Duke Energy Corp.	6,813	459,878
Edison International	7,821	376,659
Entergy Corp.	3,190	222,279
Exelon Corp.	14,817	457,549
FirstEnergy Corp.	1,303	48,654
NextEra Energy, Inc.	5,668	461,829

M-18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric (continued)
Northeast Utilities	856	$35,969
OGE Energy Corp.	1,561	106,460
PG&E Corp.	11,648	532,663
Pinnacle West Capital Corp.	9,932	550,928
PPL Corp.	9,044	273,671
Public Service Enterprise Group, Inc.	15,735	513,905
Southern Co. (The)	10,433	460,408
Wisconsin Energy Corp.	4,405	180,561
Xcel Energy, Inc.	22,888	648,646

		9,043,816

Electrical Components & Equipment 0.5%
Emerson Electric Co.	9,220	502,859
Energizer Holdings, Inc.	6,726	676,030

		1,178,889

Electronics 0.5%
Agilent Technologies, Inc.	488	20,867
Jabil Circuit, Inc.	7,533	153,523
Thermo Fisher Scientific, Inc.	5,367	454,209
Vishay Intertechnology, Inc. (f)	37,873	526,056

		1,154,655

Engineering & Construction 0.3%
AECOM Technology Corp. (f)	18,704	594,600
Engility Holdings, Inc. (f)	6,139	174,471

		769,071

Entertainment 0.2%
Regal Entertainment Group Class A	28,536	510,794

Environmental Controls 0.2%
Waste Management, Inc.	14,579	587,971

Finance—Credit Card 0.2%
Discover Financial Services	12,270	584,543

Finance—Investment Banker/Broker 0.6%
Charles Schwab Corp. (The)	25,409	539,433
Interactive Brokers Group, Inc. Class A	30,443	486,175
Raymond James Financial, Inc.	8,404	361,204

		1,386,812

Finance—Other Services 0.6%
CME Group, Inc.	5,984	454,664
NASDAQ OMX Group, Inc. (The)	18,692	612,911
NYSE Euronext	8,952	370,613

		1,438,188

Food 1.9%
Campbell Soup Co.	1,793	80,308
Ingredion, Inc.	9,179	602,326
J.M. Smucker Co. (The)	5,572	574,752

	Shares	Value
Food (continued)
Kellogg Co.	8,143	$523,025
Mondelez International, Inc. Class A	19,832	565,807
Pinnacle Foods, Inc.	5,960	143,934
Safeway, Inc.	27,315	646,273
Smithfield Foods, Inc. (f)	10,514	344,333
Sysco Corp.	13,311	454,704
Tyson Foods, Inc. Class A	28,515	732,265

		4,667,727

Forest Products & Paper 0.4%
Domtar Corp.	243	16,159
International Paper Co.	15,841	701,915
MeadWestvaco Corp.	5,933	202,375

		920,449

Gas 0.6%
CenterPoint Energy, Inc.	34,199	803,335
Sempra Energy	3,779	308,971
UGI Corp.	9,600	375,456

		1,487,762

Hand & Machine Tools 0.2%
Regal-Beloit Corp.	6,046	392,023

Health Care—Products 1.8%
Alere, Inc. (f)	6,760	165,620
Boston Scientific Corp. (f)	96,740	896,780
CareFusion Corp. (f)	20,754	764,785
Covidien PLC	8,181	514,094
Hill-Rom Holdings, Inc.	15,536	523,252
Medtronic, Inc.	11,251	579,089
St. Jude Medical, Inc.	8,947	408,252
Stryker Corp.	7,827	506,250

		4,358,122

Health Care—Services 1.8%
Aetna, Inc.	8,413	534,562
Cigna Corp.	2,805	203,334
Community Health Systems, Inc.	13,530	634,286
HCA Holdings, Inc.	18,264	658,600
Health Management Associates, Inc. Class A (f)	23,861	375,095
Humana, Inc.	118	9,957
LifePoint Hospitals, Inc. (f)	11,386	556,092
Tenet Healthcare Corp. (f)	6,279	289,462
UnitedHealth Group, Inc.	7,970	521,876
Universal Health Services, Inc. Class B	229	15,334
WellPoint, Inc.	7,458	610,363

		4,408,961

Holding Company—Diversified 0.2%
Leucadia National Corp.	17,750	465,405

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-19

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Home Builders 0.1%
PulteGroup, Inc. (f)	13,568	$257,385

Household Products & Wares 0.5%
Avery Dennison Corp.	12,945	553,528
Kimberly-Clark Corp.	6,069	589,543

		1,143,071

Insurance 6.2%
ACE, Ltd.	6,616	592,000
Aflac, Inc.	10,213	593,580
Alleghany Corp. (f)	1,323	507,119
Allied World Assurance Co. Holdings, A.G.	2,975	272,242
Allstate Corp. (The)	12,447	598,950
American Financial Group, Inc.	8,249	403,459
American International Group, Inc. (f)	13,070	584,229
American National Insurance Co.	1,246	123,940
Aon PLC	890	57,272
Arch Capital Group, Ltd. (f)	5,786	297,458
Aspen Insurance Holdings, Ltd.	5,786	214,603
Assurant, Inc.	12,085	615,247
Assured Guaranty, Ltd.	26,809	591,407
Axis Capital Holdings, Ltd.	12,148	556,135
Berkshire Hathaway, Inc. Class B (f)	4,568	511,251
Chubb Corp. (The)	6,075	514,249
CNA Financial Corp.	873	28,477
Everest Re Group, Ltd.	1,491	191,236
Fidelity National Financial, Inc. Class A	27,466	653,965
Genworth Financial, Inc. Class A (f)	60,610	691,560
Hartford Financial Services Group, Inc. (The)	174	5,380
HCC Insurance Holdings, Inc.	575	24,788
ING U.S., Inc. (f)	11,140	301,448
Lincoln National Corp.	9,358	341,286
Loews Corp.	10,181	452,036
Marsh & McLennan Cos., Inc.	11,514	459,639
MBIA, Inc. (f)	28,750	382,662
MetLife, Inc.	11,502	526,332
PartnerRe, Ltd.	7,349	665,525
Progressive Corp. (The)	3,243	82,437
Protective Life Corp.	15,107	580,260
Prudential Financial, Inc.	8,108	592,127
RenaissanceRe Holdings, Ltd.	2,180	189,202
StanCorp Financial Group, Inc.	3,112	153,764
Travelers Companies, Inc. (The)	7,117	568,791
Unum Group	244	7,166
Validus Holdings, Ltd.	7,255	262,051
W.R. Berkley Corp.	3,585	146,483
White Mountains Insurance Group, Ltd.	43	24,722
XL Group PLC	22,808	691,539

		15,056,017

	Shares	Value
Internet 1.0%
AOL, Inc. (f)	15,452	$563,689
Expedia, Inc.	4,235	254,735
Liberty Interactive Corp. Class A (f)	16,397	377,295
Symantec Corp.	33,879	761,261
VeriSign, Inc. (f)	1,509	67,392
Yahoo!, Inc. (f)	17,324	435,006

		2,459,378

Investment Company 0.1%
American Capital Ltd. (f)	24,075	305,030

Investment Management/Advisory Services 0.3%
Ameriprise Financial, Inc.	3,431	277,499
BlackRock, Inc.	1,937	497,519
Invesco, Ltd.	813	25,853

		800,871

Iron & Steel 0.0%‡
Nucor Corp.	412	17,848

Leisure Time 0.2%
Carnival Corp.	13,441	460,892

Lodging 0.2%
MGM Resorts International (f)	32,394	478,783

Machinery—Construction & Mining 0.3%
Caterpillar, Inc.	5,395	445,033
Terex Corp. (f)	8,066	212,136

		657,169

Machinery—Diversified 0.3%
AGCO Corp.	3,531	177,221
Cummins, Inc.	4,499	487,961
Navistar International Corp. (f)	5,968	165,672

		830,854

Media 2.5%
Cablevision Systems Corp. Class A	16,843	283,299
CBS Corp. Class B	10,750	525,352
Comcast Corp. Class A	14,565	609,982
Gannett Co., Inc.	15,133	370,153
Liberty Global PLC Class A (f)	7,353	544,710
Liberty Media Corp. Class A (f)	3,431	434,914
McGraw Hill Financial, Inc.	2,839	151,006
News Corp. Class A	16,138	526,099
Sirius XM Radio, Inc.	154,342	517,046
Thomson Reuters Corp.	15,600	508,092
Time Warner, Inc.	10,122	585,254
Walt Disney Co. (The)	8,085	510,568
Washington Post Co. (The) Class B	1,136	549,563

		6,116,038

M-20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Metal Fabricate & Hardware 0.2%
Timken Co.	9,207	$518,170

Mining 0.2%
Freeport-McMoRan Copper & Gold, Inc.	15,573	429,971
Newmont Mining Corp.	990	29,650

		459,621

Miscellaneous—Manufacturing 1.5%
3M Co.	4,661	509,680
Carlisle Companies, Inc.	3,554	221,450
Danaher Corp.	8,167	516,971
Eaton Corp. PLC	9,206	605,847
General Electric Co.	18,956	439,590
Illinois Tool Works, Inc.	6,455	446,492
ITT Corp.	439	12,911
Parker Hannifin Corp.	220	20,988
Pentair, Ltd.	7,013	404,580
Trinity Industries, Inc.	14,707	565,337

		3,743,846

Office & Business Equipment 0.5%
Pitney Bowes, Inc.	35,514	521,345
Xerox Corp.	79,711	722,979

		1,244,324

Oil & Gas 4.3%
Anadarko Petroleum Corp.	6,789	583,379
Apache Corp.	5,251	440,191
Chevron Corp.	4,316	510,756
ConocoPhillips	8,428	509,894
Devon Energy Corp.	8,397	435,636
Diamond Offshore Drilling, Inc.	1,864	128,225
EOG Resources, Inc.	3,352	441,391
EXCO Resources, Inc.	8,531	65,177
Exxon Mobil Corp.	4,995	451,298
Hess Corp.	7,835	520,949
HollyFrontier Corp.	17,472	747,452
Marathon Oil Corp.	14,581	504,211
Marathon Petroleum Corp.	14,936	1,061,352
Murphy Oil Corp.	10,544	642,024
Noble Energy, Inc.	2,315	138,993
Occidental Petroleum Corp.	4,954	442,046
Patterson-UTI Energy, Inc.	27,333	529,030
Phillips 66	9,204	542,208
Tesoro Corp.	12,873	673,515
Valero Energy Corp.	28,688	997,482

		10,365,209

Oil & Gas Services 1.1%
Baker Hughes, Inc.	9,905	456,918
MRC Global, Inc. (f)	16,731	462,110
National Oilwell Varco, Inc.	6,405	441,305

	Shares	Value
Oil & Gas Services (continued)
Oil States International, Inc. (f)	3,888	$360,184
RPC, Inc.	35,089	484,579
Superior Energy Services, Inc. (f)	12,833	332,888

		2,537,984

Packaging & Containers 0.3%
Greif, Inc. Class A	6,733	354,627
Packaging Corporation of America	1,862	91,164
Sealed Air Corp.	11,959	286,418

		732,209

Pharmaceuticals 2.4%
Abbott Laboratories	14,364	501,016
Bristol-Myers Squibb Co.	12,718	568,367
Cardinal Health, Inc.	9,108	429,898
Eli Lilly & Co.	10,125	497,340
Endo Health Solutions, Inc. (f)	7,058	259,664
Express Scripts Holding Co. (f)	9,392	579,393
Johnson & Johnson	6,129	526,236
Merck & Co., Inc.	9,554	443,783
Mylan, Inc. (f)	506	15,701
Omnicare, Inc.	13,589	648,331
Pfizer, Inc.	17,873	500,623
VCA Antech, Inc. (f)	20,472	534,115
Warner Chilcott PLC Class A	13,588	270,129

		5,774,596

Pipelines 0.6%
Kinder Morgan, Inc.	11,943	455,625
Spectra Energy Corp.	13,276	457,491
Williams Cos., Inc. (The)	13,940	452,632

		1,365,748

Real Estate Investment Trusts 4.2%
Apartment Investment & Management Co. Class A	11,615	348,915
AvalonBay Communities, Inc.	738	99,564
Boston Properties, Inc.	859	90,599
CBL & Associates Properties, Inc.	24,545	525,754
Corporate Office Properties Trust	4,414	112,557
Corrections Corporation of America	16,970	574,774
DDR Corp.	2,041	33,983
Equity Lifestyle Properties, Inc.	2,779	218,402
Equity Residential	8,265	479,866
Extra Space Storage, Inc.	93	3,899
General Growth Properties, Inc.	13,730	272,815
HCP, Inc.	19,024	864,450
Health Care REIT, Inc.	16,060	1,076,502
Home Properties, Inc.	6,948	454,191
Hospitality Properties Trust	19,527	513,170
Host Hotels & Resorts, Inc.	52,300	882,301
Kimco Realty Corp.	3,498	74,962
Liberty Property Trust	1,316	48,639

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-21

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
Mack-Cali Realty Corp.	16,696	$408,885
Mid-America Apartment Communities, Inc.	3,781	256,238
Piedmont Office Realty Trust, Inc. Class A	12,436	222,356
ProLogis, Inc.	5,772	217,720
Public Storage	3,046	467,043
Regency Centers Corp.	300	15,243
Senior Housing Properties Trust	4,354	112,899
Simon Property Group, Inc.	2,796	441,544
Taubman Centers, Inc.	2,427	182,389
Ventas, Inc.	12,929	898,048
Vornado Realty Trust	4,404	364,871

		10,262,579

Retail 2.9%
Abercrombie & Fitch Co. Class A	12,277	555,534
American Eagle Outfitters, Inc.	21,523	393,010
Best Buy Co., Inc.	25,458	695,767
Big Lots, Inc. (f)	372	11,729
CST Brands, Inc. (f)	16,507	508,581
CVS Caremark Corp.	9,911	566,711
Dillard’s, Inc. Class A	6,090	499,197
GameStop Corp. Class A	15,943	670,084
Macy’s, Inc.	11,090	532,320
Sears Hometown and Outlet Stores, Inc. (f)	2,608	114,022
Staples, Inc.	54,076	857,645
Target Corp.	8,502	585,448
Wal-Mart Stores, Inc.	6,985	520,313
Walgreen Co.	11,659	515,328

		7,025,689

Savings & Loans 0.1%
Capitol Federal Financial, Inc.	20,201	245,240
First Niagara Financial Group, Inc.	519	5,226

		250,466

Semiconductors 1.6%
Applied Materials, Inc.	2,501	37,290
Broadcom Corp. Class A	17,145	578,815
First Solar, Inc. (f)	7,279	325,590
Intel Corp.	23,426	567,378
KLA-Tencor Corp.	5,168	288,013
LSI Corp. (f)	23,204	165,677
Marvell Technology Group, Ltd.	55,340	648,031
Micron Technology, Inc. (f)	72,564	1,039,842
Rovi Corp. (f)	9,873	225,499

		3,876,135

Software 0.8%
Activision Blizzard, Inc.	47,436	676,437
Adobe Systems, Inc. (f)	11,361	517,607

	Shares	Value
Software (continued)
CA, Inc.	28,325	$810,945
Electronic Arts, Inc. (f)	1,305	29,976

		2,034,965

Telecommunications 1.9%
Amdocs, Ltd.	4,089	151,661
AT&T, Inc.	14,755	522,327
CenturyLink, Inc.	12,866	454,813
Cisco Systems, Inc.	23,730	576,876
Corning, Inc.	39,227	558,200
Polycom, Inc. (f)	8,603	90,676
Sprint Nextel Corp. (f)	105,114	737,900
T-Mobile U.S., Inc. (f)	27,311	677,586
Telephone & Data Systems, Inc.	23,660	583,219
United States Cellular Corp.	4,805	176,296

		4,529,554

Toys, Games & Hobbies 0.1%
Hasbro, Inc.	6,056	271,490

Transportation 1.0%
Con-way, Inc.	10,584	412,353
CSX Corp.	21,143	490,306
FedEx Corp.	5,173	509,954
Norfolk Southern Corp.	6,893	500,777
Ryder System, Inc.	9,437	573,675

		2,487,065

Trucking & Leasing 0.1%
AMERCO	737	119,320

Water 0.1%
American Water Works Co., Inc.	4,896	201,862

Total Common Stocks (Cost $125,914,682)		150,364,251

Exchange Traded Funds 1.6% (g)
iShares Intermediate Credit Bond Fund	5,000	538,750
♦S&P 500 Index—SPDR Trust Series 1	9,803	1,568,578
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	8,447	1,777,080

Total Exchange Traded Funds (Cost $3,770,454)		3,884,408

M-22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments 0.9%
Repurchase Agreements 0.9%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $789,014 (Collateralized by United States Treasury and Government Agency securities with rates between 0.25% and 1.96% and maturity dates between 8/15/15 and 11/7/22, with a Principal Amount of $840,000 and a Market Value of $813,802)	$789,013	$789,013
TD Securities (U.S.A.) LLC 0.10%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $1,311,011 (Collateralized by a United States Treasury Note with a rate of 4.625% and a maturity date of 11/15/16, with a Principal Amount of $1,180,868 and a Market Value of $1,337,221)	1,311,000	1,311,000

Total Short-Term Investments (Cost $2,100,013)		2,100,013

Total Investments (Cost $218,956,727) (h)	100.3%	242,922,205
Other Assets, Less Liabilities	(0.3)	(746,407)
Net Assets	100.0%	$242,175,798
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of June 30, 2013.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—The total market value of these securities as of June 30, 2013, is $3,987,070, which represents 1.6% of the Portfolio’s net assets.

(d)	Step coupon—Rate shown is the rate in effect as of June 30, 2013.

(e)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(f)	Non-income producing security.

(g)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(h)	As of June 30, 2013, cost is $220,839,370 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$26,262,187
Gross unrealized depreciation	(4,179,352)

Net unrealized appreciation	$22,082,835

The following abbreviations are used in the above portfolio:

ADR—American	Depositary Receipt

SPDR—Standard	& Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-23

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$2,724,098	$3,687,070	$6,411,168
Corporate Bonds	—	41,816,682	—	41,816,682
Foreign Government Bonds	—	1,274,947	—	1,274,947
Mortgage-Backed Securities (c)	—	1,093,578	300,000	1,393,578
U.S. Government & Federal Agencies	—	35,551,123	—	35,551,123
Yankee Bond	—	126,035	—	126,035

Total Long-Term Bonds	—	82,586,463	3,987,070	86,573,533

Common Stocks	150,364,251	—	—	150,364,251
Exchange Traded Funds	3,884,408	—	—	3,884,408
Short-Term Investments
Repurchase Agreements	—	2,100,013	—	2,100,013

Total Investments in Securities	$154,248,659	$84,686,476	$3,987,070	$242,922,205

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $3,687,070 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $300,000 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period of June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2013 (a)
Long-Term Bonds
Asset Back Securities
Other ABS	$—	$—	$—	$(8,612)	$3,695,682	$—	$—	$—	$3,687,070	$(8,612)
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	—	—	—	—	300,000	—	—	—	300,000	—

Total	$—	$—	$—	$(8,612)	$3,995,682	$—	$—	$—	$3,987,070	$(8,612)

(a)	Included in “Net change in unrealized appreciation (depreciation) on Investments” in the Statement of Operations.

M-24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $218,956,727)	$242,922,205
Cash	8,047
Receivables:
Investment securities sold	6,064,693
Dividends and interest	692,391
Fund shares sold	166,285
Other assets	1,070

Total assets	249,854,691

Liabilities
Payables:
Investment securities purchased	7,273,560
Fund shares redeemed	168,973
Manager (See Note 3)	136,328
NYLIFE Distributors (See Note 3)	47,235
Professional fees	28,022
Shareholder communication	15,534
Custodian	7,598
Trustees	459
Accrued expenses	1,184

Total liabilities	7,678,893

Net assets	$242,175,798

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,139
Additional paid-in capital	205,218,586

205,236,725
Undistributed net investment income	3,697,968
Accumulated net realized gain (loss) on investments	9,275,627
Net unrealized appreciation (depreciation) on investments	23,965,478

Net assets	$242,175,798

Initial Class
Net assets applicable to outstanding shares	$11,504,739

Shares of beneficial interest outstanding	856,111

Net asset value per share outstanding	$13.44

Service Class
Net assets applicable to outstanding shares	$230,671,059

Shares of beneficial interest outstanding	17,283,048

Net asset value per share outstanding	$13.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-25

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,581,751
Interest	706,128

Total income	2,287,879

Expenses
Manager (See Note 3)	819,372
Distribution and service—Service Class (See Note 3)	266,202
Custodian	29,024
Professional fees	23,274
Shareholder communication	15,823
Trustees	2,383
Miscellaneous	4,843

Total expenses before waiver/reimbursement	1,160,921
Expense waiver/reimbursement from Manager (See Note 3)	(35,901)

Net expenses	1,125,020

Net investment income (loss)	1,162,859

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	12,356,012
Net change in unrealized appreciation (depreciation) on investments	6,517,377

Net realized and unrealized gain (loss) on investments	18,873,389

Net increase (decrease) in net assets resulting from operations	$20,036,248

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,975.

M-26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,162,859	$2,610,330
Net realized gain (loss) on investments	12,356,012	6,920,598
Net change in unrealized appreciation (depreciation) on investments	6,517,377	11,417,977

Net increase (decrease) in net assets resulting from operations	20,036,248	20,948,905

Dividends to shareholders:
From net investment income:
Initial Class	—	(133,941)
Service Class	—	(2,098,885)

Total dividends to shareholders	—	(2,232,826)

Capital share transactions:
Net proceeds from sale of shares	30,546,987	33,936,435
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,232,826
Cost of shares redeemed	(9,779,037)	(23,181,558)

Increase (decrease) in net assets derived from capital share transactions	20,767,950	12,987,703

Net increase (decrease) in net assets	40,804,198	31,703,782

Net Assets
Beginning of period	201,371,600	169,667,818

End of period	$242,175,798	$201,371,600

Undistributed net investment income at end of period	$3,697,968	$2,535,109

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-27

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$12.22		$11.02		$10.91		$9.74	$8.15	$10.89

Net investment income (loss)	0.08	(a)	0.19	(a)	0.17	(a)	0.19	0.15 (a)	0.25
Net realized and unrealized gain (loss) on investments	1.14		1.17		0.12		1.13	1.73	(2.96)

Total from investment operations	1.22		1.36		0.29		1.32	1.88	(2.71)

Less dividends and distributions:
From net investment income	—		(0.16)		(0.18)		(0.15)	(0.29)	—
From net realized gain on investments	—		—		—		—	—	(0.03)

Total dividends and distributions	—		(0.16)		(0.18)		(0.15)	(0.29)	(0.03)

Net asset value at end of period	$13.44		$12.22		$11.02		$10.91	$9.74	$8.15

Total investment return	9.98	%(b)(c)	12.32%		2.79%		13.62%	23.07%	(24.85%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27	%††	1.62%		1.57%		1.89%	1.69%	2.44%
Net expenses	0.77	%††	0.78%		0.78%		0.82%	0.84%	0.83%
Expenses (before waiver/reimbursement)	0.80	%††	0.83%		0.83%		0.84%	0.84%	0.83%
Portfolio turnover rate	87	%(d)	202	%(d)	241	%(d)	118%	176%	92%
Net assets at end of period (in 000’s)	$11,505		$10,075		$9,492		$9,598	$8,557	$7,232

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates including mortgage dollar rolls were 85%, 195% and 238% for the six months ended June 30, 2013 and for the years ended December 31, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2010, 2009 and 2008, respectively.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012		2011		2010	2009	2008
Net asset value at beginning of period	$12.15		$10.97		$10.85		$9.69	$8.11	$10.86

Net investment income (loss)	0.07	(a)	0.16	(a)	0.15	(a)	0.16	0.12 (a)	0.24
Net realized and unrealized gain (loss) on investments	1.13		1.16		0.12		1.13	1.72	(2.96)

Total from investment operations	1.20		1.32		0.27		1.29	1.84	(2.72)

Less dividends and distributions:
From net investment income	—		(0.14)		(0.15)		(0.13)	(0.26)	—
From net realized gain on investments	—		—		—		—	—	(0.03)

Total dividends and distributions	—		(0.14)		(0.15)		(0.13)	(0.26)	(0.03)

Net asset value at end of period	$13.35		$12.15		$10.97		$10.85	$9.69	$8.11

Total investment return	9.88	%(b)(c)	12.04%		2.53%		13.34%	22.76%	(25.04%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03	%††	1.37%		1.32%		1.65%	1.43%	2.18%
Net expenses	1.02	%††	1.03%		1.03%		1.07%	1.09%	1.08%
Expenses (before waiver/reimbursement)	1.05	%††	1.08%		1.08%		1.09%	1.09%	1.08%
Portfolio turnover rate	87	%(d)	202	%(d)	241	%(d)	118%	176%	92%
Net assets at end of period (in 000’s)	$230,671		$191,296		$160,176		$148,405	$130,119	$119,374

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates including mortgage dollar rolls were 85%, 195% and 238% for the six months ended June 30, 2013 and for the years ended December 31, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2010, 2009 and 2008, respectively.

M-28	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–2.90%	–1.10%	5.52%	4.57%	0.53%
Service Class Shares	–3.02	–1.34	5.25	4.30	0.78

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[3]	–2.44%	–0.69%	5.19%	4.52%
Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio[4]	–2.55	0.45	5.15	4.48

1.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.55% for Initial Class shares and 4.29% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-29

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$971.00	$2.54	$1,022.20	$2.61

Service Class Shares	$1,000.00	$969.80	$3.76	$1,021.00	$3.86

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.52% for Initial Class and 0.77% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-30	MainStay VP Bond Portfolio

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-34 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2013 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.255%–7.50%, due 5/1/16–9/29/42

2.	United States Treasury Notes, 0.375%–1.375%, due 6/15/16–5/31/20

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.418%–7.00%, due 3/1/15–9/29/42

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–7.00%, due 7/15/31–10/29/42

5.	Federal National Mortgage Association, 0.375%–2.75%, due 3/13/14–2/15/18
6.	Federal Home Loan Mortgage Corporation, 0.50%–4.75%, due 4/17/15–1/13/22

7.	Citigroup, Inc., 3.50%–6.01%, due 1/15/15–5/15/23

8.	JP Morgan Chase Commercial Mortgage Securities Corp., 2.206%–5.814%, due 1/12/43–5/15/45

9.	Bank of America Corp., 2.00%–5.625%, due 1/11/18–1/11/23

10.	Goldman Sachs Group, Inc. (The), 2.375%–6.25%, due 1/22/18–2/1/41

mainstayinvestments.com	M-31

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

During the six months ended June 30, 2013, MainStay VP Bond Portfolio returned –2.90% for Initial Class shares and –3.02% for Service Class shares. Both share classes underperformed the –2.44% return of the Barclays U.S. Aggregate Bond Index2 and the –2.55% return of the average Lipper2 Variable Products Intermediate Investment Grade Debt Portfolio for the six months ended June 30, 2013. The Barclays U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

Throughout the reporting period, the Portfolio held core overweight positions relative to the Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. We began the reporting period with an overweight position in mortgage-backed securities but reduced this position to finish the reporting period neutral to the Index. Overweight positions in corporate bonds and asset-backed securities were accretive to the Portfolio’s relative performance. Security selection within commercial mortgage-backed securities and mortgage-backed securities detracted from the Portfolio’s performance during the reporting period.

During the first half of the reporting period, the Portfolio reduced its exposure to mortgage-backed securities. This reduction was beneficial to the Portfolio, as the sector provided negative excess returns.3 During the second half of the reporting period, we added exposure to the mortgage-backed securities sector, which proved detrimental to the Portfolio’s relative performance. Throughout the reporting period, the Portfolio steadily increased its allocation to asset-backed securities and corporate bonds, and at the same time decreased the allocation to U.S. Treasury securities. The Portfolio maintained its overweight position in U.S. agency securities and slightly increased its overweight position in commercial mortgage-backed securities.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the first half of 2013, the Portfolio’s use of derivatives was limited to interest-rate futures used to keep the duration4 of the Portfolio in line with the porfolio manager’s target. Generally speaking, the interest-rate futures had a marginal negative impact on performance during the reporting period.

What was the Portfolio’s duration strategy during the reporting period?

In general, the duration was held in close proximity to that of the Barclays U.S. Aggregate Bond Index. There was one instance when the Portfolio’s duration was slightly shorter than that of the Index. This occurred during the second half of the reporting period. Overall, duration positioning had a slightly negative impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the first half of 2013, there were several periods in which specific factors, risks and market forces prompted asset allocation decisions for the Portfolio. The Portfolio maintained an overweight position in spread assets5 throughout the reporting period. Our favorable outlook for spread assets was driven by the strong credit profile across the investment-grade universe, combined with our expectation that market technicals would also be favorable. This allocation decision contributed favorably to the Portfolio’s performance.

Toward the middle of the first quarter of 2013, we reduced the Portfolio’s mortgage-backed securities position to a market weight because of rising prepayments and potential transitional risks asso-

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Excess return refers to the difference—positive or negative—between the investment return of a security, sector or portfolio and the return of a comparable benchmark position or an index with a similar level of risk.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. Spread assets are assets that typically trade at a spread to U.S. Treasury securities with comparable durations.

M-32	MainStay VP Bond Portfolio

ciated with the political situation in Washington, D.C. The Portfolio’s performance during this portion of the reporting period was slightly higher than that of the benchmark. In the beginning of the second quarter of 2013, we increased the Portfolio’s overweight position in mortgage-backed securities in an effort to capitalize on the incremental yield advantage gained by owning the sector over U.S. Treasury securities. Toward the end of the second quarter, we reduced this overweight position to a neutral weighting as the market began to anticipate an earlier-than-expected tapering of the Federal Reserve’s asset purchase program, which left the sector vulnerable to spread widening. The Portfolio’s performance during this portion of the reporting period was lower than that of the Index, as spread assets generated negative excess returns.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, overweight positions relative to the Barclays U.S. Aggregate Bond Index in corporate bonds and asset-backed securities were the strongest contributors to the Portfolio’s performance. Within corporate bonds, overweight positions in financials and utilities were the main drivers of outperformance relative to the Barclays U.S. Aggregate Bond Index.

Excess returns in commercial mortgage-backed securities and mortgage-backed securities detracted from performance. In both sectors, security selection was the main driver of underperformance relative to the Barclays U.S. Aggregate Bond Index. Duration and curve positioning across the Portfolio also detracted slightly from the Portfolio’s performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

Most purchases and sales made by the Portfolio during the reporting period were related to day-to-day management functions to keep the Portfolio within Prospectus guidelines, keep duration in line with the portfolio managers’ strategy, manage cash inflows and outflows, and rebalance the Portfolio periodically to keep it in line with the benchmark. Other than that, the Portfolio did not make any significant purchases or sales.

How did the Portfolio’s sector weightings change during the reporting period?

As previously noted, we modified exposure to spread assets throughout the year in response to risk factors and perceived reward potential. We funded overweight positions in spread assets by lowering the Portfolio’s allocation to U.S. Treasury securities.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio held overweight positions relative to the Barclays U.S. Aggregate Bond Index in spread assets. The most substantial overweight position was in U.S. corporate bonds, followed by asset-backed securities. As of the same date, the Portfolio held an overweight position in commercial mortgage-backed securities and was neutral to the Barclays U.S. Aggregate Bond Index in mortgage-backed securities. As of June 30, 2013, the Portfolio was underweight relative to the Barclays U.S. Aggre- gate Bond Index in U.S. Treasury securities, and the Portfolio’s duration was shorter than that of the Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-33

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.2%† Asset-Backed Securities 8.5%
Auto Floor Plan ABS 0.1%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A2 0.743%, due 6/15/20 (a)	$1,600,000	$1,600,317

Automobile 1.7%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	1,250,000	1,253,001
Chesapeake Funding LLC Series 2013-1A, Class A 0.643%, due 1/7/25 (a)(b)	2,000,000	1,997,800
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	2,034,948	2,038,269
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	3,300,000	3,284,064
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	1,775,053	1,777,949
Mercedes-Benz Auto Receivables Trust Series 2012-1, Class A3 0.47%, due 10/17/16	4,000,000	3,988,808
USAA Auto Owner Trust Series 2012-1, Class A3 0.43%, due 8/15/16	1,500,000	1,495,517
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	2,080,000	2,084,759

		17,920,167

Credit Cards 0.1%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	1,157,000	1,159,028

Home Equity 1.1%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)(d)	392,565	401,750
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (c)(d)	621,711	634,839
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (c)(d)	349,443	346,868

	Principal Amount	Value
Home Equity (continued)
Citigroup Mortgage Loan Trust, Inc. Series 2006-WF2, Class A2C 5.852%, due 5/25/36 (c)	$168,397	$105,193
Countrywide Asset-Backed Certificates
Series 2006-S8, Class A3 5.555%, due 4/25/36 (a)(d)	955,628	900,661
Series 2007-S1, Class A3 5.81%, due 11/25/36 (a)(d)	484,235	468,601
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB4, Class A2B 5.065%, due 4/25/37 (c)(d)	500,000	331,339
Series 2007-CB2, Class A2C 5.146%, due 2/25/37 (c)(d)	1,000,000	772,456
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (c)(d)	822,463	833,716
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH2, Class AF3 5.209%, due 1/25/37 (c)(d)	1,000,000	698,011
Series 2007-CH1, Class AF3 5.464%, due 11/25/36 (c)(d)	967,925	987,463
Series 2006-WF1, Class A6 6.00%, due 7/25/36 (c)(d)	768,946	480,384
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (c)	1,598,367	1,031,655
Popular ABS Mortgage Pass-Through Trust Series 2005-5, Class AF3 4.959%, due 11/25/35 (a)(d)	1,464,922	1,440,963
RAMP Trust Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (c)(d)	262,027	272,561
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.399%, due 6/25/33 (c)(d)	1,357,771	1,426,045

		11,132,505

Other ABS 5.5%
Apidos CDO Series 2013-14A, Class A 1.415%, due 4/15/25 (a)(b)(e)	5,300,000	5,257,600
Ares CLO, Ltd. 2013-2A A1 1.524%, due 7/28/25	5,200,000	5,200,000
Babson CLO, Ltd. Series 2013-IA, Class A 1.312%, due 4/20/25 (a)(b)(e)	5,400,000	5,400,000
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.45%, due 5/20/25 (a)(b)(e)	4,300,000	4,267,750

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2013, excluding short-term investments. May be subject to change daily.

M-34	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other ABS (continued)
Carlyle Global Market Strategies
Series 2013-3A, Class A1A 1.39%, due 7/15/25 (a)(b)(e)	$3,200,000	$3,193,280
Series 2013-2A, Class A1 1.464%, due 4/18/25 (a)(b)(e)	2,100,000	2,093,595
Cent CLO, L.P. Series 2013-18A, Class A 1.395%, due 7/23/25 (a)(b)(e)	4,250,000	4,207,500
CNH Equipment Trust
Series 2012-C, Class A3 0.57%, due 12/15/17	2,200,000	2,187,302
Series 2010-C, Class A3 1.17%, due 5/15/15	126,354	126,430
Dryden Senior Loan Fund Series 2013-26A, Class A 1.425%, due 7/15/25 (a)(b)(e)	4,300,000	4,276,092
Entergy Texas Restoration Funding LLC Series 2009-A, Class A1 2.12%, due 2/1/16	391,610	396,081
John Deere Owner Trust Series 2012-B, Class A3 0.53%, due 7/15/16	2,100,000	2,093,685
Marriott Vacation Club Owner Trust Series 2007-2A, Class A 5.808%, due 10/20/29 (b)	902,508	940,114
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.48%, due 1/15/25 (a)(b)(e)	4,100,000	4,097,581
OHA Loan Funding, Ltd. Series 2013-1A, Class A 1.726%, due 7/16/25 (a)(b)(e)	5,200,000	5,200,000
Race Point CLO, Ltd. Series 2013-8A, Class A 1.524%, due 2/20/25 (a)(b)(e)	4,000,000	4,006,920
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.447%, due 4/15/25 (a)(b)(e)	4,100,000	4,096,802

		57,040,732

Total Asset-Backed Securities (Cost $90,401,023)		88,852,749

Corporate Bonds 38.4%
Aerospace & Defense 0.9%
BAE Systems PLC 4.75%, due 10/11/21 (b)	2,000,000	2,115,010
General Dynamics Corp. 3.60%, due 11/15/42	2,500,000	2,114,672
Northrop Grumman Corp. 3.25%, due 8/1/23	5,750,000	5,441,277

		9,670,959

	Principal Amount	Value
Auto Manufacturers 0.2%
Daimler Finance North America LLC
1.875%, due 1/11/18 (b)	$375,000	$365,937
3.00%, due 3/28/16 (b)	500,000	517,104
3.875%, due 9/15/21 (b)	1,625,000	1,658,943

		2,541,984

Banks 8.8%
American Express Bank FSB 6.00%, due 9/13/17	750,000	864,132
♦Bank of America Corp.
2.00%, due 1/11/18	5,750,000	5,569,530
3.30%, due 1/11/23	4,425,000	4,182,275
5.625%, due 7/1/20	925,000	1,018,394
BB&T Corp. 1.133%, due 6/15/18 (a)	3,400,000	3,403,240
BNP Paribas S.A. 3.25%, due 3/3/23	3,750,000	3,447,195
Capital One Financial Corp. 1.00%, due 11/6/15	3,250,000	3,205,923
♦Citigroup, Inc.
3.50%, due 5/15/23	4,000,000	3,592,528
4.587%, due 12/15/15	1,745,000	1,863,545
5.375%, due 8/9/20	3,016,000	3,335,090
6.00%, due 8/15/17	2,000,000	2,253,562
6.01%, due 1/15/15	1,150,000	1,228,114
Commonwealth Bank of Australia 1.95%, due 3/16/15	500,000	509,001
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, due 1/19/17	550,000	577,626
3.95%, due 11/9/22	2,000,000	1,912,544
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	3,000,000	2,977,080
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	565,349
♦Goldman Sachs Group, Inc. (The)
2.375%, due 1/22/18	2,750,000	2,700,038
3.625%, due 1/22/23	3,350,000	3,205,190
5.375%, due 3/15/20	850,000	922,296
6.15%, due 4/1/18	1,250,000	1,408,550
6.25%, due 2/1/41	550,000	622,041
HSBC Bank PLC
1.50%, due 5/15/18 (b)	3,200,000	3,083,798
4.125%, due 8/12/20 (b)	1,300,000	1,361,693
HSBC Bank USA N.A. 4.875%, due 8/24/20	1,500,000	1,606,917
Intesa Sanpaolo S.p.A. 3.875%, due 1/16/18	1,700,000	1,632,359
JPMorgan Chase & Co.
1.80%, due 1/25/18	1,550,000	1,499,410
3.375%, due 5/1/23	3,700,000	3,445,292
5.40%, due 1/6/42	2,425,000	2,565,022

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-35

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Korea Development Bank (The) 3.875%, due 5/4/17	$1,300,000	$1,335,533
Morgan Stanley
4.10%, due 5/22/23	3,000,000	2,771,757
4.875%, due 11/1/22	1,675,000	1,654,734
5.50%, due 1/26/20	800,000	858,710
5.625%, due 9/23/19	800,000	859,865
6.625%, due 4/1/18	600,000	680,073
Nordea Bank AB 1.625%, due 5/15/18 (b)	1,500,000	1,450,515
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	2,400,000	2,440,222
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	3,000,000	2,917,500
Societe Generale S.A. 2.75%, due 10/12/17	1,950,000	1,954,953
State Street Corp. 3.10%, due 5/15/23	1,600,000	1,498,674
Svenska Handelsbanken AB 2.875%, due 4/4/17	1,000,000	1,032,320
UBS A.G. 2.25%, due 1/28/14	1,627,000	1,642,655
Wachovia Bank N.A. 4.80%, due 11/1/14	1,050,000	1,105,175
Wells Fargo & Co.
3.45%, due 2/13/23	2,800,000	2,674,098
4.60%, due 4/1/21	1,000,000	1,089,712
Westpac Banking Corp. 1.125%, due 9/25/15	1,050,000	1,054,451

		91,578,681

Beverages 0.4%
Coca-Cola Enterprises, Inc. 2.125%, due 9/15/15	1,650,000	1,683,312
Diageo Capital PLC 5.75%, due 10/23/17	1,750,000	2,012,929

		3,696,241

Building Materials 0.1%
CRH America, Inc. 4.125%, due 1/15/16	675,000	710,012

Chemicals 0.2%
Dow Chemical Co. (The) 5.70%, due 5/15/18	1,200,000	1,368,238
Ecolab, Inc. 4.35%, due 12/8/21	1,000,000	1,055,718

		2,423,956

	Principal Amount	Value
Computers 0.8%
Hewlett-Packard Co.
2.35%, due 3/15/15	$2,600,000	$2,637,276
3.30%, due 12/9/16	2,750,000	2,854,632
4.375%, due 9/15/21	500,000	492,082
4.65%, due 12/9/21	2,250,000	2,250,207

		8,234,197

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The) 1.45%, due 8/15/16	1,000,000	1,012,406

Distribution & Wholesale 0.3%
Glencore Funding LLC 2.50%, due 1/15/19 (b)	3,050,000	2,759,362

Diversified Financial Services 0.9%
Credit Suisse A.G./ Guernsey 2.60%, due 5/27/16 (b)	575,000	598,470
General Electric Capital Corp.
3.10%, due 1/9/23	3,200,000	3,022,931
4.65%, due 10/17/21	625,000	662,976
5.50%, due 1/8/20	2,300,000	2,593,218
5.875%, due 1/14/38	1,000,000	1,100,755
National Rural Utilities Cooperative Finance Corp. 2.35%, due 6/15/20	1,850,000	1,792,227

		9,770,577

Electric 3.7%
American Electric Power Co., Inc. 1.65%, due 12/15/17	2,275,000	2,211,589
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,038,503
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,389,068
Consolidated Edison Company of New York, Inc. 4.20%, due 3/15/42	1,600,000	1,528,690
Duke Energy Carolinas LLC 7.00%, due 11/15/18	2,000,000	2,476,210
Duke Energy Corp. 2.10%, due 6/15/18	2,400,000	2,385,144
Duke Energy Progress, Inc. 6.125%, due 9/15/33	500,000	582,392
Entergy Louisiana LLC
1.875%, due 12/15/14	375,000	379,971
3.30%, due 12/1/22	800,000	774,236
Entergy Mississippi, Inc. 3.10%, due 7/1/23	675,000	640,971
FirstEnergy Corp. 4.25%, due 3/15/23	3,200,000	2,973,168
GDF Suez 1.625%, due 10/10/17 (b)	1,150,000	1,132,543

M-36	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Great Plains Energy, Inc.
2.75%, due 8/15/13	$2,000,000	$2,004,250
4.85%, due 6/1/21	385,000	408,919
5.292%, due 6/15/22 (c)	340,000	368,027
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,100,329
NextEra Energy Capital Holdings, Inc. 1.20%, due 6/1/15	1,450,000	1,457,337
Nisource Finance Corp.
4.80%, due 2/15/44	1,325,000	1,199,785
5.40%, due 7/15/14	890,000	930,133
5.80%, due 2/1/42	1,300,000	1,338,939
Northeast Utilities 1.45%, due 5/1/18	2,975,000	2,887,627
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,032,695
Pepco Holdings, Inc. 2.70%, due 10/1/15	1,000,000	1,028,790
PPL Capital Funding, Inc.
3.50%, due 12/1/22	875,000	837,084
4.20%, due 6/15/22	2,000,000	2,010,612
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,829,325

		38,946,337

Finance—Auto Loans 0.9%
American Honda Finance Corp. 2.60%, due 9/20/16 (b)	1,500,000	1,551,838
Ford Motor Credit Co. LLC
3.00%, due 6/12/17	1,775,000	1,778,742
4.25%, due 9/20/22	5,600,000	5,504,050

		8,834,630

Finance—Consumer Loans 0.1%
John Deere Capital Corp. 1.70%, due 1/15/20	1,000,000	945,763

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (b)	500,000	512,800

Finance—Leasing Companies 0.1%
Boeing Capital Corp. 2.90%, due 8/15/18	1,025,000	1,067,327

Food 1.5%
General Mills, Inc. 3.15%, due 12/15/21	1,700,000	1,697,700
Ingredion, Inc.
1.80%, due 9/25/17	1,600,000	1,569,026
4.625%, due 11/1/20	2,150,000	2,273,948

	Principal Amount	Value
Food (continued)
Kellogg Co. 1.75%, due 5/17/17	$1,250,000	$1,240,586
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,261,114
Mondelez International, Inc. 4.125%, due 2/9/16	2,375,000	2,538,751
Safeway, Inc. 3.40%, due 12/1/16	2,500,000	2,606,052
Unilever Capital Corp. 0.85%, due 8/2/17	2,200,000	2,132,291

		15,319,468

Forest Products & Paper 0.7%
Georgia-Pacific LLC 3.734%, due 7/15/23 (b)	5,550,000	5,398,213
International Paper Co. 4.75%, due 2/15/22	1,825,000	1,920,426

		7,318,639

Gas 1.0%
AGL Capital Corp. 4.40%, due 6/1/43	5,000,000	4,633,700
Boston Gas Co. 4.487%, due 2/15/42 (b)	1,250,000	1,201,244
KeySpan Gas East Corp. 5.819%, due 4/1/41 (b)	2,000,000	2,281,318
Sempra Energy 2.30%, due 4/1/17	1,725,000	1,747,135

		9,863,397

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	1,150,000	1,131,095

Health Care—Products 0.6%
Baxter International, Inc. 4.50%, due 6/15/43	1,750,000	1,747,932
Becton Dickinson and Co. 3.125%, due 11/8/21	1,550,000	1,527,164
CR Bard, Inc. 1.375%, due 1/15/18	925,000	898,778
Zimmer Holdings, Inc. 1.40%, due 11/30/14	2,325,000	2,340,505

		6,514,379

Health Care—Services 0.1%
Aetna, Inc. 1.75%, due 5/15/17	1,100,000	1,084,447

Insurance 3.0%
AON Corp. 3.125%, due 5/27/16	1,350,000	1,408,323

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-37

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Assurant, Inc. 2.50%, due 3/15/18	$2,500,000	$2,443,107
Berkshire Hathaway Finance Corp. 4.30%, due 5/15/43	2,750,000	2,497,635
ING U.S., Inc. 2.90%, due 2/15/18 (b)	1,350,000	1,356,793
Loews Corp. 2.625%, due 5/15/23	3,500,000	3,183,554
Markel Corp. 5.00%, due 3/30/43	1,125,000	1,061,749
MetLife, Inc. 1.756%, due 12/15/17	1,950,000	1,919,713
Metropolitan Life Global Funding I
1.50%, due 1/10/18 (b)	4,200,000	4,071,938
3.125%, due 1/11/16 (b)	1,325,000	1,384,327
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	1,850,000	2,013,927
Pacific LifeCorp 5.125%, due 1/30/43 (b)	4,900,000	4,442,908
Principal Financial Group, Inc.
1.85%, due 11/15/17	750,000	736,579
8.875%, due 5/15/19	810,000	1,048,382
Prudential Financial, Inc. 4.50%, due 11/16/21	2,000,000	2,107,078
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	1,375,000	1,347,972

		31,023,985

Iron & Steel 0.5%
ArcelorMittal 4.25%, due 2/25/15	1,325,000	1,334,938
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,778,964
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	2,300,000	2,181,265

		5,295,167

Lodging 0.3%
Wyndham Worldwide Corp. 3.90%, due 3/1/23	2,750,000	2,620,013

Machinery—Construction & Mining 0.3%
Caterpillar, Inc. 1.50%, due 6/26/17	3,000,000	2,969,835

Machinery—Diversified 0.3%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,267,214
Roper Industries, Inc. 6.625%, due 8/15/13	1,500,000	1,509,911

		2,777,125

	Principal Amount	Value
Media 0.5%
COX Communications, Inc. 5.45%, due 12/15/14	$480,000	$512,168
News America, Inc. 6.40%, due 12/15/35	2,500,000	2,792,477
Reed Elsevier Capital, Inc. 7.75%, due 1/15/14	705,000	730,586
Thomson Reuters Corp. 5.25%, due 8/15/13	500,000	502,631
Time Warner, Inc. 6.10%, due 7/15/40	1,000,000	1,091,810

		5,629,672

Mining 1.7%
Barrick Gold Corp.
1.75%, due 5/30/14	550,000	550,564
2.50%, due 5/1/18 (b)	2,175,000	1,951,810
4.10%, due 5/1/23 (b)	2,825,000	2,360,163
Freeport-McMoRan Copper & Gold, Inc.
2.375%, due 3/15/18 (b)	2,825,000	2,686,790
3.875%, due 3/15/23 (b)	1,750,000	1,583,911
Goldcorp, Inc. 2.125%, due 3/15/18	1,325,000	1,268,729
Rio Tinto Finance USA PLC 1.113%, due 6/17/16 (a)	3,000,000	2,999,103
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	750,000	740,659
Teck Resources, Ltd. 3.75%, due 2/1/23	3,500,000	3,215,744

		17,357,473

Miscellaneous—Manufacturing 0.3%
General Electric Co. 4.125%, due 10/9/42	2,075,000	1,930,777
Tyco Electronics Group S.A. 1.60%, due 2/3/15	1,000,000	1,007,161

		2,937,938

Oil & Gas 2.7%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	3,600,000	4,038,026
Apache Corp. 4.75%, due 4/15/43	4,500,000	4,268,313
BP Capital Markets PLC 3.125%, due 10/1/15	1,400,000	1,463,234
Pemex Project Funding Master Trust 5.75%, due 3/1/18	2,000,000	2,190,000
Petrobras Global Finance B.V. 4.375%, due 5/20/23	4,150,000	3,806,969
Petrobras International Finance Co. 2.875%, due 2/6/15	2,350,000	2,371,181
Petroleos Mexicanos 3.50%, due 1/30/23 (b)	1,575,000	1,452,938

M-38	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Phillips 66 2.95%, due 5/1/17	$1,300,000	$1,339,803
Shell International Finance B.V. 1.125%, due 8/21/17	4,625,000	4,524,230
Statoil ASA
2.45%, due 1/17/23	1,650,000	1,528,530
3.125%, due 8/17/17	350,000	369,303
Valero Energy Corp. 6.625%, due 6/15/37	550,000	632,041

		27,984,568

Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	500,000	503,487

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	1,460,000	1,528,992

Pharmaceuticals 1.6%
AbbVie, Inc. 2.90%, due 11/6/22 (b)	1,900,000	1,776,768
Cardinal Health, Inc. 1.90%, due 6/15/17	2,165,000	2,131,449
Express Scripts Holding Co. 2.10%, due 2/12/15	2,413,000	2,453,985
Merck & Co., Inc.
4.15%, due 5/18/43	3,000,000	2,858,121
5.95%, due 12/1/28	1,200,000	1,430,664
Mylan, Inc. 2.60%, due 6/24/18 (b)	1,750,000	1,724,824
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	800,000	920,754
Sanofi 4.00%, due 3/29/21	1,000,000	1,066,558
Teva Pharmaceutical Finance II B.V. 3.65%, due 11/10/21	2,000,000	2,000,184

		16,363,307

Pipelines 0.8%
Energy Transfer Partners, L.P. 6.50%, due 2/1/42	1,300,000	1,386,354
Enterprise Products Operating LLC 1.25%, due 8/13/15	1,550,000	1,555,087
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	446,524
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	2,350,000	2,185,338
Williams Cos., Inc. (The) 3.70%, due 1/15/23	2,800,000	2,601,432

		8,174,735

	Principal Amount	Value
Real Estate 0.2%
Regency Centers, L.P. 4.80%, due 4/15/21	$1,050,000	$1,107,211
WEA Finance LLC / WT Finance Aust Pty, Ltd. 5.75%, due 9/2/15 (b)	877,000	958,170

		2,065,381

Real Estate Investment Trusts 1.3%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	2,772,000	3,023,562
DDR Corp.
4.625%, due 7/15/22	1,500,000	1,515,883
4.75%, due 4/15/18	2,000,000	2,149,010
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,440,804
Kilroy Realty, L.P. 3.80%, due 1/15/23	1,000,000	936,725
ProLogis, L.P.
6.625%, due 5/15/18	2,000,000	2,302,000
6.875%, due 3/15/20	1,500,000	1,740,505

		13,108,489

Retail 0.4%
Dollar General Corp. 1.875%, due 4/15/18	2,750,000	2,653,274
Home Depot, Inc. 5.95%, due 4/1/41	1,000,000	1,191,349
Wal-Mart Stores, Inc. 5.00%, due 10/25/40	750,000	791,870

		4,636,493

Semiconductors 0.2%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	2,475,000	2,451,490

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,412,509

Telecommunications 2.0%
AT&T, Inc.
2.625%, due 12/1/22	5,800,000	5,308,943
5.35%, due 9/1/40	1,000,000	1,011,839
5.55%, due 8/15/41	1,000,000	1,041,205
Cellco Partnership / Verizon Wireless Capital LLC
5.55%, due 2/1/14	875,000	898,300
8.50%, due 11/15/18	1,500,000	1,948,195
Deutsche Telekom International Finance B.V.
2.25%, due 3/6/17 (b)	1,150,000	1,155,542
3.125%, due 4/11/16 (b)	1,000,000	1,043,275
France Telecom S.A. 5.375%, due 1/13/42	1,675,000	1,659,995
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	262,431

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-39

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Telefonica Emisiones SAU 5.134%, due 4/27/20	$4,275,000	$4,382,298
Verizon Communications, Inc. 7.35%, due 4/1/39	1,000,000	1,289,944
Vivendi S.A. 2.40%, due 4/10/15 (b)	1,200,000	1,221,120

		21,223,087

Textiles 0.1%
Mohawk Industries, Inc. 3.85%, due 2/1/23	925,000	887,712

Transportation 0.4%
CSX Corp.
4.10%, due 3/15/44	2,250,000	1,953,747
4.75%, due 5/30/42	1,000,000	956,499
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,551,444

		4,461,690

Total Corporate Bonds (Cost $401,797,624)		399,349,805

Foreign Government Bonds 1.2%
Regional (State & Province) 0.6%
Province of Ontario 1.10%, due 10/25/17	3,500,000	3,414,600
Province of Quebec 3.50%, due 7/29/20	2,850,000	2,998,485

		6,413,085

Sovereign 0.6%
Brazilian Government International Bond 2.625%, due 1/5/23	3,000,000	2,610,000
Italy Government International Bond 4.75%, due 1/25/16	2,500,000	2,637,750
Poland Government International Bond 5.00%, due 3/23/22	350,000	376,250

		5,624,000

Total Foreign Government Bonds (Cost $12,571,948)		12,037,085

Mortgage-Backed Securities 5.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 5.1%
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW13, Class A3 5.518%, due 9/11/41	403,817	403,703
Series 2006-PW11, Class A3 5.611%, due 3/11/39 (f)	1,000,000	1,014,191

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bear Stearns Commercial Mortgage Securities Trust (continued)
Series 2006-PW11, Class AM 5.611%, due 3/11/39 (f)	$500,000	$537,401
Series 2006-PW12, Class AAB 5.877%, due 9/11/38 (f)	511,094	511,219
Series 2007-PW16, Class A4 5.905%, due 6/11/40 (f)	1,700,000	1,920,288
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431%, due 10/15/49	3,700,000	4,098,312
COMM 2007-C9 Mortgage Trust Series 2007-C9, Class A4 5.993%, due 12/10/49 (f)	2,370,000	2,687,149
Commercial Mortgage Pass Through Certificates Series 2013-THL, Class A2 1.243%, due 6/10/30 (a)(b)(e)	3,400,000	3,400,000
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.569%, due 2/15/39 (a)	2,300,000	2,468,422
♦JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/17/45	2,400,000	2,441,618
Series 2006-CB17, Class A4 5.429%, due 12/12/43	5,000,000	5,493,675
Series 2005-CB13, Class A4 5.472%, due 1/12/43 (f)	1,170,000	1,264,221
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	1,700,000	1,867,066
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	2,300,000	2,543,664
Series 2007-C7, Class A3 5.866%, due 9/15/45 (a)	3,840,658	4,280,775
Series 2007-C6, Class A3 5.933%, due 7/15/40	1,000,000	1,007,080
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2006-4, Class A3 5.172%, due 12/12/49 (f)	2,080,000	2,272,704
ML-CFC Commercial Mortgage Trust Series 2007-6, Class A4 5.485%, due 3/12/51 (a)	4,350,000	4,813,071
Morgan Stanley Capital I Trust Series 2011-C2, Class A2 3.476%, due 6/17/44 (b)	600,000	632,860

M-40	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I, Inc.
Series 2006-HQ10, Class A4 5.328%, due 11/12/41	$800,000	$881,068
Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	2,300,000	2,560,526
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	4,000,000	4,514,732
Series 2006-IQ11, Class A4 5.851%, due 10/15/42 (f)	399,852	435,785
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	500,000	552,299
WFRBS Commercial Mortgage Trust Series 2013-C11, Class A2 2.029%, due 3/17/45	200,000	200,020

		52,801,849

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.6%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (a)	565,979	441,224
Fosse Master Issuer PLC Series 2011-1A, Class A5 3.274%, due 10/19/54 (a)(b)	1,425,000	1,462,207
Holmes Master Issuer PLC Series Reg S 1.927%, due 10/15/54 (a)(b)	2,330,000	2,370,446
Permanent Master Issuer PLC Series 2011-2A, Class 1A2 1.827%, due 7/15/42 (a)(b)	990,000	1,005,971
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3 5.327%, due 9/25/36 (f)	989,515	805,509
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37 (c)	1,510,752	910,296

		6,995,653

Total Mortgage-Backed Securities (Cost $60,045,677)		59,797,502

Municipal Bonds 0.7%
California 0.2%
Sacramento Municipal Utility District 6.322%, due 5/15/36	1,650,000	1,864,335

	Principal Amount	Value
Connecticut 0.2%
State of Connecticut Special Tax Revenue 5.74%, due 12/1/29	$1,720,000	$1,962,451

Texas 0.3%
Dallas Area Rapid Transit 5.022%, due 12/1/48	700,000	743,771
Texas Transportation Commission 5.178%, due 4/1/30	2,150,000	2,444,249

		3,188,020

Washington 0.0%‡
City of Seattle, Washington, Water System Revenue 5.62%, due 8/1/30	340,000	403,274

Total Municipal Bonds (Cost $7,957,994)		7,418,080

U.S. Government & Federal Agencies 44.7%
Federal Home Loan Bank 0.3%
0.80%, due 6/24/16	2,000,000	1,989,276
1.30%, due 6/5/18	1,500,000	1,463,055

		3,452,331

♦Federal Home Loan Mortgage Corporation 2.5%
0.50%, due 4/17/15	4,000,000	4,009,552
0.50%, due 9/25/15	1,500,000	1,497,409
0.75%, due 1/12/18	8,300,000	8,036,126
1.00%, due 9/27/17	1,325,000	1,301,753
1.00%, due 1/11/18	1,600,000	1,561,610
1.125%, due 5/25/18	1,700,000	1,656,011
1.25%, due 10/2/19	2,000,000	1,894,834
2.375%, due 1/13/22	4,000,000	3,887,108
4.75%, due 1/19/16	2,000,000	2,209,830

		26,054,233

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.2%
2.418%, due 12/1/41 (a)	1,251,272	1,266,692
2.50%, due 4/29/27 TBA (g)	5,500,000	5,515,469
3.00%, due 4/29/26 TBA (g)	5,300,000	5,431,879
3.00%, due 9/29/42 TBA (g)	9,500,000	9,235,781
3.50%, due 5/1/26	1,136,576	1,180,927
3.50%, due 1/29/42 TBA (g)	9,700,000	9,797,000
4.00%, due 3/1/15	124,754	126,640
4.00%, due 7/1/23	570,252	597,562
4.00%, due 8/1/25	271,456	284,778
4.00%, due 1/1/31	617,848	648,696
4.00%, due 11/1/41	254,305	265,174
4.00%, due 1/1/42	301,680	314,574
4.00%, due 3/1/42	4,387,245	4,590,558
4.00%, due 4/1/42	6,389,326	6,662,395

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-41

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 5/1/42	$518,795	$542,722
4.50%, due 4/1/22	214,132	225,585
4.50%, due 4/1/23	47,174	49,568
4.50%, due 6/1/24	115,651	121,768
4.50%, due 7/1/24	281,877	296,785
4.50%, due 5/1/25	697,165	734,699
4.50%, due 4/1/31	614,558	660,697
4.50%, due 9/1/35	327,130	344,833
4.50%, due 2/1/39	549,860	578,604
4.50%, due 4/1/39	485,738	511,424
4.50%, due 6/1/39	990,096	1,042,453
4.50%, due 11/1/39	3,664,507	3,858,287
4.50%, due 12/1/39	439,294	462,524
4.50%, due 8/1/40	328,597	346,312
4.50%, due 9/1/40	1,718,886	1,812,115
4.50%, due 11/1/40	3,551,666	3,799,231
5.00%, due 3/1/23	20,178	21,610
5.00%, due 6/1/23	283,573	303,526
5.00%, due 8/1/23	37,080	39,712
5.00%, due 7/1/24	231,860	248,311
5.00%, due 3/1/25	521,668	558,682
5.00%, due 6/1/30	542,423	579,226
5.00%, due 8/1/35	234,145	250,389
5.00%, due 4/1/37	3,823,539	4,088,799
5.00%, due 8/1/37	910,900	971,126
5.00%, due 3/1/40	2,863,785	3,093,246
5.50%, due 12/1/18	211,891	226,351
5.50%, due 9/1/21	249,334	269,956
5.50%, due 9/1/22	146,779	158,930
5.50%, due 9/1/37	1,930,651	2,074,103
5.50%, due 8/1/38	849,390	912,501
5.50%, due 12/1/38	2,251,123	2,418,386
6.00%, due 7/1/21	711,807	784,903
6.00%, due 8/1/36	965,293	1,048,375
6.00%, due 9/1/37	1,040,830	1,128,962
6.00%, due 5/1/40	2,122,600	2,326,150
6.50%, due 7/1/17	33,978	36,612
6.50%, due 11/1/35	93,107	105,211
6.50%, due 8/1/37	163,664	184,047
6.50%, due 11/1/37	291,723	328,054
6.50%, due 9/1/39	679,903	764,577
7.00%, due 1/1/33	596,795	689,410
7.00%, due 9/1/33	197,499	227,238

		85,144,125

♦Federal National Mortgage Association 3.3%
0.375%, due 3/16/15	8,000,000	8,000,880
0.50%, due 7/2/15	6,000,000	6,007,956
0.60%, due 3/4/16	1,200,000	1,194,058
0.70%, due 9/6/16	2,000,000	1,984,730

	Principal Amount	Value
Federal National Mortgage Association (continued)
0.875%, due 10/26/17	$3,000,000	$2,932,713
1.00%, due 12/28/17	1,500,000	1,463,527
1.00%, due 2/15/18	2,700,000	2,621,967
1.25%, due 1/30/17	5,000,000	5,030,600
2.75%, due 3/13/14	4,600,000	4,681,678

		33,918,109

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.6%
2.255%, due 6/1/42 (a)	1,624,426	1,661,635
2.50%, due 8/29/27 TBA (g)	9,700,000	9,734,859
2.717%, due 1/1/42 (a)	3,219,922	3,319,369
3.00%, due 10/29/26 TBA (g)	8,100,000	8,313,891
3.00%, due 9/29/42 TBA (g)	19,300,000	18,805,436
3.50%, due 10/1/20	1,690,071	1,766,966
3.50%, due 6/1/26	2,701,977	2,815,177
3.50%, due 2/1/32	1,017,247	1,048,733
3.50%, due 4/1/32	1,377,691	1,418,702
3.50%, due 11/1/40	571,668	581,103
3.50%, due 1/29/42 TBA (g)	16,900,000	17,111,249
4.00%, due 8/1/18	917,989	970,010
4.00%, due 10/1/20	283	298
4.00%, due 3/1/22	177,228	188,692
4.00%, due 4/1/24	1,752,129	1,851,254
4.00%, due 12/1/24	141,154	149,181
4.00%, due 12/1/25	2,805,237	2,958,962
4.00%, due 4/1/31	950,728	991,953
4.00%, due 12/1/39	300,966	313,878
4.00%, due 7/1/40	1,507,650	1,570,445
4.00%, due 8/29/40 TBA (g)	1,000,000	1,039,570
4.00%, due 11/1/41	3,010,103	3,140,217
4.00%, due 3/1/42	3,806,049	3,977,929
4.00%, due 5/1/42	3,114,761	3,253,752
4.50%, due 5/1/24	1,044,238	1,107,724
4.50%, due 7/1/26	1,250,127	1,326,452
4.50%, due 4/1/31	937,307	992,757
4.50%, due 11/1/35	730,216	774,030
4.50%, due 4/1/41	1,616,811	1,714,312
4.50%, due 5/1/41	2,387,085	2,533,560
4.50%, due 7/1/41	8,953,680	9,493,627
4.50%, due 9/1/41	1,872,971	1,988,624
5.00%, due 12/1/23	1,118,172	1,199,078
5.00%, due 4/1/29	191,849	206,347
5.00%, due 4/1/31	701,635	754,802
5.00%, due 3/1/34	1,252,405	1,397,828
5.00%, due 4/1/34	1,493,528	1,667,813
5.00%, due 4/1/35	759,844	820,529
5.00%, due 2/1/36	748,880	807,010
5.00%, due 5/1/37	1,407	1,512
5.00%, due 6/1/37	921,610	990,443
5.00%, due 2/1/38	2,484,698	2,670,273
5.00%, due 5/1/38	1,801,489	1,936,037

M-42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/38	$678,547	$737,363
5.00%, due 10/1/39	708,414	771,760
5.50%, due 5/1/16	16,451	17,357
5.50%, due 1/1/21	7,534	7,952
5.50%, due 12/1/21	23,369	25,219
5.50%, due 1/1/22	116,782	126,032
5.50%, due 2/1/22	5,910	6,376
5.50%, due 10/1/28	1,831,874	1,987,454
5.50%, due 4/1/34	433,400	474,954
5.50%, due 12/29/34 TBA (g)	1,500,000	1,628,203
5.50%, due 7/1/35	83,047	90,573
5.50%, due 2/1/37	831,989	902,569
5.50%, due 8/1/37	466,246	508,500
5.50%, due 2/1/38	352,739	382,567
5.50%, due 3/1/38	1,554,250	1,685,677
5.50%, due 7/1/38	362,813	393,493
5.50%, due 1/1/39	2,410,385	2,614,982
5.50%, due 2/1/39	928,640	1,012,799
5.50%, due 11/1/39	479,711	520,276
5.50%, due 6/1/40	359,728	390,146
6.00%, due 3/1/36	191,322	208,196
6.00%, due 10/1/37	792,370	862,250
6.00%, due 11/1/37	610,751	663,732
6.00%, due 10/1/38	2,556,305	2,777,577
6.00%, due 12/1/38	1,617,479	1,757,930
6.50%, due 10/1/36	237,248	262,841
6.50%, due 1/1/37	450,540	512,564
6.50%, due 8/1/37	53,139	58,157
6.50%, due 10/1/37	262,264	294,995
7.00%, due 9/1/37	117,140	136,238
7.00%, due 10/1/37	3,946	4,408
7.00%, due 11/1/37	13,045	15,172
7.50%, due 7/1/28	48,443	55,181

		141,259,512

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.2%
3.00%, due 10/29/42 TBA (g)	11,900,000	11,767,203
3.50%, due 11/29/41 TBA (g)	9,100,000	9,334,609
3.50%, due 4/29/42 TBA (g)	8,000,000	8,209,999
4.00%, due 7/29/40 TBA (g)	1,300,000	1,362,563
4.00%, due 10/15/41	4,324,281	4,540,695
4.00%, due 1/20/42	3,788,074	3,982,441
4.00%, due 2/20/42	1,548,826	1,628,164
4.50%, due 6/15/39	4,058,280	4,323,227
4.50%, due 6/29/39 TBA (g)	500,000	530,527
4.50%, due 6/15/40	748,498	799,036
4.50%, due 6/20/40	1,876,732	2,012,342
4.50%, due 9/15/40	4,478,802	4,852,088

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 3/15/41	$307,909	$328,811
4.50%, due 3/20/41	712,388	767,858
4.50%, due 4/20/41	589,187	630,653
4.50%, due 9/20/41	1,044,640	1,125,852
4.50%, due 12/20/41	190,908	204,939
4.50%, due 4/20/42	419,956	452,579
5.00%, due 1/15/39	144,687	156,691
5.00%, due 3/15/39	75,496	81,760
5.00%, due 8/15/39	190,558	206,368
5.00%, due 9/15/39	1,468,389	1,599,720
5.00%, due 6/15/40	1,252,415	1,365,794
5.00%, due 7/15/40	980,836	1,063,793
5.00%, due 9/20/40	4,561,297	4,988,186
5.00%, due 10/20/41	317,421	345,480
5.50%, due 1/20/35	15,021	16,583
5.50%, due 7/15/35	196,548	215,240
5.50%, due 8/15/35	176,494	194,476
5.50%, due 5/15/36	177,379	193,350
5.50%, due 6/15/38	219,079	238,720
5.50%, due 1/15/39	353,239	384,878
5.50%, due 3/20/39	1,346,174	1,471,088
5.50%, due 7/15/39	357,353	389,738
5.50%, due 12/15/39	123,558	134,762
5.50%, due 2/15/40	670,398	730,884
6.00%, due 1/15/36	263,587	292,613
6.00%, due 11/15/37	148,061	164,341
6.00%, due 12/15/37	953,239	1,058,546
6.00%, due 9/15/38	918,279	1,019,393
6.00%, due 10/15/38	282,443	313,544
6.50%, due 1/15/36	322,702	370,946
6.50%, due 3/15/36	143,277	161,585
6.50%, due 6/15/36	182,416	209,687
6.50%, due 9/15/36	60,383	68,377
6.50%, due 7/15/37	154,320	175,709
7.00%, due 7/15/31	73,397	85,748

		74,551,586

United States Treasury Bonds 0.6%
2.875%, due 5/15/43	2,750,000	2,433,750
3.125%, due 2/15/43	1,075,000	1,003,446
4.25%, due 11/15/40	1,800,000	2,069,719
4.75%, due 2/15/41	520,000	646,262

		6,153,177

♦United States Treasury Notes 9.0%
0.50%, due 6/15/16	3,000,000	2,987,343
0.625%, due 4/30/18	385,000	372,066
0.75%, due 3/31/18	5,000,000	4,866,795
1.00%, due 5/31/18	32,975,000	32,408,226
1.00%, due 11/30/19	20,000,000	19,054,680
1.125%, due 12/31/19	6,000,000	5,748,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-43

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
1.25%, due 2/29/20	$6,200,000	$5,968,951
1.375%, due 6/30/18	13,000,000	12,992,889
1.375%, due 5/31/20	10,000,000	9,650,780

		94,050,480

Total U.S. Government & Federal Agencies (Cost $465,916,634)		464,583,553

Total Long-Term Bonds (Cost $1,038,690,900)		1,032,038,774

Short-Term Investments 12.8%
Financial Company Commercial Paper 3.6%
John Deere Bank SA 0.101%, due 7/11/13 (h)	5,000,000	4,999,861
Massachusetts Mutual Life Insurance Co.
0.132%, due 7/9/13 (b)(h)	5,000,000	4,999,856
0.132%, due 7/18/13 (b)(h)	5,000,000	4,999,693
National Rural Utilities Cooperative Finance Corp. 0.101%, due 7/12/13 (h)	10,000,000	9,999,694
Nationwide Life Insurance Co.
0.132%, due 7/8/13 (h)	7,063,000	7,062,822
0.162%, due 7/9/13 (h)	5,000,000	4,999,822

Total Financial Company Commercial Paper (Cost $37,061,748)		37,061,748

Other Commercial Paper 7.8%
Brown-Forman Corp. 0.183%, due 7/15/13 (b)(h)	5,000,000	4,999,650
Ei Dupont 0.061%, due 7/18/13 (b)(h)	10,000,000	9,999,717
Henkel Corp. 0.101%, due 7/9/13 (b)(h)	10,000,000	9,999,778
Motiva Enterprises LLC
0.112%, due 7/1/13 (h)	6,000,000	6,000,000
0.112%, due 7/11/13 (h)	10,000,000	9,999,694
NSTAR Electric Co. 0.193%, due 7/8/13 (h)	5,000,000	4,999,815
Oglethorpe Power Corp.
0.223%, due 7/17/13 (b)(h)	10,000,000	9,999,022
0.233%, due 7/8/13 (b)(h)	10,014,000	10,013,552
Southern Co. (The) 0.183%, due 7/23/13 (b)(h)	7,000,000	6,999,230
Wisconsin Gas LLC 0.162%, due 7/10/13 (h)	8,000,000	7,999,680

Total Other Commercial Paper (Cost $81,010,138)		81,010,138

	Principal Amount	Value
Repurchase Agreement 1.4%
TD Securities (U.S.A.) LLC 0.10%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $14,158,118 (Collateralized by a United States Treasury Note with a rate of 1.00% and maturity date of 8/31/19, with a Principal Amount of $15,026,200 and a Market Value of $14,441,243)	$14,158,000	$14,158,000

Total Repurchase Agreement (Cost $14,158,000)		14,158,000

Total Short-Term Investments (Cost $132,229,886)		132,229,886

Total Investments (Cost $1,170,920,786) (i)	112.0%	1,164,268,660
Other Assets, Less Liabilities	(12.0)	(124,341,309)
Net Assets	100.0%	$1,039,927,351

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of June 30, 2013.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown is the rate in effect as of June 30, 2013.

(d)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of June 30, 2013, is $9,995,657, which represents 1.0% of the Portfolio’s net assets.

(e)	Fair valued security—The total market value of these securities as of June 30, 2013, is $49,497,120, which represents 4.8% of the Portfolio’s net assets.

(f)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2013.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of June 30, 2013, is $117,818,238, which represents 11.3% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(h)	Interest rate presented is yield to maturity.

(i)	As of June 30, 2013, cost is $1,171,135,041 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$16,026,504
Gross unrealized depreciation	(22,892,885)

Net unrealized depreciation	$(6,866,381)

M-44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$42,755,629	$46,097,120	$88,852,749
Corporate Bonds	—	399,349,805	—	399,349,805
Foreign Government Bonds	—	12,037,085	—	12,037,085
Mortgage-Backed Securities (c)	—	56,397,502	3,400,000	59,797,502
Municipal Bonds	—	7,418,080	—	7,418,080
U.S. Government & Federal Agencies	—	464,583,553	—	464,583,553

Total Long-Term Bonds	—	982,541,654	49,497,120	1,032,038,774

Short-Term Investments
Financial Company Commercial Paper	—	37,061,748	—	37,061,748
Other Commercial Paper	—	81,010,138	—	81,010,138
Repurchase Agreement	—	14,158,000	—	14,158,000

Total Short-Term Investments	—	132,229,886	—	132,229,886

Total Investments in Securities	$—	$1,114,771,540	$49,497,120	$1,164,268,660

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $46,097,120 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $3,400,000 is held in Commercial Mortgage Loans within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2013 (a)
Long-Term Bonds
Asset-Backed Securities
Other ABS	$—	$6	$—	$(103,835)	$46,200,949	$—	$—	$—	$46,097,120	$(103,835)
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	—	—	—	—	3,400,000	—	—	—	3,400,000	—

Total	$—	$6	$—	$(103,835)	$49,600,949	$—	$—	$—	$49,497,120	$(103,835)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-45

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,170,920,786)	$1,164,268,660
Cash collateral on deposit at broker	82,500
Cash	34,664
Receivables:
Investment securities sold	129,549,340
Interest	5,469,007
Fund shares sold	353,066
Variation margin on futures contracts	6,787
Other assets	5,789

Total assets	1,299,769,813

Liabilities
Payables:
Investment securities purchased	258,537,252
Fund shares redeemed	656,279
Manager (See Note 3)	421,755
Shareholder communication	87,897
NYLIFE Distributors (See Note 3)	86,399
Professional fees	38,591
Custodian	9,311
Trustees	2,049
Accrued expenses	2,929

Total liabilities	259,842,462

Net assets	$1,039,927,351

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$72,769
Additional paid-in capital	1,006,219,013

1,006,291,782
Undistributed net investment income	26,898,460
Accumulated net realized gain (loss) on investments and futures transactions	13,389,235
Net unrealized appreciation (depreciation) on investments	(6,652,126)

Net assets	$1,039,927,351

Initial Class
Net assets applicable to outstanding shares	$628,017,704

Shares of beneficial interest outstanding	43,763,799

Net asset value per share outstanding	$14.35

Service Class
Net assets applicable to outstanding shares	$411,909,647

Shares of beneficial interest outstanding	29,005,343

Net asset value per share outstanding	$14.20

M-46	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$11,365,963

Expenses
Manager (See Note 3)	2,570,147
Distribution and service—Service Class (See Note 3)	538,829
Shareholder communication	86,523
Professional fees	44,148
Custodian	35,594
Trustees	11,911
Miscellaneous	16,693

Total expenses	3,303,845

Net investment income (loss)	8,062,118

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	(1,850,412)
Futures transactions	(232,487)

Net realized gain (loss) on investments and futures transactions	(2,082,899)

Net change in unrealized appreciation (depreciation) on investments	(37,789,136)

Net realized and unrealized gain (loss) on investments and futures transactions	(39,872,035)

Net increase (decrease) in net assets resulting from operations	$(31,809,917)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-47

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,062,118	$17,166,327
Net realized gain (loss) on investments and futures transactions	(2,082,899)	18,795,348
Net change in unrealized appreciation (depreciation) on investments	(37,789,136)	7,240,680

Net increase (decrease) in net assets resulting from operations	(31,809,917)	43,202,355

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(14,699,699)
Service Class	—	(9,360,380)

	—	(24,060,079)

From net realized gain on investments:
Initial Class	—	(20,340,451)
Service Class	—	(14,115,491)

	—	(34,455,942)

Total dividends and distributions to shareholders	—	(58,516,021)

Capital share transactions:
Net proceeds from sale of shares	109,557,334	257,718,188
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	58,516,021
Cost of shares redeemed	(89,330,722)	(153,563,688)

Increase (decrease) in net assets derived from capital share transactions	20,226,612	162,670,521

Net increase (decrease) in net assets	(11,583,305)	147,356,855

Net Assets
Beginning of period	1,051,510,656	904,153,801

End of period	$1,039,927,351	$1,051,510,656

Undistributed net investment income at end of period	$26,898,460	$18,836,342

M-48	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$14.78		$14.97	$14.63	$14.17	$13.82	$13.96

Net investment income (loss) (a)	0.12		0.28	0.40	0.48	0.56	0.64
Net realized and unrealized gain (loss) on investments	(0.55)		0.41	0.66	0.64	0.51	(0.16)

Total from investment operations	(0.43)		0.69	1.06	1.12	1.07	0.48

Less dividends and distributions:
From net investment income	—		(0.37)	(0.49)	(0.47)	(0.67)	(0.62)
From net realized gain on investments	—		(0.51)	(0.23)	(0.19)	(0.05)	(0.00)‡

Total dividends and distributions	—		(0.88)	(0.72)	(0.66)	(0.72)	(0.62)

Net asset value at end of period	$14.35		$14.78	$14.97	$14.63	$14.17	$13.82

Total investment return	(2.91	%)(b)(c)	4.66%	7.24%	7.84%	7.77%	3.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62	% ††	1.84%	2.70%	3.26%	3.97%	4.58%
Net expenses	0.52	% ††	0.53%	0.54%	0.55%	0.55%	0.54%
Portfolio turnover rate (d)	172%		311%	293%	127%	158%	304%
Net assets at end of period (in 000’s)	$628,018		$608,651	$530,001	$554,818	$515,186	$451,804

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 80%, 222%, 231%, 97%, 151%, and 297% for the six months ended June 30, 2013 and years ended December 31, 2012, 2011, 2010, 2009, and 2008, respectively.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$14.64		$14.85	$14.53	$14.09	$13.75	$13.90

Net investment income (loss) (a)	0.10		0.24	0.36	0.44	0.52	0.60
Net realized and unrealized gain (loss) on investments	(0.54)		0.40	0.65	0.63	0.51	(0.15)

Total from investment operations	(0.44)		0.64	1.01	1.07	1.03	0.45

Less dividends and distributions:
From net investment income	—		(0.34)	(0.46)	(0.44)	(0.64)	(0.60)
From net realized gain on investments	—		(0.51)	(0.23)	(0.19)	(0.05)	(0.00)‡

Total dividends and distributions	—		(0.85)	(0.69)	(0.63)	(0.69)	(0.60)

Net asset value at end of period	$14.20		$14.64	$14.85	$14.53	$14.09	$13.75

Total investment return	(3.01	%)(b)(c)	4.40%	6.98%	7.58%	7.50%	3.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37	% ††	1.59%	2.43%	2.99%	3.70%	4.34%
Net expenses	0.77	% ††	0.78%	0.79%	0.80%	0.80%	0.79%
Portfolio turnover rate (d)	172%		311%	293%	127%	158%	304%
Net assets at end of period (in 000’s)	$411,910		$442,860	$374,152	$321,271	$222,830	$182,241

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 80%, 222%, 231%, 97%, 151%, and 297% for the six months ended June 30, 2013 and years ended December 31, 2012, 2011, 2010, 2009, and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-49

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	0.02%	0.02%	0.16%	1.56%	0.47%

7-Day Current Yield: 0.01%[4]

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[5]	–0.02%	–0.03%	0.20%	1.53%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance for the ten-year period ended June 30, 2013 reflects nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 1.54% for Initial Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	As of June 30, 2013, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.31% and the 7-day current yield would have been –0.31%. The current yield is more reflective of the Portfolio’s earnings than the total return.
5.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe which may include portfolios that do not maintain a stable net asset value of $1.00 per share. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-50	MainStay VP Cash Management Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.20	$0.79	$1,024.00	$0.80

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.16% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-51

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-55 for specific holdings within these categories.

M-52	MainStay VP Cash Management Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Thomas J. Girard and David E. Clement, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Cash Management Portfolio perform relative to its peers during the six months ended June 30, 2013?

As of June 30, 2013, MainStay VP Cash Management Portfolio Initial Class shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended June 30, 2013, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.02%. The Portfolio outperformed the –0.02% return of the average Lipper2 Variable Prod-ucts Money Market Portfolio for the six months ended June 30, 2013. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations, without which total returns may have been different.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the reporting period?

The Federal Reserve kept the federal funds rate in a range between zero and 0.25% during the reporting period. This action, along with other accommodative policies kept short-term interest rates low across the investment landscape.

During the reporting period, the U.S. Securities and Exchange Commission finally released proposed rules for money market fund reform. The proposed rules focused primarily on a floating NAV and liquidity fees and redemption gates. Although the Federal Reserve’s talk of tapering their bond purchases in the open market caused volatility among longer-maturity securities, the discussion had minimal impact on the money markets.

Finally, short-term investments were in short supply across many sectors during the reporting period. U.S. Treasury bills, commercial paper and collateral for repurchase agreements were all affected, which helped keep rates low and made investing a challenge.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio maintained its weighted average maturity in a target range from 50 to 55 days. This target allowed the Portfolio to participate in the asset-backed securities sector. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.) Because of the consistent issuance of asset-backed securities, which lengthen the average life of the Portfolio, we reduced our participation in longer-dated (12- to 13-month) U.S. Treasury coupon securities during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

A flattening short-term U.S. Treasury yield curve4 muted our investment in longer-dated U.S. Treasury securities. Rallying repurchase-agreement yields moved us into shorter-dated credit securities.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

As in previous reporting periods, the largest con-tributors to the Portfolio’s performance during the first half of 2013 were asset-backed securities and floating-rate corporate securities. The biggest de-tractors from the Portfolio’s performance were repurchase agreements and U.S. Treasury securities.

Did the Portfolio make any significant purchases or sales during the reporting period?

Significant purchases during the reporting period included National Rural Utilities Cooperative Finance floating-rate notes due 2/18/14, Wells Fargo Bank floating-rate notes due 3/7/14, a Fifth Third Auto Trust 2013-A A1 ABS note due 4/15/14 and an ARI Fleet Lease 2013-A A1 ABS note due 4/15/14. Because the Portfolio typically holds securities until they mature, there were no significant sales during the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	M-53

How did the Portfolio’s sector weightings change during the reporting period?

During the six months ended June 30, 2013, the Portfolio increased its weightings in asset-backed securities, corporate securities and certificates of deposit (CDs). Over the same period, the Portfolio decreased its weightings in agency securities and repurchase agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-54	MainStay VP Cash Management Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Amortized Cost
Short-Term Investments 99.0%†
Certificates of Deposit 9.4%
Bank of Montreal 0.12%, due 7/10/13	$15,425,000	$15,425,000
Bank of Nova Scotia 0.08%, due 7/3/13	17,000,000	17,000,000
Royal Bank of Canada 0.32%, due 1/30/14 (a)	6,225,000	6,225,000
Toronto-Dominion Bank (The) 0.243%, due 11/15/13 (a)	5,400,000	5,400,000
Toronto-Dominion Holdings U.S.A., Inc.
0.194%, due 7/2/13 (a)	6,270,000	6,270,000
0.276%, due 10/21/13 (a)	6,165,000	6,165,000
Wells Fargo Bank NA 0.243%, due 3/7/14 (a)	6,000,000	6,000,000

		62,485,000

Financial Company Commercial Paper 16.9%
Bank of Nova Scotia 0.125%, due 7/30/13 (b)	6,140,000	6,139,382
Glaxosmithkline Finance PLC 0.12%, due 7/31/13 (b)(c)	9,075,000	9,074,092
John Deere Bank SA
0.10%, due 7/2/13 (b)(c)	9,205,000	9,204,974
0.10%, due 7/11/13 (b)(c)	12,400,000	12,399,655
JPMorgan Chase & Co. 0.358%, due 1/16/14 (b)	6,200,000	6,200,000
Massachusetts Mutual Life Insurance Co.
0.13%, due 7/9/13 (b)(c)	9,255,000	9,254,733
0.13%, due 7/18/13 (b)(c)	6,170,000	6,169,621
0.13%, due 7/22/13 (b)(c)	6,160,000	6,159,533
National Rural Utilities Cooperative Finance Corp.
0.10%, due 7/12/13 (b)	5,245,000	5,244,840
0.11%, due 7/16/13 (b)	5,000,000	4,999,771
0.12%, due 7/3/13 (b)	2,590,000	2,589,983
Nationwide Life Insurance Co.
0.13%, due 7/8/13 (b)(c)	6,135,000	6,134,845
0.15%, due 7/9/13 (b)(c)	6,170,000	6,169,794
0.15%, due 7/18/13 (b)(c)	8,035,000	8,034,431
U.S. Bank NA 0.13%, due 7/15/13 (b)	15,130,000	15,130,000

		112,905,654

Government Agency Debt 1.4%
Federal Home Loan Bank 0.035%, due 7/24/13	9,221,000	9,220,794

Other Commercial Paper 41.5%
Air Products & Chemicals, Inc. 0.08%, due 7/9/13 (b)(c)	9,075,000	9,074,839

	Principal Amount	Amortized Cost
Other Commercial Paper (continued)
Baker Hughes, Inc. 0.08%, due 7/8/13 (b)(c)	$6,135,000	$6,134,905
BHP Billiton Finance (USA) Ltd. 0.09%, due 7/1/13 (b)(c)	15,385,000	15,385,000
Brown-Forman Corp.
0.16%, due 7/3/13 (b)(c)	6,170,000	6,169,945
0.17%, due 7/18/13 (b)(c)	3,070,000	3,069,753
0.18%, due 7/15/13 (b)(c)	9,225,000	9,224,354
0.20%, due 7/16/13 (b)(c)	2,573,000	2,572,786
Chevron Corp. 0.08%, due 7/10/13 (b)(c)	9,225,000	9,224,815
Coca-Cola Co. (The) 0.08%, due 7/18/13 (b)(c)	4,295,000	4,294,838
Colgate-Palmolive Co. 0.06%, due 7/31/13 (b)(c)	9,075,000	9,074,546
Florida Power & Light Co.
0.17%, due 7/11/13 (b)	15,225,000	15,224,281
0.19%, due 7/1/13 (b)	1,967,000	1,967,000
Henkel of America, Inc.
0.11%, due 7/19/13 (b)(c)	6,150,000	6,149,662
0.11%, due 8/7/13 (b)(c)	6,160,000	6,159,304
0.13%, due 8/7/13 (b)(c)	9,230,000	9,228,767
NetJets, Inc. 0.07%, due 7/1/13 (b)(c)	17,050,000	17,050,000
NSTAR Electric Co.
0.16%, due 7/2/13 (b)	10,000,000	9,999,955
0.19%, due 7/8/13 (b)	6,000,000	5,999,778
Parker Hannifin Corp. 0.12%, due 8/8/13 (b)(c)	15,360,000	15,358,054
Pfizer, Inc. 0.05%, due 7/2/13 (b)(c)	6,000,000	5,999,992
Province of Ontario Canada 0.14%, due 7/11/13 (b)	6,195,000	6,194,759
Rockwell Collins, Inc. 0.10%, due 7/8/13 (b)(c)	11,675,000	11,674,773
Southern Co. (The)
0.17%, due 7/8/13 (b)(c)	8,780,000	8,779,710
0.18%, due 7/23/13 (b)(c)	9,235,000	9,233,984
Toyota Motor Credit Corp. 0.10%, due 8/29/13 (b)	18,415,000	18,411,982
UnitedHealth Group, Inc.
0.22%, due 7/2/13 (b)(c)	6,050,000	6,049,963
0.22%, due 7/3/13 (b)(c)	6,050,000	6,049,926
0.24%, due 7/1/13 (b)(c)	6,050,000	6,050,000
Wal-Mart Stores, Inc.
0.05%, due 7/9/13 (b)(c)	9,080,000	9,079,899
0.10%, due 7/29/13 (b)(c)	6,135,000	6,134,523
WGL Holdings, Inc. 0.16%, due 7/3/13 (b)(c)	5,000,000	4,999,956

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-55

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)
Wisconsin Gas LLC
0.16%, due 7/10/13 (b)	$12,500,000	$12,499,500
0.17%, due 7/9/13 (b)	4,707,000	4,706,822

		277,228,371

Other Notes 14.0%
American Honda Finance Corp. 0.305%, due 11/8/13 (a)(c)	6,195,000	6,195,000
ARI Fleet Lease Trust Series 2013-A, Class A1 0.26%, due 4/15/14 (c)	3,062,211	3,062,211
CCG Receivables Trust Series 2013-1, Class A1 0.37%, due 4/14/14 (c)	3,662,237	3,662,237
Coca-Cola Co. (The) 0.223%, due 3/14/14 (a)	6,195,000	6,195,815
E.I. du Pont de Nemours & Co. 0.693%, due 3/25/14 (a)	5,945,000	5,965,516
Enterprise Fleet Financing LLC
Series 2013-1, Class A1 0.26%, due 3/20/14 (c)	3,035,637	3,035,637
Series 2012-2, Class A1 0.325%, due 9/20/13 (c)	448,250	448,250
Fifth Third Auto Trust Series 2013-A, Class A1 0.22%, due 4/15/14	1,999,025	1,999,025
GE Equipment Transportation LLC Series 2013-1, Class A1 0.26%, due 3/24/14	1,836,417	1,836,417
Great America Leasing Receivables Series 2013-1, Class A1 0.24%, due 2/18/14 (c)	3,290,003	3,290,003
Hyundai Auto Lease Securitization Trust 0.23%, due 3/17/14 (c)	1,566,313	1,566,313
Hyundai Auto Receivables Trust Series 2013-B, Class A1 0.28%, due 7/15/14	6,150,000	6,150,000
John Deere Owner Trust Series 2013-A, Class A1 0.25%, due 5/2/14	3,904,958	3,904,958
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A1 0.27%, due 5/15/14	2,213,938	2,213,938
MetLife Institutional Funding II
0.349%, due 1/10/14 (a)(c)	6,250,000	6,250,000
0.374%, due 9/12/13 (a)(c)	6,235,000	6,235,000
National Rural Utilities Cooperative Finance Corp. 0.356%, due 2/18/14 (a)	6,200,000	6,200,000

	Principal Amount	Amortized Cost
Other Notes (continued)
Nissan Auto Lease Trust Series 2013-A, Class A1 0.23%, due 6/16/14	$5,420,037	$5,420,037
Northern Trust Corp. 5.50%, due 8/15/13	2,105,000	2,118,309
Procter & Gamble Co. (The) 0.175%, due 2/14/14 (a)	6,210,000	6,208,529
SMART Trust Series 2013-1US, Class A1 0.23%, due 1/14/14	2,221,768	2,221,768
Volkswagen Auto Loan Enhanced Trust Series 2013-1, Class A1 0.20%, due 3/20/14	2,364,784	2,364,784
Volvo Financial Equipment LLC Series 2013-1A, Class A1 0.26%, due 4/15/14 (c)	2,785,241	2,785,241
World Omni Auto Receivables Trust Series 2013-A, Class A1 0.23%, due 6/16/14	4,211,997	4,211,997

		93,540,985

Treasury Debt 10.3%
United States Treasury Notes
0.125%, due 8/31/13	6,370,000	6,368,972
0.125%, due 9/30/13	6,205,000	6,203,709
0.125%, due 12/31/13	6,210,000	6,208,478
0.25%, due 10/31/13	6,165,000	6,165,695
0.25%, due 11/30/13	6,200,000	6,200,654
0.25%, due 1/31/14	6,210,000	6,212,385
0.25%, due 2/28/14	6,205,000	6,207,847
0.25%, due 3/31/14	6,160,000	6,165,459
0.25%, due 4/30/14	6,135,000	6,140,096
0.25%, due 5/31/14	6,165,000	6,170,256
0.375%, due 7/31/13	6,410,000	6,410,965

		68,454,516

Treasury Repurchase Agreements 5.5%
Bank of America N.A. 0.10%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $13,000,108 (Collateralized by a United States Treasury Note with a rate of 0.25% and a maturity date of 9/15/15, with a Principal Amount of $13,304,600 and a Market Value of $13,260,047)	13,000,000	13,000,000

M-56	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Treasury Repurchase Agreements (continued)
Deutsche Bank Securities, Inc. 0.12%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $9,845,098 (Collateralized by a United States Treasury Note with a rate of 0.25% and a maturity date of 10/15/15, with a Principal Amount of $10,084,100 and a Market Value of $10,041,903)	$9,845,000	$9,845,000
TD Securities (U.S.A.) LLC 0.10%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $14,000,117 (Collateralized by United States Treasury securities with rates between 0.25% and 1.00% and maturity dates between 9/30/14 and 8/31/19, with a Principal Amount of $14,545,900 and a Market Value of $14,280,052)	14,000,000	14,000,000

		36,845,000

Total Short-Term Investments (Amortized Cost $660,680,320) (d)	99.0%	660,680,320
Other Assets, Less Liabilities	1.0	6,364,644
Net Assets	100.0%	$667,044,964
(a)	Floating rate—Rate shown is the rate in effect as of June 30, 2013.

(b)	Interest rate presented is yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$62,485,000	$—	$62,485,000
Financial Company Commercial Paper	—	112,905,654	—	112,905,654
Government Agency Debt	—	9,220,794	—	9,220,794
Other Commercial Paper	—	277,228,371	—	277,228,371
Other Notes	—	93,540,985	—	93,540,985
Treasury Debt	—	68,454,516	—	68,454,516
Treasury Repurchase Agreements	—	36,845,000	—	36,845,000

Total Investments in Securities	$—	$660,680,320	$—	$660,680,320

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-57

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent†
Aerospace & Defense	$11,674,773	1.8%
Auto Manufacturers	18,411,982	2.8
Automobile ABS	32,693,960	4.9
Banks	92,072,691	13.8
Beverages	31,527,491	4.7
Chemicals	36,578,088	5.5
Cosmetics & Personal Care	15,283,075	2.3
Diversified Financial Services	6,200,000	0.9
Electric	51,204,708	7.7
Finance—Auto Loans	6,195,000	0.9
Finance—Consumer Loans	21,604,629	3.2
Finance—Other Services	21,908,686	3.3
Gas	22,206,278	3.3
Health Care—Services	18,149,889	2.7
Insurance	45,153,224	6.8
Internet	9,254,733	1.4
Mining	15,385,000	2.3
Miscellaneous—Manufacturing	15,358,054	2.3
Oil & Gas	9,224,815	1.4
Oil & Gas Services	6,134,905	0.9
Pharmaceuticals	5,999,992	0.9
Regional (State & Province)	6,194,759	0.9
Repurchase Agreements	36,845,000	5.5
Retail	15,214,422	2.3
Sovereign	77,675,310	11.6
Student Loans	15,478,856	2.3
Transportation	17,050,000	2.6

	660,680,320	99.0
Other Assets, Less Liabilities	6,364,644	1.0

Net Assets	$667,044,964	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-58	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (amortized cost $660,680,320)	$660,680,320
Cash	6,215,891
Receivables:
Fund shares sold	1,521,809
Interest	118,494
Other assets	4,050

Total assets	668,540,564

Liabilities
Payables:
Fund shares redeemed	1,338,914
Manager (See Note 3)	63,026
Shareholder communication	57,262
Professional fees	29,622
Custodian	3,912
Trustees	1,337
Accrued expenses	1,478
Dividend payable	49

Total liabilities	1,495,600

Net assets	$667,044,964

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$666,993
Additional paid-in capital	666,377,071

667,044,064
Accumulated net realized gain (loss) on investments	900

Net assets applicable to outstanding shares	$667,044,964

Shares of beneficial interest outstanding	666,992,595

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-59

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$604,730

Expenses
Manager (See Note 3)	1,524,171
Shareholder communication	56,950
Professional fees	31,583
Custodian	13,117
Trustees	8,127
Miscellaneous	10,553

Total expenses before waiver/reimbursement	1,644,501
Expense waiver/reimbursement from Manager (See Note 3)	(1,074,777)

Net expenses	569,724

Net investment income (loss)	35,006

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	788

Net increase (decrease) in net assets resulting from operations	$35,794

M-60	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$35,006	$74,363
Net realized gain (loss) on investments	788	112

Net increase (decrease) in net assets resulting from operations	35,794	74,475

Dividends to shareholders:
From net investment income	(35,006)	(74,363)

Capital share transactions:
Net proceeds from sale of shares	295,810,922	608,218,552
Net asset value of shares issued to shareholders in reinvestment of dividends	34,957	74,363
Cost of shares redeemed	(357,507,959)	(768,841,980)

Increase (decrease) in net assets derived from capital share transactions	(61,662,080)	(160,549,065)

Net increase (decrease) in net assets	(61,661,292)	(160,548,953)

Net Assets
Beginning of period	728,706,256	889,255,209

End of period	$667,044,964	$728,706,256

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-61

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.02
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.02

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.02)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.02	%(a)	0.01%		0.01%		0.01%		0.05%		2.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.05%		2.02%
Net expenses	0.16	%††	0.18%		0.15%		0.25%		0.41%		0.50%
Expenses (before waiver/reimbursement)	0.47	%††	0.47%		0.47%		0.50%		0.51%		0.50%
Net assets at end of period (in 000’s)	$667,045		$728,706		$889,255		$671,210		$765,118		$1,095,888

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

M-62	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	15.43%	23.52%	6.05%	7.32%	0.59%
Service Class Shares	15.28	23.21	5.78	7.05	0.84

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	13.82%	20.60%	7.01%	7.30%
Russell 1000® Index[3]	13.91	21.24	7.12	7.67
Average Lipper Variable Products Large-Cap Core Portfolio[4]	13.60	21.05	5.64	6.82

1.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.30% for Initial Class shares and 7.03% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-63

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,154.30	$3.10	$1,021.90	$2.91

Service Class Shares	$1,000.00	$1,152.80	$4.43	$1,020.70	$4.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-64	MainStay VP Common Stock Portfolio

Industry Composition as of June 30, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	7.9%
Pharmaceuticals	6.7
Insurance	6.1
Computers & Peripherals	5.1
Media	4.3
Diversified Financial Services	4.2
Specialty Retail	4.2
Software	4.1
Food & Staples Retailing	4.0
Health Care Providers & Services	3.6
Biotechnology	3.5
IT Services	3.3
Diversified Telecommunication Services	3.2
Household Products	2.9
Aerospace & Defense	2.5
Internet Software & Services	2.5
Beverages	2.4
Semiconductors & Semiconductor Equipment	2.4
Food Products	2.0
Industrial Conglomerates	1.6
Capital Markets	1.5
Commercial Banks	1.3
Consumer Finance	1.3
Hotels, Restaurants & Leisure	1.3
Chemicals	1.2
Multiline Retail	1.2
Commercial Services & Supplies	1.1
Road & Rail	1.0

Tobacco	1.0%
Communications Equipment	0.9
Exchange Traded Fund	0.9
Internet & Catalog Retail	0.9
Auto Components	0.8
Electric Utilities	0.8
Energy Equipment & Services	0.8
Health Care Equipment & Supplies	0.8
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.7
Airlines	0.6
Electronic Equipment & Instruments	0.5
Independent Power Producers & Energy Traders	0.5
Machinery	0.5
Professional Services	0.5
Real Estate Investment Trusts	0.5
Household Durables	0.4
Office Electronics	0.4
Construction & Engineering	0.3
Containers & Packaging	0.3
Electrical Equipment	0.2
Leisure Equipment & Products	0.2
Diversified Consumer Services	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-68 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Exxon Mobil Corp.

2.	Apple, Inc.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	Google, Inc. Class A
6.	Chevron Corp.

7.	JPMorgan Chase & Co.

8.	Pfizer, Inc.

9.	International Business Machines Corp.

10.	AT&T, Inc.

mainstayinvestments.com	M-65

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Common Stock Portfolio returned 15.43% for Initial Class shares and 15.28% for Service Class shares. Over the same period, both share classes outperformed the 13.82% return of the S&P 500® Index1 and the 13.91% return of the Russell 1000® Index. The S&P 500® Index is the Portfolio’s broad-based securities-market index, and the Russell 1000® Index is a secondary benchmark of the Portfolio. Both share classes outperformed the 13.60% return of the average Lipper Variable Products Large-Cap Core Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC (“Cornerstone Capital Management”). Effective February 28, 2013, the Portfolio’s Investment Process changed, and Andrew Ver Planck replaced Harvey J. Fram as a portfolio manager of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed the S&P 500® Index during the first half of 2013. The Portfolio’s stock selection model performed well. Valuation factors based on cash flow and revenue made strong contributions to the model’s performance. While the Portfolio’s model was successful in identifying both winners and losers, it was especially effective in predicting stocks that would subsequently outperform the S&P 500® Index. In a Portfolio where the model’s sell recommendations are constrained because shorting is not allowed, the model’s high-conviction buy recommendations were important for the Portfolio’s relative performance.

Which sectors were the strongest positive contrib-utors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance in relation to the S&P 500® Index were health care, energy and information technology. (Contributions take weightings and total returns into account.) In health care, our model correctly identified several hospital management companies whose share price appreciated. Utilization rates at these companies went up as the economy and legislative environment improved. The model also identified several biotechnology companies that announced successful clinical trials and expanding pipelines. The Portfolio also made some successful stock picks in the information technology sector, where turnaround stocks such as those of hard drive manufacturer Western Digital and semi-conductor company Micron Technology were rewarded. Also helping the Portfolio’s relative performance were overweight positions in food products companies such as Green Mountain Coffee Roasters and Hillshire Brands in consumer staples.

The weakest sector contributions to the Portfolio’s relative performance came from financials, consumer discretionary and energy. The Portfolio held lower exposure to financials than the S&P 500® Index. This hurt performance, as several consumer finance companies (including American Express and Discover Financial) as well as some insurers (such as Metlife and Prudential) rallied. Unfortunately, these positions were underweight relative to the benchmark. All of these financial holdings advanced on speculation that the companies might benefit from rising yields when monetary easing begins to taper off. Unfavorable stock selection also detracted from performance in the consumer discretionary sector, where Goodyear Tire and Abercrombie & Fitch hurt relative results. Both positions were overweight relative to the S&P 500® Index. In energy, Portfolio positions in some oil service companies and refiners hurt performance as investor jitters and low oil prices caused share prices to soften.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Software company Microsoft, Internet search provider Google and semiconductor equipment company First Solar made the strongest positive contributions to the Portfolio’s absolute performance. All three positions were overweight relative to the S&P 500® Index, and each provided strong price performance during the reporting period. Microsoft, which seemed vulnerable in light of a global slowdown in PC ship-ments, had a lackluster first quarter. In the second quarter, however, the company delivered solid financial results, helped by strong sales in cloud-based Office 365 and Office 2013, as well as the company’s Windows Server division. Google shook off

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-66	MainStay VP Common Stock Portfolio

disappointing financial results from last October and delivered strong profit that topped analysts’ estimates in April. First Solar, a renewable energy company, issued guidance in April that was better than expected. The company also announced that it would acquire TetraSun, a startup that makes high-efficiency solar cells.

Computers & peripherals company Apple, database software company Oracle and energy equipment & services company Patterson-UTI Energy were the weakest contributors to the Portfolio’s absolute performance. Apple’s share price peaked in September 2012, but has since been under pressure because of growth concerns at the company’s current margin levels. The Portfolio initially held Apple at an overweight position, but we started to trim the position in December 2012. The model’s view on the stock turned negative in January 2013. In fact, Apple’s negative contribution to absolute performance resulted largely from the decision to hold the stock—albeit at an underweight level—for risk control purposes. The stock carries a considerable weight in the S&P 500® Index. The Portfolio held an overweight position in Oracle, whose share price declined when the company missed sales estimates, as customers shifted to competitors’ web-based business applications. Patterson-UTI Energy provides land-based contract drilling and pressure pumping services to oil exploration and production companies. The company’s share price suffered from margin pressure and the general underperformance of energy stocks, particularly in the second quarter of 2013.

Did the Portfolio make any significant purchases or sales during the reporting period?

Express Scripts, a health care provider that serves pharmacy benefit management and specialty managed care companies, saw the greatest increase in Portfolio weight during the reporting period. The model was initially negative on the stock, as it was deemed expensive in terms of valuation and its credit quality score was poor. The Portfolio started buying Express Scripts in February 2013, when its valuation became more reasonable and the revenue multiple and earnings quality improved. The Portfolio also initiated a position in discount retailer Target in March 2013 because our model indicated that the valuation was attractive. The Portfolio accumulated more shares during the second quarter as the company’s momentum scores improved.

The Portfolio started trimming its position in Apple at the end of 2012 because of poor revenue, sentiment and momentum readings. As Apple’s momentum and sentiment scores continued to deteriorate, the Portfolio sold more shares. By May, the price declines had once again made the stock attractive in terms of cash flow and revenue-based multiples, at which point the Portfolio again bought some shares. The Portfolio also sold a large quantity of Bank of America shares during the first half of 2013, moving from an overweight position relative to the S&P 500® Index to an underweight position. Bank of America’s model score turned negative when the stock became expensive in terms of valuation in relation to earnings and revenues.

How did the Portfolio’s sector weightings change during the reporting period?

The biggest increase in sector exposure was in health care, which went from a modestly overweight position relative to the S&P 500® Index to a significantly overweight position, partly because of an accumulation of positions in hospital stocks. The Portfolio also bought stocks in industrials, narrowing its level of underexposure to the sector by purchasing stocks in professional services, office services & supplies, and construction & engineering.

The Portfolio’s most significant weighting decrease was in the energy sector. The Portfolio went from a modestly underweight position relative to the S&P 500® Index to a position that was more substantially underweight by reducing exposure to oil explorers and refiners. The Portfolio’s weighting in telecommunication services also declined, moving from substantially overweight relative to the S&P 500® Index to moderately overweight. The Portfolio decreased exposure to wireless telecommunication stocks such as MetroPCS and Sprint when MetroPCS planned to merge with T-Mobile USA and Sprint agreed to be acquired by Softbank.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio’s most substantially overweight position relative to the S&P 500® Index was in the consumer staples sector, followed by health care and consumer discretionary. As of the same date, the Portfolio was most substantially underweight relative to the Index in the utilities, energy and financials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-67

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 99.1%†
Aerospace & Defense 2.5%
Boeing Co. (The)	54,175	$5,549,687
General Dynamics Corp.	11,304	885,442
Northrop Grumman Corp.	42,161	3,490,931
Raytheon Co.	1,767	116,834
United Technologies Corp.	50,748	4,716,519

		14,759,413

Air Freight & Logistics 0.7%
United Parcel Service, Inc. Class B	47,079	4,071,392

Airlines 0.6%
Alaska Air Group, Inc. (a)	12,963	674,076
Southwest Airlines Co.	218,825	2,820,654

		3,494,730

Auto Components 0.8%
Delphi Automotive PLC	37,180	1,884,654
Gentex Corp.	111,409	2,567,978

		4,452,632

Beverages 2.4%
Coca-Cola Co. (The)	160,747	6,447,562
Coca-Cola Enterprises, Inc.	1,421	49,962
PepsiCo., Inc.	94,425	7,723,021

		14,220,545

Biotechnology 3.5%
Amgen, Inc.	56,259	5,550,513
Biogen Idec, Inc. (a)	11,423	2,458,230
Celgene Corp. (a)	39,020	4,561,828
Gilead Sciences, Inc. (a)	107,330	5,496,369
United Therapeutics Corp. (a)	39,846	2,622,664

		20,689,604

Capital Markets 1.5%
Bank of New York Mellon Corp.	79,856	2,239,961
Goldman Sachs Group, Inc. (The)	701	106,026
State Street Corp.	58,849	3,837,543
Waddell & Reed Financial, Inc. Class A	57,883	2,517,911

		8,701,441

Chemicals 1.2%
LyondellBasell Industries, N.V. Class A	54,689	3,623,693
PPG Industries, Inc.	21,678	3,173,876

		6,797,569

Commercial Banks 1.3%
Fifth Third Bancorp	92,806	1,675,148
Huntington Bancshares, Inc.	41,844	329,731
PNC Financial Services Group, Inc.	1,616	117,839

	Shares	Value
Commercial Banks (continued)
U.S. Bancorp	886	$32,029
Wells Fargo & Co.	131,523	5,427,954

		7,582,701

Commercial Services & Supplies 1.1%
Avery Dennison Corp.	65,011	2,779,870
Pitney Bowes, Inc.	185,311	2,720,365
Tyco International, Ltd.	18,760	618,142
Waste Management, Inc.	7,941	320,261

		6,438,638

Communications Equipment 0.9%
Cisco Systems, Inc.	156,460	3,803,543
QUALCOMM, Inc.	27,819	1,699,184

		5,502,727

Computers & Peripherals 5.1%
♦Apple, Inc.	39,238	15,541,387
EMC Corp.	162,733	3,843,753
Hewlett-Packard Co.	130,097	3,226,406
NetApp, Inc. (a)	17,826	673,466
Seagate Technology PLC	75,815	3,398,786
Western Digital Corp.	52,307	3,247,742

		29,931,540

Construction & Engineering 0.3%
AECOM Technology Corp. (a)	61,827	1,965,480

Consumer Finance 1.3%
American Express Co.	67,676	5,059,458
Discover Financial Services	47,308	2,253,753

		7,313,211

Containers & Packaging 0.3%
Sealed Air Corp.	76,725	1,837,564

Diversified Consumer Services 0.1%
H&R Block, Inc.	19,825	550,144
Service Corp. International	4,189	75,527

		625,671

Diversified Financial Services 4.2%
Bank of America Corp.	236,421	3,040,374
Citigroup, Inc.	70,319	3,373,202
♦JPMorgan Chase & Co.	205,047	10,824,431
Leucadia National Corp.	58,395	1,531,117
McGraw Hill Financial, Inc.	11,326	602,430
Moody’s Corp.	7,798	475,132
NASDAQ OMX Group, Inc. (The)	87,526	2,869,978

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-68	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Financial Services (continued)
NYSE Euronext	39,769	$1,646,437

		24,363,101

Diversified Telecommunication Services 3.2%
♦AT&T, Inc.	294,566	10,427,637
Verizon Communications, Inc.	166,645	8,388,909

		18,816,546

Electric Utilities 0.8%
American Electric Power Co., Inc.	23,264	1,041,762
Southern Co. (The)	80,870	3,568,793

		4,610,555

Electrical Equipment 0.2%
Regal-Beloit Corp.	9,728	630,764
Rockwell Automation, Inc.	8,724	725,313

		1,356,077

Electronic Equipment & Instruments 0.5%
Corning, Inc.	222,035	3,159,558

Energy Equipment & Services 0.8%
Oil States International, Inc. (a)	8,182	757,981
Patterson-UTI Energy, Inc.	125,151	2,422,298
Schlumberger, Ltd.	17,987	1,288,948

		4,469,227

Food & Staples Retailing 4.0%
Costco Wholesale Corp.	3,350	370,410
CVS Caremark Corp.	92,070	5,264,563
Kroger Co. (The)	97,987	3,384,471
Safeway, Inc.	119,240	2,821,218
Wal-Mart Stores, Inc.	102,060	7,602,449
Walgreen Co.	88,497	3,911,567

		23,354,678

Food Products 2.0%
General Mills, Inc.	14,005	679,663
Green Mountain Coffee Roasters, Inc. (a)	11,106	833,617
Ingredion, Inc.	35,426	2,324,654
Kraft Foods Group, Inc.	23,845	1,332,220
Mondelez International, Inc. Class A	71,666	2,044,631
Smithfield Foods, Inc. (a)	40,907	1,339,704
Tyson Foods, Inc. Class A	116,128	2,982,167

		11,536,656

Health Care Equipment & Supplies 0.8%
Abbott Laboratories	63,295	2,207,730
Boston Scientific Corp. (a)	185,192	1,716,730
Medtronic, Inc.	522	26,867
St. Jude Medical, Inc.	12,797	583,927

		4,535,254

	Shares	Value
Health Care Providers & Services 3.6%
AmerisourceBergen Corp.	57,610	$3,216,366
Community Health Systems, Inc.	43,269	2,028,451
Express Scripts Holding Co. (a)	76,006	4,688,810
Health Management Associates, Inc. Class A (a)	84,334	1,325,730
McKesson Corp.	32,588	3,731,326
Omnicare, Inc.	27,238	1,299,525
Tenet Healthcare Corp. (a)	21,455	989,076
UnitedHealth Group, Inc.	2,804	183,606
WellPoint, Inc.	46,265	3,786,328

		21,249,218

Hotels, Restaurants & Leisure 1.3%
International Game Technology	9,060	151,393
McDonald’s Corp.	15,186	1,503,414
Starwood Hotels & Resorts Worldwide, Inc.	30,653	1,936,963
Wyndham Worldwide Corp.	22,559	1,291,051
Wynn Resorts, Ltd.	22,351	2,860,928

		7,743,749

Household Durables 0.4%
PulteGroup, Inc. (a)	127,181	2,412,624

Household Products 2.9%
Energizer Holdings, Inc.	26,067	2,619,994
Kimberly-Clark Corp.	41,761	4,056,664
Procter & Gamble Co. (The)	134,183	10,330,749

		17,007,407

Independent Power Producers & Energy Traders 0.5%
AES Corp. (The)	235,452	2,823,069

Industrial Conglomerates 1.6%
3M Co.	12,852	1,405,366
Danaher Corp.	8,955	566,851
General Electric Co.	321,062	7,445,428

		9,417,645

Insurance 6.1%
Aflac, Inc.	66,095	3,841,441
Alleghany Corp. (a)	3,356	1,286,388
Allstate Corp. (The)	31,916	1,535,798
American International Group, Inc. (a)	118,327	5,289,217
Assurant, Inc.	55,888	2,845,258
Berkshire Hathaway, Inc. Class B (a)	50,022	5,598,462
Everest Re Group, Ltd.	2,827	362,591
Fidelity National Financial, Inc. Class A	105,965	2,523,027
Genworth Financial, Inc. Class A (a)	263,482	3,006,330
Lincoln National Corp.	26,368	961,641
Protective Life Corp.	65,414	2,512,552
Travelers Companies, Inc. (The)	45,192	3,611,745
XL Group PLC	81,311	2,465,349

		35,839,799

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-69

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)	7,595	$2,109,056
Expedia, Inc.	48,401	2,911,320

		5,020,376

Internet Software & Services 2.5%
♦Google, Inc. Class A (a)	13,698	12,059,308
VeriSign, Inc. (a)	62,040	2,770,707

		14,830,015

IT Services 3.3%
Accenture PLC Class A	25,276	1,818,861
Broadridge Financial Solutions, Inc.	3,883	103,210
Computer Sciences Corp.	66,552	2,912,981
Fidelity National Information Services, Inc.	7,885	337,793
♦International Business Machines Corp.	55,280	10,564,561
MasterCard, Inc. Class A	295	169,478
NeuStar, Inc. Class A (a)	9,068	441,430
Visa, Inc. Class A	6,156	1,125,009
Western Union Co. (The)	117,850	2,016,414

		19,489,737

Leisure Equipment & Products 0.2%
Hasbro, Inc.	26,319	1,179,881

Machinery 0.5%
AGCO Corp.	22,915	1,150,104
Terex Corp. (a)	14,537	382,323
Timken Co.	9,614	541,076
Trinity Industries, Inc.	23,021	884,927

		2,958,430

Media 4.3%
AMC Networks, Inc. Class A (a)	36,569	2,391,978
Cablevision Systems Corp. Class A	63,947	1,075,588
Cinemark Holdings, Inc.	44,664	1,247,019
Comcast Corp. Class A	141,985	5,946,332
DIRECTV (a)	65,169	4,015,714
Gannett Co., Inc.	124,121	3,036,000
Time Warner Cable, Inc.	20,795	2,339,022
Walt Disney Co. (The)	31,943	2,017,200
Washington Post Co. (The) Class B	5,816	2,813,606

		24,882,459

Multiline Retail 1.2%
Macy’s, Inc.	63,477	3,046,896
Target Corp.	58,723	4,043,666

		7,090,562

Office Electronics 0.4%
Xerox Corp.	224,893	2,039,780

	Shares	Value
Oil, Gas & Consumable Fuels 7.9%
♦Chevron Corp.	100,130	$11,849,384
ConocoPhillips	49,244	2,979,262
♦Exxon Mobil Corp.	209,830	18,958,141
HollyFrontier Corp.	24,205	1,035,490
Marathon Petroleum Corp.	47,796	3,396,384
Occidental Petroleum Corp.	3,328	296,957
Peabody Energy Corp.	974	14,259
Phillips 66	25,050	1,475,696
Tesoro Corp.	51,755	2,707,822
Valero Energy Corp.	91,992	3,198,562

		45,911,957

Paper & Forest Products 0.1%
International Paper Co.	6,057	268,386

Personal Products 0.1%
Avon Products, Inc.	24,276	510,524

Pharmaceuticals 6.7%
AbbVie, Inc.	63,749	2,635,384
Bristol-Myers Squibb Co.	126,181	5,639,029
Eli Lilly & Co.	37,538	1,843,867
Endo Health Solutions, Inc. (a)	65,028	2,392,380
♦Johnson & Johnson	143,525	12,323,056
Merck & Co., Inc.	75,163	3,491,321
♦Pfizer, Inc.	380,416	10,655,452

		38,980,489

Professional Services 0.5%
ManpowerGroup, Inc.	46,932	2,571,874
Robert Half International, Inc.	12,467	414,278

		2,986,152

Real Estate Investment Trusts 0.5%
American Tower Corp.	5,250	384,142
Host Hotels & Resorts, Inc.	143,845	2,426,665
Public Storage	426	65,319
Simon Property Group, Inc.	231	36,480

		2,912,606

Road & Rail 1.0%
Ryder System, Inc.	8,025	487,840
Union Pacific Corp.	33,976	5,241,817

		5,729,657

Semiconductors & Semiconductor Equipment 2.4%
First Solar, Inc. (a)	60,813	2,720,165
Intel Corp.	238,685	5,780,951
KLA-Tencor Corp.	847	47,203
LSI Corp. (a)	267,879	1,912,656
Micron Technology, Inc. (a)	257,448	3,689,230

		14,150,205

M-70	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software 4.1%
CA, Inc.	25,407	$727,402
Electronic Arts, Inc. (a)	257	5,903
♦Microsoft Corp.	381,596	13,176,510
Oracle Corp.	226,501	6,958,111
Symantec Corp.	140,276	3,152,002

		24,019,928

Specialty Retail 4.2%
Abercrombie & Fitch Co. Class A	55,600	2,515,900
Advance Auto Parts, Inc.	9,914	804,719
American Eagle Outfitters, Inc.	137,813	2,516,465
Best Buy Co., Inc.	110,757	3,026,989
GameStop Corp. Class A	71,433	3,002,329
Gap, Inc. (The)	76,464	3,190,843
Home Depot, Inc. (The)	34,335	2,659,932
Lowe’s Companies, Inc.	12,461	509,655
O’Reilly Automotive, Inc. (a)	28,175	3,173,069
PetSmart, Inc.	6,100	408,639
Staples, Inc.	150,492	2,386,803

		24,195,343

Textiles, Apparel & Luxury Goods 0.8%
Fossil Group, Inc. (a)	16,634	1,718,458
Hanesbrands, Inc.	51,316	2,638,669

		4,357,127

Tobacco 1.0%
Altria Group, Inc.	7,759	271,487
Philip Morris International, Inc.	67,133	5,815,146

		6,086,633

Total Common Stocks (Cost $481,231,657)		578,680,268

Exchange Traded Fund 0.9% (b)
S&P 500 Index—SPDR Trust Series 1	33,872	5,419,859

Total Exchange Traded Fund (Cost $5,387,343)		5,419,859

	Principal Amount	Value

Short-Term Investments 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $16,299 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $20,000 and a Market Value of $18,669)	$16,299	$16,299

Total Short-Term Investment (Cost $16,299)		16,299

Total Investments (Cost $486,635,299) (c)	100.0%	584,116,426
Other Assets, Less Liabilities	(0.0)‡	(1,749)
Net Assets	100.0%	$584,114,677

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2013, cost is $493,647,718 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$101,013,041
Gross unrealized depreciation	(10,544,333)

Net unrealized appreciation	$90,468,708

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-71

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$578,680,268	$—	$—	$578,680,268
Exchange Traded Fund	5,419,859	—	—	5,419,859
Short-Term Investment
Repurchase Agreement	—	16,299	—	16,299

Total Investments in Securities	$584,100,127	$16,299	$—	$584,116,426

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-72	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $486,635,299)	$584,116,426
Receivables:
Dividends and interest	612,602
Fund shares sold	216,788
Other assets	2,930

Total assets	584,948,746

Liabilities
Payables:
Fund shares redeemed	472,710
Manager (See Note 3)	265,591
Shareholder communication	44,461
Professional fees	29,754
NYLIFE Distributors (See Note 3)	14,886
Custodian	3,405
Trustees	1,108
Accrued expenses	2,154

Total liabilities	834,069

Net assets	$584,114,677

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,523
Additional paid-in capital	572,357,551

572,385,074
Undistributed net investment income	13,274,375
Accumulated net realized gain (loss) on investments	(99,025,899)
Net unrealized appreciation (depreciation) on investments	97,481,127

Net assets	$584,114,677

Initial Class
Net assets applicable to outstanding shares	$511,674,076

Shares of beneficial interest outstanding	24,091,382

Net asset value per share outstanding	$21.24

Service Class
Net assets applicable to outstanding shares	$72,440,601

Shares of beneficial interest outstanding	3,431,782

Net asset value per share outstanding	$21.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-73

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,787,560
Interest	14

Total income	5,787,574

Expenses
Manager (See Note 3)	1,555,900
Distribution and service—Service Class (See Note 3)	82,844
Shareholder communication	45,223
Professional fees	29,915
Custodian	9,871
Trustees	6,217
Miscellaneous	9,574

Total expenses	1,739,544

Net investment income (loss)	4,048,030

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	51,110,689
Net change in unrealized appreciation (depreciation) on investments	25,271,447

Net realized and unrealized gain (loss) on investments	76,382,136

Net increase (decrease) in net assets resulting from operations	$80,430,166

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,612.

M-74	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,048,030	$9,314,801
Net realized gain (loss) on investments	51,110,689	39,816,997
Net change in unrealized appreciation (depreciation) on investments	25,271,447	31,716,272

Net increase (decrease) in net assets resulting from operations	80,430,166	80,848,070

Dividends to shareholders:
From net investment income:
Initial Class	—	(7,607,005)
Service Class	—	(821,937)

Total dividends to shareholders	—	(8,428,942)

Capital share transactions:
Net proceeds from sale of shares	14,819,286	21,385,373
Net asset value of shares issued to shareholders in reinvestment of dividends	—	8,428,942
Cost of shares redeemed	(42,787,887)	(80,358,416)

Increase (decrease) in net assets derived from capital share transactions	(27,968,601)	(50,544,101)

Net increase (decrease) in net assets	52,461,565	21,875,027

Net Assets
Beginning of period	531,653,112	509,778,085

End of period	$584,114,677	$531,653,112

Undistributed net investment income at end of period	$13,274,375	$9,226,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-75

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$18.40		$16.02	$16.04	$14.48	$12.06	$23.60

Net investment income (loss)	0.15	(a)	0.32 (a)	0.25 (a)	0.20 (a)	0.21 (a)	0.22
Net realized and unrealized gain (loss) on investments	2.69		2.36	(0.02)	1.60	2.48	(8.72)

Total from investment operations	2.84		2.68	0.23	1.80	2.69	(8.50)

Less dividends and distributions:
From net investment income	—		(0.30)	(0.25)	(0.24)	(0.27)	(0.30)
From net realized gain on investments	—		—	—	—	—	(2.74)

Total dividends and distributions	—		(0.30)	(0.25)	(0.24)	(0.27)	(3.04)

Net asset value at end of period	$21.24		$18.40	$16.02	$16.04	$14.48	$12.06

Total investment return	15.43	%(b)	16.72%	1.57%	12.60%	22.40%	(36.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45	%††	1.80%	1.45%	1.40%	1.66%	1.44%
Net expenses	0.58	%††	0.59%	0.59%	0.61%	0.60%	0.56%
Portfolio turnover rate	56%		132%	102%	107%	100%	111%
Net assets at end of period (in 000’s)	$511,674		$472,324	$452,849	$574,582	$573,296	$585,158

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$18.31		$15.94	$15.96	$14.41	$12.00	$23.48

Net investment income (loss)	0.12	(a)	0.27 (a)	0.21 (a)	0.17 (a)	0.17 (a)	0.23
Net realized and unrealized gain (loss) on investments	2.68		2.35	(0.02)	1.59	2.47	(8.72)

Total from investment operations	2.80		2.62	0.19	1.76	2.64	(8.49)

Less dividends and distributions:
From net investment income	—		(0.25)	(0.21)	(0.21)	(0.23)	(0.25)
From net realized gain on investments	—		—	—	—	—	(2.74)

Total dividends and distributions	—		(0.25)	(0.21)	(0.21)	(0.23)	(2.99)

Net asset value at end of period	$21.11		$18.31	$15.94	$15.96	$14.41	$12.00

Total investment return	15.29	%(b)(c)	16.43%	1.31%	12.32%	22.08%	(36.55%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20	%††	1.54%	1.21%	1.15%	1.39%	1.18%
Net expenses	0.83	%††	0.84%	0.84%	0.86%	0.85%	0.81%
Portfolio turnover rate	56%		132%	102%	107%	100%	111%
Net assets at end of period (in 000’s)	$72,441		$59,329	$56,929	$65,829	$62,413	$51,434

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-76	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	4.30%	9.68%	6.72%	6.06%	0.88%
Service Class Shares	4.18	9.41	6.45	5.79	1.13

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	13.82%	20.60%	7.01%	5.50%
MSCI EAFE® Index[3]	4.10	18.62	–0.63	2.09
Barclays U.S. Aggregate Bond Index[3]	–2.44	–0.69	5.19	5.22
Conservative Allocation Composite Index[3]	3.39	7.36	5.99	5.54
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	1.92	6.26	4.80	4.64

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-77

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,043.00	$0.15	$1,024.60	$0.15

Service Class Shares	$1,000.00	$1,041.80	$1.42	$1,023.40	$1.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-78	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-83 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	M-79

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Conservative Allocation Portfolio returned 4.30% for Initial Class shares and 4.18% for Service Class shares. Over the same period, both share classes underperformed the 13.82% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 4.10% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio, as well as the
–2.44% return of the Barclays U.S. Aggregate Bond Index2 and the 3.39% return of the Conservative Allocation Composite Index,2 which are additional benchmarks of the Portfolio. Both share classes outperformed the 1.92% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2013, the Portfolio’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Portfolio may invest by an additional 10 percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other Funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. This difference—particularly the Portfolio’s significant allocation to Underlying

Portfolios/Funds that invest in fixed-income securities and emerging-market stocks—accounted for many of the performance challenges the Portfolio faced relative to the S&P 500® Index.

Although the Portfolio showed strong performance relative to its peers, the return advantage relative to the Conservative Allocation Composite Index was far more modest. Our effort to manage the Portfolio’s risk posture by adjusting exposure to stocks and bonds contributed positively to the Fund’s relative performance. An aggressive bias in favor of Underlying Portfolios/Funds that invest in stocks over Underlying Portfolios/Funds that invest in bonds at the start of the reporting period was gradually reduced over the late winter and early spring months. This strategy was well rewarded.

Also helping relative performance was a large allocation to Underlying Portfolios/Funds that invest in short-duration3 products like bank loans and cash instruments. Both of these asset classes held up well in a rising interest-rate environment. Rising interest rates translated into losses for traditional longer-duration investment-grade bonds.

Detracting from these gains was a significant posi-tion in Underlying Portfolios/Funds that invest in emerging-market equities. Emerging-market equities trailed developed-market equities by a very wide margin during the first half of 2013.

Performance among Underlying Portfolios/Funds within the pool of eligible investments was, as always, mixed. Some fared quite well relative to their peers and benchmarks. Among these were MainStay VP Unconstrained Bond Portfolio, MainStay VP Common Stock Portfolio, MainStay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund. Other Underlying Portfolios/Funds fared less well. Among these were MainStay VP Cornerstone Growth Portfolio, MainStay ICAP Equity Fund and MainStay VP Floating Rate Portfolio. While positioning vis-à-vis asset classes generally added to returns, excess returns4 emanating from Underlying Portfolios/Funds detracted moderately on balance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Excess return refers to the difference—positive or negative—between the investment return of a security, sector or portfolio and the return of a comparable benchmark position or an index with a similar level of risk.

M-80	MainStay VP Conservative Allocation Portfolio

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

As noted above, the Portfolio’s allocations to Underlying Portfolios/Funds that invest in stocks and to those that invest in bonds varied over the course of the reporting period in response to the changing environment. We began the reporting period substantially overweight in equities, believing that price multiples and bond yields would rise as uncertainty around public policy subsided and the traction behind economic growth increased. We started backing away from that stance only after the market had risen sharply, and we locked in substantial gains.

Within equities, there were a few evident themes. First, we gradually reversed a bias (in place for the past few years) favoring Underlying Portfolios/Funds that invest in large-cap companies over those that invest in smaller companies. Smaller companies tend to have less exposure to soft overseas markets, are less vulnerable to an appreciating dollar and generally have a higher beta.5 Second, the Portfolio maintained its bias in favor of Underlying Portfolios/Funds that invest in U.S. stocks over those that invest in stocks of other developed markets. We were particularly concerned about markets that may in the years ahead struggle with deleveraging issues even greater than those presented in the United States. Third, the Portfolio continued to invest prominently in Underlying Portfolios/Funds that invest in emerging-market stocks, despite some perceived credit excesses and the threat of capital flight. We maintained these investments because we believe that emerging markets offer exceptional valuations, are poised to see trade volumes grow as developed markets recover, and are likely to experience substantial growth in domestic demand as their populations increasingly shift into the middle class. Neither of the first two themes had a materially positive or negative impact on the Portfolio’s relative performance, but our emphasis on emerging markets proved costly.

On the fixed-income side of the Portfolio, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index as we anticipated that interest rates would rise toward their historical averages as the economy continued to stabilize. That proved true in the first half of 2013. The Portfolio also heavily favored Underlying Portfolios/Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflects our view that corporations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates will remain quite low for the next few years, rendering the higher yield available on corporate bonds attractive. In terms of relative performance, credit exposure was once again a plus.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio initiated new positions or added to recent ones during the reporting period. The largest of these was MainStay Marketfield Fund, where the Portfolio’s initial investment was in December 2012. This Underlying Fund offered a dynamic approach to investing in global equities. The Portfolio’s position in MainStay Marketfield Fund was sold and a position in MainStay VP Marketfield Portfolio was established when the Underlying Portfolio became available in May 2013. We also added a position in MainStay Epoch Global Choice Fund, which is another global product. This Underlying Portfolio/Fund has a relatively concentrated portfolio of high-conviction trade ideas from portfolio managers at Epoch Investment Partners, Inc. Another new position was in MainStay VP Cornerstone Growth Portfolio, which saw a change of Subadvisor early in the reporting period. MainStay High Yield Municipal Bond Fund was added as a means of further diversifying credit risk, and MainStay Short Duration Bond Fund entered the Underlying Portfolio/Fund mix as a way to further reduce the Portfolio’s interest-rate sensitivity.

5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

mainstayinvestments.com	M-81

We enlarged the Portfolio’s positions in MainStay Epoch U.S. All Cap Fund and MainStay VP Mid Cap Core Portfolio as part of an effort to move down the capitalization spectrum. As part of the same strategy, we reduced the size of the Portfolio’s positions in MainStay VP Large Cap Growth Portfolio, MainStay MAP Fund and MainStay U.S. Equity Opportunities Fund. The Portfolio’s position in MainStay VP DFA / DuPont Emerging Markets Portfolio was reduced midway through the reporting period.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

MainStay VP Mid Cap Core Portfolio provided the highest total return for the reporting period, followed by MainStay VP Small Cap Core Portfolio and MainStay U.S. Equity Opportunities Fund. MainStay VP DFA /DuPont Emerging Markets Portfolio was the only Underlying Equity Portfolio/Fund holding to post a negative return. MainStay VP International Portfolio and MainStay ICAP International Fund generated positive but very small returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant positive contributions to the Portfolio’s performance came from two of its largest holdings, MainStay U.S. Equity Opportunities Fund and MainStay MAP Fund. (Contributions take weightings and total returns into account.) A much smaller position in MainStay VP DFA / DuPont Emerging Markets Portfolio was the only equity position to provide a negative total return. The contribution from MainStay VP Common Stock Portfolio was close to zero, but only because the position was very small.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Signs of economic strength led to speculation regarding when the U.S. central bank would begin to slow the aggressive pace at which it has been expanding its balance sheet. Although overnight lending rates are expected to remain near zero for the foreseeable future, monetary policy that is less stimulative and economic growth that appears to be accelerating suggest that higher interest rates further out the yield curve6 are likely in the future. A move in that direction began late in the spring, as the yield on 10-year U.S. Treasury bonds rose by almost a full percentage point from the end of April to the end of June 2013. The rise in interest rates translated into losses on long-duration high-grade fixed-income instruments, including U.S. government bonds, mortgage-backed securities and investment-grade corporate debt. Shorter-duration and lower-quality fixed-income securities generally fared better, but good total returns were hard to find among bonds during the first half of 2013.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Fund’s performance and which segments were particularly weak?

Thanks to their link to equities, convertible bonds fared very well. Among other fixed-income options, floating-rate debt held up nicely as it remained largely insulated from interest-rate changes and corporate health generally remained sound. For similar reasons, high-yield corporate bonds were also strong, relatively speaking. Faring decidedly less well were municipal bonds and emerging-market debt, both of which felt something of a liquidity squeeze as redemption requests came at a fast and furious pace. High-grade long-duration bonds also struggled mightily during the reporting period.

Which Underlying Fixed Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

Of the Portfolio’s fixed-income holdings, MainStay VP Floating Rate Portfolio made the largest positive contribution to return by a wide margin. This Underlying Portfolio was followed by MainStay VP High Yield Corporate Bond Portfolio. Detracting from performance were MainStay VP Bond Portfolio and MainStay Intermediate Term Bond Fund.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-82	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 43.1%
MainStay Epoch Global Choice Fund Class I (a)	613,637	$11,456,608
MainStay Epoch U.S. All Cap Fund Class I	888,751	22,832,008
MainStay ICAP Equity Fund Class I	498,680	22,704,881
MainStay ICAP International Fund Class I	187,060	5,825,046
MainStay International Opportunities Fund Class I	975,278	7,548,649
MainStay MAP Fund Class I	1,256,613	50,365,045
MainStay U.S. Equity Opportunities Fund Class I (a)	4,828,751	44,231,361
MainStay VP Cornerstone Growth Fund Initial Class	413,089	12,022,856
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)(b)	1,064,436	9,324,816
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	682,903	7,732,960
MainStay VP ICAP Select Equity Portfolio Initial Class	15,054	234,482
MainStay VP International Equity Portfolio Initial Class	183,436	2,273,732
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	2,204,891	41,287,850
MainStay VP Marketfield Fund Initial Class (a)(b)	1,521,831	15,614,620
MainStay VP Mid Cap Core Portfolio Initial Class	649,522	9,420,425
MainStay VP S&P 500 Index Portfolio Initial Class	872,714	28,694,543
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)(b)	2,840,261	34,995,378
MainStay VP U.S. Small Cap Portfolio Initial Class	394,617	4,669,424

Total Equity Funds (Cost $300,710,864)		331,234,684

Fixed Income Funds 56.9%
MainStay High Yield Municipal Bond Fund Class I	647,157	7,325,820
MainStay High Yield Opportunities Fund Class I	561,248	6,690,080
MainStay Intermediate Term Bond Fund Class I	2,866,928	30,504,111
MainStay Short Duration High Yield Fund Class I (a)	1,506,313	14,867,311
MainStay Short Term Bond Fund Class I (a)	465,864	4,449,001
MainStay VP Bond Portfolio Initial Class (a)	16,269,651	233,472,163
MainStay VP Cash Management Portfolio Initial Class	9,687,771	9,688,536

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Floating Rate Portfolio Initial Class (a)	8,748,336	$81,069,907
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,982,791	20,533,486
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	2,732,680	28,087,297

Total Fixed Income Funds (Cost $444,231,725)		436,687,712

Total Investments (Cost $744,942,589) (c)	100.0%	767,922,396
Other Assets, Less Liabilities	0.0 ‡	239,112
Net Assets	100.0%	$768,161,508

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2013, cost is $746,058,304 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$34,040,683
Gross unrealized depreciation	(12,176,591)

Net unrealized appreciation	$21,864,092

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-83

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$331,234,684	$—	$—	$331,234,684
Fixed Income Funds	436,687,712	—	—	436,687,712

Total Investments	$767,922,396	$—	$—	$767,922,396

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-84	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $744,942,589)	$767,922,396
Receivables:
Fund shares sold	569,935
Dividends	313,041
Other assets	5,326

Total assets	768,810,698

Liabilities
Payables:
Investment securities purchased	313,038
NYLIFE Distributors (See Note 3)	155,491
Fund shares redeemed	100,986
Shareholder communication	53,631
Professional fees	23,029
Trustees	1,347
Accrued expenses	1,668

Total liabilities	649,190

Net assets	$768,161,508

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,900
Additional paid-in capital	705,717,247

705,781,147
Undistributed net investment income	20,666,959
Accumulated net realized gain (loss) on investments	18,733,595
Net unrealized appreciation (depreciation) on investments	22,979,807

Net assets	$768,161,508

Initial Class
Net assets applicable to outstanding shares	$13,947,381

Shares of beneficial interest outstanding	1,150,495

Net asset value per share outstanding	$12.12

Service Class
Net assets applicable to outstanding shares	$754,214,127

Shares of beneficial interest outstanding	62,749,789

Net asset value per share outstanding	$12.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-85

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,936,662

Expenses
Distribution and service—Service Class (See Note 3)	905,219
Shareholder communication	52,659
Professional fees	25,378
Trustees	8,018
Custodian	2,678
Miscellaneous	9,728

Total expenses	1,003,680

Net investment income (loss)	1,932,982

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	23,549,469
Net change in unrealized appreciation (depreciation) on investments	3,449,728

Net realized and unrealized gain (loss) on investments	26,999,197

Net increase (decrease) in net assets resulting from operations	$28,932,179

M-86	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,932,982	$12,809,218
Net realized gain (loss) on investments from affiliated investment companies transactions	23,549,469	27,916,526
Net change in unrealized appreciation (depreciation) on investments	3,449,728	18,395,516

Net increase (decrease) in net assets resulting from operations	28,932,179	59,121,260

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(248,049)
Service Class	—	(12,331,529)

	—	(12,579,578)

From net realized gain on investments:
Initial Class	—	(656,622)
Service Class	—	(35,735,731)

	—	(36,392,353)

Total dividends and distributions to shareholders	—	(48,971,931)

Capital share transactions:
Net proceeds from sale of shares	83,204,881	172,763,242
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	48,971,931
Cost of shares redeemed	(36,960,746)	(67,159,137)

Increase (decrease) in net assets derived from capital share transactions	46,244,135	154,576,036

Net increase (decrease) in net assets	75,176,314	164,725,365

Net Assets
Beginning of period	692,985,194	528,259,829

End of period	$768,161,508	$692,985,194

Undistributed net investment income at end of period	$20,666,959	$18,733,977

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-87

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.62		$11.35	$11.34	$10.37	$8.89	$11.01

Net investment income (loss) (a)	0.05		0.28	0.28	0.29	0.34	0.32
Net realized and unrealized gain (loss) on investments	0.45		0.93	0.03	0.95	1.63	(2.35)

Total from investment operations	0.50		1.21	0.31	1.24	1.97	(2.03)

Less dividends and distributions:
From net investment income	—		(0.26)	(0.25)	(0.27)	(0.31)	(0.01)
From net realized gain on investments	—		(0.68)	(0.05)	—	(0.18)	(0.08)

Total dividends and distributions	—		(0.94)	(0.30)	(0.27)	(0.49)	(0.09)

Net asset value at end of period	$12.12		$11.62	$11.35	$11.34	$10.37	$8.89

Total investment return	4.30	%(b)	10.69%	2.90%	12.03%	22.28%	(18.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	%††	2.34%	2.44%	2.66%	3.54%	3.16%
Net expenses (c)	0.03	%††	0.03%	0.04%	0.05%	0.05%	0.06%
Portfolio turnover rate	28%		53%	62%	26%	38%	44%
Net assets at end of period (in 000’s)	$13,947		$12,866	$9,472	$8,123	$6,827	$3,984

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.54		$11.28	$11.28	$10.33	$8.86	$10.99

Net investment income (loss) (a)	0.03		0.24	0.25	0.27	0.33	0.30
Net realized and unrealized gain (loss) on investments	0.45		0.93	0.03	0.94	1.61	(2.35)

Total from investment operations	0.48		1.17	0.28	1.21	1.94	(2.05)

Less dividends and distributions:
From net investment income	—		(0.23)	(0.23)	(0.26)	(0.29)	(0.00)‡
From net realized gain on investments	—		(0.68)	(0.05)	—	(0.18)	(0.08)

Total dividends and distributions	—		(0.91)	(0.28)	(0.26)	(0.47)	(0.08)

Net asset value at end of period	$12.02		$11.54	$11.28	$11.28	$10.33	$8.86

Total investment return	4.16	%(b)(c)	10.42%	2.65%	11.75%	21.93%	(18.62%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52	%††	2.07%	2.23%	2.47%	3.39%	2.95%
Net expenses (d)	0.28	%††	0.28%	0.29%	0.30%	0.30%	0.31%
Portfolio turnover rate	28%		53%	62%	26%	38%	44%
Net assets at end of period (in 000’s)	$754,214		$680,119	$518,788	$408,238	$291,307	$209,443

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-88	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	9.90%	15.11%	6.18%	7.53%	0.64%
Service Class Shares	9.76	14.82	5.92	7.26	0.89

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertible Index[3]	9.94%	18.57%	6.96%	6.92%
Average Lipper Convertible Securities Fund[4]	8.53	15.33	5.10	6.40

1.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.52% for Initial Class shares and 7.25% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-89

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,099.00	$3.33	$1,021.60	$3.21

Service Class Shares	$1,000.00	$1,097.60	$4.63	$1,020.40	$4.46

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-90	MainStay VP Convertible Portfolio

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-93 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Apache Corp., 6.00%
2.	Gilead Sciences, Inc., 1.00%, due 5/1/14
3.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/5/15
4.	United Technologies Corp., 7.50%
5.	Stanley Black & Decker, Inc., 4.75%
6.	Danaher Corp., (zero coupon), due 1/22/21
7.	MetLife, Inc., 5.00%
8.	Ciena Corp., 4.00%, due 12/15/20
9.	Jarden Corp., 1.875%, due 9/15/18
10.	EMC Corp., 1.75%, due 12/1/13

mainstayinvestments.com	M-91

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Convertible Portfolio returned 9.90% for Initial Class shares and 9.76% for Service Class shares. Over the same period, both share classes underperformed the 9.94% return of the Bank of America Merrill Lynch All U.S. Convertible Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 8.53% return of the average Lipper1 Convertible Securities Fund for the six months ended June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of the Bank of America Merrill Lynch All U.S. Convertible Index resulted because the Portfolio maintained a slightly higher credit quality than the Index in a period when speculative securities outperformed investment-grade issues by a small margin. The Portfolio, however, had several individual positions whose performance nearly offset the headwind of a higher-quality bias.

During the reporting period, which securities were the strongest positive contributors to the Portfolio’s performance and which securities were particularly weak?

A number of the Portfolio’s strongest contributors to performance were in the biotechnology and pharmaceutical industries. (Contributions take weightings and total returns into account.) Convertible bond positions in Gilead Sciences and BioMarin Pharmaceutical were strong positive contributors to the Portfolio’s performance. Other strong positive contributors included semiconductor company Micron Technology and insurance company MetLife.

During the reporting period, the Portfolio’s laggards were concentrated in the energy sector, where large holdings such as Peabody Energy and Energy XXI Bermuda hurt the Portfolio’s performance on an absolute basis and relative to the Bank of America Merrill Lynch All U.S. Convertible Index. In the

materials sector, iron & steel company Cliffs Natural Resources detracted from performance as metal ore prices continued to decline because of slowing demand from China.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we added to the Portfolio’s position in the convertible bonds of automaker Ford Motor, as we believed that the company’s model lineup and quality comported well with consumer demand.

During the reporting period, we sold the Portfolio’s entire position in the convertible bonds of consumer brands company Iconix Brand Group. We were concerned that the company was overly dependent on acquisitions to meet its earnings targets.

How did the Portfolio’s sector weightings change during the reporting period?

Sector weightings are a result of our bottom-up security-specific selection process and do not reflect top-down opinions about the economy or the attractiveness of specific sectors. During the reporting period, we increased the Portfolio’s weightings in the consumer discretionary, financials and industrials sectors. Over the same period, we reduced the Portfolio’s weightings in the energy and health care sectors. The Portfolio’s weightings in the materials, telecommunication services and utilities sectors were relatively unchanged.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio held overweight positions relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the energy, health care and industrials sectors. As of the same date, the Portfolio held underweight positions relative to the Index in financials and information technology and held relatively neutral weightings relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the materials and telecommunication services sectors.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-92	MainStay VP Convertible Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value
Convertible Securities 91.8%† Convertible Bonds 75.6%
Aerospace & Defense 0.9%
GenCorp, Inc. 4.063%, due 12/31/39	$1,218,000	$2,245,687
Kaman Corp. 3.25%, due 11/15/17 (a)	1,783,000	2,118,427

		4,364,114

Airlines 1.5%
United Airlines, Inc. 4.50%, due 1/15/15	4,303,000	7,538,318

Auto Manufacturers 2.7%
Ford Motor Co. 4.25%, due 11/15/16	3,539,000	6,412,226
Wabash National Corp. 3.375%, due 5/1/18	5,906,000	7,227,467

		13,639,693

Biotechnology 3.8%
♦Gilead Sciences, Inc. 1.00%, due 5/1/14	6,792,000	15,417,839
Medicines Co. (The) 1.375%, due 6/1/17 (a)	2,787,000	3,518,587

		18,936,426

Commercial Services 0.9%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	1,542,000	4,638,536

Computers 2.7%
♦EMC Corp. 1.75%, due 12/1/13	6,782,000	10,024,678
Quantum Corp. 3.50%, due 11/15/15	1,720,000	1,629,700
SanDisk Corp. 1.50%, due 8/15/17	1,383,000	1,850,627

		13,505,005

Distribution & Wholesale 0.5%
WESCO International, Inc. 6.00%, due 9/15/29	912,000	2,246,940

Entertainment 0.9%
International Game Technology 3.25%, due 5/1/14	4,176,000	4,457,880

	Principal Amount	Value
Environmental Controls 1.7%
Covanta Holding Corp. 3.25%, due 6/1/14	$6,760,000	$8,737,300

Finance—Leasing Companies 1.6%
Air Lease Corp. 3.875%, due 12/1/18 (a)	6,538,000	8,111,206

Finance—Mortgage Loan/Banker 0.8%
Walter Investment Management Corp. 4.50%, due 11/1/19	4,050,000	4,077,844

Health Care—Products 4.6%
Hologic, Inc. 2.00%, due 3/1/42 (b)	5,246,000	5,203,376
Insulet Corp. 3.75%, due 6/15/16	4,145,000	5,424,769
Teleflex, Inc. 3.875%, due 8/1/17	5,964,000	8,084,948
Wright Medical Group, Inc. 2.00%, due 8/15/17 (a)	3,663,000	4,452,834

		23,165,927

Health Care—Services 1.2%
WellPoint, Inc. 2.75%, due 10/15/42 (a)	4,852,000	6,065,000

Home Builders 1.9%
KB Home 1.375%, due 2/1/19	3,657,000	3,812,422
Lennar Corp. 3.25%, due 11/15/21 (a)	2,673,000	4,493,981
Ryland Group, Inc. (The) 0.25%, due 6/1/19	1,495,000	1,356,713

		9,663,116

Household Products & Wares 2.1%
♦Jarden Corp. 1.875%, due 9/15/18 (a)	9,099,000	10,264,809

Insurance 1.8%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	4,258,000	5,697,736
Radian Group, Inc. 2.25%, due 3/1/19	2,623,000	3,359,080

		9,056,816

Internet 2.3%
At Home Corp. 4.75%, due 12/31/49 (c)(d)(e)(f)	2,335,418	234

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-93

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
Blucora, Inc. 4.25%, due 4/1/19 (a)	$2,129,000	$2,388,472
Dealertrack Technologies, Inc. 1.50%, due 3/15/17	4,882,000	5,663,120
Shutterfly, Inc. 0.25%, due 5/15/18 (a)	3,137,000	3,468,346

		11,520,172

Investment Company 1.0%
Ares Capital Corp. 4.875%, due 3/15/17	4,436,000	4,777,018

Iron & Steel 0.9%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	4,259,000	4,402,741

Lodging 0.8%
MGM Resorts International 4.25%, due 4/15/15	3,544,000	3,975,925

Machinery—Diversified 1.6%
Chart Industries, Inc. 2.00%, due 8/1/18	5,340,000	8,033,362

Media 0.6%
Liberty Interactive LLC 3.50%, due 1/15/31	6,023,000	3,116,903

Metal Fabricate & Hardware 0.7%
RTI International Metals, Inc.
1.625%, due 10/15/19	1,652,000	1,563,205
3.00%, due 12/1/15	1,578,000	1,718,048

		3,281,253

Miscellaneous—Manufacturing 2.1%
♦Danaher Corp. (zero coupon), due 1/22/21	5,805,000	10,688,456

Oil & Gas 0.9%
Cobalt International Energy, Inc. 2.625%, due 12/1/19	4,375,000	4,645,703

Oil & Gas Services 6.5%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	4,923,000	6,159,904
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19 (a)	2,525,000	3,067,875
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (a)(g)	11,252,000	14,887,521

	Principal Amount	Value
Oil & Gas Services (continued)
SEACOR Holdings, Inc. 2.50%, due 12/15/27 (a)	$1,751,000	$2,024,594
Subsea 7 S.A.
Series Reg S 1.00%, due 10/5/17	2,000,000	1,910,000
Series Reg S 3.50%, due 10/13/14	3,700,000	4,384,130

		32,434,024

Pharmaceuticals 9.3%
Akorn, Inc. 3.50%, due 6/1/16	2,078,000	3,485,845
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	1,911,000	5,299,442
Medivation, Inc. 2.625%, due 4/1/17	4,827,000	6,115,206
Mylan, Inc. 3.75%, due 9/15/15	2,793,000	6,633,375
Omnicare, Inc. 3.75%, due 12/15/25	2,964,000	5,498,220
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	7,899,000	9,463,989
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	9,464,000	9,960,860

		46,456,937

Real Estate Investment Trusts 2.7%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	4,322,000	5,867,115
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	6,391,000	7,737,104

		13,604,219

Semiconductors 7.1%
Intel Corp. 3.25%, due 8/1/39	3,876,000	4,946,764
Lam Research Corp. 1.25%, due 5/15/18	976,000	1,087,630
Microchip Technology, Inc. 2.125%, due 12/15/37	6,365,000	9,265,053
Micron Technology, Inc. 1.625%, due 2/15/33 (a)	5,724,000	8,289,068
Novellus Systems, Inc. 2.625%, due 5/15/41	4,999,000	7,070,461
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	3,833,000	4,424,719
Xilinx, Inc. 2.625%, due 6/15/17	361,000	517,584

		35,601,279

M-94	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Software 5.7%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	$4,070,000	$4,461,737
Cornerstone Ondemand, Inc. 1.50%, due 7/1/18 (a)	2,952,000	3,103,290
Netsuite, Inc. 0.25%, due 6/1/18 (a)	5,594,000	5,719,865
Nuance Communications, Inc. 2.75%, due 11/1/31	5,927,000	6,134,445
Salesforce.com, Inc. 0.25%, due 4/1/18 (a)	4,541,000	4,328,141
Take-Two Interactive Software, Inc. 1.00%, due 7/1/18	2,778,000	2,715,495
Workday, Inc. 0.75%, due 7/15/18 (a)	1,933,000	1,976,493

		28,439,466

Telecommunications 3.0%
♦Ciena Corp. 4.00%, due 12/15/20	7,877,000	10,313,947
Comtech Telecommunications Corp. 3.00%, due 5/1/29	1,841,000	1,887,025
SBA Communications Corp. 4.00%, due 10/1/14	1,173,000	2,881,181

		15,082,153

Transportation 0.8%
XPO Logistics, Inc. 4.50%, due 10/1/17	3,096,000	3,852,585

Total Convertible Bonds (Cost $332,497,105)		378,381,126

	Shares
Convertible Preferred Stocks 16.2%
Aerospace & Defense 2.4%
♦United Technologies Corp. 7.50%	201,554	11,964,245

Auto Manufacturers 1.5%
General Motors Co. 4.75%	155,400	7,484,064

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. (The) 5.875%	57,600	2,837,376

Electric 0.7%
PPL Corp. 9.50%	68,500	3,590,085

	Shares	Value
Food 0.6%
Post Holdings, Inc. (a) 3.75%	27,639	$3,017,350

Hand & Machine Tools 2.2%
♦Stanley Black & Decker, Inc. 4.75%	86,249	11,138,196

Insurance 2.1%
♦MetLife, Inc. 5.00%	194,113	10,635,451

Iron & Steel 0.3%
Cliffs Natural Resources, Inc. 7.00%	68,392	1,213,274

Oil & Gas 4.3%
♦Apache Corp. 6.00%	333,000	15,897,420
Energy XXI Bermuda, Ltd. 5.625%	10,192	2,707,250
Sanchez Energy Corp. (a) 4.875%	48,100	2,864,009

		21,468,679

Pharmaceuticals 1.0%
Omnicare Capital Trust II 4.00%	84,000	4,950,120

Real Estate Investment Trusts 0.5%
Health Care REIT, Inc. 6.50%	26,800	1,664,012
Weyerhaeuser Co. 6.375%	18,753	956,591

		2,620,603

Total Convertible Preferred Stocks (Cost $78,020,635)		80,919,443

Total Convertible Securities (Cost $410,517,740)		459,300,569

Common Stocks 4.4%
Banks 0.7%
Citigroup, Inc.	72,305	3,468,471

Internet 0.3%
TIBCO Software, Inc. (h)	73,482	1,572,515

Oil & Gas 0.2%
Ensco PLC Class A	19,000	1,104,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-95

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Oil & Gas Services 2.0%
Baker Hughes, Inc.	75,000	$3,459,750
Cameron International Corp. (h)	33,365	2,040,604
Halliburton Co.	73,392	3,061,914
Schlumberger, Ltd.	22,000	1,576,520

		10,138,788

Pharmaceuticals 0.5%
Merck & Co., Inc.	54,543	2,533,522

Transportation 0.7%
Tidewater, Inc.	49,600	2,825,712
XPO Logistics, Inc. (h)	29,678	536,875

		3,362,587

Total Common Stocks (Cost $22,185,548)		22,180,163

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (h)	634	15,216
Strike Price $18.33 Expires 7/10/19 (h)	634	10,366

Total Warrants (Cost $569)		25,582

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $17,175,570 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $18,455,000 and a Market Value of $17,519,627)	$17,175,555	17,175,555

Total Short-Term Investment (Cost $17,175,555)		17,175,555

Total Investments (Cost $449,879,412) (i)	99.6%	498,681,869
Other Assets, Less Liabilities	0.4	1,825,021
Net Assets	100.0%	$500,506,890
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown is the rate in effect as of June 30, 2013.

(c)	Issue in default.

(d)	Illiquid security—The total market value of this security as of June 30, 2013, is $234, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(e)	Restricted security.

(f)	Fair valued security—The total market value of this security as of June 30, 2013, is $234, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(g)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 3.0% of the Portfolio’s net assets.

(h)	Non-income producing security.

(i)	As of June 30, 2013, cost is $452,356,855 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$62,051,058
Gross unrealized depreciation	(15,726,044)

Net unrealized appreciation	$46,325,014

M-96	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$378,380,892	$234	$378,381,126
Convertible Preferred Stocks	72,330,834	8,588,609	—	80,919,443

Total Convertible Securities	72,330,834	386,969,501	234	459,300,569

Common Stocks	22,180,163	—	—	22,180,163
Warrants	25,582	—	—	25,582
Short-Term Investment
Repurchase Agreement	—	17,175,555	—	17,175,555

Total Investments in Securities	$94,536,579	$404,145,056	$234	$498,681,869

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $234 is held in Internet within the Convertible Bonds Section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2013, foreign securities with a total value of $9,256,186 were transferred from Level 1 to Level 2 as the prices of these securities were based on evaluated bid pricing compared with the prior year prices which based on quoted prices. Values as of June 30, 2013, for these securities are based on evaluated bid prices in active markets for identical investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2013 (a)
Convertible Bonds
Internet	$234	$—	$—	$—	$—	$—	$—	$—	$234	$—

Total	$234	$—	$—	$—	$—	$—	$—	$—	$234	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-97

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $449,879,412)	$498,681,869
Cash	941,563
Receivables:
Dividends and interest	1,675,479
Fund shares sold	246,562
Investment securities sold	233,084
Other assets	2,568

Total assets	501,781,125

Liabilities
Payables:
Investment securities purchased	597,533
Fund shares redeemed	279,870
Manager (See Note 3)	247,892
NYLIFE Distributors (See Note 3)	72,669
Shareholder communication	36,901
Professional fees	34,203
Custodian	1,683
Trustees	958
Accrued expenses	2,526

Total liabilities	1,274,235

Net assets	$500,506,890

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,169
Additional paid-in capital	399,648,224

399,687,393
Undistributed net investment income	14,395,606
Accumulated net realized gain (loss) on investments	37,621,434
Net unrealized appreciation (depreciation) on investments	48,802,457

Net assets	$500,506,890

Initial Class
Net assets applicable to outstanding shares	$148,013,150

Shares of beneficial interest outstanding	11,516,198

Net asset value per share outstanding	$12.85

Service Class
Net assets applicable to outstanding shares	$352,493,740

Shares of beneficial interest outstanding	27,652,652

Net asset value per share outstanding	$12.75

M-98	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,236,945
Dividends	2,242,719

Total income	5,479,664

Expenses
Manager (See Note 3)	1,454,237
Distribution and service—Service Class (See Note 3)	421,235
Professional fees	36,372
Shareholder communication	34,747
Custodian	5,410
Trustees	5,364
Miscellaneous	8,647

Total expenses	1,966,012

Net investment income (loss)	3,513,652

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	7,294,045
Net change in unrealized appreciation (depreciation) on investments	34,134,246

Net realized and unrealized gain (loss) on investments	41,428,291

Net increase (decrease) in net assets resulting from operations	$44,941,943

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-99

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,513,652	$9,642,533
Net realized gain (loss) on investments	7,294,045	35,123,856
Net change in unrealized appreciation (depreciation) on investments	34,134,246	(2,613,515)

Net increase (decrease) in net assets resulting from operations	44,941,943	42,152,874

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(4,737,544)
Service Class	—	(8,770,757)

	—	(13,508,301)

From net realized gain on investments:
Initial Class	—	(601,018)
Service Class	—	(1,214,005)

	—	(1,815,023)

Total dividends and distributions to shareholders	—	(15,323,324)

Capital share transactions:
Net proceeds from sale of shares	26,820,253	33,317,960
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	15,323,324
Cost of shares redeemed	(36,844,630)	(98,417,389)

Increase (decrease) in net assets derived from capital share transactions	(10,024,377)	(49,776,105)

Net increase (decrease) in net assets	34,917,566	(22,946,555)

Net Assets
Beginning of period	465,589,324	488,535,879

End of period	$500,506,890	$465,589,324

Undistributed net investment income at end of period	$14,395,606	$10,881,954

M-100	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.70		$11.09	$11.96	$10.45	$7.29	$13.98

Net investment income (loss)	0.10	(a)	0.25 (a)	0.29 (a)	0.30 (a)	0.38 (a)	0.27
Net realized and unrealized gain (loss) on investments	1.05		0.75	(0.88)	1.53	2.98	(5.13)

Total from investment operations	1.15		1.00	(0.59)	1.83	3.36	(4.86)

Less dividends and distributions:
From net investment income	—		(0.35)	(0.28)	(0.32)	(0.20)	(0.27)
From net realized gain on investments	—		(0.04)	—	—	—	(1.56)

Total dividends and distributions	—		(0.39)	(0.28)	(0.32)	(0.20)	(1.83)

Net asset value at end of period	$12.85		$11.70	$11.09	$11.96	$10.45	$7.29

Total investment return	9.83	%(b)(c)	9.13%	(4.75%)	17.86%	46.08%	(34.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63	%††	2.12%	2.43%	2.77%	4.30%	2.32%
Net expenses	0.64	%††	0.64%	0.65%	0.66%	0.66%	0.65%
Portfolio turnover rate	37%		69%	80%	83%	73%	107%
Net assets at end of period (in 000’s)	$148,013		$149,653	$173,777	$223,633	$181,366	$135,743

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.61		$11.01	$11.89	$10.39	$7.26	$13.92

Net investment income (loss)	0.08	(a)	0.22 (a)	0.26 (a)	0.27 (a)	0.36 (a)	0.25
Net realized and unrealized gain (loss) on investments	1.06		0.74	(0.88)	1.53	2.95	(5.11)

Total from investment operations	1.14		0.96	(0.62)	1.80	3.31	(4.86)

Less dividends and distributions:
From net investment income	—		(0.32)	(0.26)	(0.30)	(0.18)	(0.24)
From net realized gain on investments	—		(0.04)	—	—	—	(1.56)

Total dividends and distributions	—		(0.36)	(0.26)	(0.30)	(0.18)	(1.80)

Net asset value at end of period	$12.75		$11.61	$11.01	$11.89	$10.39	$7.26

Total investment return	9.82	%(b)(c)	8.86%	(4.99%)	17.56%	45.71%	(34.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37	%††	1.87%	2.19%	2.52%	4.03%	2.12%
Net expenses	0.89	%††	0.89%	0.90%	0.91%	0.91%	0.90%
Portfolio turnover rate	37%		69%	80%	83%	73%	107%
Net assets at end of period (in 000’s)	$352,494		$315,937	$314,759	$312,518	$227,463	$121,201

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-101

MainStay VP Cornerstone Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	5.29%	10.15%	3.92%	5.28%	0.74%
Service Class Shares	5.16	9.88	3.66	5.02	0.99

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	11.80%	17.07%	7.47%	7.40%
Average Lipper Variable Products Large-Cap Growth Portfolio[4]	10.54	16.30	5.69	6.98

1.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.26% for Initial Class shares and 5.00% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-102	MainStay VP Cornerstone Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,052.90	$3.46	$1,021.40	$3.41

Service Class Shares	$1,000.00	$1,051.60	$4.73	$1,020.20	$4.66

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.68% for Initial Class and 0.93% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-103

Industry Composition as of June 30, 2013 (Unaudited)

Internet Software & Services	11.0%
IT Services	7.0
Textiles, Apparel & Luxury Goods	6.1
Health Care Equipment & Supplies	5.3
Communications Equipment	5.2
Chemicals	5.0
Health Care Providers & Services	4.7
Software	4.4
Oil, Gas & Consumable Fuels	3.8
Beverages	3.7
Media	3.7
Computers & Peripherals	3.6
Specialty Retail	3.4
Tobacco	2.9
Biotechnology	2.8
Energy Equipment & Services	2.7
Construction & Engineering	2.2
Semiconductors & Semiconductor Equipment	2.1

Real Estate Investment Trusts	2.0%
Trading Companies & Distributors	2.0
Internet & Catalog Retail	1.9
Metals & Mining	1.9
Auto Components	1.8
Machinery	1.7
Pharmaceuticals	1.3
Consumer Finance	1.1
Food Products	1.1
Diversified Financial Services	1.0
Aerospace & Defense	0.9
Capital Markets	0.9
Electrical Equipment	0.9
Multiline Retail	0.8
Short-Term Investment	2.7
Other Assets, Less Liabilities	–1.6

100.0%

See Portfolio of Investments beginning on page M-108 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Google, Inc. Class A

2.	QUALCOMM, Inc.

3.	Western Union Co. (The)

4.	Visa, Inc. Class A

5.	Cobalt International Energy, Inc.
6.	Sherwin-Williams Co. (The)

7.	Diageo PLC, Sponsored ADR

8.	Philip Morris International, Inc.

9.	Hologic, Inc.

10.	Walt Disney Co. (The)

M-104	MainStay VP Cornerstone Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC (“Cornerstone”), the Portfolio’s Subadvisor.

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Cornerstone Growth Portfolio (formerly MainStay VP Growth Equity Portfolio) returned 5.29% for Initial Class shares and 5.16% for Service Class shares. Over the same period, both share classes underperformed the 11.80% return of the Russell 1000® Growth Index1 and the 10.54% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index.

Were there any changes to the Portfolio during the reporting period?

At a Special Meeting of Shareholders held on January 7, 2013, the shareholders of the Portfolio approved a Subadvisory Agreement between New York Life Investment Management LLC and Cornerstone Capital Management LLC with respect to the Portfolio. Effective January 11, 2013, the Portfolio changed its Subadvisor, its investment strategies, investment process and principal risks. Effective May 1, 2013, the Portfolio changed its name (formerly MainStay VP Growth Equity Portfolio).

What factors affected the Portfolio’s relative performance during the reporting period?

We entered the reporting period with caution, expecting equity-market volatility driven by what we believed to be our government’s unsustainable path and by economic and political challenges elsewhere in the world. We have been and continue to be pessimistic about the prospects for meaningful spending cuts. As a result, we anticipated a series of cliffs, deadlines and Band-Aid solutions that would do little to solve our nation’s structural problems. We completely underestimated the willingness of investors to ignore these structural problems by bidding valuations higher, in many cases on reduced earnings expectations. The lesson we must take away is “Don’t fight the Federal Reserve”—especially when central banks around the world seem to be aggressively monetizing their debt, injecting hundreds of billions of dollars of liquidity into the financial system.

That caution resulted in the underperformance of the Portfolio relative to the Russell 1000® Growth Index in a robustly rising stock market. We sought safety in stocks that we thought offered protection because of low valuations and high cash-flow generation. We sold or steered clear of many growth stocks because we viewed their valuations as high, but then saw their valuations rise. We overemphasized the contrarian side of our mantra that “we are short-term contrarians while remaining long-term fundamental investors.”

Most fundamental growth investors have suffered underperformance relative to their benchmarks year-to-date, as stock prices rose despite falling earnings estimates for 2013 and 2014. Stock prices have risen broadly as valuations have expanded. At the end of the reporting period, the equity and fixed-income markets were unsettled and had given back some of their earlier gains. The obvious question is, “Will earnings revisions matter now?”

We think earnings revisions do matter and will matter again. Momentum markets ignore valuation until they don’t; at which point something happens (perhaps a macro shock), the momentum stops, and valuation suddenly matters again. We believe prices reset as investors take a fresh look at the relative merits and valuation of each security.

Which sectors were the strongest positive contrib-utors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, information technology made the strongest positive sector contribution relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) Stock selection and an overweight position both helped the Portfolio’s relative performance. Financials was the next-strongest sector contributor relative to the Russell 1000® Growth Index, but the sector provided a negative contribution to relative returns. Both stock selection and an underweight position hurt the Portfolio’s relative performance. Energy was the third-strongest sector contributor relative to the Russell 1000® Growth Index; however, the contribution was negative, as both stock selection and an overweight position hurt relative performance.

The weakest contributor to the Portfolio’s performance relative to the Russell 1000® Growth Index was health care. Stock selection and an underweight position in the sector both hurt relative performance. Industrials was the next-weakest contributor, with stock selection and an underweight position both

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-105

detracting from relative returns. Consumer staples was the third-weakest contributor, with stock selection and an underweight position in the sector hurting relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Money-transfer provider Western Union made the strongest positive contribution to the Portfolio’s absolute performance. The company enjoyed a second consecutive quarter of earnings stability. Hints of volume benefits from pricing actions in 2012 allowed the stock to begin its recovery from a severe valuation correction last year.

Health benefits company WellPoint was the second-strongest contributor to the Portfolio’s absolute performance. The stock benefited from low healthcare utilization and the belief that health care exchanges may get off to a slow start, which may benefit the company’s group that deals with small businesses.

Search engine company Google was another positive contributor to the Portfolio’s absolute performance. The stock rallied on prospects for accelerated growth from mobile and new-product opportunities.

Computers & peripherals company Apple made the weakest contribution to the Portfolio’s absolute performance. Delays in a formal agreement with China Mobile and a number of competitive offerings reduced expectations for the iPhone franchise. Additionally, a report surfaced that iPhone inventory was building in Europe, suggesting that market-share losses could occur outside the United States.

Structural heart-disease health company Edwards Lifesciences was the second-weakest contributor to the Portfolio’s absolute performance. The company missed sales and earnings estimates and lowered 2013 guidance, primarily as a result of a reduced outlook for transcatheter aortic valve replacements in the United States.

Mining equipment company Joy Global was another weak contributor to the Portfolio’s absolute performance. The stock suffered as the “commodity complex” continued to underperform the broader market, in light of weakening macroeconomic data from China and lackluster GDP growth in the United States. Investors remained concerned about low-to-negative mining capital expenditures, which may place further pressure on the company’s earnings estimates.

Did the Portfolio make any significant purchases or sales during the reporting period?

We eliminated the Portfolio’s position in Apple because of concerns about saturation in the high-end smart phone market, delays in striking a distribution deal with China Mobile and rising iPhone inventory.

We eliminated our position in Chinese Internet company Baidu because of concerns that the incremental investments required to grow their mobile business and cloud services would lead to negative estimate revisions.

We also eliminated the Portfolio’s position in health benefit company WellPoint as the valuation recovered toward our price target. We anticipate that membership among small businesses will be volatile as the health care exchanges begin.

Finally, we eliminated our position in online education provider Apollo because of a growing realization that the online education industry is facing increasing competition from traditional not-for-profit schools and because the company will soon invest in international operatons.

We added a position in cardiovascular device company Edwards Lifesciences during the reporting period. We anticipated accelerated procedure volume after a heavy period of training. Another new addition was biopharmaceutical company Gilead Sciences. We liked the promise of Sofusbuvir, a treatment for Hepatitis C. We believed that the new drug might lead to high earnings growth and rising estimates for much of this decade.

The Portfolio also added a position in industrial equipment company United Rentals. We were attracted to the stock because the company is central to the United States and has no exposure to China. The stock gives the Portfolio potential upside exposure to nonresidential construction acceleration in addition to increases in industrial and energy capital expenditures.

We also added professional social-networking company LinkedIn. The company is a leading provider of human resource recruiting services that is disintermediating traditional recruitment at a lower cost. The Internet company is leveraging its growing user base to drive advertising and revenue from subscriptions.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s sector weightings increased dramatically in the information technology sector, going from

M-106	MainStay VP Cornerstone Growth Portfolio

slightly overweight relative to the Russell 1000® Growth Index to dramatically overweight. Health care and materials sector weightings modestly increased during the reporting period, with health care going from a slight underweight to significant overweight position and materials increasing an already overweight position relative to the Russell 1000® Growth Index.

Sector weightings in industrials, consumer discretionary and energy all decreased significantly during the reporting period. Industrials, which started the period underweight relative to the Russell 1000® Growth Index, became more significantly underweight. Consumer discretionary moved from significantly overweight to only slightly overweight relative to the benchmark. Despite the reduction in the energy sector, the Portfolio remained significantly overweight relative to the Russell 1000® Growth Index.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio had a significantly overweight position relative to the Russell 1000® Growth Index in information technology and materials; the Portfolio was also overweight relative to the Index in the energy sector.

As of the same date, the Portfolio had a significantly underweight position relative to the Russell 1000® Growth Index in industrials and consumer staples. As of June 30, 2013, the Portfolio held no stocks in the telecommunication services sector, which left the Portfolio underweight relative to the Russell 1000® Growth Index the in the sector.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-107

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 98.9%†
Aerospace & Defense 0.9%
Textron, Inc.	159,732	$4,161,019

Auto Components 1.8%
Johnson Controls, Inc.	236,783	8,474,464

Beverages 3.7%
Coca-Cola Co. (The)	95,700	3,838,527
♦ Diageo PLC, Sponsored ADR	122,450	14,075,628

		17,914,155

Biotechnology 2.8%
Celgene Corp. (a)	31,850	3,723,583
Gilead Sciences, Inc. (a)	189,538	9,706,241

		13,429,824

Capital Markets 0.9%
Morgan Stanley	174,434	4,261,423

Chemicals 5.0%
Mosaic Co. (The)	180,560	9,715,934
♦ Sherwin-Williams Co. (The)	81,389	14,373,297

		24,089,231

Communications Equipment 5.2%
♦ QUALCOMM, Inc.	414,707	25,330,304

Computers & Peripherals 3.6%
NetApp, Inc. (a)	299,364	11,309,972
Stratasys, Ltd. (a)	72,918	6,106,153

		17,416,125

Construction & Engineering 2.2%
Fluor Corp.	176,511	10,468,867

Consumer Finance 1.1%
Capital One Financial Corp.	85,327	5,359,389

Diversified Financial Services 1.0%
CME Group, Inc.	65,271	4,959,291

Electrical Equipment 0.9%
Rockwell Automation, Inc.	53,841	4,476,341

Energy Equipment & Services 2.7%
Schlumberger, Ltd.	182,344	13,066,771

	Shares	Value
Food Products 1.1%
Mondelez International, Inc. Class A	186,278	$5,314,511

Health Care Equipment & Supplies 5.3%
Edwards Lifesciences Corp. (a)	187,275	12,584,880
♦Hologic, Inc. (a)	684,931	13,219,168

		25,804,048

Health Care Providers & Services 4.7%
Catamaran Corp. (a)	144,615	7,045,643
Express Scripts Holding Co. (a)	174,666	10,775,145
WellPoint, Inc.	58,550	4,791,732

		22,612,520

Internet & Catalog Retail 1.9%
Amazon.com, Inc. (a)	24,123	6,698,716
Shutterfly, Inc. (a)	47,657	2,658,784

		9,357,500

Internet Software & Services 11.0%
eBay, Inc. (a)	147,811	7,644,785
♦Google, Inc. Class A (a)	35,358	31,128,123
LinkedIn Corp. Class A (a)	42,904	7,649,783
Zillow, Inc. Class A (a)	120,238	6,769,399

		53,192,090

IT Services 7.0%
♦Visa, Inc. Class A	84,649	15,469,605
♦Western Union Co. (The)	1,071,942	18,340,927

		33,810,532

Machinery 1.7%
Joy Global, Inc.	164,247	7,970,907

Media 3.7%
Comcast Corp. Class A	116,932	4,897,112
♦Walt Disney Co. (The)	207,459	13,101,036

		17,998,148

Metals & Mining 1.9%
Freeport-McMoRan Copper & Gold, Inc.	329,584	9,099,814

Multiline Retail 0.8%
Dollar General Corp. (a)	73,371	3,700,100

Oil, Gas & Consumable Fuels 3.8%
Anadarko Petroleum Corp.	33,066	2,841,361
♦Cobalt International Energy, Inc. (a)	577,435	15,342,448

		18,183,809

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-108	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 1.3%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	160,127	$6,276,978

Real Estate Investment Trusts 2.0%
Camden Property Trust	137,794	9,527,077

Semiconductors & Semiconductor Equipment 2.1%
Altera Corp.	307,736	10,152,211

Software 4.4%
Citrix Systems, Inc. (a)	173,506	10,467,617
Salesforce.com, Inc. (a)	286,708	10,946,511

		21,414,128

Specialty Retail 3.4%
Dick’s Sporting Goods, Inc.	193,377	9,680,452
TJX Cos., Inc.	132,078	6,611,825

		16,292,277

Textiles, Apparel & Luxury Goods 6.1%
Burberry Group PLC, Sponsored ADR	148,082	6,100,979
Michael Kors Holdings, Ltd. (a)	74,017	4,590,534
NIKE, Inc. Class B	134,378	8,557,191
Ralph Lauren Corp.	58,478	10,159,968

		29,408,672

Tobacco 2.9%
♦Philip Morris International, Inc.	161,006	13,946,340

Trading Companies & Distributors 2.0%
United Rentals, Inc. (a)	190,932	9,529,416

Total Common Stocks (Cost $461,114,098)		476,998,282

	Principal Amount	Value
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $13,072,429 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $14,240,000 and a Market Value of $13,336,201)	$13,072,418	$13,072,418

Total Short-Term Investment (Cost $13,072,418)		13,072,418

Total Investments (Cost $474,186,516) (b)	101.6%	490,070,700
Other Assets, Less Liabilities	(1.6)	(7,783,480)
Net Assets	100.0%	$482,287,220

(a)	Non-income producing security.

(b)	As of June 30, 2013, cost is $474,358,423 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$32,370,227
Gross unrealized depreciation	(16,657,950)

Net unrealized appreciation	$15,712,277

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-109

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$476,998,282	$—	$—	$476,998,282
Short-Term Investment
Repurchase Agreement	—	13,072,418	—	13,072,418

Total Investments in Securities	$476,998,282	$13,072,418	$—	$490,070,700

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-110	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $474,186,516)	$490,070,700
Receivables:
Investment securities sold	901,011
Dividends and interest	808,874
Fund shares sold	19,422
Other assets	2,333

Total assets	491,802,340

Liabilities
Payables:
Investment securities purchased	8,965,188
Manager (See Note 3)	278,007
Fund shares redeemed	191,897
Shareholder communication	33,735
Professional fees	29,979
NYLIFE Distributors (See Note 3)	11,547
Custodian	1,808
Trustees	880
Accrued expenses	2,079

Total liabilities	9,515,120

Net assets	$482,287,220

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,582
Additional paid-in capital	406,794,245

406,810,827
Undistributed net investment income	6,025,579
Accumulated net realized gain (loss) on investments and futures transactions	53,566,630
Net unrealized appreciation (depreciation) on investments	15,884,184

Net assets	$482,287,220

Initial Class
Net assets applicable to outstanding shares	$426,808,607

Shares of beneficial interest outstanding	14,664,575

Net asset value per share outstanding	$29.10

Service Class
Net assets applicable to outstanding shares	$55,478,613

Shares of beneficial interest outstanding	1,917,031

Net asset value per share outstanding	$28.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-111

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,281,993
Interest	740

Total income	3,282,733

Expenses
Manager (See Note 3)	1,460,323
Distribution and service—Service Class (See Note 3)	68,999
Shareholder communication	32,277
Professional fees	28,643
Trustees	4,893
Custodian	4,628
Miscellaneous	7,792

Total expenses	1,607,555

Net investment income (loss)	1,675,178

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	84,995,497
Futures transactions	130,858

Net realized gain (loss) on investments and futures transactions	85,126,355

Net change in unrealized appreciation (depreciation) on:
Investments	(64,430,304)
Futures contracts	56,918

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(64,373,386)

Net realized and unrealized gain (loss) on investments and futures transactions	20,752,969

Net increase (decrease) in net assets resulting from operations	$22,428,147

(a)	Dividends recorded net of foreign withholding taxes in the amount of $24,004.

M-112	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,675,178	$4,381,181
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	85,126,355	16,977,415
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(64,373,386)	37,995,574

Net increase (decrease) in net assets resulting from operations	22,428,147	59,354,170

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,542,898)
Service Class	—	(100,260)

Total dividends to shareholders	—	(1,643,158)

Capital share transactions:
Net proceeds from sale of shares	69,530,166	16,008,453
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,643,158
Cost of shares redeemed	(31,482,045)	(59,264,572)

Increase (decrease) in net assets derived from capital share transactions	38,048,121	(41,612,961)

Net increase (decrease) in net assets	60,476,268	16,098,051

Net Assets
Beginning of period	421,810,952	405,712,901

End of period	$482,287,220	$421,810,952

Undistributed net investment income at end of period	$6,025,579	$4,350,401

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-113

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$27.64		$24.14	$24.62	$22.04	$16.52	$27.23

Net investment income (loss)	0.11	(a)	0.31	0.12	0.13	0.12	0.10 (a)
Net realized and unrealized gain (loss) on investments	1.35		3.30	(0.48)	2.57	5.51	(10.68)

Total from investment operations	1.46		3.61	(0.36)	2.70	5.63	(10.58)

Less dividends and distributions:
From net investment income	—		(0.11)	(0.12)	(0.12)	(0.11)	(0.13)

Net asset value at end of period	$29.10		$27.64	$24.14	$24.62	$22.04	$16.52

Total investment return	5.29	%(b)(c)	14.94%	(1.37%)	12.21%	34.18%	(38.87%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	%††	1.04%	0.40%	0.48%	0.57%	0.43%
Net expenses	0.68	%††	0.65%	0.66%	0.65%	0.68%	0.64%
Portfolio turnover rate	119%		42%	97%	126%	157%	54%
Net assets at end of period (in 000’s)	$426,809		$368,442	$361,067	$417,194	$423,086	$350,412

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$27.52		$24.04	$24.52	$21.96	$16.45	$27.07

Net investment income (loss)	0.07	(a)	0.22	0.04	0.05	0.05	0.04 (a)
Net realized and unrealized gain (loss) on investments	1.35		3.31	(0.46)	2.58	5.51	(10.60)

Total from investment operations	1.42		3.53	(0.42)	2.63	5.56	(10.56)

Less dividends:
From net investment income	—		(0.05)	(0.06)	(0.07)	(0.05)	(0.06)

Net asset value at end of period	$28.94		$27.52	$24.04	$24.52	$21.96	$16.45

Total investment return	5.16	%(b)	14.66%	(1.62%)	11.93%	33.85%	(39.03%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52	%††	0.82%	0.15%	0.23%	0.32%	0.18%
Net expenses	0.93	%††	0.90%	0.91%	0.90%	0.93%	0.89%
Portfolio turnover rate	119%		42%	97%	126%	157%	54%
Net assets at end of period (in 000’s)	$55,479		$53,369	$44,646	$48,698	$44,427	$36,228

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

M-114	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	–13.42%	–0.64%	–9.23%	1.43%
Service Class Shares	–13.53	–0.89	–9.46	1.68

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
MSCI Emerging Markets Index[2]	–9.57%	2.87%	–5.86%
Average Lipper Variable Products Emerging Markets Portfolio[3]	–8.44	3.77	–3.06

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-115

Cost in Dollars of a $1,000 Investment in MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2013, to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Shares	$1,000.00	$865.80	$6.25	$1,018.10	$6.76

Service Shares	$1,000.00	$864.70	$7.40	$1,016.90	$8.00

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.35% for Initial Class and 1.60% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-116	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Country Composition as of June 30, 2013 (Unaudited)

Republic of Korea	17.7%
China	13.6
Taiwan	8.4
Brazil	8.1
South Africa	7.7
Mexico	6.7
India	4.9
Indonesia	4.9
Russia	4.6
Poland	4.1
Thailand	3.9
United States	3.8

Malaysia	2.9%
Chile	2.1
Colombia	1.9
Czech Republic	1.8
Panama	0.8
Turkey	0.6
Jordan	0.4
Philippines	0.3
Hungary	0.2
Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page M-122 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	China Mobile, Ltd.

2.	Shinhan Financial Group Co., Ltd.

3.	America Movil S.A.B. de C.V.

4.	Hyundai Motor Co.

5.	POSCO

6.	Reliance Industries, Ltd., Sponsored GDR

7.	Thai Oil PCL

8.	Komercni Banka AS

9.	BanColombia S.A., Sponsored ADR

10.	Ternium S.A., Sponsored ADR

mainstayinvestments.com	M-117

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Karen Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall and Henry F. Gray of Dimensional Fund Advisors LP (“DFA”), which is a Subadvisor of the Portfolio, and portfolio manager Rafi U. Zaman, CFA, of DuPont Capital Management Corporation (“DuPont Capital”), which is a Subadvisor of the Portfolio.

How did MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio returned –13.42% for Initial Class shares and –13.53% for Service Class shares. Over the same period, both share classes underperformed the –9.57% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the –8.44% return of the average Lipper1 Variable Products Emerging Markets Portfolio for the six months ended June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

DFA

Our portion of the Portfolio is designed to capture the returns of emerging-market value stocks. During the reporting period, however, value stocks performed poorly compared to growth stocks and large cap stocks, respectively. For this reason, the positioning of our portion of the Portfolio detracted from perfor-mance relative to the style-neutral MSCI Emerging Markets Index. The effect was partially offset by the relatively good performance of small-cap stocks in emerging markets. Because of its exposure across a broader spectrum of market capitalizations, our portion of the Portfolio had a somewhat greater exposure to relatively smaller capitalization stocks compared to the Index, which has a higher concentration of large and mid-cap stocks.

DuPont Capital

As the reporting period progressed, our portion of the Portfolio continued to increase its exposure to economically sensitive areas of the market and decrease exposure to areas that are less economically sensitive, or so-called defensive areas. This shift occurred as we found more attractive investment opportunities in economically sensitive areas than in defensive areas, such as consumer staples. A substantial valuation differential widened between eco-nomically sensitive areas of the market and areas that are less economically sensitive. Our higher exposure to economically sensitive stocks detracted from relative performance as investors continued to seek stocks they viewed as carrying less risk and having greater potential for meeting near-term earnings estimates. A meaningful decline in commodity prices, particularly coal, iron ore and other metals was a primary driver of underperformance in the materials sector, where our portion of the Portfolio had an overweight position relative to the MSCI Emerging Markets Index as of June 30, 2013.

From mid-May to the end of June 2013, the market declined significantly as bond yields throughout much of the world increased. This shift resulted largely from comments from the Federal Reserve that laid the groundwork for tapering its open-market bond purchases later in 2013 and possibly ending the program in 2014. Our portion of the Portfolio held up better than the benchmark during the downturn because of an underweight allocation relative to the MSCI Emerging Markets Index in financials and because of favorable stock selection in that sector relative to the Index.

Which sectors were the strongest positive contrib-utors to the Portfolio’s relative performance, and which sectors were particularly weak?

DFA

In our portion of the Portfolio, financials, industrials and materials made the strongest positive contri-bution to the Portfolio’s performance relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) Each of these sectors, however, provided negative absolute performance during the reporting period. Within these sectors, outperformance of individual Portfolio holdings relative to those of the Index was the primary source of this positive contribution, rather than the Portfolio’s relative sector weighting.

The weakest-contributing sectors were energy, consumer discretionary and consumer staples. Again, each of these sectors provided negative absolute performance during the reporting period. Energy substantially underperformed the Index, and the Portfolio held a greater exposure than the Index in this sector. In our portion of the Portfolio, the consumer discretionary and consumer staples sectors out-

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-118	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

performed the Index; however, the Portfolio had a relatively lower weight in these sectors, which detracted from relative performance. In our portion of the Portfolio, the level of exposure to individual sectors relative to the Index is generally a result of our portfolio construction processes and should not be interpreted as tactical sector bets.

DuPont Capital

In our portion of the Portfolio the industrials, consumer discretionary and financials sectors were the strongest contributors to performance relative to the MSCI Emerging Market Index. The industrials sector benefited from favorable stock selection. The consumer discretionary sector benefited from an overweight allocation relative to the Index, and hence declined less than the related portion of the Index. Favorable stock selection in the financials sector contributed positively to the Portfolio’s relative performance.

The energy, materials and consumer staples sectors were the weakest-contributing sectors relative to the MSCI Emerging Markets Index. Stock selection and an overweight position in the energy sector detracted from the Portfolio’s relative performance. Weak stock selection and an overweight position in the materials sector negatively affected relative performance. Disappointing stock selection and an underweight position in the consumer staples sector also detrac-ted from relative performance in our portion of the Portfolio.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

DFA

In our portion of the Portfolio, the strongest individual contributors to absolute performance were Mexico-based building materials company Cemex SAB de CV and industrial company Alfa SAB de CV, along with Indonesian real estate company Lippo Karawaci Tbk PT.

The greatest detractors from absolute performance in our portion of the Portfolio were Russian gas producer Gazprom OAO, Brazilian oil company Petroleo Brasileiro SA, and South Korean materials company POSCO. Each of these three companies had negative absolute returns during the period, with Gazprom and Petrobras being the two largest issuers by weight.

Our strategy is designed and managed to capture the returns and diversification benefits of a broad cross-section of deep-value securities across the market capitalization spectrum in approved emerging-market countries. Recent absolute performance and contribution to portfolio returns generally do not affect our view of any particular holding, unless a security’s price movement has changed its designation as a value security. As a result, no action would generally be taken on this basis. However, associated price momentum may affect the timing of sales or purchases of a particular security.

DuPont Capital

In our portion of the Portfolio, the strongest positive contributors to absolute performance included Panamanian airline Copa Holdings, Brazilian aerospace company Embraer and one of the larger banks in Indonesia, Bank Rakyat Indonesia. The stock price of Copa Holdings increased significantly as a result of strong growth in the company’s airline passenger traffic. The stock price for Embraer rose because of rising airplane orders and better-than-expected earnings. Bank Rakyat performed well during the reporting period, as it showed signs of a recovery in micro lending growth, which is the core high-margin segment of the company’s business.

The stocks in our portion of the Portfolio that detracted the most from the Portfolio’s absolute performance included Chinese coal company Yanzhou Coal Mining, Brazilian metals & mining company Cia Vale do Rio Doce and Russian energy company Gazprom. The share price of Yanzhou Coal Mining declined because of lower thermal coal prices and weaker demand for coal. We believed that the stock was attractively valued and continued to hold the position through the end of the reporting period. Vale’s stock price fell because of lower iron ore prices and weaker global demand. Because we believed that the stock was attractively valued, we continued to hold the position through the end of the reporting period. Gazprom suffered from higher-than-expected planned capital expenditures. We reduced our position in the stock during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

DFA

During the reporting period, our portion of the Portfolio moderately increased its weight in Russian

mainstayinvestments.com	M-119

gas company Gazprom and Brazilian bank Banco do Brasil, as those securities remained consistently in our value buy range. Our portion of the Portfolio sold its positions in Chinese banks China Minsheng Banking and China Merchants Bank and decreased its weight in Taiwanese electronics company Lite-On Technology. The relative price of those securities had increased substantially, which made them sell candidates.

Security weights in our portion of the Portfolio generally do not change significantly from month to month. This is a result of our long-term investment approach and the large number of securities held. Changes typically occur because of new securities coming into the buy range, securities moving into the sell range and fluctuations in market performance. Security weightings in the Portfolio could also be affected to the extent that a company’s market cap or book-to-market characteristics change.

DuPont Capital

Large purchases in our portion of the Portfolio included automotive company Hyundai Motor and Indian technology consulting company Infosys. Our portion of the Portfolio purchased shares of Hyundai Motor after the stock’s price declined because of a weakening Japanese yen relative to the Korean won and as a result of changes in labor agreements that negatively affected near-term production schedules. In our opinion, the shares are very attractively valued given our estimate of the company’s normalized earnings. Infosys was purchased because, in our opinion, the stock was attractively valued and the company had a strong financial position and good long-term growth prospects.

During the reporting period, large sales in our portion of the Portfolio included Russian energy company Gazprom and Chinese oil and gas company China Petroleum & Chemical. Our portion of the Portfolio reduced its position in Gazprom as high capital expenditures have increased the risk that future returns on capital may not be attractive. The position in China Petroleum & Chemical was sold during the reporting period. The sale came after we reassessed the company’s capital investment plan and the slow pace of governmental reforms necessary to improve the company’s long-term profitability.

How did the Portfolio’s sector weightings change during the reporting period?

DFA

In our portion of the Portfolio, weightings relative to the MSCI Emerging Markets Index are a residual of a construction process that targets value stocks. With the exception of excluding REITs and certain highly regulated utilities, we generally do not make an active decision to directly time or weight sectors or industries.

Weightings in materials, industrials and financials increased slightly in relation to the MSCI Emerging Markets Index, while weightings in consumer discretionary and telecommunications decreased. In materials, the absolute weight in our portion of the Portfolio actually decreased. But since the decrease was not as significant as the sector’s decrease in the Index, the relative weighting increased.

DuPont Capital

In our portion of the Portfolio, sector weightings in materials and consumer discretionary increased relative to the MSCI Emerging Markets Index during the reporting period. The value of stocks in these two sectors became increasingly attractive as they sold off relative to market sectors that were less economically sensitive.

Our portion of the Portfolio decreased its weighting in energy, moving from an overweight position relative to the MSCI Emerging Markets Index to a position that was close to the benchmark. This decrease primarily resulted from reducing exposure to Gazprom and eliminating the position in Chinese Petroleum & Chemical. Exposure to consumer staples continued to decrease. Stocks in the consumer staples sector have become expensive relative to areas of the market that are more economically sensitive.

How was the Portfolio positioned at the end of the reporting period?

DFA

As of June 30, 2013, our portion of the Portfolio maintained overweight positions in relation to the MSCI Emerging Markets Index in financials, industrials and materials. As of the same date, our portion of the Portfolio remained underweight relative to the Index in information technology, telecommunication services and consumer staples.

M-120	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

DuPont Capital

As of June 30, 2013, our portion of the Portfolio held overweight positions relative to the MSCI Emerging Markets Index in sectors that were more economically sensitive, including materials, consumer discretionary and industrials. As of the same date, our portion of the Portfolio held underweight positions relative to the Index in consumer staples and information technology. In our opinion, these market segments, which are less economically sensitive, were not attractively valued relative to the broader market. As of June 30, 2013, our portion of the Portfolio was also underweight in the financials sector. In our view, the financials sector was not priced attractively relative to other opportunities, particularly in certain emerging markets such as China and Brazil.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-121

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 91.5%†
Brazil 4.9%
Autometal S.A. (Auto Components)	152,431	$1,232,373
Banco do Brasil S.A. (Commercial Banks)	60,288	597,922
Banco Santander Brasil S.A., ADR (Commercial Banks)	193,600	1,204,192
Bematech S.A. (Computers & Peripherals)	12,500	40,054
BR Properties S.A. (Real Estate Management & Development)	94,500	804,670
BrasilAgro—Companhia Brasileira de Propriedades Agricolas (Food Products) (a)	12,600	62,510
Braskem S.A., Sponsored ADR (Chemicals) (a)	13,281	197,621
Brookfield Incorporacoes S.A. (Household Durables) (a)	123,416	82,965
Cia Providencia Industria e Comercio S.A. (Textiles, Apparel & Luxury Goods)	14,400	53,241
Embraer S.A. (Aerospace & Defense)	540,620	4,969,241
Even Construtora e Incorporadora S.A. (Household Durables)	422,100	1,490,644
Fibria Celulose S.A., Sponsored ADR (Paper & Forest Products) (a)	84,978	942,406
Gafisa S.A., ADR (Household Durables) (a)	83,400	209,334
Gerdau S.A. (Metals & Mining)	17,100	85,448
Gerdau S.A., Sponsored ADR (Metals & Mining)	48,512	277,004
Industrias Romi S.A. (Machinery) (a)	3,600	8,486
JBS S.A. (Food Products)	160,000	463,934
Kepler Weber S.A. (Machinery)	4,400	37,269
Log-in Logistica Intermodal S.A. (Air Freight & Logistics) (a)	1,900	8,370
Magnesita Refratarios S.A. (Construction Materials)	29,271	84,874
Marfrig Alimentos S.A. (Food Products) (a)	53,600	180,160
MMX Mineracao e Metalicos S.A. (Metals & Mining) (a)	1,468,009	967,116
OSX Brasil S.A. (Energy Equipment & Services) (a)	6,600	4,141
Paranapanema S.A. (Metals & Mining) (a)	48,800	98,197
PDG Realty S.A. Empreendimentos e Participacoes (Household Durables) (a)	292,740	276,820
Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels)	89,700	1,203,774
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	151,615	2,222,676
Plascar Participacoes Industriais S.A. (Auto Components) (a)	4,400	986

	Shares	Value
Brazil (continued)
Positivo Informatica S.A. (Computers & Peripherals)	9,900	$17,170
Profarma Distribuidora de Produtos Farmaceuticos S.A. (Health Care Providers & Services)	100	704
Rodobens Negocios Imobiliarios S.A. (Household Durables)	2,000	12,952
Rossi Residencial S.A. (Household Durables) (a)	107,287	140,398
SLC Agricola S.A. (Food Products)	13,908	117,928
Sul America S.A. (Insurance)	165,927	972,651
Tecnisa S.A. (Household Durables) (a)	5,700	21,764
Tereos Internacional S.A. (Food Products)	16,700	21,181
TPI—Triunfo Participacoes e Investimentos S.A. (Transportation Infrastructure)	7,500	36,906
Vanguarda Agro S.A. (Oil, Gas & Consumable Fuels) (a)	99,032	165,989
Viver Incorporadora e Construtora S.A. (Household Durables) (a)	50,418	6,101

		19,320,172

Chile 2.1%
Aguas Andinas S.A. Class A (Water Utilities)	2,475,813	1,763,599
Cia Cervecerias Unidas S.A., ADR (Beverages)	152,280	4,356,731
Cia General de Electricidad S.A. (Electric Utilities)	6,668	41,343
Cia Sud Americana de Vapores S.A. (Marine) (a)	394,861	26,192
Empresas CMPC S.A. (Paper & Forest Products)	205,911	635,100
Empresas COPEC S.A. (Oil, Gas & Consumable Fuels)	13,438	175,893
Empresas Iansa S.A. (Food Products)	96,500	5,166
Enersis S.A., Sponsored ADR (Electric Utilities)	68,450	1,119,842
Inversiones Aguas Metropolitanas S.A. (Water Utilities)	45,408	88,661
Masisa S.A. (Paper & Forest Products)	430,626	38,990
Ripley Corp. S.A. (Multiline Retail)	62,190	54,717
Salfacorp S.A. (Construction & Engineering)	9,316	12,011
Sociedad Matriz SAAM S.A. (Transportation Infrastructure)	188,394	19,839
Socovesa S.A. (Household Durables)	26,762	9,482
Vina Concha y Toro S.A. (Beverages)	48,619	94,985

		8,442,551

China 13.6%
Agile Property Holdings, Ltd. (Real Estate Management & Development)	130,000	139,620

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-122	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Agricultural Bank of China, Ltd. Class H (Commercial Banks)	1,887,000	$778,541
Aluminum Corp. of China, Ltd. (Metals & Mining) (a)	60,000	19,494
Aluminum Corp. of China, Ltd., ADR (Metals & Mining) (a)	8,650	67,989
AMVIG Holdings, Ltd. (Containers & Packaging)	60,000	23,208
Angang Steel Co., Ltd. Class H (Metals & Mining) (a)	112,000	55,306
Anhui Conch Cement Co., Ltd. (Construction Materials)	633,000	1,709,807
Asian Citrus Holdings, Ltd. (Food Products)	69,000	24,732
Bank of China, Ltd. Class H (Commercial Banks)	6,844,000	2,814,881
Bank of Communications Co., Ltd. Class H (Commercial Banks)	747,000	481,560
BBMG Corp. Class H (Construction Materials)	42,500	26,247
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	194,000	127,065
Beijing Capital Land, Ltd. Class H (Real Estate Management & Development)	90,000	32,839
BYD Electronic International Co., Ltd. (Communications Equipment) (a)	89,000	47,621
C C Land Holdings, Ltd. (Real Estate Management & Development)	187,000	53,525
China Aerospace International Holdings, Ltd. (Electronic Equipment & Instruments)	420,000	47,653
China Agri-Industries Holdings, Ltd. (Food Products)	215,800	94,600
China Aoyuan Property Group, Ltd. (Real Estate Management & Development)	222,000	40,072
China Automation Group, Ltd. (Machinery)	110,000	21,274
China Citic Bank Corp., Ltd. Class H (Commercial Banks)	761,000	351,259
China Coal Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	339,000	177,454
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	452,000	353,742
China Construction Bank Corp. Class H (Commercial Banks)	2,213,000	1,566,438
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	165,000	26,592
China Everbright, Ltd. (Capital Markets)	88,000	115,729
China Glass Holdings, Ltd. (Building Products) (a)	172,000	18,184

	Shares	Value
China (continued)
China Green Holdings, Ltd. (Food Products) (a)	102,000	$11,047
China Haidian Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	130,000	11,900
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	95,000	43,237
China Hongqiao Group, Ltd. (Metals & Mining)	121,500	61,564
China Huiyuan Juice Group, Ltd. (Food Products) (a)	106,000	43,734
China ITS Holdings Co., Ltd. (IT Services) (a)	177,000	39,937
China Lumena New Materials Corp. (Chemicals)	260,000	48,607
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(b)(c)	75,000	91,187
♦China Mobile, Ltd. (Wireless Telecommunication Services)	1,263,000	13,222,658
China National Materials Co., Ltd. Class H (Machinery)	101,000	19,794
China Ocean Resources Co., Ltd. (Food Products) (a)	7,670	19,342
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	2,230,800	1,570,409
China Properties Group, Ltd. (Real Estate Management & Development) (a)	124,000	30,856
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	202,000	175,538
China Rare Earth Holdings, Ltd. (Metals & Mining) (a)	130,000	18,772
China Rongsheng Heavy Industries Group Holdings, Ltd. (Machinery) (a)	102,000	14,861
China SCE Property Holdings, Ltd. (Real Estate Management & Development) (a)	147,000	33,736
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,481,000	3,761,670
China Shipping Container Lines Co., Ltd. Class H (Marine) (a)	364,000	95,270
China Shipping Development Co., Ltd. Class H (Marine) (a)	134,000	58,914
China South City Holdings, Ltd. (Real Estate Management & Development)	180,000	40,149
China Southern Airlines Co., Ltd. Class H (Airlines)	188,000	76,111
China Tontine Wines Group, Ltd. (Beverages) (a)	298,000	15,176
China Travel International Inv HK (Hotels, Restaurants & Leisure)	290,000	54,590
China Unicom Hong Kong, Ltd., ADR (Diversified Telecommunication Services)	60,300	792,342

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-123

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China Vanadium Titano—Magnetite Mining Co., Ltd. (Metals & Mining) (a)	138,000	$22,063
China Yurun Food Group, Ltd. (Food Products) (a)	166,000	101,234
China Zhongwang Holdings, Ltd. (Metals & Mining) (a)	166,000	50,510
Chongqing Machinery & Electric Co., Ltd. Class H (Industrial Conglomerates)	168,000	20,577
Chongqing Rural Commercial Bank Class H (Commercial Banks)	108,000	45,951
Citic Pacific, Ltd. (Industrial Conglomerates)	131,000	140,356
Citic Resources Holdings, Ltd. (Trading Companies & Distributors) (a)	284,000	32,223
Comba Telecom Systems Holdings, Ltd. (Communications Equipment) (a)	158,000	50,521
COSCO Pacific, Ltd. (Transportation Infrastructure)	171,175	220,478
Daqing Dairy Holdings, Ltd. (Food Products) (a)(b)(c)	157,000	2
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	4,626,000	6,179,094
Evergrande Real Estate Group, Ltd. (Real Estate Management & Development) (a)	373,000	138,984
Fosun International, Ltd. (Metals & Mining)	72,000	52,728
Franshion Properties China, Ltd. (Real Estate Management & Development)	140,000	46,931
Global Bio-Chem Technology Group Co., Ltd. (Food Products) (a)	200,000	17,793
Glorious Property Holdings, Ltd. (Real Estate Management & Development) (a)	125,000	19,017
Golden Meditech Holdings, Ltd. (Health Care Equipment & Supplies)	224,000	26,859
GOME Electrical Appliances Holdings, Ltd. (Specialty Retail) (a)	756,000	68,231
Greentown China Holdings, Ltd. (Real Estate Management & Development)	9,000	14,737
Guangshen Railway Co., Ltd., Sponsored ADR (Road & Rail)	2,500	50,200
Guangzhou Automobile Group Co., Ltd. Class H (Automobiles)	154,000	145,541
Harbin Power Equipment Co., Ltd. Class H (Electrical Equipment)	70,000	46,480
Heng Tai Consumables Group, Ltd. (Food & Staples Retailing) (a)	1,035,000	21,218
Hidili Industry International Development, Ltd. (Oil, Gas & Consumable Fuels)	107,000	19,314
HKC Holdings, Ltd. (Construction & Engineering)	248,000	7,674
Hopson Development Holdings, Ltd. (Real Estate Management & Development) (a)	28,000	38,339

	Shares	Value
China (continued)
Ju Teng International Holdings, Ltd. (Electronic Equipment & Instruments)	140,000	$65,704
Kaisa Group Holdings, Ltd. (Real Estate Management & Development) (a)	69,000	15,568
Kingboard Chemical Holdings, Ltd. (Electronic Equipment & Instruments)	58,800	120,844
Kingboard Laminates Holdings, Ltd. (Electronic Equipment & Instruments)	108,000	42,749
KWG Property Holding, Ltd. (Real Estate Management & Development)	77,500	40,568
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	17,000	8,504
Lonking Holdings, Ltd. (Machinery) (a)	275,000	54,602
Maanshan Iron & Steel Class H (Metals & Mining) (a)	176,000	39,711
Maoye International Holdings, Ltd. (Multiline Retail)	135,000	20,539
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering) (a)	217,000	38,890
MMG, Ltd. (Metals & Mining) (a)	48,000	12,501
New World China Land, Ltd. (Real Estate Management & Development)	98,000	37,906
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	167,000	108,088
Pacific Basin Shipping, Ltd. (Marine)	3,843,000	2,175,175
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	117,000	20,968
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	4,729,550	5,030,755
Poly Hong Kong Investments, Ltd. (Real Estate Management & Development)	174,000	94,448
Real Nutriceutical Group, Ltd. (Personal Products)	97,000	27,264
Renhe Commercial Holdings Co., Ltd. (Real Estate Management & Development) (a)	1,082,000	62,079
REXLot Holdings, Ltd. (Hotels, Restaurants & Leisure)	650,000	42,741
Samson Holding, Ltd. (Household Durables)	212,000	39,634
Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (a)	1,970,000	144,777
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	69,000	26,155
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	56,000	173,645
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H (Hotels, Restaurants & Leisure)	236,000	35,905
Shengli Oil & Gas Pipe Holdings, Ltd. (Energy Equipment & Services) (a)(b)(c)	277,500	29,338

M-124	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Shenzhen Investment, Ltd. (Real Estate Management & Development)	230,799	$87,784
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	88,500	176,177
Shougang Fushan Resources Group, Ltd. (Metals & Mining)	304,000	119,545
Shui On Land, Ltd. (Real Estate Management & Development)	229,333	67,120
Sino Oil And Gas Holdings, Ltd. (Oil, Gas & Consumable Fuels) (a)	985,000	25,526
Sino-Ocean Land Holdings, Ltd. (Real Estate Management & Development)	352,955	190,675
Sinofert Holdings, Ltd. (Chemicals)	216,000	36,204
Sinotrans Shipping, Ltd. (Marine)	133,000	31,724
Sinotruk Hong Kong, Ltd. (Machinery)	3,203,000	1,569,278
Soho China, Ltd. (Real Estate Management & Development)	212,500	168,223
TCC International Holdings, Ltd. (Construction Materials)	102,000	23,803
Tiangong International Co., Ltd. (Metals & Mining)	152,000	37,627
Tianjin Port Development Holdings, Ltd. (Transportation Infrastructure)	204,000	26,302
TPV Technology, Ltd. (Computers & Peripherals)	82,000	18,713
Travelsky Technology, Ltd. Class H (IT Services)	96,000	60,897
VODone, Ltd. (Media) (a)	222,000	15,743
Wasion Group Holdings, Ltd. (Electronic Equipment & Instruments)	80,000	49,716
Weichai Power Co., Ltd. Class H (Machinery)	935,000	2,748,564
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	64,000	38,453
West China Cement, Ltd. (Construction Materials)	288,000	42,702
Xingda International Holdings, Ltd. (Auto Components)	86,000	36,591
Yanchang Petroleum International, Ltd. (Oil, Gas & Consumable Fuels) (a)	70,000	3,114
Yanzhou Coal Mining Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	3,090,000	2,211,113
Yuexiu Property Co., Ltd. (Real Estate Management & Development)	524,000	133,093

		53,571,633

Colombia 1.9%
♦BanColombia S.A., Sponsored ADR (Commercial Banks)	127,348	7,195,162

	Shares	Value
Colombia (continued)
Cementos Argos S.A. (Construction Materials)	8,300	$34,467
Grupo De Inversiones Suramericana S.A. (Diversified Financial Services)	2,121	41,279
Grupo Nutresa S.A. (Food Products)	4,675	58,337

		7,329,245

Czech Republic 1.8%
♦Komercni Banka AS (Commercial Banks)	38,831	7,208,268
Unipetrol AS (Chemicals) (a)	10,000	86,061

		7,294,329

Hungary 0.2%
EGIS Pharmaceuticals PLC (Pharmaceuticals)	272	26,300
OTP Bank PLC (Commercial Banks)	29,644	622,072

		648,372

India 4.0%
Infosys, Ltd., Sponsored ADR (IT Services)	165,418	6,813,567
♦Reliance Industries, Ltd., Sponsored GDR (Oil, Gas & Consumable Fuels) (d)	291,811	8,401,239
State Bank of India, GDR (Commercial Banks)	657	43,953
Sterlite Industries India, Ltd., ADR (Metals & Mining)	48,003	280,338
Tata Steel, Ltd., GDR (Metals & Mining)	21,252	99,459

		15,638,556

Indonesia 4.9%
Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	946,000	81,971
Agung Podomoro Land Tbk PT (Real Estate Management & Development) (a)	299,000	11,598
AKR Corporindo Tbk PT (Trading Companies & Distributors)	3,502,500	1,870,353
Aneka Tambang Persero Tbk PT (Metals & Mining)	613,500	61,814
Bakrie Sumatera Plantations Tbk PT (Food Products)	1,887,000	9,887
Bank Bukopin Tbk PT (Commercial Banks)	584,500	42,402
Bank Danamon Indonesia Tbk PT (Commercial Banks)	321,500	189,499
Bank Negara Indonesia Persero Tbk PT (Commercial Banks)	783,000	339,234
Bank Pan Indonesia Tbk PT (Commercial Banks) (a)	389,000	27,828
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Commercial Banks)	227,000	26,988
Bank Rakyat Indonesia Persero Tbk PT (Commercial Banks)	2,828,800	2,208,887
Bank Mandiri Persero Tbk PT (Commercial Banks)	406,500	368,615

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-125

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Indonesia (continued)
Bank Tabungan Negara Persero Tbk PT (Commercial Banks)	436,223	$50,545
Barito Pacific Tbk PT (Chemicals) (a)	358,000	14,067
Berau Coal Energy Tbk PT (Oil, Gas & Consumable Fuels)	314,000	6,074
Bhakti Investama Tbk PT (Media)	932,000	45,074
BISI International Tbk PT (Food Products)	92,000	6,303
Borneo Lumbung Energi & Metal Tbk PT (Metals & Mining) (a)	932,000	36,153
Ciputra Property Tbk PT (Real Estate Management & Development)	565,000	67,743
Energi Mega Persada Tbk PT (Oil, Gas & Consumable Fuels) (a)	5,217,000	62,551
Gajah Tunggal Tbk PT (Auto Components)	226,500	73,028
Garuda Indonesia Persero Tbk PT (Airlines) (a)	301,000	15,770
Hexindo Adiperkasa Tbk PT (Trading Companies & Distributors)	34,500	15,468
Holcim Indonesia Tbk PT (Construction Materials)	81,000	19,995
Indah Kiat Pulp & Paper Corp. Tbk PT (Paper & Forest Products) (a)	439,000	49,540
Indika Energy Tbk PT (Oil, Gas & Consumable Fuels)	287,500	22,305
Indo Tambangraya Megah Tbk PT (Oil, Gas & Consumable Fuels)	1,472,000	4,174,992
Indofood Sukses Makmur Tbk PT (Food Products)	416,000	308,071
Intiland Development Tbk PT (Real Estate Management & Development)	876,000	45,014
Japfa Comfeed Indonesia Tbk PT (Food Products)	200,000	32,443
Kawasan Industri Jababeka Tbk PT (Real Estate Management & Development) (a)	3,458,000	123,687
Lippo Karawaci Tbk PT (Real Estate Management & Development)	3,178,500	486,783
Matahari Putra Prima Tbk PT (Multiline Retail)	241,500	71,173
Medco Energi Internasional Tbk PT (Oil, Gas & Consumable Fuels)	233,000	39,675
Multipolar Corp. Tbk PT (Electronic Equipment & Instruments)	270,000	15,778
Panin Financial Tbk PT (Insurance) (a)	2,317,000	49,025
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Food Products)	227,000	39,339
Polychem Indonesia Tbk PT (Chemicals) (a)	586,000	14,170
Ramayana Lestari Sentosa Tbk PT (Multiline Retail)	4,500	589

	Shares	Value
Indonesia (continued)
Salim Ivomas Pratama Tbk PT (Food Products) (a)	169,000	$15,325
Sampoerna Agro Tbk PT (Food Products)	94,000	15,532
Sentul City Tbk PT (Real Estate Management & Development) (a)	1,963,000	48,457
Tiga Pilar Sejahtera Food Tbk PT (Food Products)	690,500	86,965
Timah Persero Tbk PT (Metals & Mining)	354,500	36,789
United Tractors Tbk PT (Machinery)	3,167,500	5,808,413
Vale Indonesia Tbk PT (Metals & Mining)	11,687,000	2,384,501
XL Axiata Tbk PT (Diversified Telecommunication Services)	37,500	18,230

		19,538,643

Jordan 0.4%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	123,411	1,785,045

Malaysia 2.9%
Affin Holdings BHD (Commercial Banks)	48,200	66,514
AirAsia BHD (Airlines)	93,600	94,504
Alliance Financial Group BHD (Commercial Banks)	100,700	168,922
AMMB Holdings BHD (Diversified Financial Services)	137,100	318,504
APM Automotive Holdings BHD (Auto Components)	9,600	15,162
Berjaya Corp. BHD (Industrial Conglomerates)	381,100	70,563
BIMB Holdings BHD (Commercial Banks)	51,200	66,117
Boustead Holdings BHD (Industrial Conglomerates)	58,300	96,690
Cahya Mata Sarawak BHD (Industrial Conglomerates)	36,800	61,615
Coastal Contracts BHD (Machinery)	45,900	31,380
Digi.Com BHD (Wireless Telecommunication Services)	3,441	5,184
DRB-Hicom BHD (Automobiles)	108,900	92,718
Eastern & Oriental BHD (Real Estate Management & Development)	38,200	24,181
Evergreen Fibreboard BHD (Paper & Forest Products)	99,100	15,840
Faber Group BHD (Health Care Providers & Services)	64,200	36,169
Genting BHD (Hotels, Restaurants & Leisure)	1,427,500	4,716,917
Genting Malaysia BHD (Hotels, Restaurants & Leisure)	216,900	267,049
Glomac BHD (Real Estate Management & Development)	122,200	46,799

M-126	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Malaysia (continued)
HAP Seng Consolidated BHD (Industrial Conglomerates)	78,500	$50,934
HAP Seng Plantations Holdings BHD (Food Products)	11,800	9,897
Hong Leong Financial Group BHD (Commercial Banks)	21,000	96,110
IGB Corp. BHD (Real Estate Management & Development)	143,900	113,407
IJM Corp. BHD (Construction & Engineering)	128,500	229,791
IJM Land BHD (Real Estate Management & Development)	44,200	40,010
Inch Kenneth Kajang Rubber BHD (Industrial Conglomerates)	130,800	37,259
Insas BHD (Industrial Conglomerates)	186,864	29,572
Iris Corp. BHD (Software)	581,500	35,889
JAKS Resources BHD (Construction & Engineering) (a)	176,800	22,943
JCY International BHD (Computers & Peripherals)	181,400	38,467
Karambunai Corp. BHD (Hotels, Restaurants & Leisure) (a)	613,700	24,280
Kian JOO CAN Factory BHD (Containers & Packaging)	51,500	45,640
KNM Group BHD (Energy Equipment & Services) (a)	120,800	17,588
KSL Holdings BHD (Real Estate Management & Development) (a)	69,100	43,741
KUB Malaysia BHD (Oil, Gas & Consumable Fuels) (a)	149,300	22,446
Kulim Malaysia BHD (Food Products)	60,900	66,499
Kwantas Corp. BHD (Food Products)	35,700	20,791
Lion Industries Corp. BHD (Metals & Mining)	108,300	33,592
Malayan Banking BHD (Commercial Banks)	603,333	1,985,967
Malayan Flour Mills BHD (Food Products)	20,300	8,288
Malaysia Airports Holdings BHD (Transportation Infrastructure)	26,500	52,924
Malaysian Bulk Carriers BHD (Marine)	30,100	16,672
Malaysian Resources Corp. BHD (Construction & Engineering)	146,000	70,701
MBM Resources BHD (Distributors)	18,200	22,062
Media Prima BHD (Media)	53,700	47,590
Metro Kajang Holdings BHD (Real Estate Management & Development)	62,040	49,679
MISC BHD (Marine) (a)	139,200	224,694
MMC Corp. BHD (Industrial Conglomerates)	113,300	96,822
Mudajaya Group BHD (Construction & Engineering)	49,100	40,405

	Shares	Value
Malaysia (continued)
Muhibbah Engineering (M) BHD (Construction & Engineering)	77,300	$42,571
Mulpha International BHD (Diversified Financial Services) (a)	161,400	21,200
Multi-Purpose Holdings BHD (Diversified Financial Services)	50,300	57,472
Naim Holdings BHD (Real Estate Management & Development)	52,400	65,676
PPB Group BHD (Food Products)	76,300	341,955
RHB Capital BHD (Commercial Banks)	91,502	249,933
Rimbunan Sawit BHD (Food Products)	43,600	11,178
Salcon BHD (Water Utilities)	166,400	34,233
Sarawak Plantation BHD (Food Products)	30,200	24,565
Scomi Group BHD (Energy Equipment & Services) (a)	139,000	16,938
Selangor Properties BHD (Real Estate Management & Development)	31,300	38,339
Sunway BHD (Real Estate Management & Development)	41,000	45,938
Supermax Corp. BHD (Health Care Equipment & Supplies)	40,000	24,941
Ta Ann Holdings BHD (Paper & Forest Products)	11,100	13,420
TA Enterprise BHD (Hotels, Restaurants & Leisure)	174,000	34,145
TAN Chong Motor Holdings BHD (Automobiles)	22,200	46,093
TDM BHD (Food Products)	30,000	7,596
Time dotCom BHD (Diversified Telecommunication Services) (a)	14,340	17,429
Unisem M BHD (Semiconductors & Semiconductor Equipment)	22,900	6,886
Wah Seong Corp. BHD (Energy Equipment & Services)	55,399	31,912
WCT BHD (Construction & Engineering) (c)	97,060	76,493
YTL Corp. BHD (Multi-Utilities)	527,360	277,075

		11,275,476

Mexico 6.7%
Alfa S.A.B. de C.V. Class A (Industrial Conglomerates)	498,400	1,198,549
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	10,879,020	11,838,300
Axtel S.A.B. de C.V. (Diversified Telecommunication Services) (a)	141,000	48,642
Cemex S.A.B. de C.V., Sponsored ADR (Construction Materials) (a)	158,845	1,680,580
Cia Minera Autlan S.A.B. de C.V. (Metals & Mining)	21,790	13,958
Consorcio ARA S.A.B. de C.V. (Household Durables) (a)	108,695	39,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-127

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Mexico (continued)
Controladora Comercial Mexicana S.A.B. de C.V. (Food & Staples Retailing)	73,300	$278,663
Corporacion GEO S.A.B. de C.V. Series B (Household Durables) (a)	88,600	37,608
Desarrolladora Homex S.A.B. de C.V., ADR (Household Durables) (a)	6,900	25,737
Empresas ICA S.A.B. de C.V., Sponsored ADR (Construction & Engineering) (a)	27,400	206,322
Gruma S.A.B. de C.V. Class B (Food Products) (a)	21,500	97,731
Grupo Aeromexico S.A.B. de C.V. (Airlines) (a)	800	1,019
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation Infrastructure) (a)	15,300	50,183
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	66,213	336,956
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Transportation Infrastructure)	4,000	444,960
Grupo Bimbo S.A.B. de C.V. (Food Products)	98,700	299,357
Grupo Comercial Chedraui S.A. de C.V. (Food & Staples Retailing)	31,400	116,562
Grupo Famsa S.A.B. de C.V. Class A (Multiline Retail) (a)	1,000	1,737
Grupo Financiero Banorte S.A.B. de C.V. Class O (Commercial Banks)	277,268	1,656,232
Grupo Financiero Inbursa S.A.B. de C.V. (Commercial Banks)	15,209	33,452
Grupo Simec S.A.B. de C.V. Series B (Metals & Mining) (a)	17,499	76,978
Industrias Bachoco S.A.B. de C.V., ADR (Food Products)	3,919	135,989
Industrias CH S.A.B. de C.V. Series B (Metals & Mining) (a)	33,100	218,922
Megacable Holdings S.A.B. de C.V. (Media)	82,100	223,032
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	84,900	201,808
Organizacion Soriana S.A.B. de C.V. Class B (Food & Staples Retailing)	58,041	217,921
♦Ternium S.A., Sponsored ADR (Metals & Mining)	307,629	6,961,644
TV Azteca S.A.B. de C.V. (Media)	83,664	44,294
Urbi Desarrollos Urbanos S.A.B. de C.V. (Household Durables) (a)	101,900	18,560

		26,505,206

Panama 0.8%
Copa Holdings S.A. Class A (Airlines)	24,606	3,226,339

	Shares	Value
Philippines 0.3%
Atlas Consolidated Mining & Development (Metals & Mining)	32,500	$11,134
BDO Unibank, Inc. (Commercial Banks)	92,670	182,337
Cebu Air, Inc. (Airlines)	5,000	7,708
China Banking Corp. (Commercial Banks) (a)	32,230	47,897
Filinvest Land, Inc. (Real Estate Management & Development)	1,563,000	61,507
First Philippine Holdings Corp. (Electric Utilities)	22,100	37,422
Global-Estate Resorts, Inc. (Real Estate Management & Development) (a)	570,000	23,750
JG Summit Holdings, Inc. (Industrial Conglomerates)	101,200	93,704
Lopez Holdings Corp. (Media)	273,200	32,379
Megaworld Corp. (Real Estate Management & Development) (a)	1,521,000	116,188
Philippine National Bank (Commercial Banks) (a)	22,810	45,303
Rizal Commercial Banking Corp. (Commercial Banks)	19,780	26,328
Robinsons Land Corp. (Real Estate Management & Development)	51,500	24,200
San Miguel Corp. (Industrial Conglomerates)	69,920	149,713
SM Development Corp. (Real Estate Management & Development)	146,600	25,655
Union Bank Of Philippines (Commercial Banks)	23,150	74,755
Vista Land & Lifescapes, Inc. (Real Estate Management & Development)	484,000	62,965

		1,022,945

Poland 4.1%
Asseco Poland S.A. (Software)	7,269	93,151
Bank Handlowy w Warszawie S.A. (Commercial Banks)	126,728	3,547,026
Bank Pekao S.A. (Commercial Banks)	145,352	6,561,772
Enea S.A. (Electric Utilities)	10,613	42,290
Getin Holding S.A. (Commercial Banks)	17,377	14,644
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (a)	199,189	2,152,131
Kopex S.A. (Machinery) (a)	2,064	7,019
Netia S.A. (Diversified Telecommunication Services) (a)	23,993	30,039
Petrolinvest S.A. (Oil, Gas & Consumable Fuels) (a)	44,142	7,041
PGE S.A. (Electric Utilities)	86,246	399,732
Polimex-Mostostal S.A. (Construction & Engineering) (a)	58,304	3,860

M-128	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Poland (continued)
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels) (a)	42,274	$592,882
Tauron Polska Energia S.A. (Electric Utilities)	138,576	179,752
Telekomunikacja Polska S.A. (Diversified Telecommunication Services)	1,107,266	2,549,308

		16,180,647

Republic of Korea 17.7%
AUK Corp. (Semiconductors & Semiconductor Equipment) (a)	11,290	22,737
BS Financial Group, Inc. (Commercial Banks)	7,900	99,956
Busan City Gas Co., Ltd. (Gas Utilities)	660	15,806
Cosmochemical Co., Ltd. (Chemicals) (a)	2,200	18,455
Dae Han Flour Mills Co., Ltd. (Food Products)	258	29,707
Daechang Co., Ltd. (Metals & Mining)	25,940	25,666
Daelim Industrial Co., Ltd. (Construction & Engineering)	3,531	268,369
Daewoo Engineering & Construction Co., Ltd. (Construction & Engineering) (a)	6,440	39,980
Daewoo Securities Co., Ltd. (Capital Markets)	7,530	66,264
Daishin Securities Co., Ltd. (Capital Markets)	3,040	23,824
DGB Financial Group, Inc. (Commercial Banks)	3,260	44,530
Dongbu Securities Co., Ltd. (Capital Markets)	7,510	26,238
Dongkuk Steel Mill Co., Ltd. (Metals & Mining)	4,860	46,172
Dongwha Pharm Co., Ltd. (Pharmaceuticals)	7,240	42,094
Doosan Corp. (Industrial Conglomerates)	200	22,503
Doosan Engineering & Construction Co., Ltd. (Construction & Engineering) (a)	8,547	19,196
Doosan Heavy Industries & Construction Co., Ltd. (Construction & Engineering)	2,100	78,149
E-mart Co., Ltd. (Food & Staples Retailing)	583	102,608
Eugene Investment & Securities Co., Ltd. (Capital Markets) (a)	10,150	20,664
GS Engineering & Construction Corp. (Construction & Engineering)	2,246	55,164
GS Holdings (Oil, Gas & Consumable Fuels)	6,691	301,140
Gwangju Shinsegae Co., Ltd. (Multiline Retail)	47	11,009
Hana Financial Group, Inc. (Commercial Banks)	30,856	898,351

	Shares	Value
Republic of Korea (continued)
Hanil Cement Co., Ltd. (Construction Materials)	635	$28,190
Hanjin Heavy Industries & Construction Co., Ltd. (Machinery) (a)	5,540	48,994
Hanjin Shipping Co., Ltd. (Marine) (a)	10,650	66,863
Hanjin Transportation Co., Ltd. (Air Freight & Logistics)	1,660	32,850
Hansol Paper Co. (Paper & Forest Products)	4,580	50,330
Hanwha Chemical Corp. (Chemicals)	11,020	161,144
Hanwha Corp. (Chemicals)	3,560	91,646
Hanwha Securities Co. (Capital Markets) (a)	7,600	24,423
HMC Investment Securities Co., Ltd. (Capital Markets)	2,540	25,577
Hyosung Corp. (Chemicals)	2,989	154,416
Hyundai BNG Steel Co., Ltd. (Metals & Mining) (a)	2,770	33,714
Hyundai Department Store Co., Ltd. (Multiline Retail)	23,899	3,138,961
Hyundai Development Co. (Construction & Engineering)	7,400	161,989
Hyundai Heavy Industries Co., Ltd. (Machinery)	42,665	6,855,241
Hyundai Mobis (Auto Components)	26,257	6,276,574
♦Hyundai Motor Co. (Automobiles)	53,860	10,634,762
Hyundai Securities Co., Ltd. (Capital Markets)	14,040	78,557
Hyundai Steel Co. (Metals & Mining)	7,261	408,175
Industrial Bank of Korea (Commercial Banks)	21,450	205,663
ISU Chemical Co., Ltd. (Chemicals)	1,460	20,007
Jeonbuk Bank (Commercial Banks) (c)	8,110	43,815
Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	101,370	2,804,861
KB Financial Group, Inc. (Commercial Banks)	48,060	1,439,212
KCC Corp. (Building Products)	552	158,536
Keangnam Enterprises, Ltd. (Construction & Engineering) (a)	3,550	16,537
KISWIRE, Ltd. (Metals & Mining)	940	27,079
Kolon Industries, Inc. (Chemicals)	2,297	97,347
Korea Investment Holdings Co., Ltd. (Capital Markets)	5,120	186,276
Korea Life Insurance Co., Ltd. (Insurance)	19,850	114,367
KTB Investment & Securities Co., Ltd. (Capital Markets) (a)	16,210	44,852
Kyobo Securities Co. (Capital Markets)	6,510	27,247
LG Chem, Ltd. (Chemicals)	21,213	4,699,347
LG Corp. (Industrial Conglomerates)	1,234	68,613
LG Display Co., Ltd. (Electronic Equipment & Instruments) (a)	10,790	259,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-129

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
LG Electronics, Inc. (Household Durables)	6,144	$392,725
LIG Insurance Co., Ltd. (Insurance)	2,140	43,754
Lotte Chemical Corp. (Chemicals)	689	86,272
Lotte Chilsung Beverage Co., Ltd. (Beverages)	71	85,793
Lotte Confectionery Co., Ltd. (Food Products)	80	112,569
Lotte Shopping Co., Ltd. (Multiline Retail)	994	308,979
Meritz Securities Co., Ltd. (Capital Markets)	31,740	42,244
Mirae Asset Securities Co., Ltd. (Capital Markets)	3,030	110,768
Moorim P&P Co., Ltd. (Paper & Forest Products)	6,320	33,259
Nexen Corp. (Auto Components)	133	9,969
Poongsan Corp. (Metals & Mining)	2,400	48,229
Poongsan Holdings Corp. (Metals & Mining)	1,230	27,948
♦POSCO (Metals & Mining)	7,872	2,057,521
♦POSCO, ADR (Metals & Mining)	100,193	6,520,560
Pyeong Hwa Automotive Co., Ltd. (Auto Components)	1,000	17,250
S&T Dynamics Co., Ltd. (Aerospace & Defense)	2,240	24,517
Samsung C&T Corp. (Trading Companies & Distributors)	1,841	86,888
Samsung Heavy Industries Co., Ltd. (Machinery)	55,320	1,734,124
Samsung Life Insurance Co., Ltd. (Insurance)	709	67,048
Samsung SDI Co., Ltd. (Electronic Equipment & Instruments)	2,926	349,721
♦Shinhan Financial Group Co., Ltd. (Commercial Banks)	373,000	12,280,373
Shinsegae Co., Ltd. (Multiline Retail)	16,311	3,013,547
Shinsung Solar Energy Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	11,829	11,860
SK Gas Co., Ltd. (Oil, Gas & Consumable Fuels)	658	45,747
SK Holdings Co., Ltd. (Industrial Conglomerates)	3,383	502,096
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	2,949	349,888
SK Networks Co., Ltd. (Trading Companies & Distributors)	13,210	74,491
SK Securities Co., Ltd. (Capital Markets) (a)	29,350	23,900
Ssangyong Cement Industrial Co., Ltd. (Construction Materials) (a)	7,890	48,499
STX Corp. Co., Ltd. (Machinery)	4,320	5,920
STX Engine Co., Ltd. (Machinery) (a)	2,640	7,027

	Shares	Value
Republic of Korea (continued)
STX Offshore & Shipbuilding Co., Ltd. (Machinery) (a)	6,790	$17,717
STX Pan Ocean Co., Ltd. (Marine) (a)	13,480	16,525
Taekwang Industrial Co., Ltd. (Chemicals)	30	25,165
Unid Co., Ltd. (Chemicals)	639	24,059
Woori Finance Holdings Co., Ltd. (Commercial Banks)	47,500	438,794
Woori Investment & Securities Co., Ltd. (Capital Markets)	5,890	58,021
Youlchon Chemical Co., Ltd. (Containers & Packaging)	4,830	49,482

		69,917,341

Russia 4.6%
Federal Hydrogenerating Co. JSC, ADR (Electric Utilities) (a)	239,109	349,817
Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels) (a)	939,086	6,174,995
Magnitogorsk Iron & Steel Works, GDR (Metals & Mining)	18,065	53,725
Mechel, Sponsored ADR (Metals & Mining) (a)	1,024	2,949
Novolipetsk Steel OJSC, GDR (Metals & Mining)	492,788	6,470,306
Sberbank of Russia, Sponsored ADR (Commercial Banks) (a)	451,849	5,146,560

		18,198,352

South Africa 7.7%
ABSA Group, Ltd. (Commercial Banks)	411,930	6,188,295
Adcorp Holdings, Ltd. (Professional Services)	1,224	3,668
African Bank Investments, Ltd. (Diversified Financial Services)	30,700	50,685
African Rainbow Minerals, Ltd. (Metals & Mining)	14,451	218,935
Allied Electronics Corp., Ltd. (Industrial Conglomerates)	6,398	13,268
AngloGold Ashanti, Ltd., Sponsored ADR (Metals & Mining)	213,442	3,052,221
ArcelorMittal South Africa, Ltd. (Metals & Mining) (a)	20,652	66,855
Aveng, Ltd. (Construction & Engineering)	46,337	140,159
Barloworld, Ltd. (Trading Companies & Distributors)	28,094	231,629
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	45,597	36,210
Business Connexion Group, Ltd. (IT Services)	16,350	8,270
Clover Industries, Ltd. (Food Products)	4,236	7,135
DataTec, Ltd. (Electronic Equipment & Instruments)	15,459	86,154

M-130	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
South Africa (continued)
DRDGOLD, Ltd., Sponsored ADR (Metals & Mining)	5,200	$28,236
Eqstra Holdings, Ltd. (Trading Companies & Distributors)	12,633	7,757
Gold Fields, Ltd. (Metals & Mining)	15,436	79,280
Gold Fields, Ltd., Sponsored ADR (Metals & Mining)	39,342	206,545
Grindrod, Ltd. (Marine)	50,593	107,481
Group Five, Ltd. (Construction & Engineering)	16,436	61,021
Harmony Gold Mining Co., Ltd., Sponsored ADR (Metals & Mining)	52,500	200,025
Hulamin, Ltd. (Metals & Mining) (a)	3,311	1,407
Impala Platinum Holdings, Ltd. (Metals & Mining)	456,039	4,290,482
Investec, Ltd. (Capital Markets)	30,427	196,966
JD Group, Ltd. (Specialty Retail)	12,447	39,034
Lewis Group, Ltd. (Specialty Retail)	11,215	71,476
MMI Holdings, Ltd. (Insurance)	134,087	300,728
Mondi, Ltd. (Paper & Forest Products)	12,208	154,733
Mpact, Ltd. (Containers & Packaging)	3,473	8,186
MTN Group, Ltd. (Wireless Telecommunication Services)	331,130	6,163,643
Nedbank Group, Ltd. (Commercial Banks)	27,443	487,309
Northam Platinum, Ltd. (Metals & Mining) (a)	18,763	60,740
Omnia Holdings, Ltd. (Chemicals)	2,577	47,807
Palabora Mining Co., Ltd. (Metals & Mining) (a)	2,070	22,982
Petmin, Ltd. (Metals & Mining)	91,673	19,104
PPC, Ltd. (Construction Materials)	435,075	1,311,160
Raubex Group, Ltd. (Construction & Engineering)	12,126	26,742
Reunert, Ltd. (Industrial Conglomerates)	390,867	2,728,345
Royal Bafokeng Platinum, Ltd. (Metals & Mining) (a)	6,699	29,818
Sappi, Ltd. (Paper & Forest Products) (a)	444,718	1,097,730
Sibanye Gold, Ltd. (Metals & Mining) (a)	15,436	11,087
Sibanye Gold, Ltd., Sponsored ADR (Metals & Mining) (a)	9,835	28,915
Standard Bank Group, Ltd. (Commercial Banks)	167,535	1,889,399
Steinhoff International Holdings, Ltd. (Household Durables) (a)	162,593	403,314
Super Group, Ltd. (Specialty Retail) (a)	4,012	9,396
Telkom SA SOC, Ltd. (Diversified Telecommunication Services) (a)	35,206	59,122
Tongaat Hulett, Ltd. (Food Products)	14,198	180,257

	Shares	Value
South Africa (continued)
Trencor, Ltd. (Marine)	19,868	$135,668
Zeder Investments, Ltd. (Capital Markets)	33,798	12,993

		30,582,372

Taiwan 8.4%
Ability Enterprise Co., Ltd. (Leisure Equipment & Products)	43,000	38,594
Accton Technology Corp. (Communications Equipment)	58,000	35,995
Acer, Inc. (Computers & Peripherals) (a)	241,000	172,884
Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	1,106,000	928,094
AGV Products Corp. (Food Products) (a)	89,000	29,309
Alpha Networks, Inc. (Communications Equipment)	22,000	14,240
Altek Corp. (Leisure Equipment & Products)	40,000	23,423
Ambassador Hotel (The) (Hotels, Restaurants & Leisure)	21,000	21,090
AmTRAN Technology Co., Ltd. (Household Durables)	88,000	71,936
Ardentec Corp. (Semiconductors & Semiconductor Equipment)	43,000	27,116
Asia Cement China Holdings Corp. (Construction Materials)	66,000	26,890
Asia Optical Co., Inc. (Leisure Equipment & Products) (a)	31,000	32,582
Asia Vital Components Co., Ltd. (Computers & Peripherals)	48,288	23,201
AU Optronics Corp., Sponsored ADR (Electronic Equipment & Instruments) (a)	89,100	308,286
Audix Corp. (Electrical Equipment)	36,000	32,491
Avermedia Technologies (Computers & Peripherals)	36,000	15,915
Bank of Kaohsiung (Commercial Banks) (a)	110,000	34,867
BES Engineering Corp. (Construction & Engineering)	155,000	42,304
Biostar Microtech International Corp. (Computers & Peripherals)	68,000	25,865
Capital Securities Corp. (Capital Markets)	154,000	52,411
Carnival Industrial Corp. (Textiles, Apparel & Luxury Goods) (a)	100,000	30,863
Cathay Real Estate Development Co., Ltd. (Real Estate Management & Development)	89,000	56,570
Champion Building Materials Co., Ltd. (Building Products)	70,000	22,655
Chang Hwa Commercial Bank (Commercial Banks)	484,710	267,657
Charoen Pokphand Enterprise (Food Products)	70,000	37,019

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-131

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Cheng Loong Corp. (Containers & Packaging)	109,000	$48,188
Cheng Uei Precision Industry Co., Ltd. (Electronic Equipment & Instruments)	14,000	27,700
Chia Hsin Cement Corp. (Construction Materials)	78,280	37,219
Chien Kuo Construction Co., Ltd. (Construction & Engineering)	73,000	35,683
Chimei Innolux Corp. (Electronic Equipment & Instruments) (a)	647,907	323,186
Chin-Poon Industrial Co. (Electronic Equipment & Instruments)	50,000	73,404
China Airlines, Ltd. (Airlines) (a)	212,000	79,931
China Development Financial Holding Corp. (Commercial Banks) (a)	1,034,000	290,490
China Electric Manufacturing Corp. (Electrical Equipment)	50,000	25,024
China General Plastics Corp. (Chemicals) (a)	87,000	51,380
China Man-Made Fiber Corp. (Chemicals) (a)	118,000	43,899
China Motor Corp. (Automobiles)	67,000	59,129
China Petrochemical Development Corp. (Chemicals)	192,600	98,000
China Synthetic Rubber Corp. (Chemicals)	53,000	55,615
Chinese Maritime Transport, Ltd. (Marine)	23,000	24,979
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	1,034,000	2,535,751
Chung Hsin Electric & Machinery Manufacturing Corp. (Construction & Engineering)	54,000	30,359
Chung Hung Steel Corp. (Metals & Mining) (a)	103,000	28,249
Chunghwa Picture Tubes Ltd. (Electronic Equipment & Instruments) (a)	485,000	28,643
CMC Magnetics Corp. (Computers & Peripherals) (a)	266,000	48,548
Compal Electronics, Inc. (Computers & Peripherals)	7,379,000	4,148,549
Compeq Manufacturing Co. (Electronic Equipment & Instruments)	107,000	47,126
Continental Holdings Corp. (Construction & Engineering)	82,000	30,096
Coretronic Corp. (Electronic Equipment & Instruments)	84,000	69,087
Coxon Precise Industrial Co., Ltd. (Electronic Equipment & Instruments)	15,000	33,182
CSBC Corp. Taiwan (Machinery)	48,410	31,497
D-Link Corp. (Communications Equipment)	70,000	42,858

	Shares	Value
Taiwan (continued)
E Ink Holdings, Inc. (Electronic Equipment & Instruments)	75,000	$43,417
E.Sun Financial Holding Co., Ltd. (Commercial Banks)	485,100	296,197
Eastern Media International Corp. (Commercial Services & Supplies) (a)	237,000	30,682
Epistar Corp. (Semiconductors & Semiconductor Equipment)	67,000	118,034
Eternal Chemical Co., Ltd. (Chemicals)	38,000	32,268
Evergreen International Storage & Transport Corp. (Road & Rail)	63,000	39,098
Evergreen Marine Corp. Taiwan, Ltd. (Marine) (a)	166,000	90,834
Everlight Electronics Co., Ltd. (Electronic Equipment & Instruments)	9,000	14,804
Excelsior Medical Co., Ltd. (Health Care Providers & Services)	16,500	28,077
Far Eastern International Bank (Commercial Banks)	147,476	59,786
First Financial Holding Co., Ltd. (Commercial Banks)	722,920	428,142
First Insurance Co., Ltd. (Insurance)	63,000	41,830
First Steamship Co., Ltd. (Marine)	12,881	8,832
Forhouse Corp. (Semiconductors & Semiconductor Equipment)	52,000	22,555
Formosa Epitaxy, Inc. (Semiconductors & Semiconductor Equipment) (a)	41,000	26,813
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	82,000	77,975
Formosan Rubber Group, Inc. (Chemicals)	52,000	42,768
FSP Technology, Inc. (Electrical Equipment)	35,000	32,173
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	725,462	988,793
Fulltech Fiber Glass Corp. (Electronic Equipment & Instruments)	30,772	12,885
Fwusow Industry Co., Ltd. (Food Products)	58,800	29,428
Gemtek Technology Corp. (Communications Equipment)	36,000	38,317
Getac Technology Corp. (Computers & Peripherals)	92,000	46,812
Gigabyte Technology Co., Ltd. (Computers & Peripherals)	61,000	56,988
Gigastorage Corp. (Computers & Peripherals)	28,000	19,058
Gintech Energy Corp. (Semiconductors & Semiconductor Equipment) (a)	35,000	32,757
Global Brands Manufacture, Ltd. (Electronic Equipment & Instruments)	73,257	25,054
Gloria Material Technology Corp. (Metals & Mining)	25,000	16,683

M-132	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Gold Circuit Electronics, Ltd. (Electronic Equipment & Instruments) (a)	115,000	$27,819
Goldsun Development & Construction Co., Ltd. (Construction Materials)	145,000	57,572
Grand Pacific Petrochemical Corp. (Chemicals)	95,000	55,470
Green Energy Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	29,825	20,947
HannStar Display Corp. (Electronic Equipment & Instruments) (a)	193,000	82,748
Harvatek Corp. (Semiconductors & Semiconductor Equipment)	57,570	22,282
Hey Song Corp. (Beverages)	30,000	38,838
Ho Tung Chemical Corp. (Chemicals) (a)	104,000	45,110
Holy Stone Enterprise Co., Ltd. (Electronic Equipment & Instruments)	11,000	10,919
Hua Nan Financial Holdings Co., Ltd. (Commercial Banks)	239,000	133,970
Hung Poo Real Estate Development Corp. (Real Estate Management & Development)	40,000	39,438
Inotera Memories, Inc. (Semiconductors & Semiconductor Equipment) (a)	371,000	193,726
Inventec Corp. (Computers & Peripherals)	231,840	129,182
ITE Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	34,000	27,340
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	136,000	100,284
Kinpo Electronics (Office Electronics)	6,000	1,732
Kuoyang Construction Co., Ltd. (Real Estate Management & Development)	17,000	11,571
Kwong Fong Industries Corp. (Textiles, Apparel & Luxury Goods) (a)	88,000	48,447
KYE Systems Corp. (Computers & Peripherals) (a)	71,000	26,295
L&K Engineering Co., Ltd. (Commercial Services & Supplies)	23,000	21,948
Lealea Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods)	88,580	31,772
Leofoo Development Co. Ltd. (Hotels, Restaurants & Leisure) (a)	27,000	12,522
Li Peng Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	91,354	37,949
Lien Hwa Industrial Corp. (Food Products)	57,000	37,181
Lingsen Precision Industries, Ltd. (Semiconductors & Semiconductor Equipment)	52,000	27,760

	Shares	Value
Taiwan (continued)
Lite-On Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	23,000	$12,509
Lite-On Technology Corp. (Computers & Peripherals)	59,690	104,758
Macronix International Co., Ltd. (Semiconductors & Semiconductor Equipment)	414,154	96,039
Marketech International Corp. (Electronic Equipment & Instruments)	47,000	28,855
Masterlink Securities Corp. (Capital Markets)	102,000	34,203
Mega Financial Holding Co., Ltd. (Commercial Banks)	952,070	722,685
Mercuries & Associates, Ltd. (Multiline Retail)	16,000	12,599
Micro-Star International Co., Ltd. (Computers & Peripherals)	92,000	48,193
Mirle Automation Corp. (Machinery)	46,350	33,791
Mitac International Corp. (Computers & Peripherals)	128,000	45,911
Motech Industries, Inc. (Semiconductors & Semiconductor Equipment) (a)	26,000	32,835
Nan Ya Printed Circuit Board Corp. (Electronic Equipment & Instruments)	23,000	30,044
Neo Solar Power Corp. (Semiconductors & Semiconductor Equipment) (a)	71,000	53,302
Nien Hsing Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	37,800	35,945
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	971,000	4,713,907
Opto Technology Corp. (Semiconductors & Semiconductor Equipment)	76,000	28,654
Pan-International Industrial Corp. (Electronic Equipment & Instruments) (a)	42,000	32,652
Pegatron Corp. (Computers & Peripherals) (a)	201,000	331,971
Phihong Technology Co., Ltd. (Electrical Equipment)	20,000	13,680
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	61,000	114,587
President Securities Corp. (Capital Markets) (a)	88,580	51,869
Qisda Corp. (Computers & Peripherals) (a)	176,000	39,638
Radium Life Tech Co., Ltd. (Real Estate Management & Development)	47,820	33,826
Ritek Corp. (Computers & Peripherals) (a)	299,000	56,466
SDI Corp. (Semiconductors & Semiconductor Equipment)	42,000	41,690

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-133

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Sheng Yu Steel Co., Ltd. (Metals & Mining)	44,000	$27,380
Shih Wei Navigation Co., Ltd. (Marine)	39,989	27,486
Shihlin Electric & Engineering Corp. (Electrical Equipment)	30,000	35,384
Shin Kong Financial Holding Co., Ltd. (Insurance) (a)	702,000	236,569
Shinkong Synthetic Fibers Corp. (Chemicals)	174,000	55,386
Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	67,000	54,546
Silicon Integrated Systems Corp. (Semiconductors & Semiconductor Equipment) (a)	86,000	29,842
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment)	44,000	56,668
Sinon Corp. (Chemicals)	77,000	38,152
SinoPac Financial Holdings Co., Ltd. (Commercial Banks)	625,149	297,233
Sunrex Technology Corp. (Computers & Peripherals)	47,000	20,465
Supreme Electronics Co., Ltd. (Electronic Equipment & Instruments)	59,000	29,233
TA Chen Stainless Pipe Co., Ltd. (Metals & Mining)	11,000	5,505
Ta Chong Bank, Ltd. (Commercial Banks) (a)	160,680	52,808
TA-I Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	21,842	11,587
Tah Hsin Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	31,000	29,892
Taichung Commercial Bank (Commercial Banks)	157,776	57,118
Tainan Enterprises Co., Ltd. (Textiles, Apparel & Luxury Goods)	28,000	29,942
Tainan Spinning Co., Ltd. (Textiles, Apparel & Luxury Goods)	112,000	52,691
Taishin Financial Holding Co., Ltd. (Commercial Banks)	655,908	288,879
Taisun Enterprise Co., Ltd. (Food Products)	9,070	4,282
Taiwan Business Bank (Commercial Banks) (a)	350,480	104,544
Taiwan Cogeneration Corp. (Independent Power Producers & Energy Traders)	30,000	19,969
Taiwan Cooperative Financial Holding (Commercial Banks)	171,000	94,712
Taiwan Fertilizer Co., Ltd. (Chemicals)	662,670	1,600,791
Taiwan Land Development Corp. (Real Estate Management & Development) (a)	18,046	6,473

	Shares	Value
Taiwan (continued)
Taiwan Paiho, Ltd. (Textiles, Apparel & Luxury Goods)	49,220	$41,303
Taiwan PCB Techvest Co., Ltd. (Electronic Equipment & Instruments)	13,000	16,244
Taiwan Sakura Corp. (Household Durables)	17,000	9,189
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	449,000	1,662,908
Taiwan Surface Mounting Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	18,000	26,486
Taiwan TEA Corp. (Food & Staples Retailing)	98,000	57,059
Taiyen Biotech Co., Ltd. (Food Products)	46,000	35,991
Tatung Co., Ltd. (Household Durables) (a)	219,000	55,168
Teco Electric and Machinery Co., Ltd. (Electrical Equipment)	179,000	179,173
Thinking Electronic Industrial Co., Ltd. (Electronic Equipment & Instruments)	35,000	35,968
Tong Yang Industry Co., Ltd. (Auto Components)	45,760	54,431
Tong-Tai Machine & Tool Co., Ltd. (Machinery)	31,620	24,371
Topoint Technology Co., Ltd. (Electronic Equipment & Instruments)	48,259	28,822
TPK Holding Co., Ltd. (Electronic Equipment & Instruments)	226,000	3,619,499
Tung Ho Steel Enterprise Corp. (Metals & Mining)	87,000	79,247
TYC Brother Industrial Co., Ltd. (Auto Components)	76,762	31,247
Tycoons Group Enterprise (Machinery) (a)	156,000	30,814
Tyntek Corp. (Semiconductors & Semiconductor Equipment) (a)	85,109	19,338
Unimicron Technology Corp. (Electronic Equipment & Instruments)	118,000	112,996
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,581,000	764,889
Universal Cement Corp. (Construction Materials)	59,000	33,564
UPC Technology Corp. (Chemicals)	72,443	36,136
Wafer Works Corp. (Semiconductors & Semiconductor Equipment)	36,000	16,936
Wah Lee Industrial Corp. (Electronic Equipment & Instruments)	5,000	6,882
Walsin Lihwa Corp. (Electrical Equipment) (a)	525,000	149,069
Walton Advanced Engineering, Inc. (Semiconductors & Semiconductor Equipment) (a)	87,000	32,221

M-134	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Wan Hai Lines, Ltd. (Marine) (a)	105,000	$54,127
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment) (a)	327,000	92,521
Wintek Corp. (Electronic Equipment & Instruments) (a)	177,000	77,660
Wistron Corp. (Computers & Peripherals)	167,400	168,958
WT Microelectronics Co., Ltd. (Electronic Equipment & Instruments)	7,209	8,310
WUS Printed Circuit Co., Ltd. (Electronic Equipment & Instruments) (a)	80,000	32,431
Yageo Corp. (Electronic Equipment & Instruments) (a)	204,000	69,087
Yang Ming Marine Transport Corp. (Marine) (a)	85,000	35,309
Yem Chio Co., Ltd. (Commercial Services & Supplies)	52,436	36,303
Yieh Phui Enterprise Co., Ltd. (Metals & Mining)	108,120	30,014
Young Fast Optoelectronics Co., Ltd. (Electronic Equipment & Instruments)	7,000	11,701
Yuanta Financial Holding Co., Ltd. (Capital Markets)	963,000	501,245
Yuen Foong Yu Paper Manufacturing Co., Ltd. (Paper & Forest Products)	50,000	22,855
Yulon Motor Co., Ltd. (Automobiles)	98,000	156,952
Zig Sheng Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	82,364	25,448

		33,164,929

Thailand 3.9%
Bangchak Petroleum PCL (Oil, Gas & Consumable Fuels)	73,400	81,648
Bangkok Bank PCL (Commercial Banks)	127,800	840,600
Bangkok Expressway PCL (Transportation Infrastructure)	67,400	77,690
Bangkokland PCL (Real Estate Management & Development)	1,553,900	76,655
Banpu PCL (Oil, Gas & Consumable Fuels)	11,600	90,137
Calcomp Electronics Thailand PCL (Electronic Equipment, Instruments & Components)	35,800	3,163
Esso Thailand PCL (Oil, Gas & Consumable Fuels)	184,300	40,407
Hana Microelectronics PCL (Electronic Equipment & Instruments)	57,800	36,154
IRPC PCL (Oil, Gas & Consumable Fuels)	1,087,900	115,753
Kasikornbank PCL, NVDR (Commercial Banks)	799,000	4,920,490

	Shares	Value
Thailand (continued)
KGI Securities Thailand PCL (Capital Markets)	488,300	$46,602
Kiatnakin Bank PCL (Commercial Banks)	35,000	59,810
LH Financial Group PCL (Commercial Banks)	411,783	17,127
Polyplex PCL (Containers & Packaging)	67,000	17,714
Precious Shipping PCL (Marine)	59,500	33,956
Property Perfect PCL (Real Estate Management & Development)	790,500	31,859
PTT Global Chemical PCL (Chemicals)	239,900	533,713
PTT PCL (Oil, Gas & Consumable Fuels)	58,600	632,952
Saha-Union PCL (Textiles, Apparel & Luxury Goods)	31,200	38,227
Sahaviriya Steel Industries PCL (Metals & Mining) (a)	1,232,200	15,892
Sri Trang Agro-Industry PCL (Auto Components)	70,700	28,494
Tata Steel Thailand PCL (Metals & Mining) (a)	521,500	13,115
Thai Airways International PCL (Airlines)	116,300	92,620
♦Thai Oil PCL (Oil, Gas & Consumable Fuels)	3,632,100	7,377,795
Thanachart Capital PCL (Commercial Banks)	70,400	87,390
Thoresen Thai Agencies PCL (Marine) (a)	64,120	34,112
TPI Polene PCL (Construction Materials)	97,000	35,028
Vinythai PCL (Chemicals)	51,000	19,239

		15,398,342

Turkey 0.6%
Adana Cimento Sanayii TAS Class A (Construction Materials)	15,372	33,873
Akenerji Elektrik Uretim AS (Independent Power Producers & Energy Traders) (a)	33,348	24,034
Aksa Akrilik Kimya Sanayii (Textiles, Apparel & Luxury Goods)	13,078	45,973
Anadolu Cam Sanayii AS (Containers & Packaging)	21,699	30,827
Anadolu Sigorta (Insurance) (a)	72,371	46,529
Asya Katilim Bankasi AS (Commercial Banks) (a)	63,974	59,373
Dogan Sirketler Grubu Holding AS (Industrial Conglomerates) (a)	111,747	56,201
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Pharmaceuticals)	33,519	36,322
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	113,087	116,681
Gentas Genel Metal Sanayi ve Ticaret AS (Commercial Services & Supplies)	39,557	25,022
Global Yatirim Holding AS (Diversified Financial Services)	55,866	40,552

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-135

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Turkey (continued)
GSD Holding (Commercial Banks) (a)	102,720	$63,910
Ihlas Holding AS (Industrial Conglomerates) (a)	87,504	37,203
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A (Metals & Mining) (a)	26,759	27,055
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D (Metals & Mining) (a)	36,922	27,567
KOC Holding AS (Industrial Conglomerates)	47,218	226,701
Petkim Petrokimya Holding AS (Chemicals) (a)	6,352	9,320
Polyester Sanayi AS (Chemicals) (a)	47,176	22,992
Sekerbank TAS (Commercial Banks) (a)	21,585	20,928
Soda Sanayii AS (Chemicals)	21,843	28,200
Tekfen Holding AS (Construction & Engineering)	14,345	49,088
Trakya Cam Sanayi AS (Building Products)	26,896	36,815
Turcas Petrol AS (Oil, Gas & Consumable Fuels)	19,924	32,954
Turk Hava Yollari (Airlines)	71,341	277,419
Turkiye Is Bankasi Class C (Commercial Banks)	203,559	601,590
Turkiye Sinai Kalkinma Bankasi AS (Commercial Banks)	39,742	39,357
Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	55,873	78,217
Turkiye Vakiflar Bankasi Tao Class D (Commercial Banks)	96,933	241,742
Vestel Elektronik Sanayi ve Ticaret AS (Household Durables) (a)	24,553	29,789

		2,366,234

Total Common Stocks (Cost $408,720,223)		361,406,729

Exchange Traded Funds 2.6% (e)
India 0.9%
PowerShares India Portfolio (Capital Markets)	216,598	3,589,029

United States 1.7%
iShares MSCI Emerging Markets Index Fund (Capital Markets)	174,501	6,730,503

Total Exchange Traded Funds (Cost $11,697,230)		10,319,532

Preferred Stocks 3.2%
Brazil 3.2%
Banco Industrial e Comercial S.A. 11.43% (Commercial Banks)	15,600	30,063

	Shares	Value
Brazil (continued)
Banco Panamericano S.A. 0.00% (Commercial Banks) (a)	22,900	$54,906
Cia Ferro Ligas da Bahia—Ferbasa 1.99% (Metals & Mining)	15,311	86,390
Cia Paranaense de Energia Class B 3.71% (Electric Utilities)	374,830	4,649,783
Eucatex S.A. Industria e Comercio 3.07% (Paper & Forest Products)	8,300	23,248
Forjas Taurus S.A. 2.39% (Aerospace & Defense)	49,000	54,900
Gerdau S.A. 1.50% (Metals & Mining)	56,000	316,472
Inepar S.A. Industria e Construcoes 0.00% (Electrical Equipment) (a)	7,200	4,517
Suzano Papel e Celulose S.A. 1.15% (Paper & Forest Products)	84,800	313,532
Unipar Participacoes S.A. 2.20% (Chemicals)	200,800	41,396
Usinas Siderurgicas de Minas Gerais S.A. 0.00% (Metals & Mining) (a)	110,400	367,612
Vale S.A. 7.59% (Metals & Mining)	558,800	6,774,168

		12,716,987

Colombia 0.0%‡
Grupo de Inversiones Suramericana S.A. 2.73% (Diversified Financial Services)	4,182	82,566

Total Preferred Stocks (Cost $18,656,569)		12,799,553

	Number of Rights
Rights 0.0%‡
Brazil 0.0%‡
TPI—Triunfo Participacoes e Investimentos S.A. Expires 7/8/13 (Transportation Infrastructure) (a)	1,541	7

Poland 0.0%‡
Polimex-Mostostal S.A. Expires 12/31/13 (Construction & Engineering) (a)(b)(c)	58,304	2

Total Rights (Cost $0)		9

M-136	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants 0.0%‡
Thailand 0.0%‡
Bangkokland PCL Expires 6/22/18 (Real Estate Management & Development) (a)(b)(c)	523,198	$2

Total Warrants (Cost $0)		2

	Principal Amount
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
United States 2.1%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $8,162,155 (Collateralized by Government Agency securities with rates between 1.96% and 2.08% and maturity dates between 11/2/22 and 11/7/22, with a Principal Amount of $8,790,000 and a Market Value of $8,329,977) (Capital Markets)	$8,162,148	8,162,148

Total Short-Term Investment (Cost $8,162,148)		8,162,148

Total Investments (Cost $447,236,170) (f)	99.4%	392,687,973
Other Assets, Less Liabilities	0.6	2,215,164
Net Assets	100.0%	$394,903,137

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.

(b)	Illiquid security—The total market value of these securities as of June 30, 2013, is $120,531, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(c)	Fair valued security—The total market value of these securities as of June 30, 2013, is $240,839, which represents 0.1% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(f)	As of June 30, 2013, cost is $451,396,904 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$13,806,698
Gross unrealized depreciation	(72,515,629)

Net unrealized depreciation	$(58,708,931)

The following abbreviations are used in the above Portfolio:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-137

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$361,165,894	$—	$240,835	$361,406,729
Exchange Traded Funds	10,319,532	—	—	10,319,532
Preferred Stocks	12,799,553	—	—	12,799,553
Rights (c)	7	—	2	9
Warrants (d)	—	—	2	2
Short-Term Investment
Repurchase Agreement	—	8,162,148	—	8,162,148

Total Investments in Securities	$384,284,986	$8,162,148	$240,839	$392,687,973

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $120,527, $76,493 and $43,815 are securities listed under China, Malaysia and Republic of Korea within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 security valued at $2 is a security listed under Poland within the Rights section of the Portfolio of Investments.

(d)	The Level 3 security valued at $2 is a security listed under Thailand within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2013, foreign securities with a total value of $279,364,463 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared to prior year prices which were adjusted for events after the market close. As of December 31, 2012, prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. As of June 30, 2013, fair value of these securities are based on quoted prices in active markets for identical investments. (See Note 2)

As of June 30, 2013, a foreign security with a total value of $42,380 was transferred from Level 3 to Level 1 as the price of this security was based on a quoted price compared to prior year price which was fair valued. (See Note 2)

As of June 30, 2013, foreign securities with a total value of $215,542 were transferred from Level 2 to Level 3 as these securities were fair valued when compared to prior year prices which were based on quoted prices. As of December 31, 2012, prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2013 (a)
Common Stocks
China	$42,382	$—	$—	$11,978	$—	$—	$108,547	$(42,380)	$120,527	$11,978
Malaysia	—	—	—	1,321	—	—	75,172	—	76,493	1,321
Republic of Korea	—	—	240	11,992	—	(240)	31,823	—	43,815	11,992
Rights										—
Poland	697	—	—	(695)	—	—	—	—	2	(695)
Warrants
Thailand	—	—	—	2	—	—	—	—	2	2

Total	$43,079	$—	$240	$24,598	$—	$(240)	$215,542	$(42,380)	$240,839	$24,598

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-138	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio investments by industry.

Industry Diversification

	Value	Percent†
Aerospace & Defense	$5,048,658	1.3%
Air Freight & Logistics	41,220	0.0	‡
Airlines	3,871,421	1.0
Auto Components	7,776,105	2.0
Automobiles	17,314,289	4.4
Beverages	4,591,523	1.2
Building Products	236,190	0.1
Capital Markets	20,252,553	5.1
Chemicals	8,632,230	2.2
Commercial Banks	80,316,137	20.3
Commercial Services & Supplies	150,165	0.0	‡
Communications Equipment	229,552	0.1
Computers & Peripherals	5,644,061	1.4
Construction & Engineering	2,335,779	0.6
Construction Materials	5,234,470	1.3
Containers & Packaging	223,245	0.1
Distributors	22,062	0.0	‡
Diversified Financial Services	1,601,051	0.4
Diversified Telecommunication Services	3,515,112	0.9
Electric Utilities	6,819,981	1.7
Electrical Equipment	561,228	0.1
Electronic Equipment & Instruments	6,342,462	1.6
Electronic Equipment, Instruments & Components	3,163	0.0	‡
Energy Equipment & Services	99,917	0.0	‡
Food & Staples Retailing	794,031	0.2
Food Products	3,262,289	0.8
Gas Utilities	15,806	0.0	‡
Health Care Equipment & Supplies	51,800	0.0	‡
Health Care Providers & Services	64,950	0.0	‡
Hotels, Restaurants & Leisure	8,014,100	2.0
Household Durables	3,373,630	0.9
Independent Power Producers & Energy Traders	44,003	0.0	‡
Industrial Conglomerates	5,953,146	1.5
Insurance	1,872,501	0.5
IT Services	6,922,671	1.8
Leisure Equipment & Products	94,599	0.0	‡
Machinery	19,110,436	4.8
Marine	3,264,813	0.8
Media	408,112	0.1
Metals & Mining	44,262,750	11.2
Multi-Utilities	277,075	0.1
Multiline Retail	6,633,850	1.7
Office Electronics	1,732	0.0	‡
Oil, Gas & Consumable Fuels	47,374,410	12.0
Paper & Forest Products	3,525,226	0.9

	Value	Percent†
Personal Products	$27,264	0.0	%‡
Pharmaceuticals	1,889,761	0.5
Professional Services	3,668	0.0	‡
Real Estate Management & Development	4,328,827	1.1
Road & Rail	89,298	0.0	‡
Semiconductors & Semiconductor Equipment	12,131,184	3.1
Software	129,040	0.0	‡
Specialty Retail	188,137	0.0	‡
Textiles, Apparel & Luxury Goods	686,085	0.2
Trading Companies & Distributors	2,318,809	0.6
Transportation Infrastructure	1,595,118	0.4
Water Utilities	1,886,493	0.5
Wireless Telecommunication Services	31,229,785	7.9

	392,687,973	99.4
Other Assets, Less Liabilities	2,215,164	0.6

Net Assets	$394,903,137	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-139

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $447,236,170)	$392,687,973
Cash denominated in foreign currencies (identified cost $538,728)	535,177
Receivables:
Investment securities sold	2,153,303
Dividends and interest	1,641,631
Fund shares sold	194,233
Other assets	2,494

Total assets	397,214,811

Liabilities
Payables:
Investment securities purchased	1,526,650
Manager (See Note 3)	393,474
Professional fees	100,334
Custodian	77,631
Foreign capital gains tax (See Note 2(D))	71,047
Fund shares redeemed	63,046
NYLIFE Distributors (See Note 3)	44,352
Shareholder communication	30,356
Trustees	767
Accrued expenses	4,017

Total liabilities	2,311,674

Net assets	$394,903,137

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,163
Additional paid-in capital	449,552,745

449,597,908
Undistributed net investment income	5,414,759
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(5,468,609)
Net unrealized appreciation (depreciation) on investments (b)	(54,619,244)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(21,677)

Net assets	$394,903,137

Initial Class
Net assets applicable to outstanding shares	$182,577,548

Shares of beneficial interest outstanding	20,841,399

Net asset value per share outstanding	$8.76

Service Class
Net assets applicable to outstanding shares	$212,325,589

Shares of beneficial interest outstanding	24,321,486

Net asset value per share outstanding	$8.73

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax of $142,084.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax of $71,047.

M-140	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,063,895
Interest	407

Total income	6,064,302

Expenses
Manager (See Note 3)	2,577,880
Distribution and service—Service Class (See Note 3)	296,969
Custodian	266,162
Shareholder communication	31,792
Professional fees	19,031
Trustees	4,898
Miscellaneous	10,261

Total expenses	3,206,993

Net investment income (loss)	2,857,309

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (b)	2,329,029
Foreign currency transactions	(171,987)

Net realized gain (loss) on investments and foreign currency transactions	2,157,042

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(66,236,978)
Translation of other assets and liabilities in foreign currencies	(27,443)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(66,264,421)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(64,107,379)

Net increase (decrease) in net assets resulting from operations	$(61,250,070)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $850,284.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $142,084.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $71,047.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-141

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,857,309	$3,508,427
Net realized gain (loss) on investments and foreign currency transactions	2,157,042	(8,576,628)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(66,264,421)	11,623,500

Net increase (decrease) in net assets resulting from operations	(61,250,070)	6,555,299

Capital share transactions:
Net proceeds from sale of shares	55,968,988	496,980,175
Cost of shares redeemed	(46,135,392)	(57,215,863)

Increase (decrease) in net assets derived from capital share transactions	9,833,596	439,764,312

Net increase (decrease) in net assets	(51,416,474)	446,319,611

Net Assets
Beginning of period	446,319,611	—

End of period	$394,903,137	$446,319,611

Undistributed net investment income at end of period	$5,414,759	$2,557,450

M-142	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.12		$10.00

Net investment income (loss) (a)	0.07		0.09
Net realized and unrealized gain (loss) on investments	(1.43)		0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)

Total from investment operations	(1.36)		0.12

Net asset value at end of period	$8.76		$10.12

Total investment return (b)(c)	(13.44%)		1.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	% ††	1.15%††
Net expenses	1.35	% ††	1.40%††
Portfolio turnover rate	45%		81%
Net assets at end of period (in 000’s)	$182,578		$190,688

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.10		$10.00

Net investment income (loss) (a)	0.06		0.08
Net realized and unrealized gain (loss) on investments	(1.43)		0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.02)

Total from investment operations	(1.37)		0.10

Net asset value at end of period	$8.73		$10.10

Total investment return (b)(c)	(13.56%)		1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20	% ††	0.96%††
Net expenses	1.60	% ††	1.65%††
Portfolio turnover rate	45%		81%
Net assets at end of period (in 000’s)	$212,326		$255,631

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-143

MainStay VP Eagle Small Cap Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	13.29%	22.93%	9.52%	0.86%
Service Class Shares	13.15	22.62	9.25	1.11

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Russell 2000® Growth Index[2]	17.44%	23.67%	13.81%
Average Lipper Variable Products Small-Cap Growth Portfolio[3]	16.63	22.81	12.54

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-144	MainStay VP Eagle Small Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2013, to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,132.90	$4.50	$1,020.60	$4.26

Service Class Shares	$1,000.00	$1,131.50	$5.81	$1,019.30	$5.51

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-145

Industry Composition as of June 30, 2013 (Unaudited)

Software	7.6%
Biotechnology	7.1
Specialty Retail	6.7
Hotels, Restaurants & Leisure	6.2
Health Care Equipment & Supplies	5.7
Internet Software & Services	5.4
Machinery	4.0
Health Care Providers & Services	3.9
Semiconductors & Semiconductor Equipment	3.9
Electronic Equipment & Instruments	3.6
Chemicals	3.5
Real Estate Investment Trusts	3.1
Aerospace & Defense	3.0
Food & Staples Retailing	2.8
Energy Equipment & Services	2.7
Oil, Gas & Consumable Fuels	2.6
Household Durables	1.8
Road & Rail	1.8
Construction Materials	1.6
Life Sciences Tools & Services	1.6
Health Care Technology	1.5

Pharmaceuticals	1.5%
Commercial Services & Supplies	1.3
Electrical Equipment	1.3
Insurance	1.3
Building Products	1.2
Metals & Mining	1.2
Airlines	1.1
Food Products	1.1
Textiles, Apparel & Luxury Goods	1.1
Thrifts & Mortgage Finance	1.1
Communications Equipment	1.0
Commercial Banks	0.9
Construction & Engineering	0.9
Consumer Finance	0.8
Air Freight & Logistics	0.7
Diversified Financial Services	0.6
Computers & Peripherals	0.4
Diversified Consumer Services	0.3
Short-Term Investment	2.2
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page M-149 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Genesco, Inc.

2.	GeoSpace Technologies Corp.

3.	Geo Group, Inc. (The)

4.	Theravance, Inc.

5.	Vitamin Shoppe, Inc.
6.	SHFL Entertainment, Inc.

7.	Bally Technologies, Inc.

8.	United Therapeutics Corp.

9.	PAREXEL International Corp.

10.	Texas Industries, Inc.

M-146	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen and Eric Mintz of Eagle Asset Management LLC (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Eagle Small Cap Growth Portfolio returned 13.29% for Initial Class shares and 13.15% for Service Class shares. Over the same period, both share classes underperformed the 17.44% return of the Russell 2000® Growth Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 16.63% return of the average Lipper Variable Products Small-Cap Growth Portfolio for the six months ended June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Several factors affected the Portfolio’s underperformance of the Russell 2000® Growth Index during the reporting period. Specialty retailer Vitamin Shoppe, a strong long-term performer, sold off early in the reporting period, and this contributed to relative underperformance in the consumer discretionary sector. In the information technology sector, a position in computers & peripherals company Fusion-io detracted from relative returns. The Portfolio’s materials sector holdings, on the other hand, outperformed slightly because of a modestly overweight position as well as solid returns from construction materials holding Texas Industries.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The Portfolio’s relative performance in the materials sector was boosted by solid returns and a modest overweight in the construction materials industry. The consumer discretionary, information technology and health care sectors detracted from relative performance. Health care detracted because holdings in health care equipment & supplies and in health care technology posted below-benchmark returns during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s top-performing stocks during the reporting period were biotechnology company Ther-

avance, energy equipment & services company Lufkin Industries and drug company Salix Pharmaceuticals. Theravance is focused on developing therapies for respiratory diseases and bacterial infections. Shares of the stock rose sharply during the reporting period when the Food and Drug Administration (FDA) approved the company’s chronic obstructive pulmonary disease (COPD) inhaler-based therapy Breo Ellipta. Lufkin Industries manufactures pump jacks used in the enhanced oil-recovery process. The company’s stock advanced when General Electric announced its intention to purchase Lufkin Industries at a substantial premium. Salix Pharmaceuticals specializes in drug therapies for gastrointestinal ailments. Industry feedback regarding one of its new drugs has been overwhelmingly positive, and the company has generated impressive sales growth for the product in a largely underpenetrated market.

The Portfolio’s worst-performing stocks during the reporting period period were energy equipment & services company Geospace Technologies, specialty retailer Vitamin Shoppe and mobile technology company Vocera Communications. Geospace Technologies makes seismic instruments used in monitoring oil and natural gas reserves. After reaching all-time highs earlier in 2013, the company’s shares took a breather in the second quarter as the company missed estimates because of the timing of some large contract orders. We believe Geospace Technologies continues to have strong prospects for its innovative seismic-recording systems. Vitamin Shoppe sells vitamins, sports nutrition, and health and beauty aids. The stock had been a strong long-term performer for the Portfolio, but it suffered a sharp sell-off following a slight earnings miss and guidance that is yet to be realized. Significant secular tailwinds for retailers of vitamins and supplements, including the aging baby boomer population and increasing public health awareness, should bode well for Vitamin Shoppe. The company has continued to gain market share and maintain solid earnings growth. Vocera Communications makes hands-free devices used by physicians and many hospital personnel. These devices simplify communication between highly mobile and often difficult-to-locate individuals in a fast-paced hospital environment. The company reported a substantially weaker-than-expected quarter and lowered guidance on reduced growth visibility in the near term.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-147

Did the Portfolio make any significant purchases or sales during the reporting period?

Security software provider Imperva was a new purchase for the Portfolio. The company is expected to benefit from a rapidly expanding cybersecurity market as data-security issues and hacking threats continue to create problems for technology departments around the world.

The Portfolio also purchased shares of PGT. The company manufactures residential impact-resistant windows and door products that are sold by autho-rized dealers throughout the U.S. Gulf Coast region. Housing starts and permit activity in Florida—PGT’s primary market—have begun to materially rebound from 2009 trough levels. The company expects to leverage a lower-cost operating structure as it seeks to take advantage of the housing recovery.

Avis Budget Group was another new purchase for the Portfolio during the reporting period. The company provides a complete range of vehicle rental services through its namesake rental operations Avis and Budget. Management has established a disciplined approach to firm growth through realization of price improvements in its North American segment, closer scrutiny of potential bids for commercial contracts where profitability is questionable, and alignment of salesforce incentives with profitability measures. Avis Budget Group also recently completed its acquisition of Zipcar, which we believe may provide further upside potential for the stock.

During the first half of 2013, we sold shares of BioMarin Pharmaceutical. The company develops innovative therapies for a variety of rare diseases as well as for several cancers. We sold the stock when the company’s market capitalization moved substantially above the range we consider acceptable for the Portfolio.

We also sold the Portfolio’s entire position in Regal-Beloit, a manufacturer of electric motors, generators and controls for heating, ventilation and air conditioning units as well as for commercial and industrial applications. The company has recently encountered competitive challenges, with a large customer deciding to outsource production previously contracted with Regal-Beloit. Management has adjusted guidance accordingly to reset investor expectations.

The Portfolio also sold its position in Terex, a manufacturer of a wide range of heavy equipment and machinery. As the company’s aerial work platform segment matured and helped smooth out growth expectations for Terex, we sold the stock and purchased competitor Manitowoc, which we believe enjoys greater leverage in the burgeoning crane cycle.

How did the Portfolio’s sector weightings change during the reporting period?

Generally speaking, changes in sector weights tend to be gradual and often result from appreciation or depreciation of holdings over time. During the reporting period, the Portfolio’s weighting in the energy sector shifted from overweight relative to the Russell 2000® Growth Index to relatively neutral. The change came when we sold the Portfolio’s position in Lufkin Industries during the second quarter, after the announcement that the company would be acquired. By the time we sold the stock, its price largely reflected the acquisition premium. Also, favorable trends observed within pockets of the information technology sector resulted in select additions within the sector. These additions helped move the Portfolio from a modestly underweight position in information technology to a neutral position in relation to the Russell 2000® Growth Index.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, the Portfolio held a modestly overweight position relative to the Russell 2000® Growth Index in the materials sector. As of the same date, exposure to the industrials sector was modestly underweight, after one of the Portfolio’s industrials-sector holdings was reclassified into the financials sector according to the Global Industry Classification Standard (GICS) during the reporting period. As of June 30, 2013, the Portfolio held an underweight position in consumer staples in light of meager growth opportunities within the sector. Since Russell reconstitutes its indexes at the end of June every year, some dispersion of sector weights is to be expected.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-148	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 97.9%†
Aerospace & Defense 3.0%
Hexcel Corp. (a)	175,992	$5,992,528
Triumph Group, Inc.	64,228	5,083,646

		11,076,174

Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	57,451	2,514,056

Airlines 1.1%
JetBlue Airways Corp. (a)	502,230	3,164,049
US Airways Group, Inc. (a)	64,016	1,051,143

		4,215,192

Biotechnology 7.1%
Acorda Therapeutics, Inc. (a)	128,716	4,246,341
Ariad Pharmaceuticals, Inc. (a)	184,519	3,227,237
Cubist Pharmaceuticals, Inc. (a)	68,983	3,331,879
Seattle Genetics, Inc. (a)	86,589	2,724,090
♦Theravance, Inc. (a)	173,061	6,668,041
♦United Therapeutics Corp. (a)	94,626	6,228,283

		26,425,871

Building Products 1.2%
PGT, Inc. (a)	234,853	2,036,175
Trex Co., Inc. (a)	55,428	2,632,276

		4,668,451

Chemicals 3.5%
Axiall Corp.	103,394	4,402,516
Huntsman Corp.	191,505	3,171,323
Quaker Chemical Corp.	90,756	5,627,780

		13,201,619

Commercial Banks 0.9%
UMB Financial Corp.	62,387	3,473,084

Commercial Services & Supplies 1.3%
Waste Connections, Inc.	118,901	4,891,587

Communications Equipment 1.0%
Ixia (a)	96,178	1,769,675
Riverbed Technology, Inc. (a)	137,295	2,136,310

		3,905,985

Computers & Peripherals 0.4%
Fusion-io, Inc. (a)	110,050	1,567,112

Construction & Engineering 0.9%
Northwest Pipe Co. (a)	113,981	3,180,070

	Shares	Value
Construction Materials 1.6%
♦Texas Industries, Inc. (a)	92,895	$6,051,180

Consumer Finance 0.8%
Cash America International, Inc.	65,433	2,974,584

Diversified Consumer Services 0.3%
Sotheby’s	32,228	1,221,763

Diversified Financial Services 0.6%
KKR Financial Holdings LLC	195,512	2,062,652

Electrical Equipment 1.3%
General Cable Corp.	91,389	2,810,212
Thermon Group Holdings, Inc. (a)	108,850	2,220,540

		5,030,752

Electronic Equipment & Instruments 3.6%
Coherent, Inc.	69,330	3,818,003
InvenSense, Inc. (a)	262,156	4,031,959
IPG Photonics Corp.	67,746	4,114,215
Universal Display Corp. (a)	47,480	1,334,663

		13,298,840

Energy Equipment & Services 2.7%
Dril-Quip, Inc. (a)	22,099	1,995,319
♦GeoSpace Technologies Corp. (a)	116,177	8,025,507

		10,020,826

Food & Staples Retailing 2.8%
Fresh Market, Inc. (The) (a)	98,825	4,913,579
Natural Grocers by Vitamin Cottage, Inc. (a)	177,211	5,493,541

		10,407,120

Food Products 1.1%
WhiteWave Foods Co. Class A (a)	253,775	4,123,844

Health Care Equipment & Supplies 5.7%
ArthroCare Corp. (a)	173,546	5,992,543
Cooper Cos., Inc. (The)	47,589	5,665,470
HeartWare International, Inc. (a)	43,096	4,098,861
Sirona Dental Systems, Inc. (a)	87,402	5,758,044

		21,514,918

Health Care Providers & Services 3.9%
Air Methods Corp.	99,625	3,375,295
Centene Corp. (a)	113,025	5,929,291
Emeritus Corp. (a)	63,306	1,467,433
Team Health Holdings, Inc. (a)	91,950	3,776,387

		14,548,406

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-149

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Technology 1.5%
MedAssets, Inc. (a)	244,756	$4,341,972
Vocera Communications, Inc. (a)	83,326	1,224,892

		5,566,864

Hotels, Restaurants & Leisure 6.2%
♦Bally Technologies, Inc. (a)	113,633	6,411,174
BJ’s Restaurants, Inc. (a)	64,126	2,379,075
Chuy’s Holdings, Inc. (a)	62,730	2,405,068
Orient-Express Hotels, Ltd. (a)	215,420	2,619,507
Pinnacle Entertainment, Inc. (a)	153,285	3,015,116
♦SHFL Entertainment, Inc. (a)	362,336	6,416,970

		23,246,910

Household Durables 1.8%
Meritage Homes Corp. (a)	69,955	3,033,249
Universal Electronics, Inc. (a)	130,547	3,672,287

		6,705,536

Insurance 1.3%
Validus Holdings, Ltd.	135,560	4,896,427

Internet Software & Services 5.4%
Angie’s List, Inc. (a)	101,021	2,682,107
Cornerstone OnDemand, Inc. (a)	125,099	5,415,536
Demandware, Inc. (a)	69,597	2,951,609
Marin Software, Inc. (a)	115,195	1,179,597
Monster Worldwide, Inc. (a)	724,432	3,556,961
Trulia, Inc. (a)	137,819	4,284,793

		20,070,603

Life Sciences Tools & Services 1.6%
♦PAREXEL International Corp. (a)	132,908	6,105,794

Machinery 4.0%
Chart Industries, Inc. (a)	34,364	3,233,309
Colfax Corp. (a)	80,377	4,188,445
Manitowoc Co., Inc. (The)	151,081	2,705,861
WABCO Holdings, Inc. (a)	30,915	2,309,041
Woodward, Inc.	65,775	2,631,000

		15,067,656

Metals & Mining 1.2%
RTI International Metals, Inc. (a)	168,205	4,660,961

Oil, Gas & Consumable Fuels 2.6%
Gulfport Energy Corp. (a)	112,404	5,290,856
Oasis Petroleum, Inc. (a)	114,578	4,453,647

		9,744,503

	Shares	Value
Pharmaceuticals 1.5%
Salix Pharmaceuticals, Ltd. (a)	83,879	$5,548,596

Real Estate Investment Trusts 3.1%
♦Geo Group, Inc. (The)	220,552	7,487,740
Redwood Trust, Inc.	78,791	1,339,447
Two Harbors Investment Corp.	268,674	2,753,909

		11,581,096

Road & Rail 1.8%
Avis Budget Group, Inc. (a)	62,585	1,799,319
Landstar System, Inc.	58,738	3,025,007
Quality Distribution, Inc. (a)	194,976	1,723,588

		6,547,914

Semiconductors & Semiconductor Equipment 3.9%
Cavium, Inc. (a)	125,765	4,448,308
EZchip Semiconductor, Ltd. (a)	75,392	2,034,830
Teradyne, Inc. (a)	262,734	4,616,236
Veeco Instruments, Inc. (a)	102,002	3,612,911

		14,712,285

Software 7.6%
Compuware Corp.	171,166	1,771,568
Concur Technologies, Inc. (a)	38,464	3,130,200
Fortinet, Inc. (a)	220,334	3,855,845
Guidewire Software, Inc. (a)	59,459	2,500,251
Imperva, Inc. (a)	52,558	2,367,212
NICE Systems, Ltd., Sponsored ADR	101,202	3,733,342
QLIK Technologies, Inc. (a)	153,105	4,328,278
Sourcefire, Inc. (a)	49,025	2,723,339
TIBCO Software, Inc. (a)	80,184	1,715,938
Ultimate Software Group, Inc. (a)	20,308	2,381,925

		28,507,898

Specialty Retail 6.7%
Chico’s FAS, Inc.	132,261	2,256,373
Francesca’s Holdings Corp. (a)	148,078	4,115,087
♦Genesco, Inc. (a)	180,537	12,094,174
♦Vitamin Shoppe, Inc. (a)	145,155	6,508,750

		24,974,384

Textiles, Apparel & Luxury Goods 1.1%
Steven Madden, Ltd. (a)	88,140	4,264,213

Thrifts & Mortgage Finance 1.1%
Home Loan Servicing Solutions, Ltd.	165,091	3,957,231

Total Common Stocks (Cost $321,922,485)		366,532,957

M-150	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $8,343,652 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $8,965,000 and a Market Value of $8,510,618)	$8,343,645	$8,343,645

Total Short-Term Investment (Cost $8,343,645)		8,343,645

Total Investments (Cost $330,266,130) (b)	100.1%	374,876,602
Other Assets, Less Liabilities	(0.1)	(527,605)
Net Assets	100.0%	$374,348,997
(a)	Non-income producing security.

(b)	As of June 30, 2013, cost is $331,682,989 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$57,427,573
Gross unrealized depreciation	(14,233,960)

Net unrealized appreciation	$43,193,613

The following abbreviation is used in the above portfolio:

ADR—American	Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$366,532,957	$—	$—	$366,532,957
Short-Term Investment
Repurchase Agreement	—	8,343,645	—	8,343,645

Total Investments in Securities	$366,532,957	$8,343,645	$—	$374,876,602

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-151

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $330,266,130)	$374,876,602
Receivables:
Investment securities sold	1,251,421
Dividends and interest	136,693
Fund shares sold	34,947
Other assets	1,766

Total assets	376,301,429

Liabilities
Payables:
Investment securities purchased	1,396,721
Manager (See Note 3)	246,481
Fund shares redeemed	239,103
Professional fees	31,348
Shareholder communication	25,696
NYLIFE Distributors (See Note 3)	10,418
Custodian	1,466
Trustees	676
Accrued expenses	523

Total liabilities	1,952,432

Net assets	$374,348,997

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,074
Additional paid-in capital	332,386,193

332,419,267
Net investment loss	(99,538)
Accumulated net realized gain (loss) on investments	(2,581,204)
Net unrealized appreciation (depreciation) on investments	44,610,472

Net assets	$374,348,997

Initial Class
Net assets applicable to outstanding shares	$323,769,762

Shares of beneficial interest outstanding	28,592,326

Net asset value per share outstanding	$11.32

Service Class
Net assets applicable to outstanding shares	$50,579,235

Shares of beneficial interest outstanding	4,481,961

Net asset value per share outstanding	$11.29

M-152	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,217,878
Interest	126

Total income	1,218,004

Expenses
Manager (See Note 3)	1,440,086
Distribution and service—Service Class (See Note 3)	61,273
Shareholder communication	25,277
Professional fees	24,489
Custodian	5,458
Trustees	3,893
Miscellaneous	7,699

Total expenses	1,568,175

Net investment income (loss)	(350,171)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	6,058,653
Net change in unrealized appreciation (depreciation) on investments	36,707,440

Net realized and unrealized gain (loss) on investments	42,766,093

Net increase (decrease) in net assets resulting from operations	$42,415,922

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,429.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-153

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(350,171)	$448,660
Net realized gain (loss) on investments	6,058,653	(8,837,884)
Net change in unrealized appreciation (depreciation) on investments	36,707,440	7,903,032

Net increase (decrease) in net assets resulting from operations	42,415,922	(486,192)

Capital share transactions:
Net proceeds from sale of shares	52,220,034	374,820,551
Cost of shares redeemed	(38,512,900)	(56,108,418)

Increase (decrease) in net assets derived from capital share transactions	13,707,134	318,712,133

Net increase (decrease) in net assets	56,123,056	318,225,941

Net Assets
Beginning of period	318,225,941	—

End of period	$374,348,997	$318,225,941

Undistributed net investment income (loss) at end of period	$(99,538)	$250,633

M-154	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$9.99		$10.00

Net investment income (loss)	(0.01	)(a)	0.02
Net realized and unrealized gain (loss) on investments	1.34		(0.03)

Total from investment operations	1.33		(0.01)

Net asset value at end of period	$11.32		$9.99

Total investment return (b)(c)	13.31%		(0.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16	%)††	0.22	% ††
Net expenses	0.85	% ††	0.86	% ††
Portfolio turnover rate	19%		78%
Net assets at end of period (in 000’s)	$323,770		$272,908

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$9.97		$10.00

Net investment income (loss)	(0.02	)(a)	(0.01)
Net realized and unrealized gain (loss) on investments	1.34		(0.02)

Total from investment operations	1.32		(0.03)

Net asset value at end of period	$11.29		$9.97

Total investment return (b)(c)	13.24%		(0.30%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41	%)††	(0.09	%)††
Net expenses	1.10	% ††	1.11	% ††
Portfolio turnover rate	19%		78%
Net assets at end of period (in 000’s)	$50,579		$45,318

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-155

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[1]
Initial Class Shares	1.62%	5.56%	4.34%	3.99%	0.65%
Service Class Shares	1.49	5.29	4.08	3.73	0.90

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (5/2/05)
Credit Suisse Leveraged Loan Index[2]	2.81%	7.64%	5.77%	4.91%
Average Lipper Loan Participation Fund[3]	2.32	6.90	4.75	3.72

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-156	MainStay VP Floating Rate Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,016.20	$3.20	$1,021.60	$3.21

Service Class Shares	$1,000.00	$1,014.90	$4.45	$1,020.40	$4.46

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-157

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-161 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2013 (excluding short-term investments) (Unaudited)

1.	Bausch & Lomb, Inc., 4.00%, due 5/17/19

2.	Onex Carestream Finance, L.P., 5.00%–9.50%, due 6/7/19

3.	First Data Corp., 4.193%–6.75%, due 3/24/17–11/1/20

4.	Weather Channel (The), 3.50%–7.00%, due 2/13/17–6/26/20

5.	Reynolds Group, 4.75%–9.875%, due 9/28/18–8/15/19
6.	Calpine Corp., 4.00%, due 4/2/18

7.	Hertz Corp. (The), 3.00%–3.75%, due 3/9/18–3/11/18

8.	Neiman Marcus Group, Inc. (The), 4.00%, due 5/16/18

9.	Univision Communications, Inc., 4.00%–4.50%, due 3/2/20

10.	Michaels Stores, Inc., 3.75%, due 1/28/20

M-158	MainStay VP Floating Rate Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Floating Rate Portfolio returned 1.62% for Initial Class shares and 1.49% for Service Class shares. Over the same period, both share classes underperformed the 2.81% return of the Credit Suisse Leveraged Loan Index,2 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the 2.32% return of the average Lipper2 Loan Participation Fund for the six months ended June 30, 2013.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the six months ended June 30, 2013?

Strong demand for leveraged loans from January through mid-May, driven by substantial mutual fund inflows and strong collateralized loan obligation (CLO) new issuance, provided meaningful support for secondary prices and drove returns during the reporting period. Riskier assets (those rated CCC3 and lower and distressed credits) outperformed less risky credits (loans rated BB).4 The market did experience some volatility late in the second quarter of 2013 because of investor concerns about suggestions by the Federal Reserve that it may begin to taper its program of quantitative easing.

What factors affected the Portfolio’s relative performance during the reporting period?

An overweight position in credit rated BB and cash balances—coupled with an underweight position in CCC and lower, unrated and distressed credit—contributed to the Portfolio’s underperformance of the Credit Suisse Leveraged Loan Index during the first four and a half months of the reporting period, but helped during the end of the reporting period. The Portfolio’s allocation to bonds hurt relative performance during the latter part of the reporting period. The high-yield bond market was more volatile than the loan market toward the end of the reporting period, after making a positive relative contribution earlier in the reporting period.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR, reset every 30, 60, 90, or 180 days. The Portfolio’s weighted average LIBOR reset figure as of June 30, 2013, was 62 days, which we viewed as a short duration. Since actual reset dates may vary for different loans in the Portfolio, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Security selection was a positive contributor to the Portfolio’s outperformance during the reporting period. Sector weightings, however, including the Portfolio’s cash balance and its underweight position in credit rated CCC and distressed credit, detracted from performance relative to the Credit Suisse Leveraged Loan Index. The Portfolio’s allocation to high-yield bonds strengthened relative performance until mid-May, but detracted thereafter.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-159

Did the Portfolio make any significant purchases or sales during the reporting period?

We sold a portion of the Portfolio’s fixed-rate bond allocation beginning in mid-May when the Federal Reserve indicated that it intended to begin tapering its quantitative easing. Over the course of the reporting period, the fixed-rate bond allocation was reduced from 10.1% to 7.2% of net assets. We also modestly reduced our allocation to credit rated BB in favor of a heavier weighting in credit rated B.6

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio held underweight positions relative to the Credit Suisse Leveraged Loan Index in credit rated CCC and lower and unrated credit. As of the same date, the Portfolio held an out-of-index position in high-yield bonds.

6.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. In the opinion of S&P, however, adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-160	MainStay VP Floating Rate Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 96.8%† Corporate Bonds 7.2%
Aerospace & Defense 0.6%
Oshkosh Corp. 8.25%, due 3/1/17	$1,600,000	$1,703,999
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	435,000	454,575
TransDigm, Inc. 7.75%, due 12/15/18	2,500,000	2,631,250

		4,789,824

Broadcasting & Entertainment 1.1%
CSC Holdings LLC 8.625%, due 2/15/19	700,000	808,500
National CineMedia LLC 6.00%, due 4/15/22	2,785,000	2,858,106
Scientific Games International, Inc. 6.25%, due 9/1/20	2,000,000	2,010,000
Sinclair Television Group, Inc. 8.375%, due 10/15/18	3,000,000	3,225,000

		8,901,606

Buildings & Real Estate 0.3%
Building Materials Corp. of America 6.875%, due 8/15/18 (a)	1,200,000	1,266,000
CBRE Services, Inc. 6.625%, due 10/15/20	900,000	949,500

		2,215,500

Chemicals, Plastics & Rubber 0.7%
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	2,500,000	2,550,000
Ineos Finance PLC 8.375%, due 2/15/19 (a)	1,000,000	1,092,500
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	150,000	151,500
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	1,500,000	1,492,500

		5,286,500

Commercial Services 0.1%
United Rentals North America, Inc. 5.75%, due 7/15/18	800,000	840,000

Containers, Packaging & Glass 0.5%
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc.
4.875%, due 11/15/22 (a)	270,000	252,450
7.00%, due 11/15/20 (a)	1,930,000	1,860,038

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Greif, Inc. 7.75%, due 8/1/19	$650,000	$744,250
♦Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Lu 9.875%, due 8/15/19	800,000	856,000

		3,712,738

Diversified Natural Resources, Precious Metals & Minerals 0.2%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	700,000	745,500
Boise Paper Holdings LLC / Boise Finance Co. 9.00%, due 11/1/17	1,000,000	1,055,000

		1,800,500

Finance 0.3%
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 7/1/21	2,000,000	1,920,000
6.50%, due 6/1/22	900,000	877,500

		2,797,500

Forest Products & Paper 0.2%
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (a)	1,500,000	1,455,000

Healthcare, Education & Childcare 0.3%
Grifols, Inc. 8.25%, due 2/1/18	692,000	743,900
IMS Health, Inc. 6.00%, due 11/1/20 (a)	1,500,000	1,526,250

		2,270,150

Machinery 0.4%
SPX Corp. 6.875%, due 9/1/17	2,750,000	2,970,000

Mining, Steel, Iron & Non-Precious Metals 0.3%
FMG Resources (August 2006) Pty, Ltd.
6.00%, due 4/1/17 (a)	1,000,000	972,500
6.375%, due 2/1/16 (a)	1,500,000	1,498,125

		2,470,625

Oil & Gas 1.0%
Basic Energy Services, Inc. 7.75%, due 10/15/22	1,665,000	1,644,187
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	788,000	860,890
Exterran Partners LP / EXLP Finance Corp. 6.00%, due 4/1/21 (a)	1,350,000	1,329,750

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-161

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Forest Oil Corp. 7.25%, due 6/15/19	$3,000,000	$2,820,000
Inergy Midstream, L.P. / NRGM Finance Corp. 6.00%, due 12/15/20 (a)	1,200,000	1,158,000

		7,812,827

Software 0.3%
♦First Data Corp. 6.75%, due 11/1/20 (a)	2,610,000	2,655,675

Telecommunications 0.9%
GCI, Inc. 6.75%, due 6/1/21	1,750,000	1,636,250
Intelsat Luxembourg S.A. 7.75%, due 6/1/21 (a)	800,000	808,000
MetroPCS Wireless, Inc.
6.25%, due 4/1/21 (a)	1,900,000	1,933,250
6.625%, due 11/15/20	3,000,000	3,112,500

		7,490,000

Total Corporate Bonds (Cost $56,487,763)		57,468,445

Floating Rate Loans 85.8% (b)
Aerospace & Defense 3.1%
Aeroflex, Inc. New Term Loan B 4.50%, due 11/9/19	2,832,122	2,832,122
Booz Allen Hamilton, Inc. New Term Loan B 4.50%, due 7/31/19	5,458,750	5,414,398
Digitalglobe, Inc. New Term Loan B 3.75%, due 1/31/20	798,000	795,257
SI Organization, Inc. (The) Term Loan B 5.50%, due 11/22/16	2,778,910	2,758,068
Six3 Systems, Inc. Term Loan B 7.00%, due 10/4/19 (c)	2,388,000	2,393,970
Spirit Aerosystems, Inc. Term Loan B 3.75%, due 4/18/19	3,258,750	3,279,117
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	4,350,579	4,290,759
US Airways Group, Inc. Term Loan B1 4.25%, due 5/23/19	2,566,667	2,529,771

		24,293,462

	Principal Amount	Value
Automobile 4.8%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/27/20	$922,636	$915,717
Allison Transmission, Inc. Term Loan B2 3.20%, due 8/7/17	5,012,170	5,024,701
Capital Automotive, L.P. New Term Loan B 4.00%, due 4/10/19	4,417,456	4,406,412
New 2nd Lien Term Loan 6.00%, due 4/30/20	666,667	678,333
Chrysler Group LLC New Term Loan B 4.25%, due 5/24/17	3,915,075	3,928,332
Federal-Mogul Corp.
Term Loan B 2.128%, due 12/29/14	2,237,259	2,130,191
Term Loan C 2.128%, due 12/28/15	1,623,602	1,545,901
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	6,150,000	6,159,612
HHI Holdings LLC Additional Term Loan 5.00%, due 10/5/18	2,320,483	2,340,787
KAR Auction Services, Inc. Term Loan B 3.75%, due 5/19/17	3,656,679	3,658,964
Metaldyne Co. LLC REFI Term Loan B 5.00%, due 12/18/18	2,238,750	2,235,952
Tomkins LLC Term Loan B2 3.75%, due 9/29/16	3,042,970	3,053,432
Tower International, Inc. Term Loan 5.75%, due 4/16/20	2,000,000	2,005,000

		38,083,334

Beverage, Food & Tobacco 2.7%
American Seafoods Group LLC New Term Loan B 4.25%, due 3/16/18 (c)	1,424,050	1,406,250
Del Monte Foods Co. Term Loan 4.00%, due 3/8/18	5,975,693	5,945,815
H.J. Heinz Co. Term Loan B2 3.50%, due 6/5/20	5,900,000	5,893,362
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	5,717,548	5,762,813

M-162	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
Pinnacle Foods Finance LLC Term Loan G 3.25%, due 4/29/20	$2,394,000	$2,378,540

		21,386,780

Broadcasting & Entertainment 5.0%
BBHI Acquisition LLC Term Loan B 5.25%, due 12/14/17	3,717,462	3,724,432
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	3,160,000	3,135,734
Clear Channel Communications, Inc. Term Loan D TBD, due 1/30/19 (c)(d)	2,000,000	1,819,376
Cumulus Media Holdings, Inc. 1st Lien Term Loan 4.50%, due 9/17/18	3,309,601	3,314,566
Foxco Acquisition Sub LLC New Term Loan B 5.50%, due 7/14/17	3,076,759	3,104,964
Hubbard Radio LLC Term Loan B 4.50%, due 4/28/17	2,999,558	3,002,056
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/2/20	2,394,000	2,346,120
Converted Extended Term Loan 4.50%, due 3/2/20	5,240,431	5,188,027
♦Weather Channel (The)
REFI Term Loan B 3.50%, due 2/13/17	6,222,624	6,224,572
2nd Lien Term Loan 7.00%, due 6/26/20	2,333,333	2,350,833
WideOpenWest Finance LLC Term Loan B 4.75%, due 3/26/19	5,940,113	5,943,825

		40,154,505

Buildings & Real Estate 2.8%
Armstrong World Industries, Inc. New Term Loan B 3.50%, due 3/16/20	3,158,783	3,156,414
CB Richard Ellis Services, Inc. New Term Loan B 2.944%, due 3/29/21	2,048,851	2,042,022
CPG International, Inc. Term Loan 5.75%, due 9/18/19	4,838,438	4,826,341

	Principal Amount	Value
Buildings & Real Estate (continued)
Realogy Corp. Letter of Credit 3.228%, due 10/10/13	$96,113	$95,873
Extended Term Loan 4.50%, due 3/5/20	6,932,625	6,949,957
Wilsonart International Holdings LLC Term Loan B 4.00%, due 10/31/19	5,306,634	5,250,251

		22,320,858

Cargo Transport 0.4%
Swift Transportation Co., Inc.
New Term Loan B1 2.942%, due 12/21/16	1,102,507	1,107,101
New Term Loan B2 4.00%, due 12/21/17	1,950,408	1,961,989

		3,069,090

Chemicals, Plastics & Rubber 3.5%
Arysta LifeScience Corp.
1st Lien Term Loan 4.50%, due 5/25/20	1,200,000	1,191,999
2nd Lien Term Loan 8.25%, due 11/30/20	800,000	795,000
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.75%, due 2/3/20	6,816,217	6,812,563
General Chemical Corp. New Term Loan 5.002%, due 10/6/15	3,070,830	3,078,507
Ineos US Finance LLC 6 Year Term Loan 4.00%, due 5/4/18	5,263,476	5,163,691
MacDermid, Inc.
1st Lien Term Loan 4.00%, due 6/7/20	4,000,000	3,982,500
2nd Lien Term Loan 7.75%, due 12/7/20	1,333,333	1,346,667
Univar, Inc. Term Loan B 5.00%, due 6/30/17	5,982,058	5,843,723

		28,214,650

Containers, Packaging & Glass 1.8%
Berlin Packaging LLC New 2nd Lien Term Loan 8.75%, due 4/2/20	2,500,000	2,500,000
BWAY Corp. Term Loan B 4.50%, due 8/7/17	3,820,800	3,827,169

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-163

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Containers, Packaging & Glass (continued)
Caraustar Industries, Inc. Term Loan 7.50%, due 5/1/19	$666,667	$669,334
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.75%, due 9/28/18	7,119,589	7,128,488

		14,124,991

Diversified/Conglomerate Manufacturing 1.1%
Colfax Corp. New Term Loan B 3.25%, due 1/11/19	2,985,000	2,979,030
Sensus USA, Inc. 1st Lien Term Loan 4.75%, due 5/9/17	1,466,250	1,458,919
Terex Corp. REFI Term Loan B 4.50%, due 4/28/17	820,569	825,697
Veyance Technologies, Inc. 1st Lien Term Loan 5.25%, due 9/8/17	3,868,574	3,836,658

		9,100,304

Diversified/Conglomerate Service 7.6%
Acosta, Inc. Term Loan D 5.00%, due 3/2/18	4,655,833	4,668,930
Advantage Sales & Marketing, Inc. New 1st Lien Term Loan 4.25%, due 12/18/17	3,431,367	3,424,933
New 2nd Lien Term Loan 8.25%, due 6/17/18	857,143	856,607
Brickman Group Holdings, Inc. New Term Loan B2 3.273%, due 10/14/16	1,408,671	1,408,671
New Term Loan B3 4.00%, due 9/28/18	1,776,688	1,769,285
Brock Holdings III, Inc. New Term Loan B 6.009%, due 3/16/17	1,398,603	1,409,092
New 2nd Lien Term Loan 10.00%, due 3/16/18	750,000	759,375
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	1,044,750	1,042,138
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20	4,700,000	4,650,062
Crossmark Holdings, Inc. New Term Loan 4.50%, due 12/20/19	1,990,000	1,980,050

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Crossmark Holdings, Inc. (continued)
2nd Lien Term Loan 8.75%, due 12/21/20	$1,200,000	$1,194,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	2,269,332	2,256,284
♦ First Data Corp.
New 2017 Term Loan 4.193%, due 3/24/17	4,003,173	3,916,104
2018 Term Loan 4.193%, due 9/24/18	2,400,000	2,335,200
Genesys Telecom Holdings U.S., Inc. Senior Debt B 4.00%, due 2/7/20	2,327,527	2,322,678
Sabre, Inc. Term Loan B 5.25%, due 2/19/19	3,186,992	3,202,895
ServiceMaster Co. New Term Loan 4.25%, due 1/31/17	1,994,987	1,972,544
Extended Term Loan 4.45%, due 1/31/17	4,335,781	4,292,423
Sophia, L.P. New Term Loan B 4.50%, due 7/19/18	1,157,278	1,158,242
SunGard Data Systems, Inc.
Term Loan C 3.943%, due 2/28/17	1,835,571	1,835,571
Term Loan E 4.00%, due 3/8/20	2,793,000	2,795,327
Travelport LLC REFI Term Loan 6.25%, due 6/26/19	7,143,525	7,116,422
Verint Systems Inc. New Term Loan B 4.00%, due 9/6/19	4,059,971	4,053,203

		60,420,036

Ecological 0.9%
ADS Waste Holdings, Inc. New Term Loan B 4.25%, due 10/9/19	6,467,500	6,435,162
Synagro Technologies, Inc. Term Loan B 2.198%, due 4/2/14	847,955	827,816

		7,262,978

Electronics 2.0%
Blue Coat Systems, Inc. New Term Loan 4.50%, due 5/31/19	3,288,991	3,272,546

M-164	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Eagle Parent, Inc. New Term Loan 4.50%, due 5/16/18	$4,920,187	$4,917,112
EIG Investors Corp. New 1st Lien Term Loan 6.25%, due 11/8/19	3,482,500	3,491,206
Evertec, Inc. New Term Loan B 3.50%, due 4/15/20	2,900,000	2,873,900
Sensata Technologies Finance Co. LLC Term Loan 3.75%, due 5/11/18	1,664,793	1,678,310

		16,233,074

Finance 3.0%
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	4,499,499	4,479,814
Brand Energy & Infrastructure Services, Inc. Term Loan 1 Canadian 6.25%, due 10/23/18	462,188	466,039
USD Term Loan B1 6.25%, due 10/23/18	1,925,782	1,941,831
Duff & Phelps Investment Management Co. Term Loan B TBD, due 4/23/20 (d)	2,000,000	1,998,800
♦ Hertz Corp. (The)
Term Loan B2 3.00%, due 3/11/18	5,163,620	5,131,347
New Synthetic LC 3.75%, due 3/9/18	2,750,000	2,695,000
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	2,394,000	2,404,773
Safe Guard Products International LLC Term Loan 7.25%, due 12/21/18	2,885,500	2,878,286
StoneRiver Holdings, Inc. 1st Lien Term Loan 4.50%, due 11/20/19	2,266,667	2,245,888

		24,241,778

Grocery 0.4%
Roundy’s Supermarkets, Inc. Term Loan B 5.75%, due 2/13/19	2,961,632	2,882,038

Healthcare, Education & Childcare 10.9%
♦ Bausch & Lomb, Inc. New Term Loan 4.00%, due 5/17/19	9,009,171	9,003,540

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Biomet, Inc. Extended Term Loan B 3.963%, due 7/25/17	$4,940,218	$4,912,868
Community Health Systems, Inc. Extended Term Loan 3.773%, due 1/25/17	5,005,724	5,004,943
DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	7,312,500	7,337,545
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	3,931,430	3,918,091
Gentiva Health Services, Inc. New Term Loan B 6.50%, due 8/17/16	1,391,368	1,394,266
Grifols, Inc. New Term Loan B 4.25%, due 6/1/17	5,910,982	5,929,980
HCA, Inc. Extended Term Loan B4 2.945%, due 5/1/18	2,872,019	2,857,062
Hologic, Inc. Term Loan B 4.50%, due 8/1/19	4,630,013	4,638,694
Iasis Healthcare LLC Term Loan B2 4.50%, due 5/3/18	2,346,210	2,339,758
IMS Health, Inc. Term Loan B1 3.75%, due 9/1/17	1,581,557	1,580,370
Kinetic Concepts, Inc. USD Term Loan D1 4.50%, due 5/4/18	3,447,675	3,446,237
♦ Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	6,300,000	6,197,625
2nd Lien Term Loan 9.50%, due 6/7/19	2,800,000	2,734,668
Par Pharmaceutical Companies, Inc. REFI Term Loan B 4.25%, due 9/30/19	2,233,153	2,216,005
Pharmaceutical Product Development, Inc. New Term Loan B 4.25%, due 12/5/18	3,942,669	3,941,573
Quintiles Transnational Corp. New Term Loan B 4.50%, due 6/8/18	5,053,285	5,053,285
RPI Finance Trust New Term Loan Tranche 2 3.50%, due 5/9/18	5,340,006	5,336,669

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-165

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Rural / Metro Corp. Term Loan 5.75%, due 6/29/18	$2,352,000	$2,250,864
Select Medical Corp. Series C Term Loan B 4.001%, due 6/1/18	1,617,273	1,623,338
Vanguard Health Holding Co. II LLC REFI Term Loan B 3.75%, due 1/29/16	3,404,944	3,413,457
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	157,701	157,623
Warner Chilcott Corp. Incremental Term Loan B1 4.25%, due 3/15/18	510,488	510,233
New Term Loan B1 4.25%, due 3/15/18	1,172,663	1,172,076

		86,970,770

Home and Office Furnishings, Housewares & Durable Consumer Products 0.3%
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	2,555,062	2,532,066

Hotels, Motels, Inns & Gaming 2.6%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/16/18	2,705,451	2,703,760
Caesars Entertainment Operating Co. Extended Term Loan B5 4.443%, due 1/26/18	2,554,843	2,192,375
Extended Term Loan B6 5.443%, due 1/26/18	958,066	845,014
MGM Resorts International Term Loan B 3.50%, due 12/20/19	3,980,000	3,940,200
Penn National Gaming, Inc. New Term Loan B 3.75%, due 7/16/18	2,747,758	2,757,617
Station Casinos, Inc. New Term Loan B 5.00%, due 3/1/20	6,284,250	6,276,395
Twin River Management Group, Inc. Term Loan B 5.25%, due 11/9/18	1,629,630	1,645,246

		20,360,607

	Principal Amount	Value
Insurance 2.1%
Asurion LLC New Term Loan B1 4.50%, due 5/24/19	$5,857,436	$5,795,200
Hub International, Ltd. 2017 Extended Term Loan 3.695%, due 6/13/17	2,550,155	2,545,601
Multiplan, Inc. New Term Loan B 4.00%, due 8/25/17	5,131,659	5,135,323
Sedgwick CMS Holdings, Inc. New 1st Lien Term Loan 4.25%, due 6/12/18	3,000,000	2,998,125
New 2nd Lien Term Loan 8.00%, due 12/12/18	600,000	603,750

		17,077,999

Leisure, Amusement, Motion Pictures & Entertainment 1.3%
AMC Entertainment, Inc. New Term Loan 3.50%, due 4/30/20	798,000	795,008
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	5,869,132	5,823,282
US Finco LLC 1st Lien Term Loan 4.00%, due 5/22/20	2,120,000	2,114,700
2nd Lien Term Loan 8.25%, due 11/20/20	1,600,000	1,600,000

		10,332,990

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.6%
Alliance Laundry Systems LLC REFI Term Loan 4.50%, due 12/7/18	687,595	687,595
2nd Lien Term Loan 9.50%, due 12/10/19	920,455	927,358
Apex Tool Group, LLC Term Loan B 4.50%, due 2/1/20	2,593,500	2,590,619
CPM Acquisition Corp. 1st Lien Term Loan 6.25%, due 8/29/17	2,084,250	2,076,434
2nd Lien Term Loan 10.25%, due 2/28/18	1,093,700	1,093,700
Generac Power Systems, Inc. Term Loan B 3.50%, due 5/29/20	3,258,341	3,228,814
Manitowoc Co., Inc. (The) New Term Loan B 4.25%, due 11/13/17	256,273	256,273

M-166	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Rexnord LLC New Term Loan B 3.75%, due 4/2/18	$4,315,191	$4,304,403
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	5,273,500	5,223,239

		20,388,435

Mining, Steel, Iron & Non-Precious Metals 2.2%
Arch Coal, Inc. Term Loan B 5.75%, due 5/16/18	4,957,493	4,920,312
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	6,939,858	6,893,590
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	1,588,474	1,577,884
McJunkin Red Man Corp. Term Loan B 6.00%, due 11/8/19 (c)	1,588,000	1,591,970
SunCoke Energy, Inc. Term Loan B 4.00%, due 7/26/18	121,336	120,426
Walter Energy, Inc. Term Loan B 5.75%, due 4/2/18	2,798,298	2,745,441

		17,849,623

Oil & Gas 3.3%
Chesapeake Energy Corp. New Unsecured Term Loan 5.75%, due 12/1/17	2,733,300	2,761,013
Energy Transfer Equity, L.P. New Term Loan B 3.75%, due 3/24/17	2,475,000	2,480,415
EP Energy LLC Term Loan B2 4.50%, due 4/26/19	2,500,000	2,491,250
Frac Tech International LLC Term Loan B 8.50%, due 5/6/16	3,573,544	3,438,261
HGIM Corp. Term Loan B 5.50%, due 6/18/20	2,000,000	2,000,000
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18	1,496,250	1,486,899
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19 (c)	3,000,000	2,895,000

	Principal Amount	Value
Oil & Gas (continued)
Ruby Western Pipeline Holdings LLC Term Loan B 3.50%, due 3/27/20	$720,000	$715,500
Samson Investment Co. 2nd Lien Term Loan 6.00%, due 9/25/18	4,300,000	4,282,533
Wildhorse Resources, LLC 2nd Lien Term Loan 7.50%, due 6/13/18 (c)	3,400,000	3,378,750

		25,929,621

Personal & Nondurable Consumer Products (Manufacturing Only) 2.1%
Prestige Brands, Inc. New Term Loan 3.75%, due 1/31/19	2,022,727	2,028,628
Serta Simmons Holdings LLC Term Loan 5.003%, due 10/1/19	4,488,750	4,491,555
SRAM LLC New Term Loan B 4.008%, due 4/10/20	2,745,595	2,725,003
Sun Products Corp. (The) New Term Loan 5.50%, due 3/23/20	3,491,250	3,444,701
Visant Holding Corp. Term Loan B 5.25%, due 12/22/16	4,121,976	3,927,654

		16,617,541

Personal Transportation 0.4%
Orbitz Worldwide, Inc. New Term Loan B 4.50%, due 9/20/17	333,333	334,583
New Term Loan C 5.75%, due 3/25/19	666,667	668,334
United Airlines, Inc. New Term Loan B 4.00%, due 3/22/19	2,500,000	2,498,125

		3,501,042

Personal, Food & Miscellaneous Services 1.0%
Aramark Corp. New Extended LC-3 Facility 3.695%, due 7/26/16	104,933	105,248
Extended Term Loan C 3.776%, due 7/26/16	1,334,749	1,338,753
Term Loan D 4.00%, due 9/9/19	2,700,000	2,704,050
Weight Watchers International, Inc. Term Loan B2 3.75%, due 4/2/20	3,571,429	3,545,386

		7,693,437

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-167

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Printing & Publishing 1.5%
Dex Media East LLC New Term Loan 6.00%, due 10/24/14	$363,756	$277,667
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	5,970,000	5,905,822
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	150,328	150,704
McGraw-Hill Global Education Holdings, LLC Term Loan 9.00%, due 3/22/19	2,394,000	2,356,294
MediaNews Group, Inc. New Term Loan 8.50%, due 3/19/14	17,337	17,337
Penton Media, Inc. New Term Loan B 6.00%, due 8/1/14 (c)(e)	774,479	737,691
R.H. Donnelley, Inc. New Term Loan 9.75%, due 12/31/16	412,461	313,883
SNL Financial LC New Term Loan B 5.50%, due 10/23/18	1,965,909	1,963,452

		11,722,850

Retail Store 6.9%
BJ’s Wholesale Club, Inc. Replacement Term Loan 4.25%, due 9/26/19	5,876,522	5,849,895
Collective Brands Finance, Inc. Term Loan 7.25%, due 10/9/19 (c)	2,991,011	3,007,462
Harbor Freight Tools USA, Inc. Term Loan B 6.50%, due 11/14/17	2,977,500	2,992,387
JC Penney Corp., Inc. 1st Lien Term Loan 6.00%, due 5/21/18	4,500,000	4,500,000
Leslie’s Poolmart, Inc. New Term Loan B 5.25%, due 10/16/19	4,397,537	4,407,616
♦ Michaels Stores, Inc. New Term Loan 3.75%, due 1/28/20	7,446,900	7,409,665
NBTY, Inc. Term Loan B2 3.50%, due 10/1/17	1,293,222	1,291,606
♦ Neiman Marcus Group, Inc. (The) Extended Term Loan 4.00%, due 5/16/18	7,833,891	7,797,174

	Principal Amount	Value
Retail Store (continued)
Party City Holdings, Inc. REFI Term Loan B 4.25%, due 7/29/19	$4,317,429	$4,298,541
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	4,016,775	4,007,360
Pilot Travel Centers LLC REFI Term Loan B 3.75%, due 3/30/18	4,164,334	4,085,212
Term Loan B2 4.25%, due 8/7/19	1,191,000	1,171,646
Yankee Candle Co., Inc. (The) New Term Loan B 5.25%, due 4/2/19	3,741,548	3,739,209

		54,557,773

Telecommunications 4.6%
Alcatel-Lucent USA, Inc. USD Term Loan C 7.25%, due 1/30/19	4,145,867	4,177,823
Avaya, Inc. Term Loan B5 8.00%, due 3/30/18	2,982,694	2,787,700
Cricket Communications, Inc. Term Loan C 4.75%, due 3/9/20	3,062,500	3,028,684
Crown Castle International Corp. New Term Loan 3.25%, due 1/31/19	4,021,396	4,002,407
Level 3 Financing, Inc.
2016 Term Loan B 4.75%, due 2/1/16	1,786,500	1,789,292
2019 Term Loan B 5.25%, due 8/1/19	3,200,000	3,198,666
Light Tower Fiber LLC 1st Lien Term Loan 4.50%, due 4/13/20	3,000,000	2,982,501
Syniverse Holdings, Inc.
Delayed Draw Term Loan 4.00%, due 4/23/19	2,142,900	2,136,649
Term Loan 5.00%, due 4/23/19	3,936,240	3,942,392
Telesat LLC Term Loan B 3.50%, due 3/28/19	6,831,129	6,818,321
Zayo Group LLC Term Loan B 4.50%, due 7/2/19	1,994,962	1,989,664

		36,854,099

M-168	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities 4.8%
AES Corp. REFI Term Loan B 3.75%, due 6/1/18	$4,627,809	$4,632,437
Calpine Construction Finance Co., L.P. Original Term Loan B1 3.00%, due 5/4/20	1,500,000	1,481,250
♦ Calpine Corp.
Term Loan B1 4.00%, due 4/2/18	4,941,919	4,926,915
Term Loan B2 4.00%, due 4/2/18	2,944,925	2,937,562
Covanta Energy Corp. Term Loan 3.50%, due 3/28/19	1,481,250	1,496,063
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	2,153,846	2,138,591
Equipower Resources Holdings LLC
REFI Term Loan B 5.50%, due 12/21/18	3,184,086	3,231,847
2nd Lien Term Loan 10.00%, due 6/21/19	600,000	615,000
Essential Power LLC Term Loan B 4.25%, due 8/8/19	2,297,120	2,288,506
GIM Channelview Cogeneration LLC Term Loan B 4.25%, due 5/4/20	450,000	452,062
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	5,200,000	5,161,000
LSP Madison Funding LLC Term Loan 5.576%, due 6/28/19	3,290,017	3,306,467
Texas Competitive Electric Holdings Co. LLC
Non-Extended Term Loan 3.734%, due 10/10/14	2,000,000	1,421,666
Extended Term Loan 4.734%, due 10/10/17	2,000,000	1,396,500
Topaz Power Holdings, LLC Term Loan 5.25%, due 2/26/20	2,388,000	2,392,477

		37,878,343

Total Floating Rate Loans (Cost $681,891,850)		682,055,074

	Principal Amount	Value
Foreign Floating Rate Loans 3.8% (b)
Broadcasting & Entertainment 1.1%
UPC Financing Partnership
USD Term Loan AH 3.25%, due 6/30/21	$2,917,292	$2,897,236
Term Loan AF 4.00%, due 1/29/21	2,000,000	2,000,000
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/5/20	4,000,000	3,955,624

		8,852,860

Chemicals, Plastics & Rubber 0.2%
AI Chem & Cy S.C.A.
Term Loan B1 4.50%, due 10/3/19	811,139	809,618
Term Loan B2 4.50%, due 10/3/19	420,861	420,072
2nd Lien Term Loan 8.25%, due 4/3/20	400,000	404,000

		1,633,690

Containers, Packaging & Glass 0.1%
Pact Group Pty Ltd. Term Loan B 3.75%, due 5/29/20	1,120,000	1,111,600

Diversified/Conglomerate Service 0.2%
ION Trading Technologies S.A.R.L.
1st Lien Term Loan 4.50%, due 5/22/20	571,429	567,619
2nd Lien Term Loan 8.25%, due 5/21/21	1,125,000	1,117,969

		1,685,588

Healthcare, Education & Childcare 0.1%
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	924,079	923,617

Leisure, Amusement, Motion Pictures & Entertainment 0.4%
Bombardier Recreational Products, Inc. New Term Loan B 4.00%, due 1/30/19	2,765,438	2,755,067

Mining, Steel, Iron & Non-Precious Metals 0.6%
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	4,391,215	4,398,078

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-169

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Oil & Gas 0.2%
Pacific Drilling S.A. Term Loan B 4.50%, due 6/4/18	$1,555,556	$1,546,222

Printing & Publishing 0.1%
Yell Group PLC New Term Loan B1 3.944%, due 7/31/14 (f)	1,894,129	443,016

Telecommunications 0.8%
Intelsat Jackson Holdings, Ltd. Term Loan B1 4.25%, due 4/2/18	6,681,425	6,685,601

Total Foreign Floating Rate Loans (Cost $31,547,344)		30,035,339

Total Long-Term Bonds (Cost $769,926,957)		769,558,858

Short-Term Investments 3.6%
Other Commercial Paper 2.1%
Air Products & Chemicals, Inc. 0.112%, due 7/8/13 (g)	306,000	305,993
Bank of Nova Scotia 0.122%, due 8/1/13 (g)	1,288,000	1,287,867
Henkel Corp. 0.122%, due 8/7/13 (a)(g)	3,819,000	3,818,529
John Deere Bank SA 0.101%, due 7/16/13 (g)	10,872,000	10,871,547
Parker-Hannifin Corp. 0.101%, due 7/1/13 (a)(g)	482,000	482,000

Total Other Commercial Paper (Cost $16,765,936)		16,765,936

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $1,115,801 (Collateralized by a Federal National Mortgage Association security with a rate of 2.26% and a maturity date of 10/17/22, with a Principal Amount of $1,185,000 and a Market Value of $1,141,128)	1,115,800	1,115,800

Total Repurchase Agreement (Cost $1,115,800)		1,115,800

	Principal Amount	Value
U.S. Government 1.4%
United States Treasury Bills
0.014%, due 7/11/13 (g)	$629,000	$628,999
0.018%, due 7/5/13 (g)	6,279,000	6,278,987
0.026%, due 8/22/13 (g)	2,371,000	2,370,911
0.036%, due 8/22/13 (g)	953,000	952,951
0.039%, due 7/11/13 (g)	829,000	828,991

Total U.S. Government (Cost $11,060,839)		11,060,839

Total Short-Term Investments (Cost $28,942,575)		28,942,575

Total Investments (Cost $798,869,532) (h)	100.4%	798,501,433
Other Assets, Less Liabilities	(0.4)	(3,225,956)
Net Assets	100.0%	$795,275,477

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2013.

(c)	Illiquid security—The total market value of these securities as of June 30, 2013, is $17,230,469, which represents 2.2% of the Portfolio’s net assets.

(d)	Floating Rate Loan will settle after June 30, 2013, at which time the interest rate will be determined.

(e)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(f)	Issue in default.

(g)	Interest rate presented is yield to maturity.

(h)	As of June 30, 2013, cost is $798,665,152 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$4,714,661
Gross unrealized depreciation	(4,878,380)

Net unrealized depreciation	$(163,719)

The following abbreviation is used in the above portfolio:

TBD—To be determined

M-170	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$57,468,445	$—	$57,468,445
Floating Rate Loans (b)	—	649,912,101	32,142,973	682,055,074
Foreign Floating Rate Loans	—	30,035,339	—	30,035,339

Total Long-Term Bonds	—	737,415,885	32,142,973	769,558,858

Short-Term Investments
Other Commercial Paper	—	16,765,936	—	16,765,936
Repurchase Agreement	—	1,115,800	—	1,115,800
U.S. Government	—	11,060,839	—	11,060,839

Total Short-Term Investments	—	28,942,575	—	28,942,575

Total Investments in Securities	$—	$766,358,460	$32,142,973	$798,501,433

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $32,142,973 of Level 3 securities which represent floating rate loans whose value was obtained from the pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, securities with a total value of $3,377,070 transferred from Level 2 to Level 3. The transfer occurred as a result of certain floating rate loan valuations obtained from the independent pricing service which were derived based on a single broker quote. (See Note 2)

As of June 30, 2013, securities with a total value of $9,654,136 transferred from Level 3 to Level 2. The transfer occurred as a result of certain floating rate loan valuations obtained from the independent pricing service utilizing the average of multiple bid quotations as of June 30, 2013. The fair value obtained for these floating rate loans from the independent pricing service as of December 31, 2012 utilized a single broker quote. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-171

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2013 (b)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$2,391,000	$1,781	$113	$20,164	$—	$(26,090)	$2,765,070	$—	$5,152,038	$20,092
Automobile	—	1,670	1,723	48,598	4,715,515	(190,767)	—	—	4,576,739	48,598
Broadcasting & Entertainment	3,978,330	101	3,763	29,450	2,310,019	(500,000)	—	(3,470,830)	2,350,833	40,789
Chemicals, Plastics & Rubber	947,455	124	2,872	57,952	1,320,082	(981,818)	—	—	1,346,667	26,565
Containers, Packaging & Glass	—	(326)	—	(44,712)	2,545,038	—	—	—	2,500,000	(44,712)
Diversified/Conglomerate Service	3,231,802	(501)	(11)	(35,749)	—	(3,195,541)	—	—	—	—
Electronics	3,500,000	2,501	164	6,041	—	(17,500)	—	—	3,491,206	40,676
Finance	—	6,457	681	80,970	2,804,678	(14,500)	—	—	2,878,286	80,970
Healthcare, Education & Childcare	1,499,962	3,249	20,731	(49,470)	—	(1,474,472)	—	—	—	—
Insurance	—	6	—	6,706	597,038	—	—	—	603,750	6,706
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2,944,278	2,685	1,996	(26,799)	—	(204,546)	—	(696,556)	2,021,058	5,210
Mining, Steel, Iron & Non-Precious Metals	5,879,766	389	1,118	17,459	1,577,079	(276,665)	—	(5,486,750)	1,712,396	17,858
Oil & Gas	—	212	—	14,685	4,880,103	—	—	—	4,895,000	14,685
Utilities	—	857	—	2,143	—	—	612,000	—	615,000	2,143
Common Stock
Leisure, Amusement, Motion Pictures & Entertainment	394,896	—	158,702	(134,952)	—	(418,646)	—	—	—	—

Total	$24,767,489	$19,205	$191,852	$(7,514)	$20,749,552	$(7,300,545)	$3,377,070	$(9,654,136)	$32,142,973	$259,580

(a)	Sales include principal reduction.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-172	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $798,869,532)	$798,501,433
Receivables:
Interest	5,214,890
Fund shares sold	3,345,240
Investment securities sold	2,749,086
Other assets	5,910

Total assets	809,816,559

Liabilities
Payables:
Investment securities purchased	13,830,787
Manager (See Note 3)	388,650
Fund shares redeemed	117,056
NYLIFE Distributors (See Note 3)	99,442
Shareholder communication	58,365
Professional fees	43,940
Trustees	1,428
Custodian	1,414

Total liabilities	14,541,082

Net assets	$795,275,477

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$85,769
Additional paid-in capital	803,284,861

803,370,630
Distributions in excess of net investment income	(682)
Accumulated net realized gain (loss) on investments and unfunded commitments	(7,726,372)
Net unrealized appreciation (depreciation) on investments	(368,099)

Net assets	$795,275,477

Initial Class
Net assets applicable to outstanding shares	$303,874,313

Shares of beneficial interest outstanding	32,788,358

Net asset value per share outstanding	$9.27

Service Class
Net assets applicable to outstanding shares	$491,401,164

Shares of beneficial interest outstanding	52,980,491

Net asset value per share outstanding	$9.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-173

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$18,575,314

Expenses
Manager (See Note 3)	2,265,863
Distribution and service—Service Class (See Note 3)	582,476
Shareholder communication	54,612
Professional fees	46,506
Custodian	16,740
Trustees	8,373
Miscellaneous	25,131

Total expenses	2,999,701

Net investment income (loss)	15,575,613

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,699,025
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(7,213,680)

Net realized and unrealized gain (loss) on investments and unfunded commitments	(4,514,655)

Net increase (decrease) in net assets resulting from operations	$11,060,958

M-174	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,575,613	$27,199,518
Net realized gain (loss) on investments	2,699,025	512,687
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(7,213,680)	16,307,398

Net increase (decrease) in net assets resulting from operations	11,060,958	44,019,603

Dividends to shareholders:
From net investment income:
Initial Class	(6,238,128)	(10,330,192)
Service Class	(9,463,223)	(16,722,520)

Total dividends to shareholders	(15,701,351)	(27,052,712)

Capital share transactions:
Net proceeds from sale of shares	107,710,694	252,094,222
Net asset value of shares issued to shareholders in reinvestment of dividends	15,701,351	27,052,712
Cost of shares redeemed	(64,821,071)	(113,339,733)

Increase (decrease) in net assets derived from capital share transactions	58,590,974	165,807,201

Net increase (decrease) in net assets	53,950,581	165,807,201

Net Assets
Beginning of period	741,324,896	558,550,804

End of period	$795,275,477	$741,324,896

Undistributed (distributions in excess of) net investment income at end of period	$(682)	$125,056

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-175

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.32		$9.07	$9.26	$8.92	$6.93	$9.47

Net investment income (loss)	0.20		0.39	0.40	0.36	0.30	0.46
Net realized and unrealized gain (loss) on investments	(0.05)		0.25	(0.19)	0.34	1.99	(2.54)

Total from investment operations	0.15		0.64	0.21	0.70	2.29	(2.08)

Less dividends:
From net investment income	(0.20)		(0.39)	(0.40)	(0.36)	(0.30)	(0.46)

Net asset value at end of period	$9.27		$9.32	$9.07	$9.26	$8.92	$6.93

Total investment return	1.62	%(a)	7.15%	2.19%	8.08%	33.54%	(22.77%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.28	%††	4.25%	4.19%	4.02%	3.70%	5.29%
Net expenses	0.64	%††	0.65%	0.65%	0.67%	0.68%	0.69%
Portfolio turnover rate	28%		47%	13%	11%	17%	7%
Net assets at end of period (in 000’s)	$303,874		$282,716	$161,480	$145,965	$106,754	$52,378

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.33		$9.08	$9.26	$8.92	$6.93	$9.47

Net investment income (loss)	0.19		0.37	0.36	0.34	0.28	0.44
Net realized and unrealized gain (loss) on investments	(0.05)		0.25	(0.18)	0.34	1.99	(2.54)

Total from investment operations	0.14		0.62	0.18	0.68	2.27	(2.10)

Less dividends:
From net investment income	(0.19)		(0.37)	(0.36)	(0.34)	(0.28)	(0.44)

Net asset value at end of period	$9.28		$9.33	$9.08	$9.26	$8.92	$6.93

Total investment return	1.49	%(a)	6.89%	1.93%	7.81%	33.21%	(22.97%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.03	%††	4.00%	3.94%	3.77%	3.44%	5.09%
Net expenses	0.89	%††	0.90%	0.90%	0.92%	0.93%	0.94%
Portfolio turnover rate	28%		47%	13%	11%	17%	7%
Net assets at end of period (in 000’s)	$491,401		$458,609	$397,071	$383,756	$309,163	$150,355

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

M-176	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–2.64%	–1.05%	4.45%	3.92%	0.54%
Service Class Shares	–2.76	–1.30	4.19	3.66	0.79

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[3]	–2.04%	–1.51%	4.37%	4.07%
Morningstar Intermediate Government Category Average[4]	–2.55	–1.59	4.29	3.70

1.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 3.90% for Initial Class shares and 3.64% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

mainstayinvestments.com	M-177

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$973.60	$2.64	$1,022.10	$2.71

Service Class Shares	$1,000.00	$972.40	$3.86	$1,020.90	$3.96

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.54% for Initial Class and 0.79% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-178	MainStay VP Government Portfolio

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-183 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25
2.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40
3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41
4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41
5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 6.00%, due 3/29/35 TBA
7.	Overseas Private Investment Corporation, 5.142%, due 12/15/23
8.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41
9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 8/1/39
10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

mainstayinvestments.com	M-179

Portfolio Management Discussion and Analysis

Answers to the questions reflect the views of portfolio managers Dan Roberts, Louis N. Cohen and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Government Portfolio returned –2.64% for Initial Class shares and –2.76% for Service Class shares. Over the same period, both share classes underperformed the –2.04% return of the Barclays U.S. Government Bond Index.1 Both share classes under- performed the –2.55% return of the Morningstar Intermediate Government Category Average for the six months ended June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,2 yield-curve3 posture, sector weighting and issue selection all affected the Portfolio’s relative performance during the reporting period.

As of June 30, 2013, agency mortgage pass-throughs were the largest class of securities in the Portfolio. Their average duration is shorter than the duration of the Barclays U.S. Government Bond Index, which consists entirely of U.S. Treasury securities and agency debentures. Agency mortgage pass-throughs usually lie in the 2- to 7-year duration range while the securities in Barclays U.S. Government Index span the breadth of the yield curve. Because the Index had longer duration than the Portfolio, the Index is more sensitive to changes in U.S. Treasury yields and was more affected than the Portfolio by rising U.S. Treasury yields in the last two months of the reporting period. Peer portfolios with longer durations would have been similarly disadvantaged relative to the Portfolio.

During the reporting period, the yield spread4 between the 2- and 30-year benchmark points on the U.S. Treasury yield curve widened. Relative to peers that were more concentrated in longer-duration securities, the Portfolio benefited from the curve reshaping.

Our commitment to agency mortgage pass-throughs imparts a yield advantage over lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This effect was a positive contributor to the Portfolio’s absolute return. Unfortunately, agency mortgage pass-throughs underperformed comparable-duration U.S. Treasury securities during the reporting period. Peers with less exposure to mortgages than the Portfolio would have benefited. Similarly, the performance of the mortgage sector slowed the performance of the Portfolio relative to the Barclays U.S. Government Bond Index, which holds no mortgage-backed securities.

Mortgages underperformed U.S. Treasury securities largely because of four effects. First was the possibility of the Federal Reserve tapering its mortgage-purchase program, which would cause the mortgage sector to lose a source of incremental demand. Second, the mortgage-backed securities sector faced high dollar prices at the beginning of the reporting period, which presented investors with the risk that prepayments might be returned at a lower price of par. Third, new government policies to assist homeowners whose loans exceeded their respective home values could lower refinancing barriers. This raised market concerns about higher prepayment rates, especially among higher-coupon pass-throughs where the eligible underwater loans are concentrated. Fourth, the prices of agency mortgage pass-throughs fell during the latter portion the reporting period as mortgage real estate investment trusts (REITs) sold bonds to reduce leverage as the value of their assets fell when U.S. Treasury yields rose. The sales were executed at soft levels, and the sales reset prices lower.

The Portfolio’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and Freddie Mac, and deemphasizes Ginnie Mae securities. Relative to peers, the Portfolio may have been underweight Ginnie Mae issues. The possibility of Japanese investors looking overseas for better yields buoyed the prospects of Ginnie Mae securities early in the reporting period. However, when the demand did not materialize, Ginnie Mae prices fell sharply. This would have helped the Portfolio relative to peer portfolios with larger Ginnie Mae allocations.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-180	MainStay VP Government Portfolio

Treasury inflation-protected securities (TIPS) underperformed nominal U.S. Treasury securities during the reporting period, as economic growth was uneven and inflation expectations remained well anchored. These two factors weighed on TIPS pricing. The Portfolio’s allocation to TIPS may have been lower than allocations in some peer portfolios; and consequently, the Portfolio may have enjoyed relative benefits from the stronger performance of nominal U.S. Treasury securities.

Over the medium term, we have emphasized call protection when purchasing mortgage-backed securities for the Portfolio. We moderate the pace of prepayments in a low-interest rate environment by owning securities where the borrower’s incentive to refinance is muted. This includes securities backed by 15-year loan terms, securities backed by lower-balance mortgages and securities backed by newer-production lower-rate loans. In securitizations of higher-rate loans, we have focused attention on mortgages originated in 2003 and before, where elevated loan-to-value ratios may not permit borrowers to refinance. This strategy, however, detracted during the reporting period as mortgage-backed securities with call-protection stories tended to underperform securities with generic mortgage collateral. When U.S. Treasury and mortgage rates rose during the reporting period, the market moderated the value it placed on call protection.

Low turnover benefited the Portfolio relative to peers by limiting transaction costs. We also preserved yield by avoiding large cash balances to keep the Portfolio fully invested.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio typically maintains an intermediate duration between 3.5 and 4.7 years. At the end of the reporting period, the Portfolio’s duration was 4.6 years. The duration of the Barclays U.S. Government Index was 0.6 years longer. This duration positioning proved advantageous in a period of rising U.S. Treasury yields and benefited the Portfolio relative to the benchmark and peer portfolios with longer durations.

The durations of mortgage-backed securities usually shorten as mortgage rates follow U.S. Treasury yields lower and refinancings accelerate in response to the lower yields. We often allow the Portfolio’s duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasury securities. Given the vagaries of U.S. Treasury yields, this approach typically avoids the need to swiftly react to rate changes then quickly reverse the trade should U.S. Treasury yields abruptly turn around.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Agency mortgage pass-through securities are the Portfolio’s largest sector. Mortgage pass-throughs can offer better relative value than comparable-duration U.S. Treasury securities or agency debentures. Working to the sector’s advantage were attractive yields relative to duration-matched U.S. Treasury securities. Balanced supply-and-demand technicals also helped. The position introduces incremental yield to the Portfolio and positions the Portfolio to benefit should the yield spread between mortgage-backed securities and comparable-duration U.S. Treasury securities compress.

Most of the Portfolio’s residential mortgage exposure is taken by mortgage pass-throughs rather than collateralized mortgage obligations (CMOs). In our opinion, the compensation demanded by the market for the better convexity5 of CMOs during the reporting period appeared to be excessive.

As of June 30, 2013, the Portfolio had a limited allocation to lower-coupon mortgage pass-throughs. These are the longest-duration securities in the sector, and their performance could slow once U.S. Treasury rates and mortgage rates begin to rise. We also deemphasized Ginnie Mae securities on valuation concerns, because the price spread between Ginnie Mae and Fannie Mae pass-throughs had exceeded historical norms.

Throughout the reporting period we maintained moderate exposure to credit risk as a secondary driver of Portfolio performance for two reasons. First, the prospects of the credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain short-term interest rates in a near-zero range. Second, we believed that low interest rates could spark healthy demand for higher-yielding products. The Portfolio ended the reporting period with a 13% allocation to non-government-related securities.

5.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

mainstayinvestments.com	M-181

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Agency mortgage pass-throughs collateralized by loans less apt to refinance were the weakest performers during the reporting period. Lower-balance loans often provide a measure of call protection because the lower balance limits the borrower’s refinancing incentive. As mortgage rates rose toward the end of the reporting period, the market sharply recalibrated the worth of the call protection.

Mortgage pass-throughs whose durations are longer than average, such as newer-production lower-coupon securities, also had weak performance because of rising U.S. Treasury yields. In contrast, higher-coupon agency mortgage pass-throughs (those with coupons of 5% or greater) were the best performers because of their shorter durations.

The prices of securities issued by Tennessee Valley Authority (about 3% of net assets at the end of the reporting period) softened when a proposal to divest the government’s ownership of the utility emerged in the 2014 budget proposal from the White House.

How did the Portfolio’s sector weightings change during the reporting period?

Sector allocations remained relatively stable during the reporting period. The bulk of the trading activity kept the Portfolio fully invested by reinvesting principal payments from mortgage-related securities. With the new purchases, we emphasized mortgage securities that appeared to be less prone to refinance. We also undertook several mortgage dollar rolls6 for security types where we maintained exposure in generic form rather than as specified pools of mortgage loans.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio was underweight relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures, and overweight agency mortgage pass-throughs. As of the same date, the Portfolio was modestly overweight in asset-backed securities, corporate bonds, and commercial mortgage-backed securities. The majority of the Portfolio’s assets had durations between 2 and 7 years. About 3% of assets were invested in longer-duration agency debentures to balance the Portfolio’s shorter-duration securities. This short-duration product consisted mostly of seasoned mortgage-backed securities.

6.	A mortgage dollar roll is a transaction in which a Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio is required to segregate assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-182	MainStay VP Government Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.6%† Asset-Backed Security 0.7%
Utilities 0.7%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$1,995,000	$2,312,768

Total Asset-Backed Security (Cost $2,030,814)		2,312,768

Corporate Bonds 5.8%
Agriculture 0.8%
Altria Group, Inc.
2.85%, due 8/9/22	1,170,000	1,081,871
9.70%, due 11/10/18	1,217,000	1,617,888

		2,699,759

Auto Manufacturers 1.0%
DaimlerChrysler North America LLC 6.50%, due 11/15/13	3,235,000	3,302,670

Electric 1.1%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,710,000	3,717,884

Finance—Investment Banker/Broker 0.3%
Merrill Lynch & Co., Inc. 6.875%, due 4/25/18	900,000	1,035,831

Pipelines 0.9%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	2,700,000	2,967,791

Real Estate Investment Trusts 0.7%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,155,296

Telecommunications 1.0%
Crown Castle Towers LLC 4.883%, due 8/15/20 (a)	3,100,000	3,333,532

Total Corporate Bonds (Cost $19,179,875)		19,212,763

Mortgage-Backed Securities 6.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.3%
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	1,550,000	1,660,382

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	$802,000	$885,321
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,474,615	1,673,424
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	2,500,000	2,632,062
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (a)	660,000	694,635
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	530,000	590,104
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,200,000	1,221,847
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, due 8/10/38 (c)	2,000,000	2,056,862
GS Mortgage Securities Trust Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	833,229
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,500,000	1,598,520
Series 2007-CB20, Class A3 5.819%, due 2/12/51	556,000	571,889
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	1,723,516	1,751,975
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (b)	707,533	712,141
Morgan Stanley Capital I Trust Series 2005-HQ6, Class A4A 4.989%, due 8/13/42	1,330,000	1,412,197
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	800,000	828,876
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	1,500,000	1,656,895

		20,780,359

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-183

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.668%, due 8/25/36 (c)	$647,417	$553,855
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, due 2/25/42 (a)(b)(d)	1,199,888	1,013,155

		1,567,010

Total Mortgage-Backed Securities (Cost $22,359,819)		22,347,369

U.S. Government & Federal Agencies 85.3%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/1/35 (e)	444,331	66,184
Series 361, Class 2, IO 6.00%, due 10/1/35 (e)	91,111	14,492

		80,676

Federal Home Loan Mortgage Corporation 0.8%
2.375%, due 1/13/22	2,750,000	2,672,387

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 17.1%
2.375%, due 6/1/35 (b)	333,346	356,077
2.413%, due 2/1/37 (b)	192,260	205,249
2.50%, due 3/1/35 (b)	42,166	44,775
3.50%, due 10/1/25	934,533	982,522
♦3.50%, due 11/1/25	4,995,016	5,251,028
3.50%, due 12/1/41	500,489	509,146
4.00%, due 3/1/25	2,313,016	2,459,829
4.00%, due 7/1/25	700,180	735,241
4.00%, due 8/1/31	1,313,875	1,379,837
4.00%, due 8/1/39	1,156,357	1,219,433
4.00%, due 12/1/40	4,935,722	5,200,248
♦4.00%, due 2/1/41	8,336,660	8,771,719
♦4.00%, due 3/1/41	9,886,005	10,419,188
4.00%, due 1/1/42	4,583,216	4,830,685
4.00%, due 12/1/42	1,502,544	1,575,015
4.50%, due 3/1/41	1,325,019	1,428,852
4.50%, due 5/1/41	1,888,564	2,036,113
4.50%, due 8/1/41	2,149,095	2,316,460
5.00%, due 1/1/20	553,760	586,686
5.00%, due 6/1/33	1,239,980	1,331,312
5.00%, due 8/1/33	703,376	755,470
5.00%, due 5/1/36	474,888	506,290
5.00%, due 10/1/39	1,599,820	1,772,396
5.50%, due 1/1/21	484,455	526,029

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.50%, due 1/1/33	$900,611	$976,016
6.50%, due 4/1/37	143,047	160,862

		56,336,478

Federal National Mortgage Association (Mortgage Pass-Through Securities) 50.4%
2.061%, due 11/1/34 (b)	307,258	323,063
2.357%, due 4/1/34 (b)	403,545	426,737
3.00%, due 10/1/32	1,692,014	1,709,493
3.50%, due 11/1/20	4,213,304	4,405,847
3.50%, due 10/1/25	2,100,376	2,202,140
♦3.50%, due 11/1/25	14,287,839	14,996,058
3.50%, due 9/1/32	4,766,548	4,922,047
3.50%, due 11/1/32	1,130,452	1,164,516
3.50%, due 2/1/41	2,851,666	2,898,727
3.50%, due 11/1/41	3,788,557	3,856,767
3.50%, due 12/1/41	1,650,043	1,679,776
3.50%, due 1/1/42	3,754,579	3,824,570
3.50%, due 3/1/42	3,548,408	3,606,968
3.50%, due 5/1/42	1,670,183	1,697,746
3.50%, due 8/1/42	3,861,418	3,858,065
3.50%, due 11/1/42	1,473,256	1,471,974
3.50%, due 12/1/42	1,834,088	1,867,275
3.50%, due 2/1/43	1,932,009	1,966,971
3.50%, due 5/1/43	3,675,731	3,740,098
4.00%, due 9/1/31	2,975,123	3,106,458
4.00%, due 1/1/41	1,522,324	1,597,336
4.00%, due 2/1/41	1,162,873	1,220,202
4.00%, due 3/1/41	2,999,978	3,156,433
4.00%, due 10/1/41	912,759	960,119
4.00%, due 3/1/42	2,504,593	2,590,150
4.00%, due 6/1/42	1,058,397	1,091,926
4.00%, due 7/1/42	3,117,244	3,214,316
4.00%, due 8/1/42	1,573,723	1,623,329
4.00%, due 9/1/42	1,550,394	1,625,349
4.50%, due 7/1/18	1,878,232	1,995,514
4.50%, due 11/1/18	1,435,203	1,523,612
4.50%, due 6/1/23	1,136,098	1,205,609
4.50%, due 6/1/39	1,462,727	1,588,235
4.50%, due 7/1/39	3,786,777	4,136,670
¥♦4.50%, due 8/1/39	5,446,201	5,929,398
4.50%, due 9/1/40	4,506,084	4,925,713
4.50%, due 12/1/40	2,877,166	3,090,575
♦4.50%, due 1/1/41	7,359,533	8,038,084
4.50%, due 2/1/41	656,797	715,733
4.50%, due 8/1/41	3,600,026	3,888,013
5.00%, due 11/1/17	912,007	975,446
5.00%, due 9/1/20	61,609	65,790
5.00%, due 11/1/33	2,274,579	2,460,849
5.00%, due 7/1/34	286,771	309,692

M-184	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 6/1/35	$1,761,511	$1,902,584
5.00%, due 10/1/35	486,637	524,394
5.00%, due 1/1/36	229,744	247,643
5.00%, due 2/1/36	2,688,054	2,896,709
5.00%, due 5/1/36	2,601,640	2,803,772
5.00%, due 3/1/40	2,644,809	2,931,447
5.00%, due 2/1/41	4,131,332	4,623,276
5.50%, due 11/1/17	613,642	648,047
5.50%, due 6/1/19	649,387	701,056
5.50%, due 11/1/19	745,817	805,199
5.50%, due 4/1/21	1,057,162	1,140,959
5.50%, due 6/1/21	67,846	73,202
5.50%, due 6/1/33	2,960,424	3,240,049
5.50%, due 11/1/33	1,913,873	2,094,647
5.50%, due 12/1/33	1,964,624	2,150,191
5.50%, due 6/1/34	586,303	642,826
5.50%, due 3/1/35	891,713	977,679
5.50%, due 12/1/35	363,564	396,513
5.50%, due 4/1/36	1,993,788	2,162,382
5.50%, due 1/1/37	459,104	513,173
5.50%, due 7/1/37	350,774	392,549
5.50%, due 8/1/37	468,488	510,946
6.00%, due 12/1/16	40,256	42,296
6.00%, due 1/1/33	287,072	316,245
6.00%, due 3/1/33	374,750	412,811
6.00%, due 9/1/34	63,970	70,463
♦6.00%, due 3/29/35 TBA (f)	6,450,000	7,014,375
6.00%, due 9/1/35	880,171	961,731
6.00%, due 10/1/35	163,004	181,937
6.00%, due 4/1/36	841,227	921,183
6.00%, due 6/1/36	681,373	741,465
6.00%, due 11/1/36	790,314	875,447
6.00%, due 4/1/37	169,873	182,775
6.50%, due 10/1/31	107,116	118,463
6.50%, due 7/1/32	27,887	32,101
6.50%, due 2/1/37	92,430	106,382
6.50%, due 8/1/47	122,530	134,075

		166,144,381

Government National Mortgage Association (Mortgage Pass-Through Securities) 11.1%
4.00%, due 7/15/39	1,043,233	1,096,943
4.00%, due 9/20/40	3,418,574	3,654,688
4.00%, due 11/20/40	335,297	358,446
4.00%, due 1/15/41	3,792,368	3,982,162
♦4.00%, due 10/15/41	6,117,365	6,538,632
♦4.50%, due 5/20/40	9,911,197	10,672,510
5.00%, due 4/15/34	1,488,344	1,618,848
5.00%, due 2/20/41	1,164,440	1,260,965

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 6/15/33	$1,417,429	$1,614,967
5.50%, due 10/29/35 TBA (f)	3,810,000	4,150,221
5.50%, due 12/15/35	481,237	527,002
6.00%, due 8/15/32	299,352	337,069
6.00%, due 10/15/32	431,492	484,720
6.50%, due 7/15/28	50,012	58,164
6.50%, due 8/15/28	73,965	85,016
6.50%, due 7/15/32	288,800	333,964

		36,774,317

♦Overseas Private Investment Corporation 2.0%
5.142%, due 12/15/23	5,932,293	6,677,252

Tennessee Valley Authority 2.7%
4.65%, due 6/15/35	4,395,000	4,620,354
6.25%, due 12/15/17	3,485,000	4,179,567

		8,799,921

United States Treasury Inflation—Indexed Notes 1.2%
2.00%, due 7/15/14 (g)	3,700,950	3,820,654

Total U.S. Government & Federal Agencies (Cost $274,777,521)		281,306,066

Total Long-Term Bonds (Cost $318,348,029)		325,178,966

Short-Term Investment 4.5%
Repurchase Agreement 4.5%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $14,804,778 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $15,910,000 and a Market Value of $15,103,618)	14,804,766	14,804,766

Total Short-Term Investment (Cost $14,804,766)		14,804,766

Total Investments (Cost $333,152,795) (h)	103.1%	339,983,732
Other Assets, Less Liabilities	(3.1)	(10,355,200)
Net Assets	100.0%	$329,628,532

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-185

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

(b)	Floating rate—Rate shown is the rate in effect as of June 30, 2013.

(c)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2013.

(d)	Illiquid security—The total market value of this security as of June 30, 2013, is $1,013,155, which represents 0.3% of the Portfolio’s net assets.

(e)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of June 30, 2013, is $11,164,596, which represents 3.4% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(g)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(h)	As of June 30, 2013, cost is $333,152,795 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$10,614,523
Gross unrealized depreciation	(3,783,586)

Net unrealized appreciation	$6,830,937

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$2,312,768	$—	$2,312,768
Corporate Bonds	—	19,212,763	—	19,212,763
Mortgage-Backed Securities	—	22,347,369	—	22,347,369
U.S. Government & Federal Agencies	—	281,306,066	—	281,306,066

Total Long-Term Bonds	—	325,178,966	—	325,178,966

Short-Term Investment
Repurchase Agreement	—	14,804,766	—	14,804,766

Total Investments in Securities	$—	$339,983,732	$—	$339,983,732

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-186	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $333,152,795)	$339,983,732
Receivables:
Interest	1,231,402
Fund shares sold	55,061
Investment securities sold	4,185
Other assets	2,055

Total assets	341,276,435

Liabilities
Payables:
Investment securities purchased	11,179,514
Fund shares redeemed	218,125
Manager (See Note 3)	138,297
NYLIFE Distributors (See Note 3)	47,712
Professional fees	31,078
Shareholder communication	27,939
Custodian	2,571
Trustees	713
Accrued expenses	1,954

Total liabilities	11,647,903

Net assets	$329,628,532

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,781
Additional paid-in capital	307,733,826

307,762,607
Undistributed net investment income	13,827,414
Accumulated net realized gain (loss) on investments	1,207,574
Net unrealized appreciation (depreciation) on investments	6,830,937

Net assets	$329,628,532

Initial Class
Net assets applicable to outstanding shares	$102,059,246

Shares of beneficial interest outstanding	8,852,783

Net asset value per share outstanding	$11.53

Service Class
Net assets applicable to outstanding shares	$227,569,286

Shares of beneficial interest outstanding	19,928,403

Net asset value per share outstanding	$11.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-187

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,353,525

Expenses
Manager (See Note 3)	876,252
Distribution and service—Service Class (See Note 3)	301,358
Professional fees	28,531
Shareholder communication	26,373
Custodian	9,065
Trustees	4,075
Miscellaneous	7,002

Total expenses	1,252,656

Net investment income (loss)	4,100,869

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	801,102
Net change in unrealized appreciation (depreciation) on investments	(14,379,605)

Net realized and unrealized gain (loss) on investments	(13,578,503)

Net increase (decrease) in net assets resulting from operations	$(9,477,634)

M-188	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,100,869	$9,637,579
Net realized gain (loss) on investments	801,102	689,044
Net change in unrealized appreciation (depreciation) on investments	(14,379,605)	3,318,534

Net increase (decrease) in net assets resulting from operations	(9,477,634)	13,645,157

Dividends to shareholders:
From net investment income:
Initial Class	—	(3,610,388)
Service Class	—	(6,936,666)

Total dividends to shareholders	—	(10,547,054)

Capital share transactions:
Net proceeds from sale of shares	19,493,831	70,520,572
Net asset value of shares issued to shareholders in reinvestment of dividends	—	10,547,054
Cost of shares redeemed	(53,895,555)	(78,820,337)

Increase (decrease) in net assets derived from capital share transactions	(34,401,724)	2,247,289

Net increase (decrease) in net assets	(43,879,358)	5,345,392

Net Assets
Beginning of period	373,507,890	368,162,498

End of period	$329,628,532	$373,507,890

Undistributed net investment income at end of period	$13,827,414	$9,726,545

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-189

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.84		$11.74	$11.55	$11.47	$11.72	$11.02

Net investment income (loss) (a)	0.15		0.33	0.36	0.33	0.36	0.44
Net realized and unrealized gain (loss) on investments	(0.46)		0.13	0.32	0.30	(0.17)	0.60

Total from investment operations	(0.31)		0.46	0.68	0.63	0.19	1.04

Less dividends and distributions:
From net investment income	—		(0.36)	(0.39)	(0.37)	(0.43)	(0.34)
From net realized gain on investments	—		—	(0.10)	(0.18)	(0.01)	—

Total dividends and distributions	—		(0.36)	(0.49)	(0.55)	(0.44)	(0.34)

Net asset value at end of period	$11.53		$11.84	$11.74	$11.55	$11.47	$11.72

Total investment return	(2.62	%)(b)(c)	3.96%	5.98%	5.35%	1.61%	9.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.51	% ††	2.78%	3.04%	2.79%	3.12%	3.91%
Net expenses	0.54	% ††	0.54%	0.55%	0.56%	0.56%	0.57%
Portfolio turnover rate (d)	15%		40%	58%	127%	141%	72%
Net assets at end of period (in 000’s)	$102,059		$117,126	$133,395	$153,178	$167,267	$206,744

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 5%, 20%, 37%, 30%, 24% and 50% for the six months ended June 30, 2013 and years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.74		$11.65	$11.46	$11.40	$11.66	$10.97

Net investment income (loss) (a)	0.13		0.30	0.33	0.30	0.33	0.40
Net realized and unrealized gain (loss) on investments	(0.45)		0.13	0.33	0.28	(0.17)	0.62

Total from investment operations	(0.32)		0.43	0.66	0.58	0.16	1.02

Less dividends and distributions:
From net investment income	—		(0.34)	(0.37)	(0.34)	(0.41)	(0.33)
From net realized gain on investments	—		—	(0.10)	(0.18)	(0.01)	—

Total dividends and distributions	—		(0.34)	(0.47)	(0.52)	(0.42)	(0.33)

Net asset value at end of period	$11.42		$11.74	$11.65	$11.46	$11.40	$11.66

Total investment return	(2.73	%)(b)(c)	3.70%	5.71%	5.09%	1.36%	9.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	% ††	2.53%	2.79%	2.53%	2.87%	3.59%
Net expenses	0.79	% ††	0.79%	0.80%	0.81%	0.81%	0.82%
Portfolio turnover rate (d)	15%		40%	58%	127%	141%	72%
Net assets at end of period (in 000’s)	$227,569		$256,382	$234,768	$221,793	$182,700	$216,838

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 5%, 20%, 37%, 30%, 24% and 50% for the six months ended June 30, 2013 and years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

M-190	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	11.70%	21.28%	5.12%	4.99%	1.18%
Service Class Shares	11.56	20.98	4.85	4.73	1.43

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	13.82%	20.60%	7.01%	5.50%
MSCI EAFE® Index[3]	4.10	18.62	–0.63	2.09
Growth Allocation Composite Index[3]	11.86	20.26	5.52	4.88
Average Lipper Variable Products Multi-Cap Core Portfolio[4]	10.99	19.56	5.47	3.91

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-191

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,117.00	$0.16	$1,024.60	$0.15

Service Class Shares	$1,000.00	$1,115.60	$1.47	$1,023.40	$1.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-192	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-196 for specific holdings within these categories.

mainstayinvestments.com	M-193

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Growth Allocation Portfolio returned 11.70% for Initial Class shares and 11.56% for Service Class shares. Over the same period, both share classes underperformed the 13.82% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 4.10% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 11.86% return of the Growth Allocation Composite Index,2 which is an additional benchmark of the Portfolio. Both share classes outperformed the 10.99% return of the average Lipper2 Variable Products Multi-Cap Core Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2013, the Portfolio’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Portfolio may invest by an additional 10 percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other Funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. This difference—particularly the Portfolio’s allocation to Underlying Portfolios/Funds that invest in emerging-market stocks—accounted for some of the performance challenges the Portfolio faced relative to the S&P 500® Index.

The Portfolio trailed the return of the Growth Allocation Composite Index. Weighing on performance relative to this benchmark was the Portfolio’s significant position in Underlying Portfolios/Funds that invest in emerging-market equities. These securities tended to trail developed-market equities by a very wide margin during the first half of 2013.

Performance among Underlying Portfolios/Funds within the pool of eligible investments was, as always, mixed. Some fared quite well relative to their peers and benchmarks. Among these were MainStay VP Common Stock Portfolio, MainStay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund. Other Underlying Portfolios/Funds fared less well. Among these were MainStay VP Cornerstone Growth Portfolio and MainStay ICAP Equity Fund. While positioning vis-à-vis asset classes detracted somewhat from relative performance, the excess returns3 emanating from Underlying Portfolios/Funds improved returns on balance.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Excess return refers to the difference—positive or negative—between the investment return of a security, sector or portfolio and the return of a comparable benchmark position or an index with a similar level of risk.

M-194	MainStay VP Growth Allocation Portfolio

Within the Portfolio, there were a few evident themes. First, we gradually reversed a bias (in place for the past few years) favoring Underlying Portfolios/Funds that invest in large-cap companies over those that invest in smaller companies. Smaller companies tend to have less exposure to soft overseas markets, are less vulnerable to an appreciating dollar and generally have a higher beta.4 Second, the Portfolio maintained its bias in favor of Underlying Portfolios/Funds that invest in U.S. stocks over those that invest in stocks of other developed markets. We were particularly concerned about markets that may in the years ahead struggle with deleveraging issues even greater than those presented in the United States. Third, the Portfolio continued to invest prominently in Underlying Portfolios/Funds that invest in emerging-market stocks, despite some perceived credit excesses and the threat of capital flight. We maintained these investments because we believe that emerging markets offer exceptional valuations, are poised to see trade volumes grow as developed markets recover, and are likely to experience substantial growth in domestic demand as their populations increasingly shift into the middle class. Neither of the first two themes had a materially positive or negative impact on the Portfolio’s relative performance, but our emphasis on emerging markets proved costly.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio initiated new positions or added to recent ones during the reporting period. The largest of these was MainStay Marketfield Fund, where the Portfolio’s initial investment was in December 2012. This Underlying Fund offered a dynamic approach to investing in global equities. The Portfolio’s position in MainStay Marketfield Fund was sold and a position in MainStay VP Marketfield Portfolio was established when the Underlying Portfolio became available in May 2013. Another new position was in MainStay VP

Cornerstone Growth Portfolio, which saw a change of Subadvisor early in the reporting period.

We enlarged the Portfolio’s positions in MainStay Epoch U.S. All Cap Fund and MainStay VP Mid Cap Core Portfolio as part of an effort to move down the capitalization spectrum. As part of the same strategy, we reduced the size of the Portfolio’s positions in MainStay VP Large Cap Growth Portfolio and MainStay MAP Fund.

Which Underlying Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Portfolios/Funds had the lowest total returns?

MainStay VP Mid Cap Core Portfolio provided the highest total return for the reporting period, followed by MainStay VP Small Cap Core Portfolio and MainStay U.S. Equity Opportunities Fund. MainStay VP DFA /DuPont Emerging Markets Portfolio was the only Underlying Portfolio/Fund holding to post a negative return. MainStay VP International Portfolio and MainStay ICAP International Fund generated positive but very small returns.

Which Underlying Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Portfolios/Funds were the greatest detractors?

The most significant positive contributions to the Portfolio’s performance came from two of its largest holdings, MainStay MAP Fund and MainStay U.S. Equity Opportunities Fund. (Contributions take weightings and total returns into account.) A much smaller position in MainStay VP DFA / DuPont Emerging Markets Portfolio was the only equity position to provide a negative total return. The contribution from MainStay Epoch International Small Cap Fund was close to zero, but only because the position was very small.

4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-195

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.9%†
Equity Funds 99.9%
MainStay Epoch Global Choice Fund Class I (a)	442,437	$8,260,295
MainStay Epoch International Small Cap Fund Class I	1,657	32,419
MainStay Epoch U.S. All Cap Fund Class I	466,136	11,975,045
MainStay ICAP Equity Fund Class I	295,376	13,448,466
MainStay ICAP International Fund Class I	500,154	15,574,785
MainStay International Opportunities Fund Class I (a)	2,544,249	19,692,489
MainStay MAP Fund Class I	1,152,005	46,172,368
MainStay U.S. Equity Opportunities Fund Class I (a)	3,945,803	36,143,558
MainStay VP Common Stock Portfolio Initial Class	96,812	2,056,189
MainStay VP Cornerstone Growth Fund Initial Class	207,370	6,035,443
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)(b)	1,187,592	10,403,695
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	1,355,062	15,344,267
MainStay VP ICAP Select Equity Portfolio Initial Class	86,853	1,352,863
MainStay VP International Equity Portfolio Initial Class	498,128	6,174,419
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	1,804,100	33,782,808
MainStay VP Marketfield Fund Initial Class (a)(b)	585,767	6,010,216

	Shares	Value
Equity Funds (continued)
MainStay VP Mid Cap Core Portfolio Initial Class	481,227	$6,979,538
MainStay VP S&P 500 Index Portfolio Initial Class	190,730	6,271,142
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)(b)	2,696,812	33,227,918
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,375,105	16,271,326
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class (b)	59,494	514,611

Total Equity Funds (Cost $259,452,133)		295,723,860

Total Investments (Cost $259,452,133) (c)	99.9%	295,723,860
Other Assets, Less Liabilities	0.1	195,483
Net Assets	100.0%	$295,919,343

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2013, cost is $262,240,993 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$37,138,412
Gross unrealized depreciation	(3,655,545)

Net unrealized appreciation	$33,482,867

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$295,723,860	$—	$—	$295,723,860

Total Investments	$295,723,860	$—	$—	$295,723,860

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-196	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $259,452,133)	$295,723,860
Receivables:
Fund shares sold	367,186
Other assets	1,440

Total assets	296,092,486

Liabilities
Payables:
Fund shares redeemed	75,915
NYLIFE Distributors (See Note 3)	53,613
Professional fees	20,882
Shareholder communication	20,712
Trustees	533
Custodian	80
Accrued expenses	1,408

Total liabilities	173,143

Net assets	$295,919,343

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,307
Additional paid-in capital	270,649,117

270,675,424
Undistributed net investment income	2,420,330
Accumulated net realized gain (loss) on investments	(13,448,138)
Net unrealized appreciation (depreciation) on investments	36,271,727

Net assets	$295,919,343

Initial Class
Net assets applicable to outstanding shares	$36,233,959

Shares of beneficial interest outstanding	3,207,284

Net asset value per share outstanding	$11.30

Service Class
Net assets applicable to outstanding shares	$259,685,384

Shares of beneficial interest outstanding	23,099,559

Net asset value per share outstanding	$11.24

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-197

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$83,967

Expenses
Distribution and service—Service Class (See Note 3)	309,899
Shareholder communication	19,953
Professional fees	17,988
Trustees	3,058
Custodian	1,580
Miscellaneous	4,991

Total expenses	357,469

Net investment income (loss)	(273,502)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	12,367,873
Net change in unrealized appreciation (depreciation) on investments	17,879,610

Net realized and unrealized gain (loss) on investments	30,247,483

Net increase (decrease) in net assets resulting from operations	$29,973,981

M-198	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(273,502)	$1,733,209
Net realized gain (loss) on investments from affiliated investment companies transactions	12,367,873	17,084,177
Net change in unrealized appreciation (depreciation) on investments	17,879,610	16,837,613

Net increase (decrease) in net assets resulting from operations	29,973,981	35,654,999

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(302,698)
Service Class	—	(1,757,645)

	—	(2,060,343)

From net realized gain on investments:
Initial Class	—	(1,975,695)
Service Class	—	(15,116,478)

	—	(17,092,173)

Total dividends and distributions to shareholders	—	(19,152,516)

Capital share transactions:
Net proceeds from sale of shares	21,529,077	20,771,399
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	19,152,516
Cost of shares redeemed	(15,423,976)	(34,574,866)

Increase (decrease) in net assets derived from capital share transactions	6,105,101	5,349,049

Net increase (decrease) in net assets	36,079,082	21,851,532

Net Assets
Beginning of period	259,840,261	237,988,729

End of period	$295,919,343	$259,840,261

Undistributed net investment income at end of period	$2,420,330	$2,693,832

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-199

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.11		$9.47	$9.83	$8.64	$7.02	$11.69

Net investment income (loss)	0.00	‡	0.10	0.10	0.09 (a)	0.12 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	1.19		1.35	(0.37)	1.20	1.83	(4.50)

Total from investment operations	1.19		1.45	(0.27)	1.29	1.95	(4.39)

Less dividends and distributions:
From net investment income	—		(0.11)	(0.09)	(0.10)	(0.18)	(0.07)
From net realized gain on investments	—		(0.70)	—	—	(0.15)	(0.21)

Total dividends and distributions	—		(0.81)	(0.09)	(0.10)	(0.33)	(0.28)

Net asset value at end of period	$11.30		$10.11	$9.47	$9.83	$8.64	$7.02

Total investment return	11.77	%(b)(c)	15.47%	(2.65%)	15.03%	28.04%	(37.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03	%††	0.92%	0.99%	1.03%	1.56%	1.14%
Net expenses (d)	0.03	%††	0.04%	0.05%	0.06%	0.06%	0.07%
Portfolio turnover rate	22%		42%	54%	48%	47%	42%
Net assets at end of period (in 000’s)	$36,234		$31,447	$27,003	$30,384	$24,774	$15,699

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.08		$9.44	$9.80	$8.62	$7.00	$11.67

Net investment income (loss)	(0.01)		0.06	0.08	0.07 (a)	0.10 (a)	0.09 (a)
Net realized and unrealized gain (loss) on investments	1.17		1.36	(0.37)	1.20	1.83	(4.50)

Total from investment operations	1.16		1.42	(0.29)	1.27	1.93	(4.41)

Less dividends and distributions:
From net investment income	—		(0.08)	(0.07)	(0.09)	(0.16)	(0.05)
From net realized gain on investments	—		(0.70)	—	—	(0.15)	(0.21)

Total dividends and distributions	—		(0.78)	(0.07)	(0.09)	(0.31)	(0.26)

Net asset value at end of period	$11.24		$10.08	$9.44	$9.80	$8.62	$7.00

Total investment return	11.51	%(b)(c)	15.18%	(2.89%)	14.75%	27.72%	(37.75%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22	%)††	0.65%	0.78%	0.77%	1.29%	0.90%
Net expenses (d)	0.28	% ††	0.29%	0.30%	0.31%	0.31%	0.32%
Portfolio turnover rate	22%		42%	54%	48%	47%	42%
Net assets at end of period (in 000’s)	$259,685		$228,393	$210,986	$222,409	$186,844	$134,981

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-200	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	1.63%	8.77%	8.74%	8.42%	0.59%
Service Class Shares	1.50	8.50	8.47	8.14	0.84

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[3]	1.52%	9.18%	10.11%	8.66%
Average Lipper Variable Products High Yield Portfolio[4]	1.23	8.48	8.53	7.67

1.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 8.41% for Initial Class shares and 8.14% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-201

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,016.30	$2.95	$1,021.90	$2.96

Service Class Shares	$1,000.00	$1,015.00	$4.20	$1,020.60	$4.21

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-202	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-206 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Schaeffler Finance B.V., 4.75%–8.50%, due 2/15/17–5/15/21

2.	Texas Industries, Inc., 9.25%, due 8/15/20

3.	Seagate HDD Cayman, 4.75%–7.00%, due 11/1/21–6/1/23

4.	HCA, Inc., 4.75%–9.00%, due 12/15/14–9/15/25

5.	Ally Financial, Inc., (zero coupon)–8.30%, due 2/12/15–11/1/31
6.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

7.	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%–10.875%, due 4/1/15–7/1/21

8.	MetroPCS Wireless, Inc., 6.25%–6.625%, due 4/1/21–4/1/23

9.	General Motors Financial Co., Inc., 2.75%–6.75%, due 5/15/16–5/15/23

10.	Algeco Scotsman Global Finance PLC, 8.50%–10.75%, due 10/15/18–10/15/19

mainstayinvestments.com	M-203

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of J. Matthew Philo, CFA, and Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the reporting period?

For the six months ended June 30, 2013, MainStay VP High Yield Corporate Bond Portfolio returned 1.63% for Initial Class shares and 1.50% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 1.52% return of the Credit Suisse High Yield Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 1.23% return of the average Lipper1 Variable Products High Yield Portfolio during the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2013, Andrew Susser became an additional portfolio manager of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. The Portfolio remained conservatively positioned throughout the reporting period because we believed that there were more attractive valuations (as measured by spreads)2 among higher-quality high-yield corporate bonds and we preferred the resiliency of their credit profiles. In addition, we viewed valuations in the higher-risk segment of the high-yield market as generally unattractive. We believe that the higher-risk segment of the high-yield market is particularly vulnerable because of weak credit profiles and the challenging outlook for corporate earnings.

During the second half of the reporting period, the U.S. high-yield market experienced its first meaningful price decline since 2011. What was unusual about this sell-off was its cause: higher interest rates. After touching 1.62% in early May 2013, U.S. Treasury yields spiked to a high of 2.66% on June 24, 2013, and returned to 2.49% by June 30. Record outflows from the high-yield market—including three of the five largest recorded retail outflows—triggered technical selling pressure that was broad and indiscriminate. As a result, the higher-quality segments of the high-yield market (bonds rated BB and B)3 declined more than the lower-quality CCC4 segment because the higher-quality segment had a greater sensitivity to interest rates.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Because the Portfolio utilizes a bottom-up investment style, the factors that prompted significant decisions were specific to individual companies. We did, however, believe that valuations and credit profiles among higher-quality high-yield bonds were attractive. As a result, we kept the Portfolio positioned more conservatively during the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s invest ments in the communications, energy and health care industries made the greatest positive contributions to absolute performance. (Contributions take weightings and total returns into account.) Portfolio investments in the metals/minerals industry made it the most substantial detractor from absolute performance during the reporting period. Information technology and aerospace also detracted slightly. The remaining industries, however, all posted positive absolute returns.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘BB’ by Standard & Poors (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. In the opinion of S&P, however, adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

M-204	MainStay VP High Yield Corporate Bond Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased bonds of ice-cream producer Wells Enterprises. The bonds were secured by the majority of the company’s assets and represented the majority of the capital structure. The Portfolio also initiated a position in bonds of wireless telecommunication services company MetroPCS Wireless in anticipation of its merger with T-Mobile US, which is now 74% owned by Deutsche Telekom AG. We believe that the combined company will generate meaningful free cash flow and lower leverage and that Deutsche Telekom’s ownership position in both the debt and the equity of the company will provide meaningful support.

We sold the Portfolio’s position in Brazilian oil and gas company OGX Petróleo e Gás Participações after losing confidence in the company’s asset value. The company has had very disappointing production and cost performance. We also sold positions in depart ment store J.C. Penney. The Portfolio’s bond position in gaming company Station Casinos was called.

How did the Portfolio’s industry weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weightings in the Portfolio. There was a small increase in the Portfolio’s exposure to housing and transportation. The Portfolio reduced its exposure to the gaming/leisure and health care industries.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in transportation, housing and financials. As of the same date, the Portfolio held underweight positions in energy, media and retail.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-205

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.6%† Convertible Bonds 0.2%
Electric 0.1%
Somerset Cayuga Holding Co., Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	$1,564,280	$2,111,778

Internet 0.0%‡
At Home Corp. 0.525%, due 12/28/18 (a)(b)(e)(f)	1,869,975	187
4.75%, due 12/31/49 (a)(b)(e)(f)	9,032,054	903

		1,090

Investment Management/Advisory Services 0.1%
Janus Capital Group, Inc. 3.25%, due 7/15/14	3,039,000	3,179,554

Total Convertible Bonds (Cost $4,661,764)		5,292,422

Corporate Bonds 91.8%
Advertising 0.3%
Lamar Media Corp. 5.875%, due 2/1/22	1,525,000	1,566,938
7.875%, due 4/15/18	3,775,000	4,020,375
9.75%, due 4/1/14	3,297,000	3,461,850

		9,049,163

Aerospace & Defense 1.7%
AAR Corp.
7.25%, due 1/15/22 (c)	4,270,000	4,579,575
7.25%, due 1/15/22	4,490,000	4,815,525
Alliant Techsystems, Inc. 6.875%, due 9/15/20	3,480,000	3,688,800
B/E Aerospace, Inc. 5.25%, due 4/1/22	7,665,000	7,626,675
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (c)	4,491,000	4,502,228
GenCorp, Inc. 7.125%, due 3/15/21 (c)	7,710,000	7,979,850
TransDigm, Inc.
5.50%, due 10/15/20 (c)	4,420,000	4,176,900
7.75%, due 12/15/18	7,635,000	8,035,837

		45,405,390

Agriculture 0.1%
American Rock Salt Co. LLC / American Rock Capital Corp. 8.25%, due 5/1/18 (c)	3,830,000	3,638,500

Airlines 0.1%
U.S. Airways Group, Inc. 6.125%, due 6/1/18	2,265,000	2,140,425

	Principal Amount	Value
Apparel 0.3%
Hanesbrands, Inc. 8.00%, due 12/15/16	$1,898,000	$2,016,625
Wolverine World Wide, Inc. 6.125%, due 10/15/20 (c)	4,800,000	4,956,000

		6,972,625

Auto Manufacturers 0.4%
Jaguar Land Rover Automotive PLC
5.625%, due 2/1/23 (c)	1,285,000	1,246,450
8.125%, due 5/15/21 (c)	4,095,000	4,504,500
Oshkosh Corp.
8.25%, due 3/1/17	2,810,000	2,992,650
8.50%, due 3/1/20	905,000	978,531

		9,722,131

Auto Parts & Equipment 4.8%
Allison Transmission, Inc. 7.125%, due 5/15/19 (c)	9,620,000	10,173,150
Continental Rubber of America Corp. 4.50%, due 9/15/19 (c)	6,420,000	6,610,514
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	12,945,000	13,721,700
Cooper-Standard Holding, Inc. 7.375%, due 4/1/18 (c)(d)	5,210,000	5,170,925
Dana Holding Corp.
6.50%, due 2/15/19	3,089,000	3,285,924
6.75%, due 2/15/21	6,279,000	6,671,437
Delphi Corp. 5.875%, due 5/15/19	7,825,000	8,314,062
Exide Technologies 8.625%, due 2/1/18 (f)	19,260,000	11,748,600
International Automotive Components Group S.A. 9.125%, due 6/1/18 (c)	4,775,000	4,775,000
♦Schaeffler Finance B.V.
4.75%, due 5/15/21 (c)	15,280,000	14,516,000
7.75%, due 2/15/17 (c)	11,219,000	12,396,995
8.50%, due 2/15/19 (c)	6,560,000	7,314,400
Tenneco, Inc.
6.875%, due 12/15/20	1,870,000	2,000,900
7.75%, due 8/15/18	3,395,000	3,632,650
Titan International, Inc.
7.875%, due 10/1/17	3,594,000	3,773,700
7.875%, due 10/1/17 (c)	3,700,000	3,885,000
TRW Automotive, Inc.
4.50%, due 3/1/21 (c)	3,400,000	3,391,500
7.00%, due 3/15/14 (c)	800,000	824,000
7.25%, due 3/15/17 (c)	2,835,000	3,210,638
8.875%, due 12/1/17 (c)	3,050,000	3,240,625

		128,657,720

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-206	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks 1.5%
♦Ally Financial, Inc.
(zero coupon), due 6/15/15	$490,000	$453,348
4.625%, due 6/26/15	2,438,000	2,499,028
5.50%, due 2/15/17	780,000	814,952
6.25%, due 12/1/17	3,355,000	3,589,078
7.50%, due 9/15/20	7,047,000	8,121,667
8.00%, due 11/1/31	6,505,000	7,773,475
8.30%, due 2/12/15	6,305,000	6,793,638
Provident Funding Associates, L.P.
6.75%, due 6/15/21 (c)	6,965,000	6,947,588
10.125%, due 2/15/19 (c)	2,450,000	2,707,250

		39,700,024

Beverages 0.8%
Constellation Brands, Inc.
3.75%, due 5/1/21	1,755,000	1,643,119
4.25%, due 5/1/23	3,565,000	3,364,469
8.375%, due 12/15/14	1,620,000	1,749,600
Cott Beverages, Inc.
8.125%, due 9/1/18	4,290,000	4,622,475
8.375%, due 11/15/17	9,750,000	10,274,062

		21,653,725

Building Materials 3.5%
Boise Cascade Co. 6.375%, due 11/1/20	6,000,000	6,075,000
Building Materials Corp. of America
6.75%, due 5/1/21 (c)	2,110,000	2,241,875
6.875%, due 8/15/18 (c)	5,050,000	5,327,750
7.00%, due 2/15/20 (c)	3,060,000	3,258,900
7.50%, due 3/15/20 (c)	5,640,000	6,034,800
Gibraltar Industries, Inc. 6.25%, due 2/1/21 (c)	2,585,000	2,675,475
Griffon Corp. 7.125%, due 4/1/18	4,755,000	4,980,862
Headwaters, Inc. 7.625%, due 4/1/19	7,457,000	7,792,565
Jeld-Wen Escrow Corp. 12.25%, due 10/15/17 (c)	6,860,000	7,820,400
Martin Marietta Materials, Inc. 6.60%, due 4/15/18	2,000,000	2,254,732
♦Texas Industries, Inc. 9.25%, due 8/15/20	31,130,000	33,542,575
USG Corp.
6.30%, due 11/15/16	3,460,000	3,529,200
7.875%, due 3/30/20 (c)	530,000	577,700
8.375%, due 10/15/18 (c)	1,165,000	1,261,113
Vulcan Materials Co.
6.50%, due 12/1/16	4,075,000	4,411,187
7.50%, due 6/15/21	1,505,000	1,685,600

		93,469,734

	Principal Amount	Value
Chemicals 2.9%
Ashland, Inc. 4.75%, due 8/15/22 (c)	$1,500,000	$1,485,000
Axiall Corp. 4.875%, due 5/15/23 (c)	3,620,000	3,439,000
Celanese U.S. Holdings LLC 4.625%, due 11/15/22	5,090,000	4,994,562
Eagle Spinco, Inc. 4.625%, due 2/15/21 (c)	3,815,000	3,662,400
Ineos Finance PLC 7.50%, due 5/1/20 (c)	8,635,000	9,174,687
INEOS Group Holdings S.A. 6.125%, due 8/15/18 (c)	4,130,000	3,944,150
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	6,135,000	6,196,350
NOVA Chemicals Corp. 8.375%, due 11/1/16	3,835,000	4,055,513
Olin Corp.
5.50%, due 8/15/22	4,500,000	4,545,000
8.875%, due 8/15/19	6,675,000	7,275,750
Phibro Animal Health Corp. 9.25%, due 7/1/18 (c)	15,335,000	16,485,125
PolyOne Corp.
5.25%, due 3/15/23 (c)	5,050,000	4,974,250
7.375%, due 9/15/20	4,665,000	5,038,200
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	2,065,000	2,075,325

		77,345,312

Coal 2.0%
Arch Coal, Inc.
7.00%, due 6/15/19	8,395,000	6,988,838
7.25%, due 10/1/20	1,110,000	910,200
8.75%, due 8/1/16	2,070,000	2,070,000
9.875%, due 6/15/19 (c)	2,570,000	2,441,500
CONSOL Energy, Inc.
8.00%, due 4/1/17	11,115,000	11,698,537
8.25%, due 4/1/20	1,590,000	1,665,525
Peabody Energy Corp.
6.00%, due 11/15/18	7,635,000	7,654,087
6.25%, due 11/15/21	4,670,000	4,506,550
6.50%, due 9/15/20	3,485,000	3,493,713
7.875%, due 11/1/26	2,235,000	2,257,350
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 8.25%, due 4/15/18	1,340,000	1,396,950
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II
6.50%, due 5/15/21 (c)	4,150,000	3,994,375
8.375%, due 6/1/20	4,335,000	4,573,425

		53,651,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-207

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 4.4%
Alliance Data Systems Corp.
5.25%, due 12/1/17 (c)	$7,965,000	$8,203,950
6.375%, due 4/1/20 (c)	5,385,000	5,546,550
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
4.875%, due 11/15/17 (c)	1,940,000	1,949,700
5.50%, due 4/1/23 (c)	5,905,000	5,698,325
8.25%, due 1/15/19	1,345,000	1,462,687
9.75%, due 3/15/20	2,895,000	3,329,250
Catalent Pharma Solutions, Inc. 7.875%, due 10/15/18 (c)	7,060,000	7,112,950
Cenveo Corp. 8.875%, due 2/1/18	7,339,000	7,082,135
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	6,695,000	6,937,694
Hertz Corp. (The)
4.25%, due 4/1/18 (c)	2,660,000	2,593,500
5.875%, due 10/15/20	1,330,000	1,369,900
Knowledge Universe Education LLC 7.75%, due 2/1/15 (c)	8,530,000	8,188,800
PHH Corp.
7.375%, due 9/1/19	3,215,000	3,407,900
9.25%, due 3/1/16	1,130,000	1,257,125
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50% (a)(b)(e)(g)	150,000	2,205
9.75% (a)(b)(c)(e)(g)	8,530,000	125,391
Safway Group Holding LLC / Safway Finance Corp. 7.00%, due 5/15/18 (c)	5,540,000	5,429,200
Sotheby’s 5.25%, due 10/1/22 (c)	4,820,000	4,675,400
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (c)	7,660,000	8,004,700
Sunstate Equipment Co. LLC / Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (c)(d)	9,800,000	10,731,000
United Rentals North America, Inc.
5.75%, due 7/15/18	4,155,000	4,362,750
6.125%, due 6/15/23	4,905,000	4,880,475
7.625%, due 4/15/22	2,920,000	3,160,900
9.25%, due 12/15/19	2,450,000	2,701,125
Valassis Communications, Inc. 6.625%, due 2/1/21	4,740,000	4,645,200
WEX, Inc. 4.75%, due 2/1/23 (c)	5,205,000	4,918,725

		117,777,537

Computers 1.7%
iGATE Corp. 9.00%, due 5/1/16	5,140,000	5,345,600

	Principal Amount	Value
Computers (continued)
NCR Corp.
4.625%, due 2/15/21	$1,100,000	$1,050,500
5.00%, due 7/15/22	4,050,000	3,908,250
♦Seagate HDD Cayman
4.75%, due 6/1/23 (c)	28,630,000	26,697,475
7.00%, due 11/1/21	5,220,000	5,585,400
SunGard Data Systems, Inc. 4.875%, due 1/15/14	3,625,000	3,643,125

		46,230,350

Consumer Finance 0.3%
Cash America International, Inc. 5.75%, due 5/15/18 (c)	7,040,000	6,723,200

Distribution & Wholesale 0.7%
American Tire Distributors, Inc. 9.75%, due 6/1/17	13,805,000	14,564,275
LKQ Corp. 4.75%, due 5/15/23 (c)	4,695,000	4,483,725

		19,048,000

Diversified Financial Services 1.7%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (c)	6,915,000	6,984,150
CNG Holdings, Inc. 9.375%, due 5/15/20 (c)	4,695,000	4,507,200
Community Choice Financial, Inc.
10.75%, due 5/1/19	8,340,000	7,985,550
12.75%, due 5/1/20 (c)(e)	3,000,000	3,000,000
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,518,574
National Money Mart Co. 10.375%, due 12/15/16	6,470,000	6,858,200
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (c)	5,105,000	5,806,937

		44,660,611

Electric 2.3%
Calpine Corp.
7.25%, due 10/15/17 (c)	9,267,000	9,660,848
7.50%, due 2/15/21 (c)	1,000,000	1,067,500
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	8,101,000	8,870,595
♦GenOn Energy, Inc.
7.875%, due 6/15/17	14,809,000	15,734,562
9.50%, due 10/15/18	12,773,000	14,178,030
GenOn REMA LLC Series C 9.681%, due 7/2/26	1,190,000	1,237,600
IPALCO Enterprises, Inc. 7.25%, due 4/1/16 (c)	1,615,000	1,752,275

M-208	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Mirant Americas Generation LLC 9.125%, due 5/1/31	$4,910,000	$5,253,700
PNM Resources, Inc. 9.25%, due 5/15/15	1,704,000	1,925,520
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,305,000	2,770,174

		62,450,804

Electrical Components & Equipment 0.6%
Belden, Inc. 5.50%, due 9/1/22 (c)	11,080,000	10,886,100
General Cable Corp. 5.75%, due 10/1/22 (c)	6,140,000	6,078,600

		16,964,700

Electronics 0.4%
Kemet Corp. 10.50%, due 5/1/18	6,755,000	6,890,100
Stoneridge, Inc. 9.50%, due 10/15/17 (c)	3,110,000	3,327,700

		10,217,800

Engineering & Construction 0.7%
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	10,275,000	7,346,625
13.00%, due 3/15/18 (c)(d)	10,119,297	11,080,630
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23 (c)	1,369,000	1,345,043

		19,772,298

Entertainment 2.2%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	11,715,000	12,095,737
Greektown Superholdings, Inc. 13.00%, due 7/1/15	3,060,000	3,251,250
MU Finance PLC 8.375%, due 2/1/17 (c)	8,938,209	9,519,193
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (c)	8,807,000	9,423,490
Production Resource Group, Inc. 8.875%, due 5/1/19	6,090,000	4,704,525
Speedway Motorsports, Inc. 6.75%, due 2/1/19	3,748,000	3,916,660
Sterling Entertainment Enterprise LLC 9.75%, due 12/31/19 (a)(b)(e)	10,000,000	10,350,000
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (a)(e)	311,511	218,058
Vail Resorts, Inc. 6.50%, due 5/1/19	5,415,000	5,672,213

		59,151,126

	Principal Amount	Value
Environmental Controls 0.6%
Clean Harbors, Inc.
5.125%, due 6/1/21	$2,735,000	$2,755,513
5.25%, due 8/1/20	4,320,000	4,384,800
Darling International, Inc. 8.50%, due 12/15/18	3,600,000	3,982,500
Heckmann Corp.
9.875%, due 4/15/18	3,205,000	3,365,250
9.875%, due 4/15/18 (c)	1,720,000	1,793,100

		16,281,163

Finance—Auto Loans 1.3%
Credit Acceptance Corp. 9.125%, due 2/1/17	5,020,000	5,308,650
Ford Motor Credit Co. LLC 12.00%, due 5/15/15	4,455,000	5,253,234
♦General Motors Financial Co., Inc.
2.75%, due 5/15/16 (c)	2,000,000	1,967,500
3.25%, due 5/15/18 (c)	2,630,000	2,557,675
4.25%, due 5/15/23 (c)	4,640,000	4,321,000
4.75%, due 8/15/17 (c)	6,455,000	6,616,375
6.75%, due 6/1/18	8,850,000	9,624,375

		35,648,809

Finance—Consumer Loans 0.2%
SLM Corp.
8.00%, due 3/25/20	450,000	487,125
8.45%, due 6/15/18	4,085,000	4,534,350

		5,021,475

Finance—Other Services 1.6%
Cantor Commercial Real Estate Co., L.P. 7.75%, due 2/15/18 (c)	5,730,000	5,758,650
♦Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 7/1/21	2,645,000	2,539,200
7.875%, due 10/1/20	4,005,000	4,245,300
9.625%, due 5/1/19	5,305,000	5,941,600
10.875%, due 4/1/15	15,980,000	16,739,050
SquareTwo Financial Corp. 11.625%, due 4/1/17	7,345,000	7,528,625

		42,752,425

Food 2.8%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (c)	4,740,000	4,929,600
American Stores Co. 8.00%, due 6/1/26	9,740,000	12,369,800
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (c)(d)	5,217,050	5,530,073
B&G Foods, Inc. 4.625%, due 6/1/21	4,460,000	4,259,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-209

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
C&S Group Enterprises LLC 8.375%, due 5/1/17 (c)	$3,139,000	$3,327,340
Harmony Foods Corp. 10.00%, due 5/1/16 (c)	5,861,000	6,168,702
Hawk Acquisition Sub, Inc. 4.25%, due 10/15/20 (c)	4,155,000	3,973,219
Ingles Markets, Inc. 5.75%, due 6/15/23 (c)	8,820,000	8,709,750
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (c)	9,655,000	9,944,650
TreeHouse Foods, Inc.
6.03%, due 9/30/13 (a)(b)(e)	6,300,000	6,323,625
7.75%, due 3/1/18	3,070,000	3,250,363
Wells Enterprises, Inc. 6.75%, due 2/1/20 (c)	5,120,000	5,363,200

		74,149,622

Forest Products & Paper 0.6%
Clearwater Paper Corp. 7.125%, due 11/1/18	4,082,000	4,367,740
Georgia-Pacific Corp.
7.25%, due 6/1/28	2,792,000	3,487,652
7.375%, due 12/1/25	1,310,000	1,668,244
8.00%, due 1/15/24	3,469,000	4,469,019
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (c)	2,325,000	2,255,250

		16,247,905

Health Care—Products 1.4%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (c)	7,315,000	7,991,638
Hanger, Inc. 7.125%, due 11/15/18	7,627,000	8,160,890
Hologic, Inc. 6.25%, due 8/1/20	3,230,000	3,349,106
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23 (c)	2,560,000	2,438,669
Teleflex, Inc. 6.875%, due 6/1/19	4,860,000	5,127,300
Universal Hospital Services, Inc. 7.625%, due 8/15/20	8,830,000	9,227,350

		36,294,953

Health Care—Services 3.1%
Centene Corp. 5.75%, due 6/1/17	3,905,000	4,090,488
CHS / Community Health Systems, Inc. 5.125%, due 8/15/18	2,990,000	3,034,850
DaVita HeathCare Partners, Inc. 6.625%, due 11/1/20	2,651,000	2,810,060
Fresenius Medical Care U.S. Finance, Inc.
6.50%, due 9/15/18 (c)	3,750,000	4,078,125
6.875%, due 7/15/17	40,000	43,700

	Principal Amount	Value
Health Care—Services (continued)
Fresenius Medical Care U.S. Finance II, Inc.
6.625%, due 7/31/19 (c)	$460,000	$478,400
5.875%, due 1/31/22 (c)	2,710,000	2,852,275
HCA Holdings, Inc.
6.25%, due 2/15/21	715,000	729,300
7.75%, due 5/15/21	3,155,000	3,407,400
♦HCA, Inc.
4.75%, due 5/1/23	10,335,000	9,895,763
5.875%, due 5/1/23	745,000	746,863
6.375%, due 1/15/15	2,780,000	2,912,050
6.50%, due 2/15/16	2,920,000	3,146,300
6.50%, due 2/15/20	2,125,000	2,298,984
7.19%, due 11/15/15	243,000	262,440
7.25%, due 9/15/20	2,070,000	2,222,663
7.50%, due 2/15/22	1,570,000	1,738,775
7.58%, due 9/15/25	575,000	609,500
7.875%, due 2/15/20	645,000	694,584
8.00%, due 10/1/18	4,076,000	4,682,305
8.36%, due 4/15/24	450,000	508,500
9.00%, due 12/15/14	1,520,000	1,649,200
Health Management Associates, Inc. 7.375%, due 1/15/20	2,505,000	2,746,106
INC Research LLC 11.50%, due 7/15/19 (c)	7,110,000	7,643,250
MultiPlan, Inc. 9.875%, due 9/1/18 (c)	10,145,000	11,032,687
ResCare, Inc. 10.75%, due 1/15/19	3,520,000	3,942,400
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc.
7.75%, due 2/1/19	3,080,000	3,264,800
8.00%, due 2/1/18	1,655,000	1,754,300

		83,276,068

Holding Company—Diversified 0.1%
Leucadia National Corp. 8.125%, due 9/15/15	1,480,000	1,659,450

Home Builders 1.8%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (c)	5,210,000	5,262,100
Brookfield Residential Properties, Inc.
6.125%, due 7/1/22 (c)	2,760,000	2,708,250
6.50%, due 12/15/20 (c)	5,285,000	5,324,637
D.R. Horton, Inc.
3.625%, due 2/15/18	605,000	594,413
4.75%, due 2/15/23	2,925,000	2,815,312
Lennar Corp.
4.125%, due 12/1/18 (c)	3,000,000	2,842,500
5.00%, due 11/15/22 (c)	3,130,000	2,973,500

M-210	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Meritage Homes Corp. 7.00%, due 4/1/22	$1,665,000	$1,831,500
Ryland Group, Inc. (The)
5.375%, due 10/1/22	540,000	521,100
6.625%, due 5/1/20	2,460,000	2,583,000
Standard Pacific Corp. 8.375%, due 1/15/21	4,400,000	5,016,000
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.
5.25%, due 4/15/21 (c)	3,275,000	3,111,250
7.75%, due 4/15/20 (c)	5,613,000	6,048,008
Toll Brothers Finance Corp. 4.375%, due 4/15/23	6,725,000	6,254,250

		47,885,820

Household Products & Wares 0.9%
Jarden Corp.
6.125%, due 11/15/22	945,000	991,069
7.50%, due 5/1/17	5,940,000	6,511,725
Prestige Brands, Inc. 8.25%, due 4/1/18	3,560,000	3,791,400
Spectrum Brands Escrow Corp.
6.375%, due 11/15/20 (c)	1,545,000	1,618,387
6.625%, due 11/15/22 (c)	1,545,000	1,618,387
Spectrum Brands, Inc.
6.75%, due 3/15/20	710,000	748,163
9.50%, due 6/15/18	8,887,000	9,731,265

		25,010,396

Housewares 0.2%
Libbey Glass, Inc. 6.875%, due 5/15/20	4,824,000	5,047,110

Insurance 0.8%
A-S Co-issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (c)	1,405,000	1,412,025
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (c)	6,410,000	6,217,700
Hub International, Ltd. 8.125%, due 10/15/18 (c)	3,125,000	3,250,000
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (c)	4,190,000	4,677,829
Onex USI Aquisition Corp. 7.75%, due 1/15/21 (c)	5,700,000	5,614,500

		21,172,054

Internet 0.8%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (c)	7,530,000	8,207,700
Cyrusone, L.P. / Cyrusone Finance Corp. 6.375%, due 11/15/22 (c)	4,930,000	5,053,250

	Principal Amount	Value
Internet (continued)
Equinix, Inc. 7.00%, due 7/15/21	$5,638,000	$6,117,230
IAC / InterActiveCorp. 4.75%, due 12/15/22 (c)	1,000,000	945,000

		20,323,180

Investment Management/Advisory Services 0.3%
Janus Capital Group, Inc. 6.70%, due 6/15/17	1,743,000	1,946,195
Patriot Merger Corp. 9.00%, due 7/15/21 (c)	4,900,000	4,789,750

		6,735,945

Iron & Steel 0.4%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	2,748,259
Allegheny Technologies, Inc. 9.375%, due 6/1/19	2,600,000	3,208,317
Bluescope Steel, Ltd. / Bluescope Steel Finance 7.125%, due 5/1/18 (c)	5,080,000	5,156,200

		11,112,776

Leisure Time 1.1%
Brunswick Corp. 4.625%, due 5/15/21 (c)	7,965,000	7,765,875
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (c)	20,180,000	20,381,800

		28,147,675

Lodging 1.3%
Ameristar Casinos, Inc. 7.50%, due 4/15/21	4,897,000	5,092,880
Choice Hotels International, Inc. 5.75%, due 7/1/22	9,285,000	9,842,100
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (c)	6,170,000	5,938,625
Felcor Lodging, L.P. 5.625%, due 3/1/23	870,000	846,075
MGM Resorts International
6.625%, due 7/15/15	1,000,000	1,066,250
6.625%, due 12/15/21	242,000	249,563
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (d)	6,452,225	6,742,575
RHP Hotel Properties, L.P. / RHP Finance Corp. 5.00%, due 4/15/21 (c)	2,595,000	2,517,150
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, due 11/15/15	2,580,000	2,925,756

		35,220,974

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-211

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	$3,660,000	$4,026,000
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (c)	2,545,000	2,646,800

		6,672,800

Media 3.9%
CCO Holdings LLC / CCO Holdings Capital Corp.
7.00%, due 1/15/19	4,700,000	4,982,000
7.25%, due 10/30/17	1,245,000	1,321,256
Cogeco Cable, Inc. 4.875%, due 5/1/20 (c)	5,420,000	5,270,950
Crown Media Holdings, Inc. 10.50%, due 7/15/19	5,023,000	5,575,530
CSC Holdings LLC
7.625%, due 7/15/18	95,000	107,113
7.875%, due 2/15/18	965,000	1,095,275
DISH DBS Corp.
4.25%, due 4/1/18 (c)	4,035,000	3,954,300
4.625%, due 7/15/17	6,040,000	6,070,200
5.125%, due 5/1/20 (c)	11,225,000	11,000,500
7.125%, due 2/1/16	1,085,000	1,174,513
7.75%, due 5/31/15	1,345,000	1,455,962
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20 (c)	9,455,000	9,076,800
7.75%, due 10/15/18	7,560,000	8,127,000
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (c)	10,835,000	10,835,000
Quebecor Media, Inc.
5.75%, due 1/15/23	9,100,000	8,872,500
7.75%, due 3/15/16	6,280,000	6,382,050
Videotron, Ltd.
5.00%, due 7/15/22	4,385,000	4,275,375
6.375%, due 12/15/15	2,425,000	2,452,281
9.125%, due 4/15/18	12,630,000	13,245,712

		105,274,317

Metal Fabricate & Hardware 1.0%
A. M. Castle & Co. 12.75%, due 12/15/16	9,200,000	10,580,000
Mueller Water Products, Inc.
7.375%, due 6/1/17	6,290,000	6,447,250
8.75%, due 9/1/20	4,160,000	4,534,400
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (c)	5,570,000	5,681,400

		27,243,050

	Principal Amount	Value
Mining 1.9%
Hecla Mining Co. 6.875%, due 5/1/21 (c)	$15,270,000	$14,162,925
Kaiser Aluminum Corp. 8.25%, due 6/1/20	6,495,000	7,193,212
New Gold, Inc.
6.25%, due 11/15/22 (c)	6,885,000	6,592,388
7.00%, due 4/15/20 (c)	7,640,000	7,716,400
Novelis, Inc.
8.375%, due 12/15/17	4,205,000	4,457,300
8.75%, due 12/15/20	2,810,000	3,013,725
St. Barbara, Ltd. 8.875%, due 4/15/18 (c)	7,260,000	6,679,200

		49,815,150

Miscellaneous—Manufacturing 1.7%
Actuant Corp. 5.625%, due 6/15/22	3,941,000	3,990,263
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	11,265,000	11,884,575
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20 (c)	6,915,000	7,157,025
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,355,350
Polypore International, Inc. 7.50%, due 11/15/17	6,465,000	6,739,762
SPX Corp.
6.875%, due 9/1/17	4,285,000	4,627,800
7.625%, due 12/15/14	4,095,000	4,340,700

		44,095,475

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	7,363,000	7,804,780

Oil & Gas 8.8%
Approach Resources, Inc. 7.00%, due 6/15/21	6,565,000	6,614,238
Berry Petroleum Co. 10.25%, due 6/1/14	3,915,000	4,130,325
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	3,660,000	3,879,600
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
9.375%, due 5/1/19	11,222,000	12,007,540
9.625%, due 8/1/20 (c)	1,770,000	1,924,875
Chesapeake Energy Corp. 6.50%, due 8/15/17	9,615,000	10,312,087
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19 (c)	9,345,000	9,251,550

M-212	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Comstock Resources, Inc.
7.75%, due 4/1/19	$6,925,000	$7,063,500
8.375%, due 10/15/17	1,575,000	1,638,000
9.50%, due 6/15/20	3,750,000	4,050,000
Concho Resources, Inc.
5.50%, due 10/1/22	1,990,000	1,970,100
5.50%, due 4/1/23	5,320,000	5,240,200
6.50%, due 1/15/22	7,710,000	8,153,325
7.00%, due 1/15/21	5,485,000	5,896,375
Continental Resources, Inc.
5.00%, due 9/15/22	9,656,000	9,824,980
8.25%, due 10/1/19	3,620,000	3,963,900
Denbury Resources, Inc. 8.25%, due 2/15/20	4,605,000	4,973,400
Halcon Resources Corp. 8.875%, due 5/15/21	805,000	780,850
Linn Energy LLC 9.875%, due 7/1/18	2,395,000	2,514,750
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, due 11/1/19 (c)	2,330,000	2,219,325
6.50%, due 5/15/19	7,705,000	7,531,637
Newfield Exploration Co.
5.625%, due 7/1/24	5,265,000	5,107,050
6.875%, due 2/1/20	1,630,000	1,678,900
Oasis Petroleum, Inc. 7.25%, due 2/1/19	9,740,000	10,153,950
PDC Energy, Inc. 7.75%, due 10/15/22 (c)	5,435,000	5,611,638
Penn Virginia Corp. 7.25%, due 4/15/19	2,385,000	2,289,600
PetroHawk Energy Corp.
7.25%, due 8/15/18	3,285,000	3,583,935
10.50%, due 8/1/14	1,410,000	1,481,910
PetroQuest Energy, Inc. 10.00%, due 9/1/17	17,865,000	18,063,700
Range Resources Corp.
5.00%, due 8/15/22	1,660,000	1,622,650
5.00%, due 3/15/23	5,550,000	5,425,125
8.00%, due 5/15/19	2,980,000	3,173,700
Rex Energy Corp. 8.875%, due 12/1/20 (c)	10,825,000	11,149,750
SM Energy Co.
5.00%, due 1/15/24 (c)	6,670,000	6,369,850
6.50%, due 11/15/21	2,895,000	3,039,750
6.625%, due 2/15/19	3,795,000	3,975,263
Stone Energy Corp.
7.50%, due 11/15/22	4,500,000	4,657,500
8.625%, due 2/1/17	2,400,000	2,502,000

	Principal Amount	Value
Oil & Gas (continued)
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21 (c)	$2,300,000	$2,334,500
W&T Offshore, Inc. 8.50%, due 6/15/19	8,170,000	8,435,525
Whiting Petroleum Corp.
6.50%, due 10/1/18	7,315,000	7,735,612
7.00%, due 2/1/14	7,891,000	8,068,547
WPX Energy, Inc. 6.00%, due 1/15/22	5,365,000	5,418,650

		235,819,662

Oil & Gas Services 0.8%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (c)	7,778,000	8,166,900
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (c)	3,560,000	3,666,800
Pioneer Energy Services Corp. 9.875%, due 3/15/18	7,900,000	8,472,750

		20,306,450

Packaging & Containers 1.6%
AEP Industries, Inc. 8.25%, due 4/15/19	8,490,000	9,137,362
Ball Corp.
5.00%, due 3/15/22	3,780,000	3,761,100
6.75%, due 9/15/20	835,000	899,713
Greif, Inc. 6.75%, due 2/1/17	3,324,000	3,656,400
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	1,750,000	1,951,250
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (c)	10,148,000	11,162,800
Silgan Holdings, Inc. 5.00%, due 4/1/20	6,900,000	6,831,000
Tekni-Plex, Inc. 9.75%, due 6/1/19 (c)	5,184,000	5,508,000

		42,907,625

Pharmaceuticals 1.8%
BioScrip, Inc. 10.25%, due 10/1/15	3,805,000	4,023,788
Endo Health Solutions, Inc.
7.00%, due 7/15/19	1,215,000	1,227,150
7.00%, due 12/15/20	1,275,000	1,279,781
Grifols, Inc. 8.25%, due 2/1/18	7,400,000	7,955,000
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	7,645,000	6,746,712
Mylan, Inc. 7.625%, due 7/15/17 (c)	2,075,000	2,297,463

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-213

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
NBTY, Inc. 9.00%, due 10/1/18	$6,150,000	$6,688,125
Valeant Pharmaceuticals International
6.375%, due 10/15/20 (c)	7,645,000	7,558,994
6.50%, due 7/15/16 (c)	4,485,000	4,619,550
6.75%, due 10/1/17 (c)	1,010,000	1,045,350
7.00%, due 10/1/20 (c)	835,000	851,700
VPII Escrow Corp. 6.75%, due 8/15/18 (c)	2,015,000	2,065,375
Warner Chilcott Co., LLC / Warner Chilcott Co., LLC 7.75%, due 9/15/18	1,490,000	1,609,200

		47,968,188

Pipelines 1.6%
Access Midstream Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	2,320,000	2,349,000
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	479,974
9.625%, due 11/1/21	5,950,000	8,430,942
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20 (c)	6,235,000	6,250,587
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	6,880,000	7,654,000
Inergy Midstream, L.P. / NRGM Finance Corp. 6.00%, due 12/15/20 (c)	2,915,000	2,812,975
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
4.50%, due 7/15/23	3,000,000	2,745,000
6.25%, due 6/15/22	1,835,000	1,890,050
6.75%, due 11/1/20	6,940,000	7,321,700
Northwest Pipeline Corp. 7.125%, due 12/1/25	2,195,000	2,661,440

		42,595,668

Real Estate 0.7%
CBRE Services, Inc. 5.00%, due 3/15/23	10,700,000	10,138,250
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (c)	3,290,000	3,388,700
Mattamy Group Corp. 6.50%, due 11/15/20 (c)	5,760,000	5,644,800

		19,171,750

	Principal Amount	Value
Real Estate Investment Trusts 1.1%
Geo Group, Inc. (The) 6.625%, due 2/15/21	$5,556,000	$5,833,800
Host Hotels & Resorts, L.P.
4.75%, due 3/1/23	5,860,000	5,846,955
5.25%, due 3/15/22	4,055,000	4,200,899
5.875%, due 6/15/19	385,000	413,913
6.00%, due 10/1/21	1,070,000	1,159,692
Series Q 6.75%, due 6/1/16	4,113,000	4,173,872
Sabra Health Care, L.P. / Sabra Capital Corp.
5.375%, due 6/1/23	5,560,000	5,448,800
8.125%, due 11/1/18	2,750,000	2,949,375

		30,027,306

Retail 3.2%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,970,000	2,038,950
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	2,180,000	2,190,900
6.50%, due 5/20/21	1,685,000	1,701,850
Asbury Automotive Group, Inc.
7.625%, due 3/15/17	2,864,000	2,946,369
8.375%, due 11/15/20 (c)	5,700,000	6,312,750
8.375%, due 11/15/20	7,476,000	8,279,670
AutoNation, Inc. 6.75%, due 4/15/18	5,495,000	6,126,925
DineEquity, Inc. 9.50%, due 10/30/18	17,045,000	18,919,950
L Brands, Inc.
5.625%, due 2/15/22	970,000	984,550
6.625%, due 4/1/21	3,610,000	3,921,362
8.50%, due 6/15/19	1,555,000	1,803,800
Penske Automotive Group, Inc. 5.75%, due 10/1/22	7,680,000	7,833,600
PVH Corp.
4.50%, due 12/15/22	798,000	766,080
7.375%, due 5/15/20	2,540,000	2,755,900
Radio Systems Corp. 8.375%, due 11/1/19 (c)	4,100,000	4,366,500
Sally Holdings LLC / Sally Capital, Inc.
5.75%, due 6/1/22	3,075,000	3,121,125
6.875%, due 11/15/19	3,860,000	4,139,850
Sonic Automotive, Inc.
5.00%, due 5/15/23 (c)	4,545,000	4,408,650
7.00%, due 7/15/22	3,300,000	3,597,000

		86,215,781

M-214	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.
6.875%, due 3/15/18	$2,245,000	$2,399,344
7.125%, due 3/15/21	1,825,000	1,961,875

		4,361,219

Software 0.1%
Nuance Communications, Inc. 5.375%, due 8/15/20 (c)	3,010,000	2,942,275

Special Purpose Entity 0.3%
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (c)	6,232,000	6,730,560

Storage & Warehousing 0.9%
♦Algeco Scotsman Global Finance PLC
8.50%, due 10/15/18 (c)	13,925,000	13,855,375
10.75%, due 10/15/19 (c)	11,405,000	10,891,775
Mobile Mini, Inc. 7.875%, due 12/1/20	280,000	301,000

		25,048,150

Telecommunications 6.9%
Crown Castle International Corp.
5.25%, due 1/15/23	15,480,000	14,860,800
7.125%, due 11/1/19	6,835,000	7,296,362
DigitalGlobe, Inc. 5.25%, due 2/1/21 (c)	5,410,000	5,193,600
Frontier Communications Corp. 9.25%, due 7/1/21	4,300,000	4,912,750
GCI, Inc.
6.75%, due 6/1/21	4,300,000	4,020,500
8.625%, due 11/15/19	3,025,000	3,100,625
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	4,710,000	4,992,600
7.625%, due 6/15/21	4,770,000	5,068,125
Intelsat Jackson Holdings S.A.
5.50%, due 8/1/23 (c)	2,600,000	2,444,000
7.25%, due 4/1/19	5,295,000	5,539,894
7.25%, due 10/15/20	9,940,000	10,437,000
7.50%, due 4/1/21	3,665,000	3,848,250
Lynx I Corp. 5.375%, due 4/15/21 (c)	7,765,000	7,803,825
Lynx II Corp. 6.375%, due 4/15/23 (c)	600,000	604,500
♦MetroPCS Wireless, Inc.
6.25%, due 4/1/21 (c)	6,960,000	7,081,800
6.625%, due 4/1/23 (c)	17,765,000	18,075,887

	Principal Amount	Value
Telecommunications (continued)
NII International Telecom Sarl
7.875%, due 8/15/19 (c)	$3,915,000	$3,709,463
11.375%, due 8/15/19 (c)	5,985,000	6,403,950
Sable International Finance, Ltd.
7.75%, due 2/15/17 (c)	8,380,000	8,840,900
8.75%, due 2/1/20 (c)	3,600,000	3,960,000
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	10,772,000	11,391,390
SBA Telecommunications, Inc.
5.75%, due 7/15/20 (c)	3,750,000	3,759,375
8.25%, due 8/15/19	2,538,000	2,747,385
Sprint Capital Corp.
6.875%, due 11/15/28	16,360,000	15,705,600
6.90%, due 5/1/19	1,380,000	1,435,200
8.75%, due 3/15/32	3,927,000	4,319,700
Sprint Nextel Corp.
6.00%, due 11/15/22	1,210,000	1,185,800
9.125%, due 3/1/17	3,765,000	4,329,750
tw telecom holdings, Inc. 5.375%, due 10/1/22	3,600,000	3,573,000
Virgin Media Finance PLC 8.375%, due 10/15/19	4,455,000	4,833,675
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	3,478,000	3,478,306

		184,954,012

Transportation 1.2%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (d)	1,141,740	1,198,827
Florida East Coast Railway Corp. 8.125%, due 2/1/17	16,522,000	17,472,015
Syncreon Global Ireland, Ltd. / Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (c)	11,270,000	11,946,200

		30,617,042

Trucking & Leasing 0.4%
NESCO LLC / NESCO Holdings Corp. 11.75%, due 4/15/17 (c)	4,530,000	4,915,050
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19 (c)	5,690,000	6,259,000

		11,174,050

Vitamins & Nutrition Products 0.4%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (d)	10,915,000	11,187,875

Total Corporate Bonds (Cost $2,384,928,254)		2,449,323,210

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-215

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments & Participations 2.0% (h)
Auto Manufacturers 0.2%
Chrysler Group LLC New Term Loan B 4.25%, due 5/24/17	$4,443,325	$4,458,370

Auto Parts & Equipment 0.6%
Exide Technologies, Inc. DIP Second-Out Term Loan 5.68%, due 12/31/14 (a)(e)(i)	15,153,818	15,040,165

Finance 0.2%
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	5,226,900	5,250,421

Finance—Investment Banker/Broker 0.2%
VFH Parent LLC Refi Term Loan B 5.75%, due 7/8/16	5,839,930	5,869,129

Finance—Other Services 0.2%
BATS Global Markets, Inc. Term Loan 7.00%, due 12/14/18	5,550,000	5,550,000

Lodging 0.3%
Cannery Casino Resorts LLC New Term Loan B 6.00%, due 10/2/18	2,481,250	2,475,047
New Second Lien Term Loan 10.00%, due 10/2/19	5,875,000	5,566,562

		8,041,609

Media 0.1%
ProQuest Co. Term Loan B 6.00%, due 4/13/18	3,278,500	3,270,304

Miscellaneous—Manufacturing 0.2%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	5,350,306	5,353,650

Total Loan Assignments & Participations (Cost $52,071,682)		52,833,648

	Principal Amount	Value
Yankee Bonds 0.6% (j)
Forest Products & Paper 0.3%
Smurfit Kappa Treasury Funding Ltd. 7.50%, due 11/20/25	$8,835,000	$9,630,150

Insurance 0.3%
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	1,537,000	1,749,014
7.75%, due 7/15/37	420,000	454,462
8.30%, due 4/15/26	4,645,000	5,575,509

		7,778,985

Total Yankee Bonds (Cost $14,087,470)		17,409,135

Total Long-Term Bonds (Cost $2,455,749,170)		2,524,858,415

	Shares
Common Stocks 1.0%
Coal 0.1%
Peabody Energy Corp.	189,000	2,766,960
Upstate NY Power Producers (a)(b)(e)	19,474	331,058

		3,098,018

Entertainment 0.0%‡
Affinity Gaming LLC (a)(b)(e)	75,000	806,250

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (a)(e)(g)	230,859	2,056,954

Mining 0.3%
Goldcorp, Inc.	264,500	6,541,085

Telecommunications 0.5%
T-Mobile U.S., Inc. (g)	528,900	13,122,009

Total Common Stocks (Cost $24,087,017)		25,624,316

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	124,200	3,235,410

Total Preferred Stock (Cost $3,028,995)		3,235,410

M-216	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (b)(e)(g)	3,370	$589,750

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (a)(b)(e)(g)	365	4
Unsecured Debt Expires 12/18/16 (a)(b)(e)(g)	360	3

		7

Total Warrants (Cost $1,099)		589,757

	Principal Amount
Short-Term Investment 3.0%
Repurchase Agreement 3.0%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $79,612,092 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $85,130,000 and a Market Value of $81,206,699)	$79,612,026	79,612,026

Total Short-Term Investment (Cost $79,612,026)		79,612,026

Total Investments (Cost $2,562,478,307) (k)	98.7%	2,633,919,924
Other Assets, Less Liabilities	1.3	35,335,440
Net Assets	100.0%	$2,669,255,364
‡	Less than one-tenth of a percent.

(a)	Fair valued security—The total market value of these securities as of June 30, 2013, is $37,366,581, which represents 1.4% of the Portfolio’s net assets.

(b)	Restricted security.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(e)	Illiquid security—The total market value of these securities as of June 30, 2013, is $40,956,331, which represents 1.5% of the Portfolio’s net assets.
(f)	Issue in default.

(g)	Non-income producing security.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2013.

(i)	Security has additional commitments and contingencies. Principal amount and value excludes unfunded commitments.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	As of June 30, 2013, cost is $2,562,670,166 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$104,922,482
Gross unrealized depreciation	(33,672,724)

Net unrealized appreciation	$71,249,758

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-217

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$3,179,554	$2,112,868		$5,292,422
Corporate Bonds (c)	—	2,432,303,931	17,019,279		2,449,323,210
Loan Assignments & Participations (d)	—	32,243,483	20,590,165	(e)	52,833,648
Yankee Bonds	—	17,409,135	—		17,409,135

Total Long-Term Bonds	—	2,485,136,103	39,722,312		2,524,858,415

Common Stocks (f)	22,430,054	—	3,194,262		25,624,316
Preferred Stock	3,235,410	—	—		3,235,410
Warrants (g)	589,750	—	7		589,757
Short-Term Investment
Repurchase Agreement	—	79,612,026	—		79,612,026

Total Investments in Securities	$26,255,214	$2,564,748,129	$42,916,581		$2,633,919,924

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $2,111,778 and $1,090 are held in Coal and Internet within the Convertible Bonds section of the Portfolio of Investments.
(c)	The Level 3 securities valued at $127,596, $10,568,058 and $6,323,625 are held in Commercial Services, Entertainment and Food, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $15,040,165 is held in Auto Parts & Equipment within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	Includes $5,550,000 of a Level 3 security held in Finance-Other Services which represents Loan Assignments & Participations whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(f)	The Level 3 securities valued at $331,058, $806,250 and $2,056,954 are held in Coal, Entertainment and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(g)	The Level 3 securities valued at $7 are held in Media within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-218	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2013 (a)
Long-Term Bonds
Convertible Bonds
Coal	$1,919,799	$—	$—	$49,772	$142,207	$—		$—	$—	$2,111,778	$49,772
Internet	1,090	—	—	—	—	—		—	—	1,090	—
Corporate Bonds
Auto Parts & Equipment	4,022	—	—	(4,022)	—	—		—	—	—	—
Commercial Services	138,880	—	—	(11,284)	—	—		—	—	127,596	(11,284)
Electric	599,422	—	(90,791)	—	—	(508,631	)(b)	—	—	—	—
Entertainment	10,256,032	5,730	5,769	354,776	—	(54,249	)(b)	—	—	10,568,058	354,776
Food	6,394,500	—	—	(70,875)	—	—		—	—	6,323,625	(70,875)
Loan Assignments & Participations
Apparel	2,703,750	102	101,666	(101,768)	—	(2,703,750	)(b)	—	—	—	—
Auto Part & Equipment	—	—	—	501,865	14,538,300	—		—	—	15,040,165	501,865
Finance	1,830,707	347	—	(26,792)	—	(1,804,262	)(b)	—	—	—	—
Finance – Other Services	—	25,700	25,738	307,727	5,640,835	(450,000	)(b)	—	—	5,550,000	307,727
Lodging	3,208,275	—	—	—	—	(3,208,275)		—	—	—	—
Metal Fabricate & Hardware	5,910,000	—	—	—	—	(5,910,000	)(b)	—	—	—	—
Common Stocks
Coal	331,058	—	—	—	—	—		—	—	331,058	—
Entertainment	—	—	—	(37,500)	843,750	—		—	—	806,250	(37,500)
Media	22,073	—	(690,475)	668,402	—	—		—	—	—	—
Metal, Fabricate & Hardware	1,371,302	—	—	685,652	—	—		—	—	2,056,954	685,652
Warrants
Media	7	—	—	—	—	—		—	—	7	—

Total	$34,690,917	$31,879	$(648,093)	$2,315,953	$21,165,092	$(14,639,167)		$—	$—	$42,916,581	$1,780,133

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-219

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,562,478,307)	$2,633,919,924
Unrealized appreciation on unfunded commitments	293,366
Cash	13,505
Receivables:
Dividends and interest	41,527,847
Investment securities sold	19,040,386
Fund shares sold	727,806
Other assets	14,031

Total assets	2,695,536,865

Liabilities
Payables:
Investment securities purchased	22,787,513
Fund shares redeemed	1,562,925
Manager (See Note 3)	1,242,567
NYLIFE Distributors (See Note 3)	413,875
Shareholder communication	195,340
Professional fees	65,223
Trustees	4,902
Custodian	3,684
Accrued expenses	5,472

Total liabilities	26,281,501

Net assets	$2,669,255,364

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$259,724
Additional paid-in capital	2,455,484,411

2,455,744,135
Undistributed net investment income	228,935,046
Accumulated net realized gain (loss) on investments	(87,158,800)
Net unrealized appreciation (depreciation) on investments	71,441,617
Net unrealized appreciation (depreciation) on unfunded commitments	293,366

Net assets	$2,669,255,364

Initial Class
Net assets applicable to outstanding shares	$683,085,190

Shares of beneficial interest outstanding	65,961,279

Net asset value per share outstanding	$10.36

Service Class
Net assets applicable to outstanding shares	$1,986,170,174

Shares of beneficial interest outstanding	193,762,577

Net asset value per share outstanding	$10.25

M-220	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$90,878,924
Dividends (b)	184,887

Total income	91,063,811

Expenses
Manager (See Note 3)	7,397,048
Distribution and service—Service Class (See Note 3)	2,434,775
Shareholder communication	191,730
Professional fees	87,802
Trustees	29,189
Custodian	19,387
Miscellaneous	37,058

Total expenses	10,196,989

Net investment income (loss)	80,866,822

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	33,230,790
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(76,068,439)

Net realized and unrealized gain (loss) on investments	(42,837,649)

Net increase (decrease) in net assets resulting from operations	$38,029,173

(a)	Interest recorded net of foreign withholding taxes in the amount of $7,540.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $10,313.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-221

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$80,866,822	$150,116,522
Net realized gain (loss) on investments and foreign currency transactions	33,230,790	12,271,530
Net change in unrealized appreciation (depreciation) on investments, unfunded commitment and foreign currency transactions	(76,068,439)	114,007,767

Net increase (decrease) in net assets resulting from operations	38,029,173	276,395,819

Dividends to shareholders:
From net investment income:
Initial Class	—	(40,276,749)
Service Class	—	(92,907,075)

Total dividends to shareholders	—	(133,183,824)

Capital share transactions:
Net proceeds from sale of shares	259,697,535	533,280,971
Net asset value of shares issued to shareholders in reinvestment of dividends	—	133,183,824
Cost of shares redeemed	(177,973,333)	(220,118,314)

Increase (decrease) in net assets derived from capital share transactions	81,724,202	446,346,481

Net increase (decrease) in net assets	119,753,375	589,558,476

Net Assets
Beginning of period	2,549,501,989	1,959,943,513

End of period	$2,669,255,364	$2,549,501,989

Undistributed net investment income at end of period	$228,935,046	$148,068,224

M-222	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.19		$9.52	$9.59	$9.03	$6.79	$10.08

Net investment income (loss) (a)	0.33		0.69	0.70	0.70	0.67	0.76
Net realized and unrealized gain (loss) on investments	(0.16)		0.57	(0.14)	0.43	2.22	(3.16)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.17		1.26	0.56	1.13	2.89	(2.40)

Less dividends:
From net investment income	—		(0.59)	(0.63)	(0.57)	(0.65)	(0.89)

Net asset value at end of period	$10.36		$10.19	$9.52	$9.59	$9.03	$6.79

Total investment return	1.67	%(b)(c)	13.42%	6.26%	12.67%	42.82%	(24.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.28	%††	6.86%	7.14%	7.40%	8.23%	8.20%
Net expenses	0.59	%††	0.59%	0.60%	0.61%	0.62%	0.59%
Portfolio turnover rate	23%		30%	39%	45%	43%	24%
Net assets at end of period (in 000’s)	$683,085		$718,047	$661,780	$729,071	$700,295	$506,827

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.10		$9.44	$9.53	$8.98	$6.76	$10.03

Net investment income (loss) (a)	0.31		0.66	0.67	0.67	0.65	0.73
Net realized and unrealized gain (loss) on investments	(0.16)		0.57	(0.15)	0.44	2.21	(3.14)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡

Total from investment operations	0.15		1.23	0.52	1.11	2.86	(2.41)

Less dividends:
From net investment income	—		(0.57)	(0.61)	(0.56)	(0.64)	(0.86)

Net asset value at end of period	$10.25		$10.10	$9.44	$9.53	$8.98	$6.76

Total investment return	1.49	%(b)(c)	13.14%	5.99%	12.39%	42.47%	(24.30%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.03	%††	6.61%	6.89%	7.16%	7.90%	7.99%
Net expenses	0.84	%††	0.84%	0.85%	0.86%	0.87%	0.84%
Portfolio turnover rate	23%		30%	39%	45%	43%	24%
Net assets at end of period (in 000’s)	$1,986,170		$1,831,455	$1,298,164	$1,124,089	$859,870	$430,738

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-223

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	13.22%	23.15%	7.16%	7.93%	0.79%
Service Class Shares	13.08	22.84	6.89	7.67	1.04

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[4]	15.90%	25.32%	6.67%	7.79%
S&P 500® Index[4]	13.82	20.60	7.01	7.30
Average Lipper Variable Products Large-Cap Value Portfolio[5]	15.99	25.28	6.65	7.18

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.92% for Initial Class shares and 7.66% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Value Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap value portfolios typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-224	MainStay VP ICAP Select Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,132.20	$4.18	$1,020.90	$3.96

Service Class Shares	$1,000.00	$1,130.80	$5.49	$1,019.60	$5.21

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-225

Industry Composition as of June 30, 2013 (Unaudited)

Pharmaceuticals	10.9%
Oil, Gas & Consumable Fuels	10.8
Media	8.6
Health Care Equipment & Supplies	6.8
Diversified Financial Services	5.9
Industrial Conglomerates	5.5
Commercial Banks	5.1
Wireless Telecommunication Services	4.4
Chemicals	4.1
Consumer Finance	3.8
Semiconductors & Semiconductor Equipment	3.6
Aerospace & Defense	3.4
Hotels, Restaurants & Leisure	3.4

Auto Components	3.3%
Food & Staples Retailing	3.0
Communications Equipment	2.8
Electric Utilities	2.5
Automobiles	2.4
Health Care Providers & Services	2.4
Energy Equipment & Services	2.2
Software	1.9
Short-Term Investment	3.5
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page M-229 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Pfizer, Inc.

2.	General Electric Co.

3.	Exxon Mobil Corp.

4.	Time Warner, Inc.

5.	Johnson & Johnson
6.	Vodafone Group PLC, Sponsored ADR

7.	Viacom, Inc. Class B

8.	Baxter International, Inc.

9.	Capital One Financial Corp.

10.	Texas Instruments, Inc.

M-226	MainStay VP ICAP Select Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (“ICAP”), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP ICAP Select Equity Portfolio returned 13.22% for Initial Class shares and 13.08% for Service Class shares. Over the same period, both share classes underperformed the 15.90% return of the Russell 1000® Value Index1 and the 13.82% return of the S&P 500® Index.1 The Russell 1000® Value Index is the Port-folio’s broad-based securities-market index, and the S&P 500® Index is a secondary benchmark for the Portfolio. Both share classes underperformed the 15.99% return of the average Lipper1 Variable Products Large-Cap Value Portfolio for the six months ended June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected the Portfolio’s performance relative to the Russell 1000® Value Index. Positive stock selection in the consumer discretionary and telecommunication services sectors added to relative performance. On the other hand, stock selection in the health care and materials sectors detracted from relative performance. The Portfolio benefited from having an overweight position relative to the Russell 1000® Value Index in the health care sector, but an underweight position in financials detracted from relative performance.

Which sectors were the strongest positive contrib-utors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that contributed most positively to the Portfolio’s performance relative to the Russell 1000® Value Index were consumer discretionary, telecom-munication services and industrials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case.

The sectors that detracted the most from the Portfolio’s relative performance were materials, information technology and health care. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were media companies Time Warner and Viacom and health care company Johnson & Johnson. Time Warner’s stock outperformed the Russell 1000® Value Index as the company continued strong operational performance and provided expectations of growth in affiliate-fee revenue. Viacom benefited from improved network ratings as advertising revenue beat expectations. Johnson & Johnson had strong performance during the reporting period, aided by strong sales in recently launched pharmaceutical products and by increasing market share. All three companies returned cash to shareholders through dividends, stock buybacks or both. The three positions remained in the Portfolio at the end of the reporting period.

Detractors from the Portfolio’s absolute performance included gold miner Barrick Gold, integrated electric utility company Exelon and natural gas producer Encana. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. Exelon underperformed when the results of an electricity price auction suggested lower future electricity prices. Encana lagged because of continued low natural gas prices, and the company’s increased capital expenditures weighed on results. Barrick Gold was sold from the Portfolio. Exelon and Encana remained in the Portfolio at the end of the period because we believed that the stocks were attractively valued with strong catalysts for potential appreciation.

Did the Portfolio make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in global restaurant company McDonald’s. We believed that the stock could benefit from the company’s reimaging initiative and emphasis on value, which may improve McDonald’s competitive position. We also added regional bank PNC Financial. We believed that the company’s new management would drive improved organic growth and strong cost efficiencies.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-227

In addition to the previously mentioned sale of Barrick Gold, we sold the Portfolio’s positions in diversified global health care company Novartis and national retail and commercial bank Wells Fargo. Both were sold for other positions that we believed had greater potential upside and were more attractive on a relative valuation basis.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its sector exposure relative to the Russell 1000® Value Index in consumer staples and consumer discretion-ary. In consumer staples, the Portfolio remained underweight relative to the Index but less so. In con-sumer discretionary, the Portfolio added to its overweight position relative to the benchmark.

During the reporting period, the Portfolio decreased its sector weightings relative to the Russell 1000®

Value Index in information technology and financials. In information technology, the Portfolio reduced its overweight position relative to the benchmark. In financials, the Portfolio moved from an underweight position to one that was more substantially underweight relative to the benchmark.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Portfolio was most significantly underweight relative to the Index in financials and consumer staples. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-228	MainStay VP ICAP Select Equity Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 96.8%†
Aerospace & Defense 3.4%
Honeywell International, Inc.	507,450	$40,261,083

Auto Components 3.3%
Johnson Controls, Inc.	1,084,500	38,814,255

Automobiles 2.4%
Ford Motor Co.	1,826,150	28,250,541

Chemicals 4.1%
Monsanto Co.	320,500	31,665,400
Mosaic Co. (The)	309,600	16,659,576

		48,324,976

Commercial Banks 5.1%
BB&T Corp.	648,600	21,974,568
PNC Financial Services Group, Inc.	528,400	38,530,928

		60,505,496

Communications Equipment 2.8%
Cisco Systems, Inc.	1,333,650	32,421,032

Consumer Finance 3.8%
♦Capital One Financial Corp.	711,400	44,683,034

Diversified Financial Services 5.9%
Citigroup, Inc.	736,650	35,337,100
JPMorgan Chase & Co.	653,100	34,477,149

		69,814,249

Electric Utilities 2.5%
Exelon Corp.	962,650	29,726,632

Energy Equipment & Services 2.2%
Halliburton Co.	613,000	25,574,360

Food & Staples Retailing 3.0%
CVS Caremark Corp.	618,350	35,357,253

Health Care Equipment & Supplies 6.8%
♦Baxter International, Inc.	667,050	46,206,553
Covidien PLC	532,050	33,434,022

		79,640,575

Health Care Providers & Services 2.4%
McKesson Corp.	246,450	28,218,525

Hotels, Restaurants & Leisure 3.4%
McDonald’s Corp.	403,050	39,901,950

	Shares	Value
Industrial Conglomerates 5.5%
♦General Electric Co.	2,807,950	$65,116,360

Media 8.6%
♦Time Warner, Inc.	937,324	54,196,074
♦Viacom, Inc. Class B	700,200	47,648,610

		101,844,684

Oil, Gas & Consumable Fuels 10.8%
Encana Corp.	927,050	15,704,227
♦Exxon Mobil Corp.	630,800	56,992,780
Marathon Oil Corp.	944,900	32,674,642
Southwestern Energy Co. (a)	611,600	22,341,748

		127,713,397

Pharmaceuticals 10.9%
♦Johnson & Johnson	625,200	53,679,672
♦Pfizer, Inc.	2,660,150	74,510,801

		128,190,473

Semiconductors & Semiconductor Equipment 3.6%
♦Texas Instruments, Inc.	1,219,433	42,521,629

Software 1.9%
Symantec Corp.	993,950	22,334,057

Wireless Telecommunication Services 4.4%
♦Vodafone Group PLC, Sponsored ADR	1,815,350	52,173,159

Total Common Stocks (Cost $918,572,092)		$1,141,387,720

	Principal Amount
Short-Term Investment 3.5%
Repurchase Agreement 3.5%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $41,169,579 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $44,235,000 and a Market Value of $41,992,993)	$41,169,545	41,169,545

Total Short-Term Investment (Cost $41,169,545)		41,169,545

Total Investments (Cost $959,741,637) (b)	100.3%	1,182,557,265
Other Assets, Less Liabilities	(0.3)	(3,639,248)
Net Assets	100.0%	$1,178,918,017

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-229

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

(a)	Non-income producing security.

(b)	As of June 30, 2013, cost is $962,633,163 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$233,272,290
Gross unrealized depreciation	(13,348,188)

Net unrealized appreciation	$219,924,102

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,141,387,720	$—	$—	$1,141,387,720
Short-Term Investment
Repurchase Agreement	—	41,169,545	—	41,169,545

Total Investments in Securities	$1,141,387,720	$41,169,545	$—	$1,182,557,265

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-230	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $959,741,637)	$1,182,557,265
Receivables:
Dividends and interest	3,540,723
Fund shares sold	350,578
Other assets	5,961

Total assets	1,186,454,527

Liabilities
Payables:
Investment securities purchased	5,646,356
Fund shares redeemed	906,154
Manager (See Note 3)	740,817
NYLIFE Distributors (See Note 3)	109,734
Shareholder communication	85,626
Professional fees	36,776
Trustees	2,248
Custodian	1,609
Accrued expenses	7,190

Total liabilities	7,536,510

Net assets	$1,178,918,017

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$76,037
Additional paid-in capital	1,057,817,847

1,057,893,884
Undistributed net investment income	27,167,071
Accumulated net realized gain (loss) on investments	(128,958,566)
Net unrealized appreciation (depreciation) on investments	222,815,628

Net assets	$1,178,918,017

Initial Class
Net assets applicable to outstanding shares	$647,029,410

Shares of beneficial interest outstanding	41,539,053

Net asset value per share outstanding	$15.58

Service Class
Net assets applicable to outstanding shares	$531,888,607

Shares of beneficial interest outstanding	34,498,374

Net asset value per share outstanding	$15.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-231

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$14,340,302
Interest	1,690

Total income	14,341,992

Expenses
Manager (See Note 3)	4,391,136
Distribution and service—Service Class (See Note 3)	645,165
Shareholder communication	81,814
Professional fees	43,869
Trustees	12,718
Custodian	5,587
Miscellaneous	18,601

Total expenses	5,198,890

Net investment income (loss)	9,143,102

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	68,385,715
Net change in unrealized appreciation (depreciation) on investments	63,179,288

Net realized and unrealized gain (loss) on investments	131,565,003

Net increase (decrease) in net assets resulting from operations	$140,708,105

(a)	Dividends recorded net of foreign withholding taxes in the amount of $249,073.

M-232	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,143,102	$18,024,030
Net realized gain (loss) on investments	68,385,715	30,058,160
Net change in unrealized appreciation (depreciation) on investments	63,179,288	109,454,583

Net increase (decrease) in net assets resulting from operations	140,708,105	157,536,773

Dividends to shareholders:
From net investment income:
Initial Class	—	(12,939,217)
Service Class	—	(9,049,625)

Total dividends to shareholders	—	(21,988,842)

Capital share transactions:
Net proceeds from sale of shares	31,141,606	54,592,941
Net asset value of shares issued to shareholders in reinvestment of dividends	—	21,988,842
Cost of shares redeemed	(73,532,199)	(191,921,510)

Increase (decrease) in net assets derived from capital share transactions	(42,390,593)	(115,339,727)

Net increase (decrease) in net assets	98,317,512	20,208,204

Net Assets
Beginning of period	1,080,600,505	1,060,392,301

End of period	$1,178,918,017	$1,080,600,505

Undistributed net investment income at end of period	$27,167,071	$18,023,969

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-233

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$13.76		$12.15	$12.54	$10.70	$8.41	$14.22

Net investment income (loss)	0.13	(a)	0.29	0.25 (a)	0.18	0.11	0.05
Net realized and unrealized gain (loss) on investments	1.69		1.61	(0.46)	1.76	2.36	(5.38)

Total from investment operations	1.82		1.90	(0.21)	1.94	2.47	(5.33)

Less dividends and distributions:
From net investment income	—		(0.29)	(0.18)	(0.10)	(0.18)	(0.06)
From net realized gain on investments	—		—	—	—	—	(0.42)

Total dividends and distributions	—		(0.29)	(0.18)	(0.10)	(0.18)	(0.48)

Net asset value at end of period	$15.58		$13.76	$12.15	$12.54	$10.70	$8.41

Total investment return	13.23	%(b)(c)	15.58%	(1.44%)	18.12%	29.41%	(37.59%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69	%††	1.76%	2.01%	1.46%	1.32%	1.98%
Net expenses	0.79	%††	0.79%	0.80%	0.81%	0.80%	0.78%
Expenses (before waiver/reimbursement)	0.79	%††	0.79%	0.80%	0.81%	0.82%	0.83%
Portfolio turnover rate	32%		60%	67%	57%	85%	152%
Net assets at end of period (in 000’s)	$647,029		$604,786	$608,551	$731,165	$686,907	$456,377

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$13.63		$12.05	$12.43	$10.62	$8.36	$14.14

Net investment income (loss)	0.11	(a)	0.22	0.22 (a)	0.13	0.07	0.12
Net realized and unrealized gain (loss) on investments	1.68		1.62	(0.45)	1.76	2.35	(5.43)

Total from investment operations	1.79		1.84	(0.23)	1.89	2.42	(5.31)

Less dividends and distributions:
From net investment income	—		(0.26)	(0.15)	(0.08)	(0.16)	(0.05)
From net realized gain on investments	—		—	—	—	—	(0.42)

Total dividends and distributions	—		(0.26)	(0.15)	(0.08)	(0.16)	(0.47)

Net asset value at end of period	$15.42		$13.63	$12.05	$12.43	$10.62	$8.36

Total investment return	13.13	%(b)(c)	15.29%	(1.69%)	17.82%	29.09%	(37.75%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45	%††	1.51%	1.77%	1.21%	1.04%	1.71%
Net expenses	1.04	%††	1.04%	1.05%	1.06%	1.05%	1.03%
Expenses (before waiver/reimbursement)	1.04	%††	1.04%	1.05%	1.06%	1.07%	1.08%
Portfolio turnover rate	32%		60%	67%	57%	85%	152%
Net assets at end of period (in 000’s)	$531,889		$475,815	$451,841	$481,355	$400,773	$198,592

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-234	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	6.80%	14.32%	7.52%	6.87%	0.64%
Service Class Shares	6.67	14.04	7.25	6.60	0.89

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[3]	8.43%	18.58%	2.70%	7.25%
Russell 1000® Index[3]	13.91	21.24	7.12	7.67
Income Builder Composite Index[3]	2.91	8.61	4.47	6.23
Barclays U.S. Aggregate Bond Index[3]	–2.44	–0.69	5.19	4.52
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	6.60	13.77	5.01	6.61

1.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.85% for Initial Class shares and 6.58% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-235

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,068.00	$3.23	$1,021.70	$3.16

Service Class Shares	$1,000.00	$1,066.70	$4.51	$1,020.40	$4.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-236	MainStay VP Income Builder Portfolio

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-242 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	United States Treasury Bonds, 2.75%–4.375%, due 11/15/39–2/15/43

2.	ConocoPhillips

3.	MGM Resorts International, 6.75%, due 10/1/20

4.	United States Treasury Notes, 0.25%–2.00%, due 3/15/14–5/15/23

5.	Vodafone Group PLC
6.	PPL Corp.

7.	Lockheed Martin Corp.

8.	BCE, Inc.

9.	USG Corp., 6.30%–9.75%, due 11/15/16–1/15/18

10.	Daimler A.G.

mainstayinvestments.com	M-237

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen, and Tayler Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Income Builder Portfolio returned 6.80% for Initial Class shares and 6.67% for Service Class shares. Over the same period, both share classes underperformed the 8.43% return of the MSCI World Index,1 which is the Portfolio’s broad-based securities-market index, and the 13.91% return of the Russell 1000® Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the –2.44% return of the Barclays U.S. Aggregate Bond Index1 and the 2.91% return of the Income Builder Composite Index.1 The Barclays U.S. Aggregate Bond Index and the Income Builder Composite Index are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 6.60% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio provided positive absolute returns in a market environment where many companies paying high cash dividends provided losses. Results were achieved by emphasizing companies with strong and growing cash flows that support shareholder yield through dividends, share buybacks and debt repayments. The total return for the equity portion of the Portfolio also exceeded that of the MSCI World Index, as strong stock selection on a sector and country level, as well as advantageous sector exposure, contributed positively to relative performance. (Contributions take weightings and total returns into account.)

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, used S&P equity futures to raise the Portfolio’s overall equity sensitivity. This position in derivatives, which increased during the reporting period, had a positive impact on the Portfolio’s overall performance.

In the equity portion of the Portfolio, which sectors were the strongest positive contributors to the Portfolio’s relative performance and which sectors detracted the most?

The focus on cash flows was especially helpful in the materials, information technology, financials and energy sectors, where holdings in the equity portion of the Portfolio performed substantially better than sector-related positions in the MSCI World Index.

The weakest-contributing sectors were telecommunication services and consumer discretionary, both because of stock selection. Within consumer discretionary, the Portfolio maintained a lower weighting than the MSCI World Index, which detracted from relative performance when the sector posted very strong results for the reporting period. The Portfolio’s lack of exposure to Japanese equities hurt relative results, as the country provided very strong returns spurred on by the Japanese government’s aggressive fiscal policies.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most.

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance included CME Group, Roche Holding and R.R. Donnelley & Sons. CME Group, the world’s largest commodity and futures exchange, benefited from increased trading volume as market participants sought to hedge volatility in U.S. Treasury bond yields. Roche Holding, a Switzerland-based pharmaceutical company, continued to trade higher in the first half of 2013 with the release of strong full-year 2012 results during the first quarter. R.R. Donnelley & Sons, a global provider of integrated communications in both electronic and print formats, posted strong performance during the first half of the year after a difficult time last year. Investors became more confident in the company’s ability to generate strong cash flows, cover the dividend and reduce debt. The company’s management anticipates another strong year of cash flow generation and was encouraged by early results in 2013.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-238	MainStay VP Income Builder Portfolio

The stocks that made the weakest contributions to the Portfolio’s absolute performance included bus and transport company FirstGroup, education company Pearson and international tobacco manufacturer Imperial Tobacco Group. FirstGroup, which operates in the U.K. and North America, announced a rights offering and a discontinuation of the dividend in May 2013 to support its growing capital expenditures. Pearson reported disappointing full-year results, primarily because of weakness in the North American education business, which continues to be pressured by the overall macro environment and public spending cuts. Imperial Tobacco Group was hurt by ongoing speculation about European tobacco regulation.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio added positions in Apple, BHP Billiton and Dow Chemical, among others. Technology giant Apple was added to the Portfolio after the company announced a significant increase in its capital return program and a $50 billion increase in its existing share-repurchase program. BHP Billiton, the world’s largest mining company, was added to the Portfolio. We expected free cash flow to grow substantially even if commodity prices continued to retreat from their highs because we believed output from recently completed projects should occur while capital spending was being curtailed. Chemical product supplier Dow Chemical was added because of the company’s ability to deliver shareholder yield. The company has used its cash to pay a cash dividend and to significantly reduce debt.

The equity portion of the Portfolio sold out of its positions in transportation company FirstGroup and food products company Heinz, among others, during the reporting period. FirstGroup held a rights offering that altered capital allocation away from dividend payments, making the Portfolio’s position in the company less desirable. The announced acquisition of Heinz by Warren Buffet’s Berkshire Hathaway and 3G Capital led the Portfolio to sell its position to pursue other yield opportunities.

How did the Portfolio’s equity sector weightings change during the reporting period?

The most significant changes in equity sector weightings during the reporting period were an increase in utilities and materials holdings and a decrease in consumer staples and consumer discretionary holdings. Sector weightings in the equity portion of the Portfolio are largely the result of bottom-up stock-selection decisions.

How was the equity portion of the Portfolio posi- tioned at the end of the reporting period?

As of June 30, 2013, the equity portion of the Portfolio had significantly overweight positions relative to the MSCI World Index in the utilities, telecommunication services and consumer staples sectors. These sectors contain many companies with steadily growing cash flows and strong shareholder yield characteristics. As of the same date, the most significantly underweight positions in the equity portion of the Portfolio were in financials and information technology. Within financials, we tended to avoid many of the large banks because of their recent history of cutting dividends. In addition, their dividend policy remains restricted by regulators. Among technology stocks, many companies tend to reinvest for growth rather than return cash to shareholders. As a result, these stocks are not appropriate for the equity portion of the Portfolio.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

During the six months ended June 30, 2013, the fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index. The outperformance was primarily driven by an overweight position in spread2 product, more specifically high-yield corporate bonds. The fixed-income portion of the Portfolio was negatively affected at the end of the reporting period when Federal Reserve representatives suggested that asset purchases—part of a policy known as quantitative easing—might begin to taper in the months ahead. The remarks moved U.S. Treasury yields sharply upward, causing prices to decline. Spread product, which the fixed-income portion of the Portfolio favored during the reporting period, outperformed the Barclays U.S. Aggregate Bond Index, while U.S. Treasury securities and agency mort- gages underperformed. Underweight positions in the latter asset classes helped the relative performance of the fixed-income portion of the Portfolio.

2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. “Spread product” is a generic term for products that typically trade at a spread to U.S. Treasurys.

mainstayinvestments.com	M-239

Throughout the reporting period, the duration3 of the fixed-income portion of the Portfolio was shorter than that of the Barclays U.S. Aggregate Bond Index. This positioning helped relative performance.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period, in large part because of the Portfolio’s out-of-index position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates (though they are not immune). We increased exposure to a short position in U.S. Treasury securities through futures to lower the overall duration of the fixed-income portion of the Portfolio. We took this action seeking to further insulate the Portfolio from the potential negative impact of a rise in interest rates. Exposure to lower-duration high-yield securities had a positive impact on performance in the fixed-income portion of the Portfolio, while the exposure to U.S. Treasury futures had a smaller positive effect during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

There were many macro factors to consider, and the fixed-income portion of the Portfolio experienced some volatility. The Federal Reserve’s comments at the end of the second quarter regarding tapering bond purchases were an important macro factor during the reporting period. Nevertheless, we did not make any material changes to the Portfolio’s positioning.

We have long judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be positive for spread products such as high-yield corporate bonds. Improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we have maintained a risk profile that is higher than that of the Barclays U.S. Aggregate Bond Index.

During the reporting period, which market segments were the strongest positive contributors to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

An overweight position in high-yield corporate bonds in the fixed-income portion of the Portfolio was the driving force behind outperformance of the Barclays U.S. Aggregate Bond Index. During the reporting period, the Barclays U.S. Aggregate Bond Index was down (–2.44%) while high-yield corporate bonds, as measured by the Bank of America Merrill Lynch High Yield Master II Constrained Index,1 were up (+1.46%). The Portfolio’s positions in convertible bonds and bank loans were also positive contributors to performance relative to the Barclays U.S. Aggregate Bond Index.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight positions contributed positively to the Portfolio’s relative performance because U.S. Treasury and agency securities had negative absolute returns during the reporting period.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

There was no significant positioning shift in the fixed-income portion of the Portfolio. We did, however, increase our position U.S. Treasury futures to shorten the duration of the fixed-income portion of the Portfolio.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, there were no major shifts in the positioning of the fixed-income portion of the Portfolio. We did slightly decrease our weighting in high-yield corporate bonds, and we increased our weighting in investment-grade credit purely as a function of specific issue opportunities. In addition, we slightly increased our exposure to equity futures to increase the equity sensitivity of the fixeded-income portion of the Portfolio.

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-240	MainStay VP Income Builder Portfolio

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the fixed-income portion of the Portfolio held overweight positions relative to the Barclays U.S. Aggregate Bond Index in spread product, specifically high-yield corporate bonds. As of the same date, the fixed-income portion of the Portfolio held underweight positions in sectors that were more sensitive to interest-rates, such as U.S. Treasury and agency securities. As of June 30, 2013, the duration of the fixed-income portion of the Portfolio was shorter than that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-241

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 43.6%† Asset-Backed Securities 1.7%
Airlines 0.4%
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	$1,345,035	$1,472,814

Home Equity 1.2%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.253%, due 10/25/36 (a)(b)	421,894	358,750
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.263%, due 5/25/37 (a)(b)	495,902	400,741
GSAA Home Equity Trust Series 2006-14, Class A1 0.243%, due 9/25/36 (a)(b)	2,682,280	1,281,387
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.293%, due 4/25/37 (a)(b)	299,284	252,376
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.293%, due 3/25/47 (a)(b)	434,439	301,495
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.243%, due 11/25/36 (a)(b)	342,045	148,742
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.303%, due 3/25/37 (a)(b)	1,483,721	979,292
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.303%, due 1/25/37 (a)(b)	567,100	358,209
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.303%, due 9/25/37 (a)(b)	455,211	274,412

		4,355,404

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.593%, due 5/25/29 (a)	507,076	463,655

Total Asset-Backed Securities (Cost $6,658,322)		6,291,873

Corporate Bonds 36.9%
Aerospace & Defense 0.4%
BAE Systems Holdings, Inc. 5.20%, due 8/15/15 (c)	1,325,000	1,425,815

	Principal Amount	Value
Agriculture 0.1%
Lorillard Tobacco Co. 8.125%, due 6/23/19	$165,000	$202,188

Airlines 0.9%
Continental Airlines, Inc. Series A 7.25%, due 5/10/21	383,111	448,240
7.875%, due 1/2/20	929,465	985,233
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	653,163	690,719
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	1,078,054	1,131,957

		3,256,149

Auto Manufacturers 0.8%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	900,000	993,375
Ford Motor Co. 6.625%, due 10/1/28	500,000	545,127
7.45%, due 7/16/31	455,000	544,733
Navistar International Corp. 8.25%, due 11/1/21	675,000	663,187

		2,746,422

Auto Parts & Equipment 0.5%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (c)	950,000	978,191
Goodyear Tire & Rubber Co. (The) 6.50%, due 3/1/21	300,000	305,250
8.25%, due 8/15/20	525,000	574,875

		1,858,316

Banks 3.8%
AgriBank FCB 9.125%, due 7/15/19	200,000	259,283
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (c)	1,000,000	937,500
Bank of America Corp. 6.50%, due 8/1/16	50,000	56,372
7.625%, due 6/1/19	680,000	817,207
8.00%, due 12/31/49 (a)	1,000,000	1,113,750
Bank of America N.A. 6.00%, due 10/15/36	990,000	1,100,844
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	875,000	945,000

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio's 10 largest holdings or issuers held, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-242	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
CIT Group, Inc. 4.25%, due 8/15/17	$200,000	$201,000
5.00%, due 5/15/17	765,000	781,256
Citigroup, Inc. 3.375%, due 3/1/23	795,000	760,508
8.50%, due 5/22/19	87,500	110,252
Discover Bank 8.70%, due 11/18/19	795,000	1,015,591
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	1,330,000	1,272,508
HSBC Holdings PLC 5.10%, due 4/5/21	40,000	43,947
JPMorgan Chase & Co. 7.90%, due 12/31/49 (a)	1,450,000	1,638,500
LBG Capital No.1 PLC 8.00%, due 12/31/49 (a)(c)	725,000	735,821
Morgan Stanley 4.875%, due 11/1/22	495,000	489,011
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	355,000	394,438
UBS A.G. 3.875%, due 1/15/15	150,000	156,330
Wells Fargo & Co. 7.98%, due 12/31/49 (a)	800,000	904,000

		13,733,118

Biotechnology 0.4%
Amgen, Inc. 5.85%, due 6/1/17	1,250,000	1,426,985

Building Materials 0.8%
♦USG Corp. 6.30%, due 11/15/16	2,265,000	2,310,300
9.75%, due 1/15/18	545,000	618,575

		2,928,875

Chemicals 0.6%
Dow Chemical Co. (The) 4.125%, due 11/15/21	710,000	726,074
8.55%, due 5/15/19	140,000	178,622
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	780,000	778,050
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	675,000	678,375

		2,361,121

Coal 0.1%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	525,000	425,250
6.25%, due 6/1/21	50,000	39,750

		465,000

	Principal Amount	Value
Commercial Services 0.9%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23 (c)	$905,000	$873,325
Hertz Corp. (The) 5.875%, due 10/15/20	277,000	285,310
7.375%, due 1/15/21	1,200,000	1,299,000
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 8/1/49 (c)(d)(e)(f)	70,000	1,029
United Rentals North America, Inc. 8.375%, due 9/15/20	725,000	784,813

		3,243,477

Computers 0.6%
NCR Corp. 5.00%, due 7/15/22	1,205,000	1,162,825
SunGard Data Systems, Inc. 6.625%, due 11/1/19 (c)	600,000	603,000
7.375%, due 11/15/18	350,000	369,250

		2,135,075

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	800,000	784,000

Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	85,624
GE Capital Trust II 5.50%, due 9/15/67 (a)	€410,000	536,345
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	£490,000	761,288
TNK-BP Finance S.A. 7.25%, due 2/2/20 (c)	$560,000	627,200

		2,010,457

Electric 1.0%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	980,000	906,500
CMS Energy Corp. 5.05%, due 3/15/22	335,000	361,935
6.25%, due 2/1/20	90,000	104,552
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	709,000	776,355
Great Plains Energy, Inc. 5.292%, due 6/15/22 (g)	500,000	541,216
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	371,069
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	681,520	722,411

		3,784,038

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-243

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Engineering & Construction 0.2%
Mastec, Inc. 4.875%, due 3/15/23	$785,000	$745,750

Entertainment 0.3%
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (c)	945,000	923,738

Finance—Auto Loans 0.3%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (c)	800,000	756,992
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	150,000	163,537
General Motors Financial Co., Inc. 3.25%, due 5/15/18 (c)	145,000	141,013

		1,061,542

Finance—Consumer Loans 0.7%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	1,100,000	1,106,050
SLM Corp. 6.25%, due 1/25/16	750,000	795,000
Springleaf Finance Corp. 6.90%, due 12/15/17	800,000	785,000

		2,686,050

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (a)	700,000	747,250

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC 5.125%, due 1/20/23	320,000	317,532
6.45%, due 6/8/27	435,000	428,475

		746,007

Finance—Mortgage Loan/Banker 0.2%
Countrywide Financial Corp. 6.25%, due 5/15/16	520,000	567,051

Finance—Other Services 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 8.00%, due 1/15/18	725,000	761,250

Food 1.3%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	750,000	750,073
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	435,000	455,663
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	1,290,000	1,189,594

	Principal Amount	Value
Food (continued)
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	$1,100,000	$1,094,500
Smithfield Foods, Inc. 6.625%, due 8/15/22	190,000	204,250
7.75%, due 7/1/17	310,000	341,775
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	750,000	673,125

		4,708,980

Forest Products & Paper 0.2%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	600,000	639,000

Health Care—Products 0.2%
Alere, Inc. 7.25%, due 7/1/18 (c)	825,000	874,500

Health Care—Services 0.6%
CIGNA Corp. 4.375%, due 12/15/20	135,000	143,612
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (c)	880,000	926,200
HCA, Inc. 8.00%, due 10/1/18	825,000	947,719

		2,017,531

Home Builders 1.2%
Beazer Homes USA, Inc. 7.25%, due 2/1/23 (c)	800,000	808,000
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	2,225,000	2,397,438
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,169,972

		4,375,410

Household Products & Wares 0.2%
ACCO Brands Corp. 6.75%, due 4/30/20	620,000	623,875
Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	205,000	219,350

		843,225

Insurance 3.4%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	1,725,000	1,863,000
American International Group, Inc. 4.875%, due 3/15/67 (a)	€500,000	608,521
Series A2 5.75%, due 3/15/67 (a)	£350,000	501,457
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$730,000	781,100

M-244	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	$1,725,000	$1,929,326
Hartford Life, Inc. 7.65%, due 6/15/27	245,000	297,763
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	1,195,000	1,401,138
Oil Insurance, Ltd. 3.256%, due 12/31/49 (a)(c)	580,000	501,489
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	1,000,000	1,298,642
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	1,450,000	1,566,000
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (a)(c)	600,000	619,500
Xl Group PLC 6.50%, due 12/31/49 (a)	945,000	921,375

		12,289,311

Investment Company 0.3%
CDP Financial, Inc. 4.40%, due 11/25/19 (c)	900,000	990,246

Iron & Steel 0.6%
AK Steel Corp. 8.75%, due 12/1/18 (c)	800,000	842,000
Cliffs Natural Resources, Inc. 3.95%, due 1/15/18	325,000	310,507
5.90%, due 3/15/20	465,000	448,078
Vale S.A. 5.625%, due 9/11/42	685,000	597,588

		2,198,173

Lodging 1.8%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20 (c)	90,000	85,725
Caesars Operating Escrow LLC / Caesars Escrow Corp. 9.00%, due 2/15/20 (c)	1,135,000	1,083,637
♦MGM Resorts International 6.75%, due 10/1/20	3,468,000	3,589,380
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	865,000	1,022,746
7.15%, due 12/1/19	125,000	150,972
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	675,000	749,520

		6,681,980

	Principal Amount	Value
Media 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, due 1/15/24	$690,000	$665,850
Clear Channel Communications, Inc. 5.50%, due 12/15/16	50,000	38,500
6.875%, due 6/15/18	870,000	643,800
Comcast Corp. 5.70%, due 7/1/19	800,000	934,290
DISH DBS Corp. 7.125%, due 2/1/16	600,000	649,500
NBC Universal Media LLC 5.15%, due 4/30/20	55,000	62,617
Time Warner Cable, Inc. 8.25%, due 2/14/14	200,000	209,166
8.75%, due 2/14/19	355,000	435,754
Time Warner, Inc. 7.70%, due 5/1/32	115,000	146,214

		3,785,691

Mining 0.9%
Aleris International, Inc. 7.875%, due 11/1/20	850,000	871,250
FMG Resources August 2006 Pty, Ltd. 8.25%, due 11/1/19 (c)	900,000	927,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	650,000	844,410
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	820,000	826,150

		3,468,810

Miscellaneous—Manufacturing 0.8%
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	1,400,000	1,477,000
Bombardier, Inc. 7.75%, due 3/15/20 (c)	1,400,000	1,554,000

		3,031,000

Office Equipment/Supplies 0.1%
Xerox Corp. 8.25%, due 5/15/14	270,000	286,864

Oil & Gas 3.4%
Berry Petroleum Co. 6.375%, due 9/15/22	640,000	637,600
Chesapeake Energy Corp. 6.625%, due 8/15/20	1,025,000	1,101,875
♦ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,258,003
ENI S.p.A. 4.15%, due 10/1/20 (c)	800,000	818,657
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	825,000	932,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-245

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (c)	$640,000	$612,800
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	2,405,000	2,525,250
OGX Austria GmbH 8.50%, due 6/1/18 (c)	650,000	204,750
Petrobras Global Finance B.V. 4.375%, due 5/20/23	1,160,000	1,064,117
Plains Exploration & Production Co. 6.125%, due 6/15/19	750,000	795,242
Samson Investment Co. 10.00%, due 2/15/20 (c)	835,000	879,881
SM Energy Co. 5.00%, due 1/15/24 (c)	875,000	835,625
Swift Energy Co. 7.875%, due 3/1/22	825,000	820,875

		12,486,925

Pharmaceuticals 0.5%
Perrigo Co. 2.95%, due 5/15/23	1,115,000	1,030,787
VPII Escrow Corp. 7.50%, due 7/15/21 (c)	650,000	672,750

		1,703,537

Pipelines 2.1%
Access Midstream Partners, L.P./ACMP Finance Corp. 4.875%, due 5/15/23	310,000	287,525
Atlas Pipeline Partners, L.P./Atlas Pipeline Finance Corp. 6.625%, due 10/1/20 (c)	850,000	852,125
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	650,000	672,670
7.60%, due 2/1/24 (c)	290,000	354,875
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 5.50%, due 2/15/23	925,000	911,125
ONEOK, Inc. 6.00%, due 6/15/35	130,000	132,598
Plains All American Pipeline, L.P./PAA Finance Corp. 5.00%, due 2/1/21	650,000	714,468
Regency Energy Partners, L.P./Regency Energy Finance Corp. 6.875%, due 12/1/18	555,000	584,138
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp. 4.25%, due 11/15/23 (c)	965,000	861,263
5.25%, due 5/1/23 (c)	1,735,000	1,661,262

	Principal Amount	Value
Pipelines (continued)
Williams Cos., Inc. (The) 3.70%, due 1/15/23	$850,000	$789,721

		7,821,770

Real Estate Investment Trusts 0.0%‡
ProLogis, L.P. 7.375%, due 10/30/19	75,000	90,259

Retail 0.7%
AmeriGas Finance LLC/AmeriGas Finance Corp. 6.75%, due 5/20/20	325,000	336,375
7.00%, due 5/20/22	610,000	623,725
Brinker International, Inc. 2.60%, due 5/15/18	835,000	817,269
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(e)	53,257	58,042
Macy's Retail Holdings, Inc. 3.875%, due 1/15/22	775,000	777,023

		2,612,434

Semiconductors 0.3%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (c)	190,000	180,500
9.25%, due 4/15/18 (c)	700,000	754,250

		934,750

Software 0.7%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	650,000	716,594
First Data Corp. 7.375%, due 6/15/19 (c)	1,115,000	1,145,663
8.875%, due 8/15/20 (c)	710,000	773,900

		2,636,157

Telecommunications 2.0%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	945,000	929,989
CommScope, Inc. 8.25%, due 1/15/19 (c)	1,500,000	1,601,250
GTP Towers Issuer LLC 8.112%, due 2/15/15 (c)	650,000	674,250
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	575,000	610,937
SBA Tower Trust 4.254%, due 4/15/40 (c)	1,170,000	1,211,085
Sprint Nextel Corp. 6.00%, due 11/15/22	1,100,000	1,078,000
Telefonica Emisiones SAU 4.57%, due 4/27/23	954,000	913,263
5.462%, due 2/16/21	175,000	180,415

		7,199,189

M-246	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Transportation 0.7%
CHC Helicopter S.A. 9.25%, due 10/15/20	$940,000	$963,500
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	300,000	307,500
PHI, Inc. 8.625%, due 10/15/18	658,000	697,480
Ukraine Railways Via Shortline PLC 9.50%, due 5/21/18 (c)	775,000	699,438

		2,667,918

Total Corporate Bonds (Cost $131,246,473)		134,943,334

Foreign Bonds 0.9%
Banks 0.4%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£525,000	1,010,267
Canada Square Operations PLC 7.50%, due 12/31/49 (a)	430,000	647,468

		1,657,735

Diversified Financial Services 0.3%
Ageas Hybrid Financing S.A. 5.125%, due 12/31/49 (a)	€750,000	940,116

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (a)	525,000	700,450

Total Foreign Bonds (Cost $3,165,003)		3,298,301

Loan Assignments & Participations 1.2% (h)
Aerospace & Defense 0.3%
US Airways Group, Inc. Term Loan B1 4.25%, due 5/23/19	$1,000,000	985,625

Automobile 0.3%
Allison Transmission, Inc. Term Loan B2 3.20%, due 8/7/17	949,114	951,486

Media 0.5%
Clear Channel Communications, Inc. Term Loan B 3.845%, due 1/29/16	283,487	258,682
Term Loan D 6.945%, due 1/30/19	836,165	760,649
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/5/20	750,000	741,679

		1,761,010

	Principal Amount	Value
Metals & Mining 0.1%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	$496,250	$492,942

Total Loan Assignments & Participations (Cost $4,234,020)		4,191,063

Mortgage—Backed Securities 0.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.793%, due 4/10/49 (i)	290,000	324,936
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.423%, due 12/25/36 (a)(c)(d)	161,666	129,891
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	130,000	139,258
Series 2007-PW16, Class A4 5.905%, due 6/11/40 (i)	290,000	327,579
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.34%, due 12/10/49 (i)	150,000	171,193
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	100,659	90,390
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	480,000	534,434
Morgan Stanley Capital I, Inc. Series 2007-IQ15, Class A4 6.09%, due 6/11/49 (i)	200,000	224,961
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (c)	160,000	179,042
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.379%, due 11/25/36 (i)	300,445	246,249

		2,367,933

Residential Mortgage (Collateralized Mortgage Obligation) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, due 2/25/42 (a)(c)(d)	415,648	350,962

Total Mortgage-Backed Securities (Cost $2,427,796)		2,718,895

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-247

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies 2.1%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.1%
6.00%, due 4/1/37	$152,346	$163,917

♦United States Treasury Bonds 1.2%
2.75%, due 8/15/42	2,085,000	1,799,616
3.125%, due 2/15/43	1,575,000	1,470,165
4.375%, due 11/15/39	800,000	937,750
4.375%, due 5/15/40	155,000	181,786

		4,389,317

♦United States Treasury Notes 0.8%
0.25%, due 12/15/15	640,000	636,150
1.25%, due 3/15/14	175,000	176,353
1.75%, due 5/15/23	180,000	168,581
2.00%, due 4/30/16	2,005,000	2,082,068

		3,063,152

Total U.S. Government & Federal Agencies (Cost $7,677,106)		7,616,386

Yankee Bond 0.1% (j)
Banks 0.1%
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	550,000	523,364

Total Yankee Bond (Cost $552,711)		523,364

Total Long-Term Bonds (Cost $155,961,431)		159,583,216

	Shares
Common Stocks 47.8%
Aerospace & Defense 1.5%
BAE Systems PLC	442,850	2,579,706
♦Lockheed Martin Corp.	27,050	2,933,843

		5,513,549

Agriculture 4.0%
Altria Group, Inc.	76,750	2,685,482
British American Tobacco PLC	26,800	1,372,642
Imperial Tobacco Group PLC	81,750	2,834,898
Lorillard, Inc.	59,750	2,609,880
Philip Morris International, Inc.	25,550	2,213,141
Reynolds American, Inc.	58,900	2,848,993

		14,565,036

Auto Manufacturers 1.0%
♦Daimler A.G.	47,850	2,895,268
Ford Motor Co.	52,500	812,175

		3,707,443

	Shares	Value
Banks 1.6%
CIT Group, Inc. (f)	11,500	$536,245
Citigroup, Inc.	16,500	791,505
Commonwealth Bank of Australia	15,800	999,643
Svenska Handelsbanken AB Class A	23,550	945,357
Wells Fargo & Co.	34,340	1,417,212
Westpac Banking Corp.	47,200	1,246,656

		5,936,618

Beverages 1.1%
Anheuser-Busch InBev N.V.	13,350	1,188,414
Coca-Cola Co. (The)	23,250	932,557
Diageo PLC, Sponsored ADR	7,650	879,368
PepsiCo., Inc.	12,500	1,022,375

		4,022,714

Building Materials 0.2%
U.S. Concrete, Inc. (d)(f)	35,009	574,848

Chemicals 1.7%
BASF S.E.	26,900	2,403,036
Dow Chemical Co. (The)	40,800	1,312,536
E.I. du Pont de Nemours & Co.	26,800	1,407,000
Yara International ASA	29,350	1,170,260

		6,292,832

Commercial Services 0.6%
Automatic Data Processing, Inc.	16,000	1,101,760
R.R. Donnelley & Sons Co.	91,250	1,278,413

		2,380,173

Computers 0.3%
Apple, Inc.	3,090	1,223,887

Electric 5.8%
Ameren Corp.	39,800	1,370,712
CMS Energy Corp.	51,000	1,385,670
Dominion Resources, Inc.	22,400	1,272,768
Duke Energy Corp.	38,908	2,626,290
EDF S.A.	59,550	1,382,448
Integrys Energy Group, Inc.	21,580	1,263,077
♦PPL Corp.	97,250	2,942,785
SCANA Corp.	19,750	969,725
Southern Co. (The)	36,950	1,630,604
SSE PLC	102,700	2,378,949
TECO Energy, Inc.	94,600	1,626,174
Terna S.p.A.	593,850	2,467,367

		21,316,569

Electrical Components & Equipment 0.3%
Emerson Electric Co.	22,600	1,232,604

Electronics 0.4%
Honeywell International, Inc.	18,750	1,487,625

M-248	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Engineering & Construction 0.8%
Vinci S.A.	55,850	$2,802,838

Entertainment 0.4%
Regal Entertainment Group Class A	78,200	1,399,780

Environmental Controls 0.5%
Waste Management, Inc.	47,300	1,907,609

Finance—Other Services 0.6%
CME Group, Inc.	28,850	2,192,023

Food 0.7%
Nestle S.A. Registered	24,850	1,629,832
WM Morrison Supermarkets PLC	238,450	949,471

		2,579,303

Food Services 0.3%
Compass Group PLC	74,350	949,894

Gas 1.7%
Centrica PLC	374,950	2,054,149
National Grid PLC	248,150	2,815,580
Vectren Corp.	36,200	1,224,646

		6,094,375

Household Products & Wares 0.7%
Kimberly-Clark Corp.	27,050	2,627,637

Insurance 1.6%
Arthur J. Gallagher & Co.	25,450	1,111,911
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	13,000	2,392,692
SCOR SE	71,450	2,192,542

		5,697,145

Machinery—Diversified 0.3%
Deere & Co.	11,850	962,813

Media 1.8%
Comcast Corp. Class A	35,750	1,418,202
Pearson PLC	95,850	1,707,119
Shaw Communications, Inc.	75,400	1,809,543
Time Warner, Inc.	28,950	1,673,889

		6,608,753

Mining 0.2%
BHP Billiton, Ltd.	32,600	935,275

Miscellaneous—Manufacturing 0.3%
Orkla ASA	142,200	1,164,877

	Shares	Value
Oil & Gas 2.7%
♦ConocoPhillips	38,650	$2,338,325
Diamond Offshore Drilling, Inc.	34,200	2,352,618
Royal Dutch Shell PLC, ADR	43,460	2,772,748
Total S.A.	49,100	2,396,982

		9,860,673

Pharmaceuticals 4.8%
AbbVie, Inc.	57,000	2,356,380
AstraZeneca PLC, Sponsored ADR	52,280	2,472,844
Bristol-Myers Squibb Co.	20,500	916,145
GlaxoSmithKline PLC	113,750	2,851,172
Johnson & Johnson	17,050	1,463,913
Merck & Co., Inc.	28,400	1,319,180
Novartis A.G.	25,750	1,829,257
Roche Holding A.G., Genusscheine	10,810	2,689,482
Sanofi	15,350	1,590,833

		17,489,206

Pipelines 1.3%
Enterprise Products Partners, L.P.	23,900	1,485,385
Kinder Morgan Energy Partners, L.P.	25,150	2,147,810
MarkWest Energy Partners, L.P.	17,800	1,189,930

		4,823,125

Real Estate Investment Trusts 0.4%
Health Care REIT, Inc.	19,950	1,337,249

Retail 0.4%
McDonald's Corp.	13,350	1,321,650

Semiconductors 0.9%
KLA-Tencor Corp.	25,300	1,409,969
Microchip Technology, Inc.	55,850	2,080,412

		3,490,381

Software 0.3%
Microsoft Corp.	32,700	1,129,131

Telecommunications 6.6%
AT&T, Inc.	53,350	1,888,590
♦BCE, Inc.	71,500	2,931,520
CenturyLink, Inc.	75,830	2,680,590
Deutsche Telekom A.G.	182,200	2,125,907
Philippine Long Distance Telephone Co., Sponsored ADR	14,100	956,826
Rogers Communications, Inc. Class B	33,300	1,304,517
Swisscom A.G.	6,585	2,883,443
Telstra Corp., Ltd.	437,400	1,908,115
Verizon Communications, Inc.	57,400	2,889,516
Vivendi S.A.	80,968	1,533,453
♦Vodafone Group PLC	1,070,100	3,057,387

		24,159,864

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-249

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Toys, Games & Hobbies 0.6%
Mattel, Inc.	48,350	$2,190,739

Transportation 0.5%
Deutsche Post A.G. Registered	70,750	1,758,491

Water 0.9%
Severn Trent PLC	48,400	1,224,936
United Utilities Group PLC	184,400	1,918,368

		3,143,304

Total Common Stocks (Cost $148,387,845)		174,880,033

Preferred Stock 0.3%
Insurance 0.3%
MetLife, Inc. 6.50%	35,550	898,704

Total Preferred Stock (Cost $841,686)		898,704

	Number of Warrants
Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/18/39 (d)(e)(f)(k)	4	0	(l)
Unsecured Debt Expires 12/18/16 (d)(e)(f)(k)	4	0	(l)

Total Warrants (Cost $13)		0	(l)

	Principal Amount	Value
Short-Term Investment 6.3%
Repurchase Agreement 6.3%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $22,890,276 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $24,935,000 and a Market Value of $23,352,401)	$22,890,257	$22,890,257

Total Short-Term Investment (Cost $22,890,257)		22,890,257

Total Investments (Cost $328,081,232) (o)	98.0%	358,252,210
Other Assets, Less Liabilities	2.0	7,302,985
Net Assets	100.0%	$365,555,195

	Contracts Long	Unrealized Appreciation (Depreciation) (m)
Futures Contracts (0.2%)
Standard & Poor’s 500 Index Mini September 2013 (n)	865	$(1,394,813)

Total Futures Contracts Long (Settlement Value $69,169,725)		$(1,394,813)

	Contracts Short
United States Treasury Note September 2013 (5 Year) (n)	(229)	550,459

Total Futures Contracts Short (Settlement Value $27,719,734)		550,459

Total Futures Contracts (Settlement Value $41,449,991)		$(844,354)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of June 30, 2013.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of June 30, 2013, is $4,355,404, which represents 1.2% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

M-250	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	Illiquid security—The total market value of these securities as of June 30, 2013, is $1,056,730, which represents 0.3% of the Portfolio's net assets.

(e)	Fair valued security—The total market value of these securities as of June 30, 2013, is $59,071, which represents less than one-tenth of a percent of the Portfolio's net assets.

(f)	Non-income producing security.

(g)	Step coupon—Rate shown is the rate in effect as of June 30, 2013.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2013.

(i)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2013.
(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	Restricted security. (See Note 5)

(l)	Less than one dollar.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2013.

(n)	At June 30, 2013, cash in the amount of $3,182,075 is on deposit with the broker for futures transactions.

(o)	As of June 30, 2013, cost is $327,802,376 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$37,317,919
Gross unrealized depreciation	(6,868,085)

Net unrealized appreciation	$30,449,834

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

ADR—American Depositary Receipt

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	9/19/13	JPMorgan Chase Bank	EUR	16,781,000	USD	22,501,895	USD	651,375
Pound Sterling vs. U.S. Dollar	9/19/13	JPMorgan Chase Bank	GBP	9,476,000		14,825,439		420,355
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	1,071,730

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-251

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,291,873	$—		$6,291,873
Corporate Bonds (b)	—	134,884,263	59,071		134,943.334
Foreign Bonds	—	3,298,301	—		3,298,301
Loan Assignments & Participations	—	4,191,063	—		4,191,063
Mortgage-Backed Securities	—	2,718,895	—		2,718,895
U.S. Government & Federal Agencies	—	7,616,386	—		7,616,386
Yankee Bond	—	523,364	—		523,364

Total Long-Term Bonds	—	159,524,145	59,071		159,583,216

Common Stocks	174,880,033	—	—		174,880,033
Preferred Stock	898,704	—	—		898,704
Warrants (c)	—	—	0	(c)	0	(c)
Short-Term Investment
Repurchase Agreement	—	22,890,257	—		22,890,257

Total Investments in Securities	175,778,737	182,414,402	59,071		358,252,210

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	1,071,730	—		1,071,730
Futures Contracts Short (d)	550,459	—	—		550,459

Total Investments in Securities and Other Financial Instruments	$176,329,196	$183,486,132	$59,071		$359,874,399

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (d)	$(1,394,813)	$—	$—	$(1,394,813)

Total Other Financial Instruments	$(1,394,813)	$—	$—	$(1,394,813)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,029 and $58,042 are held in Commercial Services and Retial, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between levels as of the beginning of the period.

As of June 30, 2013, foreign securities with a total value of $58,943,272 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of June 30, 2013, for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

M-252	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2013 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,120		$—	$—	$(91)	$—	$—	$—	$—	$1,029		$(91)
Retail	61,656		(30)	(31)	(2,077)	—	(1,476)	—	—	58,042		(1,921)
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$62,776		$(30)	$(31)	$(2,168)	$—	$(1,476)	$—	$—	$59,071		$(2,012)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-253

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $328,081,232)	$358,252,210
Cash collateral on deposit at broker	3,182,075
Cash denominated in foreign currencies (identified cost $1,636,583)	1,589,387
Cash	5,156
Receivables:
Dividends and interest	3,154,129
Fund shares sold	464,113
Investment securities sold	45,757
Other assets	1,744
Unrealized appreciation on foreign currency forward contracts	1,071,730

Total assets	367,766,301

Liabilities
Payables:
Investment securities purchased	1,563,735
Variation margin on futures contracts	321,092
Manager (See Note 3)	172,368
Fund shares redeemed	49,624
Professional fees	41,284
NYLIFE Distributors (See Note 3)	30,065
Shareholder communication	25,236
Custodian	5,481
Trustees	626
Accrued expenses	1,595

Total liabilities	2,211,106

Net assets	$365,555,195

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,959
Additional paid-in capital	311,628,336

311,650,295
Undistributed net investment income	19,530,918
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	4,041,415
Net unrealized appreciation (depreciation) on investments and futures contracts	29,326,624
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,005,943

Net assets	$365,555,195

Initial Class
Net assets applicable to outstanding shares	$218,051,853

Shares of beneficial interest outstanding	13,062,801

Net asset value per share outstanding	$16.69

Service Class
Net assets applicable to outstanding shares	$147,503,342

Shares of beneficial interest outstanding	8,895,775

Net asset value per share outstanding	$16.58

M-254	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,636,979
Dividends (a)	4,540,524

Total income	9,177,503

Expenses
Manager (See Note 3)	992,245
Distribution and service—Service Class (See Note 3)	158,496
Professional fees	38,509
Custodian	25,505
Shareholder communication	24,582
Trustees	3,720
Miscellaneous	13,668

Total expenses	1,256,725

Net investment income (loss)	7,920,778

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	6,803,764
Futures transactions	8,581,224
Foreign currency transactions	(179,714)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	15,205,274

Net change in unrealized appreciation (depreciation) on:
Investments	(1,934,468)
Futures contracts	(1,112,562)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,251,729

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(1,795,301)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	13,409,973

Net increase (decrease) in net assets resulting from operations	$21,330,751

(a)	Dividends recorded net of foreign withholding taxes in the amount of $273,878.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-255

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,920,778	$12,845,907
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	15,205,274	8,987,097
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(1,795,301)	18,577,305

Net increase (decrease) in net assets resulting from operations	21,330,751	40,410,309

Dividends to shareholders:
From net investment income:
Initial Class	—	(9,029,798)
Service Class	—	(3,624,215)

Total dividends to shareholders	—	(12,654,013)

Capital share transactions:
Net proceeds from sale of shares	49,509,178	42,070,690
Net asset value of shares issued to shareholders in reinvestment of dividends	—	12,654,013
Cost of shares redeemed	(22,545,908)	(41,205,984)

Increase (decrease) in net assets derived from capital share transactions	26,963,270	13,518,719

Net increase (decrease) in net assets	48,294,021	41,275,015

Net Assets
Beginning of period	317,261,174	275,986,159

End of period	$365,555,195	$317,261,174

Undistributed net investment income at end of period	$19,530,918	$11,610,140

M-256	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010		2009		2008
Net asset value at beginning of period	$15.63		$14.18	$14.22	$12.78		$10.71		$18.40

Net investment income (loss)	0.38	(a)	0.68 (a)	0.64 (a)	0.64	(a)	0.37	(a)	0.47
Net realized and unrealized gain (loss) on investments	0.63		1.48	(0.13)	1.31		2.12		(5.40)
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		(0.04)	0.03	(0.08)		0.01		—

Total from investment operations	1.06		2.12	0.54	1.87		2.50		(4.93)

Less dividends and distributions:
From net investment income	—		(0.67)	(0.58)	(0.43)		(0.43)		(0.56)
From net realized gain on investments	—		—	—	—		—		(2.20)

Total dividends and distributions	—		(0.67)	(0.58)	(0.43)		(0.43)		(2.76)

Net asset value at end of period	$16.69		$15.63	$14.18	$14.22		$12.78		$10.71

Total investment return	6.78	%(b)(c)	15.00%	4.12%	14.79%		23.51%		(26.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.62	%††	4.44%	4.40%	4.85%		3.26%		2.55%
Net expenses	0.63	%††	0.64%	0.65%	0.65%		0.71%		0.65%
Portfolio turnover rate	12%		34%	31%	61	% (d)	161	% (d)	94	% (d)
Net assets at end of period (in 000’s)	$218,052		$214,268	$209,222	$222,426		$224,119		$217,037

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, and 78% for the years ended December 31, 2010, 2009, and 2008, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2013 and the years ended December 31, 2012 and 2011, respectively.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010		2009		2008
Net asset value at beginning of period	$15.54		$14.12	$14.17	$12.74		$10.67		$18.33

Net investment income (loss)	0.36	(a)	0.63 (a)	0.60 (a)	0.61	(a)	0.35	(a)	0.40
Net realized and unrealized gain (loss) on investments	0.63		1.47	(0.13)	1.30		2.10		(5.35)
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		(0.04)	0.03	(0.08)		0.01		—

Total from investment operations	1.04		2.06	0.50	1.83		2.46		(4.95)

Less dividends and distributions:
From net investment income	—		(0.64)	(0.55)	(0.40)		(0.39)		(0.51)
From net realized gain on investments	—		—	—	—		—		(2.20)

Total dividends and distributions	—		(0.64)	(0.55)	(0.40)		(0.39)		(2.71)

Net asset value at end of period	$16.58		$15.54	$14.12	$14.17		$12.74		$10.67

Total investment return	6.69	%(b)(c)	14.71%	3.86%	14.51%		23.21%		(27.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.42	%††	4.17%	4.15%	4.59%		3.03%		2.30%
Net expenses	0.88	%††	0.89%	0.90%	0.90%		0.96%		0.90%
Portfolio turnover rate	12%		34%	31%	61	% (d)	161	% (d)	94	% (d)
Net assets at end of period (in 000’s)	$147,503		$102,993	$66,764	$58,571		$46,691		$38,955

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, and 78% for the years ended December 31, 2010, 2009, and 2008, respectively. The Portfolio did not engage in mortgage dollar rolls for the six months ended June 30, 2013 and the years ended December 31, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-257

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	2.13%	13.65%	1.18%	7.08%	0.95%
Service Class Shares	2.00	13.37	0.93	6.82	1.20

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[3]	4.10%	18.62%	–0.63%	7.67%
MSCI ACWI® Ex U.S.[3,4]	–0.04	13.63	–0.80	8.62
Average Lipper Variable Products International Growth Portfolio[5]	2.27	15.97	0.20	8.25

1.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.08% for Initial Class shares and 6.82% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

Effective July 1, 2013, the Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S., which is currently the Portfolio’s secondary benchmark, as its primary benchmark in replacement of the MSCI EAFE® Index. The MSCI EAFE® Index has been retained as the Portfolio’s secondary benchmark. The Portfolio selected the MSCI ACWI® Ex U.S. as its primary benchmark because it believes that this Index is more reflective of its current investment style.

5.	The Average Lipper Variable Products International Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Growth portfolios typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

M-258	MainStay VP International Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,021.30	$4.76	$1,020.10	$4.76

Service Class Shares	$1,000.00	$1,020.00	$6.01	$1,018.80	$6.01

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.95% for Initial Class and 1.20% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-259

Country Composition as of June 30, 2013 (Unaudited)

United Kingdom	23.0%
Germany	15.9
France	9.5
Israel	5.5
Japan	4.6
Spain	4.6
Denmark	4.1
Sweden	4.1
United States	3.3
Canada	3.1
Brazil	3.0

India	3.0%
China	2.9
Ireland	2.7
Thailand	2.3
Italy	2.2
Czech Republic	1.5
Hong Kong	1.5
Indonesia	1.0
Other Assets, Less Liabilities	2.2

100.0%

See Portfolio of Investments beginning on page M-263 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Grifols S.A.

2.	Adidas A.G.

3.	Svenska Handelsbanken AB Class A

4.	Linde A.G.

5.	SABMiller PLC
6.	Experian PLC

7.	Johnson Matthey PLC

8.	Fresenius Medical Care A.G. & Co. KGaA

9.	Intertek Group PLC

10.	Open Text Corp.

M-260	MainStay VP International Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Edward Ramos, Carlos Garcia-Tunon and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP International Equity Portfolio returned 2.13% for Initial Class shares and 2.00% for Service Class shares. Over the same period, both share classes underperformed the 4.10% return of the MSCI EAFE® Index,1 which was the Portfolio’s broad-based securities-market Index, and outperformed the –0.04% return of the MSCI ACWI® (All Country World Index) Ex U.S.,1 which was a secondary benchmark of the Portfolio. Both share classes underperformed the 2.27% return of the aver-age Lipper1 Variable Products International Growth Portfolio for the six months ended June 30, 2013.

Effective July 1, 2013, the Portfolio has selected the MSCI ACWI® (All Country World Index) Ex. U.S., which is currently the Portfolio’s secondary benchmark, as its primary benchmark in replacement of the MSCI EAFE® Index. The MSCI EAFE® Index has been retained as the Portfolio’s secondary benchmark. The Portfolio selected the MSCI ACWI® Ex U.S. as its primary bench-mark because it believes that this Index is more reflective of its current investment style.

Were there any changes to the Portfolio during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Subadvisor to the Portfolio, changed its name to Cornerstone Capital Management Holdings LLC. Effective February 28, 2013, Carlos Garcia-Tunon, CFA, and Eve Glatt became additional portfolio managers for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The primary factor affecting the Portfolio’s relative performance was the negative impact from country allocation, which was only partially offset by the favorable impact from sector allocation. The negative impact from country allocation was driven primarily by an underweight position in Japan and an overweight position in emerging markets. The positive impact from sector allocation was driven primarily by an overweight position in health care and an underweight position in materials.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest-contributing sectors to the Portfolio’s performance relative to the MSCI EAFE® Index were materials, information technology and health care. (Contributions take weightings and total returns into account.) The contributions from the materials and information technology sectors were driven primarily by good stock selection. The contribution from health care was driven primarily by an overweight position in the sector. Health care was one of the best-performing sectors in the MSCI EAFE® Index during the reporting period. Stock selection in the consumer discretionary, industrials and energy sectors detracted from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest-contributing stocks to the Portfolio’s absolute performance were Japanese health care equipment provider Sysmex, German athletic apparel marketer Adidas and Scandinavian banking group Svenska Handelsbanken. Sysmex benefitted from the depreciation of the Japanese yen and the rally among Japanese export companies. Adidas and Svenska Handelsbanken benefitted from ongoing strength in their fundamentals amid challenging macroeconomic conditions.

The most significant detractors from the Portfolio’s absolute performance were energy-related businesses Petrofac and China Shenhua Energy and Hong Kong–listed sourcing provider Li & Fung, which was sold from the Portfolio during the reporting period. The energy sector was among the worst-performing sectors in the MSCI EAFE® Index. Investors worried that an economic slowdown in China and other emerging markets could weaken demand for energy. Shares of Li & Fung suffered after the company released disappointing earnings results in January. All of these detractors provided negative total returns during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased shares of French energy-services provider Technip

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-261

and Brazilian credit card processor Cielo. In our opinion, Technip is poised to benefit from the increasing complexity of energy development in the coming years, while Cielo may benefit from increased credit-card penetration and use in Brazil. The Portfolio exited positions in Hong Kong–listed sourcing company Li & Fung and Japanese convenience-store chain FamilyMart.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the information technology and energy sectors. Over the same period, the Portfolio reduced its exposure to the consumer discretionary and financials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio held overweight positions relative to the MSCI EAFE® Index in the health care, information technology and industrials sectors. As of the same date, the Portfolio held underweight positions in the financials, consumer staples and telecommunication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-262	MainStay VP International Equity Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 97.1%†
Brazil 3.0%
Cia. Hering (Specialty Retail)	450,100	$6,313,725
Cielo S.A. (IT Services)	293,040	7,354,400

		13,668,125

Canada 3.1%
♦Open Text Corp. (Software)	207,346	14,196,981

China 2.9%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	98,625	9,323,021
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,519,800	3,860,220

		13,183,241

Czech Republic 1.5%
Komercni banka a.s. (Commercial Banks)	36,074	6,696,482

Denmark 4.1%
Coloplast A/S Class B (Health Care Equipment & Supplies)	165,065	9,255,577
FLSmidth & Co. A/S (Construction & Engineering)	206,458	9,400,341

		18,655,918

France 9.5%
Bureau Veritas S.A. (Professional Services)	355,256	9,199,822
Dassault Systemes S.A. (Software)	64,510	7,891,445
Essilor International S.A. (Health Care Equipment & Supplies)	131,520	13,993,310
Technip S.A. (Energy Equipment & Services)	118,993	12,082,748

		43,167,325

Germany 15.9%
♦Adidas A.G. (Textiles, Apparel & Luxury Goods)	179,065	19,378,259
Brenntag A.G. (Trading Companies & Distributors)	63,279	9,612,238
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	211,799	15,033,269
♦Linde A.G. (Chemicals)	92,459	17,252,059
United Internet A.G. (Internet Software & Services)	221,160	6,242,522
Wirecard A.G. (IT Services)	188,809	5,138,907

		72,657,254

Hong Kong 1.5%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	2,774,100	6,702,720

	Shares	Value

India 3.0%
Genpact, Ltd. (IT Services)	255,021	$4,906,604
Housing Development Finance Corp. (Thrifts & Mortgage Finance)	309,270	4,512,193
Infosys, Ltd., Sponsored ADR (IT Services)	109,119	4,494,612

		13,913,409

Indonesia 1.0%
Media Nusantara Citra Tbk PT (Media)	14,878,500	4,684,666

Ireland 2.7%
ICON PLC (Life Sciences Tools & Services) (a)	154,285	5,466,317
Shire PLC (Pharmaceuticals)	222,394	7,052,514

		12,518,831

Israel 5.5%
Check Point Software Technologies, Ltd. (Software) (a)	238,989	11,872,973
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	338,919	13,285,625

		25,158,598

Italy 2.2%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	255,713	10,208,469

Japan 4.6%
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	91,100	8,588,274
Sysmex Corp. (Health Care Equipment & Supplies)	187,800	12,288,990

		20,877,264

Spain 4.6%
♦Grifols S.A. (Biotechnology)	566,104	20,779,705

Sweden 4.1%
♦Svenska Handelsbanken AB Class A (Commercial Banks)	464,528	18,647,342

Thailand 2.3%
Kasikornbank PCL (Commercial Banks)	1,647,400	10,410,782

United Kingdom 23.0%
Aggreko PLC (Commercial Services & Supplies)	561,886	14,032,536
♦Experian PLC (Professional Services)	920,216	15,997,452
♦Intertek Group PLC (Professional Services)	320,298	14,239,602
♦Johnson Matthey PLC (Chemicals)	377,674	15,095,839
Petrofac, Ltd. (Energy Equipment & Services)	631,619	11,508,715
♦SABMiller PLC (Beverages)	339,699	16,287,866

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-263

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Standard Chartered PLC (Commercial Banks)	464,841	$10,088,886
Telecity Group PLC (Internet Software & Services)	486,649	7,505,309

		104,756,205

United States 2.6%
ResMed, Inc. (Health Care Equipment & Supplies)	263,196	11,878,035

Total Common Stocks (Cost $383,930,756)		442,761,352

	Principal Amount

Short-Term Investment 0.7%
Repurchase Agreement 0.7%
United States 0.7%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $3,133,389 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $3,370,000 and a Market Value of $3,199,195) (Capital Markets)	$3,133,387	3,133,387

Total Short-Term Investment (Cost $3,133,387)		3,133,387

Total Investments (Cost $387,064,143) (b)	97.8%	445,894,739
Other Assets, Less Liabilities	2.2	10,170,293
Net Assets	100.0%	$456,065,032

(a)	Non-income producing security.

(b)	As of June 30, 2013, cost is $387,892,631 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$79,600,733
Gross unrealized depreciation	(21,598,625)

Net unrealized appreciation	$58,002,108

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

M-264	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Beverages	$16,287,866	3.6%
Biotechnology	20,779,705	4.6
Capital Markets	3,133,387	0.7
Chemicals	32,347,898	7.1
Commercial Banks	45,843,492	10.0
Commercial Services & Supplies	14,032,536	3.1
Construction & Engineering	9,400,341	2.1
Energy Equipment & Services	23,591,463	5.2
Health Care Equipment & Supplies	57,624,381	12.6
Health Care Providers & Services	15,033,269	3.3
Internet Software & Services	23,070,852	5.1
IT Services	21,894,523	4.8
Life Sciences Tools & Services	5,466,317	1.2
Media	4,684,666	1.0
Oil, Gas & Consumable Fuels	3,860,220	0.8
Pharmaceuticals	20,338,139	4.5
Professional Services	39,436,876	8.6
Real Estate Management & Development	8,588,274	1.9
Software	33,961,399	7.4
Specialty Retail	6,313,725	1.4
Textiles, Apparel & Luxury Goods	26,080,979	5.7
Thrifts & Mortgage Finance	4,512,193	1.0
Trading Companies & Distributors	9,612,238	2.1

	445,894,739	97.8
Other Assets, Less Liabilities	10,170,293	2.2

Net Assets	$456,065,032	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-265

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$442,761,352	$—	$—	$442,761,352
Short-Term Investment
Repurchase Agreement	—	3,133,387	—	3,133,387

Total Investments in Securities	$442,761,352	$3,133,387	$—	$445,894,739

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of the period ended June 30, 2013, foreign securities with a market value of $343,268,222 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of June 30, 2013, for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-266	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $387,064,143)	$445,894,739
Cash denominated in foreign currencies (identified cost $10,397,561)	10,369,906
Receivables:
Dividends and interest	1,075,719
Fund shares sold	154,727
Other assets	5,555

Total assets	457,500,646

Liabilities
Payables:
Fund shares redeemed	528,692
Foreign capital gains tax (See Note 2(D))	423,131
Manager (See Note 3)	340,911
NYLIFE Distributors (See Note 3)	58,806
Professional fees	35,428
Shareholder communication	34,868
Custodian	12,830
Trustees	948

Total liabilities	1,435,614

Net assets	$456,065,032

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,004
Additional paid-in capital	517,814,572

517,851,576
Undistributed net investment income	8,666,512
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(128,826,525)
Net unrealized appreciation (depreciation) on investments (b)	58,407,465
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(33,996)

Net assets	$456,065,032

Initial Class
Net assets applicable to outstanding shares	$176,280,421

Shares of beneficial interest outstanding	14,221,612

Net asset value per share outstanding	$12.40

Service Class
Net assets applicable to outstanding shares	$279,784,611

Shares of beneficial interest outstanding	22,782,346

Net asset value per share outstanding	$12.28

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax of $87,028.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax of $423,131.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-267

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,183,823
Interest (b)	3,406

Total income	6,187,229

Expenses
Manager (See Note 3)	2,063,629
Distribution and service—Service Class (See Note 3)	353,690
Custodian	47,209
Professional fees	34,160
Shareholder communication	33,921
Trustees	5,235
Miscellaneous	12,828

Total expenses	2,550,672

Net investment income (loss)	3,636,557

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (c)	7,298,469
Foreign currency transactions	38,847

Net realized gain (loss) on investments and foreign currency transactions	7,337,316

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(1,383,620)
Translation of other assets and liabilities in foreign currencies	(152,744)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,536,364)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	5,800,952

Net increase (decrease) in net assets resulting from operations	$9,437,509

(a)	Dividends recorded net of foreign withholding taxes in the amount of $677,790.
(b)	Interest recorded net of foreign withholding taxes in the amount of $194.
(c)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $87,028.
(d)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $423,131.

M-268	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,636,557	$4,418,992
Net realized gain (loss) on investments and foreign currency transactions	7,337,316	(783,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,536,364)	74,997,523

Net increase (decrease) in net assets resulting from operations	9,437,509	78,632,953

Dividends to shareholders:
From net investment income:
Initial Class	—	(3,187,864)
Service Class	—	(4,283,314)

Total dividends to shareholders	—	(7,471,178)

Capital share transactions:
Net proceeds from sale of shares	22,803,203	52,233,170
Net asset value of shares issued to shareholders in reinvestment of dividends	—	7,471,178
Cost of shares redeemed	(32,151,095)	(78,567,358)

Increase (decrease) in net assets derived from capital share transactions	(9,347,892)	(18,863,010)

Net increase (decrease) in net assets	89,617	52,298,765

Net Assets
Beginning of period	455,975,415	403,676,650

End of period	$456,065,032	$455,975,415

Undistributed net investment income at end of period	$8,666,512	$5,029,955

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-269

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$12.14		$10.34	$12.82	$12.63		$11.30	$18.29

Net investment income (loss)	0.11	(a)	0.13 (a)	0.29 (a)	0.29	(b)	0.32 (a)	0.59 (a)
Net realized and unrealized gain (loss) on investments	0.15		1.86	(2.35)	0.30		1.74	(5.71)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.02	(0.02)	0.01		0.13	0.31

Total from investment operations	0.26		2.01	(2.08)	0.60		2.19	(4.81)

Less dividends and distributions:
From net investment income	—		(0.21)	(0.40)	(0.41)		(0.86)	(0.24)
From net realized gain on investments	—		—	—	—		—	(1.94)

Total dividends and distributions	—		(0.21)	(0.40)	(0.41)		(0.86)	(2.18)

Net asset value at end of period	$12.40		$12.14	$10.34	$12.82		$12.63	$11.30

Total investment return	2.14	%(c)(d)	19.48%	(16.04%)	4.90%		19.36%	(25.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71	%††	1.14%	2.40%	2.34	%(b)	2.75%	3.87%
Net expenses	0.95	%††	0.95%	0.95%	0.98%		0.99%	0.96%
Portfolio turnover rate	15%		42%	101%	42%		83%	89%
Net assets at end of period (in 000’s)	$176,280		$180,124	$147,740	$265,519		$256,710	$244,533

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$12.04		$10.26	$12.72	$12.54		$11.22	$18.17

Net investment income (loss)	0.09	(a)	0.10 (a)	0.26 (a)	0.23	(b)	0.28 (a)	0.54 (a)
Net realized and unrealized gain (loss) on investments	0.15		1.84	(2.33)	0.32		1.73	(5.67)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.02	(0.02)	0.01		0.13	0.31

Total from investment operations	0.24		1.96	(2.09)	0.56		2.14	(4.82)

Less dividends and distributions:
From net investment income	—		(0.18)	(0.37)	(0.38)		(0.82)	(0.19)
From net realized gain on investments	—		—	—	—		—	(1.94)

Total dividends and distributions	—		(0.18)	(0.37)	(0.38)		(0.82)	(2.13)

Net asset value at end of period	$12.28		$12.04	$10.26	$12.72		$12.54	$11.22

Total investment return	1.99	%(c)(d)	19.18%	(16.25%)	4.63%		19.06%	(25.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48	%††	0.88%	2.17%	2.10	%(b)	2.47%	3.60%
Net expenses	1.20	%††	1.20%	1.20%	1.23%		1.24%	1.21%
Portfolio turnover rate	15%		42%	101%	42%		83%	89%
Net assets at end of period (in 000’s)	$279,785		$275,852	$255,937	$298,008		$262,263	$222,210

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-270	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Janus Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	8.01%	14.79%	10.02%	0.58%
Service Class Shares	7.88	14.51	9.75	0.83

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	13.82%	20.60%	15.39%
Barclays U.S. Aggregate Bond Index[3]	–2.44	–0.69	0.86
Barclays U.S. Government/Credit Bond Index[3]	–2.67	–0.62	1.14
Janus Balanced Composite Index[3]	6.28	10.62	8.78
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	4.54	10.38	7.26

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-271

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2013, to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,080.10	$2.99	$1,021.90	$2.91

Service Class Shares	$1,000.00	$1,078.80	$4.28	$1,020.70	$4.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-272	MainStay VP Janus Balanced Portfolio

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-278 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.125%–1.75%, due 8/31/14–5/15/23

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%–7.00%, due 1/1/25–2/1/43

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.00%, due 1/15/32–2/20/43

4.	CBS Corp. Class B

5.	Express Scripts Holding Co.

6.	Boeing Co. (The)

7.	Philip Morris International, Inc.

8.	E.I. du Pont de Nemours & Co.

9.	Chevron Corp.

10.	U.S. Bancorp

mainstayinvestments.com	M-273

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers E. Marc Pinto, CFA, and R. Gibson Smith of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Janus Balanced Portfolio returned 8.01% for Initial Class shares and 7.88% for Service Class shares. Over the same period, both share classes underperformed the 13.82% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –2.44% return of the Barclays U.S. Aggregate Bond Index,1 the –2.67% return of the Barclays U.S. Government/ Credit Bond Index1 and the 6.28% return of the Janus Balanced Composite Index1 for the six months ended June 30, 2013. The Barclays U.S. Aggregate Bond Index is the Portfolio’s secondary benchmark. The Barclays U.S. Government/Credit Bond Index and the Janus Balanced Composite Index are additional benchmarks of the Portfolio. For the six months ended June 30, 2013, both share classes outperformed the 4.54% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The equity portion of the Portfolio outperformed the S&P 500® Index during the reporting period, benefiting particularly from stock selection in the industrials, energy and consumer discretionary sectors. The most significant sector detractor was financials, followed by consumer staples and telecommunication services.

The fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index during the first half of 2013, largely on the strength of security selection in mortgage-backed securities and corporate credit. From an industry standpoint, top credit contributors included banking, noncaptive diversified financial and technology. The most significant industry detractor was cyclical consumer services, followed by property and casualty insurers, and integrated energy.

Which sectors in the equity portion of Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

Favorable stock selection made industrials the strongest positive contributing sector relative to the

S&P 500® Index. (Contributions take weightings and total returns into account.) Stock selection in the energy sector, and to a lesser extent our underweight position relative to the S&P 500® Index in the sector, made energy the second-strongest sector contributor. Meanwhile, our continued overweight position in the consumer discretionary sector, as well as our stock selection in the sector, made the sector another top contributor.

Stock selection and weighting made financials the weakest-contributing sector to relative performance in the equity portion of the Portfolio during the reporting period. Consumer staples was the second-weakest contributor, with stock selection as the primary driver. Stock selection in the telecommunication services sector also made the sector a weak contributor to relative performance in the equity portion of the Portfolio.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

Individual equity contributors were led by commercial aircraft maker Boeing. Earlier issues with Boeing’s new 787 Dreamliner wide-body jet appear to be resolved, and the plane has been put back in service. The strong order book for the Boeing 787 and the newest version of the Boeing 747 gave investors renewed confidence that Boeing’s years-long production backlog will continue to grow, boosting the stock’s price.

Multimedia company CBS also performed well following its decision to spin off its billboard business into a real estate investment trust (REIT) and to use the proceeds to buy back stock and repurchase debt.

Shares of diversified health care benefits company Aetna also performed well, as investors became confident that the company will be an important player as U.S. health care reform is implemented. We believed that Aetna’s strong low-cost network would provide it with significant competitive advantages.

The weakest contribution to absolute performance in the equity portion of the Portfolio came from computers & peripherals company Apple. After the company announced a significant capital return to shareholders in the form of increased dividends and share repurchases, Apple’s share price declined.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-274	MainStay VP Janus Balanced Portfolio

Investors were uncertain about upcoming product launches and an increasingly competitive smartphone environment.

U.K.-based international banking group Standard Chartered Bank also declined. The bank operates principally in Asia, Africa and the Middle East, and it sold off in sympathy with general weakness in emerging markets during the reporting period.

Another weak performer was pharmaceutical company Allergan. The company’s shares declined after news of mixed results from a clinical trial for Darpin, an eye drug designed to treat age-related macular degeneration. While the news was a disappointment, we believed that Allergan has plenty of promising products in its pipeline, as well as a growing core cosmetics franchise that includes Botox and Juvéderm.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased global financial services provider JPMorgan Chase & Co., which we believed offered a compelling risk-adjusted return opportunity for the Portfolio. We viewed the company as best in class. It was executing well on all business lines and attaining industry-leading returns in all segments. Additionally, the Federal Reserve has become more relaxed about letting the company return capital to shareholders. We therefore anticipated continued share repurchases and dividend increases.

The Portfolio also purchased shares of data communications and telecommunications provider Motorola Solutions partly on the strength of its mission- and business-critical communication solutions (e.g., two-way radios, mobile computing and data capture products) to government and business clients. Despite governmental budget pressures, first-response communications equipment was well-positioned from funding, technology migration and political standpoints, in our view. We also believed that stability in the company’s gross margins and operating leverage would allow it to expand margins significantly.

The Portfolio sold its position in copper, gold and molybdenum mining company Freeport-McMoRan Copper & Gold because it violated our investment thesis. We liked the company because of its large copper position and the fact that it was a low-cost producer. However, the company announced two large acquisitions in oil and gas; therefore, our process demanded that we sell.

The Portfolio also sold global integrated energy company Hess Corp. to take advantage of the increased share price, which an activist drove up during the reporting period. The activist was pushing for changes similar to what we wanted to see at the company. While the company had an attractive set of assets, we had grown frustrated with management and viewed the activist’s work as a good opportunity to exit the position.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

We increased our weighting in the health care sector, where we have seen opportunities in managed care, biotechnology and large pharmaceutical companies. We also slightly increased our allocation to industrials.

We trimmed our weighting in consumer discretionary stocks during the reporting period, although we still favor the sector because of strong consumer spending patterns, both in the United States and abroad. We also reduced our weighting in information technology, which we viewed as a challenging sector. Several hardware companies are facing significant pressures from the growth in virtualization software and companies offering software as a service.

How was the equity portion of the Portfolio posi-tioned at the end of the reporting period?

As of June 30, 2013, the equity portion of the Portfolio maintained its overweight position relative to the S&P 500® Index in the consumer discretionary sector. As of the same date, the equity portion of the Portfolio held an overweight position in health care, where we found companies that we believed would benefit from health care reform and other factors.

As of June 30, 2013, the equity portion of the Portfolio was underweight relative to the S&P 500® Index in the energy sector. As of the same date, the equity portion of the Portfolio had no holdings in utilities, which made up a small (3.24% average weight) portion of the S&P 500® Index.

mainstayinvestments.com	M-275

What was the duration2 strategy of the fixed-income portion of the Portfolio during the reporting period?

At the beginning of 2013, the duration of the fixed-income portion of the Portfolio was slightly longer than that of the Barclays U.S. Aggregate Bond Index. However, we sharply reduced duration during the reporting period when we grew concerned about rising interest rates. This strategy proved beneficial when interest rates rose. By the end of the reporting period, the duration of the fixed-income portion of the Portfolio was moderately shorter than that of the Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Longer-term U.S. Treasury yields rose during the reporting period as improving economic data led to speculation that the Federal Reserve might soon taper its quantitative easing program, through which it has been buying $85 billion a month in U.S. Treasury bonds and mortgage-backed securities. We had already begun to reduce duration—and particularly U.S. Treasury duration—before rates rose significantly in late May and June. In light of our concern about rising interest rates, we reduced the weighting to and the duration in corporate credit during the reporting period. We also reduced U.S. Treasury duration and added to our position in higher-coupon mortgage-backed securities.

During the reporting period, which market segments made the strongest positive contributions to performance in the fixed-income portion of the Portfolio and which market segments were particularly weak?

Top credit contributors to relative performance included banking, noncaptive diversified financial and technology companies. Leading industry detractors included cyclical consumer services, property and casualty insurers, and integrated energy.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio initiated a new position in Life Technologies (LIFE), a leading life sciences company. The company benefits from a large portion of stable recurring revenues and predictable demand. During the quarter, we purchased LIFE as a result of its being acquired by higher-rated Thermo Fisher Scientific (TMO). The LIFE bonds offered an above-market return opportunity, as we believed credit spreads would continue to collapse to trade in line with TMO’s debt.

The fixed-income portion of the Portfolio sold bonds of Actavis, a generic drug manufacturer, that resulted from the acquisition of Actavis by Watson Pharmaceuticals last year. We believed that the combination would allow the company to expand its footprint to global markets, and we expected Actavis to deliver on its pledge of rapid-balance sheet deleveraging. While we continue to believe in the fundamentals of Actavis, the Portfolio sold its position in the 2017 debt to decrease duration.

The fixed-income portion of the Portfolio sold bonds of AbbVie, a research-based pharmaceuticals company that spun off from Abbott Laboratories. We believe AbbVie has a solid growth outlook, with minimal near-term patent-cliff exposure and a high-quality product pipeline. The company’s core drug, Humira, used to treat autoimmune diseases including rheumatoid arthritis, is the top-selling drug in the world. Sales continued to grow as a result of pricing increases and expanded therapeutic uses. Humira has patent protection through 2016, and its biologic nature should provide protection from generic competition beyond the life of the patent. In addition, we believe that AbbVie will be the first to market with an all-oral regimen for the treatment of Hepatitis C, which should drive meaningful growth in the 2015 timeframe. While we continue to believe in the fundamentals of AbbVie, we sold the Portfolios position in the 2017 debt to decrease the Portfolio’s duration.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

During the reporting period, we increased the Portfolio’s weighting in mortgage-backed securities and decreased its weighting in U.S. industrials.

2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-276	MainStay VP Janus Balanced Portfolio

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the fixed-income portion of the Portfolio held a significantly overweight position relative to the Barclays U.S. Aggregate Bond Index in corporate credit. As of the same date, the fixed-income portion of the Portfolio held an underweight position in mortgage-backed securities and in U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-277

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 42.9%† Asset-Backed Securities 0.3%
Automobile 0.2%
AmeriCredit Automobile Receivables Trust Series 2012-4, Class D 2.68%, due 10/9/18	$984,000	$976,914
Series 2012-2, Class D 3.38%, due 4/9/18	602,000	614,607
Santander Drive Auto Receivables Trust Series 2012-6, Class D 2.52%, due 9/17/18	375,000	370,276
Series 2012-5, Class D 3.30%, due 9/17/18	395,000	398,387
Series 2012-3, Class D 3.64%, due 5/15/18	139,000	141,998

		2,502,182

Other ABS 0.1%
Beacon Container Finance LLC Series 2012-1A, Class A 3.72%, due 9/20/27 (a)	662,952	661,024

Total Asset-Backed Securities (Cost $3,166,917)		3,163,206

Corporate Bonds 20.1%
Aerospace & Defense 0.2%
Exelis, Inc. 4.25%, due 10/1/16	868,000	915,185
5.55%, due 10/1/21	393,000	399,242
TransDigm, Inc. 7.75%, due 12/15/18	249,000	262,073

		1,576,500

Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	776,000	836,579

Auto Manufacturers 0.1%
Jaguar Land Rover Automotive PLC 5.625%, due 2/1/23 (a)	514,000	498,580

Auto Parts & Equipment 0.0%‡
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	261,000	268,745

Banks 3.0%
Bank of America Corp. 1.50%, due 10/9/15	960,000	957,819
2.00%, due 1/11/18	900,000	871,753
3.625%, due 3/17/16	1,010,000	1,055,053

	Principal Amount	Value

Banks (continued)
Bank of America Corp. (continued)
3.75%, due 7/12/16	$1,245,000	$1,305,112
4.50%, due 4/1/15	235,000	246,498
8.00%, due 12/29/49 (b)	939,000	1,045,811
8.125%, due 12/29/49 (b)	158,000	177,750
CIT Group, Inc. 4.25%, due 8/15/17	2,153,000	2,163,765
4.75%, due 2/15/15 (a)	329,000	334,346
5.50%, due 2/15/19 (a)	1,653,000	1,706,722
6.625%, due 4/1/18 (a)	354,000	382,320
Citigroup, Inc. 5.00%, due 9/15/14	2,328,000	2,419,320
5.35%, due 4/29/49 (b)	766,000	718,125
Goldman Sachs Group, Inc. (The) 2.375%, due 1/22/18	3,396,000	3,334,301
5.625%, due 1/15/17	443,000	480,117
HSBC Bank USA N.A. 4.875%, due 8/24/20	750,000	803,459
Intesa Sanpaolo S.P.A 3.875%, due 1/16/18	1,657,000	1,591,070
Morgan Stanley 2.125%, due 4/25/18	1,305,000	1,248,925
3.45%, due 11/2/15	1,074,000	1,108,222
4.00%, due 7/24/15	400,000	416,939
4.75%, due 3/22/17	405,000	429,566
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	284,000	288,760
SVB Financial Group 5.375%, due 9/15/20	1,100,000	1,203,951
Wells Fargo & Co. 7.98%, due 3/29/49 (b)	495,000	559,350
Zions BanCorp. 4.50%, due 3/27/17	704,000	744,512
5.80%, due 12/29/49 (b)	1,707,000	1,604,580

		27,198,146

Beverages 0.0%‡
Constellation Brands, Inc. 3.75%, due 5/1/21	166,000	155,418

Biotechnology 0.2%
Bio Rad Labs 8.00%, due 9/15/16	185,000	193,596
Life Technologies Corp. 6.00%, due 3/1/20	1,821,000	2,051,482

		2,245,078

Building Materials 0.1%
Hanson Ltd. 6.125%, due 8/15/16	1,003,000	1,085,747

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-278	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals 0.7%
Ashland, Inc. 3.875%, due 4/15/18 (a)	$637,000	$630,630
4.75%, due 8/15/22 (a)	647,000	640,530
6.875%, due 5/15/43 (a)	915,000	933,300
Ecolab, Inc. 3.00%, due 12/8/16	853,000	889,961
LyondellBasell Industries N.V. 5.00%, due 4/15/19	2,184,000	2,376,402
Sherwin-Williams Co. (The) 3.125%, due 12/15/14	928,000	959,284

		6,430,107

Commercial Services 0.9%
ADT Corp. (The) 4.125%, due 6/15/23	2,646,000	2,492,297
Verisk Analytics, Inc. 4.125%, due 9/12/22	1,171,000	1,163,575
4.875%, due 1/15/19	696,000	745,829
5.80%, due 5/1/21	3,354,000	3,701,994

		8,103,695

Diversified Financial Services 0.4%
Carlyle Holdings Finance LLC 3.875%, due 2/1/23 (a)	688,000	665,839
General Electric Capital Corp. 6.25%, due 12/15/49 (b)	900,000	956,250
6.375%, due 11/15/67 (b)	108,000	112,320
7.125%, due 12/15/49 (b)	2,000,000	2,260,000

		3,994,409

Electric 0.5%
AES Corp. (The) 7.75%, due 10/15/15	129,000	142,222
CMS Energy Corp. 4.25%, due 9/30/15	1,076,000	1,141,160
5.05%, due 2/15/18	808,000	897,564
Great Plains Energy, Inc. 4.85%, due 6/1/21	579,000	614,971
PPL Energy Supply LLC 4.60%, due 12/15/21	957,000	973,866
PPL WEM Holdings PLC 3.90%, due 5/1/16 (a)	735,000	768,146
5.375%, due 5/1/21 (a)	436,000	478,129

		5,016,058

Electronics 0.4%
Amphenol Corp. 4.00%, due 2/1/22	583,000	581,801
4.75%, due 11/15/14	1,672,000	1,752,146
FLIR Systems, Inc. 3.75%, due 9/1/16	1,109,000	1,146,264

		3,480,211

	Principal Amount	Value

Engineering & Construction 0.2%
URS Corp. 4.35%, due 4/1/17 (a)	$861,000	$877,133
5.50%, due 4/1/22 (a)	822,000	848,217

		1,725,350

Finance—Auto Loans 0.9%
Ford Motor Credit Co. LLC 3.00%, due 6/12/17	594,000	595,252
3.875%, due 1/15/15	2,650,000	2,731,472
4.25%, due 2/3/17	350,000	365,689
5.00%, due 5/15/18	1,000,000	1,066,424
5.875%, due 8/2/21	1,598,000	1,742,219
6.625%, due 8/15/17	800,000	905,434
General Motors Financial Co., Inc. 3.25%, due 5/15/18 (a)	493,000	479,443
4.25%, due 5/15/23 (a)	690,000	642,563

		8,528,496

Finance—Credit Card 0.1%
American Express Co. 6.80%, due 9/1/66 (b)	1,192,000	1,272,460

Finance—Investment Banker/Broker 0.9%
Charles Schwab Corp. (The) 7.00%, due 2/28/49 (b)	988,000	1,101,620
Lazard Group LLC 6.85%, due 6/15/17	292,000	326,615
7.125%, due 5/15/15	805,000	874,117
Raymond James Financial, Inc. 4.25%, due 4/15/16	1,440,000	1,521,837
5.625%, due 4/1/24	2,911,000	3,065,964
TD Ameritrade Holding Corp. 4.15%, due 12/1/14	900,000	942,319
5.60%, due 12/1/19	512,000	595,172

		8,427,644

Finance—Leasing Companies 0.3%
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (a)	2,385,000	2,298,451

Finance—Mortgage Loan/Banker 0.1%
Northern Rock Asset Management PLC 5.625%, due 6/22/17 (a)	1,200,000	1,358,784

Finance—Other Services 0.1%
CNH Capital LLC 3.625%, due 4/15/18 (a)	682,000	649,605

Food 1.1%
Hawk Acquisition Sub, Inc. 4.25%, due 10/15/20 (a)	335,000	320,344
Kraft Foods Group, Inc. 2.25%, due 6/5/17	3,313,000	3,336,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-279

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Food (continued)
Safeway, Inc. 3.95%, due 8/15/20	$275,000	$269,667
4.75%, due 12/1/21	1,277,000	1,301,052

Tyson Foods, Inc. 4.50%, due 6/15/22	1,057,000	1,080,068
6.60%, due 4/1/16	3,530,000	3,987,262

		10,294,641

Health Care—Services 0.1%
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (a)	525,000	552,563

Home Builders 0.2%
DR Horton, Inc. 4.375%, due 9/15/22	119,000	113,050
4.75%, due 5/15/17	449,000	463,593
MDC Holdings, Inc. 5.375%, due 12/15/14	559,000	585,117
Toll Brothers Finance Corp. 4.375%, due 4/15/23	188,000	174,840
5.875%, due 2/15/22	306,000	319,770

		1,656,370

Insurance 1.0%
American International Group, Inc. 4.25%, due 9/15/14	1,360,000	1,410,379
5.45%, due 5/18/17	742,000	817,933
5.60%, due 10/18/16	345,000	384,431
6.25%, due 3/15/87	545,000	556,581
8.175%, due 5/15/68 (b)	1,618,000	1,973,960
ING U.S., Inc. 2.90%, due 2/15/18 (a)	607,000	610,054
5.65%, due 5/15/53 (a)(b)	714,000	671,160
Loews Corp. 2.625%, due 5/15/23	136,000	123,704
Primerica, Inc. 4.75%, due 7/15/22	2,018,000	2,135,187

		8,683,389

Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc. 7.518%, due 6/1/66 (b)	1,538,000	1,680,265
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.625%, due 3/15/20 (a)	1,397,000	1,445,895
5.875%, due 3/15/22 (a)	798,000	813,960

		3,940,120

Iron & Steel 0.2%
ArcelorMittal 5.00%, due 2/25/17	603,000	610,537
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	451,000	427,718

	Principal Amount	Value

Iron & Steel (continued)
Steel Dynamics, Inc. 5.25%, due 4/15/23 (a)	$433,000	$424,340

		1,462,595

Lodging 0.3%
MGM Resorts International 6.625%, due 7/15/15	815,000	868,994
7.50%, due 6/1/16	800,000	872,000
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	190,000	224,649
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, due 5/30/23 (a)	588,000	543,900

		2,509,543

Media 0.1%
Gannett Co., Inc. 6.375%, due 9/1/15	116,000	125,280
UBM PLC 5.75%, due 11/3/20 (a)	1,157,000	1,172,894

		1,298,174

Metal Fabricate & Hardware 0.2%
Precision Castparts Corp. 1.25%, due 1/15/18	1,424,000	1,384,420

Mining 0.1%
FMG Resources (August 2006 Pty), Ltd. 7.00%, due 11/1/15 (a)	838,000	846,380

Miscellaneous— Manufacturing 0.2%
GE Capital Trust I 6.375%, due 11/15/67 (b)	478,000	495,327
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, due 6/15/23 (a)	1,576,000	1,566,103

		2,061,430

Oil & Gas 1.5%
Chesapeake Energy Corp. 5.375%, due 6/15/21	3,206,000	3,189,970
Cimarex Energy Co. 5.875%, due 5/1/22	803,000	831,105
Continental Resources, Inc. 5.00%, due 9/15/22	2,137,000	2,174,397
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	804,000	917,476
Nabors Industries, Inc. 5.00%, due 9/15/20	1,990,000	2,028,624
PetroHawk Energy Corp. 6.25%, due 6/1/19	846,000	928,485
7.25%, due 8/15/18	152,000	165,832
10.50%, due 8/1/14	760,000	798,760

M-280	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Phillips 66 2.95%, due 5/1/17	$800,000	$824,494
Plains Exploration & Production Co. 6.875%, due 2/15/23	1,033,000	1,105,209

Rowan Cos., Inc. 5.00%, due 9/1/17	554,000	598,762

		13,563,114

Pharmaceuticals 1.1%
AbbVie, Inc. 1.75%, due 11/6/17 (a)	1,532,000	1,500,926
2.00%, due 11/6/18 (a)	255,000	247,255
Actavis, Inc. 1.875%, due 10/1/17	1,551,000	1,512,008
♦Express Scripts Holding Co. 2.10%, due 2/12/15	970,000	986,475
2.65%, due 2/15/17	3,360,000	3,421,330
3.125%, due 5/15/16	766,000	796,530
VPII Escrow Corp. 6.75%, due 8/15/18 (a)	1,155,000	1,183,875

		9,648,399

Pipelines 1.0%
DCP Midstream Operating, L.P. 3.25%, due 10/1/15	724,000	750,349
4.95%, due 4/1/22	1,642,000	1,683,089
El Paso Pipeline Partners Operating Co. LLC 5.00%, due 10/1/21	566,000	607,266
6.50%, due 4/1/20	196,000	226,854
Kinder Morgan Finance Co. ULC 5.70%, due 1/5/16	1,591,000	1,704,114
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.95%, due 9/15/15	1,200,000	1,272,712
Western Gas Partners, L.P. 5.375%, due 6/1/21	2,151,000	2,308,154
Williams Cos., Inc. (The) 3.70%, due 1/15/23	790,000	733,976

		9,286,514

Real Estate 0.3%
CBRE Services, Inc. 6.625%, due 10/15/20	388,000	409,340
Jones Lang Lasalle, Inc. 4.40%, due 11/15/22	1,346,000	1,320,793
Post Apartment Homes, L.P. 4.75%, due 10/15/17	704,000	758,649

		2,488,782

Real Estate Investment Trusts 0.8%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	1,640,000	1,671,370

	Principal Amount	Value

Real Estate Investment Trusts (continued)
Goodman Funding Pty, Ltd. 6.375%, due 11/12/20 (a)	$750,000	$835,808

Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	225,000	206,358
Series Q 6.75%, due 6/1/16	547,000	555,096
Reckson Operating Partnership, L.P. 6.00%, due 3/31/16	395,000	430,413
Senior Housing Properties Trust 6.75%, due 4/15/20	346,000	380,653
6.75%, due 12/15/21	381,000	420,914
SL Green Realty Corp.
5.00%, due 8/15/18	840,000	894,352
7.75%, due 3/15/20	1,622,000	1,910,682

		7,305,646

Retail 0.4%
Brinker International, Inc. 3.875%, due 5/15/23	1,844,000	1,729,320
Macy’s Retail Holdings, Inc. 5.75%, due 7/15/14	1,343,000	1,407,612
5.90%, due 12/1/16	555,000	630,455

		3,767,387

Semiconductors 0.8%
National Semiconductor Corp. 6.60%, due 6/15/17	1,084,000	1,273,698
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (a)	2,987,000	2,958,627
TSMC Global, Ltd. 1.625%, due 4/3/18 (a)	3,165,000	3,042,663

		7,274,988

Software 0.3%
Autodesk, Inc.
1.95%, due 12/15/17	900,000	878,058
3.60%, due 12/15/22	739,000	705,350
Fiserv, Inc. 3.125%, due 10/1/15	716,000	746,876
3.125%, due 6/15/16	426,000	444,214

		2,774,498

Telecommunications 0.3%
SBA Tower Trust 2.933%, due 12/15/42 (a)	647,000	652,930
Softbank Corp. 4.50%, due 4/15/20 (a)	400,000	385,500
Sprint Capital Corp. 6.90%, due 5/1/19	445,000	462,800
Sprint Nextel Corp. 7.00%, due 8/15/20	1,035,000	1,086,750

		2,587,980

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-281

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Textiles 0.1%
Cintas Corp. No 2 2.85%, due 6/1/16	$497,000	$518,871

4.30%, due 6/1/21	520,000	544,551

		1,063,422

Transportation 0.2%
Asciano Finance, Ltd. 3.125%, due 9/23/15 (a)	196,000	200,284
CSX Transportation, Inc. 8.375%, due 10/15/14	476,692	519,470
JB Hunt Transport Services, Inc. 3.375%, due 9/15/15	1,090,000	1,136,411

		1,856,165

Trucking & Leasing 0.2%
Penske Truck Leasing Co., L.P./PTL Finance Corp. 2.50%, due 3/15/16 (a)	150,000	152,577
3.375%, due 3/15/18 (a)	1,251,000	1,286,184
4.25%, due 1/17/23 (a)	442,000	436,933

		1,875,694

Total Corporate Bonds (Cost $182,566,261)		183,332,277

Loan Assignments & Participations 0.2% (c)
Healthcare, Education & Childcare 0.1%
Quintiles Transnational Corp. New Term Loan B 4.50%, due 6/8/18	628,316	628,316

Hotels, Motels, Inns & Gaming 0.1%
MGM Resorts International Term Loan B 3.50%, due 12/20/19	1,273,600	1,260,864

Total Loan Assignments & Participations (Cost $1,895,980)		1,889,180

Mortgage-Backed Securities 0.9%
Agency Collateral (Collateralized Mortgage Obligations) 0.2%
FREMF Mortgage Trust Series 2010-KSCT, Class B 2.00%, due 1/25/20 (a)	1,193,710	985,181
Series 2012-KF01, Class B 2.793%, due 10/25/44 (a)(d)	458,000	460,423

		1,445,604

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
Commercial Mortgage Pass Through Certificates Series 2013-WWP, Class A2 3.424%, due 3/10/31 (a)	602,000	577,858

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Corp. II Series 2012-ALOH, Class A 3.551%, due 4/10/34 (a)	$764,000	$752,237
GS Mortgage Securities Trust Series 2013-KYO, Class D 2.793%, due 11/8/29 (a)(b)	726,000	724,532
Series 2012-BWTR, Class A 2.954%, due 11/5/34 (a)	235,000	218,613
Series 2013-NYC5 E 3.771%, due 1/10/30 (a)	383,000	376,438
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, due 12/15/43	997,000	1,051,021

		3,700,699

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.3%
American Tower Trust I Series-2013, Class 1A 1.551%, due 3/15/43 (a)	1,149,000	1,129,096
Series-2013, Class 2A 3.07%, due 3/15/48 (a)	2,035,000	1,943,700

		3,072,796

Total Mortgage-Backed Securities (Cost $8,493,094)		8,219,099

U.S. Government & Federal Agencies 21.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.3%
4.50%, due 1/1/41	648,401	695,527
5.00%, due 1/1/19	313,623	331,485
5.00%, due 2/1/19	204,058	215,680
5.00%, due 6/1/20	368,063	394,295
5.00%, due 1/1/36	1,150,371	1,272,917
5.00%, due 11/1/36	342,303	366,051
5.00%, due 5/1/39	995,660	1,086,554
5.00%, due 5/1/41	1,435,451	1,576,208
5.00%, due 9/1/41	421,707	455,986
5.50%, due 8/1/19	271,528	290,059
5.50%, due 12/1/28	871,438	953,262
5.50%, due 10/1/36	614,752	679,467
5.50%, due 5/1/38	194,039	211,513
5.50%, due 10/1/39	614,936	672,530
6.00%, due 4/1/40	2,598,389	2,909,625

		12,111,159

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.4%
4.50%, due 10/1/40	295,527	318,421
4.50%, due 4/1/41	323,801	349,587
4.50%, due 5/1/41	614,327	665,644
4.50%, due 11/1/42	1,267,998	1,373,066
4.50%, due 2/1/43	4,063,935	4,430,007

M-282	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 9/1/29	$767,963	$831,579
5.00%, due 1/1/30	320,015	346,877

5.00%, due 9/1/33	493,817	551,397
5.00%, due 11/1/33	151,195	163,576
5.00%, due 12/1/33	289,657	313,356
5.00%, due 2/1/34	151,462	163,854
5.00%, due 10/1/35	380,416	409,996
5.00%, due 2/1/40	699,080	765,534
5.00%, due 6/1/40	1,959,933	2,152,060
5.00%, due 2/1/41	2,120,077	2,320,486
5.00%, due 3/1/41	287,848	317,674
5.00%, due 4/1/41	1,271,910	1,399,210
5.00%, due 5/1/41	1,525,075	1,688,387
5.00%, due 6/1/41	674,368	737,381
5.00%, due 7/1/41	1,273,165	1,394,493
5.00%, due 9/1/41	17,622	19,253
5.00%, due 2/1/42	3,368,198	3,752,179
5.50%, due 1/1/25	310,090	334,714
5.50%, due 7/1/25	611,293	658,969
5.50%, due 1/1/33	192,766	212,591
5.50%, due 7/1/35	2,074,164	2,274,126
5.50%, due 1/1/36	403,356	439,910
5.50%, due 5/1/37	1,512,736	1,665,711
5.50%, due 7/1/37	213,250	231,282
5.50%, due 3/1/38	284,687	313,864
6.00%, due 10/1/35	1,000,076	1,095,130
6.00%, due 12/1/35	1,010,581	1,128,412
6.00%, due 2/1/37	158,725	178,258
6.00%, due 3/1/37	231,778	251,614
6.00%, due 5/1/37	241,260	262,538
6.00%, due 9/1/37	1,074,227	1,175,068
6.00%, due 10/1/38	790,621	888,633
6.00%, due 11/1/38	844,743	920,621
6.00%, due 10/1/39	1,128,050	1,249,100
6.00%, due 4/1/40	437,725	476,329
6.00%, due 7/1/40	1,610,618	1,796,464
7.00%, due 2/1/39	398,608	463,593

		40,480,944

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 3.4%
3.50%, due 5/20/42	324,872	335,625
4.50%, due 7/15/41	187,308	200,938
4.50%, due 8/15/41	1,599,436	1,745,000
4.50%, due 10/20/41	1,036,184	1,107,733
5.00%, due 4/15/39	324,315	351,502
5.00%, due 10/15/39	450,554	493,547
5.00%, due 11/15/39	739,790	818,819
5.00%, due 1/15/40	243,088	269,059
5.00%, due 4/15/40	466,762	520,846
5.00%, due 5/15/40	321,211	353,214

	Principal Amount	Value

♦Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 5/20/40	$372,467	$410,332
5.00%, due 7/15/40	1,059,015	1,172,153
5.00%, due 2/15/41	765,552	840,280
5.00%, due 5/15/41	325,720	359,548
5.00%, due 9/15/41	198,893	216,988
5.00%, due 10/15/41	1,392,444	1,510,369
5.00%, due 10/20/41	546,165	594,446
5.10%, due 1/15/32	750,024	810,700
5.50%, due 9/15/35	115,060	129,082
5.50%, due 3/15/36	543,812	598,344
5.50%, due 5/20/36	449,859	495,335
5.50%, due 8/15/39	2,777,478	3,155,638
5.50%, due 10/15/39	752,011	857,649
5.50%, due 4/20/41	619,464	680,418
5.50%, due 9/20/41	112,117	122,802
5.50%, due 1/20/42	695,084	760,679
5.50%, due 7/20/42	1,430,629	1,568,889
6.00%, due 11/20/34	450,586	502,363
6.00%, due 1/20/39	295,077	331,714
6.00%, due 10/20/41	130,807	146,760
6.00%, due 12/20/41	1,460,404	1,639,081
6.00%, due 1/20/42	1,457,476	1,635,199
6.00%, due 2/20/42	1,405,137	1,576,447
6.00%, due 3/20/42	234,981	263,518
6.00%, due 4/20/42	1,171,730	1,314,042
6.00%, due 5/20/42	505,205	566,928
6.00%, due 7/20/42	321,593	360,903
6.00%, due 8/20/42	343,087	384,999
6.00%, due 9/20/42	768,885	862,261
6.00%, due 11/20/42	319,154	358,198
6.00%, due 2/20/43	369,730	414,632

		30,836,980

United States Treasury Bond 0.3%
2.875%, due 5/15/43	3,130,000	2,770,050

♦United States Treasury Notes 11.9%
0.125%, due 12/31/14	525,000	524,057
0.125%, due 4/30/15	28,063,000	27,956,669
0.25%, due 8/31/14	4,731,000	4,733,034
0.25%, due 9/30/14	3,779,000	3,780,330
0.25%, due 10/31/14	550,000	550,215
0.25%, due 11/30/14	725,000	725,170
0.25%, due 1/15/15	2,252,000	2,251,561
0.25%, due 2/28/15	12,866,000	12,856,453
0.25%, due 5/31/15	12,969,000	12,946,200
0.25%, due 7/15/15	4,078,000	4,066,851
0.375%, due 3/15/15	14,867,000	14,884,424
0.375%, due 6/15/15	380,000	380,119
0.375%, due 2/15/16	770,000	766,571
0.75%, due 6/30/17	6,067,000	5,991,162

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-283

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦United States Treasury Notes (continued)

0.75%, due 10/31/17	$570,000	$559,268
0.75%, due 12/31/17	670,000	655,501
0.75%, due 3/31/18	1,250,000	1,216,699
0.875%, due 1/31/17	2,824,000	2,819,589
0.875%, due 2/28/17	232,000	231,420
0.875%, due 1/31/18	330,000	324,122
1.00%, due 9/30/19	1,200,000	1,147,500
1.75%, due 5/15/23	9,743,000	9,124,924

		108,491,839

Total U.S. Government & Federal Agencies (Cost $196,248,167)		194,690,972

Yankee Bond 0.1% (e)
Banks 0.1%
Royal Bank of Scotland Group PLC 6.10%, due 6/10/23	753,000	714,381

Total Yankee Bond (Cost $751,943)		714,381

Total Long-Term Bonds (Cost $393,122,362)		392,009,115

	Shares
Common Stocks 56.1%
Aerospace & Defense 2.0%
♦Boeing Co. (The)	181,568	18,599,826

Agriculture 2.6%
Altria Group, Inc.	197,795	6,920,847
♦Philip Morris International, Inc.	193,865	16,792,586

		23,713,433

Apparel 1.3%
NIKE, Inc. Class B	189,601	12,073,792

Banks 4.3%
CIT Group, Inc. (f)	229,823	10,716,647
JPMorgan Chase & Co.	150,804	7,960,943
Standard Chartered PLC	251,677	5,462,385
♦U.S. Bancorp	426,007	15,400,153

		39,540,128

Beverages 0.5%
Diageo PLC	155,268	4,439,710

Chemicals 4.0%
♦E.I. du Pont de Nemours & Co.	317,207	16,653,367
LyondellBasell Industries, N.V. Class A	230,838	15,295,326
Syngenta A.G., ADR	58,923	4,587,745

		36,536,438

	Shares	Value

Commercial Services 1.5%
Automatic Data Processing, Inc.	37,712	$2,596,848
MasterCard, Inc. Class A	19,866	11,413,017

		14,009,865

Computers 1.6%
Apple, Inc.	36,856	14,597,925

Diversified Financial Services 1.4%
Blackstone Group L.P. (The)	590,918	12,444,733

Electronics 2.8%
Amphenol Corp. Class A	51,913	4,046,099
Honeywell International, Inc.	98,409	7,807,770
TE Connectivity, Ltd.	294,439	13,408,752

		25,262,621

Entertainment 0.3%
Six Flags Entertainment Corp.	75,688	2,661,190

Finance—Credit Card 0.4%
American Express Co.	45,253	3,383,114

Finance—Investment Banker/Broker 0.2%
Greenhill & Co., Inc.	30,709	1,404,630

Food 1.5%
Hershey Co. (The)	93,392	8,338,038
Unilever PLC	129,013	5,223,437

		13,561,475

Health Care—Services 1.6%
Aetna, Inc.	224,343	14,254,754

Insurance 0.6%
Prudential PLC	326,994	5,346,420

Internet 0.4%
Priceline.com, Inc. (f)	4,821	3,987,594

Lodging 1.0%
Las Vegas Sands Corp.	179,885	9,521,313

Media 4.2%
♦CBS Corp. Class B	406,738	19,877,286
Time Warner Cable, Inc.	110,083	12,382,136
Viacom, Inc. Class B	91,483	6,225,418

		38,484,840

Metal Fabricate & Hardware 0.5%
Precision Castparts Corp.	20,415	4,613,994

Mining 0.3%
Rio Tinto PLC, Sponsored ADR	56,464	2,319,541

M-284	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)

Miscellaneous—Manufacturing 0.3%
Dover Corp.	40,002	$3,106,555

Oil & Gas 2.2%
♦Chevron Corp.	130,763	15,474,493
Noble Corp.	56,591	2,126,690
Valero Energy Corp.	57,905	2,013,357

		19,614,540

Oil & Gas Services 0.5%
National Oilwell Varco, Inc.	71,123	4,900,375

Pharmaceuticals 8.7%
Abbott Laboratories	149,904	5,228,651
AbbVie, Inc.	270,289	11,173,747
Allergan, Inc.	80,399	6,772,812
AmerisourceBergen Corp.	116,669	6,513,630
Bristol-Myers Squibb Co.	114,088	5,098,593
♦Express Scripts Holding Co. (f)	219,713	13,554,095
Johnson & Johnson	87,894	7,546,579
Mylan, Inc. (f)	227,174	7,049,209
Shire PLC, Sponsored ADR	73,078	6,950,449
Valeant Pharmaceuticals International, Inc. (f)	74,307	6,396,346
Zoetis, Inc.	113,222	3,497,428

		79,781,539

Pipelines 1.5%
Enterprise Products Partners, L.P.	220,894	13,728,562

Real Estate Investment Trusts 0.7%
Ventas, Inc.	94,596	6,570,638

Retail 1.7%
AutoZone, Inc. (f)	9,742	4,127,588
Home Depot, Inc. (The)	59,953	4,644,559
Nordstrom, Inc.	112,027	6,714,898

		15,487,045

Software 2.3%
CA, Inc.	154,417	4,420,959
Intuit, Inc.	64,194	3,917,760
Microsoft Corp.	284,173	9,812,493
VMware, Inc. Class A (f)	37,700	2,525,523

		20,676,735

Telecommunications 1.7%
CenturyLink, Inc.	183,406	6,483,402
Motorola Solutions, Inc.	127,443	7,357,285
Verizon Communications, Inc.	39,997	2,013,449

		15,854,136

	Shares	Value

Toys, Games & Hobbies 1.6%
Mattel, Inc.	312,159	$ 14,143,924

Transportation 1.9%
Canadian Pacific Railway, Ltd.	41,607	5,050,258
Union Pacific Corp.	79,892	12,325,738

		17,375,996

Total Common Stocks (Cost $430,903,127)		511,997,381

Preferred Stocks 0.3%
Diversified Financial Services 0.1%
Citigroup Capital XIII 7.875% (b)	18,000	501,300

Finance—Credit Card 0.2%
Discover Financial Services 6.50%	57,275	1,437,603

Food 0.0%‡
HJ Heinz Finance Co. 8.00% (a)	4	406,125

Total Preferred Stocks (Cost $2,355,841)		2,345,028

	Principal Amount

Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $10,627,963 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $11,420,000 and a Market Value of $10,841,189)	$10,627,954	10,627,954

Total Short-Term Investment (Cost $10,627,954)		10,627,954

Total Investments (Cost $837,009,284) (g)	100.5%	916,979,478
Other Assets, Less Liabilities	(0.5)	(4,741,915)
Net Assets	100.0%	$912,237,563

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of June 30, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-285

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2013.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2013.
(e)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(f)	Non-income producing security.

(g)	As of June 30, 2013, cost is $836,471,791 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$93,136,680
Gross unrealized depreciation	(12,628,993)

Net unrealized appreciation	$80,507,687

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,163,206	$—	$3,163,206
Corporate Bonds	—	183,332,277	—	183,332,277
Loan Assignments & Participations	—	1,889,180	—	1,889,180
Mortgage-Backed Securities	—	8,219,099	—	8,219,099
U.S. Government & Federal Agencies	—	194,690,972	—	194,690,972
Yankee Bond	—	714,381	—	714,381

Total Long-Term Bonds	—	392,009,115	—	392,009,115

Common Stocks	511,997,381	—	—	511,997,381
Preferred Stocks	2,345,028	—	—	2,345,028
Short-Term Investment
Repurchase Agreement	—	10,627,954	—	10,627,954

Total Investments in Securities	$514,342,409	$402,637,069	$—	$916,979,478

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2013, foreign securities with a total value of $14,121,260 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of June 30, 2013, for these securities are based on quoted prices in active markets for identical investments.

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-286	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $837,009,284)	$916,979,478
Cash	25,592
Receivables:
Dividends and interest	3,097,128
Investment securities sold	1,961,384
Fund shares sold	486,498
Other assets	4,639

Total assets	922,554,719

Liabilities
Payables:
Investment securities purchased	9,377,215
Manager (See Note 3)	411,948
Fund shares redeemed	331,553
NYLIFE Distributors (See Note 3)	90,680
Shareholder communication	66,032
Professional fees	32,040
Custodian	2,616
Trustees	1,674
Accrued expenses	3,398

Total liabilities	10,317,156

Net assets	$912,237,563

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$80,188
Additional paid-in capital	801,892,760

801,972,948
Undistributed net investment income	20,159,733
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,134,866
Net unrealized appreciation (depreciation) on investments	79,970,194
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(178)

Net assets	$912,237,563

Initial Class
Net assets applicable to outstanding shares	$469,520,641

Shares of beneficial interest outstanding	41,203,666

Net asset value per share outstanding	$11.40

Service Class
Net assets applicable to outstanding shares	$442,716,922

Shares of beneficial interest outstanding	38,983,855

Net asset value per share outstanding	$11.36

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-287

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,995,165
Interest	4,549,774

Total income	10,544,939

Expenses
Manager (See Note 3)	2,438,085
Distribution and service—Service Class (See Note 3)	520,081
Shareholder communication	63,997
Professional fees	47,277
Custodian	20,366
Trustees	9,712
Miscellaneous	16,303

Total expenses before waiver/reimbursement	3,115,821
Expense waiver/reimbursement from Manager (See Note 3)	(24,758)

Net expenses	3,091,063

Net investment income (loss)	7,453,876

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	8,141,178
Foreign currency transactions	(7,739)

Net realized gain (loss) on investments and foreign currency transactions	8,133,439

Net change in unrealized appreciation (depreciation) on:
Investments	51,395,809
Translation of other assets and liabilities in foreign currencies	(173)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	51,395,636

Net realized and unrealized gain (loss) on investments and foreign currency transactions	59,529,075

Net increase (decrease) in net assets resulting from operations	$66,982,951

(a)	Dividends recorded net of foreign withholding taxes in the amount of $72,134.

M-288	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,453,876	$13,652,240
Net realized gain (loss) on investments and foreign currency transactions	8,133,439	1,055,044
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	51,395,636	28,574,380

Net increase (decrease) in net assets resulting from operations	66,982,951	43,281,664

Capital share transactions:
Net proceeds from sale of shares	51,484,175	896,526,344
Cost of shares redeemed	(46,310,105)	(99,727,466)

Increase (decrease) in net assets derived from capital share transactions	5,174,070	796,798,878

Net increase (decrease) in net assets	72,157,021	840,080,542

Net Assets
Beginning of period	840,080,542	—

End of period	$912,237,563	$840,080,542

Undistributed net investment income at end of period	$20,159,733	$12,705,857

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-289

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.55		$10.00

Net investment income (loss) (a)	0.10		0.18
Net realized and unrealized gain (loss) on investments	0.75		0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡

Total from investment operations	0.85		0.55

Net asset value at end of period	$11.40		$10.55

Total investment return (b)	8.06	%(c)	5.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80	%††	2.01	%††
Net expenses	0.58	%††	0.58	%††
Expenses (before waiver/reimbursement)	0.59	%††	0.59	%††
Portfolio turnover rate	40%		63%
Net assets at end of period (in 000’s)	$469,521		$461,363

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.53		$10.00

Net investment income (loss) (a)	0.09		0.16
Net realized and unrealized gain (loss) on investments	0.74		0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡

Total from investment operations	0.83		0.53

Net asset value at end of period	$11.36		$10.53

Total investment return (b)	7.88%		5.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%††	1.77	%††
Net expenses	0.83	%††	0.83	%††
Expenses (before waiver/reimbursement)	0.84	%††	0.84	%††
Portfolio turnover rate	40%		63%
Net assets at end of period (in 000’s)	$442,717		$378,717

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-290	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	10.96%	15.94%	5.75%	6.47%	0.78%
Service Class Shares	10.82	15.65	5.49	6.21	1.03

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	11.80%	17.07%	7.47%	7.40%
S&P 500® Index[4]	13.82	20.60	7.01	7.30
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	10.54	16.30	5.69	6.98

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.46% for Initial Class shares and 6.20% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-291

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,109.60	$4.03	$1,021.00	$3.86

Service Class Shares	$1,000.00	$1,108.20	$5.33	$1,019.70	$5.11

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-292	MainStay VP Large Cap Growth Portfolio

Industry Composition as of June 30, 2013 (Unaudited)

Biotechnology	8.7%
IT Services	6.8
Internet Software & Services	6.7
Internet & Catalog Retail	6.2
Media	4.9
Specialty Retail	4.9
Road & Rail	4.3
Chemicals	4.2
Capital Markets	4.0
Food & Staples Retailing	3.6
Aerospace & Defense	3.5
Computers & Peripherals	3.5
Oil, Gas & Consumable Fuels	3.3
Industrial Conglomerates	3.1
Pharmaceuticals	2.9
Health Care Providers & Services	2.7
Health Care Equipment & Supplies	2.5
Hotels, Restaurants & Leisure	2.3
Software	2.2

Textiles, Apparel & Luxury Goods	2.0%
Communications Equipment	1.8
Multiline Retail	1.5
Auto Components	1.3
Real Estate Investment Trusts	1.3
Wireless Telecommunication Services	1.3
Semiconductors & Semiconductor Equipment	1.2
Commercial Banks	1.1
Trading Companies & Distributors	1.1
Airlines	1.0
Consumer Finance	1.0
Diversified Financial Services	1.0
Energy Equipment & Services	1.0
Health Care Technology	1.0
Personal Products	0.9
Short-Term Investment	1.2
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-296 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Union Pacific Corp.

2.	Google, Inc. Class A

3.	Visa, Inc. Class A

4.	Apple, Inc.

5.	Priceline.com, Inc.
6.	Monsanto Co.

7.	Danaher Corp.

8.	Amazon.com, Inc.

9.	Salesforce.com, Inc.

10.	Biogen Idec, Inc.

mainstayinvestments.com	M-293

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Large Cap Growth Portfolio returned 10.96% for Initial Class shares and 10.82% for Service Class shares. Over the same period, both share classes underperformed the 11.80% return of the Russell 1000® Growth Index1 and the 13.82% return of the S&P 500® Index.1 The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index. The S&P 500® Index is the Portfolio’s secondary benchmark. Both share classes outperformed the 10.54% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective March 31, 2013, Patrick M. Burton became a portfolio manager of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Price/earnings ratio expansion rather than earnings growth drove market returns during the reporting period. This was led by mega-cap, defensive slower-growth companies. Although these companies were heavily weighted in the Russell 1000® Growth Index, they did not fit the profile of our preferred investments. This headwind was largely responsible for the Portfolio’s underperformance of its benchmark.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contribution relative to the Russell 1000® Growth Index came from health care. (Contributions take weightings and total returns into account.) An overweight position in the sector contributed modestly, but stock selection was the primary driver of the Portfolio’s outperformance in health care. On a relative basis, other strong positive sector contributors included energy and industrials, primarily as a result of stock selection.

The information technology sector made the weakest contribution to the Portfolio’s performance relative to the Russell 1000® Growth Index. An underweight position in the sector, which was the weakest performer in the Index, contributed slightly; but stock selection in the sector underperformed. An underweight position in consumer staples was the second-weakest relative contributor. The Portfolio’s telecommunication services holdings also underperformed.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest positive contributor to absolute performance was transportation company Union Pacific, the Portfolio’s largest overweight position relative to the Russell 1000® Growth Index and a long-time strong performer. Biotechnology company Biogen Idec was the second-highest contributor. The company provided strong earnings and a positive outlook. Biopharmaceutical company Celgene was also a positive contributor on the basis of strong launch results for two new drugs, which helped the company’s revenues.

Computers & peripherals company Apple had negative returns during the reporting period as analysts’ expectations for the company fell. The stock was the Portfolio’s weakest absolute contributor, but the Portfolio’s underweight position relative to the Russell 1000® Growth Index helped on a relative basis. Chinese-language Internet search firm Baidu was the next-weakest contributor. The cost of new business development led to reduced earnings, and we sold the Portfolio’s position in the stock. Software provider VMware experienced a slower-than-expected rebound in demand, and we sold the Portfolio’s position during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio established a position in biopharmaceutical company Alexion Pharmaceuticals, as the orphan drug developer appeared to be poised to extend growth with new drug development. We purchased a position in energy company Noble Energy on our belief that new oil discoveries are underappreciated by the consensus forecast.

We sold the Portfolio’s position in home builder Lennar because we anticipated that rising interest rates would slow momentum for home builders. Shipping services company FedEx was sold when we saw slower-than-anticipated international priority volumes.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-294	MainStay VP Large Cap Growth Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its position in the health care sector, which remains the Portfolio’s largest overweight position relative to the Russell 1000® Growth Index. The Portfolio’s position in the financials sector also increased and is also overweight relative to the Index.

The Portfolio significantly decreased its weight in the information technology sector during the reporting period, remaining underweight relative to the Russell 1000® Growth Index. The Portfolio’s allocation to the materials sector was slightly reduced during the reporting period.
How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio’s most significantly overweight positions relative to the Russell 1000® Growth Index were in the consumer discretionary and health care sectors. As of the same date, the most significantly underweight sector positions were in consumer staples (which has remained underweight for some time) and in information technology (which became more significantly underweight during the reporting period).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-295

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 98.8%†
Aerospace & Defense 3.5%
Precision Castparts Corp.	52,900	$11,955,929
United Technologies Corp.	115,000	10,688,100

		22,644,029

Airlines 1.0%
Delta Air Lines, Inc. (a)	332,600	6,222,946

Auto Components 1.3%
BorgWarner, Inc. (a)	96,700	8,330,705

Biotechnology 8.7%
Alexion Pharmaceuticals, Inc. (a)	86,400	7,969,536
Amgen, Inc.	96,900	9,560,154
♦Biogen Idec, Inc. (a)	64,600	13,901,920
Celgene Corp. (a)	118,400	13,842,144
Gilead Sciences, Inc. (a)	206,700	10,585,107

		55,858,861

Capital Markets 4.0%
BlackRock, Inc.	35,335	9,075,795
Franklin Resources, Inc.	53,200	7,236,264
Morgan Stanley	383,000	9,356,690

		25,668,749

Chemicals 4.2%
Ecolab, Inc.	79,800	6,798,162
♦Monsanto Co.	201,889	19,946,633

		26,744,795

Commercial Banks 1.1%
Wells Fargo & Co.	165,900	6,846,693

Communications Equipment 1.8%
QUALCOMM, Inc.	183,000	11,177,640

Computers & Peripherals 3.5%
♦Apple, Inc.	56,135	22,233,951

Consumer Finance 1.0%
American Express Co.	88,100	6,586,356

Diversified Financial Services 1.0%
JPMorgan Chase & Co.	121,400	6,408,706

Energy Equipment & Services 1.0%
FMC Technologies, Inc. (a)	114,700	6,386,496

	Shares	Value
Food & Staples Retailing 3.6%
Costco Wholesale Corp.	57,800	$6,390,946
CVS Caremark Corp.	153,300	8,765,694
Walgreen Co.	91,400	4,039,880
Whole Foods Market, Inc.	71,000	3,655,080

		22,851,600

Health Care Equipment & Supplies 2.5%
Abbott Laboratories	215,500	7,516,640
Intuitive Surgical, Inc. (a)	16,280	8,247,122

		15,763,762

Health Care Providers & Services 2.7%
Express Scripts Holding Co. (a)	110,400	6,810,576
UnitedHealth Group, Inc.	162,700	10,653,596

		17,464,172

Health Care Technology 1.0%
Cerner Corp. (a)	67,800	6,514,902

Hotels, Restaurants & Leisure 2.3%
Starbucks Corp.	152,100	9,961,029
Yum! Brands, Inc.	66,400	4,604,176

		14,565,205

Industrial Conglomerates 3.1%
♦Danaher Corp.	308,000	19,496,400

Internet & Catalog Retail 6.2%
♦Amazon.com, Inc. (a)	69,100	19,188,379
♦Priceline.com, Inc. (a)	24,380	20,165,429

		39,353,808

Internet Software & Services 6.7%
eBay, Inc. (a)	212,800	11,006,016
Equinix, Inc. (a)	30,655	5,662,592
♦Google, Inc. Class A (a)	29,860	26,287,848

		42,956,456

IT Services 6.8%
Cognizant Technology Solutions Corp. Class A (a)	52,600	3,293,286
International Business Machines Corp.	32,000	6,115,520
MasterCard, Inc. Class A	16,650	9,565,425
♦Visa, Inc. Class A	134,700	24,616,425

		43,590,656

Media 4.9%
CBS Corp. Class B	164,100	8,019,567
News Corp. Class A	291,400	9,499,640
Sirius XM Radio, Inc.	2,009,600	6,732,160
Walt Disney Co. (The)	111,300	7,028,595

		31,279,962

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-296	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multiline Retail 1.5%
Dollar General Corp. (a)	186,200	$9,390,066

Oil, Gas & Consumable Fuels 3.3%
Cabot Oil & Gas Corp.	87,500	6,214,250
Noble Energy, Inc.	114,400	6,868,576
Pioneer Natural Resources Co.	25,500	3,691,125
Range Resources Corp.	59,600	4,608,272

		21,382,223

Personal Products 0.9%
Estee Lauder Cos., Inc. (The) Class A	90,900	5,978,493

Pharmaceuticals 2.9%
Sanofi, Sponsored ADR	193,500	9,967,185
Zoetis, Inc.	273,500	8,448,415

		18,415,600

Real Estate Investment Trusts 1.3%
American Tower Corp.	111,800	8,180,406

Road & Rail 4.3%
♦Union Pacific Corp.	176,700	27,261,276

Semiconductors & Semiconductor Equipment 1.2%
NXP Semiconductors N.V. (a)	240,400	7,447,592

Software 2.2%
♦Salesforce.com, Inc. (a)	375,300	14,328,954

Specialty Retail 4.9%
Best Buy Co., Inc.	250,500	6,846,165
Home Depot, Inc. (The)	125,800	9,745,726
Ross Stores, Inc.	105,500	6,837,455
Ulta Salon Cosmetics & Fragrance, Inc. (a)	80,400	8,052,864

		31,482,210

Textiles, Apparel & Luxury Goods 2.0%
Lululemon Athletica, Inc. (a)	65,800	4,311,216
Ralph Lauren Corp.	48,800	8,478,512

		12,789,728

Trading Companies & Distributors 1.1%
W.W. Grainger, Inc.	27,200	6,859,296

Wireless Telecommunication Services 1.3%
SBA Communications Corp. Class A (a)	113,500	8,412,620

Total Common Stocks (Cost $527,284,863)		630,875,314

	Principal Amount	Value
Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $7,342,708 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $7,890,000 and a Market Value of $7,490,103)	$7,342,702	$7,342,702

Total Short-Term Investment (Cost $7,342,702)		7,342,702

Total Investments (Cost $534,627,565) (b)	100.0%	638,218,016
Other Assets, Less Liabilities	0.0 ‡	154,010
Net Assets	100.0%	$638,372,026

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of June 30, 2013, cost is $535,162,593 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$115,668,329
Gross unrealized depreciation	(12,612,906)

Net unrealized appreciation	$103,055,423

The	following abbreviation is used in the above portfolio:

ADR—American	Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-297

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$630,875,314	$—	$—	$630,875,314
Short-Term Investment
Repurchase Agreement	—	7,342,702	—	7,342,702

Total Investments in Securities	$630,875,314	$7,342,702	$—	$638,218,016

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-298	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $534,627,565)	$638,218,016
Receivables:
Investment securities sold	1,806,048
Fund shares sold	354,056
Dividends and interest	344,830
Other assets	3,674

Total assets	640,726,624

Liabilities
Payables:
Investment securities purchased	1,493,992
Manager (See Note 3)	391,049
Fund shares redeemed	331,108
NYLIFE Distributors (See Note 3)	53,624
Shareholder communication	49,610
Professional fees	28,508
Custodian	2,069
Trustees	1,344
Accrued expenses	3,294

Total liabilities	2,354,598

Net assets	$638,372,026

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,372
Additional paid-in capital	478,415,001

478,449,373
Undistributed net investment income	1,740,931
Accumulated net realized gain (loss) on investments	54,591,271
Net unrealized appreciation (depreciation) on investments	103,590,451

Net assets	$638,372,026

Initial Class
Net assets applicable to outstanding shares	$379,098,750

Shares of beneficial interest outstanding	20,244,975

Net asset value per share outstanding	$18.73

Service Class
Net assets applicable to outstanding shares	$259,273,276

Shares of beneficial interest outstanding	14,126,535

Net asset value per share outstanding	$18.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-299

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,938,265
Interest	742

Total income	2,939,007

Expenses
Manager (See Note 3)	2,444,835
Distribution and service—Service Class (See Note 3)	311,101
Shareholder communication	48,461
Professional fees	30,230
Trustees	7,473
Custodian	6,332
Miscellaneous	12,158

Total expenses before waiver/reimbursement	2,860,590
Expense waiver/reimbursement from Manager (See Note 3)	(18,957)

Net expenses	2,841,633

Net investment income (loss)	97,374

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	51,286,225
Net change in unrealized appreciation (depreciation) on investments	18,350,582

Net realized and unrealized gain (loss) on investments	69,636,807

Net increase (decrease) in net assets resulting from operations	$69,734,181

(a)	Dividends recorded net of foreign withholding taxes in the amount of $34,362.

M-300	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$97,374	$1,707,517
Net realized gain (loss) on investments	51,286,225	24,165,179
Net change in unrealized appreciation (depreciation) on investments	18,350,582	39,821,979

Net increase (decrease) in net assets resulting from operations	69,734,181	65,694,675

Capital share transactions:
Net proceeds from sale of shares	46,418,891	199,091,312
Cost of shares redeemed	(144,205,900)	(93,773,584)

Increase (decrease) in net assets derived from capital share transactions	(97,787,009)	105,317,728

Net increase (decrease) in net assets	(28,052,828)	171,012,403

Net Assets
Beginning of period	666,424,854	495,412,451

End of period	$638,372,026	$666,424,854

Undistributed net investment income at end of period	$1,740,931	$1,643,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-301

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$16.88		$14.92		$14.96		$12.88		$9.19		$15.04

Net investment income (loss) (a)	0.01		0.06		(0.00	)‡	(0.02)		0.00	‡	(0.01)
Net realized and unrealized gain (loss) on investments	1.84		1.90		(0.04)		2.10		3.69		(5.83)

Total from investment operations	1.85		1.96		(0.04)		2.08		3.69		(5.84)

Less dividends:
From net investment income	—		—		—		—		—		(0.01)

Net asset value at end of period	$18.73		$16.88		$14.92		$14.96		$12.88		$9.19

Total investment return	10.96	%(c)	13.14	%(b)	(0.27%)		16.15	%(b)	40.15	%(b)	(38.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.12	%††	0.38%		(0.00	%)(d)	(0.16%)		0.00	%(d)	(0.05%)
Net expenses	0.77	%††	0.78%		0.79%		0.80%		0.80%		0.76%
Expenses (before waiver/reimbursement)	0.78	%††	0.78%		0.80%		0.81%		0.81%		0.78%
Portfolio turnover rate	40%		69%		50%		98%		68%		111%
Net assets at end of period (in 000’s)	$379,099		$441,225		$314,013		$184,348		$230,769		$184,911

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$16.56		$14.68		$14.75		$12.73		$9.11		$14.93

Net investment income (loss) (a)	(0.01)		0.02		(0.04)		(0.05)		(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments	1.80		1.86		(0.03)		2.07		3.65		(5.78)

Total from investment operations	1.79		1.88		(0.07)		2.02		3.62		(5.82)

Net asset value at end of period	$18.35		$16.56		$14.68		$14.75		$12.73		$9.11

Total investment return	10.81	% (b)(c)	12.81	%(b)	(0.47	%)(b)	15.87	% (b)	39.74	% (b)	(38.94%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12	%)††	0.10%		(0.27%)		(0.39%)		(0.26%)		(0.29%)
Net expenses	1.02	% ††	1.03%		1.04%		1.05%		1.05%		1.01%
Expenses (before waiver/reimbursement)	1.03	% ††	1.03%		1.05%		1.06%		1.06%		1.03%
Portfolio turnover rate	40%		69%		50%		98%		68%		111%
Net assets at end of period (in 000’s)	$259,273		$225,199		$181,399		$164,311		$118,113		$68,887

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

M-302	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Marketfield Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended June 30, 2013

Class	Since Inception (5/1/13)	Gross Expense Ratio[2]
Initial Class Shares	2.62%	2.65%
Service Class Shares	2.61	2.90

Benchmark Performance	Since Inception (5/1/13)
S&P 500® Index[3]	0.96%
Average Lipper Variable Products Global Flexible Portfolio[4]	–3.21

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Global Flexible Portfolio is representative of portfolios that, by portfolio practice, allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-303

Cost in Dollars of a $1,000 Investment in VP Marketfield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from May 1, 2013, to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/13[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[2]

Initial Class Shares[3]	$1,000.00	$1,026.20	$5.28	$1,003.14	$5.22

Service Class Shares[3]	$1,000.00	$1,026.10	$6.40	$1,002.04	$6.32

1.	The Inception date of the Portfolio.

2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (3.12% for Initial Class and 3.78% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 61 (to reflect the since inception period which took place after the close of business of April 30, 2013). The table above represents the actual expenses incurred during the period since inception.

3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2013. Had these shares been offered for the full six-month period ended June 30, 2013, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $15.54 for Initial Class and $18.80 for Service Class and the ending account value would have been $1,009.32 for Initial Class and $1,006.05 for Service Class.

M-304	MainStay VP Marketfield Portfolio

Industry Composition as of June 30, 2013 (Unaudited)

Exchange Traded Funds	10.3%
Commercial Banks	7.6
Household Durables	5.7
Construction Materials	5.1
Road & Rail	4.4
Chemicals	4.1
Machinery	4.0
Automobiles	3.3
Metals & Mining	2.7
Industrial Conglomerates	2.3
Specialty Retail	2.3
Electrical Equipment	2.2
Trading Companies & Distributors	2.2
Oil, Gas & Consumable Fuels	2.1
Transportation Infrastructure	2.1
Auto Components	1.7
Consumer Finance	1.3
Air Freight & Logistics	1.2

Energy Equipment & Services	1.2%
Insurance	1.2
Real Estate Management & Development	1.2
Food & Staples Retailing	1.1
Purchased Options	1.1
Semiconductors & Semiconductor Equipment	1.1
Aerospace & Defense	1.0
Building Products	1.0
IT Services	1.0
Internet & Catalog Retail	1.0
Internet Software & Services	1.0
Real Estate Investment Trusts	1.0
Software	1.0
Food Products	0.9
Commercial Services & Supplies	0.8
Other Assets, Less Liabilities	44.7
Investments Sold Short	–24.9

100.0%

See Portfolio of Investments beginning on page M-307 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	iShares MSCI Japan Index Fund

2.	SPDR S&P Regional Banking

3.	iShares MSCI Mexico Investable Market Index Fund

4.	BASF S.E.

5.	Eagle Materials, Inc.

6.	iShares MSCI Italy Index Fund

7.	Discover Financial Services

8.	Union Pacific Corp.

9.	CRH PLC

10.	Taiheiyo Cement Corp.

Top Five Short Positions as of June 30, 2013

1.	iShares JPMorgan USD Emerging Markets Bond Fund

2.	Allianz SE

3.	iShares IBOXX Investment Grade Corporate Bond Fund

4.	iShares FTSE China 25 Index Fund

5.	WisdomTree India Earnings Fund

mainstayinvestments.com	M-305

Portfolio Management Discussion and Analysis

Answers to the questions reflect the views of portfolio manager Michael C. Aronstein of Marketfield Asset Management LLC, the Portfolio’s Subadvisor.

How did MainStay VP Marketfield Portfolio perform relative to its benchmark and peers from May 1 through June 30, 2013?

From May 1 through June 30, 2013, MainStay VP Marketfield Portfolio returned 2.62% for Initial Class shares and 2.61% for Service Class shares. Over the same period, both share classes outperformed the 0.96% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –3.21% return of the average Lipper1 Variable Products Global Flexible Portfolio from May 1 through June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Short positions in fixed-income and emerging-market securities were the dominant contributors to the Portfolio’s outperformance of the S&P 500® Index from May 1 through June 30, 2013. (Contributions take weightings and total returns into account.)

Which investment themes were the strongest positive contributors to the Portfolio’s relative performance, and which themes were particularly weak?

The strongest positive contributions to the Portfolio’s relative performance came from three investment themes. First, emerging-market economies are still facing headwinds. This theme, which led us to short emerging-market securities, made a +1.87 contribution to the Portfolio’s performance during the reporting period. Second, we believed that traditionally, safe-haven assets were overowned. This theme, which led us to short safe-haven assets, contributed +1.28% to the Portfolio’s performance. The theme that a capital spending cycle was commencing led us to overweight the industrials and transportation sectors, and this theme contributed +0.44% to the Portfolio’s performance.

The biggest detractor from the Portfolio’s relative performance was our theme that developed economies outside the United States are recovering. This theme contributed –1.06% to the Portfolio’s performance. The theme of consumer resurgence contributed a small +0.16% to the Portfolio’s perfor-mance. The theme that the U.S. housing market is continuing to recover led us to purchase shares of home building materials companies and regional banks, which contributed +0.18% to the Portfolio’s performance.

During the reporting period, which individual holdings made the strongest positive contributions to the Portfolio’s absolute performance and which holdings detracted the most?

During May and June 2013, the strongest individual positive contributors to the Portfolio’s absolute performance were short iShares Emerging Markets ETF, short iShares Barclays 20+ Year Treasury Bond ETF put, and short iShares China ETF. Over the same period, the weakest contributions to the Portfolio’s absolute performance came from iShares Emerging Market put, a short position in Internet software & services company Qihoo 360 Technology and a long position in commercial banking company Bank of Ireland.

Our fixed-income shorts performed very well. These were concentrated in ETFs or puts on ETFs including TLT (long maturity U.S. Treasury ETF), LQD (high- grade U.S. corporate ETF) and EMB (JPMorgan Emerging Market Bond ETF).

Did the Portfolio make any significant purchases or sales during the reporting period?

We invested approximately 5% of the Portfolio’s equity holdings in shares of Japanese companies. Japan is undergoing major social change as evidenced by the election of Prime Minister Abe and his subsequent follow-through on the promise of monetary expansion.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio was 77% long and 26% short. The net exposure was long 51%.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-306	MainStay VP Marketfield Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 68.2%
Aerospace & Defense 1.0%
Precision Castparts Corp. (a)	4,809	$1,086,882

Air Freight & Logistics 1.2%
FedEx Corp. (a)	12,776	1,259,458

Auto Components 1.7%
Continental A.G.	9,866	1,317,597
ElringKlinger A.G.	15,610	520,972

		1,838,569

Automobiles 3.3%
Daimler A.G.	19,815	1,198,949
Fiat S.p.A (b)	180,346	1,260,593
Ford Motor Co.	67,389	1,042,508

		3,502,050

Building Products 1.0%
Geberit A.G. (b)	4,104	1,018,016

Chemicals 3.5%
Air Liquide S.A.	7,927	978,885
♦BASF S.E.	19,029	1,699,903
Sherwin-Williams Co. (The) (a)	6,258	1,105,163

		3,783,951

Commercial Banks 7.6%
Bank of Ireland (b)	6,402,604	1,300,096
Barclays PLC	251,107	1,063,459
BB&T Corp. (a)	28,835	976,930
CIT Group, Inc. (a)(b)	24,089	1,123,270
Fifth Third Bancorp (a)	62,539	1,128,829
Lloyds Banking Group PLC (b)	1,322,483	1,270,419
UniCredit S.p.A	257,503	1,205,973

		8,068,976

Commercial Services & Supplies 0.8%
Bilfinger S.E.	8,814	811,696

Construction Materials 5.1%
Buzzi Unicem S.p.A.	82,687	1,242,044
♦CRH PLC	66,520	1,350,667
♦Eagle Materials, Inc. (a)	22,727	1,506,118
♦Taiheiyo Cement Corp.	422,562	1,350,597

		5,449,426

Consumer Finance 1.3%
♦Discover Financial Services (a)	29,421	1,401,616

	Shares	Value
Electrical Equipment 2.2%
ABB, Ltd. (b)	54,916	$1,192,448
Emerson Electric Co. (a)	21,199	1,156,194

		2,348,642

Energy Equipment & Services 1.2%
Schlumberger, Ltd. (a)	17,942	1,285,724

Food & Staples Retailing 1.1%
Costco Wholesale Corp. (a)	11,006	1,216,933

Food Products 0.9%
Hershey Co. (The) (a)	11,364	1,014,578

Household Durables 5.7%
D.R. Horton, Inc. (a)	46,730	994,414
Mohawk Industries, Inc. (a)(b)	9,493	1,067,868
PulteGroup, Inc. (b)	50,080	950,018
Ryland Group, Inc. (The) (a)	25,420	1,019,342
Sekisui House, Ltd.	71,302	1,030,924
Toll Brothers, Inc. (a)(b)	31,821	1,038,319

		6,100,885

Industrial Conglomerates 2.3%
3M Co. (a)	11,133	1,217,394
General Electric Co. (a)	54,892	1,272,945

		2,490,339

Insurance 1.2%
Assicurazioni Generali S.p.A	70,653	1,234,176

Internet & Catalog Retail 1.0%
Amazon.com, Inc. (a)(b)	3,733	1,036,617

Internet Software & Services 1.0%
Facebook, Inc. Class A (a)(b)	43,018	1,069,427

IT Services 1.0%
Amadeus IT Holding S.A. Class A	32,444	1,036,975

Machinery 4.0%
Cummins, Inc. (a)	9,551	1,035,901
Deere & Co. (a)	14,028	1,139,775
Ingersoll-Rand PLC (a)	18,927	1,050,827
Scania AB Class B	54,088	1,083,196

		4,309,699

♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-307

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Metals & Mining 2.7%
Freeport-McMoRan Copper & Gold, Inc. (a)	40,687	$1,123,368
Steel Dynamics, Inc. (a)	75,914	1,131,878
Teck Resources, Ltd. Class B (a)	29,898	638,920

		2,894,166

Oil, Gas & Consumable Fuels 2.1%
Apache Corp.	12,759	1,069,587
Chesapeake Energy Corp.	27,830	567,176
Exxon Mobil Corp. (a)	6,592	595,587

		2,232,350

Real Estate Investment Trusts 1.0%
Rayonier, Inc. (a)	19,165	1,061,549

Real Estate Management & Development 1.2%
Deutsche Wohnen A.G.	46,668	792,423
St. Joe Co. (The) (b)	24,835	522,777

		1,315,200

Road & Rail 4.4%
DSV A/S	42,018	1,024,400
Kansas City Southern (a)	9,610	1,018,276
Old Dominion Freight Line, Inc. (a)(b)	30,046	1,250,514
♦Union Pacific Corp. (a)	8,785	1,355,350

		4,648,540

Semiconductors & Semiconductor Equipment 1.1%
Intel Corp. (a)	48,385	1,171,885

Software 1.0%
Splunk, Inc. (a)(b)	22,277	1,032,762

Specialty Retail 2.3%
Home Depot, Inc. (The) (a)	16,923	1,311,025
Tractor Supply Co.	9,829	1,155,989

		2,467,014

Trading Companies & Distributors 2.2%
Beacon Roofing Supply, Inc. (a)(b)	32,315	1,224,092
Wolseley PLC	23,295	1,074,608

		2,298,700

Transportation Infrastructure 2.1%
Abertis Infraestructuras S.A.	52,223	910,879
Atlantia S.p.A	78,725	1,283,979

		2,194,858

Total Common Stocks (Cost $73,447,355)		72,681,659

	Shares	Value
Exchange Traded Funds 10.3% (c)
iShares Dow Jones US Home Construction Index Fund (a)	58,130	$1,300,950
♦iShares MSCI Italy Index Fund	120,415	1,422,101
♦iShares MSCI Japan Index Fund	259,468	2,911,231
♦iShares MSCI Mexico Investable Market Index Fund (a)	30,431	1,984,101
SPDR S&P Homebuilders (a)	36,908	1,085,833
♦SPDR S&P Regional Banking (a)	68,829	2,331,927

Total Exchange Traded Funds (Cost $11,422,566)		11,036,143

Preferred Stock 0.6%
Chemicals 0.6%
Fuchs Petrolub A.G. 2.20%	8,335	663,431

Total Preferred Stock (Cost $686,837)		663,431

	Notional Amount
Purchased Options 1.1%
Purchased Call Options 0.4%
CNY/USD Strike Price $6.321 Expires 6/9/14 (d)	13,500,000	183,236
Strike Price $6.722 Expires 12/9/14 (d)	13,500,000	189,742

		372,978

	Number of Contracts
Purchased Put Options 0.7%
Apple, Inc. Strike Price $400.00 Expires 7/20/13	35	41,125
Strike Price $430.00 Expires 7/20/13	29	100,050
Strike Price $435.00 Expires 7/20/13	10	38,600

		179,775

iShares MSCI Emerging Markets Strike Price $40.50 Expires 7/20/13	1,543	348,718
Market Vectors Gold Miners ETF Strike Price $28.00 Expires 7/20/13	244	86,620

M-308	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Contracts	Value
Purchased Options (continued)
Purchased Put Options (continued)
Vanguard FTSE Emerging Markets Strike Price $40.00 Expires 7/20/13	1,112	$183,480

		798,593

Total Purchased Options (Cost $803,064)		1,171,571

Total Investments, Before Investments Sold Short (f) (Cost $86,359,822)	80.2%	85,552,804

Common Stocks Sold Short (11.5%)
Capital Markets (0.8%)
Franklin Resources, Inc.	(5,920)	(805,238)

Commercial Banks (1.2%)
ICICI Bank, Ltd., Sponsored ADR	(23,434)	(896,351)
Itau Unibanco Holding S.A., ADR	(32,976)	(426,050)

		(1,322,401)

Computers & Peripherals (1.2%)
Apple, Inc.	(3,160)	(1,251,613)

Food Products (0.8%)
Mondelez International, Inc. Class A	(31,149)	(888,681)

Insurance (2.9%)
Allianz SE	(20,848)	(3,046,104)

Internet Software & Services (1.7%)
Baidu, Inc., Sponsored ADR (b)	(7,976)	(753,971)
Qihoo 360 Technology Co., Ltd., ADR (b)	(23,559)	(1,087,719)

		(1,841,690)

IT Services (0.7%)
International Business Machines Corp.	(4,099)	(783,360)

Metals & Mining (0.5%)
Barrick Gold Corp.	(37,005)	(582,459)

Software (1.7%)
Microsoft Corp.	(36,478)	(1,259,586)
Oracle Corp.	(17,849)	(548,321)

		(1,807,907)

Total Common Stocks Sold Short (Proceeds $(12,657,770))		(12,329,453)

	Shares	Value
Exchange Traded Funds Sold Short (13.4%) (c)
iShares FTSE China 25 Index Fund	(76,157)	$(2,476,626)
iShares IBOXX Investment Grade Corporate Bond Fund	(26,090)	(2,965,128)
iShares JPMorgan USD Emerging Markets Bond Fund	(43,183)	(4,729,835)
iShares MSCI Brazil Index Fund	(22,672)	(994,394)
iShares MSCI South Africa Index Fund	(10,242)	(598,542)
Vanguard FTSE Emerging Markets	(28,714)	(1,113,529)
WisdomTree India Earnings Fund	(84,873)	(1,371,548)

Total Exchange Traded Funds Sold Short (Cost $(15,893,189))		(14,249,602)

Total Investments Sold Short (Proceeds $(28,550,959))(e)	(24.9)%	(26,579,055)

Total Investments, Net of Investments Sold Short (Cost $57,808,863)	55.3	58,973,749
Other Assets, Less Liabilities	44.7	47,673,320
Net Assets	100.0%	$106,647,069

(a)	Security, or a portion thereof, is maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(M)).

(b)	Non-income producing security.

(c)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	Fair valued security—The total market value of these securities as of June 30, 2013, is $372,978, which represents 0.4% of the Fund’s net assets.

(e)	As of June 30, 2013, cash in the amount of $41,466,028 is on deposit with broker for short sale transactions.

(f)	As of June 30, 2013, cost is $86,359,822 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$2,087,537
Gross unrealized depreciation	(2,894,555)

Net unrealized depreciation	$(807,018)

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

CNY—Chinese Yuan

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-309

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$72,681,659	$—	$—	$72,681,659
Exchange Traded Funds	11,036,143	—	—	11,036,143
Preferred Stock	663,431	—	—	663,431

Total Investments in Securities	84,381,233	—	—	84,381,233

Other Financial Instruments
Purchased Put Options	798,593	—	—	798,593
Purchased Call Options (b)	—	—	372,978	372,978

Total Investments in Securities and Other Financial Instruments	$85,179,826	$—	$372,978	$85,552,804

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments Sold Short (a)
Common Stocks Sold Short	$(12,329,453)	$—	$—	$(12,329,453)
Exchange Traded Funds Sold Short	(14,249,602)	—	—	(14,249,602)

Total Investments in Securities	$(26,579,055)	$—	$—	$(26,579,055)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $183,236 and $189,742 are held in Purchased Call Options within the Purchased Options section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period of June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of May 1, 2013 (a)	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2013 (b)
Purchased Options
Purchased Call Options	$—	$—	$—	$3,528	$369,450	$—	$—	$—	$372,978	$3,528

Total	$—	$—	$—	$3,528	$369,450	$—	$—	$—	$372,978	$3,528

(a)	Inception date.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-310	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $86,359,822)	$85,552,804
Cash collateral on deposit at broker	41,466,028
Cash	12,720,269
Cash denominated in foreign currencies (identified cost $97,200)	96,450
Receivables:
Investment securities sold	1,354,646
Fund shares sold	1,083,844
Dividends	170,991

Total assets	142,445,032

Liabilities
Investments sold short (proceeds $28,550,959)	26,579,055
Payables:
Investment securities purchased	8,924,567
Dividends on investments sold short	124,512
Manager (See Note 3)	116,940
Broker fees and charges on short sales	16,390
Professional fees	13,554
Custodian	10,027
NYLIFE Distributors (See Note 3)	3,661
Shareholder communication	1,202
Trustees	178
Fund shares redeemed	48
Accrued expenses	7,035
Other liabilities	794

Total liabilities	35,797,963

Net assets	$106,647,069

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,394
Additional paid-in capital	104,643,018

104,653,412
Net investment loss	(123,154)
Accumulated net realized gain (loss) on investments, investments sold short, written options and foreign currency transactions	952,946
Net unrealized appreciation (depreciation) on investments	(807,018)
Net unrealized appreciation (depreciation) on investments sold short	1,971,904
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(1,021)

Net assets	$106,647,069

Initial Class
Net assets applicable to outstanding shares	$77,644,042

Shares of beneficial interest outstanding	7,567,339

Net asset value and offering price per share outstanding	$10.26

Service Class
Net assets applicable to outstanding shares	$29,003,027

Shares of beneficial interest outstanding	2,827,125

Net asset value and offering price per share outstanding	$10.26

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-311

Statement of Operations for the period May 1, 2013 (inception date) through

June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$342,077

Expenses
Dividends on investments sold short	211,625
Manager (See Note 3)	203,069
Broker fees and charges on short sales	16,712
Professional fees	15,233
Custodian	10,027
Offering (See Note 2)	6,518
Distribution/Service—Service Class (See Note 3)	4,815
Shareholder communication	1,629
Trustees	178
Miscellaneous	790

Total expenses before waiver/reimbursement	470,596
Expense waiver/reimbursement from Manager (See Note 3)	(5,365)

Net expenses	465,231

Net investment income (loss)	(123,154)

Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,055,042
Investments sold short	(90,578)
Written option transactions	(12,618)
Foreign currency transactions	1,100

Net realized gain (loss) on investments, investments sold short, written option transactions and foreign currency transactions	952,946

Net change in unrealized appreciation (depreciation) on:
Investments	(807,018)
Investments sold short	1,971,904
Translation of other assets and liabilities in foreign currencies	(1,021)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	1,163,865

Net realized and unrealized gain (loss) on investments, investments sold short, written options and foreign currency transactions	2,116,811

Net increase (decrease) in net assets resulting from operations	$1,993,657

(a)	Dividends recorded net of foreign withholding taxes in the amount of $19,723.

M-312	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period May 1, 2013 (inception date) through June 30, 2013 (Unaudited)

2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(123,154)
Net realized gain (loss) on investments, written option transactions, investments sold short and foreign currency transactions	952,946
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	1,163,865

Net increase (decrease) in net assets resulting from operations	1,993,657

Capital share transactions:
Net proceeds from sale of shares	104,906,160
Cost of shares redeemed	(252,748)

Increase (decrease) in net assets derived from capital share transactions	104,653,412

Net increase (decrease) in net assets	106,647,069

Net Assets
Beginning of period	—

End of period	$106,647,069

Net investment income (loss) at end of period	$(123,154)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-313

Financial Highlights selected per share data and ratios

	Initial Class
	May 1, 2013** through June 30,
	2013*
Net asset value at beginning of period	$10.00

Net investment income (loss)	(0.01	) (a)
Net realized and unrealized gain (loss) on investments	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡

Total from investment operations	0.26

Net asset value at end of period	$10.26

Total investment return	2.60	% (b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.79	%)††
Net expenses (excluding short sale expenses)	1.60	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.16%
Short sale expenses	1.52%
Portfolio turnover rate	9%
Net assets at end of period (in 000’s)	$77,644

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	May 1, 2013** through June 30,
	2013*
Net asset value at beginning of period	$10.00

Net investment income (loss)	(0.02	) (a)
Net realized and unrealized gain (loss) on investments	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡

Total from investment operations	0.26

Net asset value at end of period	$10.26

Total investment return	2.60	% (b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.26	%)††
Net expenses (excluding short sales expenses)	1.85	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.82%
Short sale expenses	1.93%
Portfolio turnover rate	9%
Net assets at end of period (in 000’s)	$29,003

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-314	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP MFS® Utilities Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	9.71%	18.65%	13.94%	0.80%
Service Class Shares	9.58	18.35	13.65	1.05

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Dow Jones Global Utilities Index[2]	4.85%	5.81%	3.95%
Average Lipper Variable Products Utility Portfolio[3]	9.60	15.31	12.22

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic and foreign companies providing utilities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-315

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2013, to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,097.10	$4.11	$1,020.90	$3.96

Service Class Shares	$1,000.00	$1,095.80	$5.40	$1,019.60	$5.21

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-316	MainStay VP MFS® Utilities Portfolio

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-320 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Comcast Corp. Class A

2.	NextEra Energy, Inc.

3.	Energias de Portugal S.A.

4.	PPL Corp.

5.	Kinder Morgan, Inc.
6.	Calpine Corp.

7.	Edison International

8.	CMS Energy Corp.

9.	NRG Energy, Inc.

10.	Time Warner Cable, Inc.

mainstayinvestments.com	M-317

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Maura A. Shaughnessy, CFA, of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP MFS® Utilities Portfolio returned 9.71% for Initial Class shares and 9.58% for Service Class shares. Over the same period, both share classes outperformed the 4.85% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the 9.60% return of the average Lipper1 Variable Products Utility Portfolio during the six months ended June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

In relation to the Dow Jones Global Utilities Index, our industry flexibility and decisions to avoid or underweight some of the bigger names in the Index proved beneficial. As stated above, we were generally in line with our Lipper peer group over the reporting period.

Which industries were the strongest positive contributors to the Portfolio’s relative performance and which industries were particularly weak?

The strongest positive contributions to the Portfolio’s performance relative to the Dow Jones Global Utilities Index came from stock selection in the electric power industry, an overweight position in the cable TV industry and an overweight position and stock selection in the energy—independent industry. (Contributions take weightings and total returns into account.)

The weakest contributions to relative performance came from an overweight position in telephone services, stock selection in wireless communications and an underweight position in the natural gas distribution industry. Each of the weakest contributing industries provided negative total returns.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio stocks that contributed the most to absolute performance were global cable and media company Liberty Global, integrated energy company EQT and U.S. regulated electric power company CMS Energy. Liberty Global announced an increase in its stock repurchase program. The company also expanded its footprint with two purchases in greater Europe. EQT reported better-than-expected quarterly earnings driven by higher production and lower capital expenditures. EQT management also raised fiscal-year 2013 production guidance. CMS Energy advanced because higher-yielding stocks with defensive qualities were strongly in favor during the first four months of 2013.

Among the stocks that detracted from the Portfolio’s absolute performance were Italian telephone services company Telecom Italia and Brazilian electric power companies Light Sa and Cia Paranaense De Energia. Telecom Italia reported quarterly revenues that were down significantly. The decline was driven by price competition within the company’s mobile unit and line loss within their fixed line unit. Light Sa provided a mixed quarterly report that included lower EBITDA (earnings before interest, taxes, depreciation and amortization) and lower net income driven by higher costs for energy purchases. Shares of Cia Paranaense De Energia underperformed, driven by higher expenses over the first quarter, which partially offset a revenue increase and affected margins. Each of these detractors had negative total returns for the reporting period.

Were there other stocks that were particularly noteworthy during the reporting period?

When the Portfolio’s performance is compared to that of the Dow Jones Global Utilities Index, our absence from weak-performing Italian electric power company Enel provided the second-largest contribution to the Portfolio’s relative results. Using the same comparison, our absence from strong-performing Japanese utility Tokyo Electric Power Company was the greatest detractor from the Portfolio’s relative performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

U.K. cable and media company Virgin Media is no longer in the Portfolio because the company was acquired by Liberty Global in June 2013. The Portfolio sold its entire position in U.S. integrated electric power company FirstEnergy on concerns regarding the company’s deleveraging plan, execution over-hang and management credibility. The Portfolio also sold its entire position in Exelon after the company’s

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-318	MainStay VP MFS® Utilities Portfolio

shares moved up significantly during the first four months of the year. The Portfolio added convertible preferred securities of U.S. electric power company Dominion, given the securities’ mid-single-digit yields and the Virginia company’s favorable regulatory environment. The Portfolio added U.S. oil services company Ensco, given improvements in free cash flow. We also added Snam Rete Gas, an Italian natural gas distribution company, to the Portfolio. We believed that on a relative basis, the company had an attractive valuation and dividend yield.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly decreased its weightings in cable TV, electric power and water utilities. Over the same period, the Portfolio modestly increased its weightings in wireless communications, energy—independent, and oil services.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio had significantly overweight positions in cable TV, wireless communications and telephone services. As of the same date, the Portfolio had a substantially underweight position in electric power, a significantly underweight position in natural gas distribution and a modestly underweight position in water utilities.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-319

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 0.8%† Convertible Bond 0.7%
Telecommunications 0.7%
SBA Communications Corp. 4.00%, due 10/1/14	$2,885,193	$7,086,755

Total Convertible Bond (Cost $4,861,889)		7,086,755

Corporate Bond 0.1%
Electric 0.1%
Viridian Group FundCo II 11.125%, due 4/1/17 (a)(b)(c)	1,045,000	1,073,738

Total Corporate Bond (Cost $1,017,848)		1,073,738

Mortgage-Backed Security 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.0%‡
Falcon Franchise Loan LLC Series 2001-1, Class IO 7.27%, due 1/5/23 (a)(b)(c)(d)	31,468	3,933

Total Mortgage-Backed Security (Cost $1,860)		3,933

Total Long-Term Bonds (Cost $5,881,597)		8,164,426

	Shares
Common Stocks 87.9%
Diversified Telecommunication Services 9.0%
Bezeq-The Israeli Telecommunication Corp., Ltd.	6,851,199	9,153,641
BT Group PLC	809,640	3,807,556
CenturyLink, Inc.	250,399	8,851,605
Frontier Communications Corp.	1,018,367	4,124,386
Portugal Telecom SGPS S.A. Registered	1,159,994	4,514,618
TDC A/S	1,225,204	9,929,752
Telecom Italia S.p.A.	10,162,185	5,648,186
Telefonica Brasil S.A., ADR	237,151	5,411,786
Telefonica Deutschland Holding A.G.	334,710	2,422,353
Verizon Communications, Inc.	176,700	8,895,078
Windstream Corp.	1,571,090	12,113,104
XL Axiata Tbk PT	6,357,000	3,090,431
Ziggo N.V.	293,524	11,748,510

		89,711,006

	Shares	Value
Electric Utilities 20.8%
American Electric Power Co., Inc.	253,833	$11,366,642
CEZ AS	241,058	5,777,441
Cheung Kong Infrastructure Holdings, Ltd.	754,000	5,045,429
Cia Paranaense de Energia, Sponsored ADR	200,003	2,484,037
CLP Holdings, Ltd.	567,000	4,587,290
Duke Energy Corp.	183,760	12,403,800
♦Edison International	534,172	25,725,724
EDP—Energias do Brasil S.A.	1,571,400	7,979,009
♦Energias de Portugal S.A.	9,141,656	29,450,598
Fortum Oyj	68,794	1,289,458
Great Plains Energy, Inc.	222,418	5,013,302
Iberdrola S.A.	1,363,686	7,199,567
ITC Holdings Corp.	69,249	6,322,434
Light S.A.	516,850	3,601,863
♦NextEra Energy, Inc.	191,158	15,575,554
Northeast Utilities	179,520	7,543,430
OGE Energy Corp.	221,535	15,108,687
Pinnacle West Capital Corp.	68,030	3,773,624
Portland General Electric Co.	324,270	9,919,419
♦PPL Corp.	147,314	4,457,722
Red Electrica Corp. S.A.	232,393	12,780,381
SSE PLC	309,073	7,159,386
Transmissora Alianca de Energia Eletrica S.A.	321,460	3,078,674

		207,643,471

Energy Equipment & Services 1.4%
Ensco PLC Class A	145,220	8,440,186
Noble Corp.	144,820	5,442,336

		13,882,522

Gas Utilities 4.6%
APA Group	226,526	1,240,944
China Resources Gas Group, Ltd.	898,000	2,292,456
Enagas S.A.	551,199	13,621,128
Gas Natural SDG S.A.	222,690	4,489,998
Hong Kong & China Gas Co., Ltd.	420,000	1,026,708
Infraestructura Energetica Nova S.A.B. de C.V. (e)	435,300	1,575,250
ONEOK, Inc.	293,604	12,128,781
Questar Corp.	62,020	1,479,177
Snam S.p.A.	1,735,520	7,906,635

		45,761,077

Independent Power Producers & Energy Traders 9.9%
AES Corp. (The)	1,710,246	20,505,849
Aksa Enerji Uretim AS (e)	2,420,645	4,242,122
♦Calpine Corp. (e)	1,256,298	26,671,206

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-320	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Independent Power Producers & Energy Traders (continued)
China Longyuan Power Group Corp.	2,442,000	$2,531,402
Dynegy, Inc. (e)	12,620	284,581
E.ON Russia JSC (f)	13,913,252	996,398
EDP Renovaveis S.A.	3,195,657	16,401,402
♦NRG Energy, Inc.	924,377	24,680,866
Tractebel Energia S.A.	183,200	2,846,503

		99,160,329

Media 9.4%
Astro Malaysia Holdings Bhd	5,374,000	5,153,733
♦Comcast Corp. Class A	964,185	38,249,219
Kabel Deutschland Holding A.G.	32,321	3,549,918
Liberty Global PLC (e)	104,843	7,117,791
Liberty Global PLC Class A (e)	191,649	14,197,358
Sirius XM Radio, Inc.	87,340	292,589
Telenet Group Holding N.V.	50,543	2,319,730
♦Time Warner Cable, Inc.	203,567	22,897,216

		93,777,554

Multi-Utilities 10.9%
AGL Energy, Ltd.	217,600	2,881,608
Alliant Energy Corp.	119,920	6,046,366
Ameren Corp.	29,610	1,019,768
CenterPoint Energy, Inc.	455,124	10,690,863
♦CMS Energy Corp.	910,351	24,734,237
Dominion Resources, Inc.	87,290	4,959,818
DTE Energy Co.	29,860	2,000,919
GDF Suez S.A.	428,319	8,387,906
National Grid PLC	216,617	2,457,798
NiSource, Inc.	295,394	8,460,084
PG&E Corp.	86,730	3,966,163
Public Service Enterprise Group, Inc.	533,969	17,439,427
Sempra Energy	202,808	16,581,582

		109,626,539

Oil, Gas & Consumable Fuels 14.0%
Anadarko Petroleum Corp.	57,990	4,983,081
Cabot Oil & Gas Corp.	56,229	3,993,383
Cheniere Energy, Inc. (e)	92,913	2,579,265
CONSOL Energy, Inc.	80,320	2,176,672
Enbridge, Inc.	225,840	9,493,569
Energen Corp.	167,864	8,772,573
EQT Corp.	255,021	20,241,017
♦Kinder Morgan, Inc.	731,568	27,909,319
Noble Energy, Inc.	107,120	6,431,485
QEP Resources, Inc.	317,580	8,822,372
Spectra Energy Corp.	348,903	12,023,197
TransCanada Corp.	132,590	5,708,543
Williams Cos., Inc. (The)	433,753	14,083,960
Williams Partners, L.P.	248,681	12,831,940

		140,050,376

	Shares	Value
Real Estate Investment Trusts 1.5%
American Tower Corp.	203,042	$14,856,583

Water Utilities 0.3%
Aguas Andinas S.A. Class A	920,760	655,886
Cia de Saneamento de Minas Gerais-COPASA	183,200	2,955,700

		3,611,586

Wireless Telecommunication Services 6.1%
Cellcom Israel, Ltd.	360,723	3,329,473
KDDI Corp.	10,200	530,672
Megafon OAO, GDR	82,130	2,566,562
Mobile Telesystems OJSC (f)	113,750	896,879
Mobile Telesystems OJSC, Sponsored ADR	625,519	11,847,330
SBA Communications Corp. Class A (e)	102,112	7,568,541
Tele2 AB Class B	338,692	3,977,274
Tim Participacoes S.A., ADR	685,781	12,755,527
Turkcell Iletisim Hizmetleri AS (e)	1,180,620	6,855,884
Vodafone Group PLC	3,658,614	10,453,040

		60,781,182

Total Common Stocks (Cost $817,324,234)		878,862,225

Convertible Preferred Stocks 5.3%
Electric Utilities 4.3%
♦NextEra Energy, Inc. 5.89%	123,900	6,881,406
7.00%	190,658	11,582,473
♦PPL Corp. 8.75%	258,391	13,958,282
9.50%	197,877	10,370,734

		42,792,895

Multi-Utilities 1.0%
Dominion Resources, Inc. 6.00% (e)	98,390	4,924,419
6.13% (e)	98,390	4,939,178

		9,863,597

Total Convertible Preferred Stocks (Cost $51,047,538)		52,656,492

Preferred Stocks 1.7%
Diversified Telecommunication Services 0.1%
Oi S.A. 33.41%	840,200	1,476,050

Electric Utilities 1.6%
Cia Energetica de Minas Gerais 23.38%	1,233,336	11,004,872

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-321

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Preferred Stocks (continued)
Electric Utilities (continued)
Cia Paranaense de Energia Class B 3.71%	386,500	$4,794,550

		15,799,422

Total Preferred Stocks (Cost $24,392,244)		17,275,472

	Principal Amount

Short-Term Investment 4.8%
Repurchase Agreement 4.8%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $48,193,712 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $52,665,000 and a Market Value of $49,160,513)	$48,193,672	48,193,672

Total Short-Term Investment (Cost $48,193,672)		48,193,672

Total Investments (Cost $946,839,285) (g)	100.5%	1,005,152,287
Other Assets, Less Liabilities	(0.5)	(5,282,353)
Net Assets	100.0%	$999,869,934

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Illiquid security—The total market value of these securities as of June 30, 2013, is $1,077,671, which represents 0.1% of the Portfolio’s net assets.
(c)	Restricted security.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2013.
(e)	Non-income producing security.

(f)	Fair valued security—The total market value of these securities as of June 30, 2013, is $1,893,277, which represents 0.2% of the Portfolio’s net assets.
(g)	As of June 30, 2013, cost is $947,408,962 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$104,982,025
Gross unrealized depreciation	(47,238,700)

Net unrealized appreciation	$57,743,325

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

M-322	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2013, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty		Contract Amount Purchased	Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	7/16/13	Barclays Bank PLC	EUR	289,354	USD	379,145	USD	(2,487)
Euro vs. U.S. Dollar	9/18/13	Barclays Bank PLC		656,000		874,218		(20,046)
Euro vs. U.S. Dollar	7/16/13	Credit Suisse Group A.G.		400,023		529,017		(8,298)
Euro vs. U.S. Dollar	7/16/13	Deutsche Bank A.G.		219,997		291,769		(5,394)
Euro vs. U.S. Dollar	7/16/13	JPMorgan Chase Bank		796,254		1,047,396		(10,894)
Euro vs. U.S. Dollar	7/16/13	UBS A.G.		946,234		1,246,492		(14,758)
Euro vs. U.S. Dollar	9/18/13	UBS A.G.		656,000		874,251		(20,078)
Pound Sterling vs. U.S. Dollar	9/18/13	Barclays Bank PLC	GBP	1,100,000		1,724,938		(52,745)
Pound Sterling vs. U.S. Dollar	7/16/13	Credit Suisse Group A.G.		223,292		341,291		(1,707)
Pound Sterling vs. U.S. Dollar	7/16/13	JPMorgan Chase Bank		11,212,477		17,343,441		(291,450)

Foreign Currency Sales Contracts				Contract Amount Sold	Contract Amount Purchased
Euro vs. U.S. Dollar	7/16/13	Barclays Bank PLC	EUR	189,311	USD	243,702	USD	(2,729)
Euro vs. U.S. Dollar	7/16/13	Citibank N.A.		183,668		239,166		82
Euro vs. U.S. Dollar	7/16/13	Credit Suisse Group A.G.		399,747		523,406		3,046
Euro vs. U.S. Dollar	7/16/13	Deutsche Bank A.G.		30,817,110		40,274,614		159,314
Euro vs. U.S. Dollar	7/16/13	Goldman Sachs International		504,674		652,453		(4,491)
Euro vs. U.S. Dollar	7/16/13	JPMorgan Chase Bank		39,700,956		51,850,512		170,916
Euro vs. U.S. Dollar	7/16/13	UBS A.G.		1,005,811		1,308,094		(1,192)
Pound Sterling vs. U.S. Dollar	7/15/13	Barclays Bank PLC	GBP	666,013		1,030,046		17,163
Pound Sterling vs. U.S. Dollar	7/16/13	Barclays Bank PLC		1,411,151		2,192,688		46,603
Pound Sterling vs. U.S. Dollar	7/16/13	Citibank N.A.		639,097		969,731		(2,211)
Pound Sterling vs. U.S. Dollar	7/16/13	Credit Suisse Group A.G.		8,560,826		13,118,524		99,177
Pound Sterling vs. U.S. Dollar	7/16/13	Deutsche Bank A.G.		8,950,647		13,726,773		114,584
Pound Sterling vs. U.S. Dollar	7/16/13	JPMorgan Chase Bank		2,164,325		3,291,737		221
Pound Sterling vs. U.S. Dollar	7/16/13	UBS A.G.		338,284		513,870		(594)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	172,032

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-323

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bond	$—	$7,086,755	$—	$7,086,755
Corporate Bond	—	1,073,738	—	1,073,738
Mortgage-Backed Security	—	3,933	—	3,933

Total Long-Term Bonds	—	8,164,426	—	8,164,426

Common Stocks (b)	876,968,948	—	1,893,277	878,862,225
Convertible Preferred Stocks	52,656,492	—	—	52,656,492
Preferred Stocks	17,275,472	—	—	17,275,472
Short-Term Investment
Repurchase Agreement	—	48,193,672	—	48,193,672

Total Investments in Securities	946,900,912	56,358,098	1,893,277	1,005,152,287

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	611,106	—	611,106

Total Investments in Securities and Other Financial Instruments	$946,900,912	$56,969,204	$1,893,277	$1,005,763,393

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(439,074)	$—	$(439,074)

Total Other Financial Instruments	$—	$(439,074)	$—	$(439,074)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $996,398 and $896,879 are held in Independent Power Producers & Energy Traders and Wireless Telecommunication Services within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2013, foreign securities with a total value of $206,265,605 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of June 30, 2013, for these securities are based on quoted prices in active markets for identical investments.

M-324	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2013 (a)
Common Stocks
Electric Utilities	$178,027	$—	$(57,296)	$60,911	$—	$(181,642)	$—	$—	$—	$—
Independent Power Producers & Energy Traders	1,010,444	—	—	(178,420)	164,374	—	—	—	996,398	(178,420)
Wireless Telecommunication Services	—			(82,407)	979,286				896,879	(82,407)

Total	$1,188,471	$—	$(57,296)	$(199,916)	$1,143,660	$(181,642)	$—	$—	$1,893,277	$(260,827)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-325

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $946,839,285)	$1,005,152,287
Cash denominated in foreign currencies (identified cost $188,284)	187,982
Receivables:
Investment securities sold	6,703,913
Dividends and interest	4,887,190
Fund shares sold	825,236
Other assets	4,694
Unrealized appreciation on foreign currency forward contracts	611,106

Total assets	1,018,372,408

Liabilities
Payables:
Investment securities purchased	16,886,597
Manager (See Note 3)	592,754
Fund shares redeemed	256,392
NYLIFE Distributors (See Note 3)	190,069
Shareholder communication	68,366
Custodian	36,117
Professional fees	30,170
Trustees	1,680
Accrued expenses	1,255
Unrealized depreciation on foreign currency forward contracts	439,074

Total liabilities	18,502,474

Net assets	$999,869,934

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$83,925
Additional paid-in capital	850,221,687

850,305,612
Undistributed net investment income	40,766,780
Accumulated net realized gain (loss) on investments and foreign currency transactions	50,440,702
Net unrealized appreciation (depreciation) on investments	58,313,002
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	43,838

Net assets	$999,869,934

Initial Class
Net assets applicable to outstanding shares	$63,458,271

Shares of beneficial interest outstanding	5,309,212

Net asset value per share outstanding	$11.95

Service Class
Net assets applicable to outstanding shares	$936,411,663

Shares of beneficial interest outstanding	78,615,353

Net asset value per share outstanding	$11.91

M-326	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$20,898,778
Interest	366,737

Total income	21,265,515

Expenses
Manager (See Note 3)	3,441,108
Distribution and service - Service Class (See Note 3)	1,101,699
Custodian	131,943
Shareholder communication	66,836
Professional fees	34,458
Trustees	10,060
Miscellaneous	17,543

Total expenses before waiver/reimbursement	4,803,647
Expense waiver/reimbursement from Manager (See Note 3)	(423)

Net expenses	4,803,224

Net investment income (loss)	16,462,291

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	37,863,347
Foreign currency transactions	(216,749)

Net realized gain (loss) on investments and foreign currency transactions	37,646,598

Net change in unrealized appreciation (depreciation) on:
Investments	25,343,429
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,418,244

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	27,761,673

Net realized and unrealized gain (loss) on investments and foreign currency transactions	65,408,271

Net increase (decrease) in net assets resulting from operations	$81,870,562

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,338,667.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-327

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,462,291	$22,880,598
Net realized gain (loss) on investments and foreign currency transactions	37,646,598	14,217,995
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	27,761,673	30,595,167

Net increase (decrease) in net assets resulting from operations	81,870,562	67,693,760

Capital share transactions:
Net proceeds from sale of shares	107,916,143	874,557,510
Cost of shares redeemed	(40,383,706)	(91,784,335)

Increase (decrease) in net assets derived from capital share transactions	67,532,437	782,773,175

Net increase (decrease) in net assets	149,402,999	850,466,935

Net Assets
Beginning of period	850,466,935	—

End of period	$999,869,934	$850,466,935

Undistributed net investment income at end of period	$40,766,780	$24,304,489

M-328	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.89		$10.00

Net investment income (loss) (a)	0.22		0.33
Net realized and unrealized gain (loss) on investments	0.81		0.56
Net realized and unrealized gain (loss) on foreign currency transactions	0.03		(0.00	)‡

Total from investment operations	1.06		0.89

Net asset value at end of period	$11.95		$10.89

Total investment return (b)(c)	9.73%		8.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.70	%††	3.66	%††
Net expenses	0.79	%††	0.80	%††
Portfolio turnover rate	27%		43%
Net assets at end of period (in 000’s)	$63,458		$56,565

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.87		$10.00

Net investment income (loss) (a)	0.20		0.30
Net realized and unrealized gain (loss) on investments	0.81		0.57
Net realized and unrealized gain (loss) on foreign currency transactions	0.03		(0.00	)‡

Total from investment operations	1.04		0.87

Net asset value at end of period	$11.91		$10.87

Total investment return (b)(c)	9.57%		8.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.48	%††	3.26	%††
Net expenses	1.04	%††	1.05	%††
Portfolio turnover rate	27%		43%
Net assets at end of period (in 000’s)	$936,412		$793,902

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-329

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	18.56%	29.49%	7.01%	10.53%	0.85%
Service Class Shares	18.41	29.16	6.74	10.25	1.10

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	15.45%	25.41%	8.28%	10.65%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	14.90	24.59	7.31	9.48

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-330	MainStay VP Mid Cap Core Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,185.60	$4.71	$1,020.50	$4.36

Service Class Shares	$1,000.00	$1,184.10	$6.07	$1,019.20	$5.61

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.87% for Initial Class and 1.12% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-331

Industry Composition as of June 30, 2013 (Unaudited)

Insurance	6.8%
Specialty Retail	6.4
Health Care Providers & Services	5.6
Media	5.3
Real Estate Investment Trusts	5.3
Software	3.9
Food Products	3.7
IT Services	3.4
Oil, Gas & Consumable Fuels	3.4
Pharmaceuticals	2.9
Semiconductors & Semiconductor Equipment	2.7
Airlines	2.4
Computers & Peripherals	2.2
Wireless Telecommunication Services	2.2
Biotechnology	2.0
Diversified Financial Services	2.0
Health Care Equipment & Supplies	1.9
Textiles, Apparel & Luxury Goods	1.9
Capital Markets	1.8
Chemicals	1.7
Commercial Services & Supplies	1.7
Internet Software & Services	1.7
Food & Staples Retailing	1.6
Machinery	1.6
Hotels, Restaurants & Leisure	1.5
Beverages	1.3
Electric Utilities	1.3
Personal Products	1.3
Diversified Consumer Services	1.2
Electrical Equipment	1.2

Energy Equipment & Services	1.2%
Multi-Utilities	1.2
Multiline Retail	1.2
Professional Services	1.2
Road & Rail	1.2
Aerospace & Defense	1.1
Exchange Traded Funds	1.1
Trading Companies & Distributors	1.0
Commercial Banks	0.9
Internet & Catalog Retail	0.9
Containers & Packaging	0.7
Independent Power Producers & Energy Traders	0.7
Construction & Engineering	0.6
Electronic Equipment & Instruments	0.6
Household Durables	0.6
Household Products	0.6
Life Sciences Tools & Services	0.6
Tobacco	0.6
Communications Equipment	0.4
Office Electronics	0.4
Thrifts & Mortgage Finance	0.4
Auto Components	0.3
Paper & Forest Products	0.3
Leisure Equipment & Products	0.1
Real Estate Management & Development	0.1
Gas Utilities	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-335 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Micron Technology, Inc.
2.	Kroger Co. (The)
3.	Symantec Corp.
4.	HCP, Inc.
5.	Western Digital Corp.
6.	Ventas, Inc.
7.	AmerisourceBergen Corp.
8.	Crown Castle International Corp.
9.	Health Care REIT, Inc.
10.	Gap, Inc. (The)

M-332	MainStay VP Mid Cap Core Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Migene Kim, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Mid Cap Core Portfolio returned 18.56% for Initial Class shares and 18.41% for Service Class shares. Over the same period, both share classes outperformed the 15.45% return of the Russell Midcap® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also outperformed the 14.90% return of the average Lipper1 Variable Products Mid-Cap Core Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Portfolio’s Subadvisor, changed its name to Cornerstone Capital Management Holdings LLC. Effective February 28, 2013, the Portfolio’s Principal Investment Strategies changed and Andrew Ver Planck replaced Harvey J. Fram as a portfolio manager of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed the Russell Midcap® Index during the first half of 2013. The Portfolio’s stock selection model performed well. Valuation factors based on cash flow and revenue made strong contributions to the model’s performance. While the Portfolio’s model was successful in identifying both winners and losers, it was especially effective in predicting stocks that would outperform the Index. In a Portfolio where the model’s sell recommendations are constrained because shorting is not allowed, the model’s high-conviction buy recommendations proved successful, which was significant to the Portfolio’s relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance and which sectors were particularly weak?

Health care, industrials and information technology were the strongest positive contributors to Portfolio’s relative performance. In health care, our model correctly identified several hospital management companies whose share price appreciated. Utilization rates at these companies rose with an improving economy and a legislative tailwind. Within the industrials sector, the Portfolio benefited from airline stocks such as Delta Air Lines and United Continental Holdings. The Portfolio also made some successful stock selections in the information technology sector, where turnaround stocks, such as those of semiconductor device manufacturer Micron Technology and hard drive manufacturer Western Digital, were rewarded.

Energy, consumer discretionary and financials were the weakest contributors from a sector perspective. Within energy, the Portfolio’s positions in some oil service companies and refiners hurt performance, as investor jitters and low oil prices negatively affected their share performance. Some unfavorable stock selections in the consumer discretionary sector, especially among specialty retailers, had a negative impact on relative performance. The Portfolio’s low exposure to financials also detracted from relative performance, as several consumer finance companies (including Ameriprise Financial and SLM Corp.) as well as some insurers (such as Unum Group and Fidelity National Financial) rallied. The advances stemmed from a growing belief among investors that financial companies will benefit from a rising yield environment when the Federal Reserve begins to taper its monetary easing. Unfortunately, the Portfolio held underweight positions relative to the Russell Midcap® Index in each of the financial stocks mentioned.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Semiconductor device manufacturer Micron Technology, hospital operator Health Management Associates and disk drive maker Western Digital made the strongest positive contributions to the Portfolio’s absolute performance. The Portfolio held overweight positions in these stocks, each of which provided strong share-price performance during the reporting period. Micron Technology delivered strong financial results that exceeded analysts’ estimates. The company cited higher shipments and increased margins. Health Management Associates, which operates 70 hospitals in 15 states, saw its stock price plunge in early April after lower admissions led the company to lower its 2013 earnings forecast. At the end of May, however, Health Management Associates became a potential buyout target by another hospital company, Community Health Systems. As a result, Health Management Associates returned 57%

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-333

during the reporting period. Despite a weak PC market, Western Digital has delivered a string of positive earnings surprises. The company’s stock appreciated 47% during the reporting period, largely as a result of growth in non-PC-related revenues.

Coal company Alpha Natural Resources, apparel retailer American Eagle Outfitters and semiconductor equipment company First Solar were the weakest contributors to the Portfolio’s absolute performance. The Portfolio held an overweight position in Alpha Natural Resources, but the company struggled amid low coal and natural gas prices and weak demand. The company reported better-than-expected earnings in April, but the positive surprise came mostly from cost control rather than the top-line growth. American Eagle’s shares sank in March after the teen-targeted retailer reported disappointing earnings. The Portfolio purchased First Solar in June. Although the stock provided a total return of 45% for the entire reporting period, the share price came under pressure in June. A secondary share offering and talk of the Federal Reserve possibly tapering monetary easing led to weak performance for the short time the stock was held.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares of food products company Green Mountain Coffee Roasters and generic drug maker Mylan. Green Mountain Coffee Roasters, which makes the Keurig single-serve brewing system, was a new purchase for the Portfolio. We based the initial purchase on strong momentum and earnings-quality scores in February. More shares were purchased through May, as the company’s momentum remained strong and the sentiment score improved. Green Mountain Coffee returned 82% in the first half of 2013, particularly because of strong performance in May, when the company raised its forecast for K-Cup sales. The Portfolio purchased a large number of Mylan shares during the reporting period. In May, the Portfolio’s position in Mylan became overweight relative to the Russell Midcap® Index, as the model ranking improved on measures including momentum, share buyback and reasonable valuation in relation to the company’s cash flow and revenue.

The Portfolio sold fertilizer company CF Industries and specialty retailer Chico’s FAS. Despite delivering strong fourth-quarter financial results in February 2013, CF Industries’ share price remained under pressure through the end of the reporting period. The pressure came from investor concerns about the company’s capital allocation policy and the low-growth outlook for the chemicals industry as a whole. At the end of the reporting period, our model still regarded the stock as inexpensive from a valuation perspective, but the return expectation was reduced on poor credit quality score and deteriorating price trend. For these reasons, the Portfolio reduced its position in CF Industries beginning in February and maintained an underweight position in the stock throughout the second quarter. The Portfolio started selling shares of Chico’s FAS in February, as its momentum and sentiment scores deteriorated. We exited the Portfolio’s entire position by the end of April.

How did the Portfolio’s sector weightings change during the reporting period?

The most substantial increase in sector exposure was in consumer staples, which went from a modestly overweight position to a significantly overweight position. The change resulted partly from an accumulation of positions in soft drinks, personal products and food products. The Portfolio also increased its weighting in industrials though purchases in electrical components, commercial printing and trucking stocks which reduced the Portfolio’s underexposure to the sector.

During the reporting period, the materials sector saw the most significant weighting decrease, going from an underweight position to one that was more substantially underweight. An underweight position in energy also became more substantially underweight, as the Portfolio trimmed its exposure to some refiners and drillers.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio was most significantly overweight in the consumer staples, health care and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions in utilities, financials and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-334	MainStay VP Mid Cap Core Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 98.8%†
Aerospace & Defense 1.1%
Engility Holdings, Inc. (a)	34,078	$968,497
Exelis, Inc.	190,826	2,631,490
Huntington Ingalls Industries, Inc.	6,191	349,668
Spirit AeroSystems Holdings, Inc. Class A (a)	148,479	3,189,329

		7,138,984

Airlines 2.4%
Copa Holdings S.A. Class A	30,641	4,017,648
Delta Air Lines, Inc. (a)	245,545	4,594,147
Southwest Airlines Co.	339,330	4,373,963
United Continental Holdings, Inc. (a)	88,196	2,759,653

		15,745,411

Auto Components 0.3%
Delphi Automotive PLC	37,972	1,924,801

Beverages 1.3%
Coca-Cola Enterprises, Inc.	69,987	2,460,743
Constellation Brands, Inc. Class A (a)	33,657	1,754,203
Dr. Pepper Snapple Group, Inc.	87,269	4,008,265

		8,223,211

Biotechnology 2.0%
BioMarin Pharmaceutical, Inc. (a)	15,276	852,248
Cubist Pharmaceuticals, Inc. (a)	40,075	1,935,623
Myriad Genetics, Inc. (a)	66,213	1,779,143
Quintiles Transnational Holdings, Inc. (a)	43,043	1,831,910
Regeneron Pharmaceuticals, Inc. (a)	4,438	998,018
United Therapeutics Corp. (a)	59,876	3,941,038
Vertex Pharmaceuticals, Inc. (a)	20,746	1,656,983

		12,994,963

Capital Markets 1.8%
American Capital Ltd. (a)	99,150	1,256,230
Artisan Partners Asset Management, Inc. (a)	16,857	841,333
Lazard, Ltd. Class A	117,157	3,766,598
T. Rowe Price Group, Inc.	44,757	3,273,975
Waddell & Reed Financial, Inc. Class A	56,809	2,471,191

		11,609,327

Chemicals 1.7%
CF Industries Holdings, Inc.	2,293	393,249
PPG Industries, Inc.	19,626	2,873,443
Sherwin-Williams Co. (The)	16,631	2,937,035
W.R. Grace & Co. (a)	36,249	3,046,366
Westlake Chemical Corp.	17,811	1,717,158

		10,967,251

	Shares	Value
Commercial Banks 0.9%
CIT Group, Inc. (a)	29,703	$1,385,051
Fifth Third Bancorp	100,124	1,807,238
First Republic Bank	21,796	838,710
Huntington Bancshares, Inc.	3,957	31,181
KeyCorp	36,455	402,463
SunTrust Banks, Inc.	39,962	1,261,601

		5,726,244

Commercial Services & Supplies 1.7%
ADT Corp. (The) (a)	14,381	573,083
Avery Dennison Corp.	50,877	2,175,500
Pitney Bowes, Inc.	271,076	3,979,396
R.R. Donnelley & Sons Co.	295,832	4,144,606

		10,872,585

Communications Equipment 0.4%
Brocade Communications Systems, Inc. (a)	255,253	1,470,257
EchoStar Corp. Class A (a)	1,539	60,190
Harris Corp.	14,123	695,558
Polycom, Inc. (a)	42,022	442,912

		2,668,917

Computers & Peripherals 2.2%
Lexmark International, Inc. Class A	123,229	3,767,110
NetApp, Inc. (a)	128,631	4,859,679
♦Western Digital Corp.	87,252	5,417,477

		14,044,266

Construction & Engineering 0.6%
AECOM Technology Corp. (a)	118,542	3,768,450

Containers & Packaging 0.7%
Ball Corp.	4,441	184,479
MeadWestvaco Corp.	22,427	764,985
Packaging Corporation of America	27,176	1,330,537
Sealed Air Corp.	108,848	2,606,910

		4,886,911

Diversified Consumer Services 1.2%
DeVry, Inc.	123,882	3,842,820
H&R Block, Inc.	919	25,502
Weight Watchers International, Inc.	83,112	3,823,152

		7,691,474

Diversified Financial Services 2.0%
ING U.S., Inc. (a)	72,291	1,956,195
Interactive Brokers Group, Inc. Class A	103,596	1,654,428
Leucadia National Corp.	109,479	2,870,539
McGraw Hill Financial, Inc.	26,523	1,410,758
Moody’s Corp.	25,277	1,540,128
NASDAQ OMX Group, Inc. (The)	105,325	3,453,607

		12,885,655

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-335

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities 1.3%
Edison International	81,852	$3,941,992
Entergy Corp.	19,492	1,358,202
OGE Energy Corp.	664	45,285
PPL Corp.	28,018	847,825
Xcel Energy, Inc.	69,267	1,963,027

		8,156,331

Electrical Equipment 1.2%
Eaton Corp. PLC	2,390	157,286
Regal-Beloit Corp.	48,087	3,117,961
Rockwell Automation, Inc.	52,676	4,379,483

		7,654,730

Electronic Equipment & Instruments 0.6%
Avnet, Inc. (a)	2,298	77,213
Vishay Intertechnology, Inc. (a)	263,986	3,666,765

		3,743,978

Energy Equipment & Services 1.2%
Diamond Offshore Drilling, Inc.	1,964	135,104
Oil States International, Inc. (a)	7,779	720,646
Patterson-UTI Energy, Inc.	186,617	3,611,972
RPC, Inc.	252,547	3,487,674

		7,955,396

Food & Staples Retailing 1.6%
♦Kroger Co. (The)	168,109	5,806,485
Safeway, Inc.	182,382	4,315,158

		10,121,643

Food Products 3.7%
Campbell Soup Co.	44,325	1,985,317
Green Mountain Coffee Roasters, Inc. (a)	68,656	5,153,319
Hershey Co. (The)	50,983	4,551,762
Ingredion, Inc.	59,598	3,910,821
J.M. Smucker Co. (The)	5,301	546,798
Pinnacle Foods, Inc.	42,118	1,017,150
Smithfield Foods, Inc. (a)	71,745	2,349,649
Tyson Foods, Inc. Class A	176,989	4,545,077

		24,059,893

Gas Utilities 0.0%‡
UGI Corp.	34	1,330

Health Care Equipment & Supplies 1.9%
Boston Scientific Corp. (a)	462,564	4,287,968
C.R. Bard, Inc.	2,960	321,693
CareFusion Corp. (a)	62,287	2,295,276
Hill-Rom Holdings, Inc.	380	12,798
St. Jude Medical, Inc.	105,709	4,823,502
Zimmer Holdings, Inc.	10,472	784,772

		12,526,009

	Shares	Value
Health Care Providers & Services 5.6%
♦AmerisourceBergen Corp.	94,163	$5,257,120
Cardinal Health, Inc.	8,587	405,306
Community Health Systems, Inc.	89,202	4,181,790
DaVita HealthCare Partners, Inc. (a)	5,717	690,614
HCA Holdings, Inc.	119,543	4,310,721
Health Management Associates, Inc. Class A (a)	302,802	4,760,047
Laboratory Corp. of America Holdings (a)	10,013	1,002,301
LifePoint Hospitals, Inc. (a)	56,541	2,761,462
Omnicare, Inc.	70,188	3,348,669
Tenet Healthcare Corp. (a)	89,665	4,133,557
Universal Health Services, Inc. Class B	22,812	1,527,492
VCA Antech, Inc. (a)	148,175	3,865,886

		36,244,965

Hotels, Restaurants & Leisure 1.5%
Bally Technologies, Inc. (a)	9,290	524,142
Brinker International, Inc.	95,362	3,760,124
Darden Restaurants, Inc.	370	18,677
Six Flags Entertainment Corp.	26,430	929,279
Starwood Hotels & Resorts Worldwide, Inc.	15,971	1,009,207
Wyndham Worldwide Corp.	19,726	1,128,919
Wynn Resorts, Ltd.	17,801	2,278,528

		9,648,876

Household Durables 0.6%
PulteGroup, Inc. (a)	196,843	3,734,112

Household Products 0.6%
Energizer Holdings, Inc.	41,283	4,149,354

Independent Power Producers & Energy Traders 0.7%
AES Corp. (The)	363,038	4,352,826

Insurance 6.8%
Alleghany Corp. (a)	9,343	3,581,265
Allied World Assurance Co. Holdings, A.G.	18,001	1,647,272
American National Insurance Co.	1,922	191,181
Aon PLC	36,609	2,355,789
Arch Capital Group, Ltd. (a)	19,349	994,732
Assurant, Inc.	80,984	4,122,895
Assured Guaranty, Ltd.	122,691	2,706,564
Axis Capital Holdings, Ltd.	84,333	3,860,765
CNA Financial Corp.	1,236	40,318
Everest Re Group, Ltd.	7,132	914,750
Fidelity National Financial, Inc. Class A	160,399	3,819,100
Genworth Financial, Inc. Class A (a)	393,248	4,486,960
Lincoln National Corp.	50,661	1,847,607
MBIA, Inc. (a)	149,964	1,996,021
PartnerRe, Ltd.	27,897	2,526,352
Progressive Corp. (The)	7,819	198,759
Protective Life Corp.	100,800	3,871,728

M-336	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
StanCorp Financial Group, Inc.	3,708	$183,212
Validus Holdings, Ltd.	49,791	1,798,451
White Mountains Insurance Group, Ltd.	9	5,175
XL Group PLC	103,118	3,126,538

		44,275,434

Internet & Catalog Retail 0.9%
Expedia, Inc.	73,345	4,411,702
Liberty Interactive Corp. Class A (a)	70,837	1,629,959
Netflix, Inc. (a)	34	7,177

		6,048,838

Internet Software & Services 1.7%
AOL, Inc. (a)	105,487	3,848,166
IAC/InterActiveCorp	65,117	3,096,964
Rackspace Hosting, Inc. (a)	1,599	60,586
VeriSign, Inc. (a)	96,394	4,304,956

		11,310,672

IT Services 3.4%
Alliance Data Systems Corp. (a)	4,544	822,600
Amdocs, Ltd.	7,425	275,393
Booz Allen Hamilton Holding Corp.	176,001	3,058,898
Computer Sciences Corp.	97,741	4,278,124
CoreLogic, Inc. (a)	153,302	3,552,007
NeuStar, Inc. Class A (a)	39,816	1,938,243
Total System Services, Inc.	38,743	948,429
Vantiv, Inc. Class A (a)	144,952	4,000,675
VeriFone Systems, Inc. (a)	31,335	526,741
Western Union Co. (The)	144,342	2,469,692

		21,870,802

Leisure Equipment & Products 0.1%
Hasbro, Inc.	15,887	712,214

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	97,879	4,185,306

Machinery 1.6%
AGCO Corp.	21,328	1,070,452
Dover Corp.	10,680	829,409
Ingersoll-Rand PLC	10,944	607,611
ITT Corp.	16,843	495,352
Navistar International Corp. (a)	7,008	194,542
Oshkosh Corp. (a)	10,798	410,000
Parker Hannifin Corp.	558	53,233
Pentair, Ltd.	26,594	1,534,208
Terex Corp. (a)	76,989	2,024,811
Timken Co.	30,488	1,715,865
Toro Co. (The)	13,322	604,952
Trinity Industries, Inc.	17,547	674,507

		10,214,942

	Shares	Value
Media 5.3%
AMC Networks, Inc. Class A (a)	61,177	$4,001,587
Cablevision Systems Corp. Class A	251,779	4,234,923
Charter Communications, Inc. Class A (a)	38,969	4,826,311
Cinemark Holdings, Inc.	127,265	3,553,239
DISH Network Corp. Class A	87,225	3,708,807
Gannett Co., Inc.	90,253	2,207,588
Lamar Advertising Co. Class A (a)	755	32,767
Liberty Global PLC Class A (a)	32,321	2,394,340
Liberty Media Corp.—Class A (a)	13,543	1,716,711
Omnicom Group, Inc.	17,404	1,094,189
Regal Entertainment Group Class A	155,678	2,786,636
Washington Post Co. (The) Class B	7,835	3,790,338

		34,347,436

Multi-Utilities 1.2%
Ameren Corp.	617	21,249
CenterPoint Energy, Inc.	28,877	678,321
Consolidated Edison, Inc.	19,071	1,112,030
DTE Energy Co.	63,576	4,260,228
Public Service Enterprise Group, Inc.	51,108	1,669,187
Sempra Energy	599	48,974

		7,789,989

Multiline Retail 1.2%
Big Lots, Inc. (a)	28,793	907,844
Dillard’s, Inc. Class A	44,191	3,622,336
Macy’s, Inc.	72,868	3,497,664

		8,027,844

Office Electronics 0.4%
Xerox Corp.	255,441	2,316,850

Oil, Gas & Consumable Fuels 3.4%
Alpha Natural Resources, Inc. (a)	196,468	1,029,492
CVR Energy, Inc.	36,674	1,738,348
HollyFrontier Corp.	102,738	4,395,132
Marathon Petroleum Corp.	41,810	2,971,019
Murphy Oil Corp.	71,458	4,351,078
Noble Energy, Inc.	4,634	278,225
PBF Energy, Inc.	622	16,110
Peabody Energy Corp.	53,852	788,393
Tesoro Corp.	79,930	4,181,937
Valero Energy Corp.	74,773	2,599,857

		22,349,591

Paper & Forest Products 0.3%
International Paper Co.	38,828	1,720,469

Personal Products 1.3%
Avon Products, Inc.	22,716	477,718
Herbalife, Ltd.	88,429	3,991,685
Nu Skin Enterprises, Inc. Class A	67,851	4,147,053

		8,616,456

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-337

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 2.9%
Actavis, Inc. (a)	23,657	$2,985,986
Endo Health Solutions, Inc. (a)	110,275	4,057,017
Mylan, Inc. (a)	163,922	5,086,500
Salix Pharmaceuticals, Ltd. (a)	47,944	3,171,496
Warner Chilcott PLC Class A	176,735	3,513,492

		18,814,491

Professional Services 1.2%
ManpowerGroup, Inc.	67,103	3,677,245
Robert Half International, Inc.	120,897	4,017,407

		7,694,652

Real Estate Investment Trusts 5.3%
Boston Properties, Inc.	10,420	1,098,997
CBL & Associates Properties, Inc.	147,312	3,155,423
Corrections Corporation of America	59,908	2,029,084
Essex Property Trust, Inc.	3,628	576,562
General Growth Properties, Inc.	16,237	322,629
♦HCP, Inc.	119,302	5,421,083
♦Health Care REIT, Inc.	77,756	5,211,985
Hospitality Properties Trust	4,962	130,401
Host Hotels & Resorts, Inc.	282,748	4,769,959
Plum Creek Timber Co., Inc.	68,260	3,185,694
Rayonier, Inc.	16,076	890,450
Tanger Factory Outlet Centers, Inc.	32,844	1,098,960
♦Ventas, Inc.	77,423	5,377,801
Vornado Realty Trust	2,609	216,156
Weyerhaeuser Co.	37,614	1,071,623

		34,556,807

Real Estate Management & Development 0.1%
CBRE Group, Inc. (a)	20,987	490,256

Road & Rail 1.2%
AMERCO	4,848	784,891
Avis Budget Group, Inc. (a)	67,999	1,954,971
Con-way, Inc.	2,015	78,504
Hertz Global Holdings, Inc. (a)	135,753	3,366,675
J.B. Hunt Transport Services, Inc.	9,874	713,298
Ryder System, Inc.	10,282	625,043

		7,523,382

Semiconductors & Semiconductor Equipment 2.7%
Applied Materials, Inc.	13,820	206,056
First Solar, Inc. (a)	45,919	2,053,957
KLA-Tencor Corp.	14,187	790,641
Lam Research Corp. (a)	15,604	691,881
LSI Corp. (a)	438,154	3,128,420
Marvell Technology Group, Ltd.	367,444	4,302,769
Maxim Integrated Products, Inc.	2,556	71,006
♦Micron Technology, Inc. (a)	431,829	6,188,110

		17,432,840

	Shares	Value
Software 3.9%
Activision Blizzard, Inc.	297,650	$4,244,489
Autodesk, Inc. (a)	50,917	1,728,123
CA, Inc.	171,050	4,897,162
Cadence Design Systems, Inc. (a)	82,628	1,196,453
Electronic Arts, Inc. (a)	75,319	1,730,077
Intuit, Inc.	41,794	2,550,688
Rovi Corp. (a)	160,026	3,654,994
♦Symantec Corp.	241,384	5,423,899
Synopsys, Inc. (a)	2,027	72,465

		25,498,350

Specialty Retail 6.4%
Abercrombie & Fitch Co. Class A	82,747	3,744,302
Advance Auto Parts, Inc.	31,810	2,582,018
American Eagle Outfitters, Inc.	210,283	3,839,768
Best Buy Co., Inc.	166,016	4,537,217
CST Brands, Inc. (a)	86,942	2,678,683
Foot Locker, Inc.	17,399	611,227
GameStop Corp. Class A	108,100	4,543,443
♦Gap, Inc. (The)	123,840	5,167,843
L Brands, Inc.	225	11,081
O’Reilly Automotive, Inc. (a)	45,853	5,163,965
PetSmart, Inc.	56,197	3,764,637
Sears Hometown and Outlet Stores, Inc. (a)	21,641	946,144
Staples, Inc.	248,861	3,946,935

		41,537,263

Textiles, Apparel & Luxury Goods 1.9%
Coach, Inc.	14,406	822,439
Deckers Outdoor Corp. (a)	72,269	3,650,307
Fossil Group, Inc. (a)	34,859	3,601,283
Hanesbrands, Inc.	81,644	4,198,134
VF Corp.	482	93,055

		12,365,218

Thrifts & Mortgage Finance 0.4%
Capitol Federal Financial, Inc.	61,929	751,818
Ocwen Financial Corp. (a)	48,963	2,018,255

		2,770,073

Tobacco 0.6%
Lorillard, Inc.	92,413	4,036,600

Trading Companies & Distributors 1.0%
MRC Global, Inc. (a)	126,521	3,494,510
W.W. Grainger, Inc.	11,988	3,023,134

		6,517,644

Wireless Telecommunication Services 2.2%
♦Crown Castle International Corp. (a)	72,186	5,225,545
Sprint Nextel Corp. (a)	93,073	653,373
T-Mobile U.S., Inc.	139,462	3,460,052

M-338	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services (continued)
Telephone & Data Systems, Inc.	166,083	$4,093,946
United States Cellular Corp.	21,460	787,367

		14,220,283

Total Common Stocks (Cost $542,511,991)		640,742,595

Exchange Traded Funds 1.1% (b)
S&P 500 Index—SPDR Trust Series 1	22,904	3,664,869
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	17,430	3,666,923

Total Exchange Traded Funds (Cost $6,764,306)		7,331,792

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $765,401 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $840,000 and a Market Value of $784,104)	$765,401	$765,401

Total Short-Term Investment (Cost $765,401)		765,401

Total Investments (Cost $550,041,698) (c)	100.0%	648,839,788
Other Assets, Less Liabilities	(0.0)‡	(283,100)
Net Assets	100.0%	$648,556,688

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2013, cost is $555,350,782 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$104,894,722
Gross unrealized depreciation	(11,405,716)

Net unrealized appreciation	$93,489,006

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$640,742,595	$—	$—	$640,742,595
Exchange Traded Funds	7,331,792	—	—	7,331,792
Short-Term Investment
Repurchase Agreement	—	765,401	—	765,401

Total Investments in Securities	$648,074,387	$765,401	$—	$648,839,788

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-339

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $550,041,698)	$648,839,788
Receivables:
Dividends and interest	681,778
Fund shares sold	431,462
Other assets	2,843

Total assets	649,955,871

Liabilities
Payables:
Investment securities purchased	458,662
Manager (See Note 3)	425,572
Fund shares redeemed	364,223
NYLIFE Distributors (See Note 3)	70,240
Shareholder communication	40,663
Professional fees	28,759
Custodian	8,019
Trustees	1,052
Accrued expenses	1,993

Total liabilities	1,399,183

Net assets	$648,556,688

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,939
Additional paid-in capital	439,185,303

439,230,242
Undistributed net investment income	8,642,262
Accumulated net realized gain (loss) on investments	101,886,094
Net unrealized appreciation (depreciation) on investments	98,798,090

Net assets	$648,556,688

Initial Class
Net assets applicable to outstanding shares	$306,739,760

Shares of beneficial interest outstanding	21,149,183

Net asset value per share outstanding	$14.50

Service Class
Net assets applicable to outstanding shares	$341,816,928

Shares of beneficial interest outstanding	23,789,473

Net asset value per share outstanding	$14.37

M-340	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,780,664
Interest	51

Total income	4,780,715

Expenses
Manager (See Note 3)	2,472,355
Distribution and service—Service Class (See Note 3)	398,412
Shareholder communication	40,371
Professional fees	28,848
Custodian	17,355
Trustees	6,103
Miscellaneous	9,413

Total expenses before waiver/reimbursement	2,972,857
Expense waiver/reimbursement from Manager (See Note 3)	(43,634)

Net expenses	2,929,223

Net investment income (loss)	1,851,492

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	62,847,684
Net change in unrealized appreciation (depreciation) on investments	29,968,031

Net realized and unrealized gain (loss) on investments	92,815,715

Net increase (decrease) in net assets resulting from operations	$94,667,207

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-341

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,851,492	$6,966,529
Net realized gain (loss) on investments	62,847,684	47,420,938
Net change in unrealized appreciation (depreciation) on investments	29,968,031	34,681,767

Net increase (decrease) in net assets resulting from operations	94,667,207	89,069,234

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(1,800,386)
Service Class	—	(1,444,408)

	—	(3,244,794)

From net realized gain on investments:
Initial Class	—	(18,994,762)
Service Class	—	(22,948,043)

	—	(41,942,805)

Total dividends and distributions to shareholders	—	(45,187,599)

Capital share transactions:
Net proceeds from sale of shares	81,949,661	50,029,189
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	45,187,599
Cost of shares redeemed	(42,790,984)	(187,346,420)

Increase (decrease) in net assets derived from capital share transactions	39,158,677	(92,129,632)

Net increase (decrease) in net assets	133,825,884	(48,247,997)

Net Assets
Beginning of period	514,730,804	562,978,801

End of period	$648,556,688	$514,730,804

Undistributed net investment income at end of period	$8,642,262	$6,790,770

M-342	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.23		$11.40	$11.87	$9.63	$7.07	$14.86

Net investment income (loss)	0.05	(a)	0.17 (a)	0.08 (a)	0.10	0.07 (a)	0.06
Net realized and unrealized gain (loss) on investments	2.22		1.80	(0.44)	2.18	2.54	(6.29)

Total from investment operations	2.27		1.97	(0.36)	2.28	2.61	(6.23)

Less dividends and distributions:
From net investment income	—		(0.10)	(0.11)	(0.04)	(0.05)	(0.04)
From net realized gain on investments	—		(1.04)	—	—	—	(1.52)

Total dividends and distributions	—		(1.14)	(0.11)	(0.04)	(0.05)	(1.56)

Net asset value at end of period	$14.50		$12.23	$11.40	$11.87	$9.63	$7.07

Total investment return	18.56	%(b)	17.52%	(2.99%)	23.64%	36.93%	(42.24%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78	%††	1.38%	0.63%	0.86%	0.84%	0.54%
Net expenses	0.87	%††	0.89%	0.90%	0.90%	0.94%	0.93%
Expenses (before waiver/reimbursement)	0.89%		—	—	—	—	—
Portfolio turnover rate	85%		186%	161%	169%	192%	173%
Net assets at end of period (in 000’s)	$306,740		$231,959	$295,511	$417,904	$348,595	$108,882

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.13		$11.31	$11.78	$9.57	$7.02	$14.75

Net investment income (loss)	0.04	(a)	0.15 (a)	0.05 (a)	0.07	0.05 (a)	0.03
Net realized and unrealized gain (loss) on investments	2.20		1.78	(0.44)	2.17	2.52	(6.24)

Total from investment operations	2.24		1.93	(0.39)	2.24	2.57	(6.21)

Less dividends and distributions:
From net investment income	—		(0.07)	(0.08)	(0.03)	(0.02)	(0.00)‡
From net realized gain on investments	—		(1.04)	—	—	—	(1.52)

Total dividends and distributions	—		(1.11)	(0.08)	(0.03)	(0.02)	(1.52)

Net asset value at end of period	$14.37		$12.13	$11.31	$11.78	$9.57	$7.02

Total investment return	18.47	%(b)(c)	17.22%	(3.23%)	23.33%	36.58%	(42.38%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52	%††	1.26%	0.39%	0.61%	0.61%	0.29%
Net expenses	1.12	%††	1.14%	1.15%	1.15%	1.19%	1.18%
Expenses (before waiver/reimbursement)	1.14%		—	—	—	—	—
Portfolio turnover rate	85%		186%	161%	169%	192%	173%
Net assets at end of period (in 000’s)	$341,817		$282,772	$267,468	$299,601	$256,533	$91,805

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-343

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	6.82%	13.66%	6.32%	5.89%	1.01%
Service Class Shares	6.69	13.38	6.07	5.63	1.26

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	13.82%	20.60%	7.01%	5.50%
MSCI EAFE® Index[3]	4.10	18.62	–0.63	2.09
Barclays U.S. Aggregate Bond Index[3]	–2.44	–0.69	5.19	5.22
Moderate Allocation Composite Index[3]	6.16	11.53	5.99	5.44
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	4.54	10.38	5.01	4.00

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-344	MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,068.20	$0.15	$1,024.60	$0.15

Service Class Shares	$1,000.00	$1,066.90	$1.43	$1,023.40	$1.40

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	M-345

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-350 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-346	MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Moderate Allocation Portfolio returned 6.82% for Initial Class shares and 6.69% for Service Class shares. Over the same period, both share classes underperformed the 13.82% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 4.10% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio, as well as the –2.44% return of the Barclays U.S. Aggregate Bond Index.2 Both share classes outperformed the 6.16% return of the Moderate Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Allocation Composite Index are additional benchmarks of the Portfolio. Both share classes outperformed the 4.54% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2013, the Portfolio’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Portfolio may invest by an additional 10 percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other Funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. This difference—particularly the Portfolio’s significant allocation to Underlying

Portfolios/Funds that invest in fixed-income securities and emerging-market stocks—accounted for many of the performance challenges the Portfolio faced relative to the S&P 500® Index.

Although the Portfolio showed strong performance relative to its peers, the return advantage relative to the Moderate Allocation Composite Index was marginal. Our effort to manage the Portfolio’s risk posture by adjusting exposure to stocks and bonds contributed positively to the Fund’s relative performance. An aggressive bias in favor of Underlying Portfolios/Funds that invest in stocks over Underlying Portfolios/Funds that invest bonds at the start of the reporting period was gradually reduced over the late winter and early spring months. This strategy was well rewarded.

Also helping relative performance was a large allocation to Underlying Portfolios/Funds that invest in short-duration3 products like bank loans and cash instruments. Both of these asset classes held up well in a rising interest-rate environment. Rising interest rates translated into losses for traditional longer-duration investment-grade bonds.

Detracting from these gains was a significant position in Underlying Portfolios/Funds that invest in emerging-market equities. Emerging-market equities trailed developed-market equities by a very wide margin during the first half of 2013.

Performance among Underlying Portfolios/Funds within the pool of eligible investments was, as always, mixed. Some fared quite well relative to their peers and benchmarks. Among these were MainStay VP Unconstrained Bond Portfolio, MainStay VP Common Stock Portfolio, MainStay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund. Other Underlying Portfolios/Funds fared less well. Among these were MainStay VP Cornerstone Growth Portfolio, MainStay ICAP Equity Fund and MainStay VP Floating Rate Portfolio. While positioning vis-à-vis asset classes generally added to returns, excess returns4 emanating from Underlying Portfolios/Funds detracted moderately on balance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Excess return refers to the difference—positive or negative—between the investment return of a security, sector or portfolio and the return of a comparable benchmark position or an index with a similar level of risk.

mainstayinvestments.com	M-347

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

As noted above, the Portfolio’s allocations to Underlying Portfolios/Funds that invest in stocks and to those that invest in bonds varied over the course of the reporting period in response to the changing environment. We began the reporting period substantially overweight in equities, believing that price multiples and bond yields would rise as uncertainty around public policy subsided and the traction behind economic growth increased. We started backing away from that stance only after the market had risen sharply, and we locked in substantial gains.

Within equities, there were a few evident themes. First, we gradually reversed a bias (in place for the past few years) favoring Underlying Portfolios/Funds that invest in large-cap companies over those that invest in smaller companies. Smaller companies tend to have less exposure to soft overseas markets, are less vulnerable to an appreciating dollar and generally have a higher beta.5 Second, the Portfolio maintained its bias in favor of Underlying Portfolios/Funds that invest in U.S. stocks over those that invest in stocks of other developed markets. We were particularly concerned about markets that may in the years ahead struggle with deleveraging issues even greater than those presented in the United States. Third, the Portfolio continued to invest prominently in Underlying Portfolios/Funds that invest in emerging-market stocks, despite some perceived credit excesses and the threat of capital flight. We maintained these investments because we believe that emerging markets offer exceptional valuations, are poised to see trade volumes grow as developed markets recover, and are likely to experience substantial growth in domestic demand as their populations increasingly shift into the middle class. Neither of the first two themes had a materially positive or negative impact on the Portfolio’s relative performance, but our emphasis on emerging markets proved costly.

On the fixed-income side of the Portfolio, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index as we anticipated that interest rates would rise toward their historical averages as the economy continued to stabilize. That proved true in the first half of 2013. The Portfolio also heavily favored Underlying Portfolios/Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflects our view that corporations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates will remain quite low for the next few years, rendering the higher yield available on corporate bonds attractive. In terms of relative performance, credit exposure was once again a plus.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio initiated new positions or added to recent ones during the reporting period. The largest of these was MainStay Marketfield Fund, where the Portfolio’s initial investment was in December 2012. This Underlying Fund offered a dynamic approach to investing in global equities. The Portfolio’s position in MainStay Marketfield Fund was sold and a position in MainStay VP Marketfield Portfolio was established when the Underlying Portfolio became available in May 2013. Another new position was in MainStay VP Cornerstone Growth Portfolio, which saw a change of Subadvisor early in the reporting period. MainStay High Yield Municipal Bond Fund was added as a means of further diversifying credit risk, and MainStay Short Duration Bond Fund entered the Underlying Portfolio/Fund mix as a way to further reduce the Portfolio’s interest-rate sensitivity.

We enlarged the Portfolio’s positions in MainStay Epoch U.S. All Cap Fund and MainStay VP Mid Cap Core Portfolio as part of an effort to move down the capitalization spectrum. As part of the same strategy, we reduced the size of the Portfolio’s positions in MainStay

5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-348	MainStay VP Moderate Allocation Portfolio

VP Large Cap Growth Portfolio, MainStay MAP Fund and MainStay U.S. Equity Opportunities Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

MainStay VP Mid Cap Core Portfolio provided the highest total return for the reporting period, followed by MainStay VP Small Cap Core Portfolio and MainStay U.S. Equity Opportunities Fund. MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio was the only Underlying Equity Portfolio/Fund holding to post a negative return. During the reporting period, MainStay VP International Portfolio and MainStay ICAP International Fund generated positive but very small returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant positive contributions to the Portfolio’s performance came from two of its largest holdings, MainStay U.S. Equity Opportunities Fund and MainStay MAP Fund. (Contributions take weightings and total returns into account.) A much smaller position in MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio was the only equity position to provide a negative total return. The contribution from MainStay VP Common Stock Portfolio was close to zero, but only because the position was very small.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Signs of economic strength led to speculation regarding when the U.S. central bank would begin to slow the aggressive pace at which it has been expanding its balance sheet. Although overnight lending rates are expected to remain near zero for the foreseeable future, monetary policy that is less stimulative and economic growth that appears to be accelerating suggest that higher interest rates further out the yield curve6 are likely in the future. A move in that direction began late in the spring, as the yield on 10-year U.S. Treasury bonds rose by almost a full percentage point from the end of April to the end of June 2013. The rise in interest rates translated into losses on long-duration high-grade fixed-income instruments, including U.S. government bonds, mortgage-backed securities and investment-grade corporate debt. Shorter-duration and lower-quality fixed-income securities generally fared better, but good total returns were hard to find among bonds during the first half of 2013.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Fund’s performance and which segments were particularly weak?

Thanks to their link to equities, convertible bonds fared very well. Among other fixed-income options, floating-rate debt held up nicely as it remained largely insulated from interest-rate changes and corporate health generally remained sound. For similar reasons, high-yield corporate bonds were also strong, relatively speaking. Faring decidedly less well were municipal bonds and emerging-market debt, both of which felt something of a liquidity squeeze as redemption requests came at a fast and furious pace. High-grade long-duration bonds also struggled mightily during the reporting period.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

Of the Portfolio’s fixed-income holdings, MainStay VP Floating Rate Portfolio made the largest positive contribution to return by a wide margin. This Underlying Portfolio was followed by MainStay VP High Yield Corporate Bond Portfolio. Detracting from performance were MainStay VP Bond Portfolio and MainStay Intermediate Term Bond Fund.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-349

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value

Affiliated Investment Companies 100.0%†
Equity Funds 63.0%
MainStay Epoch Global Choice Fund Class I (a)	1,545,292	$28,850,586
MainStay Epoch International Small Cap Fund Class I	6,395	125,146
MainStay Epoch U.S. All Cap Fund Class I (a)	1,644,318	42,242,530
MainStay ICAP Equity Fund Class I	854,317	38,897,047
MainStay ICAP International Fund Class I	547,445	17,047,438
MainStay International Opportunities Fund Class I (a)	2,881,703	22,304,380
MainStay MAP Fund Class I (a)	2,339,582	93,770,433
MainStay U.S. Equity Opportunities Fund Class I (a)	9,038,462	82,792,310
MainStay VP Common Stock Portfolio Initial Class	8,437	179,192
MainStay VP Cornerstone Growth Fund Initial Class	643,296	18,722,952
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)(b)	2,999,408	26,275,807
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	738,844	8,366,419
MainStay VP ICAP Select Equity Portfolio Initial Class	105,331	1,640,683
MainStay VP International Equity Portfolio Initial Class	541,539	6,712,510
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	4,328,108	81,046,311
MainStay VP Marketfield Fund Initial Class (a)(b)	1,910,022	19,597,625
MainStay VP Mid Cap Core Portfolio Initial Class	871,574	12,640,978
MainStay VP S&P 500 Index Portfolio Initial Class	1,200,257	39,464,052
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)(b)	5,235,334	64,505,525
MainStay VP U.S. Small Cap Portfolio Initial Class	420,834	4,979,641

Total Equity Funds (Cost $543,235,238)		610,161,565

Fixed Income Funds 37.0%
MainStay High Yield Municipal Bond Fund Class I	814,639	9,221,715
MainStay High Yield Opportunities Fund Class I	63,297	754,498
MainStay Intermediate Term Bond Fund Class I (a)	3,617,895	38,494,406
MainStay Short Duration High Yield Fund Class I (a)	1,408,352	13,900,434
MainStay Short Term Bond Fund Class I (a)	536,745	5,125,915

	Shares	Value

Fixed Income Funds (continued)
MainStay VP Bond Portfolio Initial Class (a)	10,522,773	$151,003,512
MainStay VP Cash Management Portfolio Initial Class	11,239,509	11,240,397
MainStay VP Floating Rate Portfolio Initial Class (a)	8,462,814	78,424,005
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,359,889	14,082,803
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,500,291	35,977,038

Total Fixed Income Funds (Cost $363,966,829)		358,224,723

Total Investments (Cost $907,202,067) (c)	100.0%	968,386,288
Other Assets, Less Liabilities	(0.0)‡	(104,624)
Net Assets	100.0%	$968,281,664

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2013, cost is $909,855,812 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$71,400,102
Gross unrealized depreciation	(12,869,626)

Net unrealized appreciation	$58,530,476

M-350	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$610,161,565	$—	$—	$610,161,565
Fixed Income Funds	358,224,723	—	—	358,224,723

Total Investments	$968,386,288	$—	$—	$968,386,288

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-351

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $907,202,067)	$968,386,288
Receivables:
Fund shares sold	363,437
Dividends	311,863
Other assets	6,869

Total assets	969,068,457

Liabilities
Payables:
Investment securities purchased	311,861
NYLIFE Distributors (See Note 3)	192,741
Fund shares redeemed	186,674
Shareholder communication	67,747
Professional fees	23,806
Trustees	1,691
Accrued expenses	2,273

Total liabilities	786,793

Net assets	$968,281,664

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$81,692
Additional paid-in capital	875,673,104

875,754,796
Undistributed net investment income	20,411,887
Accumulated net realized gain (loss) on investments	10,930,760
Net unrealized appreciation (depreciation) on investments	61,184,221

Net assets	$968,281,664

Initial Class
Net assets applicable to outstanding shares	$33,517,240

Shares of beneficial interest outstanding	2,810,836

Net asset value per share outstanding	$11.92

Service Class
Net assets applicable to outstanding shares	$934,764,424

Shares of beneficial interest outstanding	78,881,246

Net asset value per share outstanding	$11.85

M-352	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,945,011

Expenses
Distribution and service—Service Class (See Note 3)	1,119,622
Shareholder communication	65,745
Professional fees	28,466
Trustees	10,015
Custodian	3,059
Miscellaneous	11,976

Total expenses	1,238,883

Net investment income (loss)	1,706,128

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	26,526,523
Net change in unrealized appreciation (depreciation) on investments	29,767,676

Net realized and unrealized gain (loss) on investments	56,294,199

Net increase (decrease) in net assets resulting from operations	$58,000,327

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-353

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,706,128	$12,954,370
Net realized gain (loss) on investments from affiliated investment companies transactions	26,526,523	41,115,975
Net change in unrealized appreciation (depreciation) on investments	29,767,676	33,840,572

Net increase (decrease) in net assets resulting from operations	58,000,327	87,910,917

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(490,591)
Service Class	—	(11,865,785)

	—	(12,356,376)

From net realized gain on investments:
Initial Class	—	(1,845,798)
Service Class	—	(50,502,457)

	—	(52,348,255)

Total dividends and distributions to shareholders	—	(64,704,631)

Capital share transactions:
Net proceeds from sale of shares	91,350,300	176,450,578
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	64,704,631
Cost of shares redeemed	(35,925,239)	(81,394,039)

Increase (decrease) in net assets derived from capital share transactions	55,425,061	159,761,170

Net increase (decrease) in net assets	113,425,388	182,967,456

Net Assets
Beginning of period	854,856,276	671,888,820

End of period	$968,281,664	$854,856,276

Undistributed net investment income at end of period	$20,411,887	$18,705,759

M-354	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.16		$10.76	$10.90	$9.85	$8.30	$11.32

Net investment income (loss)	0.04	(a)	0.21 (a)	0.21 (a)	0.21 (a)	0.20	0.21
Net realized and unrealized gain (loss) on investments	0.72		1.14	(0.12)	1.07	1.80	(3.06)

Total from investment operations	0.76		1.35	0.09	1.28	2.00	(2.85)

Less dividends and distributions:
From net investment income	—		(0.20)	(0.20)	(0.23)	(0.26)	(0.04)
From net realized gain on investments	—		(0.75)	(0.03)	—	(0.19)	(0.13)

Total dividends and distributions	—		(0.95)	(0.23)	(0.23)	(0.45)	(0.17)

Net asset value at end of period	$11.92		$11.16	$10.76	$10.90	$9.85	$8.30

Total investment return	6.81	%(b)(c)	12.61%	0.94%	13.09%	24.22%	(25.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61	%††	1.88%	1.88%	2.10%	3.00%	2.56%
Net expenses(d)	0.03	%††	0.03%	0.04%	0.05%	0.05%	0.06%
Portfolio turnover rate	27%		55%	63%	37%	40%	46%
Net assets at end of period (in 000’s)	$33,517		$29,575	$23,369	$24,136	$19,224	$12,681

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.11		$10.71	$10.86	$9.82	$8.28	$11.30

Net investment income (loss)	0.02	(a)	0.19 (a)	0.18 (a)	0.19 (a)	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.72		1.14	(0.12)	1.06	1.78	(3.06)

Total from investment operations	0.74		1.33	0.06	1.25	1.97	(2.87)

Less dividends and distributions:
From net investment income	—		(0.18)	(0.18)	(0.21)	(0.24)	(0.02)
From net realized gain on investments	—		(0.75)	(0.03)	—	(0.19)	(0.13)

Total dividends and distributions	—		(0.93)	(0.21)	(0.21)	(0.43)	(0.15)

Net asset value at end of period	$11.85		$11.11	$10.71	$10.86	$9.82	$8.28

Total investment return	6.66	%(b)(c)	12.33%	0.69%	12.81%	23.99%	(25.38%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36	%††	1.65%	1.68%	1.89%	2.76%	2.21%
Net expenses(d)	0.28	%††	0.28%	0.29%	0.30%	0.30%	0.31%
Portfolio turnover rate	27%		55%	63%	37%	40%	46%
Net assets at end of period (in 000’s)	$934,764		$825,281	$648,520	$572,578	$421,477	$287,680

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-355

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	9.76%	18.34%	6.03%	5.73%	1.09%
Service Class Shares	9.63	18.05	5.77	5.47	1.34

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	13.82%	20.60%	7.01%	5.50%
MSCI EAFE® Index[3]	4.10	18.62	–0.63	2.09
Barclays U.S. Aggregate Bond Index[3]	–2.44	–0.69	5.19	5.22
Moderate Growth Allocation Composite Index[3]	8.98	15.83	5.83	5.22
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	6.60	13.77	5.01	3.91

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-356	MainStay VP Moderate Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,097.60	$0.10	$1,024.70	$0.10

Service Class Shares	$1,000.00	$1,096.30	$1.40	$1,023.50	$1.35

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.02% for Initial Class and 0.27% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	M-357

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-362 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-358	MainStay VP Moderate Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Moderate Growth Allocation Portfolio returned 9.76% for Initial Class shares and 9.63% for Service Class shares. Over the same period, both share classes underperformed the 13.82% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 4.10% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio, as well as the –2.44% return of the Barclays U.S. Aggregate Bond Index2 and the 8.98% return of the Moderate Growth Allocation Composite Index,2 which are additional benchmarks of the Portfolio. Both share classes outperformed the 6.60% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2013, the Portfolio’s Principal Investment Strategies were modified to broaden the investment ranges for each of the asset classes in which the Portfolio may invest by an additional 10 percentage points. Also effective February 28, 2013, Poul Kristensen, CFA, was added as a portfolio manager.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other Funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. This difference—particularly the Portfolio’s significant allocation to Underlying Portfolios/Funds that invest in fixed-income securities and emerging-market stocks—accounted for many of the performance challenges the Portfolio faced relative to the S&P 500® Index.

Although the Portfolio showed strong performance relative to its peers, the return advantage relative to the Moderate Growth Allocation Composite Index was marginal. Our effort to manage the Portfolio’s risk posture by adjusting exposure to stocks and bonds contributed positively to the Fund’s relative performance. An aggressive bias in favor of Underlying Portfolios/Funds that invest in stocks over Underlying Portfolios/Funds that invest in bonds at the start of the reporting period was gradually reduced over the late winter and early spring months. This strategy was well rewarded.

Also helping relative performance was a large allocation to Underlying Portfolios/Funds that invest in short-duration3 products like bank loans and cash instruments. Both of these asset classes held up well in a rising interest-rate environment. Rising interest rates translated into losses for traditional longer-duration investment-grade bonds.

Detracting from these gains was a significant position in Underlying Portfolios/Funds that invest in emerging-market equities. Emerging-market equities trailed developed-market equities by a very wide margin during the first half of 2013.

Performance among Underlying Portfolios/Funds within the pool of eligible investments was, as always, mixed. Some fared quite well relative to their peers and benchmarks. Among these were MainStay VP Unconstrained Bond Portfolio, MainStay VP Common Stock Portfolio, MainStay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund. Other Underlying Portfolios/Funds fared less well. Among these were MainStay VP Cornerstone Growth Portfolio, MainStay ICAP Equity Fund and MainStay VP Floating Rate Portfolio. While positioning vis-à-vis asset classes generally added to returns, excess returns4 emanating from Underlying Portfolios/Funds did not significantly add to or detract from the Portfolio’s relative performance on balance.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Excess return refers to the difference—positive or negative—between the investment return of a security, sector or portfolio and the return of a comparable benchmark position or an index with a similar level of risk.

mainstayinvestments.com	M-359

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

As noted above, the Portfolio’s allocations to Underlying Portfolios/Funds that invest in stocks and to those that invest in bonds varied over the course of the reporting period in response to the changing environment. We began the reporting period substantially overweight in equities, believing that price multiples and bond yields would rise as uncertainty around public policy subsided and the traction behind economic growth increased. We started backing away from that stance only after the market had risen sharply, and we locked in substantial gains.

Within equities, there were a few evident themes. First, we gradually reversed a bias (in place for the past few years) favoring Underlying Portfolios/Funds that invest in large-cap companies over those that invest in smaller companies. Smaller companies tend to have less exposure to soft overseas markets, are less vulnerable to an appreciating dollar and generally have a higher beta.5 Second, the Portfolio maintained its bias in favor of Underlying Portfolios/Funds that invest in U.S. stocks over those that invest in stocks of other developed markets. We were particularly concerned about markets that may in the years ahead struggle with deleveraging issues even greater than those presented in the United States. Third, the Portfolio continued to invest prominently in Underlying Portfolios/Funds that invest in emerging-market stocks, despite some perceived credit excesses and the threat of capital flight. We maintained these investments because we believe that emerging markets offer exceptional valuations, are poised to see trade volumes grow as developed markets recover, and are likely to experience substantial growth in domestic demand as their populations increasingly shift into the middle class. Neither of the first two themes had a materially positive or negative impact on the Portfolio’s relative performance, but our emphasis on emerging markets proved costly.

On the fixed-income side of the Portfolio, we maintained a shorter duration than the Barclays U.S. Aggregate Bond Index as we anticipated that interest rates would rise toward their historical averages as the economy continued to stabilize. That proved true in the first half of 2013. The Portfolio also heavily favored Underlying Portfolios/Funds that invest in corporate bonds over those that invest primarily in government-backed issues. This positioning reflects our view that corporations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates will remain quite low for the next few years, rendering the higher yield available on corporate bonds attractive. In terms of relative performance, credit exposure was once again a plus.

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio initiated new positions or added to recent ones during the reporting period. The largest of these was MainStay Marketfield Fund, where the Portfolio’s initial investment was in December 2012. This Underlying Fund offered a dynamic approach to investing in global equities. The Portfolio’s position in MainStay Marketfield Fund was sold and a position in MainStay VP Marketfield Portfolio was established when the Underlying Portfolio became available in May 2013. Another new position was in MainStay VP Cornerstone Growth Portfolio, which saw a change of Subadvisor early in the reporting period. MainStay High Yield Municipal Bond Fund was added as a means of further diversifying credit risk, and MainStay Short Duration Bond Fund entered the Underlying Portfolio/Fund mix as a way to further reduce the Portfolio’s interest-rate sensitivity.

We enlarged the Portfolio’s positions in MainStay Epoch U.S. All Cap Fund and MainStay VP Mid Cap Core Portfolio as part of an effort to move down the capitalization spectrum. As part of the same strategy,

5.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-360	MainStay VP Moderate Growth Allocation Portfolio

we reduced the size of the Portfolio’s positions in MainStay VP Large Cap Growth Portfolio and MainStay MAP Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

MainStay VP Mid Cap Core Portfolio provided the highest total return for the reporting period, followed by MainStay VP Small Cap Core Portfolio and MainStay U.S. Equity Opportunities Fund. MainStay VP DFA /DuPont Capital Emerging Markets Equity Portfolio was the only Underlying Equity Portfolio/Fund holding to post a negative return. During the reporting period, MainStay VP International Portfolio and MainStay ICAP International Fund generated positive but very small returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The most significant positive contributions to the Portfolio’s performance came from two of its largest holdings, MainStay MAP Fund and MainStay U.S. Equity Opportunities Fund. (Contributions take weightings and total returns into account.) A much smaller position in MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio was the only equity position to provide a negative total return. The contribution from MainStay Epoch International Small Cap Fund was close to zero, but only because the position was very small.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Signs of economic strength led to speculation regarding when the U.S. central bank would begin to slow the aggressive pace at which it has been expanding its balance sheet. Although overnight lending rates are expected to remain near zero for the foreseeable future, monetary policy that is less stimulative and economic growth that appears to be accelerating suggest that higher interest rates further out the yield curve6 are likely in the future. A move in that direction began late in the spring, as the yield on 10-year U.S. Treasury bonds rose by almost a full percentage point from the end of April to the end of June 2013. The rise in interest rates translated into losses on long-duration high-grade fixed-income instruments, including U.S. government bonds, mortgage-backed securities and investment-grade corporate debt. Shorter-duration and lower-quality fixed-income securities generally fared better, but good total returns were hard to find among bonds during the first half of 2013.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Fund’s performance and which segments were particularly weak?

Thanks to their link to equities, convertible bonds fared very well. Among other fixed-income options, floating-rate debt held up nicely as it remained largely insulated from interest-rate changes and corporate health generally remained sound. For similar reasons, high-yield corporate bonds were also strong, relatively speaking. Faring decidedly less well were municipal bonds and emerging-market debt, both of which felt something of a liquidity squeeze as redemption requests came at a fast and furious pace. High-grade long-duration bonds also struggled mightily during the reporting period.

Which Underlying Fixed Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

Of the Portfolio’s fixed-income holdings, MainStay VP Floating Rate Portfolio made the largest positive contribution to return by a wide margin. This Underlying Portfolio was followed by MainStay VP High Yield Corporate Bond Portfolio. Detracting from performance were MainStay Intermediate Term Bond Fund and MainStay High Yield Municipal Bond Fund.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-361

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 82.8%
MainStay Epoch Global Choice Fund Class I (a)	1,991,363	$37,178,728
MainStay Epoch International Small Cap Fund Class I	41,623	814,569
MainStay Epoch U.S. All Cap Fund Class I (a)	2,276,525	58,483,939
MainStay ICAP Equity Fund Class I (a)	1,226,273	55,832,201
MainStay ICAP International Fund Class I (a)	1,549,338	48,246,387
MainStay International Opportunities Fund Class I (a)	8,437,508	65,306,312
MainStay MAP Fund Class I (a)	4,226,141	169,383,747
MainStay U.S. Equity Opportunities Fund Class I (a)	15,006,063	137,455,536
MainStay VP Common Stock Portfolio Initial Class	215,532	4,577,657
MainStay VP Cornerstone Growth Fund Initial Class (a)	818,637	23,826,210
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)(b)	4,431,069	38,817,629
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)(b)	4,565,597	51,699,268
MainStay VP ICAP Select Equity Portfolio Initial Class	362,644	5,648,698
MainStay VP International Equity Portfolio Initial Class (a)	1,579,372	19,576,709
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	7,091,037	132,783,732
MainStay VP Marketfield Fund Initial Class (a)	2,649,719	27,187,230
MainStay VP Mid Cap Core Portfolio Initial Class (a)	2,378,078	34,490,741
MainStay VP S&P 500 Index Portfolio Initial Class (a)	1,789,713	58,845,169
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)(b)	9,576,290	117,991,238
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	4,382,405	51,856,069
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class (b)	413,635	3,577,841

Total Equity Funds (Cost $1,009,032,539)		1,143,579,610

	Shares	Value
Fixed Income Funds 17.2%
MainStay High Yield Municipal Bond Fund Class I	796,568	$9,017,146
MainStay High Yield Opportunities Fund Class I	75,855	904,188
MainStay Intermediate Term Bond Fund Class I (a)	4,799,411	51,065,733
MainStay Short Duration High Yield Fund Class I (a)	1,920,901	18,959,289
MainStay Short Term Bond Fund Class I	416,671	3,979,207
MainStay VP Bond Portfolio Initial Class	147,404	2,115,276
MainStay VP Cash Management Portfolio Initial Class	223	223
MainStay VP Floating Rate Portfolio Initial Class (a)	10,239,756	94,890,744
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,870,346	19,369,028
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,537,032	36,354,677

Total Fixed Income Funds (Cost $237,953,248)		236,655,511

Total Investments (Cost $1,246,985,787) (c)	100.0%	1,380,235,121
Other Assets, Less Liabilities	0.0 ‡	424,803
Net Assets	100.0%	$1,380,659,924

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2013, cost is $1,259,226,291 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$139,692,457
Gross unrealized depreciation	(18,683,627)

Net unrealized appreciation	$121,008,830

†	Percentages indicated are based on Portfolio net assets.

M-362	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,143,579,610	$—	$—	$1,143,579,610
Fixed Income Funds	236,655,511	—	—	236,655,511

Total Investments	$1,380,235,121	$—	$—	$1,380,235,121

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-363

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,246,985,787)	$1,380,235,121
Receivables:
Fund shares sold	835,703
Dividends	371,645
Investment securities sold	68,612
Other assets	9,705

Total assets	1,381,520,786

Liabilities
Payables:
Investment securities purchased	440,256
NYLIFE Distributors (See Note 3)	273,703
Shareholder communication	90,714
Fund shares redeemed	25,683
Professional fees	25,530
Directors	2,315
Accrued expenses	2,661

Total liabilities	860,862

Net assets	$1,380,659,924

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$114,298
Additional paid-in capital	1,210,403,349

1,210,517,647
Undistributed net investment income	19,062,327
Accumulated net realized gain (loss) on investments	17,830,616
Net unrealized appreciation (depreciation) on investments	133,249,334

Net assets	$1,380,659,924

Initial Class
Net assets applicable to outstanding shares	$49,204,274

Shares of beneficial interest outstanding	4,048,506

Net asset value per share outstanding	$12.15

Service Class
Net assets applicable to outstanding shares	$1,331,455,650

Shares of beneficial interest outstanding	110,249,440

Net asset value per share outstanding	$12.08

M-364	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,460,523

Expenses
Distribution and service—Service Class (See Note 3)	1,553,721
Shareholder communication	90,427
Professional fees	34,186
Directors	13,734
Custodian	3,471
Miscellaneous	15,421

Total expenses	1,710,960

Net investment income (loss)	1,749,563

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	46,757,691
Net change in unrealized appreciation (depreciation) on investments	64,891,162

Net realized and unrealized gain (loss) on investments	111,648,853

Net increase (decrease) in net assets resulting from operations	$113,398,416

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-365

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,749,563	$13,065,871
Net realized gain (loss) on investments from affiliated investment companies transactions	46,757,691	50,625,489
Net change in unrealized appreciation (depreciation) on investments	64,891,162	68,751,763

Net increase (decrease) in net assets resulting from operations	113,398,416	132,443,123

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(501,251)
Service Class	—	(10,462,919)

	—	(10,964,170)

From net realized gain on investments:
Initial Class	—	(1,682,660)
Service Class	—	(41,196,799)

	—	(42,879,459)

Total dividends and distributions to shareholders	—	(53,843,629)

Capital share transactions:
Net proceeds from sale of shares	139,300,370	246,403,101
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	53,843,629
Cost of shares redeemed	(29,871,338)	(72,905,965)

Increase (decrease) in net assets derived from capital share transactions	109,429,032	227,340,765

Net increase (decrease) in net assets	222,827,448	305,940,259

Net Assets
Beginning of period	1,157,832,476	851,892,217

End of period	$1,380,659,924	$1,157,832,476

Undistributed net investment income at end of period	$19,062,327	$17,312,764

M-366	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.07		$10.16	$10.42	$9.25	$7.55	$11.51

Net investment income (loss) (a)	0.03		0.16	0.16	0.16	0.19	0.18
Net realized and unrealized gain (loss) on investments	1.05		1.32	(0.30)	1.16	1.93	(3.92)

Total from investment operations	1.08		1.48	(0.14)	1.32	2.12	(3.74)

Less dividends and distributions:
From net investment income	—		(0.13)	(0.12)	(0.15)	(0.24)	(0.06)
From net realized gain on investments	—		(0.44)	—	—	(0.18)	(0.16)

Total dividends and distributions	—		(0.57)	(0.12)	(0.15)	(0.42)	(0.22)

Net asset value at end of period	$12.15		$11.07	$10.16	$10.42	$9.25	$7.55

Total investment return	9.76	%(b)	14.66%	(1.21%)	14.33%	28.42%	(32.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51	%††	1.46%	1.55%	1.69%	2.35%	1.83%
Net expenses (c)	0.02	%††	0.03%	0.04%	0.05%	0.05%	0.06%
Portfolio turnover rate	25%		52%	52%	39%	45%	43%
Net assets at end of period (in 000’s)	$49,204		$44,210	$37,848	$38,098	$30,850	$21,525

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.02		$10.12	$10.39	$9.23	$7.53	$11.49

Net investment income (loss) (a)	0.02		0.14	0.15	0.14	0.17	0.16
Net realized and unrealized gain (loss) on investments	1.04		1.31	(0.32)	1.15	1.93	(3.92)

Total from investment operations	1.06		1.45	(0.17)	1.29	2.10	(3.76)

Less dividends and distributions:
From net investment income	—		(0.11)	(0.10)	(0.13)	(0.22)	(0.04)
From net realized gain on investments	—		(0.44)	—	—	(0.18)	(0.16)

Total dividends and distributions	—		(0.55)	(0.10)	(0.13)	(0.40)	(0.20)

Net asset value at end of period	$12.08		$11.02	$10.12	$10.39	$9.23	$7.53

Total investment return	9.62	%(b)(c)	14.37%	(1.46%)	14.05%	28.10%	(32.65%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26	%††	1.28%	1.41%	1.52%	2.08%	1.59%
Net expenses (d)	0.27	%††	0.28%	0.29%	0.30%	0.30%	0.31%
Portfolio turnover rate	25%		52%	52%	39%	45%	43%
Net assets at end of period (in 000’s)	$1,331,456		$1,113,622	$814,044	$603,988	$402,800	$293,907

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-367

MainStay VP PIMCO Real Return Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–7.87%	–5.32%	–1.87%	0.62%
Service Class Shares	–7.96	–5.51	–2.06	0.87

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
Barclays U.S. TIPS Index[3]	–7.39%	–4.78%	–1.72%
Average Lipper Variable Products Inflation-Protected Bond Portfolio[4]	–7.21	–4.44	–2.28

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Inflation-Protected Bond Portfolio is representative of portfolios that, by portfolio practice, invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-368	MainStay VP PIMCO Real Return Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2013, to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$921.30	$2.95	$1,021.70	$3.11

Service Class Shares	$1,000.00	$920.40	$3.95	$1,020.70	$4.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.62% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-369

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-373 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2013 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation–Indexed Notes, 0.125%–2.625%, due 7/15/13–1/15/23

2.	United States Treasury Inflation–Indexed Bonds, 0.625%–3.625%, due 1/15/25–2/15/43

3.	First Franklin Mortgage Loan Asset Backed Certificates, 0.533%–.573%, due 9/25/35–11/25/35

4.	BCAP LLC Trust, 5.25%, due 8/26/37

5.	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, due 4/15/18
6.	Dexia Credit Local S.A., 0.756%, due 4/29/14

7.	Mexican Bonos de Proteccion al Ahorro, 4.32%–4.49%, due 1/4/18–1/30/20

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 1.369%–4.445%, due 11/1/34–6/1/43

9.	Australia Government Bond, 2.50%–3.00%, due 9/20/25–9/20/30

10.	Bear Stearns Adjustable Rate Mortgage Trust, 3.148%, due 1/25/35

M-370	MainStay VP PIMCO Real Return Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Mihir Worah of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP PIMCO Real Return Portfolio returned –7.87% for Initial Class shares and –7.96% for Service Class shares. Over the same period, both share classes underper-formed the –7.39% return of the Barclays U.S. TIPS Index,1 which is the Portfolio’s broad-based secur-ities-market index. Both share classes underper-formed the –7.21% return of the average Lipper1 Variable Products Inflation-Protected Bond Portfolio for the six months ended June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of the Barclays U.S. TIPS Index resulted from a combination of strategies. Exposure to Australian and Canadian inflation-linked bonds detracted from the Portfolio’s relative returns as real yields rose in both countries. Increased expo-sure to U.S. real rates also detracted from returns, as real yields continued to rise. Modest exposure to select emerging-market currencies also detracted from performance as these currencies depreciated relative to the U.S. dollar. These strategies were partially offset by an allocation to non-agency mortgages, which benefited from the ongoing housing recovery and helped relative performance.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio maintained a shorter-than-benchmark U.S. duration for a majority of the reporting period but shifted to a longer position relative to the Barclays U.S. TIPS Index toward the end of the reporting period. Since the Barclays U.S. TIPS Index consists entirely of U.S. Treasury Inflation-Protected Securities (“TIPS”), the Portfolio’s duration in Europe, the U.K., Canada and Australia was, by definition, longer than that of the benchmark.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the first quarter of 2013, U.S. equity indices reached new highs and U.S. Treasury securities sold off across the curve3 during the quarter as signs of renewed momentum in the world’s largest economy fueled risk appetite. The Federal Open Market Committee announced no change to its $85 billion dollar monthly asset purchase program, though Chairman Bernanke clarified the Federal Reserve’s thinking on how these purchases might be wound down in the future.

Conditions in financial markets deteriorated during the second quarter as investors reacted to signals by the Federal Reserve that it might begin to slow the pace of asset purchases later this year. The shift in tone fueled a broad-based sell-off of fixed-income assets, undermining market liquidity and sending yields higher across the risk spectrum.

Both real and nominal rates rose in the United States during the second quarter; however, U.S.TIPS underperformed nominal Treasury securities amid narrower breakeven inflation levels (the difference between nominal and real yields and a measure of market inflation expectations) as real yields rose more than nominal yields. In response, we moved the Portfolio’s exposure to TIPS to be in line with that of the benchmark.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The strongest positive contribution came from the Portfolio’s tactical allocation to non-agency mortgages, which benefited from the ongoing housing recovery. (Contributions take weights and total returns into account.) The primary detractor from relative performance was exposure to select emerging-market currencies, which depreciated relative to the U.S. dollar.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	M-371

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased additional TIPS during the reporting period. Since the Portfolio typically holds bonds until maturity, there were no significant sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to TIPS.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio was neutral relative to the Barclays U.S. TIPS Index in U.S. TIPS. As of the same date, the Portfolio held out-of-index exposure to non-agency mortgages, bonds of non-U.S. developed nations and emerging-market securities.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-372	MainStay VP PIMCO Real Return Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount		Value
Long-Term Bonds 120.0%† Asset-Backed Securities 2.2%
Home Equity 0.4%
HSBC Home Equity Loan Trust Series 2006-2, Class A1 0.342%, due 3/20/36 (a)(b)		$1,720,482	$1,704,706

Other ABS 1.8%
♦First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF11, Class A2D 0.533%, due 11/25/35 (a)(b)		2,161,492	2,080,157
Series 2005-FF8, Class A2D 0.573%, due 9/25/35 (a)(b)		6,187,533	6,104,070

			8,184,227

Total Asset-Backed Securities (Cost $9,263,213)			9,888,933

Corporate Bonds 2.2%
Banks 1.6%
Achmea Hypotheekbank N.V. 3.20%, due 11/3/14 (c)		459,000	476,442
♦Dexia Credit Local S.A. 0.756%, due 4/29/14 (a)(c)		6,000,000	6,009,834
Eksportfinans ASA 2.375%, due 5/25/16		500,000	478,750
Intesa Sanpaolo S.p.A 3.125%, due 1/15/16		400,000	393,303

			7,358,329

Electric 0.6%
Tokyo Electric Power Co., Inc. 4.50%, due 3/24/14		€1,900,000	2,492,919

Total Corporate Bonds (Cost $9,670,907)			9,851,248

Foreign Government Bonds 5.8%
Australia 0.8%
♦Australia Government Bond
Series Reg S 2.50%, due 9/20/30	A$	400,000	440,444
3.00%, due 9/20/25		2,800,000	3,296,184

			3,736,628

Brazil 0.5%
Brazil Notas Do Tesouro Nacional Series B
6.00%, due 8/15/40	B$	1,000,000	1,150,856
6.00%, due 8/15/50		700,000	812,531

			1,963,387

	Principal Amount		Value
Canada 0.3%
Canadian Government Bond 4.25%, due 12/1/21	C$	886,212	$1,100,565

Germany 1.6%
♦Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.75%, due 4/15/18		€5,295,000	7,221,986

Mexico 1.3%
♦Mexican Bonos de Proteccion al Ahorro
4.32%, due 1/30/20 (a)	M$	43,600,000	3,390,057
4.49%, due 1/4/18 (a)		32,600,000	2,552,300

			5,942,357

Spain 0.9%
Instituto de Credito Oficial Series Reg S 1.966%, due 3/25/14 (a)		€2,000,000	2,581,431
Xunta de Galicia
5.763%, due 4/3/17		600,000	813,950
6.131%, due 4/3/18		300,000	412,255

			3,807,636

United Kingdom 0.4%
United Kingdom Gilt Inflation Linked
1.25%, due 11/22/17		£128,777	219,114
Series Reg S 2.50%, due 7/26/16		300,000	1,554,837

			1,773,951

Total Foreign Government Bonds (Cost $27,424,857)			25,546,510

Mortgage-Backed Securities 2.8%
Agency Collateral (Collateralized Mortgage Obligation) 0.3%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 0.643%, due 9/15/42 (a)		$1,355,340	1,364,301

Whole Loan Collateral (Collateralized Mortgage Obligations) 2.5%
♦BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (c)		8,049,207	8,134,932
♦Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 21A1 3.148%, due 1/25/35 (d)		3,039,499	2,983,301

			11,118,233

Total Mortgage-Backed Securities (Cost $12,093,479)			12,482,534

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-373

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies 107.0%
Federal Home Loan Mortgage Corp. 0.5%
2.50%, due 10/2/19	$2,100,000	$2,123,169

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.0%
1.369%, due 6/1/43 (a)	894,313	908,557
2.492%, due 11/1/34 (a)	1,559,158	1,678,321
4.445%, due 12/1/36 (a)	1,753,902	1,858,098

		4,444,976

♦United States Treasury Inflation—Indexed Bonds 29.2%
0.625%, due 2/15/43 (e)	7,386,140	6,211,862
0.75%, due 2/15/42 (e)	2,676,674	2,356,308
1.75%, due 1/15/28 (e)	27,760,000	31,102,054
2.00%, due 1/15/26 (e)	29,535,660	34,106,776
2.375%, due 1/15/25	32,938,455	39,237,934
2.375%, due 1/15/27 (e)	3,345,208	4,027,577
2.50%, due 1/15/29 (e)	5,417,450	6,682,089
3.625%, due 4/15/28	4,313,190	5,986,238

		129,710,838

♦United States Treasury Inflation—Indexed Notes 76.3%
0.125%, due 4/15/16 (e)	27,611,918	28,321,627
0.125%, due 4/15/17 (e)	13,314,470	13,660,859
0.125%, due 1/15/22 (e)	27,339,214	26,777,475
0.125%, due 7/15/22 (e)	70,707,929	69,111,485
0.125%, due 1/15/23 (e)	31,441,970	30,486,417
0.50%, due 4/15/15 (e)	36,603,443	37,515,674
0.625%, due 7/15/21 (e)	6,502,419	6,710,698
1.125%, due 1/15/21 (e)	53,275,339	56,975,471
1.25%, due 4/15/14 (e)	1,868,623	1,894,171
1.25%, due 7/15/20 (e)	4,800,015	5,214,016
1.375%, due 1/15/20 (e)	25,925,334	28,246,455
1.625%, due 1/15/15 (e)	4,873,120	5,066,905
1.875%, due 7/15/13 (e)	17,098,695	17,113,383
1.875%, due 7/15/15 (e)	1,195,950	1,271,351
2.00%, due 7/15/14 (e)	6,417,320	6,624,882
2.00%, due 1/15/16 (e)	1,875,280	2,014,021
2.625%, due 7/15/17 (e)	1,795,840	2,037,296

		339,042,186

Total U.S. Government & Federal Agencies (Cost $499,646,208)		475,321,169

Total Long-Term Bonds (Cost $558,098,664)		533,090,394

Short-Term Investments 72.2%
Other Commercial Paper 2.7%
Banco Bilbao Vizcaya Argentaria S.A. 3.266%, due 10/21/13 (c)(f)	1,100,000	1,096,271

	Principal Amount	Value
Other Commercial Paper (continued)
Banco Do Brasil S.A. 1.217%, due 1/24/14 (c)(f)	$3,700,000	$3,681,093
Dexia Credit Local S.A. 1.40%, due 9/20/13 (f)	3,200,000	3,205,248
Santander Commercial Paper S.A. 1.757%, due 10/11/13 (c)(f)	300,000	299,268
Standard Chartered Bank 0.973%, due 10/1/13 (c)(f)	3,600,000	3,598,164

Total Other Commercial Paper (Cost $11,853,901)		11,880,044

Repurchase Agreements 68.5%
Barclays Capital, Inc. 0.10%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $6,000,050 (Collateralized by a United States Treasury Note with a rate of 0.63% and a maturity date of 5/31/17, with a Principal Amount of $6,230,000 and a Market Value of $6,131,684)	6,000,000	6,000,000
Barclays Capital, Inc. 0.18%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $8,200,123 (Collateralized by a United States Treasury Bond with a rate of 0.63% and a maturity date of 7/15/21, with a Principal Amount of $8,112,650 and a Market Value of $8,383,597)	8,200,000	8,200,000
BNP Paribas Securities Corp. 0.20%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $10,000,167 (Collateralized by a Federal National Mortgage Association security with a rate of 3.50% and a maturity date of 5/1/43, with a Principal Amount of $10,161,350 and a Market Value of $10,340,537)	10,000,000	10,000,000
Credit Suisse Securities LLC 0.17%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $118,301,676 (Collateralized by a United States Treasury Note with a rate of 2.13% and a maturity date of 12/31/15, with a Principal Amount of $115,194,000 and a Market Value of $119,824,223)	118,300,000	118,300,000

M-374	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreements (continued)
Deutsche Bank Securities, Inc. 0.10%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $53,400,445 (Collateralized by a United States Treasury Bond with a rate of 3.13% and a maturity date of 2/15/42, with a Principal Amount of $58,087,000 and a Market Value of $54,397,546)	$53,400,000	$53,400,000
JPMorgan Chase Bank 0.12%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $50,000,500 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 3/31/17, with a Principal Amount of $50,978,400 and a Market Value of $51,034,170)	50,000,000	50,000,000
JPMorgan Chase Bank 0.20%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $8,200,137 (Collateralized by a United States Treasury Note with a rate of 0.63% and a maturity date of 11/30/17, with a Principal Amount of $8,607,000 and a Market Value of $8,391,489)	8,200,000	8,200,000
RBS Securities, Inc. 0.21%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $50,000,875 (Collateralized by a Federal National Mortgage Association security with a rate of 0.88% and a maturity date of 8/28/17, with a Principal Amount of $51,800,000 and a Market Value of $50,825,124)	50,000,000	50,000,000
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $314,836 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $345,000 and a Market Value of $322,043)	314,836	314,836

Total Repurchase Agreements (Cost $304,414,836)		304,414,836

	Principal Amount	Value
U.S. Government 1.0%
United States Treasury Bills 1.0%
0.119%, due 5/29/14 (f)	$1,120,000	$1,118,712
0.122%, due 5/1/14 (f)	750,000	749,243
0.122–0.135%, due 5/29/14 (f)	2,570,000	2,567,044

Total U.S. Government (Cost $4,435,033)		4,434,999

Total Short-Term Investments (Cost $320,703,770)		320,729,879

Total Investments (Cost $878,802,434) (i)	192.2%	853,820,273
Other Assets, Less Liabilities	(92.2)	(409,561,825)
Net Assets	100.0%	$444,258,448

	Contracts Long	Unrealized Appreciation (Depreciation) (g)
Futures Contracts (0.2%)
90–Day Eurodollar March 2016 (h)	145	$(236,678)
90–Day Eurodollar March 2017 (h)	352	(507,804)
United States Treasury Note September 2013 (10 Year) (h)	3	(8,816)
United States Treasury Bond September 2013 (30 Year) (h)	4	(16,869)

Total Futures Contracts (Settlement Value $122,144,050)		$(770,167)

(a)	Floating rate—Rate shown is the rate in effect as of June 30, 2013.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of June 30, 2013 is $9,888,933, which represents 2.2% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2013.
(e)	Delayed delivery security.

(f)	Interest rate presented is yield to maturity.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2013.
(h)	As of June 30, 2013, cash in the amount of $63,000 is on deposit with broker for futures transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-375

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

(i)	As of June 30, 2013, cost is $880,085,618 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,523,010
Gross unrealized depreciation	(27,788,355)

Net unrealized depreciation	$(26,265,345)

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€ —Euro

A$—Australian Dollar

B$—Brazilian Real

C$—Canadian Dollar

M$—Mexican Peso

As of June 30, 2013, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	8/2/13	Credit Suisse	BRL	6,340,038	USD	3,115,957	USD	(294,463)
Canadian Dollar vs. U.S. Dollar	9/23/13	JPMorgan Chase Bank	CAD	3,758,000		3,682,184		(116,046)
Euro vs. U.S. Dollar	9/17/13	Credit Suisse	EUR	1,767,000		2,346,530		(45,743)
Euro vs. U.S. Dollar	9/17/13	JPMorgan Chase Bank		4,028,000		5,396,936		(152,132)
Indian Rupee vs. U.S. Dollar	7/15/13	Credit Suisse	INR	136,219,900		2,426,000		(139,026)
Indian Rupee vs. U.S. Dollar	7/15/13	JPMorgan Chase Bank		40,838,490		747,000		(61,369)
Indian Rupee vs. U.S. Dollar	10/17/13	JPMorgan Chase Bank		177,058,390		2,904,501		22,939

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	7/10/13	JPMorgan Chase Bank	AUD	4,651,000	USD	4,557,980	USD	306,909
Brazilian Real vs. U.S. Dollar	8/2/13	Credit Suisse	BRL	2,460,315		1,133,000		38,091
Brazilian Real vs. U.S. Dollar	8/2/13	JPMorgan Chase Bank		2,507,600		1,116,000		48
Canadian Dollar vs. U.S. Dollar	9/23/13	Credit Suisse	CAD	5,142,000		5,039,447		159,968
Euro vs. U.S. Dollar	9/17/13	Credit Suisse	EUR	16,440,000		21,921,819		515,520
Indian Rupee vs. U.S. Dollar	7/15/13	JPMorgan Chase Bank	INR	177,058,390		2,955,900		(16,705)
Indian Rupee vs. U.S. Dollar	10/17/13	JPMorgan Chase Bank		71,543,160		1,177,000		(5,877)
Mexican Peso vs. U.S. Dollar	9/18/13	JPMorgan Chase Bank	MXN	40,973,022		3,181,913		41,531
Pound Sterling vs. U.S. Dollar	9/12/13	JPMorgan Chase Bank	GBP	1,385,000		2,158,072		52,550
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	306,195

Written Interest Rate Swaptions

Description	Counterparty	Underlying Index	Pay/ Receive Floating Rate	Exercise Rate/Call Price	Expiration Date	Notional Amount	Premium Received	Market Value
Put–OTC 2–Year Interest Rate Swap	Credit Suisse	6-Month EUR-EURIBOR	Pay	1.15%	7/24/2013	$5,300,000	$11,701	$(226)
Put–U.S. Treasury Note 10–Year Interest Rate Swap	CBOT–Chicago Board of Trade	TYU3 Commodity	Pay	$129	8/23/2013	24,000	13,384	$(67,500)
Call–U.S. Treasury Note 10–Year Interest Rate Swap	CBOT–Chicago Board of Trade	TYU3 Commodity	Receive	$133	8/23/2013	24,000	7,805	$(750)

							$32,890	$(68,476)

M-376	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

Open OTC interest rate swap agreements as of June 30, 2013 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation / (Depreciation)	Value
$8,000,000	USD	11/16/2017	Credit Suisse	Fixed 2.32%	12-Month USD-CPI	$(179,816)	$(179,816)

$1,800,000	EUR	7/25/2021	Credit Suisse	12-Month EUR-CPI	Fixed 1.95%	6,016	4,521

$4,900,000	EUR	4/1/2021	Credit Suisse	12-Month EUR-CPI	Fixed 2.15%	173,103	163,095

Open centrally cleared interest rate swap agreements as of June 30, 2013 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Portfolio	Payments Received by Portfolio	Unrealized Appreciation / (Depreciation)	Value
$8,700,000	USD	6/19/2043	Credit Suisse	Fixed 2.75	3-Month USD-LIBOR	$597,257	$1,194,921

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$9,888,933	$—	$9,888,933
Corporate Bonds	—	9,851,248	—	9,851,248
Foreign Government Bonds	—	25,546,510	—	25,546,510
Mortgage-Backed Securities	—	12,482,534	—	12,482,534
U.S. Government & Federal Agencies	—	475,321,169	—	475,321,169

Total Long-Term Bonds	—	533,090,394	—	533,090,394

Short-Term Investments
Other Commercial Paper	—	11,880,044	—	11,880,044
Repurchase Agreements	—	304,414,836	—	304,414,836
U.S. Government	—	4,434,999	—	4,434,999

Total Short-Term Investments	—	320,729,879	—	320,729,879

Total Investments in Securities	—	853,820,273	—	853,820,273

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	1,137,556	—	1,137,556
Swap Contracts	—	1,362,537	—	1,362,537

Total Investments in Securities and Other Financial Instruments	$—	$856,320,366	$—	$856,320,366

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-377

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(770,167)	$—	$—	$(770,167)
Foreign Currency Forward Contracts (b)	—	(831,361)	—	(831,361)
Swap Contracts		(179,816)		(179,816)
Written Interest Rate Swaptions	—	(68,476)	—	(68,476)

Total Other Financial Instruments	$(770,167)	$(1,079,653)	$—	$(1,849,820)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-378	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $574,387,598)	$549,405,437
Repurchase agreements, at value (identified cost $304,414,836)	304,414,836
Cash denominated in foreign currencies (identified cost $1,123,245)	1,129,668
Cash collateral on deposit at broker	63,000
Receivables:
Interest	2,312,396
Fund shares sold	352,743
Other assets	2,882
Unrealized appreciation on foreign currency forward contracts	1,137,556

Total assets	858,818,518

Liabilities
Payable for reverse repurchase agreements	1,532,375
Written options, at value (premiums received $32,890)	68,476
Payables:
Dollar roll transactions	411,525,067
Manager (See Note 3)	184,560
Fund shares redeemed	121,528
Professional fees	97,684
NYLIFE Distributors (See Note 3)	92,940
Variation margin on derivatives instruments	42,473
Shareholder communication	35,190
Variation margin on futures contracts	9,847
Custodian	2,897
Trustees	939
Accrued expenses	2,534
Unrealized depreciation on swap contracts	12,199
Unrealized depreciation on foreign currency forward contracts	831,361

Total liabilities	414,560,070

Net assets	$444,258,448

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,715
Additional paid-in capital	463,566,373

463,612,088
Undistributed net investment income	5,121,990
Accumulated net realized gain (loss) on investments, futures transactions, written options, swap transactions and foreign currency transactions	420,576
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(25,198,536)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	302,330

Net assets	$444,258,448

Initial Class
Net assets applicable to outstanding shares	$11,347,668

Shares of beneficial interest outstanding	1,164,748

Net asset value per share outstanding	$9.74

Service Class
Net assets applicable to outstanding shares	$432,910,780

Shares of beneficial interest outstanding	44,550,571

Net asset value per share outstanding	$9.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-379

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,811,318

Expenses
Manager (See Note 3)	1,217,987
Distribution and service—Service Class (See Note 3)	594,234
Interest expense	209,425
Shareholder communication	36,562
Custodian	20,592
Professional fees	19,301
Trustees	5,523
Miscellaneous	8,956

Total expenses before waiver/reimbursement	2,112,580
Expense waiver/reimbursement from Manager (See Note 3)	(102,761)

Net expenses	2,009,819

Net investment income (loss)	801,499

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(1,639,635)
Futures transactions	100,259
Written option transactions	91,157
Swap transactions	723,023
Foreign currency transactions	(204,705)

Net realized gain (loss) on investments, futures transactions, swap transactions, written option transactions and foreign currency transactions	(929,901)

Net change in unrealized appreciation (depreciation) on:
Investments	(40,095,203)
Futures contracts	(806,253)
Swap contracts	242,865
Written option contracts	(82,865)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	472,413

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(40,269,043)

Net realized and unrealized gain (loss) on investments, futures transactions, written options, swap transactions and foreign currency transactions	(41,198,944)

Net increase (decrease) in net assets resulting from operations	$(40,397,445)

M-380	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$801,499	$4,559,150
Net realized gain (loss) on investments, futures transactions, swap transactions, written option transactions and foreign currency transactions	(929,901)	1,111,818
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(40,269,043)	15,372,837

Net increase (decrease) in net assets resulting from operations	(40,397,445)	21,043,805

Capital share transactions:
Net proceeds from sale of shares	58,130,611	503,426,030
Cost of shares redeemed	(61,923,966)	(36,020,587)

Increase (decrease) in net assets derived from capital share transactions	(3,793,355)	467,405,443

Net increase (decrease) in net assets	(44,190,800)	488,449,248

Net Assets
Beginning of period	488,449,248	—

End of period	$444,258,448	$488,449,248

Undistributed net investment income at end of period	$5,121,990	$4,320,491

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-381

Statement of Cash Flows

for the six months ended June 30, 2013

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(40,397,445)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(1,541,009,770)
Investments sold	1,506,451,310
Purchase of short term investments, net	73,622,595
Amortization (accretion) of discount and premium, net	3,473,041
Decrease in investment securities sold receivable	2,807,322
Increase in interest receivable	(1,431,254)
Increase in deposit at brokers	(63,000)
Increase in other assets	(2,260)
Increase in receivable for open forward foreign currency contracts	(1,038,954)
Decrease in receivable for open swap contracts	42,337
Decrease in premiums from written options	(32,660)
Decrease in payable for reverse repurchase agreements	1,532,375
Decrease in investment securities purchased payable	(50,000,000)
Increase in payable for dollar rolls	8,278,207
Decrease in professional fees payable	(22,196)
Decrease in custodian payable	(1,520)
Decrease in shareholder communication payable	(242)
Increase in due to directors	246
Increase in due to manager	4,189
Decrease in due to NYLIFE Distributors	(6,951)
Decrease in payable for open swap contracts	(812,498)
Increase in payable for open forward foreign currency contracts	568,922
Increase in variation margin on derivative instruments	178,159
Increase in accrued expenses and other liabilities	2,534
Net change in unrealized (appreciation) depreciation on investments and unfunded commitments	40,095,203
Net realized gain from investments	1,639,635

Net cash provided by operating activities	3,877,325

Cash flows from financing activities:
Proceeds from shares sold	59,117,924
Payment on shares redeemed	(61,952,444)
Due to custodian	(694)

Net cash from financing activities	(2,835,214)

Net increase in cash:	1,042,111
Cash at beginning of period	87,557

Cash at end of period	$1,129,668

M-382	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.59		$10.00

Net investment income (loss)	0.03		0.14	(a)
Net realized and unrealized gain (loss) on investments	(0.89)		0.47
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.02)

Total from investment operations	(0.85)		0.59

Net asset value at end of period	$9.74		$10.59

Total investment return (b)(c)	(8.03%)		5.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53	% ††	1.51	%††
Net expenses	0.62	% ††(d)	0.62	%††(d)
Portfolio turnover rate	52%		44	%(e)
Net assets at end of period (in 000’s)	$11,348		$12,642

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.09% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the periods ended June 30, 2013 and December 31, 2012, respectively.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 43% for the period ended December 31, 2012.

	Service Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.58		$10.00

Net investment income (loss)	0.02		0.12	(a)
Net realized and unrealized gain (loss) on investments	(0.89)		0.48
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.02)

Total from investment operations	(0.86)		0.58

Net asset value at end of period	$9.72		$10.58

Total investment return (b)(c)	(8.13%)		5.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32	% ††	1.32	%††
Net expenses	0.83	% ††(d)	0.81	%††(d)
Expenses (before waiver/reimbursement)	0.87	% ††(d)	0.87	%††(d)
Portfolio turnover rate	52%		44	%(e)
Net assets at end of period (in 000’s)	$432,911		$475,807

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.09% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the periods ended June 30, 2013 and December 31, 2012, respectively.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 43% for the period ended December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-383

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	13.64%	20.22%	6.77%	7.03%	0.29%
Service Class Shares	13.50	19.92	6.51	6.76	0.54

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	13.82%	20.60%	7.01%	7.30%
Average Lipper Variable Products S&P 500 Index Objective Portfolio[5]	13.59	20.08	6.64	6.94

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 7.02% for Initial Class shares and 6.75% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products S&P 500 Index Objective Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index Objective portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-384	MainStay VP S&P 500 Index Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,136.40	$1.48	$1,023.40	$1.40

Service Class Shares	$1,000.00	$1,135.00	$2.81	$1,022.20	$2.66

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.28% for Initial Class and 0.53% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-385

Industry Composition as of June 30, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	8.1%
Pharmaceuticals	5.5
Insurance	4.1
Diversified Financial Services	3.7
Computers & Peripherals	3.5
IT Services	3.4
Media	3.4
Software	3.2
Commercial Banks	2.7
Aerospace & Defense	2.4
Diversified Telecommunication Services	2.4
Industrial Conglomerates	2.3
Beverages	2.2
Chemicals	2.2
Food & Staples Retailing	2.2
Internet Software & Services	2.2
Specialty Retail	2.2
Capital Markets	2.0
Health Care Equipment & Supplies	2.0
Household Products	2.0
Real Estate Investment Trusts	2.0
Biotechnology	1.9
Health Care Providers & Services	1.9
Semiconductors & Semiconductor Equipment	1.9
Communications Equipment	1.8
Electric Utilities	1.7
Energy Equipment & Services	1.7
Hotels, Restaurants & Leisure	1.7
Food Products	1.6
Machinery	1.6
Tobacco	1.6
Internet & Catalog Retail	1.1
Multi-Utilities	1.1
Consumer Finance	0.9

Road & Rail	0.9%
Multiline Retail	0.8
Air Freight & Logistics	0.7
Textiles, Apparel & Luxury Goods	0.7
Automobiles	0.6
Electrical Equipment	0.6
Commercial Services & Supplies	0.5
Life Sciences Tools & Services	0.5
Metals & Mining	0.5
Electronic Equipment & Instruments	0.4
Auto Components	0.3
Household Durables	0.3
Wireless Telecommunication Services	0.3
Containers & Packaging	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Airlines	0.1
Construction & Engineering	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	7.0
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page M-389 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2013 (excluding short-term investments) (Unaudited)

1.	Exxon Mobil Corp.

2.	Apple, Inc.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	General Electric Co.
6.	Google, Inc. Class A

7.	Chevron Corp.

8.	Procter & Gamble Co. (The)

9.	Berkshire Hathaway, Inc. Class B

10.	Wells Fargo & Co.

M-386	MainStay VP S&P 500 Index Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP S&P 500 Index Portfolio returned 13.64% for Initial Class shares and 13.50% for Service Class shares. Over the same period, both share classes underperformed the 13.82% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed and Service Class shares underperformed the 13.59% return of the average Lipper1 Variable Products S&P 500 Index Objective Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Subadvisor to MainStay VP S&P 500 Index Portfolio, changed its name to Cornerstone Capital Management Holdings LLC.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

MainStay VP S&P 500 Index Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. This had a positive effect on the Portfolio’s performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were office electronics, diversified consumer services and biotechnology. The S&P 500® industries with the lowest total returns were metals & mining, computers & peripherals, and construction materials.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The industries that made the strongest positive contributions to the Portfolio’s performance during the reporting period were pharmaceuticals; insurance; and oil, gas & consumable fuels. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were computers & peripherals, metals & mining, and construction materials.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were specialty retail company Best Buy, Internet catalog & retail company Netflix and semiconductors & semiconductor equipment company Micron Technology.

Over the same period, the S&P 500® stocks with the lowest total returns were metals & mining company Cliffs Natural Resources; oil, gas & consumable fuels company Peabody Energy; and metals & mining company Newmont Mining.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

The strongest positive contributors to the Portfolio’s performance were software company Microsoft, pharmaceuticals company Johnson & Johnson, and Internet software & services provider Google.

During the reporting period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s performance were computers & peripherals company Apple, software company Oracle, and metals & mining company Newmont Mining.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-387

Were there any changes in the S&P 500® Index during the reporting period?

During the six months ended June 30, 2013, there were seven additions to and seven deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index included automobile company General Motors and biotechnology company Regeneron Pharmaceuticals. Significant deletions included food products company H.J. Heinz and health care provider Coventry Health Care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-388	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 93.1%†
Aerospace & Defense 2.4%
Boeing Co. (The)	51,168	$5,241,650
General Dynamics Corp.	24,879	1,948,772
Honeywell International, Inc.	58,961	4,677,966
L-3 Communications Holdings, Inc.	6,744	578,231
Lockheed Martin Corp.	19,926	2,161,174
Northrop Grumman Corp.	17,625	1,459,350
Precision Castparts Corp.	10,963	2,477,748
Raytheon Co.	24,325	1,608,369
Rockwell Collins, Inc.	10,169	644,816
Textron, Inc.	20,825	542,491
United Technologies Corp.	63,382	5,890,723

		27,231,290

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	12,035	677,691
Expeditors International of Washington, Inc.	15,482	588,471
FedEx Corp.	22,084	2,177,041
United Parcel Service, Inc. Class B	53,243	4,604,454

		8,047,657

Airlines 0.1%
Southwest Airlines Co.	54,128	697,710

Auto Components 0.3%
BorgWarner, Inc. (a)	8,663	746,317
Delphi Automotive PLC	21,792	1,104,637
Goodyear Tire & Rubber Co. (The) (a)	18,397	281,290
Johnson Controls, Inc.	51,332	1,837,172

		3,969,416

Automobiles 0.6%
Ford Motor Co.	294,596	4,557,400
General Motors Co. (a)	57,687	1,921,554
Harley-Davidson, Inc.	16,794	920,647

		7,399,601

Beverages 2.2%
Beam, Inc.	12,058	760,980
Brown-Forman Corp. Class B	11,368	767,909
Coca-Cola Co. (The)	287,027	11,512,653
Coca-Cola Enterprises, Inc.	19,304	678,729
Constellation Brands, Inc. Class A (a)	11,548	601,882
Dr. Pepper Snapple Group, Inc.	15,295	702,499
Molson Coors Brewing Co. Class B	11,765	563,073
Monster Beverage Corp. (a)	10,821	657,592
PepsiCo., Inc.	115,884	9,478,152

		25,723,469

	Shares	Value
Biotechnology 1.9%
Alexion Pharmaceuticals, Inc. (a)	14,620	$1,348,549
Amgen, Inc.	56,203	5,544,988
Biogen Idec, Inc. (a)	17,790	3,828,408
Celgene Corp. (a)	31,257	3,654,256
Gilead Sciences, Inc. (a)	114,310	5,853,815
Regeneron Pharmaceuticals, Inc. (a)	5,725	1,287,438

		21,517,454

Building Products 0.0%‡
Masco Corp.	26,745	521,260

Capital Markets 2.0%
Ameriprise Financial, Inc.	15,100	1,221,288
Bank of New York Mellon Corp.	86,973	2,439,593
BlackRock, Inc.	9,352	2,402,061
Charles Schwab Corp. (The)	82,492	1,751,305
E*TRADE Financial Corp. (a)	21,492	272,089
Franklin Resources, Inc.	10,356	1,408,623
Goldman Sachs Group, Inc. (The)	32,298	4,885,072
Invesco, Ltd.	33,317	1,059,481
Legg Mason, Inc.	8,356	259,119
Morgan Stanley	102,822	2,511,941
Northern Trust Corp.	16,314	944,581
State Street Corp.	34,179	2,228,813
T. Rowe Price Group, Inc.	19,431	1,421,378

		22,805,344

Chemicals 2.2%
Air Products & Chemicals, Inc.	15,610	1,429,408
Airgas, Inc.	4,938	471,381
CF Industries Holdings, Inc.	4,444	762,146
Dow Chemical Co. (The)	90,645	2,916,050
E.I. du Pont de Nemours & Co.	68,980	3,621,450
Eastman Chemical Co.	11,615	813,166
Ecolab, Inc.	19,963	1,700,648
FMC Corp.	10,199	622,751
International Flavors & Fragrances, Inc.	6,107	459,002
LyondellBasell Industries, N.V. Class A	28,461	1,885,826
Monsanto Co.	40,002	3,952,198
Mosaic Co. (The)	20,735	1,115,750
PPG Industries, Inc.	10,686	1,564,537
Praxair, Inc.	22,167	2,552,752
Sherwin-Williams Co. (The)	6,415	1,132,889
Sigma-Aldrich Corp.	9,015	724,445

		25,724,399

Commercial Banks 2.7%
BB&T Corp.	52,584	1,781,546
Comerica, Inc.	13,983	556,943
Fifth Third Bancorp	65,541	1,183,015

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-389

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Huntington Bancshares, Inc.	62,858	$495,321
KeyCorp	68,980	761,539
M&T Bank Corp.	9,187	1,026,647
PNC Financial Services Group, Inc.	39,672	2,892,882
Regions Financial Corp.	105,917	1,009,389
SunTrust Banks, Inc.	40,392	1,275,175
U.S. Bancorp	138,605	5,010,571
♦Wells Fargo & Co.	369,114	15,233,335
Zions Bancorp.	13,804	398,660

		31,625,023

Commercial Services & Supplies 0.5%
ADT Corp. (The) (a)	16,396	653,381
Avery Dennison Corp.	7,464	319,161
Cintas Corp.	7,801	355,258
Iron Mountain, Inc.	12,575	334,621
Pitney Bowes, Inc.	15,100	221,668
Republic Services, Inc.	22,242	754,893
Stericycle, Inc. (a)	6,467	714,151
Tyco International, Ltd.	34,771	1,145,704
Waste Management, Inc.	32,898	1,326,776

		5,825,613

Communications Equipment 1.8%
Cisco Systems, Inc.	400,491	9,735,936
F5 Networks, Inc. (a)	5,905	406,264
Harris Corp.	8,213	404,490
JDS Uniphase Corp. (a)	17,723	254,857
Juniper Networks, Inc. (a)	37,941	732,641
Motorola Solutions, Inc.	20,361	1,175,441
QUALCOMM, Inc.	129,478	7,908,516

		20,618,145

Computers & Peripherals 3.5%
♦Apple, Inc.	70,337	27,859,079
Dell, Inc.	109,986	1,468,313
EMC Corp.	157,430	3,718,497
Hewlett-Packard Co.	144,525	3,584,220
NetApp, Inc. (a)	27,008	1,020,362
SanDisk Corp. (a)	18,232	1,113,975
Seagate Technology PLC	23,913	1,072,020
Western Digital Corp.	15,939	989,652

		40,826,118

Construction & Engineering 0.1%
Fluor Corp.	12,207	723,997
Jacobs Engineering Group, Inc. (a)	9,802	540,384
Quanta Services, Inc. (a)	15,954	422,143

		1,686,524

Construction Materials 0.0%‡
Vulcan Materials Co.	9,742	471,610

	Shares	Value
Consumer Finance 0.9%
American Express Co.	71,626	$5,354,760
Capital One Financial Corp.	43,779	2,749,759
Discover Financial Services	36,750	1,750,770
SLM Corp.	33,287	760,941

		10,616,230

Containers & Packaging 0.2%
Ball Corp.	11,151	463,213
Bemis Co., Inc.	7,711	301,809
MeadWestvaco Corp.	13,264	452,435
Owens-Illinois, Inc. (a)	12,327	342,567
Sealed Air Corp.	14,673	351,418

		1,911,442

Distributors 0.1%
Genuine Parts Co.	11,615	906,783

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	4,614	81,760
H&R Block, Inc.	20,406	566,267

		648,027

Diversified Financial Services 3.7%
Bank of America Corp.	807,861	10,389,092
Citigroup, Inc.	228,029	10,938,551
CME Group, Inc.	23,021	1,749,136
IntercontinentalExchange, Inc. (a)	5,455	969,681
JPMorgan Chase & Co.	283,243	14,952,398
Leucadia National Corp.	22,107	579,645
McGraw Hill Financial, Inc.	20,540	1,092,523
Moody’s Corp.	14,530	885,313
NASDAQ OMX Group, Inc. (The)	8,820	289,208
NYSE Euronext	18,210	753,894

		42,599,441

Diversified Telecommunication Services 2.4%
AT&T, Inc.	403,166	14,272,076
CenturyLink, Inc.	45,637	1,613,268
Frontier Communications Corp.	74,773	302,831
Verizon Communications, Inc.	214,405	10,793,148
Windstream Corp.	44,423	342,501

		27,323,824

Electric Utilities 1.7%
American Electric Power Co., Inc.	36,420	1,630,888
Duke Energy Corp.	52,884	3,569,670
Edison International	24,415	1,175,826
Entergy Corp.	13,354	930,507
Exelon Corp.	64,132	1,980,396
FirstEnergy Corp.	31,339	1,170,198
NextEra Energy, Inc.	31,819	2,592,612
Northeast Utilities	23,575	990,622
Pepco Holdings, Inc.	18,630	375,581

M-390	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Pinnacle West Capital Corp.	8,236	$456,851
PPL Corp.	44,386	1,343,120
Southern Co. (The)	65,226	2,878,423
Xcel Energy, Inc.	37,259	1,055,920

		20,150,614

Electrical Equipment 0.6%
Eaton Corp. PLC	35,453	2,333,162
Emerson Electric Co.	53,873	2,938,233
Rockwell Automation, Inc.	10,469	870,393
Roper Industries, Inc.	7,419	921,588

		7,063,376

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	11,975	933,332
Corning, Inc.	110,541	1,572,998
FLIR Systems, Inc.	10,634	286,799
Jabil Circuit, Inc.	13,819	281,631
Molex, Inc.	10,386	304,725
TE Connectivity, Ltd.	31,129	1,417,615

		4,797,100

Energy Equipment & Services 1.7%
Baker Hughes, Inc.	33,108	1,527,272
Cameron International Corp. (a)	18,585	1,136,659
Diamond Offshore Drilling, Inc.	5,208	358,258
Ensco PLC Class A	17,461	1,014,833
FMC Technologies, Inc. (a)	17,775	989,712
Halliburton Co.	69,842	2,913,808
Helmerich & Payne, Inc.	7,973	497,914
Nabors Industries, Ltd.	22,077	337,999
National Oilwell Varco, Inc.	32,021	2,206,247
Noble Corp.	18,982	713,344
Rowan Cos. PLC (a)	9,307	317,089
Schlumberger, Ltd.	99,630	7,139,486

		19,152,621

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	32,725	3,618,403
CVS Caremark Corp.	91,754	5,246,494
Kroger Co. (The)	38,975	1,346,197
Safeway, Inc.	18,068	427,489
Sysco Corp.	44,476	1,519,300
Wal-Mart Stores, Inc.	122,771	9,145,212
Walgreen Co.	64,611	2,855,806
Whole Foods Market, Inc.	25,846	1,330,552

		25,489,453

Food Products 1.6%
Archer-Daniels-Midland Co.	49,384	1,674,612
Campbell Soup Co.	13,376	599,111
ConAgra Foods, Inc.	31,234	1,091,004

	Shares	Value
Food Products (continued)
General Mills, Inc.	48,312	$2,344,581
Hershey Co. (The)	11,233	1,002,882
Hormel Foods Corp.	10,124	390,584
J.M. Smucker Co. (The)	8,041	829,429
Kellogg Co.	19,019	1,221,590
Kraft Foods Group, Inc.	44,551	2,489,065
McCormick & Co., Inc.	9,884	695,438
Mead Johnson Nutrition Co.	15,175	1,202,315
Mondelez International, Inc. Class A	133,727	3,815,231
Tyson Foods, Inc. Class A	21,275	546,342

		17,902,184

Gas Utilities 0.1%
AGL Resources, Inc.	8,858	379,654
ONEOK, Inc.	15,445	638,033

		1,017,687

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	116,821	4,074,717
Baxter International, Inc.	40,616	2,813,470
Becton, Dickinson & Co.	14,560	1,438,965
Boston Scientific Corp. (a)	101,099	937,188
C.R. Bard, Inc.	5,605	609,151
CareFusion Corp. (a)	16,471	606,956
Covidien PLC	35,258	2,215,613
DENTSPLY International, Inc.	10,739	439,869
Edwards Lifesciences Corp. (a)	8,468	569,050
Intuitive Surgical, Inc. (a)	3,013	1,526,326
Medtronic, Inc.	75,792	3,901,014
St. Jude Medical, Inc.	21,237	969,044
Stryker Corp.	21,530	1,392,560
Varian Medical Systems, Inc. (a)	8,123	547,896
Zimmer Holdings, Inc.	12,620	945,743

		22,987,562

Health Care Providers & Services 1.9%
Aetna, Inc.	28,342	1,800,851
AmerisourceBergen Corp.	17,303	966,026
Cardinal Health, Inc.	25,614	1,208,981
Cigna Corp.	21,380	1,549,836
DaVita HealthCare Partners, Inc. (a)	6,340	765,872
Express Scripts Holding Co. (a)	61,172	3,773,701
Humana, Inc.	11,803	995,937
Laboratory Corp. of America Holdings (a)	6,969	697,597
McKesson Corp.	16,981	1,944,324
Patterson Cos., Inc.	6,265	235,564
Quest Diagnostics, Inc.	11,840	717,859
Tenet Healthcare Corp. (a)	7,756	357,552
UnitedHealth Group, Inc.	76,437	5,005,095
WellPoint, Inc.	22,511	1,842,300

		21,861,495

Health Care Technology 0.1%
Cerner Corp. (a)	10,948	1,051,993

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-391

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	33,272	$1,140,897
Chipotle Mexican Grill, Inc. (a)	2,316	843,835
Darden Restaurants, Inc.	9,727	491,019
International Game Technology	19,514	326,079
Marriott International, Inc. Class A	17,955	724,843
McDonald’s Corp.	75,125	7,437,375
Starbucks Corp.	56,106	3,674,382
Starwood Hotels & Resorts Worldwide, Inc.	14,583	921,500
Wyndham Worldwide Corp.	10,184	582,830
Wynn Resorts, Ltd.	5,980	765,440
Yum! Brands, Inc.	33,707	2,337,243

		19,245,443

Household Durables 0.3%
D.R. Horton, Inc.	21,013	447,157
Garmin, Ltd.	8,206	296,729
Harman International Industries, Inc.	5,096	276,203
Leggett & Platt, Inc.	10,709	332,943
Lennar Corp. Class A	12,402	446,968
Newell Rubbermaid, Inc.	21,620	567,525
PulteGroup, Inc. (a)	25,554	484,759
Whirlpool Corp.	5,935	678,727

		3,531,011

Household Products 2.0%
Clorox Co. (The)	9,869	820,508
Colgate-Palmolive Co.	65,706	3,764,297
Kimberly-Clark Corp.	28,821	2,799,672
♦Procter & Gamble Co. (The)	205,390	15,812,976

		23,197,453

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	46,432	556,720
NRG Energy, Inc.	24,167	645,259

		1,201,979

Industrial Conglomerates 2.3%
3M Co.	47,586	5,203,529
Danaher Corp.	43,606	2,760,260
♦General Electric Co.	774,866	17,969,142

		25,932,931

Insurance 4.1%
ACE, Ltd.	25,494	2,281,203
Aflac, Inc.	34,936	2,030,480
Allstate Corp. (The)	35,116	1,689,782
American International Group, Inc. (a)	110,631	4,945,206
Aon PLC	23,163	1,490,539
Assurant, Inc.	5,770	293,751
♦Berkshire Hathaway, Inc. Class B (a)	136,709	15,300,471
Chubb Corp. (The)	19,424	1,644,242
Cincinnati Financial Corp.	11,016	505,634

	Shares	Value
Insurance (continued)
Genworth Financial, Inc. Class A (a)	36,952	$421,622
Hartford Financial Services Group, Inc. (The)	34,164	1,056,351
Lincoln National Corp.	20,121	733,813
Loews Corp.	23,028	1,022,443
Marsh & McLennan Cos., Inc.	41,246	1,646,540
MetLife, Inc.	82,057	3,754,928
Principal Financial Group, Inc.	20,668	774,017
Progressive Corp. (The)	41,531	1,055,718
Prudential Financial, Inc.	34,921	2,550,281
Torchmark Corp.	6,932	451,551
Travelers Companies, Inc. (The)	28,207	2,254,304
Unum Group	20,001	587,429
XL Group PLC	21,710	658,247

		47,148,552

Internet & Catalog Retail 1.1%
Amazon.com, Inc. (a)	27,292	7,578,715
Expedia, Inc.	6,984	420,088
Netflix, Inc. (a)	4,204	887,422
Priceline.com, Inc. (a)	3,867	3,198,512
TripAdvisor, Inc. (a)	8,273	503,578

		12,588,315

Internet Software & Services 2.2%
Akamai Technologies, Inc. (a)	13,316	566,596
eBay, Inc. (a)	87,527	4,526,897
♦Google, Inc. Class A (a)	20,136	17,727,130
VeriSign, Inc. (a)	11,293	504,345
Yahoo!, Inc. (a)	71,393	1,792,678

		25,117,646

IT Services 3.4%
Accenture PLC Class A	48,717	3,505,675
Automatic Data Processing, Inc.	36,360	2,503,750
Cognizant Technology Solutions Corp. Class A (a)	22,601	1,415,049
Computer Sciences Corp.	11,256	492,675
Fidelity National Information Services, Inc.	21,964	940,938
Fiserv, Inc. (a)	9,982	872,527
International Business Machines Corp.	78,108	14,927,220
MasterCard, Inc. Class A	7,831	4,498,909
Paychex, Inc.	24,272	886,413
SAIC, Inc.	21,305	296,779
Teradata Corp. (a)	12,245	615,066
Total System Services, Inc.	12,050	294,984
Visa, Inc. Class A	37,979	6,940,662
Western Union Co. (The)	41,748	714,308

		38,904,955

Leisure Equipment & Products 0.1%
Hasbro, Inc.	8,625	386,659
Mattel, Inc.	25,884	1,172,804

		1,559,463

M-392	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	25,816	$1,103,892
Life Technologies Corp. (a)	12,912	955,617
PerkinElmer, Inc.	8,386	272,545
Thermo Fisher Scientific, Inc.	26,895	2,276,124
Waters Corp. (a)	6,422	642,521

		5,250,699

Machinery 1.6%
Caterpillar, Inc.	49,272	4,064,447
Cummins, Inc.	13,227	1,434,601
Deere & Co.	29,076	2,362,425
Dover Corp.	12,822	995,757
Flowserve Corp.	10,716	578,771
Illinois Tool Works, Inc.	31,054	2,148,005
Ingersoll-Rand PLC	20,833	1,156,648
Joy Global, Inc.	7,966	386,590
PACCAR, Inc.	26,506	1,422,312
Pall Corp.	8,363	555,554
Parker Hannifin Corp.	11,188	1,067,335
Pentair, Ltd.	15,310	883,234
Snap-On, Inc.	4,369	390,501
Stanley Black & Decker, Inc.	12,132	937,804
Xylem, Inc.	13,886	374,089

		18,758,073

Media 3.4%
Cablevision Systems Corp. Class A	16,209	272,635
CBS Corp. Class B	42,760	2,089,681
Comcast Corp. Class A	197,341	8,264,641
DIRECTV (a)	41,860	2,579,413
Discovery Communications, Inc. Class A (a)	18,337	1,415,800
Gannett Co., Inc.	17,153	419,562
Interpublic Group of Cos., Inc. (The)	32,103	467,099
News Corp. Class A	149,164	4,862,746
Omnicom Group, Inc.	19,379	1,218,358
Scripps Networks Interactive Class A	6,370	425,261
Time Warner Cable, Inc.	21,807	2,452,851
Time Warner, Inc.	69,857	4,039,132
Viacom, Inc. Class B	33,430	2,274,912
Walt Disney Co. (The)	134,956	8,522,472
Washington Post Co. (The) Class B	337	163,031

		39,467,594

Metals & Mining 0.5%
Alcoa, Inc.	80,139	626,687
Allegheny Technologies, Inc.	8,093	212,927
Cliffs Natural Resources, Inc.	11,473	186,436
Freeport-McMoRan Copper & Gold, Inc.	77,801	2,148,086
Newmont Mining Corp.	37,259	1,115,907
Nucor Corp.	23,815	1,031,666
United States Steel Corp.	10,814	189,569

		5,511,278

	Shares	Value
Multi-Utilities 1.1%
Ameren Corp.	18,180	$626,119
CenterPoint Energy, Inc.	32,111	754,287
CMS Energy Corp.	19,911	540,982
Consolidated Edison, Inc.	21,949	1,279,846
Dominion Resources, Inc.	43,292	2,459,851
DTE Energy Co.	13,039	873,743
Integrys Energy Group, Inc.	5,928	346,966
NiSource, Inc.	23,381	669,632
PG&E Corp.	33,138	1,515,401
Public Service Enterprise Group, Inc.	37,919	1,238,435
SCANA Corp.	10,454	513,291
Sempra Energy	16,891	1,381,008
TECO Energy, Inc.	15,325	263,437
Wisconsin Energy Corp.	17,138	702,487

		13,165,485

Multiline Retail 0.8%
Dollar General Corp. (a)	22,571	1,138,256
Dollar Tree, Inc. (a)	16,771	852,638
Family Dollar Stores, Inc.	7,149	445,454
J.C. Penney Co., Inc. (a)	10,731	183,285
Kohl’s Corp.	15,272	771,389
Macy’s, Inc.	28,754	1,380,192
Nordstrom, Inc.	11,143	667,911
Target Corp.	48,088	3,311,340

		8,750,465

Office Electronics 0.1%
Xerox Corp.	92,016	834,585

Oil, Gas & Consumable Fuels 8.1%
Anadarko Petroleum Corp.	37,581	3,229,335
Apache Corp.	29,368	2,461,920
Cabot Oil & Gas Corp.	15,797	1,121,903
Chesapeake Energy Corp.	38,885	792,476
♦Chevron Corp.	145,305	17,195,394
ConocoPhillips	91,627	5,543,434
CONSOL Energy, Inc.	17,131	464,250
Denbury Resources, Inc. (a)	27,967	484,388
Devon Energy Corp.	28,297	1,468,048
EOG Resources, Inc.	20,391	2,685,087
EQT Corp.	11,271	894,579
♦Exxon Mobil Corp.	333,204	30,104,981
Hess Corp.	22,384	1,488,312
Kinder Morgan, Inc.	47,346	1,806,250
Marathon Oil Corp.	53,116	1,836,751
Marathon Petroleum Corp.	24,340	1,729,600
Murphy Oil Corp.	13,594	827,739
Newfield Exploration Co. (a)	10,147	242,412
Noble Energy, Inc.	26,910	1,615,676
Occidental Petroleum Corp.	60,370	5,386,815
Peabody Energy Corp.	20,203	295,772

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-393

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Phillips 66	46,402	$2,733,542
Pioneer Natural Resources Co.	10,237	1,481,806
QEP Resources, Inc.	13,436	373,252
Range Resources Corp.	12,222	945,005
Southwestern Energy Co. (a)	26,341	962,237
Spectra Energy Corp.	50,148	1,728,100
Tesoro Corp.	10,177	532,461
Valero Energy Corp.	40,871	1,421,085
Williams Cos., Inc. (The)	51,160	1,661,165
WPX Energy, Inc. (a)	15,003	284,157

		93,797,932

Paper & Forest Products 0.1%
International Paper Co.	33,332	1,476,941

Personal Products 0.2%
Avon Products, Inc.	32,456	682,549
Estee Lauder Cos., Inc. (The) Class A	18,023	1,185,373

		1,867,922

Pharmaceuticals 5.5%
AbbVie, Inc.	118,679	4,906,190
Actavis, Inc. (a)	9,570	1,207,925
Allergan, Inc.	22,212	1,871,139
Bristol-Myers Squibb Co.	123,093	5,501,026
Eli Lilly & Co.	74,293	3,649,272
Forest Laboratories, Inc. (a)	17,588	721,108
Hospira, Inc. (a)	12,402	475,121
♦Johnson & Johnson	210,493	18,072,929
Merck & Co., Inc.	226,283	10,510,845
Mylan, Inc. (a)	28,559	886,186
Perrigo Co.	6,625	801,625
Pfizer, Inc.	500,076	14,007,129
Zoetis, Inc.	37,335	1,153,278

		63,763,773

Professional Services 0.1%
Dun & Bradstreet Corp.	2,990	291,376
Equifax, Inc.	9,038	532,609
Robert Half International, Inc.	10,454	347,386

		1,171,371

Real Estate Investment Trusts 2.0%
American Tower Corp.	29,638	2,168,612
Apartment Investment & Management Co. Class A	10,933	328,427
AvalonBay Communities, Inc.	9,112	1,229,300
Boston Properties, Inc.	11,368	1,198,983
Equity Residential	24,018	1,394,485
HCP, Inc.	34,059	1,547,641
Health Care REIT, Inc.	21,312	1,428,543

	Shares	Value
Real Estate Investment Trusts (continued)
Host Hotels & Resorts, Inc.	55,806	$941,447
Kimco Realty Corp.	30,635	656,508
Macerich Co. (The)	10,304	628,235
Plum Creek Timber Co., Inc.	12,200	569,374
ProLogis, Inc.	37,334	1,408,239
Public Storage	10,821	1,659,184
Simon Property Group, Inc.	23,291	3,678,115
Ventas, Inc.	21,972	1,526,175
Vornado Realty Trust	12,747	1,056,089
Weyerhaeuser Co.	43,183	1,230,284

		22,649,641

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	22,759	531,650

Road & Rail 0.9%
CSX Corp.	76,587	1,776,053
Kansas City Southern	8,258	875,018
Norfolk Southern Corp.	23,613	1,715,484
Ryder System, Inc.	3,889	236,412
Union Pacific Corp.	34,981	5,396,869

		9,999,836

Semiconductors & Semiconductor Equipment 1.9%
Advanced Micro Devices, Inc. (a)	45,510	185,681
Altera Corp.	23,988	791,364
Analog Devices, Inc.	23,096	1,040,706
Applied Materials, Inc.	90,045	1,342,571
Broadcom Corp. Class A	39,365	1,328,962
First Solar, Inc. (a)	4,976	222,577
Intel Corp.	372,516	9,022,338
KLA-Tencor Corp.	12,432	692,835
Lam Research Corp. (a)	12,192	540,593
Linear Technology Corp.	17,483	644,074
LSI Corp. (a)	41,186	294,068
Microchip Technology, Inc.	14,770	550,183
Micron Technology, Inc. (a)	77,194	1,106,190
NVIDIA Corp.	43,307	607,597
Teradyne, Inc. (a)	14,283	250,952
Texas Instruments, Inc.	83,121	2,898,429
Xilinx, Inc.	19,776	783,327

		22,302,447

Software 3.2%
Adobe Systems, Inc. (a)	37,611	1,713,557
Autodesk, Inc. (a)	16,846	571,753
BMC Software, Inc. (a)	9,929	448,195
CA, Inc.	24,819	710,568
Citrix Systems, Inc. (a)	14,021	845,887
Electronic Arts, Inc. (a)	22,676	520,868
Intuit, Inc.	20,915	1,276,442
♦Microsoft Corp.	563,233	19,448,436
Oracle Corp.	275,344	8,458,568

M-394	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Red Hat, Inc. (a)	14,208	$679,427
Salesforce.com, Inc. (a)	40,669	1,552,742
Symantec Corp.	52,202	1,172,979

		37,399,422

Specialty Retail 2.2%
Abercrombie & Fitch Co. Class A	5,868	265,527
AutoNation, Inc. (a)	2,908	126,178
AutoZone, Inc. (a)	2,720	1,152,437
Bed Bath & Beyond, Inc. (a)	16,381	1,161,413
Best Buy Co., Inc.	20,121	549,907
Carmax, Inc. (a)	16,831	776,919
GameStop Corp. Class A	8,918	374,824
Gap, Inc. (The)	21,732	906,876
Home Depot, Inc. (The)	109,469	8,480,563
L Brands, Inc.	18,000	886,500
Lowe’s Companies, Inc.	80,363	3,286,847
O’Reilly Automotive, Inc. (a)	8,281	932,606
PetSmart, Inc.	7,741	518,570
Ross Stores, Inc.	16,471	1,067,485
Staples, Inc.	49,751	789,051
Tiffany & Co.	8,985	654,467
TJX Cos., Inc.	53,940	2,700,236
Urban Outfitters, Inc. (a)	8,258	332,137

		24,962,543

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	21,058	1,202,201
Fossil Group, Inc. (a)	3,957	408,798
NIKE, Inc. Class B	54,240	3,454,003
PVH Corp.	6,070	759,054
Ralph Lauren Corp.	4,564	792,949
VF Corp.	6,565	1,267,439

		7,884,444

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	35,625	326,325
People’s United Financial, Inc.	25,404	378,520

		704,845

Tobacco 1.6%
Altria Group, Inc.	150,528	5,266,975
Lorillard, Inc.	28,312	1,236,668
Philip Morris International, Inc.	122,561	10,616,234
Reynolds American, Inc.	23,860	1,154,108

		18,273,985

Trading Companies & Distributors 0.2%
Fastenal Co.	20,233	927,683
W.W. Grainger, Inc.	4,481	1,130,019

		2,057,702

	Shares	Value
Wireless Telecommunication Services 0.3%
Crown Castle International Corp. (a)	21,972	$1,590,553
Sprint Nextel Corp. (a)	226,163	1,587,664

		3,178,217

Total Common Stocks (Cost $524,000,970)		1,072,359,063	(b)

	Principal Amount
Short-Term Investments 7.0%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $90,566 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $100,000 and a Market Value of $93,346)	$90,565	90,565

Total Repurchase Agreement (Cost $90,565)		90,565

U.S. Government 7.0%
United States Treasury Bills
0.005%–0.066%, due 7/11/13 (c)	75,500,000	75,499,549
0.014%–0.049%, due 7/25/13 (c)(d)	4,500,000	4,499,879

Total U.S. Government (Cost $79,999,428)		79,999,428

Total Short-Term Investments (Cost $80,089,993)		80,089,993

Total Investments (Cost $604,090,963) (f)	100.1%	1,152,449,056
Other Assets, Less Liabilities	(0.1)	(707,836)
Net Assets	100.0%	$1,151,741,220

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.0%‡
Standard & Poor’s 500 Index Mini September 2013	988	$79,623

Total Futures Contracts (Settlement Value $79,005,420) (b)		$79,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-395

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.

(c)	Interest rate presented is yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2013.

(f)	As of June 30, 2013, cost is $629,631,534 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$564,787,003
Gross unrealized depreciation	(41,969,481)

Net unrealized appreciation	$522,817,522

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,072,359,063	$—	$—	$1,072,359,063
Short-Term Investments
Repurchase Agreement	—	90,565	—	90,565
U.S. Government	—	79,999,428	—	79,999,428

Total Short-Term Investments	—	80,089,993	—	80,089,993

Total Investments in Securities	1,072,359,063	80,089,993	—	1,152,449,056

Other Financial Instruments
Futures Contracts Long (b)	79,623	—	—	79,623

Total Investments in Securities and Other Financial Instruments	$1,072,438,686	$80,089,993	$—	$1,152,528,679

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-396	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $604,090,963)	$1,152,449,056
Receivables:
Dividends and interest	1,289,917
Fund shares sold	202,142
Investment securities sold	127,080
Other assets	5,631

Total assets	1,154,073,826

Liabilities
Payables:
Fund shares redeemed	872,417
Investment securities purchased	668,829
Variation margin on futures contracts	360,620
Manager (See Note 3)	222,593
Shareholder communication	76,300
NYLIFE Distributors (See Note 3)	59,107
Professional fees	32,783
Custodian	8,301
Trustees	2,079
Accrued expenses	29,577

Total liabilities	2,332,606

Net assets	$1,151,741,220

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,069
Additional paid-in capital	658,597,595

658,632,664
Undistributed net investment income	27,109,695
Accumulated net realized gain (loss) on investments and futures transactions	(82,438,855)
Net unrealized appreciation (depreciation) on investments and futures contracts	548,437,716

Net assets	$1,151,741,220

Initial Class
Net assets applicable to outstanding shares	$866,226,086

Shares of beneficial interest outstanding	26,345,336

Net asset value per share outstanding	$32.88

Service Class
Net assets applicable to outstanding shares	$285,515,134

Shares of beneficial interest outstanding	8,723,340

Net asset value per share outstanding	$32.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-397

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$10,843,540
Interest	14,034

Total income	10,857,574

Expenses
Manager (See Note 3)	1,488,236
Distribution and service—Service Class (See Note 3)	339,883
Shareholder communication	76,425
Professional fees	39,012
Custodian	20,272
Trustees	11,631
Miscellaneous	21,218

Total expenses before waiver/reimbursement	1,996,677
Expense waiver/reimbursement from Manager (See Note 3)	(173,495)

Net expenses	1,823,182

Net investment income (loss)	9,034,392

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	4,122,282
Futures transactions	8,091,727

Net realized gain (loss) on investments and futures transactions	12,214,009

Net change in unrealized appreciation (depreciation) on:
Investments	114,551,917
Futures contracts	758,272

Net change in unrealized appreciation (depreciation) on investments and futures contracts	115,310,189

Net realized and unrealized gain (loss) on investments and futures transactions	127,524,198

Net increase (decrease) in net assets resulting from operations	$136,558,590

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,712.

M-398	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,034,392	$18,308,953
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	12,214,009	22,406,496
Net change in unrealized appreciation (depreciation) on investments and futures contracts	115,310,189	98,764,021

Net increase (decrease) in net assets resulting from operations	136,558,590	139,479,470

Dividends to shareholders:
From net investment income:
Initial Class	—	(11,913,117)
Service Class	—	(3,494,658)

Total dividends to shareholders	—	(15,407,775)

Capital share transactions:
Net proceeds from sale of shares	130,104,271	265,116,333
Net asset value of shares issued to shareholders in reinvestment of dividends	—	15,407,775
Cost of shares redeemed	(136,238,473)	(254,221,769)

Increase (decrease) in net assets derived from capital share transactions	(6,134,202)	26,302,339

Net increase (decrease) in net assets	130,424,388	150,374,034

Net Assets
Beginning of period	1,021,316,832	870,942,798

End of period	$1,151,741,220	$1,021,316,832

Undistributed net investment income at end of period	$27,109,695	$18,075,303

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-399

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$28.93		$25.42	$25.45	$22.58	$18.35	$30.05

Net investment income (loss)	0.28	(a)	0.54	0.45 (a)	0.40 (a)	0.39 (a)	0.51 (a)
Net realized and unrealized gain (loss) on investments	3.67		3.45	(0.03)	2.90	4.40	(11.61)

Total from investment operations	3.95		3.99	0.42	3.30	4.79	(11.10)

Less dividends:
From net investment income	—		(0.48)	(0.45)	(0.43)	(0.56)	(0.60)

Net asset value at end of period	$32.88		$28.93	$25.42	$25.45	$22.58	$18.35

Total investment return	13.65	%(b)(c)	15.66%	1.85%	14.73%	26.26%	(37.01%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%		1.93%	1.75%	1.71%	1.99%	2.04%
Net expenses	0.28	%††	0.29%	0.29%	0.30%	0.30%	0.30%
Expenses (before waiver/reimbursement)	0.31	%††	0.34%	0.34%	0.35%	0.35%	0.35%
Portfolio turnover rate	4%		10%	4%	4%	15%	5%
Net assets at end of period (in 000’s)	$866,226		$773,233	$644,141	$719,103	$709,736	$630,244

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$28.84		$25.34	$25.36	$22.52	$18.30	$29.91

Net investment income (loss)	0.24	(a)	0.47	0.39 (a)	0.34 (a)	0.34 (a)	0.45 (a)
Net realized and unrealized gain (loss) on investments	3.65		3.44	(0.03)	2.88	4.38	(11.54)

Total from investment operations	3.89		3.91	0.36	3.22	4.72	(11.09)

Less dividends:
From net investment income	—		(0.41)	(0.38)	(0.38)	(0.50)	(0.52)

Net asset value at end of period	$32.73		$28.84	$25.34	$25.36	$22.52	$18.30

Total investment return	13.49	%(b)(c)	15.37%	1.59%	14.44%	25.95%	(37.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52	%††	1.67%	1.50%	1.46%	1.74%	1.79%
Net expenses	0.53	%††	0.54%	0.54%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement)	0.56	%††	0.59%	0.59%	0.60%	0.60%	0.60%
Portfolio turnover rate	4%		10%	4%	4%	15%	5%
Net assets at end of period (in 000’s)	$285,515		$248,084	$226,802	$243,111	$220,788	$179,715

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-400	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP T. Rowe Price Equity Income Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	14.22%	23.83%	16.50%	0.84%
Service Class Shares	14.08	23.52	16.20	1.09

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	13.82%	20.60%	15.39%
Average Lipper Variable Products Equity Income Portfolio[4]	13.63	21.71	16.18

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-401

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2013, to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,142.20	$4.14	$1,020.90	$3.91

Service Class Shares	$1,000.00	$1,140.80	$5.47	$1,019.70	$5.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-402	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of June 30, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	12.6%
Commercial Banks	6.5
Pharmaceuticals	5.4
Diversified Financial Services	4.9
Insurance	4.5
Electric Utilities	4.2
Industrial Conglomerates	3.9
Media	3.8
Diversified Telecommunication Services	3.4
Aerospace & Defense	2.8
Consumer Finance	2.4
Food Products	2.4
Capital Markets	2.2
Machinery	2.1
Semiconductors & Semiconductor Equipment	2.1
Communications Equipment	2.0
Computers & Peripherals	1.8
Multiline Retail	1.8
Software	1.7
Electrical Equipment	1.6
Energy Equipment & Services	1.6
Leisure Equipment & Products	1.4
Paper & Forest Products	1.4
Metals & Mining	1.3
Automobiles	1.2
Multi-Utilities	1.2

Road & Rail	1.1%
Air Freight & Logistics	1.0
Household Products	1.0
IT Services	1.0
Airlines	0.9
Beverages	0.9
Specialty Retail	0.9
Building Products	0.8
Electronic Equipment & Instruments	0.8
Hotels, Restaurants & Leisure	0.8
Personal Products	0.8
Real Estate Investment Trusts	0.8
Construction Materials	0.7
Auto Components	0.6
Distributors	0.6
Chemicals	0.5
Containers & Packaging	0.5
Health Care Providers & Services	0.5
Life Sciences Tools & Services	0.5
Independent Power Producers & Energy Traders	0.3
Wireless Telecommunication Services	0.3
Household Durables	0.1
Short-Term Investment	4.6
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page M-407 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co.

2.	General Electric Co.

3.	Chevron Corp.

4.	Wells Fargo & Co.

5.	Exxon Mobil Corp.
6.	U.S. Bancorp

7.	Apache Corp.

8.	AT&T, Inc.

9.	Johnson & Johnson

10.	Microsoft Corp.

mainstayinvestments.com	M-403

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Brian C. Rogers of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP T. Rowe Price Equity Income Portfolio returned 14.22% for Initial Class shares and 14.08% for Service Class shares. Over the same period, both share classes outperformed the 13.82% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 13.63% return of the average Lipper1 Variable Products Equity Income Portfolio for the six months ended June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

According to Russell data, large-cap value stocks outperformed large-cap growth stocks during the first half of 2013. While the S&P 500® Index tends to be evenly balanced between growth and value stocks, the Portfolio typically maintains a value orientation, which no doubt had a positive influence on returns relative to the broader S&P 500® Index. Overall, stock selection drove relative returns in relation to the S&P 500® Index, and sector weighting was also positive.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributors to the Portfolio’s relative performance were information technology, consumer staples and industrials. (Contributions take weightings and total returns into account.) In information technology, stock selection and an underweight position drove relative performance. The Portfolio benefited from an underweight position in Apple, which traded down during the reporting period. The Portfolio also held a position in computer manufacturer Dell, which benefited from acquisition attempts. Stock selection in the consumer staples sector also supported relative returns, with strong results from a turnaround at Avon Products. Stock selection in the industrials sector also contributed to relative gains, with airline mergers taking center stage.

The sectors that detracted the most from relative performance included energy, materials and utilities. In the energy sector, coal and natural gas producer CONSOL Energy hurt relative results as coal prices dipped on slowing growth in China and carbon-emission concerns in the U.S. In the materials sector, stock selection and an overweight position detracted from relative returns. The sector was the weakest performer in the S&P 500® Index, largely because of commodity pressures. One example was mining company Cliffs Natural Resources, which declined on weakened demand for iron ore and coal. Utilities proved to be a modest drag on relative performance mostly because of the Portfolio’s overweight position. Weak power demand, persistently low natural gas prices and a spike in interest rates near the end of June weighed on the sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest individual positive contribution to the Portfolio’s absolute performance came from diversified bank JPMorgan Chase. The company benefited from lower loan-loss provisions, better expense control and firmer loan growth. Investors were also encouraged that JPMorgan Chase has moved beyond the London Whale problems that weighed on shares throughout 2012.

Money center bank Wells Fargo was another strong positive contributor. The company posted better-than-expected earnings, as mortgage financing improved and year-over-year core expenses fell. Wells Fargo has significantly strengthened its capital position and recently increased its dividend and resumed share buybacks. We believed the company would benefit from an improving housing market and an eventual rise in interest rates.

Another strong contributor was consumer finance company American Express. Despite muted growth in card-member spending, the company benefited from an improving U.S. economy, effective expense controls and a strong balance sheet. During the second quarter, the company announced a dividend increase.

The weakest contributors to the Portfolio’s performance included metals & mining companies Cliffs Natural Resources and Newmont Mining and Brazilian oil company Petrobras. Cliffs Natural Resources suffered from weak iron ore prices and softening demand for steel. However, the company paid solid dividends and appeared well positioned should commodity

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-404	MainStay VP T. Rowe Price Equity Income Portfolio

fundamentals improve. Newmont Mining, the world’s the second-largest gold miner, was hurt by weakness in the price of gold. The company paid a solid dividend and appeared well positioned for an eventual gold recovery. Shares of Brazil’s state-owned oil company Petrobras traded down as government efforts to curb inflation and control prices required the company to sell fuel at a discount. The company also faced lower-than-expected production growth and challenges in its downstream business. We expected volumes to grow as new projects were brought onstream and as the efficiency drive in the Campos Basin delivered results.

Were there other stocks that were particularly noteworthy during the reporting period?

Medical device manufacturer Thermo Fisher Scientific benefited from growth in its analytical technology business. The company rebounded from concerns that potential cuts to funding for the National Institute of Health (NIH) would affect top-line growth. Investors reacted favorably to earnings reports that showed reduced costs and improved margins, as well as a new dividend payment and aggressive share repurchase activity. We continued to believe that Thermo Fisher Scientific offers an attractive risk-reward proposition because of the company’s strong competitive positioning in analytical instruments and its investments in higher-growth areas such as specialty diagnostics.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased shares of computers & peripherals company Apple, oil & gas exploration & production company Apache, and mining machinery company Joy Global.

Apple’s share price fell in the face of increasing competitive pressures, making the valuation more compelling. The company has a vast addressable market with ample room for expansion and numerous avenues of growth, including China and enterprise sales. The company recently began paying a dividend, and management appeared committed to returning capital to shareholders.

Commodity pressures have weighed on shares of Apache, causing the company to trade at a large discount to its net asset value. Geopolitical uncertainty in the Middle East had also provided headwinds, but this high-quality company had diverse global operations, had expanded its production and drilling inventory and had ample room to grow margins.

Joy Global is a dominant supplier of mining machinery, primarily to coal producers. Weakness in coal fundamentals, driven by slowing growth in China and exceptionally low natural gas prices, has pressured the stock, but the company appeared well positioned for cyclical improvement, particularly in emerging markets.

Significant sales during the reporting period included medical equipment maker Thermo Fisher Scientific, machinery company Ingersoll-Rand and appliance manufacturer Whirlpool.

Although we continued to believe that Thermo Fisher Scientific offers an attractive risk-reward proposition, we reduced our position after the stock’s strong performance. Investors reacted favorably to earnings reports that showed reduced costs and improved margins, as well as a new dividend payment and aggressive share repurchase activity.

As Ingersoll-Rand benefited from a favorable sales mix and stronger end markets, we reduced our position in the stock. The company has taken steps to boost shareholder value, including stock buybacks. By the end of the reporting period, we had eliminated our position on strength.

Whirlpool saw its share price increase as the company reported improved margins driven by price increases. We took the opportunity to further trim the Portfolio’s position on the continued strength in the stock.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio follows a diversified, bottom-up investment approach with a long-term focus that has historically resulted in lower Portfolio turnover than its peers. Changes to sector positioning are a residual of our stock-selection process. Though we remained active buying and selling securities in each sector, there was no significant change in sector weightings relative to the S&P 500® Index during the reporting period. The industrials sector was the most substantially overweight position, followed by financials and energy. This represents a slight change from the beginning of the reporting period when financials was the largest overweight position, followed by industrials and energy.

Information technology remains the Portfolio’s most significantly underweight position. At the end of the reporting period, health care was next, followed by consumer staples. At the beginning of the reporting period, however, consumer staples was the second- most underweight position, followed by health care.

mainstayinvestments.com	M-405

Much of this movement was driven by an increase in the weighting of consumer staples in the S&P 500® Index during the reporting period. On an abso-lute basis, the Portfolio’s weighting in consumer staples actually increased during the reporting period while the Portfolio’s health care weighting slightly decreased.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio’s most significantly overweight sectors relative to the S&P 500® Index were financials, industrials and energy. As of the same date, the Portfolio’s most significantly underweight sectors were information technology, health care and consumer staples.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-406	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 94.9%†
Aerospace & Defense 2.8%
Boeing Co. (The)	72,800	$7,457,632
Honeywell International, Inc.	113,500	9,005,090
Lockheed Martin Corp.	32,000	3,470,720

		19,933,442

Air Freight & Logistics 1.0%
United Parcel Service, Inc. Class B	85,300	7,376,744

Airlines 0.9%
United Continental Holdings, Inc. (a)	205,000	6,414,450

Auto Components 0.6%
Johnson Controls, Inc.	115,400	4,130,166

Automobiles 0.6%
Ford Motor Co.	274,000	4,238,780

Beverages 0.9%
PepsiCo., Inc.	81,500	6,665,885

Building Products 0.8%
Masco Corp.	197,800	3,855,122
USG Corp. (a)	83,800	1,931,590

		5,786,712

Capital Markets 2.2%
Bank of New York Mellon Corp.	97,600	2,737,680
Legg Mason, Inc.	173,200	5,370,932
Northern Trust Corp.	123,000	7,121,700
Och-Ziff Capital Management Group LLC Class A	65,500	683,820

		15,914,132

Chemicals 0.5%
E.I. du Pont de Nemours & Co.	72,100	3,785,250

Commercial Banks 6.5%
PNC Financial Services Group, Inc.	136,200	9,931,704
Regions Financial Corp.	302,300	2,880,919
SunTrust Banks, Inc.	208,700	6,588,659
♦U.S. Bancorp	335,500	12,128,325
♦Wells Fargo & Co.	365,000	15,063,550

		46,593,157

Communications Equipment 2.0%
Cisco Systems, Inc.	288,700	7,018,297
Harris Corp.	119,400	5,880,450
Nokia Oyj, Sponsored ADR (a)	395,100	1,477,674

		14,376,421

	Shares	Value
Computers & Peripherals 1.8%
Apple, Inc.	15,000	$5,941,200
Dell, Inc.	451,200	6,023,520
Hewlett-Packard Co.	33,500	830,800

		12,795,520

Construction Materials 0.7%
Vulcan Materials Co.	96,300	4,661,883

Consumer Finance 2.4%
American Express Co.	128,500	9,606,660
Capital One Financial Corp.	77,400	4,861,494
SLM Corp.	130,400	2,980,944

		17,449,098

Containers & Packaging 0.5%
MeadWestvaco Corp.	109,000	3,717,990

Distributors 0.6%
Genuine Parts Co.	53,200	4,153,324

Diversified Financial Services 4.9%
Bank of America Corp.	713,600	9,176,896
♦JPMorgan Chase & Co.	390,600	20,619,774
McGraw Hill Financial, Inc.	104,600	5,563,674

		35,360,344

Diversified Telecommunication Services 3.4%
♦AT&T, Inc.	320,600	11,349,240
CenturyLink, Inc.	112,300	3,969,805
Telefonica S.A. (a)	154,126	1,975,084
Verizon Communications, Inc.	136,900	6,891,546

		24,185,675

Electric Utilities 4.2%
Duke Energy Corp.	127,445	8,602,538
Entergy Corp.	105,400	7,344,272
Exelon Corp.	192,000	5,928,960
FirstEnergy Corp.	101,500	3,790,010
Xcel Energy, Inc.	156,700	4,440,878

		30,106,658

Electrical Equipment 1.6%
Eaton Corp. PLC	59,784	3,934,385
Emerson Electric Co.	138,500	7,553,790

		11,488,175

Electronic Equipment & Instruments 0.8%
Corning, Inc.	408,100	5,807,263

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-407

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 1.6%
Diamond Offshore Drilling, Inc.	75,300	$5,179,887
Schlumberger, Ltd.	89,800	6,435,068

		11,614,955

Food Products 2.4%
Archer-Daniels-Midland Co.	205,000	6,951,550
Campbell Soup Co.	161,500	7,233,585
McCormick & Co., Inc.	44,900	3,159,164

		17,344,299

Health Care Providers & Services 0.5%
Quest Diagnostics, Inc.	59,700	3,619,611

Hotels, Restaurants & Leisure 0.8%
Carnival Corp.	164,200	5,630,418

Household Durables 0.1%
Whirlpool Corp.	5,400	617,544

Household Products 1.0%
Clorox Co. (The)	88,200	7,332,948

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The)	205,500	2,463,945

Industrial Conglomerates 3.9%
3M Co.	75,300	8,234,055
♦General Electric Co.	852,900	19,778,751

		28,012,806

Insurance 4.5%
Allstate Corp. (The)	163,300	7,857,996
Chubb Corp. (The)	40,200	3,402,930
Lincoln National Corp.	121,400	4,427,458
Loews Corp.	54,400	2,415,360
Marsh & McLennan Cos., Inc.	208,300	8,315,336
Sun Life Financial, Inc.	90,200	2,671,724
Willis Group Holdings PLC	81,500	3,323,570

		32,414,374

IT Services 1.0%
Computer Sciences Corp.	103,500	4,530,195
Western Union Co. (The)	162,200	2,775,242

		7,305,437

Leisure Equipment & Products 1.4%
Hasbro, Inc.	47,300	2,120,459
Mattel, Inc.	180,600	8,182,986

		10,303,445

	Shares	Value
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	61,600	$2,634,016
Thermo Fisher Scientific, Inc.	13,600	1,150,968

		3,784,984

Machinery 2.1%
Illinois Tool Works, Inc.	136,200	9,420,954
Joy Global, Inc.	68,500	3,324,305
Xylem, Inc.	72,800	1,961,232

		14,706,491

Media 3.8%
Cablevision Systems Corp. Class A	201,100	3,382,502
Comcast Corp. Class A	88,500	3,706,380
Madison Square Garden Co. Class A (a)	57,100	3,383,175
New York Times Co. (The) Class A (a)	183,300	2,027,298
Time Warner, Inc.	141,700	8,193,094
Walt Disney Co. (The)	70,800	4,471,020
WPP PLC	102,182	1,743,741

		26,907,210

Metals & Mining 1.3%
Cliffs Natural Resources, Inc.	57,500	934,375
Newmont Mining Corp.	89,100	2,668,545
Nucor Corp.	136,800	5,926,176

		9,529,096

Multi-Utilities 1.2%
NiSource, Inc.	265,700	7,609,648
TECO Energy, Inc.	36,700	630,873

		8,240,521

Multiline Retail 1.8%
Kohl’s Corp.	157,100	7,935,121
Macy’s, Inc.	101,300	4,862,400

		12,797,521

Oil, Gas & Consumable Fuels 12.6%
Anadarko Petroleum Corp.	86,900	7,467,317
♦Apache Corp.	143,000	11,987,690
BP PLC, Sponsored ADR	88,700	3,702,338
♦Chevron Corp.	146,300	17,313,142
ConocoPhillips	45,200	2,734,600
CONSOL Energy, Inc.	150,500	4,078,550
♦Exxon Mobil Corp.	158,400	14,311,440
Hess Corp.	109,500	7,280,655
Murphy Oil Corp.	126,200	7,684,318
Petroleo Brasileiro S.A., ADR	218,300	2,929,586
Royal Dutch Shell PLC, ADR	159,400	10,169,720
Talisman Energy, Inc.	95,400	1,090,422

		90,749,778

Paper & Forest Products 1.4%
International Paper Co.	219,000	9,703,890

M-408	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Personal Products 0.8%
Avon Products, Inc.	277,100	$5,827,413

Pharmaceuticals 5.4%
Bristol-Myers Squibb Co.	159,600	7,132,524
Hospira, Inc. (a)	75,300	2,884,743
♦Johnson & Johnson	126,200	10,835,532
Merck & Co., Inc.	181,000	8,407,450
Pfizer, Inc.	335,600	9,400,156

		38,660,405

Real Estate Investment Trusts 0.7%
Weyerhaeuser Co.	177,800	5,065,522

Road & Rail 1.1%
Norfolk Southern Corp.	108,900	7,911,585

Semiconductors & Semiconductor Equipment 2.1%
Analog Devices, Inc.	112,500	5,069,250
Applied Materials, Inc.	342,500	5,106,675
Texas Instruments, Inc.	130,300	4,543,561

		14,719,486

Software 1.7%
CA, Inc.	67,800	1,941,114
♦Microsoft Corp.	297,600	10,276,128

		12,217,242

Specialty Retail 0.9%
Staples, Inc.	363,000	5,757,180
Tiffany & Co.	5,300	386,052

		6,143,232

Wireless Telecommunication Services 0.3%
Vodafone Group PLC	846,966	2,419,870

Total Common Stocks (Cost $588,834,592)		680,985,097

Convertible Preferred Stocks 0.7%
Automobiles 0.6%
General Motors Co. 4.75%	92,100	4,435,536

Real Estate Investment Trusts 0.1%
Weyerhaeuser Co. 6.375%	6,900	351,969

Total Convertible Preferred Stocks (Cost $4,293,986)		4,787,505

	Principal Amount	Value
Short-Term Investment 4.6%
Repurchase Agreement 4.6%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $33,253,442 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $35,730,000 and a Market Value of $33,919,061)	$33,253,414	$33,253,414

Total Short-Term Investment (Cost $33,253,414)		33,253,414

Total Investments (Cost $626,381,992) (b)	100.2%	719,026,016
Other Assets, Less Liabilities	(0.2)	(1,472,936)
Net Assets	100.0%	$717,553,080

(a)	Non-income producing security.

(b)	As of June 30, 2013, cost is $626,457,991 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$103,766,071
Gross unrealized depreciation	(11,198,046)

Net unrealized appreciation	$92,568,025

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-409

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$680,985,097	$—	$—	$680,985,097
Convertible Preferred Stocks	4,787,505	—	—	4,787,505
Short-Term Investment
Repurchase Agreement	—	33,253,414	—	33,253,414

Total Investments in Securities	$685,772,602	$33,253,414	$—	$719,026,016

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2013, foreign securities with a total value of $3,759,389 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of June 30, 2013, for these securities are based on quoted prices in active markets for identical investments.

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-410	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $626,381,992)	$719,026,016
Cash denominated in foreign currencies (identified cost $5)	6
Receivables:
Dividends and interest	1,022,115
Investment securities sold	618,572
Fund shares sold	187,806
Other assets	3,399

Total assets	720,857,914

Liabilities
Payables:
Investment securities purchased	2,326,417
Manager (See Note 3)	442,752
Fund shares redeemed	391,791
NYLIFE Distributors (See Note 3)	56,473
Shareholder communication	48,889
Professional fees	32,545
Custodian	3,058
Trustees	1,256
Accrued expenses	1,653

Total liabilities	3,304,834

Net assets	$717,553,080

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,314
Additional paid-in capital	590,306,475

590,364,789
Undistributed net investment income	14,445,000
Accumulated net realized gain (loss) on investments and foreign currency transactions	20,102,958
Net unrealized appreciation (depreciation) on investments	92,644,025
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(3,692)

Net assets	$717,553,080

Initial Class
Net assets applicable to outstanding shares	$443,451,974

Shares of beneficial interest outstanding	35,991,018

Net asset value per share outstanding	$12.32

Service Class
Net assets applicable to outstanding shares	$274,101,106

Shares of beneficial interest outstanding	22,322,850

Net asset value per share outstanding	$12.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-411

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$8,652,159
Interest	1,573

Total income	8,653,732

Expenses
Manager (See Note 3)	2,720,175
Distribution and service—Service Class (See Note 3)	327,522
Shareholder communication	48,384
Professional fees	29,858
Custodian	11,612
Trustees	7,327
Miscellaneous	11,035

Total expenses before waiver/reimbursement	3,155,913
Expense waiver/reimbursement from Manager (See Note 3)	(171,491)

Net expenses	2,984,422

Net investment income (loss)	5,669,310

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	14,423,956
Foreign currency transactions	(2,596)

Net realized gain (loss) on investments and foreign currency transactions	14,421,360

Net change in unrealized appreciation (depreciation) on:
Investments	68,317,065
Translation of other assets and liabilities in foreign currencies	(4,536)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	68,312,529

Net realized and unrealized gain (loss) on investments and foreign currency transactions	82,733,889

Net increase (decrease) in net assets resulting from operations	$88,403,199

(a)	Dividends recorded net of foreign withholding taxes in the amount of $52,928.

M-412	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,669,310	$8,923,138
Net realized gain (loss) on investments and foreign currency transactions	14,421,360	5,534,150
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	68,312,529	24,327,804

Net increase (decrease) in net assets resulting from operations	88,403,199	38,785,092

Capital share transactions:
Net proceeds from sale of shares	60,818,169	655,547,131
Cost of shares redeemed	(48,071,094)	(77,929,417)

Increase (decrease) in net assets derived from capital share transactions	12,747,075	577,617,714

Net increase (decrease) in net assets	101,150,274	616,402,806

Net Assets
Beginning of period	616,402,806	—

End of period	$717,553,080	$616,402,806

Undistributed net investment income at end of period	$14,445,000	$8,775,690

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-413

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.79		$10.00

Net investment income (loss) (a)	0.10		0.19
Net realized and unrealized gain (loss) on investments	1.43		0.60

Total from investment operations	1.53		0.79

Net asset value at end of period	$12.32		$10.79

Total investment return (b)(c)	14.18%		7.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%††	2.15	%††
Net expenses	0.78	%††	0.79	%††
Expenses (before waiver/reimbursement)	0.83	%††	0.84	%††
Portfolio turnover rate	10%		15%
Net assets at end of period (in 000’s)	$443,452		$374,322

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$10.76		$10.00

Net investment income (loss) (a)	0.09		0.17
Net realized and unrealized gain (loss) on investments	1.43		0.59

Total from investment operations	1.52		0.76

Net asset value at end of period	$12.28		$10.76

Total investment return (b)(c)	14.13%		7.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50	%††	1.85	%††
Net expenses	1.03	%††	1.04	%††
Expenses (before waiver/reimbursement)	1.08	%††	1.09	%††
Portfolio turnover rate	10%		15%
Net assets at end of period (in 000’s)	$274,101		$242,081

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-414	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Unconstrained Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Since Inception (4/29/11)	Gross Expense Ratio[1]
Initial Class Shares	–0.37%	6.95%	5.34%	0.65%
Service Class Shares	–0.49	6.67	5.07	0.90

Benchmark Performance	Six Months	One Year	Since Inception (4/29/11)
Barclays U.S. Aggregate Bond Index[2]	–2.44%	–0.69%	3.53%
Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	0.15	0.38	0.38
Morningstar Nontraditional Bond Category Average[2]	–0.52	3.52	2.48
Average Lipper Variable Products Global Income Portfolio[3]	–4.62	0.72	1.65

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Global Income Portfolio is representative of portfolios that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-415

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$996.30	$3.22	$1,021.60	$3.26

Service Class Shares	$1,000.00	$995.10	$4.45	$1,020.30	$4.51

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-416	MainStay VP Unconstrained Bond Portfolio

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-420 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	United States Treasury Inflation–Indexed Notes, 1.125%–1.25%, due 7/15/20–1/15/21

2.	Bank of America Corp., 4.75%–7.625%, due 5/16/19–7/1/20

3.	First Data Corp., 7.375%–10.625%, due 6/15/19–6/15/21

4.	JPMorgan Chase & Co. (zero coupon)–7.90%, due 5/5/15–4/29/49

5.	Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp., 5.25%–7.875%, due 10/15/18–5/1/23
6.	MGM Resorts International, 3.50%–8.625%, due 4/15/15–10/1/20

7.	Royal Bank of Scotland Group PLC, 6.125%–6.40%, due 10/21/19–12/15/22

8.	Sprint Capital Corp., 6.90%–8.75%, due 5/1/19–3/15/32

9.	Novelis, Inc., 8.375%–8.75%, due 12/15/17–12/15/20

10.	NRG Energy, Inc., 2.75%–8.50%, due 7/2/18–6/15/19

mainstayinvestments.com	M-417

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Unconstrained Bond Portfolio returned –0.37% for Initial Class shares and –0.49% for Service Class shares. Over the same period, both share classes outperformed the –2.44% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index, but underperformed the 0.15% return of the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the –0.52% return of the Morningstar Nontraditional Bond Category Average, which is an additional benchmark of the Portfolio. Both share classes outperformed the –4.62% return of the average Lipper1 Variable Products Global Income Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2013, (i) the name of the Portfolio changed from “MainStay VP Flexible Bond Opportunities Portfolio” to “MainStay VP Unconstrained Bond Portfolio”; (ii) the Portfolio’s investment objective changed from “to seek current income and total return by investing primarily in domestic and foreign debt securities“ to “to seek total return by investing primarily in domestic and foreign debt securities”; (iii) the principal investment strategy of the Portfolio was revised; and (iv) the Bank of America Merrill Lynch U.S. 3-month LIBOR Constant Maturity Index became a secondary benchmark of the Portfolio, and the Morningstar Nontraditional Bond Category Average became an additional benchmark.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed the Barclays U.S. Aggregate Bond Index, primarily because of an overweight position in spread2 product, more specifically high-yield corporate bonds. The Portfolio was negatively affected at the end of the reporting period when Federal Reserve representatives suggested that assets purchases—part of a policy known as quantitative easing—might taper in the months ahead. The remarks moved U.S. Treasury yields sharply upward, causing prices to decline. Spread product, which the Portfolio favored during the reporting period, outperformed the Barclays U.S. Aggregate Bond Index, while U.S. Treasury securities and agency mortgages underperformed. Fortunately, underweight positions in the latter asset classes helped the relative performance of the fixed-income portion of the Portfolio. Furthermore, we had used U.S. Treasury futures to shorten the Portfolio’s duration, and the shorter duration also added to the Portfolio’s performance relative to the Barclays U.S. Aggregate Index.

In the high-yield sector we maintained an overweight position in financials, gaming, homebuilders, building materials, coal and steel. On balance, this positioning performed well for the Portfolio.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period. In large part, this was because of the Portfolio’s out-of-index position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates (though they are not immune). We increased exposure to a short position in U.S. Treasury securities through futures to lower the overall duration of the Portfolio. We took this action seeking to further insulate the Portfolio from the potential negative impact of a rise in interest rates. Exposure to lower-duration high-yield securities had a positive impact on performance, while the exposure to U.S. Treasury futures had a smaller positive effect during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

There were many macro factors to consider, and the fixed-income portion of the Portfolio experienced some volatility. The Federal Reserve’s comments at

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-418	MainStay VP Unconstrained Bond Portfolio

the end of the second quarter regarding tapering bond purchases were an important macro factor during the reporting period. Nevertheless, we did not make any material changes to the Portfolio’s positioning.

We have long judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be positive for spread products such as high-yield corporate bonds. Improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we have maintained a risk profile that is higher than that of the Barclays U.S. Aggregate Bond Index.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

An overweight position in high-yield corporate bonds was the driving force behind the Portfolio’s outperformance of the Barclays U.S. Aggregate Bond Index. During the reporting period, the Barclays U.S. Aggregate Bond Index was down (–2.44%) while high-yield corporate bonds, as measured by the Bank of America Merrill Lynch High Yield Master II Constrained Index, were up (+1.46%). The Portfolio’s positions in convertible bonds and bank loans were also positive contributors to performance relative to the Barclays U.S. Aggregate Bond Index.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight positions contributed to the Portfolio’s relative performance as U.S. Treasury and agency securities had negative absolute returns during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

We slightly reduced the Portfolio’s weighting in high-yield bonds, and we moderately increased the Portfolio’s weighting in investment-grade credits. Within the high-yield sector, we sold the Portfolio’s positions in telecommunications provider Frontier Communications and metals producer Century Aluminum while purchasing investment-grade credits XL Group (a property and casualty insurance provider) and Telefonica (a communications company).

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period there were no major shifts in the Portfolio’s sector positioning. We did, however, slightly decrease the Portfolio’s weighting in high-yield bonds and increase the Portfolio’s weighting in investment-grade credit purely as a function of specific issue opportunities. In addition, we increased the Portfolio’s exposure to a short position in U.S. Treasury futures to shorten the Portfolio’s duration.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio held an overweight position in spread product, specifically high-yield corporate bonds. As of the same date, the Portfolio held underweight positions in sectors that are more interest-rate sensitive, such as U.S. Treasury securities and agency securities. As of June 30, 2013, the Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-419

Portfolio of Investments June 30, 2013 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 87.1%† Asset-Backed Securities 0.9%
Airlines 0.2%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22 (a)	$306,021	$302,960
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	21,482	24,060
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	77,713	85,096
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 7/15/18	131,579	151,316

		563,432

Home Equity 0.5%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.253%, due 10/25/36 (b)(c)	125,016	106,305
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.263%, due 5/25/37 (b)(c)	71,636	57,890
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.253%, due 4/25/37 (b)(c)	28,113	27,280
First NLC Trust Series 2007-1, Class A1 0.263%, due 8/25/37 (b)(c)(d)	105,589	51,548
GSAA Home Equity Trust Series 2006-14, Class A1 0.243%, due 9/25/36 (b)(c)	221,631	105,878
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.323%, due 4/25/37 (b)(c)	55,627	51,460
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.293%, due 4/25/37 (b)(c)	98,258	82,857
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.293%, due 3/25/47 (b)(c)	68,390	47,462
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.243%, due 11/25/36 (b)(c)	27,916	12,139
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.303%, due 3/25/37 (b)(c)	169,494	111,870

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.293%, due 9/25/36 (b)(c)	$102,413	$71,492
Series 2006-HE8, Class A2B 0.293%, due 10/25/36 (b)(c)	49,149	25,396
Series 2007-HE4, Class A2A 0.303%, due 2/25/37 (b)(c)	24,830	10,927
Series 2007-NC2, Class A2FP 0.343%, due 2/25/37 (b)(c)	97,468	52,089
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)(e)	207,019	116,054
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.283%, due 5/25/37 (b)(c)	122,903	66,341
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.273%, due 6/25/37 (b)(c)	122,053	102,662
Series 2006-EQ2, Class A2 0.303%, due 1/25/37 (b)(c)	68,924	43,536
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.303%, due 9/25/37 (b)(c)	758,685	457,353

		1,600,539

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.593%, due 5/25/29 (b)	483,750	442,327

Total Asset-Backed Securities (Cost $2,860,429)		2,606,298

Convertible Bonds 4.0%
Airlines 0.2%
Airtran Holdings, Inc. 5.25%, due 11/1/16	250,000	357,187
United Airlines, Inc. 4.50%, due 1/15/15	195,000	341,616

		698,803

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	147,000	266,346

Biotechnology 0.2%
Gilead Sciences, Inc. 1.00%, due 5/1/14	266,000	603,820

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-420	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Coal 0.0%‡
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	$125,000	$114,063

Computers 0.2%
EMC Corp. 1.75%, due 12/1/13	396,000	585,339
SanDisk Corp. 1.50%, due 8/15/17	53,000	70,921

		656,260

Distribution & Wholesale 0.1%
WESCO International, Inc. 6.00%, due 9/15/29	100,000	246,375

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	258,000	275,415

Environmental Controls 0.1%
Covanta Holding Corp. 3.25%, due 6/1/14	340,000	439,450

Health Care—Products 0.1%
Teleflex, Inc. 3.875%, due 8/1/17	322,000	436,511

Health Care—Services 0.1%
WellPoint, Inc. 2.75%, due 10/15/42 (d)	160,000	200,000

Home Builders 0.0%‡
Ryland Group, Inc. (The) 0.25%, due 6/1/19	65,000	58,988

Household Products & Wares 0.1%
Jarden Corp. 1.875%, due 9/15/18 (d)	310,000	349,719

Insurance 0.0%‡
Radian Group, Inc. 2.25%, due 3/1/19	51,000	65,312

Internet 0.2%
Dealertrack Technologies, Inc. 1.50%, due 3/15/17	165,000	191,400
Priceline.com, Inc. 1.00%, due 3/15/18	305,000	356,087

		547,487

	Principal Amount	Value
Iron & Steel 0.3%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	$405,000	$418,669
Steel Dynamics, Inc. 5.125%, due 6/15/14	222,000	237,956
United States Steel Corp. 4.00%, due 5/15/14	182,000	187,005

		843,630

Lodging 0.1%
♦MGM Resorts International 4.25%, due 4/15/15	170,000	190,719

Media 0.0%‡
Liberty Interactive LLC 3.50%, due 1/15/31	130,000	67,275

Metal Fabricate & Hardware 0.0%‡
RTI International Metals, Inc. 1.625%, due 10/15/19	55,000	52,044

Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	40,000	50,825

Miscellaneous—Manufacturing 0.2%
Danaher Corp. (zero coupon), due 1/22/21	266,000	489,772

Oil & Gas 0.1%
Cobalt International Energy, Inc. 2.625%, due 12/1/19	230,000	244,231

Oil & Gas Services 0.4%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	300,000	375,375
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (d)(f)	400,000	529,240
SEACOR Holdings, Inc. 2.50%, due 12/15/27 (d)	60,000	69,375
Subsea 7 S.A. 3.50%, due 10/13/14	100,000	118,490

		1,092,480

Pharmaceuticals 0.3%
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	65,000	180,253
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	275,000	329,484

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-421

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	$295,000	$310,488

		820,225

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (d)	250,000	302,656

Semiconductors 0.6%
Intel Corp. 3.25%, due 8/1/39	220,000	280,776
Microchip Technology, Inc. 2.125%, due 12/15/37	290,000	422,131
Micron Technology, Inc. 1.625%, due 2/15/33 (d)	305,000	441,678
Novellus Systems, Inc. 2.625%, due 5/15/41	175,000	247,516
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	265,000	305,910
Xilinx, Inc. 2.625%, due 6/15/17	15,000	21,506

		1,719,517

Software 0.2%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	100,000	109,625
Netsuite, Inc. 0.25%, due 6/1/18 (d)	155,000	158,487
Nuance Communications, Inc. 2.75%, due 11/1/31	205,000	212,175
Salesforce.com, Inc. 0.25%, due 4/1/18 (d)	155,000	147,734
Workday, Inc. 0.75%, due 7/15/18 (d)	65,000	66,463

		694,484

Telecommunications 0.2%
Ciena Corp. 4.00%, due 12/15/20	280,000	366,625
SBA Communications Corp. 4.00%, due 10/1/14	95,000	233,344

		599,969

Total Convertible Bonds (Cost $11,585,958)		12,126,376

Corporate Bonds 75.1%
Advertising 0.3%
Lamar Media Corp. 7.875%, due 4/15/18	750,000	798,750

	Principal Amount	Value
Aerospace & Defense 2.1%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	$1,200,000	$1,272,000
B/E Aerospace, Inc. 5.25%, due 4/1/22	1,150,000	1,144,250
Ducommun, Inc. 9.75%, due 7/15/18	520,000	568,100
TransDigm, Inc. 7.75%, due 12/15/18	1,075,000	1,131,437
Triumph Group, Inc. 8.00%, due 11/15/17	900,000	947,250
8.625%, due 7/15/18	1,100,000	1,188,000

		6,251,037

Agriculture 0.4%
Bunge, Ltd. Finance Corp. 8.50%, due 6/15/19	1,015,000	1,252,715

Airlines 1.7%
Continental Airlines, Inc. 7.875%, due 1/2/20	301,147	319,215
9.798%, due 10/1/22	687,559	794,131
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	297,390	319,695
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	81,260	87,152
Series 2010-2, Class B Pass Through Trust 6.75%, due 5/23/17	563,000	581,298
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	1,001,516	1,059,103
U.S. Airways, Inc. Series 2012-1A, Pass Through Trust 5.90%, due 4/1/26	1,875,615	1,969,395

		5,129,989

Auto Manufacturers 1.2%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	1,360,000	1,501,100
Ford Motor Co. 6.625%, due 10/1/28	51,000	55,603
7.45%, due 7/16/31	525,000	628,538
9.98%, due 2/15/47	133,000	183,162
Navistar International Corp. 8.25%, due 11/1/21	1,415,000	1,390,238

		3,758,641

Auto Parts & Equipment 1.3%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19	500,000	500,625

M-422	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Continental Rubber of America Corp. 4.50%, due 9/15/19 (d)	$1,450,000	$1,493,029
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,650,000	1,806,750
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	252,000	274,680

		4,075,084

Banks 7.2%
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (d)	1,715,000	1,607,812
♦Bank of America Corp. 4.75%, due 5/6/19 (b)	€1,000,000	1,288,633
5.625%, due 7/1/20	$1,910,000	2,102,847
7.625%, due 6/1/19	95,000	114,169
Bank of America N.A. 6.00%, due 10/15/36	1,212,000	1,347,699
Barclays Bank PLC 5.14%, due 10/14/20	463,000	467,773
BBVA Bancomer S.A. 6.75%, due 9/30/22 (d)	1,510,000	1,630,800
CIT Group, Inc. 4.25%, due 8/15/17	600,000	603,000
Citigroup, Inc. 3.375%, due 3/1/23	1,225,000	1,171,852
Discover Bank / Greenwood 7.00%, due 4/15/20	1,055,000	1,231,214
8.70%, due 11/18/19	420,000	536,539
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	2,233,000	2,136,474
♦JPMorgan Chase & Co. 7.90%, due 4/29/49 (b)	2,500,000	2,825,000
LBG Capital No.1 PLC 8.00%, due 12/29/49 (b)(d)	1,150,000	1,167,165
Mizuho Capital Investment, Ltd. 14.95%, due 12/29/49 (b)(d)	248,000	272,800
Morgan Stanley 4.875%, due 11/1/22	1,931,000	1,907,637
♦Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	1,194,000	1,326,644

		21,738,058

Building Materials 2.0%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,252,000	1,314,600
Cemex Espana Luxembourg 9.25%, due 5/12/20 (d)	1,400,000	1,477,000
Masco Corp. 7.125%, due 3/15/20	1,100,000	1,226,500

	Principal Amount	Value
Building Materials (continued)
Texas Industries, Inc. 9.25%, due 8/15/20	$615,000	$662,662
USG Corp. 6.30%, due 11/15/16	280,000	285,600
8.375%, due 10/15/18 (d)	500,000	541,250
9.75%, due 1/15/18	582,000	660,570

		6,168,182

Chemicals 1.3%
Ashland, Inc. 4.75%, due 8/15/22 (d)	950,000	940,500
Dow Chemical Co. (The) 8.55%, due 5/15/19	596,000	760,422
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	877,000	894,540
Huntsman International LLC 8.625%, due 3/15/21	1,240,000	1,360,900

		3,956,362

Coal 0.9%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	575,000	465,750
Arch Coal, Inc. 7.25%, due 10/1/20	1,045,000	856,900
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17	763,000	803,057
Peabody Energy Corp. 7.375%, due 11/1/16	475,000	527,250

		2,652,957

Commercial Services 2.2%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23 (d)	960,000	926,400
8.25%, due 1/15/19	677,000	736,237
Hertz Corp. (The) 7.375%, due 1/15/21	1,570,000	1,699,525
Iron Mountain, Inc. 7.75%, due 10/1/19	322,000	346,150
8.375%, due 8/15/21	1,077,000	1,145,659
United Rentals North America, Inc. 8.375%, due 9/15/20	1,548,000	1,675,710

		6,529,681

Computers 0.8%
NCR Corp. 5.00%, due 7/15/22	1,450,000	1,399,250
SunGard Data Systems, Inc. 6.625%, due 11/1/19 (d)	550,000	552,750
7.625%, due 11/15/20	325,000	344,500

		2,296,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-423

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Cosmetics & Personal Care 0.4%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (d)	$1,250,000	$1,225,000

Diversified Financial Services 0.3%
Ford Holdings LLC 9.30%, due 3/1/30	294,000	401,501
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (b)	€277,000	354,247
General Electric Capital Corp. 6.50%, due 9/15/67 (b)	£185,000	287,425

		1,043,173

Electric 3.2%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (d)	$1,600,000	1,480,000
Calpine Corp. 7.875%, due 7/31/20 (d)	1,350,000	1,464,750
CMS Energy Corp. 8.75%, due 6/15/19	907,000	1,170,187
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (d)	1,494,000	1,680,430
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	800,000	876,000
Great Plains Energy, Inc. 5.292%, due 6/15/22 (e)	795,000	860,534
♦NRG Energy, Inc. 8.50%, due 6/15/19	1,405,000	1,501,594
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	620,216
Wisconsin Energy Corp. 6.25%, due 5/15/67 (b)	189,000	200,340

		9,854,051

Engineering & Construction 0.4%
MasTec, Inc. 4.875%, due 3/15/23	1,190,000	1,130,500

Entertainment 0.7%
Isle of Capri Casinos, Inc. 7.75%, due 3/15/19	725,000	763,063
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (d)	185,000	180,838
Pinnacle Entertainment, Inc. 8.75%, due 5/15/20	975,000	1,045,687

		1,989,588

	Principal Amount	Value
Finance—Auto Loans 1.1%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (d)	$1,225,000	$1,159,144
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	1,584,000	1,908,044
General Motors Financial Co., Inc. 3.25%, due 5/15/18 (d)	216,000	210,060

		3,277,248

Finance—Consumer Loans 1.1%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)	500,000	502,750
SLM Corp. 4.75%, due 3/17/14	€185,000	244,130
6.25%, due 1/25/16	$92,000	97,520
7.25%, due 1/25/22	625,000	656,250
8.00%, due 3/25/20	492,000	532,590
8.45%, due 6/15/18	250,000	277,500
Springleaf Finance Corp. 6.00%, due 6/1/20 (d)	1,000,000	895,000

		3,205,740

Finance—Credit Card 0.3%
American Express Co. 6.80%, due 9/1/66 (b)	486,000	518,805
Discover Financial Services 3.85%, due 11/21/22	300,000	281,726

		800,531

Finance—Investment Banker/Broker 0.4%
Jefferies Group LLC 5.125%, due 1/20/23	552,000	547,744
6.45%, due 6/8/27	750,000	738,750

		1,286,494

Finance—Other Services 0.5%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16	1,420,000	1,466,150

Food 2.8%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (d)	1,387,000	1,387,136
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	350,000	355,250
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (d)	432,000	452,520
Kerry Group Financial Services 3.20%, due 4/9/23 (d)	2,151,000	1,983,579
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (d)	1,600,000	1,592,000
Smithfield Foods, Inc. 6.625%, due 8/15/22	490,000	526,750
7.75%, due 7/1/17	794,000	875,385

M-424	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (d)	$1,350,000	$1,211,625

		8,384,245

Forest Products & Paper 0.8%
Domtar Corp. 10.75%, due 6/1/17	887,000	1,116,297
International Paper Co. 7.30%, due 11/15/39	157,000	188,425
MeadWestvaco Corp. 7.375%, due 9/1/19	900,000	1,064,746
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (d)	185,000	95,275

		2,464,743

Health Care—Products 1.0%
Alere, Inc. 7.25%, due 7/1/18 (d)	1,000,000	1,060,000
8.625%, due 10/1/18	277,000	292,235
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	1,650,000	1,773,750

		3,125,985

Health Care—Services 0.5%
HCA, Inc. 7.50%, due 2/15/22	1,350,000	1,495,125

Home Builders 2.7%
Beazer Homes USA, Inc. 7.25%, due 2/1/23 (d)	1,300,000	1,313,000
8.125%, due 6/15/16	186,000	203,205
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	1,080,000	1,163,700
KB Home 8.00%, due 3/15/20	1,925,000	2,136,750
Lennar Corp. 6.95%, due 6/1/18	46,000	49,680
MDC Holdings, Inc. 5.625%, due 2/1/20	1,072,000	1,140,191
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,150,000	1,227,625
Standard Pacific Corp. 8.375%, due 5/15/18	885,000	1,008,900

		8,243,051

Household Products & Wares 1.3%
ACCO Brands Corp. 6.75%, due 4/30/20	902,000	907,637
Jarden Corp. 7.50%, due 1/15/20	977,000	1,045,390

	Principal Amount	Value
Household Products & Wares (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.875%, due 8/15/19	$475,000	$517,750
8.50%, due 5/15/18	625,000	643,750
9.875%, due 8/15/19	826,000	883,820

		3,998,347

Insurance 3.4%
Allstate Corp. (The) 6.50%, due 5/15/67 (b)	162,000	174,960
American International Group, Inc. 4.875%, due 3/15/67 (b)	€1,300,000	1,582,155
Series A2 5.75%, due 3/15/67 (b)	£50,000	71,637
Chubb Corp. (The) 6.375%, due 3/29/67 (b)	$1,295,000	1,385,650
Farmers Exchange Capital 7.20%, due 7/15/48 (d)	137,000	155,462
ING U.S., Inc. 2.90%, due 2/15/18 (d)	495,000	497,491
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (d)	102,000	119,595
10.75%, due 6/15/88 (b)(d)	987,000	1,505,175
Lincoln National Corp. 7.00%, due 5/17/66 (b)	1,407,000	1,403,201
Oil Insurance, Ltd. 3.256%, due 12/29/49 (b)(d)	148,000	127,966
Pacific Life Insurance Co. 9.25%, due 6/15/39 (d)	1,046,000	1,390,130
Progressive Corp. (The) 6.70%, due 6/15/67 (b)	138,000	149,040
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (b)(d)	129,000	133,192
Xl Group PLC 6.50%, due 12/29/49 (b)	1,516,000	1,478,100

		10,173,754

Iron & Steel 1.8%
AK Steel Corp. 7.625%, due 5/15/20	800,000	680,000
8.75%, due 12/1/18 (d)	1,000,000	1,052,500
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	169,539
APERAM 7.375%, due 4/1/16 (d)	1,025,000	994,250
Cliffs Natural Resources, Inc. 3.95%, due 1/15/18	524,000	500,634
5.90%, due 3/15/20	760,000	732,342
United States Steel Corp. 7.00%, due 2/1/18	650,000	682,500
7.50%, due 3/15/22	600,000	588,000

		5,399,765

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-425

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Leisure Time 0.2%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	$600,000	$675,000

Lodging 2.1%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20 (d)	146,000	139,065
Caesars Operating Escrow LLC / Caesars Escrow Corp. 9.00%, due 2/15/20 (d)	1,841,000	1,757,675
♦MGM Resorts International
6.75%, due 10/1/20	1,194,000	1,235,790
8.625%, due 2/1/19	475,000	536,750
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	185,000	218,738
7.15%, due 12/1/19	1,334,000	1,611,174
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	900,000	999,360

		6,498,552

Machinery—Construction & Mining 0.1%
Boart Longyear Management Pty. Ltd. 7.00%, due 4/1/21 (d)	364,000	343,070

Machinery—Diversified 0.6%
Briggs & Stratton Corp. 6.875%, due 12/15/20	800,000	880,000
CNH America LLC 7.25%, due 1/15/16	748,000	811,580

		1,691,580

Media 1.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.00%, due 1/15/19	222,000	235,320
7.25%, due 10/30/17	500,000	530,625
Clear Channel Communications, Inc. 9.00%, due 3/1/21	1,080,000	1,026,000
COX Communications, Inc. 6.95%, due 6/1/38 (d)	509,000	602,439
DISH DBS Corp. 6.75%, due 6/1/21	1,400,000	1,487,500
7.125%, due 2/1/16	185,000	200,263
Time Warner Cable, Inc. 8.75%, due 2/14/19	740,000	908,333

		4,990,480

Metal Fabricate & Hardware 0.1%
Mueller Water Products, Inc. 8.75%, due 9/1/20	406,000	442,540

	Principal Amount	Value
Mining 2.6%
Aleris International, Inc. 7.625%, due 2/15/18	$924,000	$960,960
7.875%, due 11/1/20	240,000	246,000
FMG Resources August 2006 Pty, Ltd. 6.875%, due 2/1/18 (d)	400,000	395,000
8.25%, due 11/1/19 (d)	1,000,000	1,030,000
♦Novelis, Inc. 8.375%, due 12/15/17	766,000	811,960
8.75%, due 12/15/20	1,302,000	1,396,395
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,000,000	1,299,092
Vedanta Resources PLC 8.25%, due 6/7/21 (d)	1,640,000	1,652,300

		7,791,707

Miscellaneous—Manufacturing 0.7%
Amsted Industries, Inc. 8.125%, due 3/15/18 (d)	1,280,000	1,350,400
GE Capital Trust I 6.375%, due 11/15/67 (b)	475,000	492,219
Polypore International, Inc. 7.50%, due 11/15/17	285,000	297,112

		2,139,731

Office Furnishings 0.4%
Interface, Inc. 7.625%, due 12/1/18	1,164,000	1,233,840

Oil & Gas 5.9%
Berry Petroleum Co. 6.75%, due 11/1/20	752,000	778,320
Chesapeake Energy Corp. 5.375%, due 6/15/21	650,000	646,750
6.625%, due 8/15/20 (g)	1,055,000	1,134,125
Concho Resources, Inc. 6.50%, due 1/15/22	500,000	528,750
7.00%, due 1/15/21	623,000	669,725
Denbury Resources, Inc. 6.375%, due 8/15/21	185,000	194,250
8.25%, due 2/15/20	525,000	567,000
ENI S.p.A. 4.15%, due 10/1/20 (d)	1,280,000	1,309,851
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	1,325,000	1,497,250
Frontier Oil Corp. 6.875%, due 11/15/18	129,000	138,353
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (d)	277,000	293,620
8.00%, due 2/15/20 (d)	700,000	752,500
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 5/15/19	850,000	830,875
7.75%, due 2/1/21	185,000	185,462
8.625%, due 4/15/20	425,000	446,250

M-426	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
OGX Austria GmbH 8.50%, due 6/1/18 (d)	$1,595,000	$502,425
Petrobras International Finance Co. 5.375%, due 1/27/21	1,165,000	1,170,469
Precision Drilling Corp. 6.50%, due 12/15/21	487,000	493,087
6.625%, due 11/15/20	882,000	895,230
Samson Investment Co. 10.00%, due 2/15/20 (d)	1,300,000	1,369,875
SM Energy Co. 5.00%, due 1/15/24 (d)	1,300,000	1,241,500
Swift Energy Co. 7.125%, due 6/1/17	500,000	490,000
8.875%, due 1/15/20	1,042,000	1,079,772
Valero Energy Corp. 6.125%, due 2/1/20	509,000	591,482

		17,806,921

Oil & Gas Services 1.0%
Basic Energy Services, Inc. 7.75%, due 2/15/19	625,000	617,188
Cie Generale de Geophysique—Veritas 6.50%, due 6/1/21	200,000	202,000
9.50%, due 5/15/16	600,000	626,250
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	293,000	310,580
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (d)	214,000	219,778
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21 (d)	1,175,000	1,089,812
5.875%, due 4/1/20	84,000	84,420

		3,150,028

Packaging & Containers 0.3%
Sealed Air Corp. 8.125%, due 9/15/19 (d)	935,000	1,042,525

Pharmaceuticals 0.5%
VPII Escrow Corp. 7.50%, due 7/15/21 (d)	1,500,000	1,552,500

Pipelines 3.9%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	490,000	454,475
Atlas Pipeline Escrow LLC 6.625%, due 10/1/20 (d)	1,350,000	1,353,375
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,100,000	1,201,750

	Principal Amount	Value
Pipelines (continued)
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	$860,000	$889,994
7.60%, due 2/1/24 (d)	383,000	468,680
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	752,000	793,360
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	463,000	566,382
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,115,000	1,225,588
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	1,050,000	1,105,125
♦Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	950,000	909,625
6.375%, due 8/1/22	861,000	901,898
7.875%, due 10/15/18	800,000	852,000
Williams Cos., Inc. (The) 3.70%, due 1/15/23	1,350,000	1,254,262

		11,976,514

Real Estate Investment Trusts 0.9%
Geo Group, Inc. (The) 6.625%, due 2/15/21	277,000	290,850
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	301,741
5.875%, due 6/15/19	1,200,000	1,290,118
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	991,000	937,031

		2,819,740

Retail 2.2%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	950,000	971,375
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,360,000	1,366,800
6.50%, due 5/20/21	168,000	169,680
AutoNation, Inc. 6.75%, due 4/15/18	830,000	925,450
CVS Caremark Corp. 4.75%, due 5/18/20	1,305,000	1,434,966
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,300,000	1,303,393
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18	428,000	449,400

		6,621,064

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-427

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Savings & Loans 0.5%
RBS Citizens Financial Group, Inc. 4.15%, due 9/28/22 (d)	$1,450,000	$1,408,893

Semiconductors 0.5%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (d)	325,000	308,750
9.25%, due 4/15/18 (d)	1,066,000	1,148,615

		1,457,365

Software 1.6%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	1,014,000	1,117,887
♦First Data Corp. 7.375%, due 6/15/19 (d)	2,042,000	2,098,155
8.875%, due 8/15/20 (d)	320,000	348,800
10.625%, due 6/15/21 (d)	1,199,000	1,184,013

		4,748,855

Telecommunications 4.4%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	1,523,000	1,498,807
CommScope, Inc. 8.25%, due 1/15/19 (d)	1,720,000	1,836,100
GTP Towers Issuer LLC 8.112%, due 2/15/15 (d)	1,100,000	1,141,039
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,398,000	1,485,375
Intelsat Luxembourg S.A. 7.75%, due 6/1/21 (d)	779,000	786,790
8.125%, due 6/1/23 (d)	472,000	487,340
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	314,000	334,410
SBA Tower Trust 4.254%, due 4/15/40 (d)	1,920,000	1,987,421
♦Sprint Capital Corp. 6.90%, due 5/1/19	738,000	767,520
8.75%, due 3/15/32	1,330,000	1,463,000
Telefonica Emisiones SAU 4.57%, due 4/27/23	1,371,000	1,312,457
5.462%, due 2/16/21	279,000	287,633

		13,387,892

Toys, Games & Hobbies 0.1%
Hasbro, Inc. 6.30%, due 9/15/17	395,000	451,041

Transportation 0.8%
CHC Helicopter S.A. 9.25%, due 10/15/20	1,233,000	1,263,825
PHI, Inc. 8.625%, due 10/15/18	151,000	160,060

	Principal Amount	Value
Transportation (continued)
Ukraine Railways Via Shortline PLC 9.50%, due 5/21/18 (d)	$1,175,000	$1,060,438

		2,484,323

Total Corporate Bonds (Cost $227,611,935)		227,885,607

Foreign Bonds 1.5%
El Salvador 0.0%‡
Republic of El Salvador 7.65%, due 6/15/35	37,000	36,168
8.25%, due 4/10/32 (d)	37,000	38,572

		74,740

Germany 0.1%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€166,000	214,885

Luxembourg 0.5%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (b)	1,225,000	1,535,523

United Kingdom 0.9%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£401,000	771,652
Canada Square Operations Ltd. 7.50%, due 5/29/49 (b)	1,127,000	1,696,969
Rexam PLC 6.75%, due 6/29/67 (b)	€222,000	296,190

		2,764,811

Total Foreign Bonds (Cost $4,529,881)		4,589,959

Loan Assignments & Participations 3.7% (h)
Airlines 0.1%
United Airlines, Inc. New Term Loan B 4.00%, due 3/22/19	$425,000	424,681

Commercial Services 0.3%
KAR Auction Services, Inc. Term Loan B 3.75%, due 5/19/17	960,136	960,736

Chemicals, Plastics & Rubber 1.0%
Ascend Performance Materials LLC Term Loan B 6.75%, due 4/10/18	1,629,375	1,622,246
Axalta Coating Systems US Holdings, Inc. Term Loan 4.75%, due 2/3/20	498,750	498,483

M-428	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments & Participations (continued)
Chemicals, Plastics & Rubber (continued)
PQ Corp. Term Loan 4.50%, due 8/7/17	$995,000	$994,068

		3,114,797

Finance—Consumer Loans 0.2%
Springleaf Financial Funding Co. Term Loan 5.50%, due 5/10/17	542,683	542,853

Hotels, Motels, Inns & Gaming 0.2%
♦MGM Resorts International Term Loan B 3.50%, due 12/20/19	497,500	492,525

Mining, Steel, Iron & Non-Precious Metals 0.7%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	496,250	492,941
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75%, due 2/28/19	1,595,960	1,556,061

		2,049,002

Oil & Gas 0.2%
Quicksilver Resources, Inc. New 2nd Lien Term Loan (zero coupon), due 6/21/19	500,000	482,500

Retail 0.3%
Neiman Marcus Group, Inc. (The) Extended Term Loan 4.00%, due 5/16/18	1,000,000	995,313

Telecommunications 0.5%
Alcatel-Lucent USA, Inc. USD Term Loan C 7.25%, due 1/30/19	497,500	501,335
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/5/20	1,000,000	988,906

		1,490,241

Utilities 0.2%
♦NRG Energy, Inc. REFI Term Loan B 2.75%, due 7/2/18	698,250	690,769

Total Loan Assignments & Participations (Cost $11,263,166)		11,243,417

	Principal Amount	Value
Mortgage-Backed Securities 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 3.00%, due 11/25/35 (i)	$91,268	$76,697
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (b)	35,538	31,912
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.379%, due 11/25/36 (i)	47,470	38,907
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.613%, due 7/25/36 (i)	58,101	51,061

Total Mortgage-Backed Securities (Cost $200,191)		198,577

U.S. Government & Federal Agencies 1.5%
♦United States Treasury Inflation-Indexed Notes 1.5%
1.125%, due 1/15/21	2,657,550	2,842,125
1.25%, due 7/15/20	1,579,800	1,716,058

		4,558,183

Total U.S. Government & Federal Agencies (Cost $4,380,955)		4,558,183

Yankee Bond 0.3% (j)
Banks 0.3%
♦Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	970,000	923,023

Total Yankee Bond (Cost $974,810)		923,023

Total Long-Term Bonds (Cost $263,407,325)		264,131,440

	Shares
Common Stocks 0.5%
Auto Manufacturers 0.2%
General Motors Co. (k)	20,270	675,194

Banks 0.3%
CIT Group, Inc. (k)	1,475	68,779
Citigroup, Inc.	16,000	767,520

		836,299

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-429

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Building Materials 0.0%‡
U.S. Concrete, Inc. (k)(l)	4,455	$73,151

Total Common Stocks (Cost $1,378,985)		1,584,644

Convertible Preferred Stocks 1.3%
Aerospace & Defense 0.1%
United Technologies Corp. 7.50%	6,400	379,904

Auto Manufacturers 0.1%
General Motors Co. 4.75%	4,850	233,576

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.88%	5,100	251,226

Banks 0.3%
♦Bank of America Corp. 7.25% Series L	400	444,200
Wells Fargo & Co. 7.50% Series L	400	477,600

		921,800

Food 0.0%‡
Post Holdings, Inc. (d) 3.75%	1,000	109,170

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,700	348,678

Insurance 0.2%
MetLife, Inc. 5.00%	7,725	423,253

Iron & Steel 0.2%
ArcelorMittal 6.00%	36,000	675,720

Oil & Gas 0.2%
Apache Corp. 6.00%	11,800	563,332
Sanchez Energy Corp. (d) 4.88%	1,500	89,314

		652,646

	Shares	Value
Real Estate Investment Trusts 0.0%‡
Weyerhaeuser Co. (k) 6.38%	700	$35,707

Total Convertible Preferred Stocks (Cost $4,215,406)		4,031,680

	Number of Warrants
Warrants 0.1%
Auto Manufacturers 0.1%
General Motors Co. Strike Price $10.00 Expires 7/10/16 (k)	7,425	178,200
Strike Price $18.33 Expires 7/10/19 (k)	7,425	121,399

Total Warrants (Cost $299,155)		299,599

	Principal Amount
Short-Term Investment 9.7%
Repurchase Agreement 9.7%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $29,423,763 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $32,155,000 and a Market Value of $30,015,310)	$29,423,738	29,423,738

Total Short-Term Investment (Cost $29,423,738)		29,423,738

Total Investments (Cost $298,724,609) (o)	98.7%	299,471,101
Other Assets, Less Liabilities	1.3	3,962,182
Net Assets	100.0%	$303,433,283

M-430	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Short	Unrealized Appreciation (Depreciation) (m)
Futures Contracts 0.6%
United States Treasury Note September 2013 (10 Year) (n)	(150)	$658,219
United States Treasury Note September 2013 (2 Year) (n)	(550)	173,625
United States Treasury Note September 2013 (5 Year) (n)	(480)	1,025,831

Total Futures Contracts (Settlement Value $198,086,875)		$1,857,675

‡	Less than one-tenth of a percent.

(a)	Issue in default.

(b)	Floating rate—Rate shown is the rate in effect as of June 30, 2013.

(c)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of June 30, 2013, is $1,600,539, which represents 0.5% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Step coupon—Rate shown is the rate in effect as of June 30, 2013.

(f)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 0.2% of the Portfolio’s net assets.

(g)	Security, or a portion thereof, is maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(L)).
(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of June 30, 2013.

(i)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2013.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	Non-income producing security.

(l)	Illiquid security—The total market value of this security as of June 30, 2013, is $73,151, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2013.

(n)	At June 30, 2013, cash in the amount of $612,750 is on deposit with broker for futures transactions.

(o)	As of June 30, 2013, cost is $298,737,342 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$7,709,767
Gross unrealized depreciation	(6,976,008)

Net unrealized appreciation	$733,759

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

As of June 30, 2013, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	9/19/13	JPMorgan Chase Bank	EUR	5,928,000	USD	7,948,944	USD	230,103
Pound Sterling vs. U.S. Dollar	9/19/13	JPMorgan Chase Bank	GBP	2,056,000		3,216,663		91,204
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	321,307

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-431

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,606,298	$—	$2,606,298
Convertible Bonds	—	12,126,376	—	12,126,376
Corporate Bonds	—	227,885,607	—	227,885,607
Foreign Bonds	—	4,589,959	—	4,589,959
Loan Assignments & Participations	—	11,243,417	—	11,243,417
Mortgage-Backed Securities	—	198,577	—	198,577
U.S. Government & Federal Agencies	—	4,558,183	—	4,558,183
Yankee Bond	—	923,023	—	923,023

Total Long-Term Bonds	—	264,131,440	—	264,131,440

Common Stocks	1,584,644	—	—	1,584,644
Convertible Preferred Stocks	3,833,196	198,484	—	4,031,680
Warrants	299,599	—	—	299,599
Short-Term Investment
Repurchase Agreement	—	29,423,738	—	29,423,738

Total Investments in Securities	717,439	293,753,662	—	299,471,101

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	321,307	—	321,307
Futures Contracts Short (b)	1,857,675	—	—	1,857,675

Total Investments in Securities and Other Financial Instruments	$7,575,114	$294,074,969	$—	$301,650,083

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2012 and June 30, 2013, foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-432	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $298,724,609)	$299,471,101
Cash denominated in foreign currencies (identified cost $2,338,225)	2,270,740
Cash collateral on deposit at broker	612,750
Cash	16,057
Receivables:
Dividends and interest	3,977,197
Fund shares sold	426,441
Investment securities sold	92,036
Variation margin on futures contracts	17,656
Other assets	1,594
Unrealized appreciation on foreign currency forward contracts	321,307

Total assets	307,206,879

Liabilities
Payables:
Investment securities purchased	3,444,529
Manager (See Note 3)	150,981
Fund shares redeemed	82,071
NYLIFE Distributors (See Note 3)	41,012
Professional fees	32,015
Shareholder communication	19,271
Custodian	1,866
Trustees	476
Accrued expenses	1,375

Total liabilities	3,773,596

Net assets	$303,433,283

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,578
Additional paid-in capital	296,064,146

296,093,724
Undistributed net investment income	6,570,663
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(2,087,570)
Net unrealized appreciation (depreciation) on investments and futures contracts	2,604,167
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	252,299

Net assets	$303,433,283

Initial Class
Net assets applicable to outstanding shares	$103,014,635

Shares of beneficial interest outstanding	10,022,537

Net asset value per share outstanding	$10.28

Service Class
Net assets applicable to outstanding shares	$200,418,648

Shares of beneficial interest outstanding	19,555,184

Net asset value per share outstanding	$10.25

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-433

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$7,701,004
Dividends	113,578

Total income	7,814,582

Expenses
Manager (See Note 3)	882,628
Distribution and service—Service Class (See Note 3)	223,662
Professional fees	30,671
Shareholder communication	20,822
Custodian	12,596
Trustees	3,185
Miscellaneous	5,719

Total expenses	1,179,283

Net investment income (loss)	6,635,299

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(397,688)
Futures transactions	(757,430)
Foreign currency transactions	(63,383)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(1,218,501)

Net change in unrealized appreciation (depreciation) on:
Investments	(9,521,779)
Futures contracts	2,060,055
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	308,663

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(7,153,061)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(8,371,562)

Net increase (decrease) in net assets resulting from operations	$(1,736,263)

M-434	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,635,299	$12,957,155
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(1,218,501)	650,606
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	(7,153,061)	17,837,272

Net increase (decrease) in net assets resulting from operations	(1,736,263)	31,445,033

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(6,496,910)
Service Class	—	(6,484,699)

	—	(12,981,609)

From net realized gain on investments:
Initial Class	—	(1,107,043)
Service Class	—	(1,060,445)

	—	(2,167,488)

Total dividends and distributions to shareholders	—	(15,149,097)

Capital share transactions:
Net proceeds from sale of shares	80,517,655	147,761,010
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	15,149,097
Cost of shares redeemed	(58,154,184)	(124,556,990)

Increase (decrease) in net assets derived from capital share transactions	22,363,471	38,353,117

Net increase (decrease) in net assets	20,627,208	54,649,053

Net Assets
Beginning of period	282,806,075	228,157,022

End of period	$303,433,283	$282,806,075

Undistributed (distributions in excess of) net investment income at end of period	$6,570,663	$(64,636)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-435

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,		April 29, 2011** through December 31,
	2013*		2012		2011
Net asset value at beginning of period	$10.32		$9.60		$10.00

Net investment income (loss) (a)	0.24		0.54		0.31
Net realized and unrealized gain (loss) on investments	(0.29)		0.81		(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)		0.02

Total from investment operations	(0.04)		1.34		(0.14)

Less dividends and distributions:
From net investment income	—		(0.53)		(0.26)
From net realized gain on investments	—		(0.09)		—

Total dividends and distributions	—		(0.62)		(0.26)

Net asset value at end of period	$10.28		$10.32		$9.60

Total investment return	(0.39	%)(b)(c)	13.88%		(1.32	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.66	% ††	5.30%		4.74	% ††
Net expenses (excluding short sale expenses)	0.65	% ††	0.65%		0.71	% ††
Expenses (including short sales expenses)	0.65	% ††	0.65%		0.78	% ††
Short sale expenses	—		0.00	%(d)	0.07	% ††
Portfolio turnover rate	13%		39%		7%
Net assets at end of period (in 000’s)	$103,015		$133,840		$188,333

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than one-hundredth of a percent.

	Service Class
	Six months ended June 30,		Year ended December 31,		April 29, 2011** through December 31,
	2013*		2012		2011
Net asset value at beginning of period	$10.30		$9.60		$10.00

Net investment income (loss) (a)	0.23		0.52		0.31
Net realized and unrealized gain (loss) on investments	(0.29)		0.79		(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.01)		0.03

Total from investment operations	(0.05)		1.30		(0.15)

Less dividends and distributions:
From net investment income	—		(0.51)		(0.25)
From net realized gain on investments	—		(0.09)		—

Total dividends and distributions	—		(0.60)		(0.25)

Net asset value at end of period	$10.25		$10.30		$9.60

Total investment return	(0.49	%)(b)	13.58%		(1.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.42	% ††	5.03%		4.81	% ††
Net expenses (excluding short sales expenses)	0.90	% ††	0.90%		0.95	% ††
Expenses (including short sales expenses)	0.90	% ††	0.90%		1.03	% ††
Short sale expenses	—		0.00	%(c)	0.08	% ††
Portfolio turnover rate	13%		39%		7%
Net assets at end of period (in 000’s)	$200,419		$148,966		$39,824

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

M-436	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP U.S. Small Cap Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	17.59%	26.52%	7.58%	9.97%	0.83%
Service Class Shares	17.44	26.21	7.31	9.70	1.08

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500™ Index[3]	15.42%	25.61%	9.21%	10.34%
Average Lipper Variable Products Small-Cap Core Portfolio[4]	15.68	24.68	8.41	9.13

1.	Performance figures shown for the ten-year period ended June 30, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.96% for Initial Class shares and 9.69% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per share growth value compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-437

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2013 to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,175.90	$4.48	$1,020.70	$4.16

Service Class Shares	$1,000.00	$1,174.40	$5.82	$1,019.40	$5.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.83% for Initial Class and 1.08% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-438	MainStay VP U.S. Small Cap Portfolio

Industry Composition as of June 30, 2013 (Unaudited)

Commercial Banks	8.5%
Health Care Equipment & Supplies	8.4
Machinery	7.8
Hotels, Restaurants & Leisure	5.2
Health Care Providers & Services	4.5
Exchange Traded Fund	4.0
Specialty Retail	3.8
IT Services	3.7
Electric Utilities	3.5
Semiconductors & Semiconductor Equipment	3.5
Textiles, Apparel & Luxury Goods	3.3
Chemicals	2.7
Commercial Services & Supplies	2.6
Aerospace & Defense	2.4
Building Products	2.4
Road & Rail	2.3
Electronic Equipment & Instruments	2.2
Thrifts & Mortgage Finance	2.1
Diversified Financial Services	1.9
Communications Equipment	1.6
Multi-Utilities	1.6

Biotechnology	1.5%
Containers & Packaging	1.5
Auto Components	1.4
Paper & Forest Products	1.4
Pharmaceuticals	1.4
Food & Staples Retailing	1.3
Diversified Consumer Services	1.2
Food Products	1.1
Trading Companies & Distributors	1.1
Capital Markets	1.0
Energy Equipment & Services	1.0
Software	1.0
Real Estate Investment Trusts	0.9
Computers & Peripherals	0.8
Diversified Telecommunication Services	0.8
Professional Services	0.6
Metals & Mining	0.1
Short-Term Investment	2.6
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page M-442 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 Value Index Fund

2.	WellCare Health Plans, Inc.

3.	Life Time Fitness, Inc.

4.	Mueller Industries, Inc.

5.	CBOE Holdings, Inc.
6.	Iconix Brand Group, Inc.

7.	Woodward, Inc.

8.	Brinker International, Inc.

9.	Investors Bancorp, Inc.

10.	Teleflex, Inc.

mainstayinvestments.com	M-439

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its benchmark and peers for the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP U.S. Small Cap Portfolio returned 17.59% for Initial Class shares and 17.44% for Service Class shares. Over the same period, both share classes outperformed the 15.42% return of the Russell 2500™ Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 15.68% return of the average Lipper Variable Products Small-Cap Core Portfolio for the six months ended June 30, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2013, William Priest no longer serves as a portfolio manager of the Fund.

What factors affected the Portfolio’s relative performance during the reporting period?

The largest factors affecting relative returns were stock specific. Several materials, consumer discretionary and financial stocks contributed to the Portfolio’s outperformance of its benchmark and peers during the reporting period. (Contributions take weightings and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 2500™ Index were materials, consumer discretionary and financials. Strong stock selection was the main contributor; the Portfolio’s sector positioning, which is a result of our bottom-up stock-selection process, also contributed. The sectors that detracted the most were industrials and consumer staples, where stock selection hurt relative results. Cash also had a negative impact on relative returns in a rising market.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were global biopharmaceutical company Alkermes, exchange operator CBOE Holdings and video gaming machine manufacturer Multimedia Games Holding. Alkermes benefited from positive test results on two drugs in its pipeline. CBOE’s index option volume rose nearly 28% during the reporting period. Multimedia Games saw its shares rise after reporting better-than-expected sales.

The stocks that detracted the most from the Portfolio’s absolute performance were large machinery supplier Titan Machinery, technology company Volterra Semiconductor, and flooring and building products company Armstrong World Industries. Titan Machinery missed estimates in its fiscal first-quarter earnings results released on April 30, 2013. In general, the company’s agriculture and construction businesses were hampered by the delayed onset of spring weather patterns. Shares of Volterra Semiconductor slumped after the company missed earnings estimates. Armstrong World Industries experienced weakness in sales volume in the company’s commercial segment across the United States and Europe. The weakness put a damper on earnings.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated several new positions. Among them were CST Brands, Euronet Worldwide and Huntington Bancshares.

CST Brands operates as a motor fuel and convenience merchandise retailer in North America. After its spin-off from parent company Valero, CST Brands is now the second-largest independent convenience store retailer with approximately 1880 store locations primarily in the Southwestern United States and Eastern Canada. Given the company’s scale in a highly fragmented industry, we believed that CST was well positioned to make acquisitions and to improve upon the operating margins of smaller franchises. We believed that an opportunity existed to increase sales of nonfuel items at the convenience stores. These items include prepared foods, which we anticipated would increase revenue growth and expand margins.

Euronet Worldwide provides payment and transaction processing and distribution solutions to financial institutions, retailers, service providers and individual consumers. Euronet benefits from operating a highly scalable processing network. Managing rather than

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-440	MainStay VP U.S. Small Cap Portfolio

owning ATM networks helps keep the company’s capital requirements low. In addition, the company differentiates itself from its competitors by primarily serving developing markets, providing exposure to the “emerging consumer” segment. After experiencing flat sales in 2009 and 2010, the company’s revenue grew by 12% in 2011 and 9% in 2012. Because of its scalability Euronet’s free-cash-flow margin has recently improved to over 10% of revenue.

Huntington Bancshares—a bank with roughly $55 billion in assets, approximately 700 branches and 1,300 automated teller machines in Ohio, Michigan, Pennsylvania, Indiana, West Virginia and Kentucky—was also added to the Portfolio. After raising capital as the company emerged from the financial crisis, Huntington’s Tier 1 capital and tangible common equity were at or above 12% and 8%, respectively. The company has recently rewarded its shareholders through dividends and buybacks (6.4 million shares in the latest quarter). Shares of the company were added to the Portfolio at what we viewed to be an attractive entry point. The position provides exposure to commercial & consumer loan growth.

Eliminated positions include auto parts maker Dana Holding, Multimedia Games and apparel company PVH Corp. All three of these stocks had experienced significant price appreciation.

How did the Portfolio’s sector weightings change during the reporting period?

The most significant changes were decreases in the Portfolio’s exposure to consumer discretionary and industrials and an increase in the Portfolio’s weighting in financials.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio held a significantly underweight position in financials relative to the Russell 2500™ Index. As of the same date, the Portfolio also had a meaningfully underweight position in the energy sector. As of June 30, 2013, the Portfolio’s most significantly overweight position relative to the Russell 2500™ Index was in the health care sector, followed by industrials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-441

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 92.1%†
Aerospace & Defense 2.4%
Curtiss-Wright Corp.	96,900	$3,591,114
Hexcel Corp. (a)	105,560	3,594,318

		7,185,432

Auto Components 1.4%
Dana Holding Corp.	86,206	1,660,328
Visteon Corp. (a)	41,900	2,644,728

		4,305,056

Biotechnology 1.5%
Alkermes PLC (a)	155,509	4,459,998

Building Products 2.4%
Armstrong World Industries, Inc. (a)	88,110	4,210,777
Simpson Manufacturing Co., Inc.	102,020	3,001,428

		7,212,205

Capital Markets 1.0%
Waddell & Reed Financial, Inc. Class A	66,850	2,907,975

Chemicals 2.7%
Chemtura Corp. (a)	174,700	3,546,410
Flotek Industries, Inc. (a)	257,250	4,615,065

		8,161,475

Commercial Banks 8.5%
Bank of Hawaii Corp.	82,200	4,136,304
BankUnited, Inc.	182,750	4,753,327
CVB Financial Corp.	244,647	2,877,049
♦Investors Bancorp, Inc.	232,100	4,892,668
Sterling Financial Corp.	64,900	1,543,322
Texas Capital Bancshares, Inc. (a)	70,850	3,142,906
ViewPoint Financial Group, Inc.	196,200	4,082,922

		25,428,498

Commercial Services & Supplies 2.6%
Herman Miller, Inc.	170,710	4,621,120
Waste Connections, Inc.	74,350	3,058,759

		7,679,879

Communications Equipment 1.6%
Harmonic, Inc. (a)	735,273	4,668,983

Computers & Peripherals 0.8%
Diebold, Inc.	67,013	2,257,668

Containers & Packaging 1.5%
Silgan Holdings, Inc.	97,960	4,600,202

	Shares	Value
Diversified Consumer Services 1.2%
Service Corp. International	203,550	$3,670,006

Diversified Financial Services 1.9%
♦CBOE Holdings, Inc.	118,650	5,533,836

Diversified Telecommunication Services 0.8%
Lumos Networks Corp.	145,200	2,482,920

Electric Utilities 3.5%
Cleco Corp.	71,102	3,301,266
Great Plains Energy, Inc.	175,050	3,945,627
Westar Energy, Inc.	102,250	3,267,910

		10,514,803

Electronic Equipment & Instruments 2.2%
National Instruments Corp.	125,294	3,500,714
Osi Systems, Inc. (a)	49,000	3,156,580

		6,657,294

Energy Equipment & Services 1.0%
Dril-Quip, Inc. (a)	34,031	3,072,659

Food & Staples Retailing 1.3%
Spartan Stores, Inc.	205,600	3,791,264

Food Products 1.1%
TreeHouse Foods, Inc. (a)	51,350	3,365,479

Health Care Equipment & Supplies 8.4%
Alere, Inc. (a)	58,800	1,440,600
Greatbatch, Inc. (a)	52,500	1,721,475
Haemonetics Corp. (a)	96,000	3,969,600
Integra LifeSciences Holdings Corp. (a)	126,710	4,641,387
Sirona Dental Systems, Inc. (a)	54,984	3,622,346
♦Teleflex, Inc.	62,150	4,816,004
Wright Medical Group, Inc. (a)	177,635	4,655,813

		24,867,225

Health Care Providers & Services 4.5%
Bio-Reference Laboratories, Inc. (a)	139,255	4,003,581
U.S. Physical Therapy, Inc.	103,835	2,869,999
♦WellCare Health Plans, Inc. (a)	114,790	6,376,585

		13,250,165

Hotels, Restaurants & Leisure 5.2%
♦Brinker International, Inc.	132,095	5,208,506
♦Life Time Fitness, Inc. (a)	114,170	5,721,059
Monarch Casino & Resort, Inc. (a)	167,054	2,816,530
Papa John’s International, Inc. (a)	28,110	1,837,551

		15,583,646

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-442	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services 3.7%
Euronet Worldwide, Inc. (a)	109,350	$3,483,891
Forrester Research, Inc.	110,785	4,064,702
NeuStar, Inc. Class A (a)	70,850	3,448,978

		10,997,571

Machinery 7.8%
Actuant Corp. Class A	46,600	1,536,402
Harsco Corp.	164,550	3,815,914
Kennametal, Inc.	51,131	1,985,417
♦Mueller Industries, Inc.	109,809	5,537,668
Mueller Water Products, Inc. Class A	81,312	561,866
Navistar International Corp. (a)	54,650	1,517,084
Wabtec Corp.	54,454	2,909,477
♦Woodward, Inc.	131,950	5,278,000

		23,141,828

Metals & Mining 0.1%
Haynes International, Inc.	4,642	222,212

Multi-Utilities 1.6%
Vectren Corp.	141,550	4,788,636

Paper & Forest Products 1.4%
KapStone Paper and Packaging Corp.	104,320	4,191,578

Pharmaceuticals 1.4%
Endo Health Solutions, Inc. (a)	110,650	4,070,813

Professional Services 0.6%
Resources Connection, Inc.	146,100	1,694,760

Real Estate Investment Trusts 0.9%
Tanger Factory Outlet Centers, Inc.	82,000	2,743,720

Road & Rail 2.3%
Con-way, Inc.	79,400	3,093,424
Genesee & Wyoming, Inc. Class A (a)	44,866	3,806,431

		6,899,855

Semiconductors & Semiconductor Equipment 3.5%
Cypress Semiconductor Corp. (a)	348,090	3,735,006
Teradyne, Inc. (a)	164,750	2,894,658
Veeco Instruments, Inc. (a)	104,820	3,712,724

		10,342,388

Software 1.0%
Rovi Corp. (a)	129,850	2,965,774

	Shares	Value
Specialty Retail 3.8%
CST Brands, Inc. (a)	97,400	$3,000,894
Express, Inc. (a)	201,900	4,233,843
JoS. A. Bank Clothiers, Inc. (a)	98,784	4,081,755

		11,316,492

Textiles, Apparel & Luxury Goods 3.3%
G-III Apparel Group, Ltd. (a)	29,480	1,418,578
♦Iconix Brand Group, Inc. (a)	186,750	5,492,317
Perry Ellis International, Inc.	141,550	2,874,881

		9,785,776

Thrifts & Mortgage Finance 2.1%
Brookline Bancorp, Inc.	399,850	3,470,698
Capitol Federal Financial, Inc.	226,840	2,753,838

		6,224,536

Trading Companies & Distributors 1.1%
Titan Machinery, Inc. (a)	160,160	3,143,941

Total Common Stocks (Cost $231,327,885)		274,186,548

Exchange Traded Fund 4.0% (b)
♦iShares Russell 2000 Value Index Fund	136,770	11,748,543

Total Exchange Traded Fund (Cost $11,083,374)		11,748,543

	Principal Amount
Short-Term Investment 2.6%
Repurchase Agreement 2.6%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $7,764,882 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $8,345,000 and a Market Value of $7,922,042)	$7,764,876	7,764,876

Total Short-Term Investment (Cost $7,764,876)		7,764,876

Total Investments (Cost $250,176,135) (c)	98.7%	293,699,967
Other Assets, Less Liabilities	1.3	3,934,838
Net Assets	100.0%	$297,634,805

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-443

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2013, cost is $250,468,889 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$47,887,062
Gross unrealized depreciation	(4,655,984)

Net unrealized appreciation	$43,231,078

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$274,186,548	$—	$—	$274,186,548
Exchange Traded Fund	11,748,543	—	—	11,748,543
Short-Term Investment
Repurchase Agreement	—	7,764,876	—	7,764,876

Total Investments in Securities	$285,935,091	$7,764,876	$—	$293,699,967

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-444	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $250,176,135)	$293,699,967
Receivables:
Investment securities sold	4,835,959
Fund shares sold	130,127
Dividends and interest	118,008
Other assets	1,404

Total assets	298,785,465

Liabilities
Payables:
Investment securities purchased	626,779
Fund shares redeemed	247,971
Manager (See Note 3)	191,374
NYLIFE Distributors (See Note 3)	31,395
Professional fees	28,247
Shareholder communication	20,131
Custodian	1,452
Trustees	513
Accrued expenses	2,798

Total liabilities	1,150,660

Net assets	$297,634,805

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,516
Additional paid-in capital	236,330,260

236,355,776
Undistributed net investment income	2,319,660
Accumulated net realized gain (loss) on investments	15,435,537
Net unrealized appreciation (depreciation) on investments	43,523,832

Net assets	$297,634,805

Initial Class
Net assets applicable to outstanding shares	$143,926,513

Shares of beneficial interest outstanding	12,163,364

Net asset value per share outstanding	$11.83

Service Class
Net assets applicable to outstanding shares	$153,708,292

Shares of beneficial interest outstanding	13,352,913

Net asset value per share outstanding	$11.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-445

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,427,210
Interest	266

Total income	1,427,476

Expenses
Manager (See Note 3)	1,098,466
Distribution and service—Service Class (See Note 3)	174,661
Professional fees	24,828
Shareholder communication	19,701
Custodian	4,217
Trustees	3,023
Miscellaneous	6,835

Total expenses	1,331,731

Net investment income (loss)	95,745

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	29,566,924
Net change in unrealized appreciation (depreciation) on investments	15,005,098

Net realized and unrealized gain (loss) on investments	44,572,022

Net increase (decrease) in net assets resulting from operations	$44,667,767

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,367.

M-446	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the year ended December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$95,745	$2,224,006
Net realized gain (loss) on investments	29,566,924	10,201,224
Net change in unrealized appreciation (depreciation) on investments	15,005,098	18,501,297

Net increase (decrease) in net assets resulting from operations	44,667,767	30,926,527

Dividends to shareholders:
From net investment income:
Initial Class	—	(618,731)
Service Class	—	(261,257)

Total dividends to shareholders	—	(879,988)

Capital share transactions:
Net proceeds from sale of shares	32,894,468	46,215,355
Net asset value of shares issued to shareholders in reinvestment of dividends	—	879,988
Cost of shares redeemed	(33,146,695)	(80,685,957)

Increase (decrease) in net assets derived from capital share transactions	(252,227)	(33,590,614)

Net increase (decrease) in net assets	44,415,540	(3,544,075)

Net Assets
Beginning of period	253,219,265	256,763,340

End of period	$297,634,805	$253,219,265

Undistributed net investment income at end of period	$2,319,660	$2,223,915

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-447

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$10.06		$8.96	$9.31	$7.45	$5.28		$14.98

Net investment income (loss) (a)	0.01		0.09	0.04	0.08	(0.00	)‡	(0.01)
Net realized and unrealized gain (loss) on investments	1.76		1.05	(0.33)	1.78	2.17		(6.90)

Total from investment operations	1.77		1.14	(0.29)	1.86	2.17		(6.91)

Less dividends and distributions:
From net investment income	—		(0.04)	(0.06)	(0.00)‡	—		—
From net realized gain on investments	—		—	—	—	—		(2.79)

Total dividends and distributions	—		(0.04)	(0.06)	(0.00)‡	—		(2.79)

Net asset value at end of period	$11.83		$10.06	$8.96	$9.31	$7.45		$5.28

Total investment return	17.59	%(b)	12.80%	(2.75%)	25.03%	41.10	% (c)	(47.22%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19	%††	0.98%	0.46%	0.98%	(0.02%)		(0.13%)
Net expenses	0.83	%††	0.83%	0.84%	0.85%	1.08%		0.95%
Portfolio turnover rate	28%		32%	46%	70%	186%		279%
Net assets at end of period (in 000’s)	$143,927		$128,576	$141,113	$107,627	$76,143		$14,963

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2013*		2012	2011	2010		2009		2008
Net asset value at beginning of period	$9.80		$8.73	$9.07	$7.27		$5.17		$14.80

Net investment income (loss) (a)	(0.00	)‡	0.06	0.02	0.07		(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments	1.71		1.03	(0.30)	1.73		2.12		(6.80)

Total from investment operations	1.71		1.09	(0.28)	1.80		2.10		(6.84)

Less dividends and distributions:
From net investment income	—		(0.02)	(0.06)	—		—		—
From net realized gain on investments	—		—	—	—		—		(2.79)

Total dividends and distributions	—		(0.02)	(0.06)	—		—		(2.79)

Net asset value at end of period	$11.51		$9.80	$8.73	$9.07		$7.27		$5.17

Total investment return	17.44	% (b)	12.52%	(2.99%)	24.76	%(c)	40.62	% (c)	(47.35%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.06	%)††	0.69%	0.19%	0.84%		(0.39%)		(0.38%)
Net expenses	1.08	% ††	1.08%	1.09%	1.10%		1.33%		1.20%
Portfolio turnover rate	28%		32%	46%	70%		186%		279%
Net assets at end of period (in 000’s)	$153,708		$124,643	$115,651	$132,906		$109,781		$33,458

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-448	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Van Eck Global Hard Assets Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended June 30, 2013

Class	Six Months	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	–4.76%	6.32%	–10.07%	0.94%

Benchmark Performance	Six Months	One Year	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[2]	1.87%	10.63%	–3.79%
S&P 500® Index[2]	13.82	20.60	15.39
Average Lipper Variable Products Natural Resources Portfolio[3]	–2.35	9.45	–9.54

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-449

Cost in Dollars of a $1,000 Investment in MainStay VP Van Eck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from January 1, 2013, to June 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2013, to June 30, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/13	Ending Account Value (Based on Actual Returns and Expenses) 6/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$952.40	$4.50	$1,020.20	$4.66

1.	Expenses are equal to the Portfolio’s annualized expense ratio of 0.93% multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-450	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio Composition as of June 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-454 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2013 (excluding short-term investment) (Unaudited)

1.	Anadarko Petroleum Corp.

2.	Pioneer Natural Resources Co.

3.	Marathon Oil Corp.

4.	Schlumberger, Ltd.

5.	Halliburton Co.
6.	Concho Resources, Inc.

7.	Glencore Xstrata PLC

8.	Cimarex Energy Co.

9.	Occidental Petroleum Corp.

10.	Cameron International Corp.

mainstayinvestments.com	M-451

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation (“Van Eck”), the Portfolio’s Subadvisor.

How did MainStay VP Van Eck Global Hard Assets Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2013?

For the six months ended June 30, 2013, MainStay VP Van Eck Global Hard Assets Portfolio returned –4.76% for Initial Class shares. Over the same period, the Portfolio underperformed the 1.87% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s broad-based securities-market index. The Portfolio also underperformed the –2.35% return of the average Lipper1 Variable Products Natural Resources Portfolio for the six months ended June 30, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The key aspects of the Portfolio that detracted from performance relative to the S&P North American Natural Resources Sector Index were an overweight position and stock selection in the diversified metals & mining and gold subindustries. Losses in these subindustries were partially offset by effective stock selection in several energy subindustries, including oil & gas exploration & production and oil & gas drilling.

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

The subindustries that made the strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas exploration & production, precious metals & minerals, and oil & gas drilling. (Contributions take weightings and total returns into account.) All of the strongest positive contributors noted provided positive total returns. In the oil & gas exploration & production subindustry and the oil & gas drilling subindustry, the Portfolio benefited from an overweight allocation and stock selection.

The subindustries that detracted the most from the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index all had negative returns. These subindustries included diversified metals & mining, steel, and gold.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest contributors included mainly energy-related companies. Shares of oil & gas exploration & production company Pioneer Natural Resources gained as the company beat first-quarter earnings expectations on strong production in the Eagle Ford basin and the Spraberry/Wolfcamp Shale. Shares of oilfield services giant Halliburton rose on improved earnings expectations, higher margins on the company’s North American operations, a boosted dividend and a more-aggressive share-repurchase plan. Oil & gas exploration & production company Anadarko Petroleum saw its shares advance because of improved production guidance and a positive update regarding the company’s Shenandoah well, which produced one of the company’s largest discoveries in the Gulf of Mexico.

The Portfolio’s weakest contributors included diversified metals & mining and gold companies. Copper-focused First Quantum Minerals saw its shares decline when copper prices dropped and the company faced developments that may lead to delays in the Sentinel copper project in Zambia. Shares of gold miner Newmont Mining dropped as weakness was seen in the gold mining sector broadly, driven by falling gold prices. Newmont Mining’s shares were also pressured by weak first-quarter earnings, driven by lower-than-expected production and higher operating costs. Diversified natural resources company Glencore Xstrata’s shares traded lower on the back of weaker prices for base metals and coal. The merger between Glencore and Xstrata was completed during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest purchases during the reporting period included oil & gas exploration & production company EOG Resources; agricultural procurement, storage, processing and merchandizing company Archer-Daniels-Midland; and oil services company Superior Energy Services.

The Portfolio’s largest sales during the reporting period were diversified metals & mining companies Rio Tinto and BHP Billiton and oil & gas refining & marketing firm Western Refining. We reduced the

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-452	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio’s overall exposure to diversified metals & mining because of slowing emerging-market growth and price weakness in base metals and bulk commodities.

How did the Portfolio’s sector weightings change during the reporting period?

During the six months ended June 30, 2013, we increased the Portfolio’s position in the agricultural products subindustry relative to the S&P North American Natural Resource Sector Index. We significantly reduced the Portfolio’s positions in both the diversified metals & mining and gold subindustries. We also reduced the Portfolio’s cash position, adding to or initiating Portfolio positions on broad weakness in the commodities market. Within energy, we increased the Portfolio’s allocation to oil & gas exploration & production companies, with a focus on specific oil and gas acreage plays that in our view had attractive econom-

ics, strong shale positions or both. We also increased Portfolio exposure to oil & gas equipment & services companies, as we expected shale oil activity to expand.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2013, the Portfolio remained underweight relative to the S&P North American Natural Resources Sector Index in the energy sector overall but maintained one of the Portfolio’s highest historical energy allocations. Within energy, the Portfolio was overweight in the oil & gas equipment & services, oil & gas drilling, and oil & gas exploration & production subindustries. As of the same date, the Portfolio was underweight in the oil & gas marketing & refining subindustry. The Portfolio was overweight relative to the benchmark in the diversified metals & mining and agricultural products subindustries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-453

Portfolio of Investments June 30, 2013 (Unaudited)

	Shares	Value
Common Stocks 94.3%†
Canada 7.0%
Agrium, Inc. (Chemicals)	56,100	$4,878,456
Eldorado Gold Corp. (Metals & Mining)	575,500	3,556,590
First Quantum Minerals, Ltd. (Metals & Mining)	1,038,100	15,398,270
Goldcorp, Inc. (Metals & Mining)	246,000	6,083,580
Kinross Gold Corp. (Metals & Mining)	612,800	3,125,280
New Gold, Inc. (Metals & Mining) (a)	807,900	5,186,718

		38,228,894

Monaco 0.4%
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	227,500	2,042,950

Norway 2.5%
Seadrill, Ltd. (Energy Equipment & Services)	334,000	13,607,160

Switzerland 3.7%
♦Glencore Xstrata PLC (Metals & Mining)	4,811,430	19,915,780

United Kingdom 4.1%
Afren PLC (Oil, Gas & Consumable Fuels) (a)	4,204,500	8,281,308
African Minerals, Ltd. (Metals & Mining) (a)	404,000	1,164,409
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	1,150,000	6,244,258
Randgold Resources, Ltd., ADR (Metals & Mining)	99,300	6,360,165

		22,050,140

United States 76.6%
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	136,400	714,736
♦Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	338,500	29,087,305
Archer-Daniels-Midland Co. (Food Products)	207,600	7,039,716
♦Cameron International Corp. (Energy Equipment & Services) (a)	293,400	17,944,344
♦Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	300,200	19,509,998
Cloud Peak Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	162,500	2,678,000
♦Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	248,300	20,787,676
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	329,500	8,929,450

	Shares	Value

United States (continued)
Cummins, Inc. (Machinery)	67,700	$7,342,742
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	191,800	13,193,922
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	161,049	5,366,153
Dril-Quip, Inc. (Energy Equipment & Services) (a)	151,100	13,642,819
Ensco PLC Class A (Energy Equipment & Services)	194,100	11,281,092
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	94,600	12,456,928
Green Plains Renewable Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	74,500	992,340
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	106,000	4,989,420
Halcon Resources Corp. (Oil, Gas & Consumable Fuels) (a)	745,100	4,224,717
♦Halliburton Co. (Energy Equipment & Services)	535,800	22,353,576
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	301,400	12,893,892
Jacobs Engineering Group, Inc. (Construction & Engineering) (a)	72,300	3,985,899
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	555,200	8,211,408
♦Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	738,000	25,520,040
Mosaic Co. (The) (Chemicals)	106,000	5,703,860
National Oilwell Varco, Inc. (Energy Equipment & Services)	259,500	17,879,550
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	282,100	6,739,369
Newmont Mining Corp. (Metals & Mining)	291,100	8,718,445
Noble Corp. (Energy Equipment & Services)	203,100	7,632,498
♦Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	203,100	18,122,613
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	178,300	25,808,925
♦Schlumberger, Ltd. (Energy Equipment & Services)	327,200	23,447,152
SM Energy Co. (Oil, Gas & Consumable Fuels)	243,700	14,617,126
Steel Dynamics, Inc. (Metals & Mining)	262,800	3,918,348
Superior Energy Services, Inc. (Energy Equipment & Services) (a)	212,000	5,499,280
Tesoro Corp. (Oil, Gas & Consumable Fuels)	155,700	8,146,224
United States Steel Corp. (Metals & Mining)	212,100	3,718,113

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2013, excluding short-term investment. May be subject to change daily.

M-454	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United States (continued)
Weatherford International, Ltd. (Energy Equipment & Services) (a)	413,000	$5,658,100
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels) (a)	124,200	5,724,378

		414,480,154

Total Common Stocks (Cost $563,160,005)		510,325,078

Exchange Traded Fund 0.9% (b)
United States 0.9%
SPDR Gold Shares (Capital Markets) (a)	42,800	5,099,620

Total Exchange Traded Fund (Cost $7,147,852)		5,099,620

	Number of Warrants
Warrants 0.0%‡
Canada 0.0%‡
Kinross Gold Corp. Strike Price $21.30 Expires 9/17/14 (Metals & Mining) (a)	34,300	2,772

Total Warrants (Cost $36,860)		2,772

	Principal Amount
Short-Term Investment 4.2%
Repurchase Agreement 4.2%
United States 4.2%
State Street Bank and Trust Co. 0.01%, dated 6/28/13 due 7/1/13 Proceeds at Maturity $22,497,440 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $24,175,000 and a Market Value of $22,949,714) (Capital Markets)	$22,497,421	22,497,421

Total Short-Term Investment (Cost $22,497,421)		22,497,421

Total Investments (Cost $592,842,138) (c)	99.4%	537,924,891
Other Assets, Less Liabilities	0.6	3,192,957
Net Assets	100.0%	$541,117,848
(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2013, cost is $593,711,049 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$29,894,921
Gross unrealized depreciation	(85,681,079)

Net unrealized depreciation	$(55,786,158)

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

SPDR—Standard & Poor’s Depositary Receipt

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-455

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$510,325,078	$—	$—	$510,325,078
Exchange Traded Fund	5,099,620	—	—	5,099,620
Warrants	2,772	—	—	2,772
Short-Term Investment
Repurchase Agreement	—	22,497,421	—	22,497,421

Total Investments in Securities	$515,427,470	$22,497,421	$—	$537,924,891

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of June 30, 2013, foreign equity securities with a total value of $16,325,652 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of June 30, 2013, for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

As of June 30, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay VP Van Eck Global Hard Assets Portfolio investments by industry

Industry Diversification (Unaudited)

	Value	Percent †
Capital Markets	$27,597,041	5.1%
Chemicals	10,582,316	1.9
Construction & Engineering	3,985,899	0.7
Energy Equipment & Services	152,139,493	28.1
Food Products	7,039,716	1.3
Machinery	7,342,742	1.4
Metals & Mining	77,148,470	14.3
Oil, Gas & Consumable Fuels	243,877,806	45.1
Paper & Forest Products	8,211,408	1.5

	537,924,891	99.4
Other Assets, Less Liabilities	3,192,957	0.6

Net Assets	$541,117,848	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-456	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $592,842,138)	$537,924,891
Cash denominated in foreign currencies (identified cost $198)	198
Receivables:
Investment securities sold	3,151,154
Dividends and interest	573,054
Fund shares sold	215,472
Other assets	3,373

Total assets	541,868,142

Liabilities
Payables:
Manager (See Note 3)	412,000
Fund shares redeemed	249,316
Shareholder communication	46,428
Professional fees	33,802
Custodian	4,111
Trustees	1,249
Accrued expenses	3,388

Total liabilities	750,294

Net assets	$541,117,848

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$62,559
Additional paid-in capital	634,330,969

634,393,528
Undistributed net investment income	7,726,833
Accumulated net realized gain (loss) on investments and foreign currency transactions	(46,085,948)
Net unrealized appreciation (depreciation) on investments	(54,917,247)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	682

Net assets applicable to outstanding shares	$541,117,848

Shares of beneficial interest outstanding	62,558,717

Net asset value per share outstanding	$8.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-457

Statement of Operations for the six months ended June 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,607,622
Interest	1,845

Total income	4,609,467

Expenses
Manager (See Note 3)	2,635,577
Shareholder communication	43,799
Professional fees	26,788
Custodian	12,054
Trustees	6,890
Miscellaneous	12,991

Total expenses	2,738,099

Net investment income (loss)	1,871,368

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(32,372,417)
Foreign currency transactions	(11,409)

Net realized gain (loss) on investments and foreign currency transactions	(32,383,826)

Net change in unrealized appreciation (depreciation) on:
Investments	3,889,625
Translation of other assets and liabilities in foreign currencies	1,130

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,890,755

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(28,493,071)

Net increase (decrease) in net assets resulting from operations	$(26,621,703)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $47,847.

M-458	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (Unaudited) and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,871,368	$5,406,264
Net realized gain (loss) on investments and foreign currency transactions	(32,383,826)	(13,252,921)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,890,755	(58,807,320)

Net increase (decrease) in net assets resulting from operations	(26,621,703)	(66,653,977)

Capital share transactions:
Net proceeds from sale of shares	24,996,615	784,047,718
Cost of shares redeemed	(66,235,369)	(108,415,436)

Increase (decrease) in net assets derived from capital share transactions	(41,238,754)	675,632,282

Net increase (decrease) in net assets	(67,860,457)	608,978,305

Net Assets
Beginning of period	608,978,305	—

End of period	$541,117,848	$608,978,305

Undistributed net investment income at end of period	$7,726,833	$5,855,465

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-459

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		February 17, 2012** through December 31,
	2013*		2012
Net asset value at beginning of period	$9.08		$10.00

Net investment income (loss)	0.03		0.08
Net realized and unrealized gain (loss) on investments	(0.46)		(1.00)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡

Total from investment operations	(0.43)		(0.92)

Net asset value at end of period	$8.65		$9.08

Total investment return (a)(b)	(4.74%)		(9.20%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63	% ††	0.98	% ††
Net expenses	0.93	% ††	0.94	% ††
Portfolio turnover rate	17%		24%
Net assets at end of period (in 000’s)	$541,118		$608,978

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

M-460	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is comprised of twenty-nine separate series (each a “Portfolio” and collectively, the “Portfolios”). Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any such historical information provided for each such Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock
January 29, 1993	Cash Management, Cornerstone Growth(a), Government, Income Builder and S&P 500 Index
May 1, 1995	High Yield Corporate Bond and International Equity
October 1, 1996	Convertible
May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap
July 2, 2001	Mid Cap Core
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond(b)
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and Van Eck Global Hard Assets
May 1, 2013	Marketfield

(a)	Effective May 1, 2013, the name of MainStay VP Growth Equity Portfolio changed to MainStay VP Cornerstone Growth Portfolio.

(b)	Effective May 1, 2013, the name of MainStay VP Flexible Bond Opportunities Portfolio changed to MainStay VP Unconstrained Bond Portfolio.

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IX, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) which operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of The MainStay Funds, a Massachusetts business trust, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC also serves as manager (the “Underlying Portfolios/Funds”).

On May 13, 2003, the Board of Directors of MainStay VP Series Fund Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class was established. On April 5, 2011, the Board of Trustees (the “Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the May 13, 2003 Multiple Class Plan. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder
June 5, 2003	Common Stock, Convertible, Cornerstone Growth, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap
June 6, 2003	Large Cap Growth
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return and T. Rowe Price Equity Income
May 1, 2013	Marketfield

The investment objective for each Portfolio is as follows:

Balanced:  seeks total return.

Bond:  seeks total return.

mainstayinvestments.com	M-461

Notes to Financial Statements (Unaudited) (continued)

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

Common Stock:  seeks long-term growth of capital.

Conservative Allocation:  seeks current income and, secondarily, long-term growth of capital.

Convertible:  seeks capital appreciation together with current income.

Cornerstone Growth:  seeks long-term growth of capital.

DFA / DuPont Capital Emerging Markets Equity:  seeks long-term capital appreciation.

Eagle Small Cap Growth:  seeks long-term capital appreciation.

Floating Rate:  seeks high current income.

Government:  seeks current income.

Growth Allocation:  seeks long-term growth of capital.

High Yield Corporate Bond:  seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity:  seeks total return.

Income Builder:  seeks current income consistent with reasonable opportunity for future growth of capital and income.

International Equity:  seeks long-term growth of capital.

Janus Balanced:  seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Large Cap Growth:  seeks long-term growth of capital.

Marketfield:  seeks capital appreciation.

MFS® Utilities:  seeks total return.

Mid Cap Core:  seeks long-term growth of capital.

Moderate Allocation:  seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation:  seeks long-term growth of capital and, secondarily, current income.

PIMCO Real Return:  seeks maximum real return, consistent with preservation of real capital and prudent investment management.

S&P 500 Index:  seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

T. Rowe Price Equity Income:  seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

U.S. Small Cap:  seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Unconstrained Bond:  seeks total return by investing primarily in domestic and foreign debt securities.

Van Eck Global Hard Assets: seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a consideration.

Prior to May 1, 2013, the investment objective of Unconstrained Bond Portfolio was as follows: seek current income and total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Cash Management Portfolio seeks to maintain a net asset value (“NAV(s)”) of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and the Portfolio has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so as such. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

The Board has adopted procedures for the valuation of each Portfolio’s securities and has delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Portfolios (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of each Portfolio.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager regularly compares

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prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Portfolio’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2013, for each Portfolio’s investments is included at the end of each Portfolio’s respective Portfolio of Investments.

The valuation techniques used by the Portfolios to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Portfolios may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Portfolios’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the period ended June 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of a Portfolio’s Manager or Subadvisor(s) reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2013, the Balanced, Bond, Convertible, DFA / DuPont Capital Emerging Markets Equity, High Yield Corporate Bond, Income Builder, Marketfield and MFS® Utilities Portfolios held securities with values of $3,987,070, $49,497,120, $234, $240,839, $37,366,581, $59,071, $372,978 and $1,893,277, respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios principally trade, including the DFA / DuPont

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Notes to Financial Statements (Unaudited) (continued)

Capital Emerging Markets Equity, Income Builder and International Equity Portfolios, and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer or a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor(s) conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with a Portfolio’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of June 30, 2013, certain foreign equity securities held by certain Portfolios were not fair valued in such a manner.

Investments in Underlying Portfolios/Funds are valued at their NAV at the close of business each day. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Portfolio’s Manager in consultation with the Portfolio’s Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio’s Manager, in consultation with the Portfolio’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities pur-

chased on delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Securities held by the Cash Management Portfolio are valued at their amortized cost in accordance with the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by a single broker quote obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as the liquidity of the Portfolios’ investments. As of June 30, 2013, the Floating Rate and High Yield Corporate Bond Portfolios held securities with a value of $32,142,973 and $5,550,000, respectively, that were valued by single broker quotes and/or deemed to be illiquid.

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The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of each Portfolio’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Balanced

Asset Class	Fair Value at 6/30/13	Valuation Technique	Unobservable Inputs	Range
Asset-Backed Securities (11 positions)	$3,687,070	Market Approach	Acquisition Prices	$99.79 - $100.00
			Offered Quotes	$99.00 - $100.173
Mortgage-Backed Security (1 position)	300,000	Market Approach	Offered Quote	$100.00

	$3,987,070

Bond

Asset Class	Fair Value at 6/30/13	Valuation Technique	Unobservable Inputs	Range
Asset-Backed Securities (11 positions)	$46,097,120	Market Approach	Acquisition Prices	$99.79 - $100.00
			Offered Quotes	$99.00 - $100.173
Mortgage-Backed Security (1 position)	3,400,000	Market Approach	Offered Quote	$100.00

	$49,497,120

Floating Rate

Asset Class	Fair Value at 6/30/13	Valuation Technique	Unobservable Inputs	Range
Floating Rate Loans (17 positions)	$32,142,973	Market Approach	Offered Quotes	$98.00 - $102.25

High Yield Corporate Bond

Asset Class	Fair Value at 6/30/13	Valuation Technique	Unobservable Inputs	Range
Convertible Bonds (3 positions)	$2,112,868	Income/Market Approach	Estimated Recovery Rate	$0.00 - $0.01
			Liquidity Discount	20%
			Discount Rate	9%
Corporate Bonds (5 positions)	17,019,279	Income/Market Approach	Estimated Remaining Cash/Collateral	$324M
			Liquidity Discount	15%
			Offered Quote	$101
			Discount Rate	30%
			Distribution Percentage	73%
			EBITDA Multiple	12
			Probability of Success	20%
			Acquisition Price	$100
Loan Assignments & Participations (2 positions)	20,590,165	Income/Market Approach	Acquisition Price	99.25
			Offered Quote	$100.00
Common Stocks (3 positions)	3,194,262	Income/Market Approach	Liquidity Discount	10% - 20%
			EBITDA Multiple	5.5
Warrants (2 positions)	7	Income Approach	Probability of Liquidity Event	0%

Total	$42,916,581

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining

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Notes to Financial Statements (Unaudited) (continued)

value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(C)  Income Taxes.  Each Portfolio is treated as a separate entity for federal income tax purposes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates the Portfolios’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Portfolios’ financial statements. The Portfolios’ federal, state or local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Foreign Taxes.  The Portfolios may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of gains on investments or currency purchases/repatriation may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended June 30, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

(E)  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends, if any, are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid at least annually. Each of the other Portfolios intend to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the applicable Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(F)  Security Transactions and Investment Income. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those incurred with related parties of each Portfolio, are shown on each Portfolio’s Statement of Operations.

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In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary. These indirect expenses of the Underlying Portfolios/Funds are not included in the amounts shown as expenses on each Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, a custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J)  Reverse Repurchase Agreements.  A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the period ended June 30, 2013, PIMCO Real Return Portfolio’s average amount of borrowings while outstanding was $58,043,751 at a weighted average interest rate of 0.18%. As of June 30, 2013, the Portfolios did not hold any reverse repurchase agreements.

(K)  Loan Assignments, Participations and Commitments.  The Floating Rate, High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Portfolio’s Statement of Asset and Liabilities. (See Note 6)

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Notes to Financial Statements (Unaudited) (continued)

(L)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index). The Portfolios are subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of all of the margin owed to the Portfolios, potentially resulting in a loss. The Bond, Income Builder and Unconstrained Bond Portfolios may invest in futures contracts to help manage the duration and yield curve of their investment portfolios while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Cornerstone Growth and S&P 500 Index Portfolios may invest in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The International Equity Portfolio may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject the Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Equity Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the International Equity Portfolio’s NAV and may result in a loss to the International Equity Portfolio. The International Equity Portfolio may invest in futures contracts to reduce the Portfolio’s return volatility. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(M)  Securities Sold Short.  Certain Portfolios may engage in the sale of securities they do not own (“short sales”) as part of their investment strategy. When a Portfolio enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

(N)  Delayed Delivery Transactions.  Certain Portfolios may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(O)  Foreign Currency Forward Contracts.  Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost

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of) the closing transaction and the Portfolio’s basis in the contract. The Income Builder, International Equity and Unconstrained Bond Portfolios may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects a Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(P)  Foreign Currency Transactions.  The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(Q)  Swap Contracts.  Certain Portfolios may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

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Notes to Financial Statements (Unaudited) (continued)

A Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. A Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of June 30, 2013, PIMCO Real Return Portfolio held swap contracts.

(R)  Options Contracts.  A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

A Portfolio may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

(S)  Interest Rate Swaptions.  The Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. As of June 30, 2013, PIMCO Real Return Portfolio held Interest Rate Swaptions.

During the period ended June 30, 2013, Marketfield Portfolio had the following transactions in written options:

	Number of Contracts	Premium
Options Outstanding at May 1, 2013	—	$—
Options—Written	(510)	(71,683)
Options—Expired	—	—
Options—Canceled in closing transactions	510	71,683
Options Outstanding at June 30, 2013	—	—

During the period ended June 30, 2013, PIMCO Real Return Portfolio had the following transactions in interest rate swaptions:

	Notional Amount	Premium
Options Outstanding at December 31, 2012	27,600,000	$65,550
Options—Written	208,062,000	61,326
Options—Exercised	(7,000)	(1,789)
Options—Expired	(202,100,000)	(15,469)
Options—Canceled in closing transactions	(28,207,000)	(76,728)
Options Outstanding at June 30, 2013	5,348,000	32,890

(T)  Dollar Rolls.  Certain Portfolios may enter into dollar roll transactions in which they sell securities from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Portfolios are generally classified as purchase and sale transactions other than in the PIMCO Real Return Portfolio. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. The PIMCO Real Return Portfolio generally enters into dollar roll transactions that are considered financing transactions.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at

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market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. During the period ended June 30, 2013, PIMCO Real Return Portfolio’s average amount of borrowings was $135,759,298 at a weighted average interest rate of 0.24%.

(U)  Treasury Inflation-Protected Securities.  The PIMCO Real Return Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Offering Costs.  Costs incurred by the Marketfield Portfolio in connection with the commencement of the Marketfield Portfolio’s operations are being amortized on a straight line basis over twelve months.

(W)  Securities Lending.  In order to realize additional income, each Portfolio, other than the Asset Allocation and Cash Management Portfolios, may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with a lending agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios did not have any portfolio securities on loan as of June 30, 2013.

(X)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Portfolios may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The International Equity Portfolio may invest in warrants when the underlying security cannot be purchased due to restrictions an industry and/or country places on foreign investors. The Convertible, High Yield Corporate Bond, Income Builder, U.S. Small Cap and Unconstrained Bond Portfolios may invest in warrants only if received as part of a corporate action. The Portfolios are exposed to risk until the sale or exercise of each right or warrant is completed.

(Y)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Convertible, High Yield Corporate Bond and Income Builder Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

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Notes to Financial Statements (Unaudited) (continued)

(Z)  Concentration of Risk.  The High Yield Corporate Bond and Unconstrained Bond Portfolios’ principal investments include high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—higher interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Floating Rate, High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios’ principal investments may include loans. The loans in which the Portfolios principally invest are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(AA)  Indemnifications.  Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(AB)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Bond, Convertible, Cornerstone Growth, DFA / DuPont Capital Emerging Markets Equity, High Yield Corporate Bond, Income Builder, Marketfield, MFS® Utilities, Mid Cap Core, S&P 500 Index, T. Rowe Price Equity Income, Unconstrained Bond and Van Eck Global Hard Assets Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Bond

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(232,487)	$(232,487)

Total Realized Gain (Loss)		$(232,487)	$(232,487)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Long	150	150
Futures Contracts Short	(100)	(100)

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

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Convertible

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$25,582	$25,582

Total Fair Value		$25,582	$25,582

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$5,301	$5,301

Total Change in Unrealized Appreciation (Depreciation)		$5,301	$5,301

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	1,268	1,268

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

DFA / DuPont Capital Emerging Markets Equity

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Rights	Investments in securities, at value	$9	$9
Warrants	Investments in securities, at value	2	2

Total Fair Value		$11	$11

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on investments/security transactions	$3,948	$3,948
Warrants	Net realized gain (loss) on investments/security transactions	1,986	1,986

Total Realized Gain (Loss)		$5,934	$5,934

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Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net change in unrealized appreciation (depreciation) on investments	$(17,217)	$(17,217)
Warrants	Net change in unrealized appreciation (depreciation) on investments	194	194

Total Change in Unrealized Appreciation (Depreciation)		$(17,023)	$(17,023)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	95,594	95,594
Warrants	351,852	351,852

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

High Yield Corporate Bond

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$589,757	$589,757

Total Fair Value		$589,757	$589,757

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$488,650	$488,650

Total Change in Unrealized Appreciation (Depreciation)		$488,650	$488,650

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	4,163	4,163

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

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Income Builder

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	—		550,459	550,459
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	1,071,730	—		—	1,071,730

Total Fair Value		$1,071,730	$0	(a)	$550,459	$1,622,189

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$(1,394,813)	$—	$(1,394,813)

Total Fair Value		$—	$(1,394,813)	$—	$(1,394,813)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$8,560,256	$20,968	$8,581,224
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(158,125)	—	—	(158,125)

Total Realized Gain (Loss)		$(158,125)	$8,560,256	$20,968	$8,423,099

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(1,647,492)	$534,930	$(1,112,562)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,324,712	—	—	1,324,712

Total Change in Unrealized Appreciation (Depreciation)		$1,324,712	$(1,647,492)	$534,930	$212,150

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Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	8	—	8
Futures Contracts Long	—	797	—	797
Futures Contracts Short	—	—	(229)	(229)
Forward Contracts Long	$6,050,636	$—	$—	$6,050,636
Forward Contracts Short	$(40,142,743)	$—	$—	$(40,142,743)

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

Marketfield

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Risk	Equity Contracts Risk	Total
Purchased Currency Options	Investments in securities , at value	$372,978	—	$372,978
Purchased Options	Investments in securities , at value	—	798,593	798,593

Total Fair Value		$372,978	798,593	$1,171,571

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Written Options	Net realized gain (loss) on written option transactions	$(12,618)	$(12,618)

Total Realized Gain (Loss)		$(12,618)	$(12,618)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Purchased Currency Options	27,000,000
Purchased Options		4,061	4,061
Written Options		(494)	(494)

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

MFS® Utilities

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$611,106	$—	$611,106

Total Fair Value		$611,106	$—	$611,106

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Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$439,074	$—	$439,074

Total Fair Value		$439,074	$—	$439,074

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$168	$—	$168

Total Realized Gain (Loss)		$168	$—	$168

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$2,560,079	$—	$2,560,079

Total Change in Unrealized Appreciation (Depreciation)		$2,560,079	$—	$2,560,079

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Forward Contracts Long	$13,975,798	$—	$13,975,798
Forward Contracts Short	$(117,412,526)	$—	$(117,412,526)

(1)	Amount disclosed represents the average held during the period ended April 30, 2013.

Mid Cap Core

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on investments/security transactions	$148,832	$148,832

Total Realized Gain (Loss)		$148,832	$148,832

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(95,904)	$(95,904)

Total Change in Unrealized Appreciation (Depreciation)		$(95,904)	$(95,904)

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Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	51,583	51,583

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

PIMCO Real Return

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Swap Contracts	Open swap agreements, at value (a)	$—	$1,362,537	$1,362,537
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	1,137,556	—	1,137,556

Total Fair Value		$1,137,556	$1,362,537	$2,500,093

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Interest Rate Swaptions	Unrealized depreciation on written interest rate swaption contracts	$—	$(68,476)	$(68,476)
Futures Contracts	Net unrealized appreciation (depreciation) on futures contracts (b)	—	(770,167)	(770,167)
Swap Contracts	Open swap agreements, at value (a)	—	(179,816)	(179,816)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(831,361)	—	(831,361)

Total Fair Value		$(831,361)	$(1,018,459)	$(1,849,820)

(a)	Includes open swap agreements at value as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$100,259	$100,259
Written Options	Net realized gain (loss) on interest rate swaption transactions	—	91,157	91,157
Swap Contracts	Net realized gain (loss) on swap transactions	—	723,023	723,023
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(35,713)	—	(35,713)

Total Realized Gain (Loss)		$(35,713)	$914,439	$878,726

M-478	MainStay VP Funds Trust

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(806,253)	$(806,253)
Written Options	Net change in unrealized appreciation (depreciation) on interest rate swaption contracts	—	(82,865)	(82,865)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	242,865	242,865
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	470,032	—	470,032

Total Change in Unrealized Appreciation (Depreciation)		$470,032	$(646,253)	$(176,221)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Interest Rate Swaption Contracts	—	(49,335,685)	(49,335,685)
Futures Contracts Long	—	221	221
Futures Contracts Short	—	(28)	(28)
Forward Contracts Long	$19,876,511	$—	$19,876,511
Forward Contracts Short	$(54,414,461)	$—	$(54,414,461)

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2013.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets (a)
Credit Suisse	$881,195	$(659,274)	$—	$221,921
JPMorgan Chase Bank N.A.	423,977	(352,129)	—	71,848

	$1,305,172	$(1,011,403)	$—	$293,769

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2013.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities (b)
Credit Suisse	$659,274	$(659,274)	$—	$—
JPMorgan Chase Bank N.A.	352,129	(352,129)	—	—

	$1,011,403	$(1,011,403)	$—	$—

(a)	Represents the net amount receivable from the counterparty in the event of default.

(b)	Represents the net amount payable to the counterparty in the event of default.

mainstayinvestments.com	M-479

Notes to Financial Statements (Unaudited) (continued)

S&P 500 Index

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$79,623	$79,623

Total Fair Value		$79,623	$79,623

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$8,091,727	$8,091,727

Total Realized Gain (Loss)		$8,091,727	$8,091,727

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$758,272	$758,272

Total Change in Unrealized Appreciation (Depreciation)		$758,272	$758,272

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts Long	695	695

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

Unconstrained Bond

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$299,599	$—	$299,599
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	1,857,675	1,857,675
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	321,307	—	—	321,307

Total Fair Value		$321,307	$299,599	$1,857,675	$2,478,581

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

M-480	MainStay VP Funds Trust

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(757,430)	$(757,430)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(31,223)	—	—	(31,223)

Total Realized Gain (Loss)		$(31,223)	$—	$(757,430)	$(788,653)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$62,073	$—	$62,073
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	2,060,055	2,060,055
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	383,273	—	—	383,273

Total Change in Unrealized Appreciation (Depreciation)		$383,273	$62,073	$2,060,055	$2,505,401

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	14,850	—	14,850
Futures Contracts Long	—	—	96	96
Futures Contracts Short	—	—	(705)	(705)
Forward Contracts Long	$1,771,266	$—	$—	$1,771,266
Forward Contracts Short	$(12,247,705)	$—	$—	$(12,247,705)

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

Van Eck Global Hard Assets

Fair value of derivatives instruments as of June 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$2,772	$2,772

Total Fair Value		$2,772	$2,772

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2013:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(7,402)	$(7,402)

Total Change in Unrealized Appreciation (Depreciation)		$(7,402)	$(7,402)

mainstayinvestments.com	M-481

Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	34,300	34,300

(1)	Amount disclosed represents the average held during the period ended June 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). New York Life Investments manages the Bond, Cash Management, Conservative Allocation, Floating Rate, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios and the fixed-income portion of the Balanced Portfolio directly without the use of a subadvisor.

Effective January 11, 2013, Cornerstone Capital Management LLC (“Cornerstone Capital”), a registered investment adviser, serves as the Subadvisor to the Cornerstone Growth Portfolio (formerly known as Growth Equity Portfolio) pursuant to the terms of a Subadvisory Agreement with New York LIfe Investments. Cornerstone Capital is an affiliate of New York Life Investments.

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, International Equity, Mid Cap Core, S&P 500 Index, and the equity portion of Balanced Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”), each a registered investment adviser, serve as Subadvisors to the DFA / DuPont Capital Emerging Markets Equity Portfolio and manage a portion of the Portfolio’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Portfolio with respect to its allocated portion of the Portfolio’s assets.

Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Eagle Small Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity

Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc. (“JCGI”), serves as Subadvisor to the Janus Balanced Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Government, High Yield Corporate Bond, Unconstrained Bond (formerly known as Flexible Bond Opportunities) and the overall asset allocation and fixed-income portion of Income Builder Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Marketfield Asset Management LLC (“Marketfield”), a registered investment adviser, serves as Subadvisor to the Marketfield Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Massachusetts Financial Services Company (“MFS”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company), serves as Subadvisor to the MFS® Utilities Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the PIMCO Real Return Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the T. Rowe Price Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Van Eck Associates Corporation (“Van Eck”), a registered investment adviser, serves as Subadvisor to the Van Eck Global Hard Assets Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as Subadvisor to the Large Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

M-482	MainStay VP Funds Trust

Pursuant to the Management Agreement referenced above, New York Life Investments also serves as administrator for the Portfolios. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. The Portfolios reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer of the Portfolios. For allocation methodology, see Note 2(F).

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. From time to time, the Manager may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Balanced	0.70%	(a)	0.73%
Bond	0.50%	(b)	0.49%
Cash Management	0.45%	(c)	0.43%
Common Stock	0.55%	(d)	0.55%
Conservative Allocation	0.00%		0.00%
Convertible	0.60%	(e)	0.60%
Cornerstone Growth	0.70%	(f)	0.70%
DFA / DuPont Capital Emerging Markets Equity	1.20%	(g)	1.20%
Eagle Small Cap Growth	0.81%	(h)	0.81%
Floating Rate	0.60%	(i)	0.60%
Government	0.50%	(b)	0.50%

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Growth Allocation	0.00%		0.00%
High Yield Corporate Bond	0.57%	(j)	0.56%
ICAP Select Equity	0.80%	(k)	0.76%
Income Builder	0.57%	(l)	0.57%
International Equity	0.89%	(m)	0.89%
Janus Balanced	0.55%	(n)	0.55%
Large Cap Growth	0.75%	(o)	0.74%
Marketfield	1.40%	(p)	1.40%
MFS® Utilities	0.73%	(q)	0.73%
Mid Cap Core	0.85%	(r)	0.85%
Moderate Allocation	0.00%		0.00%
Moderate Growth Allocation	0.00%		0.00%
PIMCO Real Return	0.50%	(s)	0.50%
S&P 500 Index	0.25%	(t)	0.28%
T. Rowe Price Equity Income	0.80%	(u)	0.79%
Unconstrained Bond	0.60%	(v)	0.60%
U.S. Small Cap	0.80%	(w)	0.79%
Van Eck Global Hard Assets	0.89%	(x)	0.89%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Up to $1 billion and 0.65% in excess of $1 billion. Prior to May 1, 2013 the management fee rate was 0.75% up to $1 billion and 0.70% in excess of $1 billion. New York Life Investments had voluntarily agreed to waive a portion of its management fees to 0.70% on asset up to $1 billion and 0.65% on asset in excess of $1 billion. The agreement expired on May 1, 2013. For the six month period ended June 30, 2013, the manager waived its fees in the amount of $35,901.

(b)	Up to $500 million; 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(c)	Up to $500 million; 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, the Manager may limit expenses of the Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time without notice. For the six-month period ended June 30, 2013, the Manager waived its fees in the amount of $1,074,777.

(d)	Up to $500 million; 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(f)	Up to $500 million; 0.675% from $500 million to $1 billion and 0.65% in excess of $1 billion.

(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.60% for Initial Class and 1.65% for

mainstayinvestments.com	M-483

Notes to Financial Statements (Unaudited) (continued)

Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.01% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2014, and may only be amended or terminated prior to that date by action of the Board.

(h)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.95% for Initial Class and 1.22% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2014, and may only be amended or terminated prior to that date by action of the Board.

(i)	Up to $1 billion and 0.575% in excess of $1 billion.

(j)	Up to $1 billion; 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(k)	Up to $250 million; 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(l)	Up to $1 billion and 0.55% in excess of $1 billion.

(m)	Up to $500 million and 0.85% in excess of $500 million.

(n)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.58% for Initial Class and 0.83% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2014, and may only be amended or terminated prior to that date by action of the Board. For the six-month period ended June 30, 2013, the Manager waived its fees in the amount of $24,758.

(o)	Up to $500 million; 0.725% from $500 million to $750 million, 0.71% from $750 million to $1 billion, 0.70% from $1 billion to $2 billion, 0.66% from $2 billion to $3 billion, 0.61% from $3 billion to $7 billion, 0.585% from $7 billion to $9 billion and 0.575% in excess of $9 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the MainStay VP Large Cap Growth Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver is voluntary and may be discontinued by the Manager at any time. For the six-month period ended June 30, 2013, the Manager waived its fees in the amount of $18,957.

(p)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.60% for Initial Class shares. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal amount to the number of basis points waived for Initial Class shares to the Service Class shares. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date. For the period ended June 30, 2013, the Manager waived its fees in the amount of $5,365.
(q)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.81% for Initial Class and 1.06% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.03% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2014, and may only be amended or terminated prior to that date by action of the Board. For the six-month period ended June 30, 2013, the Manager waived its fees in the amount of $423.

(r)	Up to $1 billion and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and aquired (underlying) fund fees and expenses) do not exceed 0.84% for Initial Class and 1.09% for Service Class. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date. For the six-month period ended June 30, 2013, the Manager waived its fees in the amount of $43,634.

(s)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.66% for Initial Class and 0.76% for Service Class. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date. For the six-month period ended June 30, 2013, the Manager waived its fees in the amount of $102,761.

Subsequent to the implementation of this expense limitation agreement, amended accounting guidance required certain dollar roll transactions to be treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. These accounting changes did not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from investments in the Portfolio. As a result of these new reporting requirements, the Portfolio may present in its financial statements net expenses which are greater than this agreed upon expense limit.

(t)	Up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion. Prior to May 1, 2013, the management fee rate was 0.30% up to $1 billions; 0.275% from $1 billion to $2 billion; 0.265% from $2 billion to $3 billion and 0.25% in excess of $3 billion. New York Life Investment had voluntarily agreed to waive a portion of its management fees to 0.25% on asset up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion and 0.20% on asset in excess of $3 billion. This agreement expired on May 1, 2013. For the six month period ended June 30, 2013, the manager waived its fees in the amount of $173,495.

(u)

Up to $500 million and 0.775% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive its management fee to 0.75% on assets up to $500 million and 0.725% on assets in excess of $500 million. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.85% for Initial Class and 1.10% for Service Class. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date.

M-484	MainStay VP Funds Trust

For the six-month period ended June 30, 2013, the Manager waived its fees in the amount of $171,491.

(v)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(w)	Up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(x)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.97% for Initial Class. This agreement expires on May 1, 2014, and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.01% of its management fees on assets in excess of $1 billion. This agreement expires on May 1, 2014, and may only be amended or terminated prior to that date by action of the Board.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios, offering such shares, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each applicable Portfolio.

(C)  Capital.  As of June 30, 2013, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

Conservative Allocation Portfolio
MainStay Epoch Global Choice Fund Class I	7.56%
MainStay Epoch U.S. All Cap Fund Class I	4.52
MainStay High Yield Municipal Bond Fund Class I	2.15
MainStay High Yield Opportunities Fund Class I	1.44
MainStay ICAP Equity Fund Class I	2.47
MainStay ICAP International Fund Class I	0.71
MainStay Intermediate Term Bond Fund Class I	4.06
MainStay International Opportunities Fund Class I	4.03
MainStay MAP Fund Class I	3.60
MainStay Short Duration High Yield Fund Class I	15.98
MainStay Short Term Bond Fund Class I	5.28
MainStay U.S. Equity Opportunities Fund Class I	8.80
MainStay VP Bond Portfolio Initial Class	37.18
MainStay VP Cash Management Portfolio Initial Class	1.45
MainStay VP Cornerstone Growth Portfolio Initial Class	2.82

Conservative Allocation Portfolio (continued)
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	5.11%
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	2.39
MainStay VP Floating Rate Portfolio Initial Class	26.68
MainStay VP High Yield Corporate Bond Portfolio Initial Class	3.01
MainStay VP ICAP Select Equity Portfolio Initial Class	0.04
MainStay VP International Equity Portfolio Initial Class	1.29
MainStay VP Large Cap Growth Portfolio Initial Class	10.89
MainStay VP Marketfield Portfolio Initial Class	20.11
MainStay VP Mid Cap Core Portfolio Initial Class	3.07
MainStay VP S&P 500 Index Portfolio Initial Class	3.31
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	7.89
MainStay VP Unconstrained Bond Portfolio Initial Class	27.27
MainStay VP U.S. Small Cap Portfolio Initial Class	3.24

Growth Allocation Portfolio
MainStay Epoch Global Choice Fund Class I	5.45%
MainStay Epoch International Small Cap Fund Class I	0.03
MainStay Epoch U.S. All Cap Fund Class I	2.37
MainStay ICAP Equity Fund Class I	1.46
MainStay ICAP International Fund Class I	1.90
MainStay International Opportunities Fund Class I	10.50
MainStay MAP Fund Class I	3.30
MainStay U.S. Equity Opportunities Fund Class I	7.19
MainStay VP Common Stock Portfolio Initial Class	0.40
MainStay VP Cornerstone Growth Portfolio Initial Class	1.41
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	5.70
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	4.74
MainStay VP ICAP Select Equity Portfolio Initial Class	0.21
MainStay VP International Equity Portfolio Initial Class	3.50
MainStay VP Large Cap Growth Portfolio Initial Class	8.91
MainStay VP Marketfield Portfolio Initial Class	7.74
MainStay VP Mid Cap Core Portfolio Initial Class	2.28
MainStay VP S&P 500 Index Portfolio Initial Class	0.72
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	7.49
MainStay VP U.S. Small Cap Portfolio Initial Class	11.31
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	0.10

Moderate Allocation Portfolio
MainStay Epoch Global Choice Fund Class I	19.04%
MainStay Epoch International Small Cap Fund Class I	0.11
MainStay Epoch U.S. All Cap Fund Class I	8.36
MainStay High Yield Municipal Bond Fund Class I	2.71
MainStay High Yield Opportunities Fund Class I	0.16
MainStay ICAP Equity Fund Class I	4.23
MainStay ICAP International Fund Class I	2.08

mainstayinvestments.com	M-485

Notes to Financial Statements (Unaudited) (continued)

Moderate Allocation Portfolio (continued)
MainStay Intermediate Term Bond Fund Class I	5.12%
MainStay International Opportunities Fund Class I	11.90
MainStay MAP Fund Class I	6.70
MainStay Short Duration High Yield Fund Class I	14.94
MainStay Short Term Bond Fund Class I	6.08
MainStay U.S. Equity Opportunities Fund Class I	16.46
MainStay VP Bond Portfolio Initial Class	24.04
MainStay VP Cash Management Portfolio Initial Class	1.69
MainStay VP Common Stock Portfolio Initial Class	0.04
MainStay VP Cornerstone Growth Portfolio Initial Class	4.39
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	14.39
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	2.58
MainStay VP Floating Rate Portfolio Initial Class	25.81
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2.06
MainStay VP ICAP Select Equity Portfolio Initial Class	0.25
MainStay VP International Equity Portfolio Initial Class	3.81
MainStay VP Large Cap Growth Portfolio Initial Class	21.38
MainStay VP Marketfield Portfolio Initial Class	25.24
MainStay VP Mid Cap Core Portfolio Initial Class	4.12
MainStay VP S&P 500 Index Portfolio Initial Class	4.56
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	14.55
MainStay VP Unconstrained Bond Portfolio Initial Class	34.92
MainStay VP U.S. Small Cap Portfolio Initial Class	3.46

Moderate Growth Allocation Portfolio
MainStay Epoch Global Choice Fund Class I	24.54%
MainStay Epoch International Small Cap Fund Class I	0.71
MainStay Epoch U.S. All Cap Fund Class I	11.58
MainStay High Yield Municipal Bond Fund Class I	2.65
MainStay High Yield Opportunities Fund Class I	0.19
MainStay ICAP Equity Fund Class I	6.07
MainStay ICAP International Fund Class I	5.88
MainStay Intermediate Term Bond Fund Class I	6.80
MainStay International Opportunities Fund Class I	34.83
MainStay MAP Fund Class I	12.10
MainStay Short Duration High Yield Fund Class I	20.38
MainStay Short Term Bond Fund Class I	4.72
MainStay U.S. Equity Opportunities Fund Class I	27.33
MainStay VP Bond Portfolio Initial Class	0.34
MainStay VP Cash Management Portfolio Initial Class	0.00 ‡
MainStay VP Common Stock Portfolio Initial Class	0.89
MainStay VP Cornerstone Growth Portfolio Initial Class	5.58
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	21.26
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	15.97
MainStay VP Floating Rate Portfolio Initial Class	31.23

Moderate Growth Allocation Portfolio (continued)
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2.84%
MainStay VP ICAP Select Equity Portfolio Initial Class	0.87
MainStay VP International Equity Portfolio Initial Class	11.11
MainStay VP Large Cap Growth Portfolio Initial Class	35.03
MainStay VP Marketfield Portfolio Initial Class	35.02
MainStay VP Mid Cap Core Portfolio Initial Class	11.24
MainStay VP S&P 500 Index Portfolio Initial Class	6.79
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	26.61
MainStay VP Unconstrained Bond Portfolio Initial Class	35.29
MainStay VP U.S. Small Cap Portfolio Initial Class	36.03
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	0.66

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2012, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and currency losses that arose after October 31, 2012, as if they arose on January 1, 2013.

Portfolio	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Balanced	2017	$1,094	$—
Common Stock	2016	$33,077	$—
	2017	110,047	—
Total		$143,124	$—
Cornerstone Growth	2016	$4,583	$—
	2017	26,862	—
Total		$31,445	$—

M-486	MainStay VP Funds Trust

Portfolio	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
DFA / DuPont Capital Emerging Markets Equity Unlimited	Unlimited	$3,467	$—
Floating Rate	2016	$8,168	$—
	2017	2,462	—
Total		$10,630	$—
Eagle Small Cap Growth	Unlimited	$7,223	$—
High Yield Corporate Bond	2016	$26,533	$—
	2017	93,665	—
Total		$120,198	$—
ICAP Select Equity	2017	$194,453	$—
Income Builder	2017	$11,269	$—
International Equity	2016	$47,174	$—
	2017	39,290	—
	Unlimited	21,548	27,324
Total		$108,012	$27,324
S&P 500 Index	2014	$27,990	$—
	2016	18,017	—
	2017	23,779	—
Total		$69,786	$—
U.S Small Cap	2016	$11,005	$—
	2017	2,834	—
Total		$13.839	$—
Van Eck Global Hard Assets	Unlimited	$13,438	$—

The tax character of distributions paid during the year ended December 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2012
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced	$2,232,826	$—
Bond	43,905,456	14,610,565
Cash Management	74,363	—
Common Stock	8,428,942	—
Conservative Allocation	14,827,547	34,144,384
Convertible	13,508,301	1,815,023
Cornerstone Growth	1,643,158	—
Floating Rate	27,052,712	—
Government	10,547,054	—
Growth Allocation	2,060,343	17,092,173
High Yield Corporate Bond	133,183,824	—
ICAP Select Equity	21,988,842	—
Income Builder	12,654,013	—
International Equity	7,471,178	—
Mid Cap Core	3,244,794	41,942,805
Moderate Allocation	15,069,587	49,635,044
Moderate Growth Allocation	10,964,170	42,879,459
S&P 500 Index	15,407,775	—
Unconstrained Bond	14,703,960	445,137
U.S. Small Cap	879,988	—

Note 5–Restricted Securities

As of June 30, 2013, the following Portfolios held restricted securities:

Convertible

	Date of Acquisition	Principal Amount	Cost		6/30/13 Value	Percent of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	8/31/01	$2,335,418	$0	(a)	$234	0.0%	‡

‡	Less than one-tenth of a percent.
(a)	Less than one dollar.

mainstayinvestments.com	M-487

Notes to Financial Statements (Unaudited) (continued)

High Yield Corporate Bond

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost		6/30/13 Value	Percent of Net Assets
Affinity Gaming LLC
Common Stock	10/24/12	75,000	$843,750		$806,250	0.0	%‡
ASG Corp.
Warrant Expires 5/15/18	4/30/10	3,370	—		589,750	0.0	‡
At Home Corp.
Convertible Bond 0.525%, due 12/28/18	8/31/01	$1,869,975	0	(a)	187	0.0	‡
Convertible Bond 4.75%, due 12/31/49	8/27/01	$9,032,054	58,488		903	0.0	‡
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	365	—		4	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	360	1,099		3	0.0	‡
Quebecor World, Inc. (Litigation Recovery Trust-Escrow Shares)
Corporate Bond 6.50%	1/23/08	$150,000	—		2,205	0.0	‡
Corporate Bond 9.75%	1/23/08	$8,530,000	—		125,391	0.0	‡
Somerset Cayuga Holding Co., Inc.
Convertible Bond 20.00%, due 6/15/17	6/29/12-6/20/13	$1,564,280	1,574,407		2,111,778	0.1
Sterling Entertainment Enterprise LLC
Corporate Bond 9.75%, due 12/31/19	12/21/12	$10,000,000	10,000,000		10,350,000	0.4
TreeHouse Foods, Inc.
Corporate Bond 6.03%, due 9/30/13	2/22/10-2/24/10	$6,300,000	6,205,500		6,323,625	0.2
Upstate NY Power Producers
Common Stock	6/29/12	19,474	331,050		331,058	0.0	‡
Total			$19,014,294		$20,641,154	0.7%

‡	Less than one-tenth of a percent.
(a)	Less than one dollar.

Income Builder

Security	Date(s) of Acquisition	Number of Warrants	Cost	6/30/13 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	4	$—	$0	(a)	0.0	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	4	13	0	(a)	0.0	‡
Total		8	$13	$0	(a)	0.0	%‡

‡	Less than one-tenth of a percent.
(a)	Less than one dollar.

MFS® Utilities

Security	Date(s) of Acquisition	Number of Warrants	Cost	6/30/13 Value	Percent of Net Assets
Falcon Franchise Loan LLC	2/17/12	31,468	$1,860	$3,933	0.0	%‡
Viridian Group Fund Co II	3/1/12	1,450,000	1,017,848	1,073,738	0.1
Total			$1,019,708	$1,077,671	0.1%

‡	Less than one-tenth of a percent.

M-488	MainStay VP Funds Trust

Note 6–Commitments and Contingencies

As of June 30, 2013, the following Portfolio had an unfunded loan commitment pursuant to the following loan agreement:

High Yield Corporate Bond

Borrower	Unfunded Commitment	Unrealized Appreciation
Exide Technologies, Inc.
DIP Second-Out Term Loan due 12/31/14	$8,858,182	$293,366

Commitment is available until maturity date.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged based on the Portfolios’ net assets and/or market value of securities held by the Portfolios and certain cash transactions.

Note 8–Line of Credit

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Portfolios, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Effective June 21, 2013, the Marketfield Portfolio was added as a borrower to the Credit Agreement. There were no borrowings made or outstanding with respect to the Portfolios on the Credit Agreement during the six-month period ended June 30, 2013.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2013, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
Balanced	$60,870	$58,274	$155,613	$136,135
Bond	1,525,809	1,626,574	324,300	196,716
Common Stock	—	—	319,304	343,142
Conservative Allocation	—	—	254,807	205,271
Convertible	—	—	179,956	173,516
Cornerstone Growth	—	—	576,577	530,958
DFA / DuPont Capital Emerging Markets Equity	—	—	200,143	190,665
Eagle Small Cap Growth	—	—	76,439	68,263
Floating Rate	—	—	279,265	205,887
Government	48,264	74,365	3,443	8,066
Growth Allocation	—	—	67,682	62,388
High Yield Corporate Bond	—	—	750,347	575,050
ICAP Select Equity	—	—	355,591	417,465
Income Builder	3,159	1,749	79,463	37,955
International Equity	—	—	68,973	77,437
Janus Balanced	184,607	128,732	171,547	216,301
Large Cap Growth	—	—	258,031	353,022
Marketfield	—	—	92,071	6,631
MFS® Utilities	—	—	321,235	247,162
Mid Cap Core	—	—	535,287	494,029
Moderate Allocation	—	—	306,285	247,834
Moderate Growth Allocation	—	—	437,475	326,926

mainstayinvestments.com	M-489

Notes to Financial Statements (Unaudited) (continued)

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
PIMCO Real Return	$321,192	$285,545	$5,355	$8,416
S&P 500 Index	—	—	58,322	43,994
T. Rowe Price Equity Income	—	—	81,110	65,619
Unconstrained Bond	1,274	1,277	66,188	33,145
U.S. Small Cap	—	—	76,925	77,318
Van Eck Global Hard Assets	—	—	93,572	116,105

Note 10–In-Kind Transfer of Securities

On February 17, 2012, an affiliate of the Manager made an in-kind contribution of securities into the following Portfolios:

Receiving Portfolio	Shares	Purchase Value
Eagle Small Cap Growth	13,054,133	$130,541,325
Janus Balanced	80,451,627	$804,516,267
MFS® Utilities	68,355,812	$683,558,115
T. Rowe Price Equity Income	38,659,173	$386,591,726
Van Eck Global Hard Assets	63,810,482	$638,104,820

On May 1, 2012, an affiliate of the Manager made an in-kind contribution of securities into the following Portfolio:

Receiving Portfolio	Shares	Purchase Value
MFS® Utilities	3,128,970	$31,915,497

Note 11–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2013, and the year ended December 31, 2012, were as follows:

Balanced

Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	68,866	$922,153
Shares redeemed	(37,481)	(492,863)

Net increase (decrease)	31,385	$429,290

Year ended December 31, 2012:
Shares sold	81,036	$950,885
Shares issued to shareholders in reinvestment of dividends and distributions	11,127	133,941
Shares redeemed	(128,536)	(1,505,171)

Net increase (decrease)	(36,373)	$(420,345)

Six-month period ended June 30, 2013:
Shares sold	2,247,592	$29,624,834
Shares redeemed	(711,333)	(9,286,174)

Net increase (decrease)	1,536,259	$20,338,660

Year ended December 31, 2012:
Shares sold	2,820,726	$32,985,550
Shares issued to shareholders in reinvestment of dividends and distributions	175,239	2,098,885
Shares redeemed	(1,855,548)	(21,676,387)

Net increase (decrease)	1,140,417	$13,408,048

Bond
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	5,148,251	$75,774,168
Shares redeemed	(2,567,293)	(37,675,276)

Net increase (decrease)	2,580,958	$38,098,892

Year ended December 31, 2012:
Shares sold	10,034,381	$152,758,736
Shares issued to shareholders in reinvestment of dividends and distributions	2,369,613	35,040,150
Shares redeemed	(6,631,775)	(100,138,004)

Net increase (decrease)	5,772,219	$87,660,882

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	2,317,271	$33,783,166
Shares redeemed	(3,553,770)	(51,655,446)

Net increase (decrease)	(1,236,499)	$(17,872,280)

Year ended December 31, 2012:
Shares sold	6,993,901	$104,959,452
Shares issued to shareholders in reinvestment of dividends and distributions	1,601,268	23,475,871
Shares redeemed	(3,556,739)	(53,425,684)

Net increase (decrease)	5,038,430	$75,009,639

Cash Management

Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2013:
Shares sold	295,790,115
Shares issued to shareholders in reinvestment of dividends	35,418
Shares redeemed	(357,488,227)

Net increase (decrease)	(61,662,694)

Year ended December 31, 2012:
Shares sold	608,165,429
Shares issued to shareholders in reinvestment of dividends and distributions	73,901
Shares redeemed	(768,859,618)

Net increase (decrease)	(160,620,288)

M-490	MainStay VP Funds Trust

Common Stock
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	198,855	$4,137,813
Shares redeemed	(1,776,690)	(36,178,406)

Net increase (decrease)	(1,577,835)	$(32,040,593)

Year ended December 31, 2012:
Shares sold	857,164	$15,594,548
Shares issued to shareholders in reinvestment of dividends	409,353	7,607,005
Shares redeemed	(3,873,199)	(67,942,684)

Net increase (decrease)	(2,606,682)	$(44,741,131)

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	520,150	$10,681,473
Shares redeemed	(328,555)	(6,609,481)

Net increase (decrease)	191,595	$4,071,992

Year ended December 31, 2012:
Shares sold	327,485	$5,790,825
Shares issued to shareholders in reinvestment of dividends	44,421	821,937
Shares redeemed	(703,634)	(12,415,732)

Net increase (decrease)	(331,728)	$(5,802,970)

Conservative Allocation
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	115,436	$1,397,962
Shares redeemed	(71,922)	(868,420)

Net increase (decrease)	43,514	$529,542

Year ended December 31, 2012:
Shares sold	386,241	$4,553,836
Shares issued to shareholders in reinvestment of dividends and distributions	78,339	904,671
Shares redeemed	(192,243)	(2,287,155)

Net increase (decrease)	272,337	$3,171,352

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	6,809,966	$81,806,919
Shares redeemed	(3,008,511)	(36,092,326)

Net increase (decrease)	3,801,455	$45,714,593

Year ended December 31, 2012:
Shares sold	14,291,367	$168,209,406
Shares issued to shareholders in reinvestment of dividends and distributions	4,190,446	48,067,260
Shares redeemed	(5,526,999)	(64,871,982)

Net increase (decrease)	12,954,814	$151,404,684

Convertible
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	228,293	$2,878,681
Shares redeemed	(1,507,456)	(18,612,386)

Net increase (decrease)	(1,279,163)	$(15,733,705)

Year ended December 31, 2012:
Shares sold	564,931	$6,596,597
Shares issued to shareholders in reinvestment of dividends and distributions	460,210	5,338,562
Shares redeemed	(3,906,141)	(45,820,131)

Net increase (decrease)	(2,881,000)	$(33,884,972)

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,918,818	$23,941,572
Shares redeemed	(1,468,549)	(18,232,244)

Net increase (decrease)	450,269	$5,709,328

Year ended December 31, 2012:
Shares sold	2,303,354	$26,721,363
Shares issued to shareholders in reinvestment of dividends and distributions	866,235	9,984,762
Shares redeemed	(4,557,028)	(52,597,258)

Net increase (decrease)	(1,387,439)	$(15,891,133)

Cornerstone Growth
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	2,169,346	$62,844,594
Shares redeemed	(835,182)	(24,199,295)

Net increase (decrease)	1,334,164	$38,645,299

Year ended December 31, 2012:
Shares sold	102,891	$2,782,873
Shares issued to shareholders in reinvestment of dividends	54,594	1,542,898
Shares redeemed	(1,783,236)	(48,088,962)

Net increase (decrease)	(1,625,751)	$(43,763,191)

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	229,734	$6,685,572
Shares redeemed	(252,202)	(7,282,750)

Net increase (decrease)	(22,468)	$(597,178)

Year ended December 31, 2012:
Shares sold	494,071	$13,225,580
Shares issued to shareholders in reinvestment of dividends	3,561	100,260
Shares redeemed	(415,067)	(11,175,610)

Net increase (decrease)	82,565	$2,150,230

mainstayinvestments.com	M-491

Notes to Financial Statements (Unaudited) (continued)

DFA / DuPont Capital Emerging Markets Equity
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	4,363,714	$42,290,997
Shares redeemed	(2,368,536)	(22,682,624)

Net increase (decrease)	1,995,178	$19,608,373

Period ended December 31, 2012 (a):
Shares sold	21,275,466	$207,915,142
Shares redeemed	(2,429,245)	(22,614,665)

Net increase (decrease)	18,846,221	$185,300,477

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,425,843	$13,677,991
Shares redeemed	(2,425,294)	(23,452,768)

Net increase (decrease)	(999,451)	$(9,774,777)

Period ended December 31, 2012 (a):
Shares sold	29,047,349	$289,065,033
Shares redeemed	(3,726,412)	(34,601,198)

Net increase (decrease)	25,320,937	$254,463,835

(a) The inception date of the Portfolio was February 17, 2012.

Eagle Small Cap Growth
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	4,196,852	$46,396,484
Shares redeemed	(2,909,055)	(32,054,331)

Net increase (decrease)	1,287,797	$14,342,153

Period ended December 31, 2012 (a):
Shares sold	32,186,774	$319,740,447
Shares redeemed	(4,882,245)	(46,758,126)

Net increase (decrease)	27,304,529	$272,982,321

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	523,436	$5,823,550
Shares redeemed	(585,442)	(6,458,569)

Net increase (decrease)	(62,006)	$(635,019)

Period ended December 31, 2012 (a):
Shares sold	5,514,765	$55,080,104
Shares redeemed	(970,798)	(9,350,292)

Net increase (decrease)	4,543,967	$45,729,812

(a) The inception date of the Portfolio was February 17, 2012.

Floating Rate
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	4,262,794	$39,945,407
Shares issued to shareholders in reinvestment of dividends	666,906	6,238,128
Shares redeemed	(2,481,664)	(23,175,295)

Net increase (decrease)	2,448,036	$23,008,240

Year ended December 31, 2012:
Shares sold	16,485,847	$152,042,252
Shares issued to shareholders in reinvestment of dividends	1,118,171	10,330,192
Shares redeemed	(5,069,999)	(46,867,874)

Net increase (decrease)	12,534,019	$115,504,570

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	7,238,218	$67,765,287
Shares issued to shareholders in reinvestment of dividends	1,010,883	9,463,223
Shares redeemed	(4,446,187)	(41,645,776)

Net increase (decrease)	3,802,914	$35,582,734

Year ended December 31, 2012:
Shares sold	10,824,188	$100,051,970
Shares issued to shareholders in reinvestment of dividends	1,809,637	16,722,520
Shares redeemed	(7,203,492)	(66,471,859)

Net increase (decrease)	5,430,333	$50,302,631

Government
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	248,060	$2,927,827
Shares redeemed	(1,286,718)	(15,152,525)

Net increase (decrease)	(1,038,658)	$(12,224,698)

Year ended December 31, 2012:
Shares sold	573,360	$6,842,120
Shares issued to shareholders in reinvestment of dividends	304,571	3,610,388
Shares redeemed	(2,349,665)	(28,023,167)

Net increase (decrease)	(1,471,734)	$(17,570,659)

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,417,167	$16,566,004
Shares redeemed	(3,320,414)	(38,743,030)

Net increase (decrease)	(1,903,247)	$(22,177,026)

Year ended December 31, 2012:
Shares sold	5,388,782	$63,678,452
Shares issued to shareholders in reinvestment of dividends	589,676	6,936,666
Shares redeemed	(4,300,303)	(50,797,170)

Net increase (decrease)	1,678,155	$19,817,948

M-492	MainStay VP Funds Trust

Growth Allocation
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	201,709	$2,221,238
Shares redeemed	(103,578)	(1,137,284)

Net increase (decrease)	98,131	$1,083,954

Year ended December 31, 2012:
Shares sold	300,054	$3,026,131
Shares issued to shareholders in reinvestment of dividends and distributions	227,892	2,278,393
Shares redeemed	(270,535)	(2,745,504)

Net increase (decrease)	257,411	$2,559,020

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,741,545	$19,307,839
Shares redeemed	(1,306,168)	(14,286,692)

Net increase (decrease)	435,377	$5,021,147

Year ended December 31, 2012:
Shares sold	1,761,882	$17,745,268
Shares issued to shareholders in reinvestment of dividends and distributions	1,692,987	16,874,123
Shares redeemed	(3,147,573)	(31,829,362)

Net increase (decrease)	307,296	$2,790,029

High Yield Corporate Bond
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	3,277,318	$34,393,495
Shares redeemed	(7,782,754)	(81,013,995)

Net increase (decrease)	(4,505,436)	$(46,620,500)

Year ended December 31, 2012:
Shares sold	8,348,865	$83,984,771
Shares issued to shareholders in reinvestment of dividends	4,050,548	40,276,749
Shares redeemed	(11,466,667)	(114,968,282)

Net increase (decrease)	932,746	$9,293,238

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	21,780,276	$225,304,040
Shares redeemed	(9,372,272)	(96,959,338)

Net increase (decrease)	12,408,004	$128,344,702

Year ended December 31, 2012:
Shares sold	45,027,384	$449,296,200
Shares issued to shareholders in reinvestment of dividends	9,422,058	92,907,075
Shares redeemed	(10,563,747)	(105,150,032)

Net increase (decrease)	43,885,695	$437,053,243

ICAP Select Equity
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	270,542	$4,098,686
Shares redeemed	(2,692,563)	(40,561,513)

Net increase (decrease)	(2,422,021)	$(36,462,827)

Year ended December 31, 2012:
Shares sold	2,003,777	$25,929,207
Shares issued to shareholders in reinvestment of dividends	948,919	12,939,217
Shares redeemed	(9,058,657)	(120,397,386)

Net increase (decrease)	(6,105,961)	$(81,528,962)

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,797,485	$27,042,920
Shares redeemed	(2,198,047)	(32,970,686)

Net increase (decrease)	(400,562)	$(5,927,766)

Year ended December 31, 2012:
Shares sold	2,195,604	$28,663,734
Shares issued to shareholders in reinvestment of dividends	669,261	9,049,625
Shares redeemed	(5,466,721)	(71,524,124)

Net increase (decrease)	(2,601,856)	$(33,810,765)

Income Builder
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	262,025	$4,352,177
Shares redeemed	(908,375)	(15,110,688)

Net increase (decrease)	(646,350)	$(10,758,511)

Year ended December 31, 2012:
Shares sold	316,962	$4,887,632
Shares issued to shareholders in reinvestment of dividends	584,285	9,029,798
Shares redeemed	(1,947,243)	(29,619,891)

Net increase (decrease)	(1,045,996)	$(15,702,461)

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	2,717,723	$45,157,001
Shares redeemed	(447,717)	(7,435,220)

Net increase (decrease)	2,270,006	$37,721,781

Year ended December 31, 2012:
Shares sold	2,426,522	$37,183,058
Shares issued to shareholders in reinvestment of dividends	235,652	3,624,215
Shares redeemed	(766,344)	(11,586,093)

Net increase (decrease)	1,895,830	$29,221,180

mainstayinvestments.com	M-493

Notes to Financial Statements (Unaudited) (continued)

International Equity
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	552,579	$6,942,972
Shares redeemed	(1,171,852)	(14,682,856)

Net increase (decrease)	(619,273)	$(7,739,884)

Year ended December 31, 2012:
Shares sold	3,281,368	$36,011,439
Shares issued to shareholders in reinvestment of dividends	264,690	3,187,864
Shares redeemed	(2,994,160)	(34,563,020)

Net increase (decrease)	551,898	$4,636,283

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,271,068	$15,860,231
Shares redeemed	(1,400,392)	(17,468,239)

Net increase (decrease)	(129,324)	$(1,608,008)

Year ended December 31, 2012:
Shares sold	1,426,902	$16,221,731
Shares issued to shareholders in reinvestment of dividends	358,298	4,283,314
Shares redeemed	(3,824,386)	(44,004,338)

Net increase (decrease)	(2,039,186)	$(23,499,293)

Janus Balanced
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	352,631	$3,934,415
Shares redeemed	(2,881,273)	(32,141,363)

Net increase (decrease)	(2,528,642)	$(28,206,948)

Period ended December 31, 2012 (a):
Shares sold	50,651,008	$506,919,366
Shares redeemed	(6,918,700)	(70,517,337)

Net increase (decrease)	43,732,308	$436,402,029

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	4,279,705	$47,549,760
Shares redeemed	(1,272,018)	(14,168,742)

Net increase (decrease)	3,007,687	$33,381,018

Period ended December 31, 2012 (a):
Shares sold	38,844,099	$389,606,978
Shares redeemed	(2,867,931)	(29,210,129)

Net increase (decrease)	35,976,168	$360,396,849

(a) The inception date of the Portfolio was February 17, 2012.

Large Cap Growth
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,147,660	$21,234,452
Shares redeemed	(7,046,873)	(128,395,595)

Net increase (decrease)	(5,899,213)	$(107,161,143)

Year ended December 31, 2012:
Shares sold	8,997,069	$148,021,277
Shares redeemed	(3,899,688)	(62,761,644)

Net increase (decrease)	5,097,381	$85,259,633

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,404,643	$25,184,439
Shares redeemed	(875,662)	(15,810,305)

Net increase (decrease)	528,981	$9,374,134

Year ended December 31, 2012:
Shares sold	3,142,054	$51,070,035
Shares redeemed	(1,903,099)	(31,011,940)

Net increase (decrease)	1,238,955	$20,058,095

Marketfield
Initial Class (a)	Shares	Amount
Period ended June 30, 2013:
Shares sold	7,574,598	$75,750,639
Shares redeemed	(7,259)	(74,417)

Net increase (decrease)	7,567,339	$75,676,222

Service Class (a)	Shares	Amount
Period ended June 30, 2013:
Shares sold	2,844,513	$29,155,521
Shares redeemed	(17,388)	(178,331)

Net increase (decrease)	2,827,125	$28,977,190

(a) The inception date of the Portfolio was May 1, 2013.

MFS® Utilities

Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	315,581	$3,720,004
Shares redeemed	(198,324)	(2,357,256)

Net increase (decrease)	117,257	$1,362,748

Period ended December 31, 2012 (a):
Shares sold	5,712,020	$57,945,272
Shares redeemed	(520,065)	(5,346,936)

Net increase (decrease)	5,191,955	$52,598,336

M-494	MainStay VP Funds Trust

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	8,823,962	$104,196,139
Shares redeemed	(3,239,741)	(38,026,450)

Net increase (decrease)	5,584,221	$66,169,689

Period ended December 31, 2012 (a):
Shares sold	81,436,887	$816,612,238
Shares redeemed	(8,405,755)	(86,437,399)

Net increase (decrease)	73,031,132	$730,174,839

(a) The inception date of the Portfolio was February 17, 2012.

Mid Cap Core
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	3,662,716	$52,152,834
Shares redeemed	(1,475,125)	(19,958,779)

Net increase (decrease)	2,187,591	$32,194,055

Year ended December 31, 2012:
Shares sold	2,522,673	$30,411,407
Shares issued to shareholders in reinvestment of dividends	1,728,497	20,795,148
Shares redeemed	(11,221,288)	(138,791,573)

Net increase (decrease)	(6,970,118)	$(87,585,018)

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	2,154,936	$29,796,827
Shares redeemed	(1,669,300)	(22,832,205)

Net increase (decrease)	485,636	$6,964,622

Year ended December 31, 2012:
Shares sold	1,608,665	$19,617,782
Shares issued to shareholders in reinvestment of dividends	2,042,802	24,392,451
Shares redeemed	(3,995,369)	(48,554,847)

Net increase (decrease)	(343,902)	$(4,544,614)

Moderate Allocation

Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	349,467	$4,064,152
Shares redeemed	(188,099)	(2,216,903)

Net increase (decrease)	161,368	$1,847,249

Year ended December 31, 2012:
Shares sold	601,321	$6,828,325
Shares issued to shareholders in reinvestment of dividends and distributions	211,055	2,336,389
Shares redeemed	(335,175)	(3,786,945)

Net increase (decrease)	477,201	$5,377,769

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	7,442,681	$87,286,148
Shares redeemed	(2,863,759)	(33,708,336)

Net increase (decrease)	4,578,922	$53,577,812

Year ended December 31, 2012:
Shares sold	15,021,722	$169,622,253
Shares issued to shareholders in reinvestment of dividends and distributions	5,658,691	62,368,242
Shares redeemed	(6,907,248)	(77,607,094)

Net increase (decrease)	13,773,165	$154,383,401

Moderate Growth Allocation
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	224,559	$2,690,433
Shares redeemed	(168,804)	(2,034,904)

Net increase (decrease)	55,755	$655,529

Year ended December 31, 2012:
Shares sold	401,400	$4,376,439
Shares issued to shareholders in reinvestment of dividends and distributions	199,712	2,183,911
Shares redeemed	(332,068)	(3,616,659)

Net increase (decrease)	269,044	$2,943,691

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	11,506,596	$136,609,937
Shares redeemed	(2,347,256)	(27,836,434)

Net increase (decrease)	9,159,340	$108,773,503

Year ended December 31, 2012:
Shares sold	22,305,684	$242,026,662
Shares issued to shareholders in reinvestment of dividends and distributions	4,745,460	51,659,718
Shares redeemed	(6,378,345)	(69,289,306)

Net increase (decrease)	20,672,799	$224,397,074

PIMCO Real Return

Initial Class	Shares	Amount
Period ended June 30, 2013:
Shares sold	198,818	$2,086,487
Shares redeemed	(227,400)	(2,381,166)

Net increase (decrease)	(28,582)	$(294,679)

Year ended December 31, 2012 (a):
Shares sold	1,314,010	$13,363,847
Shares redeemed	(120,680)	(1,251,607)

Net increase (decrease)	1,193,330	$12,112,240

mainstayinvestments.com	M-495

Notes to Financial Statements (Unaudited) (continued)

Service Class	Shares	Amount
Period ended June 30, 2013:
Shares sold	5,349,405	$56,044,124
Shares redeemed	(5,783,103)	(59,542,800)

Net increase (decrease)	(433,698)	$(3,498,676)

Year ended December 31, 2012 (a):
Shares sold	48,359,131	$490,062,183
Shares redeemed	(3,374,862)	(34,768,980)

Net increase (decrease)	44,984,269	$455,293,203

(a) The inception date of the Portfolio was February 17, 2012.

S&P 500 Index
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	3,168,710	$102,300,840
Shares redeemed	(3,549,269)	(112,344,907)

Net increase (decrease)	(380,559)	$(10,044,067)

Year ended December 31, 2012:
Shares sold	8,548,262	$234,122,666
Shares issued to shareholders in reinvestment of dividends	406,816	11,913,117
Shares redeemed	(7,567,329)	(210,337,284)

Net increase (decrease)	1,387,749	$35,698,499

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	873,157	$27,803,431
Shares redeemed	(753,086)	(23,893,566)

Net increase (decrease)	120,071	$3,909,865

Year ended December 31, 2012:
Shares sold	1,105,130	$30,993,667
Shares issued to shareholders in reinvestment of dividends	119,662	3,494,658
Shares redeemed	(1,570,955)	(43,884,485)

Net increase (decrease)	(346,163)	$(9,396,160)

T. Rowe Price Equity Income

Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	3,582,761	$42,184,775
Shares redeemed	(2,291,882)	(27,652,729)

Net increase (decrease)	1,290,879	$14,532,046

Period ended December 31, 2012 (a):
Shares sold	38,773,915	$394,465,320
Shares redeemed	(4,073,776)	(41,278,761)

Net increase (decrease)	34,700,139	$353,186,559

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,554,664	$18,633,394
Shares redeemed	(1,722,331)	(20,418,365)

Net increase (decrease)	(167,667)	$(1,784,971)

Period ended December 31, 2012 (a):
Shares sold	26,078,184	$261,081,811
Shares redeemed	(3,587,667)	(36,650,656)

Net increase (decrease)	22,490,517	$224,431,155

(a) The inception date of the Portfolio was February 17, 2012.

Unconstrained Bond
Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,126,305	$11,808,764
Shares redeemed	(4,077,394)	(42,657,677)

Net increase (decrease)	(2,951,089)	$(30,848,913)

Year ended December 31, 2012:
Shares sold	4,003,771	$40,371,349
Shares issued to shareholders in reinvestment of dividends and distributions	738,080	7,603,953
Shares redeemed	(11,379,328)	(116,375,153)

Net increase (decrease)	(6,637,477)	$(68,399,851)

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	6,576,518	$68,708,891
Shares redeemed	(1,484,812)	(15,496,507)

Net increase (decrease)	5,091,706	$53,212,384

Year ended December 31, 2012:
Shares sold	10,379,513	$107,389,661
Shares issued to shareholders in reinvestment of dividends and distributions	734,540	7,545,144
Shares redeemed	(800,513)	(8,181,837)

Net increase (decrease)	10,313,540	$106,752,968

U.S. Small Cap

Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,442,703	$15,978,913
Shares redeemed	(2,057,226)	(23,206,856)

Net increase (decrease)	(614,523)	$(7,227,943)

Year ended December 31, 2012:
Shares sold	3,221,540	$30,811,492
Shares issued to shareholders in reinvestment of dividends	63,323	618,731
Shares redeemed	(6,253,080)	(60,116,042)

Net increase (decrease)	(2,968,217)	$(28,685,819)

M-496	MainStay VP Funds Trust

Service Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	1,551,846	$16,915,555
Shares redeemed	(916,268)	(9,939,839)

Net increase (decrease)	635,578	$6,975,716

Year ended December 31, 2012:
Shares sold	1,647,002	$15,403,863
Shares issued to shareholders in reinvestment of dividends	27,434	261,257
Shares redeemed	(2,205,100)	(20,569,915)

Net increase (decrease)	(530,664)	$(4,904,795)

Van Eck Global Hard Assets

Initial Class	Shares	Amount
Six-month period ended June 30, 2013:
Shares sold	2,740,697	$24,996,615
Shares redeemed	(7,245,122)	(66,235,369)

Net increase (decrease)	(4,504,425)	$(41,238,754)

Period ended December 31, 2012 (a):
Shares sold	79,206,473	$784,047,718
Shares redeemed	(12,143,331)	(108,415,436)

Net increase (decrease)	67,063,142	$675,632,282

(a) The inception date of the Portfolio was February 17, 2012.

Note 12–Litigation

The Common Stock, Mid Cap Core and S&P 500 Index Portfolios have been named as a defendants in the case now entitled Kirschner v. FitzSimons, et al. (In re Tribune Company), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of their ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Main Stay VP Funds Trust as a defendant.

The FitzSimons and Deutsche Bank actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions, including the Deutsche Bank action. The Court has not yet issued a decision on the motion.

On May 17, 2013, the plaintiff in the FitzSimons action requested leave of Court to file a Fifth Amended Complaint. On July 22, 2013, the Court granted the plaintiff leave to file the amended complaint.

These lawsuits do not allege any misconduct on the part of the Portfolios. The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
Common Stock	$1,300,602	$1,174,184
Mid Cap Core	$808,180	$790,269
S&P 500 Index	$682,856	$527,309

At this stage of the proceedings management is not able to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolios net asset values.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the six-month period ended June 30, 2013, events and transactions subsequent to June 30, 2013 through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	M-497

Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At its March 20-21, 2013 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay VP Marketfield Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Marketfield Asset Management LLC (“MAM”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MAM specifically in connection with the contract review process that took place in advance of the March 2013 meeting, which included responses from New York Life Investments and MAM to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and MAM on the fees charged to other investment advisory clients (including institutional separate accounts) that follow the investment strategies similar to those proposed for the Portfolio, and the rationale for any differences in the Portfolio’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services to be provided to the Portfolio by New York Life Investments and MAM; (ii) the qualifications of the proposed portfolio managers for the Portfolio and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Portfolio, including the Marketfield Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates and MAM from their relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s proposed management and subadvisory fees and overall total ordinary operating expenses, partic-

ularly as compared to similar funds and accounts managed by New York Life Investments and MAM.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board specifically in connection with the contract review processes. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, will have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MAM

The Board examined the nature, scope and quality of the services that New York Life Investments proposed to provide to the Portfolio. The Board evaluated New York Life Investments’ experience in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments will supply to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Portfolio’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is to be set forth in the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, scope and quality of the advisory services that MAM proposed to provide to the Portfolio. The Board evaluated MAM’s experience in

M-498	MainStay VP Funds Trust

managing other portfolios, including those with similar investment strategies to the Portfolio, such as the Marketfield Fund. It examined MAM’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MAM, and MAM’s overall legal and compliance environment. The Board also reviewed MAM’s willingness to invest in personnel designed to benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Portfolio, such as the Marketfield Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MAM’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Portfolio had no investment performance track record since the Portfolio had not yet been offered to investors. The Board discussed with management and the Portfolio’s proposed portfolio management team the Portfolio’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Portfolio, including the Marketfield Fund. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by MAM.

Costs of the Services to Be Provided, and Profits to Be Realized, by New York Life Investments and MAM

The Board considered the anticipated costs of the services to be provided by New York Life Investments and MAM under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates and MAM due to their relationships with the Portfolio. Because MAM’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are to be paid by New York Life Investments, not the Portfolio, the Board principally considered the profits to be realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the anticipated costs and profits of New York Life Investments and its affiliates and MAM due to their relationships with the Portfolio, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments will be responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MAM must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MAM to continue to provide high-quality services to the Portfolio. The Board also noted that the Portfolio will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board with respect to the Portfolio, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and MAM due to their relationships with the Portfolio. The Board also requested and received information from New York Life Investments and MAM concerning other business relationships between MAM and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates would also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits

mainstayinvestments.com	M-499

Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited) (continued)

expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to MAM, the Board concluded that any profits to be realized by MAM due to its relationship with the Portfolio will be the result of arm’s-length negotiations between New York Life Investments and MAM, and will be based on fees paid to MAM by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board also considered whether the Portfolio’s proposed expense structure permitted economies of scale to be shared with Portfolio investors. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments, since the fees to be paid to MAM will be paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MAM on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio, including the Marketfield Fund. In this regard, the Board took into account the explanation provided by New York Life Invest-

ments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of the proposed expense limitation arrangements on the Portfolio’s net management fee and expenses.

Based on these considerations, the Board concluded that the Portfolio’s management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

M-500	MainStay VP Funds Trust

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and also makes available its complete schedule of portfolio holdings on its website at www.nylim.com, five days after each month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP is made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP is provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP U.S. Small Cap Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP Marketfield Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP Cash Management Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC*

New York, New York

Cornerstone Capital Management LLC*

Bloomington, Minnesota

Dimensional Fund Advisors LP

Austin, Texas

DuPont Capital Management Corporation

Wilmington, Delaware

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Marketfield Asset Management LLC

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

mainstayinvestments.com

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

© 2013 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

NYLIM-30659	MSVP10-08/13

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: September 6, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date: September 6, 2013

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.